UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report April 30, 2009

EATON VANCE COMBINED MONEY MARKET FUNDS

Cash Management Fund

Money Market Fund

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Money Market Funds as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Duke E. Laflamme, CFA
Portfolio Manager
•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.
•	Despite the economy’s contraction in the first quarter of 2009, it began showing some signs of life. Although most economists forecast anemic growth for the remainder of the year, some of the data turned more positive early on. For example, in February some encouraging economic data was announced: factory orders increased 1.8%; new home sales rose 4.7% — the first increase in seven months; and existing home sales surged 5.1%, the largest monthly gain since 2003.
•	On February 17, 2009, President Obama signed a historic $787 billion stimulus program into law and outlined a $50 billion home foreclosure rescue plan. Additionally, between September 30, 2008, and December 31, 2008, the U.S. Federal Reserve (the Fed) lowered the federal funds rate to a range of 0.0% to 0.25% from 2.00%. During the six-month period ended April 30, 2009, the Fed took extraordinary actions through a variety of innovative lending techniques in an attempt to ease the credit crisis.
Management Discussion
•	At April 30, 2009, Cash Management Portfolio — in which the Funds invest their assets — had 84.9% of its net assets invested in U.S. Government agency bonds and high-quality commercial paper, both highly liquid types of securities in which money market funds commonly invest. The Portfolio also invests in other high-quality, short-term investments.

•	Each Fund is a participant in the U.S. Treasury Department’s Temporary Money Market Guarantee Program (the “Program”). Under the Program, amounts of Fund shares owned by shareholders as of the close of business on September 18, 2008, are guaranteed by the U.S. Treasury against loss, subject to certain conditions. The Program expires on September 18, 2009, and may not be extended beyond that date. Although the Funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a Fund. An investment in each Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	In addition to the Program announced by the U.S. Treasury Department in September 2008, the Fed has in place a number of programs to provide liquidity to the short-term credit markets.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Money Market Funds as of April 30, 2009
FUND PERFORMANCE
Performance
Eaton Vance Cash Management Fund*

Symbol	EHCXX

SEC Average Annual Total Returns
Six Months	0.17%
One Year	1.28
Five Years	2.92
Ten Years	2.83
Life of Fund†	5.88

*	The Fund has no sales charge.

†	Inception date: 1/27/75
Eaton Vance Money Market Fund1

Symbol	EVMXX

Average Annual Total Returns
Six Months	0.02%
One Year	0.64
Five Years	2.00
Ten Years	1.99
Life of Fund†	2.51

SEC Average Annual Total Returns
Six Months	-4.98%
One Year	-4.36
Five Years	1.63
Ten Years	1.99
Life of Fund†	2.51

†	Inception date: 4/5/95

[1]	Average Annual Total Returns do not include the applicable contingent deferred sales charge (CDSC). If the sales charge were deducted, performance would be lower. SEC Average Annual Total Returns reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year.
Total Annual Operating Expenses2

Eaton Vance Cash Management Fund Expense Ratio	0.58%
Eaton Vance Money Market Fund Expense Ratio	1.54%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (if any) with all distributions reinvested. Performance is for the stated time period only; current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Current SEC Yield (annualized) For the 7-Day Period Ended 4/30/093,4

Eaton Vance Cash Management Fund	0.00%
Eaton Vance Money Market Fund	0.00

[3]	Past performance is no guarantee of future results. Performance is for the stated time period only; each Fund’s current yield may be lower or higher than the quoted yield. Yield quotation more closely reflects current earnings than quotations of total return. For current yield information, please call 1-800-262-1122.

[4]	The Fund’s investment adviser has voluntarily undertaken to reimburse expenses or waive fees to the extent necessary to maintain a yield of not less than zero. This undertaking may be withdrawn at any time and is subject to recoupment.
Portfolio Composition
Asset Allocation
By net assets

2

Eaton Vance Money Market Funds as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Cash Management Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual	$1,000.00	$1,001.70	$3.28

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,021.50	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.66% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Money Market Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual	$1,000.00	$1,000.20	$4.91

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,019.90	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance Money Market Funds as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

	Cash	Money
	Management Fund	Market Fund

Assets

Investment in Cash Management Portfolio, at value	$239,305,652	$125,578,731
Receivable for Fund shares sold	68,863	244,065
Receivable from the administrator	76,139	291,063
Other assets	125,572	39,707

Total assets	$239,576,226	$126,153,566

Liabilities

Payable for Fund shares redeemed	$2,639,737	$1,208,575
Payable to affiliate for distribution and service fees	—	62,776
Accrued expenses	22,070	28,712

Total liabilities	$2,661,807	$1,300,063

Net assets	$236,914,419	$124,853,503

Sources of Net Assets

Paid-in capital	$237,192,531	$124,810,729
Accumulated net realized gain (loss) (computed on the basis of identified cost)	(237,545)	52,383
Accumulated distributions in excess of net investment income	(40,567)	(9,609)

Total	$236,914,419	$124,853,503

Shares of Beneficial Interest Outstanding

	$237,197,187	$124,810,715

Net Asset Value, Offering Price and Redemption Price Per Share

(Net assets ÷ shares of beneficial interest outstanding)	$1.00	$1.00

Statements of Operations

For the Six Months Ended
April 30, 2009

	Cash	Money
	Management Fund	Market Fund

Investment Income

Interest allocated from Portfolio	$1,515,696	$740,630
Expenses allocated from Portfolio	(740,998)	(367,959)

Total investment income from Portfolio	$774,698	$372,671

Expenses

Trustees’ fees and expenses	$262	$261
Distribution and service fees	—	601,145
Legal and accounting services	23,319	18,627
Printing and postage	15,273	21,148
Custodian fee	6,855	23,903
Insurance fee	173,961	36,013
Transfer and dividend disbursing agent fees	74,325	79,438
Registration fees	31,150	19,408
Miscellaneous	3,904	3,093

Total expenses	$329,049	$803,036

Deduct —
Waiver and reimbursement of expenses by the investment adviser	$115,735	$463,207

Total expense reductions	$115,735	$463,207

Net expenses	$213,314	$339,829

Net investment income	$561,384	$32,842

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain —
Investment transactions (identified cost basis)	$306,820	$136,677

Net realized gain	$306,820	$136,677

Net increase in net assets from operations	$868,204	$169,519

See notes to financial statements

4

Eaton Vance Money Market Funds as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets (Unaudited)

For the Six Months Ended
April 30, 2009
Increase (Decrease)	Cash	Money
in Net Assets	Management Fund	Market Fund

From operations —
Net investment income	$561,384	$32,842
Net realized gain from investment transactions	306,820	136,677

Net increase in net assets from operations	$868,204	$169,519

Distributions to shareholders —
From net investment income	$(573,665)	$(32,842)

Total distributions to shareholders	$(573,665)	$(32,842)

Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$188,034,361	$54,475,203
Net asset value of shares issued to shareholders in payment of distributions declared	379,513	25,551
Cost of shares redeemed	(294,311,475)	(80,577,883)

Net decrease in net assets from Fund share transactions	$(105,897,601)	$(26,077,129)

Net decrease in net assets	$(105,603,062)	$(25,940,452)

Net Assets

At beginning of period	$342,517,481	$150,793,955

At end of period	$236,914,419	$124,853,503

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(40,567)	$(9,609)

Statements of Changes in Net Assets

For the Year Ended
October 31, 2008
Increase (Decrease)	Cash	Money
in Net Assets	Management Fund	Market Fund

From operations —
Net investment income	$10,545,155	$2,004,350
Net realized loss from investment transactions	(544,003)	(84,104)

Net increase in net assets from operations	$10,001,152	$1,920,246

Distributions to shareholders —
From net investment income	$(10,578,260)	$(2,014,042)

Total distributions to shareholders	$(10,578,260)	$(2,014,042)

Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$1,875,012,386	$210,603,145
Net asset value of shares issued to shareholders in payment of distributions declared	5,748,699	1,660,521
Cost of shares redeemed	(1,711,788,876)	(127,882,867)

Net increase in net assets from Fund share transactions	$168,972,209	$84,380,799

Net increase in net assets	$168,395,101	$84,287,003

Net Assets

At beginning of year	$174,122,380	$66,506,952

At end of year	$342,517,481	$150,793,955

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(28,286)	$(9,609)

See notes to financial statements

5

Eaton Vance Money Market Funds as of April 30, 2009

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Cash Management Fund

	Six Months
	Ended
	April 30,		Year Ended	Period Ended		Year Ended December 31,
	2009		October 31,	October 31,
	(Unaudited)		2008	2007(1)		2006		2005		2004	2003

Net asset value — Beginning of period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000	$1.000

Income (loss) from operations

Net investment income	$0.002		$0.030	$0.040		$0.043		$0.024		$0.006	$0.005

Less distributions

From net investment income	$(0.002)		$(0.030)	$(0.040)		$(0.043)		$(0.024)		$(0.006)	$(0.005)

Total distributions	$(0.002)		$(0.030)	$(0.040)		$(0.043)		$(0.024)		$(0.006)	$(0.005)

Net asset value — End of period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	0.17	%(8)	3.02%	4.04	%(8)	4.40	%(3)	2.48	%(3)	0.60%	0.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$236,914		$342,517	$174,122		$119,983		$94,969		$98,165	$101,364
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.66	%(6)(7)	0.58%	0.62	%(7)	0.75%		0.80%		0.79%	0.68%
Net investment income	0.39	%(7)	2.90%	4.82	%(7)	4.32%		2.46%		0.60%	0.47%

(1)	For the ten months ended October 31, 2007. The Fund changed its fiscal year-end from December 31 to October 31.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of expenses (equal to 0.08% of average daily net assets for the six months ended April 30, 2009). Absent this waiver, total return would have been lower.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

6

Eaton Vance Money Market Funds as of April 30, 2009

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Money Market Fund

	Six Months
	Ended		Year Ended	Period Ended		Year Ended December 31,
	April 30, 2009		October 31,	October 31,
	(Unaudited)		2008	2007(1)		2006		2005		2004		2003

Net asset value — Beginning of period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000		$1.000

Income (loss) from operations

Net investment income	$0.000	(2)	$0.020	$0.031		$0.033		$0.014		$0.001		$—

Less distributions

From net investment income	$0.000	(2)	$(0.020)	$(0.031)		$(0.033)		$(0.014)		$(0.001)		$—

Total distributions	$0.000	(2)	$(0.020)	$(0.031)		$(0.033)		$(0.014)		$(0.001)		$—

Net asset value — End of period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(3)	0.02	%(10)	2.04%	3.16	%(9)	3.32	%(4)	1.45	%(4)	0.05%		0.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$124,854		$150,794	$66,507		$42,098		$48,339		$67,885		$100,241
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	0.99	%(7)(8)	1.54%	1.66	%(8)	1.80%		1.82%		1.31	%(9)	1.17	%(9)
Net investment income	0.05	%(8)	1.90%	3.78	%(8)	3.30%		1.40%		0.04%		0.00%

(1)	For the ten months ended October 31, 2007. The Fund changed its fiscal year-end from December 31 to October 31.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	During the years ended December 31, 2006 and 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and 2005.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser waived a portion of expenses (equal to 0.65% of average daily net assets for the six months ended April 30, 2009). Absent this waiver, total return would have been lower.

(8)	Annualized.

(9)	The principal underwriter voluntarily waived a portion of its distribution fee and the administrator subsidized certain operating expenses (equal to 0.40% and 0.49% of average daily net assets for the years ended December 31, 2004 and 2003, respectively). Absent this waiver and allocation, total return would have been lower.

(10)	Not annualized.

See notes to financial statements

7

Eaton Vance Money Market Funds as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Cash Management Fund (Cash Management Fund) and Eaton Vance Money Market Fund (Money Market Fund) (individually, the Fund and collectively, the Funds) are each a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Funds invest all of their investable assets in interests in the Cash Management Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects each Fund’s proportionate interest in the net assets of the Portfolio (13.7% for Cash Management Fund and 7.2% for Money Market Fund at April 30, 2009). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund’s financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

Cash Management	$5	October 31, 2010
	20	October 31, 2011
	85	October 31, 2013
	197	October 31, 2014
	55	October 31, 2015
	544,003	October 31, 2016
Money Market	10	October 31, 2010
	5	October 31, 2011
	53	October 31, 2013
	113	October 31, 2014
	9	October 31, 2015
	84,104	October 31, 2016

As of April 30, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal

8

Eaton Vance Money Market Funds as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds’ management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Funds, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Funds and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $3,728 and $4,472 from Cash Management Fund and Money Market Fund, respectively, in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, also received distribution and service fees from the Money Market Fund (see Note 4) and contingent deferred sales charges (see Note 5) from the Funds. BMR has voluntarily undertaken to reimburse expenses or waive fees to the extent necessary to maintain a yield of not less than zero for each fund. For the six months ended April 30, 2009, BMR waived fees and/or reimbursed expenses of $115,735 and $463,207 of the Cash Management Fund and Money Market Fund, respectively.

Except for Trustees of the Funds and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4   Distribution Plan

The Money Market Fund (the Fund) has in effect a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay EVD distribution fees of 0.75% per annum of its average daily net assets for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (Note 5) and amounts theretofore paid or payable to EVD. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $536,492, representing 0.75% (annualized) of its average daily net assets. At April 30, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $14,455,000.

The Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets of shares outstanding for one year or more. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $64,653, representing 0.09% (annualized) of its average daily net assets.

9

Eaton Vance Money Market Funds as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemption of shares of the Money Market Fund (other than those acquired as the result of an exchange from another Eaton Vance Fund) made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Shares of Money Market Fund and Cash Management Fund acquired as a result of an exchange from shares of another Eaton Vance Fund are subject to the original CDSC rate, if any, from the date of original purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on redemptions of Money Market Fund shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Distribution Plan. CDSCs received on redemptions of Money Market Fund shares when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Funds were informed that EVD received approximately $271,000 of CDSCs paid by shareholders of the Money Market Fund and none paid by shareholders of the Cash Management Fund.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in each Fund’s investment in the Portfolio were as follows:

Cash Management Fund

Increases	$188,783,317
Decreases	293,422,675

Money Market Fund

Increases	$54,586,044
Decreases	81,192,590

7   Shares of Beneficial Interest

The Funds’ Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At April 30, 2009, EVM and its affiliates owned approximately 15% of the outstanding shares of the Cash Management Fund.

8   Temporary Guarantee Program

Each of the Funds participates in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the Guarantee Program). Under the Guarantee Program, amounts of Fund shares owned by shareholders as of the close of business on September 19, 2008 are guaranteed by the U.S. Treasury against loss in the event (i) the Fund’s market-based net asset value falls below $0.995 per share (i.e., rounds to less than $1.00 per share) and (ii) the Fund subsequently liquidates (the “guarantee event”). Upon such event, Fund shareholders who have continuously maintained a Fund account from September 19, 2008 until the guarantee event would be eligible to receive from the U.S. Treasury the difference between $1.00 per share and the Fund’s net proceeds per share upon liquidation applied to the lesser of shares held by such shareholders on September 19, 2008 or on the date of the guarantee event. Investors who became Fund shareholders after September 19, 2008, or who owned an account in a Fund on September 19, 2008 but subsequently closed their account, would not receive a payment under the Guarantee Program. To participate in the Guarantee Program, each Fund paid a fee equal to .015% of the value of its shares outstanding as of September 19, 2008 at $1 per share. Such fee was amortized to expense over the Guarantee Program’s initial three-month period which expired on December 18, 2008. The U.S. Treasury extended the Guarantee Program to April 30, 2009 and again to September 18, 2009. The Trustees approved the Funds’ continued participation in the Guarantee Program and the Funds paid additional premiums which were/are being amortized over the period of the applicable extension. The Guarantee Program may not be extended beyond September 18, 2009. Guarantee payments under the Guarantee Program are subject to an overall limit of approximately $50 billion for all eligible money market funds participating in the Guarantee Program.

10

Cash Management Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Certificates of Deposit — 0.6%

Principal Amount
(000’s omitted)	Security	Value

$10,000	Royal Bank of Canada, NY, 1.64%, 5/11/09	$10,003,156

Total Certificates of Deposit
(amortized cost $10,003,156)		$10,003,156

Commercial Paper — 24.1%

Principal Amount
(000’s omitted)	Security	Value

Banks and Money Services — 15.5%

$11,275	Alcon Capital Corp., 0.15%, 5/1/09(1)	$11,275,000
25,000	Alcon Capital Corp., 0.24%, 5/18/09(1)	24,997,167
20,000	Australia and New Zealand Banking Group, Ltd., 1.671%, 10/2/09(1)(2)	20,000,000
21,250	Bank of Nova Scotia, 0.47%, 5/28/09	21,242,509
23,040	Bank of Nova Scotia, 0.74%, 5/11/09	23,035,264
25,000	BNP Paribas Finance, Inc., 1.202%, 9/2/09	24,896,494
15,000	Danske Corp., 0.82%, 6/30/09(1)	14,979,500
17,000	Danske Corp., 1.02%, 5/26/09(1)	16,987,959
10,000	ING (US) Funding, LLC, 0.62%, 6/1/09	9,994,661
25,000	JPMorgan Chase & Co., 0.18%, 5/14/09	24,998,375
25,000	Nordea North America, Inc., 0.40%, 6/16/09	24,987,222
20,000	Nordea North America, Inc., 0.78%, 6/3/09	19,985,700
20,000	Societe Generale North America, Inc., 0.25%, 5/14/09	19,998,195
15,000	Societe Generale North America, Inc., 0.70%, 7/1/09	14,982,208

		$272,360,254

Beverages — 2.9%

$25,000	Coca-Cola Co., 0.33%, 7/31/09(1)	$24,979,146
25,000	Coca-Cola Co., 0.40%, 5/13/09(1)	24,996,667

		$49,975,813

Diversified Manufacturing — 1.4%

$25,000	Honeywell International, 0.25%, 6/30/09(1)	$24,989,583

		$24,989,583

Drugs — 1.4%

$24,092	Abbott Laboratories, 0.20%, 5/15/09(1)	$24,090,126

		$24,090,126

Oil and Gas-Equipment and Services — 2.9%

$25,000	ConocoPhillips Co., 0.27%, 5/4/09(1)	$24,999,438
25,000	ConocoPhillips Co., 0.28%, 5/7/09(1)	24,998,833

		$49,998,271

Total Commercial Paper
(amortized cost $421,414,047)		$421,414,047

Corporate Bonds & Notes — 14.5%

Principal Amount
(000’s omitted)	Security	Value

Banks and Money Services — 12.5%

$12,000	American Honda Finance Corp., MTN, 1.364%, 5/5/09(2)(3)	$12,000,000
7,250	Australia and New Zealand Banking Group, Ltd., 1.471%, 10/2/09(2)(3)	7,250,000
17,250	Bank of America Corp., 1.397%, 10/3/09(2)(3)	17,250,000
25,000	Citigroup Funding Inc., MTN, 2.116%, 5/8/09(2)	24,999,929
7,400	Commonwealth Bank of Australia, MTN, 1.397%, 10/2/09(2)(3)	7,400,000
9,500	Goldman Sachs Group, Inc., 6.65%, 5/15/09	9,511,517
10,000	IBM International Group Capital, 1.47%, 9/25/09(2)(3)	10,000,000
18,500	ING Bank NV, 1.496%, 7/24/09(2)(3)	18,500,000
13,500	Merrill Lynch & Co., MTN, 3.051%, 5/20/09(2)	13,498,266
20,000	National Australia Bank, Ltd., 1.353%, 9/11/09(2)(3)	19,982,365
15,000	National Australia Bank, Ltd., 1.507%, 10/6/09(2)(3)	15,000,000
25,000	Rabobank Nederland NV, 1.431%, 10/9/09(2)(3)	25,000,000
2,800	Royal Bank of Canada, NY, 3.875%, 5/4/09	2,800,762
20,000	Societe Generale North America, Inc., 1.676%, 9/4/09(2)(3)	20,000,000
15,000	Wells Fargo & Co., 1.42%, 9/15/09(2)	14,999,455

		$218,192,294

Electrical and Electronic Equipment — 0.8%

$14,500	General Electric Capital Corp., MTN, 1.356%, 8/31/09(2)	$14,500,467

		$14,500,467

See notes to financial statements

11

Cash Management Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insurance — 1.2%

$21,350	MetLife Global Funding I, 1.419%, 8/7/09(2)(3)	$21,350,000

		$21,350,000

Total Corporate Bonds & Notes
(amortized cost $254,042,761)		$254,042,761

U.S. Government Agency Obligations — 60.8%

Principal Amount
(000’s omitted)	Security	Value

Federal Home Loan Bank:
$25,000	0.311%, 7/7/09(2)	$25,000,000
20,000	0.73%, 2/5/10(2)	20,000,000
25,000	1.10%, 3/10/10	25,072,985
50,000	Discount Note, 0.05%, 5/1/09	50,000,000
42,040	Discount Note, 0.23%, 5/6/09	42,038,657
40,000	Discount Note, 0.24%, 5/22/09	39,994,400
27,500	Discount Note, 0.245%, 5/29/09	27,494,760
76,293	Discount Note, 0.36%, 5/29/09	76,271,638
21,200	Discount Note, 0.13%, 6/2/09	21,197,550
25,000	Discount Note, 0.12%, 6/8/09	24,996,833
30,000	Discount Note, 0.21%, 6/8/09	29,993,350
10,000	Discount Note, 0.32%, 7/21/09	9,992,800
25,000	Discount Note, 0.85%, 1/4/10	24,853,611
15,000	Discount Note, 0.84%, 4/1/10	14,882,750

		$431,789,334

Federal Home Loan Mortgage Corp.:
$9,250	1.05%, 2/4/10	$9,247,172
25,000	1.085%, 2/4/10(2)	25,000,000
9,500	1.30%, 4/1/10	9,492,580
7,000	Discount Note, 0.40%, 5/12/09	6,999,145
35,000	Discount Note, 0.39%, 5/28/09	34,989,763
50,000	Discount Note, 0.47%, 6/22/09	49,966,056
684	Discount Note, 0.35%, 6/24/09	683,641
10,000	Discount Note, 0.43%, 6/26/09	9,993,311
16,672	Discount Note, 0.195%, 6/29/09	16,666,672
50,000	Discount Note, 0.35%, 6/30/09	49,970,833
33,824	Discount Note, 0.37%, 7/20/09	33,796,189
75,000	Discount Note, 0.46%, 7/28/09	74,915,667
26,009	Discount Note, 0.36%, 7/29/09	25,985,852
20,700	Discount Note, 0.36%, 8/3/09	20,680,542
15,698	Discount Note, 0.53%, 8/24/09	15,671,422
50,000	Discount Note, 0.565%, 8/31/09	49,904,264
25,000	Discount Note, 0.42%, 9/28/09	24,956,250
6,000	Discount Note, 0.75%, 11/20/09	5,974,625

		$464,893,984

Federal National Mortgage Association:
$23,000	0.913%, 7/28/09(2)	$23,024,360
17,000	Discount Note, 0.40%, 6/18/09	16,990,933
12,969	Discount Note, 0.555%, 7/22/09	12,952,605
37,311	Discount Note, 0.36%, 7/31/09	37,277,047
25,000	Discount Note, 0.30%, 8/24/09	24,976,042
11,529	Discount Note, 0.54%, 10/16/09	11,499,947
25,000	Discount Note, 0.59%, 12/28/09	24,901,257
14,500	Discount Note, 0.90%, 1/15/10	14,406,113

		$166,028,304

Total U.S. Government Agency Obligations
(amortized cost $1,062,711,622)		$1,062,711,622

Total Investments — 100.0%
(amortized cost $1,748,171,586)(4)		$1,748,171,586

Other Assets, Less Liabilities — 0.0%		$393,897

Net Assets — 100.0%		$1,748,565,483

MTN - Medium-Term Note

(1)	A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

(2)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $173,732,365 or 9.9% of the Portfolio’s net assets.

(4)	Cost for federal income taxes is the same.

See notes to financial statements

12

Cash Management Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investments, at amortized cost	$1,748,171,586
Cash	40,504
Interest receivable	1,286,470

Total assets	$1,749,498,560

Liabilities

Payable to affiliate for investment adviser fee	$868,640
Payable to affiliate for Trustees’ fees	4,208
Accrued expenses	60,229

Total liabilities	$933,077

Net assets applicable to investors’ interest in Portfolio	$1,748,565,483

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,748,565,483

Total	$1,748,565,483

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest	$11,115,566

Total investment income	$11,115,566

Expenses

Investment adviser fee	$5,367,641
Trustees’ fees and expenses	23,960
Custodian fee	141,380
Legal and accounting services	40,214
Miscellaneous	34,490

Total expenses	$5,607,685

Deduct —
Reduction of custodian fee	$716

Total expense reductions	$716

Net expenses	$5,606,969

Net investment income	$5,508,597

Realized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$1,990,753

Net realized gain	$1,990,753

Net increase in net assets from operations	$7,499,350

See notes to financial statements

13

Cash Management Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$5,508,597	$70,291,688
Net realized gain (loss) from investment transactions	1,990,753	(2,656,769)

Net increase in net assets from operations	$7,499,350	$67,634,919

Capital transactions —
Contributions	$10,515,791,928	$28,466,153,328
Withdrawals	(11,081,702,277)	(27,928,406,024)

Net increase (decrease) in net assets from capital transactions	$(565,910,349)	$537,747,304

Net increase (decrease) in net assets	$(558,410,999)	$605,382,223

Net Assets

At beginning of period	$2,306,976,482	$1,701,594,259

At end of period	$1,748,565,483	$2,306,976,482

See notes to financial statements

14

Cash Management Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended					Year Ended December 31,
	April 30, 2009		Year Ended	Period Ended
	(Unaudited)		October 31, 2008	October 31, 2007(1)		2006		2005		2004	2003

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.51	%(3)	0.50%	0.51	%(3)	0.54%		0.60%		0.59%	0.57%
Net investment income	0.50	%(3)	3.02%	4.88	%(3)	4.67%		2.63%		0.78%	0.59%

Total Return	0.25	%(5)	3.10%	4.14	%(5)	4.60	%(4)	2.67	%(4)	0.78%	0.60%

(1)	For the ten months ended October 31, 2007. The Portfolio changed its fiscal year-end from December 31 to October 31.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	During the years ended December 31, 2006 and 2005, the investment adviser reimbursed the Portfolio for net losses realized on the disposal of investments which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the years ended December 31, 2006 and 2005.

(5)	Not annualized.

See notes to financial statements

15

Cash Management Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Cash Management Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund held an interest of 13.7% and 7.2%, respectively, in the Portfolio. The Portfolio is also available to other portfolios and funds managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM) and its affiliates for short-term investment purposes. At April 30, 2009, other portfolios and funds managed by BMR and EVM and its affiliates held interests totaling 79.1% of the Portfolio’s net assets, of which Large-Cap Value Portfolio held a greater than 10% interest (10.3%).

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Portfolio generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which the Portfolio must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Portfolio may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

16

Cash Management Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

H  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.50% of the Portfolio’s average daily net assets up to $1 billion, 0.475% from $1 billion up to $2 billion, 0.450% from $2 billion up to $5 billion, and at reduced rates as net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the six months ended April 30, 2009, the adviser fee was 0.49% (annualized) of the Portfolio’s average daily net assets and amounted to $5,367,641.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, including maturities and paydowns, for the six months ended April 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$10,072,381,187
U.S. Government and Agency Securities	6,986,907,729

$17,059,288,916

Sales

Investments (non-U.S. Government)	$10,235,053,056
U.S. Government and Agency Securities	7,239,892,166

$17,474,945,222

4   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

5   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized costs approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	1,748,171,586
Level 3	Significant Unobservable Inputs	—

Total		$1,748,171,586

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

17

Eaton Vance Money Market Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

18

Eaton Vance Money Market Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Cash Management Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund (the “Funds”) invest, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser’s experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. Each Fund is maintained by the Adviser primarily as an administrative convenience for shareholders of other Eaton Vance Funds and is not actively marketed to the public as a stand-alone investment product.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and

19

Eaton Vance Money Market Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to each Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and each Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and each Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for each Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and each Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Funds to continue to share such benefits equitably.

20

Eaton Vance Money Market Funds

OFFICERS AND TRUSTEES

Eaton Vance Cash Management Fund
Eaton Vance Money Market Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

21

Eaton Vance Money Market Funds

OFFICERS AND TRUSTEES CONT’D

Cash Management Portfolio

Officers Duke E. Laflamme President Thomas H. Luster Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

22

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Investment Adviser of Cash Management Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Mutual Funds Trust
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

131-6/09	MMSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Duncan W. Richardson, CFA
Portfolio Manager
•	U.S. stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000. Much of the momentum was spurred by the Obama administration’s efforts to help banks eliminate illiquid assets and revive credit. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.
•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.

•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Against this backdrop, the Fund’s1 return lagged those of the Russell 3000 Index and the Lipper Multi-Cap Core Funds peer group average for the six months ended April 30, 2009.[2] While the Fund’s short-term standing (for Class A shares) within its Lipper peer category was disappointing, its stronger longer-term record remained intact (as illustrated by the table on page 2).

•	The Fund’s return reflected the performance of the seven underlying Portfolios in which it invests, as well as its asset allocation among these Portfolios. During the period, five of the seven underlying Portfolios outperformed their respective benchmarks. Relative to the Russell 3000 Index and the Lipper Multi-Cap Core Funds peer group (which have no exposure to international stocks), the largest detractor from the Fund’s overall return was its investment in the underlying international portfolio. Although international investments (characterized by the MSCI EAFE Index) on average outperformed domestic investments (as measured by the S&P 500 Index) for the period, the portfolio’s underperformance – combined with the Fund’s large allocation – hurt Fund performance. The Fund’s underlying multi-cap growth portfolio, while posting positive returns, underperformed its respective benchmark as well, further detracting from Fund performance.
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	-8.14%
Class B3	-8.46
Class C3	-8.39
Russell 3000 Index[2]	-7.46
Lipper Multi-Cap Core Funds Average[2]	-4.54
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests all of its investable assets in seven separately registered investment companies (Portfolios) managed by Eaton Vance Management or its affiliates.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower.

1

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009
INVESTMENT UPDATE
•	The Fund benefited from its emphasis of small-cap value and mid-cap investments, with both underlying portfolios beating their respective indices. During the period, the Fund also retained its emphasis of growth stocks over value stocks by emphasizing growth portfolios, which paid off, as growth re-established market dominance during the six-month period.

•	Toward the end of the six-month period, management made two changes to the Fund’s target allocations. Collectively, the new allocation targets decreased the Fund’s overall international large-cap exposure in favor of domestic small-cap investments. Relative to the Fund’s allocation at October 31, 2008, the new targets reflected an increase of approximately 1% each to Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio, and a subsequent decrease of approximately 2% from Tax-Managed International Equity Portfolio.

•	We continue to believe that the Fund’s multi-cap and multi-style asset exposure can provide investors with diversification and the potential for lower volatility. In allocating the Fund’s assets among the Portfolios, management seeks to maintain broad diversification and emphasize market sectors it believes offer relatively attractive risk-adjusted return prospects based on its assessment of current and future market trends and conditions.

•	In closing, I would like to thank my fellow shareholders for their continued confidence and participation in the Eaton Vance Tax-Managed Equity Asset Allocation Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Lipper Quintile Rankings1
By total return at 4/30/09
EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND CLASS A
LIPPER MULTI-CAP CORE FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	4th	551 of 756 funds
3 Years	2nd	169 of 612 funds
5 Years	1st	59 of 460 funds

[1]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.
Fund Composition
Current Allocations2
By net assets

[2]	As a percentage of the Fund’s net assets as of 4/30/09. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

2

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EAEAX	EBEAX	ECEAX

Average Annual Total Returns (at net asset value)
Six Months	-8.14%	-8.46%	-8.39%
One Year	-37.64	-38.09	-38.09
Five Years	-0.26	-1.00	-0.99
Life of Fund†	0.40	-0.31	-0.34

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-13.42%	-13.04%	-9.31%
One Year	-41.23	-41.19	-38.70
Five Years	-1.44	-1.35	-0.99
Life of Fund†	-0.42	-0.31	-0.34

†	Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.36%	2.11%	2.11%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-37.64%	-0.26%	0.40%
Return After Taxes on Distributions	-37.70	-0.62	0.16
Return After Taxes on Distributions and Sale of Fund Shares	-24.39	-0.08	0.45
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-41.23%	-1.44%	-0.42%
Return After Taxes on Distributions	-41.28	-1.79	-0.67
Return After Taxes on Distributions and Sale of Fund Shares	-26.73	-1.08	-0.26
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-38.09%	-1.00%	-0.31%
Return After Taxes on Distributions	-38.09	-1.32	-0.54
Return After Taxes on Distributions and Sale of Fund Shares	-24.76	-0.70	-0.16
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-41.19%	-1.35%	-0.31%
Return After Taxes on Distributions	-41.19	-1.68	-0.54
Return After Taxes on Distributions and Sale of Fund Shares	-26.77	-1.00	-0.16
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-38.09%	-0.99%	-0.34%
Return After Taxes on Distributions	-38.09	-1.31	-0.56
Return After Taxes on Distributions and Sale of Fund Shares	-24.76	-0.69	-0.18
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-38.70%	-0.99%	-0.34%
Return After Taxes on Distributions	-38.70	-1.31	-0.56
Return After Taxes on Distributions and Sale of Fund Shares	-25.16	-0.69	-0.18
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 — April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Equity Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$918.60	$6.95
Class B	$1,000.00	$915.40	$10.50
Class C	$1,000.00	$916.10	$10.50

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.30
Class B	$1,000.00	$1,013.80	$11.03
Class C	$1,000.00	$1,013.80	$11.03

*	Expenses are equal to the Fund’s annualized expense ratio of 1.46% for Class A shares, 2.21% for Class B shares and 2.21% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $157,202,314)	$108,835,781
Investment in Tax-Managed Value Portfolio, at value (identified cost, $78,437,328)	97,841,707
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $86,013,249)	79,643,794
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $39,677,926)	50,268,957
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $30,289,426)	32,446,219
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $39,341,189)	38,368,553
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $27,483,016)	29,697,216
Receivable for Fund shares sold	554,925

Total assets	$437,657,152

Liabilities

Payable for Fund shares redeemed	$758,643
Payable to affiliate for distribution and service fees	220,391
Payable to affiliate for administration fee	52,516
Payable to affiliate for investment adviser fee	45,340
Payable to affiliate for Trustees’ fees	42
Accrued expenses	124,449

Total liabilities	$1,201,381

Net Assets	$436,455,771

Sources of Net Assets

Paid-in capital	$560,995,130
Accumulated net realized loss (computed on the basis of identified cost)	(105,203,432)
Accumulated undistributed net investment income	2,006,294
Net unrealized depreciation (computed on the basis of identified cost)	(21,342,221)

Total	$436,455,771

Class A Shares

Net Assets	$215,812,910
Shares Outstanding	23,636,066
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.13
Maximum Offering Price Per Share
(100 ÷ 94.25 of $9.13)	$9.69

Class B Shares

Net Assets	$58,649,999
Shares Outstanding	6,695,603
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.76

Class C Shares

Net Assets	$161,992,862
Shares Outstanding	18,561,052
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.73

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolios (net of foreign taxes, $239,887)	$6,143,304
Interest allocated from Portfolios	67,187
Securities lending income allocated from Portfolios, net	81,343
Expenses allocated from Portfolios	(1,714,535)

Net investment income from Portfolios	$4,577,299

Expenses

Investment adviser fee	$220,511
Administration fee	330,221
Trustees’ fees and expenses	250
Distribution and service fees
Class A	268,161
Class B	311,857
Class C	816,977
Transfer and dividend disbursing agent fees	237,255
Printing and postage	50,249
Legal and accounting services	34,300
Registration fees	32,852
Custodian fee	29,349
Miscellaneous	10,439

Total expenses	$2,342,421

Net investment income	$2,234,878

Realized and Unrealized Gain (Loss) from Portfolios

Net realized loss —
Investment transactions (identified cost basis)	$(82,103,321)
Foreign currency transactions	(31,486)

Net realized loss	$(82,134,807)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$32,252,750
Foreign currency	10,345

Net change in unrealized appreciation (depreciation)	$32,263,095

Net realized and unrealized loss	$(49,871,712)

Net decrease in net assets from operations	$(47,636,834)

See notes to financial statements

6

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$2,234,878	$2,440,596
Net realized loss from investment and foreign currency transactions	(82,134,807)	(39,705,645)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	32,263,095	(289,754,241)

Net decrease in net assets from operations	$(47,636,834)	$(327,019,290)

Distributions to shareholders —
From net investment income
Class A	$(1,356,903)	$(3,525,890)
Class B	—	(307,373)
Class C	—	(1,116,756)
From net realized gain
Class A	—	(18,733,835)
Class B	—	(7,733,495)
Class C	—	(16,106,159)

Total distributions to shareholders	$(1,356,903)	$(47,523,508)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$34,895,996	$108,627,108
Class B	3,024,394	10,055,682
Class C	23,988,071	66,054,098
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,152,422	19,167,382
Class B	—	7,018,431
Class C	—	13,632,905
Cost of shares redeemed
Class A	(57,836,389)	(81,113,575)
Class B	(12,240,790)	(21,139,440)
Class C	(39,537,321)	(54,699,083)
Net asset value of shares exchanged
Class A	3,117,436	11,264,640
Class B	(3,117,436)	(11,264,640)

Net increase (decrease) in net assets from Fund share transactions	$(46,553,617)	$67,603,508

Net decrease in net assets	$(95,547,354)	$(306,939,290)

Net Assets

At beginning of period	$532,003,125	$838,942,415

At end of period	$436,455,771	$532,003,125

Accumulated undistributed net investment income included in net assets

At end of period	$2,006,294	$1,128,319

See notes to financial statements

7

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Net asset value — Beginning of period	$10.000		$16.900	$14.040	$12.100	$10.790		$9.930

Income (loss) from operations

Net investment income(1)	$0.061		$0.102	$0.146 (2)	$0.053	$0.018		$0.002
Net realized and unrealized gain (loss)	(0.876)		(6.018)	3.110	2.201	1.292		0.858

Total income (loss) from operations	$(0.815)		$(5.916)	$3.256	$2.254	$1.310		$0.860

Less distributions

From net investment income	$(0.055)		$(0.156)	$—	$—	$—		$—
From net realized gain	—		(0.828)	(0.396)	(0.314)	—		—

Total distributions	$(0.055)		$(0.984)	$(0.396)	$(0.314)	$—		$—

Net asset value — End of period	$9.130		$10.000	$16.900	$14.040	$12.100		$10.790

Total Return(3)	(8.14	)%(9)	(37.07)%	23.71%	18.96%	12.14%		8.66	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$215,813		$258,039	$374,979	$247,710	$169,704		$134,070
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.46	%(8)	1.36%	1.35%	1.40%	1.43	%(7)	1.46	%(7)
Net investment income	1.41	%(8)	0.72%	0.96%	0.41%	0.15%		0.02%
Portfolio Turnover of Tax-Managed Growth Portfolio	2	%(9)	1%	2%	1%	1%		4%
Portfolio Turnover of Tax-Managed Value Portfolio	49	%(9)	84%	14%	26%	40%		44%
Portfolio Turnover of Tax-Managed International Equity Portfolio	26	%(9)	34%	23%	25%	39%		62%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	115	%(9)	283%	157%	181%	217%		239%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	17	%(9)	40%	38%	55%	53%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	51	%(9)	93%	78%	99%	223%		282%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	35	%(9)	103%	80%	49%	24%		12%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.029 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.77%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund’s investment in Tax-Managed Small-Cap Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the years ended October 31, 2005 and 2004).

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Net asset value — Beginning of period	$9.570		$16.210	$13.570	$11.800	$10.600		$9.830

Income (loss) from operations

Net investment income (loss)(1)	$0.027		$(0.004)	$0.029 (2)	$(0.042)	$(0.068)		$(0.076)
Net realized and unrealized gain (loss)	(0.837)		(5.775)	3.007	2.126	1.268		0.846

Total income (loss) from operations	$(0.810)		$(5.779)	$3.036	$2.084	$1.200		$0.770

Less distributions

From net investment income	$—		$(0.033)	$—	$—	$—		$—
From net realized gain	—		(0.828)	(0.396)	(0.314)	—		—

Total distributions	$—		$(0.861)	$(0.396)	$(0.314)	$—		$—

Net asset value — End of period	$8.760		$9.570	$16.210	$13.570	$11.800		$10.600

Total Return(3)	(8.46	)%(9)	(37.56)%	22.89%	17.98%	11.32%		7.83	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$58,650		$78,618	$154,094	$139,586	$123,431		$109,471
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.21	%(8)	2.11%	2.10%	2.15%	2.18	%(7)	2.21	%(7)
Net investment income (loss)	0.64	%(8)	(0.03)%	0.20%	(0.33)%	(0.59)%		(0.73)%
Portfolio Turnover of Tax-Managed Growth Portfolio	2	%(9)	1%	2%	1%	1%		4%
Portfolio Turnover of Tax-Managed Value Portfolio	49	%(9)	84%	14%	26%	40%		44%
Portfolio Turnover of Tax-Managed International Equity Portfolio	26	%(9)	34%	23%	25%	39%		62%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	115	%(9)	283%	157%	181%	217%		239%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	17	%(9)	40%	38%	55%	53%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	51	%(9)	93%	78%	99%	223%		282%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	35	%(9)	103%	80%	49%	24%		12%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.01%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund’s investment in Tax-Managed Small-Cap Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the years ended October 31, 2005 and 2004).

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Net asset value — Beginning of period	$9.530		$16.180	$13.550	$11.780	$10.580		$9.810

Income (loss) from operations

Net investment income (loss)(1)	$0.027		$(0.004)	$0.031 (2)	$(0.043)	$(0.068)		$(0.076)
Net realized and unrealized gain (loss)	(0.827)		(5.761)	2.995	2.127	1.268		0.846

Total income (loss) from operations	$(0.800)		$(5.765)	$3.026	$2.084	$1.200		$0.770

Less distributions

From net investment income	$—		$(0.057)	$—	$—	$—		$—
From net realized gain	—		(0.828)	(0.396)	(0.314)	—		—

Total distributions	$—		$(0.885)	$(0.396)	$(0.314)	$—		$—

Net asset value — End of period	$8.730		$9.530	$16.180	$13.550	$11.780		$10.580

Total Return(3)	(8.39	)%(9)	(37.60)%	22.85%	18.01%	11.34%		7.85	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$161,993		$195,347	$309,869	$214,009	$158,138		$124,779
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.21	%(8)	2.11%	2.10%	2.15%	2.18	%(7)	2.21	%(7)
Net investment income (loss)	0.65	%(8)	(0.03)%	0.21%	(0.34)%	(0.59)%		(0.73)%
Portfolio Turnover of Tax-Managed Growth Portfolio	2	%(9)	1%	2%	1%	1%		4%
Portfolio Turnover of Tax-Managed Value Portfolio	49	%(9)	84%	14%	26%	40%		44%
Portfolio Turnover of Tax-Managed International Equity Portfolio	26	%(9)	34%	23%	25%	39%		62%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	115	%(9)	283%	157%	181%	217%		239%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	17	%(9)	40%	38%	55%	53%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	51	%(9)	93%	78%	99%	223%		282%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	35	%(9)	103%	80%	49%	24%		12%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.02%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund’s investment in Tax-Managed Small-Cap Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the years ended October 31, 2005 and 2004).

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of the Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio, (1.3%, 7.2%, 46.1%, 44.5%, 56.7%, 27.1% and 52.9%, respectively, at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

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Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $30,008,471 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30,2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

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Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million, 0.75% from $500 million up to $1 billion and at reduced rates as daily net asset exceed that level, and is payable monthly. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the six months ended April 30, 2009, the Fund’s investment adviser fee totaled $1,764,598, of which $1,544,087 was allocated from the Portfolios and $220,511 was paid or accrued directly by the Fund. For the six months ended April 30, 2009, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.80% (annualized) of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $330,221.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $16,426 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $41,198 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $268,161 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $233,893 and $612,733 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,126,000 and $12,640,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $77,964 and $204,244 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for

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Eaton Vance Tax-Managed Equity Asset Allocation Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $12,000, $72,000 and $24,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$262,207	$11,720,474
Tax-Managed Value Portfolio	1,003,839	17,092,441
Tax-Managed International Equity Portfolio	2,750,073	6,920,829
Tax-Managed Multi-Cap Growth Portfolio	1,376,885	6,342,818
Tax-Managed Mid-Cap Core Portfolio	—	11,777,209
Tax-Managed Small-Cap Portfolio	—	1,050,568
Tax-Managed Small-Cap Value Portfolio	—	1,683,259

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	3,960,605	7,819,508
Issued to shareholders electing to receive payments of distributions in Fund shares	128,619	1,236,605
Redemptions	(6,641,084)	(6,240,374)
Exchange from Class B shares	373,305	812,485

Net increase (decrease)	(2,178,555)	3,628,224

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	357,519	731,197
Issued to shareholders electing to receive payments of distributions in Fund shares	—	470,089
Redemptions	(1,490,888)	(1,643,773)
Exchange to Class A shares	(389,306)	(846,624)

Net decrease	(1,522,675)	(1,289,111)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	2,829,747	4,869,453
Issued to shareholders electing to receive payments of distributions in Fund shares	—	916,190
Redemptions	(4,763,272)	(4,445,059)

Net increase (decrease)	(1,933,525)	1,340,584

8   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, (FAS 157) “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At April 30, 2009 and October 31, 2008, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

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Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreements of Tax-Managed Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Growth Portfolio), Tax-Managed Small-Cap Value Portfolio and Tax-Managed Value Portfolio (the “Portfolios”), the portfolios in which the Fund invests, each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. In addition, the Contract Review Committee concluded that each of the investment sub-advisory agreements between BMR and Atlanta Capital Management Company, LLC (“Atlanta Capital”), with respect to Tax-Managed Mid-Cap Core Portfolio, between BMR and Eagle Global Advisors, L.L.C. (“Eagle”), with respect to Tax-Managed International Equity Portfolio, and between BMR and Fox Asset Management LLC (“Fox”), with respect to Tax-Managed Small-Cap Value Portfolio, including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates. Eagle, Fox and Atlanta Capital are referred to herein as the “Sub-advisers.” Fox and Atlanta Capital are affiliates of EVM and BMR.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio and the sub-advisory agreement of each relevant Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the relevant Portfolio by the Sub-adviser and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR’s and the Sub-advisers’ management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board specifically noted BMR’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also considered the capabilities of each Sub-adviser.

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Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board also reviewed the compliance programs of Eaton Vance Management and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that with respect to two of the underlying Portfolios, the Adviser had agreed to waive fees and/or pay expenses of the Portfolios in an additional amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to BMR or the Sub-advisers as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Eagle’s profitability in managing the Tax-Managed International Equity Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

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Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

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Eaton Vance Tax-Managed Equity Asset Allocation Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

19

This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective, risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1299-6/09	TMEAASRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Diversified Income Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

Payson Swaffield, CFA	Christine Johnston, CFA
Chief Income Investment Officer	Investment Team Member

Mark Venezia, CFA
Investment Team Member
•	During the six months ending April 30, 2009, credit markets experienced unprecedented volatility during the early part of the period but staged a turnaround in the latter four months. While there is little doubt that a recession would bring higher default rates, it was difficult to reconcile high-yield bond and bank loan prices with market fundamentals during November and December of 2008. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. Despite this, both high-yield bonds and bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets.

•	In the bank loan market, some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. In the final four months of the period, however, the market for bank loans began to recover and cash was put to work in a sector with no active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold. Management is encouraged by these developments and believes they could contribute to improving technicals in the bank loan market. Ironically, as performance has improved in 2009, defaults have increased — a trend management believes may continue.

•	In the high-yield market, the selling pressure in the first two months of the period was such that liquidity was sharply lower for higher-quality bonds, and all but disappeared for lower-quality bonds. The market decline was most severe in October 2008, declining 16.3% in that month alone, the worst month in the history of the high-yield market. By mid-December 2008, high-yield spreads exceeded 2,000 basis points (20%) — an unprecedented level. The final four

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Eaton Vance Diversified Income Fund
Total Return Performance 10/31/08 – 4/30/09

Fund – Class A1	7.51%
Fund – Class B1	7.12
Fund – Class C1	7.12
Merrill Lynch U.S. High Yield Index[2]	15.20
S&P/LSTA Leveraged Loan Index[2]	5.98
Barclays Capital U.S. Intermediate Government Index[2]	4.93
Please refer to page 3 for additional performance information.
Distribution/Yield Information
as of 4/30/093

	Distribution
	Rate	SEC Yield

Class A	6.77%	6.30%
Class B	6.03	5.88
Class C	6.03	5.88

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower.

[2]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

[3]	The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. The Fund’s SEC Yield is calculated by dividing the net investment income per share for one 30-day period by the offering price at the end of the period and annualizing the result. For current yield information call 1-800-262-1122.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolios’ current or future investments and may change due to active management.

1

Eaton Vance Diversified Income Fund as of April 30, 2009
INVESTMENT UPDATE

Michael Weilheimer, CFA	Sue Schiff, CFA
Investment Team Member	Investment Team Member
High Yield Bonds	Mortgage-Backed Securities

Scott Page, CFA	Craig Russ
Investment Team Member	Investment Team Member
Floating Rate Loans	Floating Rate Loans
months of the period marked a dramatic turnaround for high-yield bonds, with spreads narrowing to 1,300 basis points (13%) as of April 30, 2009. The market appeared to acknowledge some broad-based positives for the economy — especially the potential benefits from the Obama administration’s massive stimulus programs. These programs were a catalyst for the high-yield market, helping it to rally from an extremely oversold position. While November 2008 was one of the worst months in the high-yield market from a performance standpoint, April 2009 was the best on record. Flows into high-yield mutual funds were positive for the period but were most dramatic during the month of April.

•	In the weak economic environment that characterized the six-month period, the Treasury and U.S. government agency mortgage-backed securities (MBS) markets benefited from falling yields. Designed to sustain lower mortgage rates and support the housing market, a Federal Reserve program to purchase MBS in the secondary market began in January 2009. This program is one of the positive factors that contributed to a significant tightening in yield spreads between MBS and U.S. Treasuries.
Management Discussion
•	The Fund’s1 primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income. Across the Fund’s primary investment sector allocations, the positive returns of senior, secured loans and high-yield corporate bonds during the latter months of the period were the main drivers of the Fund’s performance.

•	Within the bank loan sector, investments were broadly diversified across both issuer and industry. Healthcare, cable and satellite television, and business equipment and services were among the top industry weightings. The Fund loan holdings were primarily senior, secured loans to companies with average revenues exceeding $1 billion. The Fund’s bank loans slightly underperformed the S&P/LSTA Leveraged Loan Index primarily due to a slight overweighting to the publishing industry, which underperformed the overall bank loan market; and its European loan exposure, which detracted from relative performance. On the positive side, an overweight to the cable television and business services industries, both of which performed well, contributed positively to relative performance.

•	The Fund’s high-yield investments were positioned during the credit crisis in investments that management believed could present unique capital appreciation opportunities. Management’s strategy remained focused on B rated bonds of solid companies, which performed well during the market’s recovery from January through April of 2009. Many of these companies made it through the tumultuous environment better than had been expected. In the first quarter of 2009, management opportunistically reduced cash by investing in higher-quality, investment-grade securities and deeply discounted bank loans. In addition, management purchased newly issued securities and added to existing positions — both at extremely attractive yields. High-yield bond investments in the technology, telecommunications and cable/satellite television industries contributed positively to returns. Moreover, an underweight position in the utilities industry, which did not perform well, also contributed positively. Underweight positions in the banking and automotive finance sectors, as well as individual positions in the paper and gaming industries, detracted from performance.

•	The Fund’s MBS investments also generated positive returns during the period. Similar to other U.S. credit markets, yield spreads over U.S. Treasuries for seasoned U.S. agency MBS narrowed considerably in 2009 — approximately 75 basis points (0.75%) over the six-month period. MBS yield spreads benefited from the Federal Reserve’s purchases of MBS in the secondary market — designed to sustain lower mortgage rates and support the housing market. MBS returns were also boosted by falling U.S. Treasury yields amidst a global flight to quality. During the six-month period, the Fund’s MBS holdings outperformed the Barclays Capital U.S. Intermediate Government Index as spread tightening led to MBS outperformance relative to U.S. Treasuries.

•	Within the MBS sector, the focus remained on seasoned U.S. government agency MBS. The underlying mortgages within the Fund’s seasoned MBS investments were typically originated more than 10 years

[1]	The Fund is structured as a “fund-of-funds” and, accordingly, currently pursues its objectives by investing its assets in three registered investment companies (each a “Portfolio”) that are managed by Eaton Vance Management or its affiliates: Boston Income Portfolio, which normally invests primarily in high-yield, high-risk corporate bonds; Floating Rate Portfolio, which normally invests primarily in senior floating-rate corporate loans; and Government Obligations Portfolio, which primarily invests in MBS issued by the U.S. Government or one of its agencies or instrumentalities. References to investments are to the Portfolios’ holdings.

2

Eaton Vance Diversified Income Fund as of April 30, 2009
FUND PERFORMANCE
ago; therefore, the homeowners have normally built up considerable equity in their homes over time. As a result, these mortgages have relatively low loan-to-value ratios, in addition to the securities being backed by the U.S. government agencies. While the Fund’s seasoned MBS felt the impact of the credit crunch early on, management believed that the underlying credit quality of this segment remained relatively high throughout the six-month period.

•	On April 27, 2009, the Board of Trustees of Eaton Vance Mutual Funds Trust approved certain changes in the management of the Eaton Vance Diversified Income Fund that are designed to expand the Fund’s diversification among different income market sectors and to enhance the Fund’s ability to adapt to changes in income market conditions. As further described in the Fund’s prospectus supplement dated May 1, 2009, the Fund will no longer be subject to a fixed allocation among the underlying income portfolios in which it invests. By expanding the range of permitted income investments and taking a more active approach to sector allocation, Eaton Vance Management (EVM) believes the Fund will be better positioned to take advantage of diverse opportunities within the income markets. The changes will take effect on July 1, 2009.

•	Effective July 1, 2009, Jeffrey A. Rawlins and Dan R. Strelow will become the Fund’s co-portfolio managers. Messrs. Rawlins and Strelow, each a Vice President of EVM and Boston Management and Research (BMR), an affiliate of EVM, are Co-Directors of the Liabilities-Based Solutions Group of EVM and BMR. Prior to joining EVM in 2005, Mr. Rawlins had served as a Managing Director of the Fixed Income Group at State Street Research and Management since 1989. Prior to joining EVM in 2005, Mr. Strelow had served as a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EADDX	EBDDX	ECDDX

Average Annual Total Returns (at net asset value)

Six Months	7.51%	7.12%	7.12%
One Year	-8.49	-9.19	-9.19
Life of Fund†	1.22	0.45	0.45
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	2.39%	2.12%	6.12%
One Year	-12.83	-13.44	-10.04
Life of Fund†	0.11	0.09	0.45

†	Inception dates: Class A: 12/7/04; Class B: 12/7/04; Class C: 12/7/04

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule:
5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.14%	1.88%	1.88%

[2]	Source: Prospectus dated 3/1/09, as supplemented.
Portfolio Composition
Diversification by Sectors3
By total investments

[3]	As of 4/30/09. Sectors are shown as a percentage of the Fund’s total investments. The Fund expects to allocate its assets approximately equally among Boston Income Portfolio, Government Obligations Portfolio and Floating Rate Portfolio. The Fund’s investment adviser will monitor the Fund’s allocations to the underlying Portfolios and will rebalance whenever actual allocations exceed plus or minus 3% of the Fund’s pre-determined fixed allocation percentages. See above and the Fund’s prospectus supplement, dated May 1, 2009, for changes to the Fund’s investment strategies, effective July 1, 2009.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Diversified Income Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Diversified Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,075.10	$6.02
Class B	$1,000.00	$1,071.20	$9.81
Class C	$1,000.00	$1,071.20	$9.81

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$5.86
Class B	$1,000.00	$1,015.30	$9.54
Class C	$1,000.00	$1,015.30	$9.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% for Class A shares, 1.91% for Class B shares and 1.91% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of the Fund and the Portfolios.

4

Eaton Vance Diversified Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Boston Income Portfolio, at value (identified cost, $122,714,502)	$93,833,707
Investment in Floating Rate Portfolio, at value (identified cost, $124,737,215)	92,365,331
Investment in Government Obligations Portfolio, at value (identified cost, $86,639,259)	91,179,268
Receivable for Fund shares sold	822,757

Total assets	$278,201,063

Liabilities

Payable for Fund shares redeemed	$629,328
Dividends payable	437,014
Payable to affiliate for distribution and service fees	142,585
Payable to affiliate for Trustees’ fees	41
Accrued expenses	96,178

Total liabilities	$1,305,146

Net Assets	$276,895,917

Sources of Net Assets

Paid-in capital	$362,933,938
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(28,724,787)
Accumulated distributions in excess of net investment income	(600,564)
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(56,712,670)

Total	$276,895,917

Class A Shares

Net Assets	$129,245,502
Shares Outstanding	16,424,074
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.87
Maximum Offering Price Per Share
(100 ÷ 95.25 of $7.87)	$8.26

Class B Shares

Net Assets	$28,780,665
Shares Outstanding	3,660,192
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.86

Class C Shares

Net Assets	$118,869,750
Shares Outstanding	15,117,851
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.86

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest allocated from Portfolios	$10,556,694
Dividends allocated from Portfolios	19,390
Expenses allocated from Portfolios	(892,844)

Net investment income from Portfolios	$9,683,240

Expenses

Trustees’ fees and expenses	$250
Distribution and service fees
Class A	147,985
Class B	133,131
Class C	556,037
Custodian fee	76,266
Transfer and dividend disbursing agent fees	107,958
Printing and postage	33,645
Registration fees	39,877
Legal and accounting services	15,985
Miscellaneous	4,976

Total expenses	$1,116,110

Net investment income	$8,567,130

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(9,133,690)
Financial futures contracts	909,982
Swap contracts	(1,207,228)
Foreign currency and forward foreign currency exchange contract transactions	32,194

Net realized loss	$(9,398,742)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$18,556,152
Financial futures contracts	296,961
Swap contracts	428,556
Foreign currency and forward foreign currency exchange contracts	(248,260)

Net change in unrealized appreciation (depreciation)	$19,033,409

Net realized and unrealized gain	$9,634,667

Net increase in net assets from operations	$18,201,797

See notes to financial statements

5

Eaton Vance Diversified Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$8,567,130	$22,171,487
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(9,398,742)	(6,433,655)
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	19,033,409	(71,432,534)

Net increase (decrease) in net assets from operations	$18,201,797	$(55,694,702)

Distributions to shareholders —
From net investment income
Class A	$(4,509,405)	$(11,703,356)
Class B	(913,778)	(2,104,477)
Class C	(3,819,504)	(9,312,164)
Tax return of capital
Class A	—	(655,719)
Class B	—	(117,910)
Class C	—	(521,744)

Total distributions to shareholders	$(9,242,687)	$(24,415,370)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$18,473,181	$41,804,108
Class B	2,849,884	5,591,106
Class C	7,903,700	22,114,622
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,148,883	8,684,367
Class B	586,140	1,470,718
Class C	2,673,359	6,916,474
Cost of shares redeemed
Class A	(24,607,128)	(85,120,914)
Class B	(4,223,336)	(9,470,658)
Class C	(16,168,558)	(55,925,060)

Net decrease in net assets from Fund share transactions	$(9,363,875)	$(63,935,237)

Net decrease in net assets	$(404,765)	$(144,045,309)

	Six Months Ended
	April 30, 2009	Year Ended
Net Assets	(Unaudited)	October 31, 2008

At beginning of period	$277,300,682	$421,345,991

At end of period	$276,895,917	$277,300,682

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(600,564)	$74,993

See notes to financial statements

6

Eaton Vance Diversified Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,			Period Ended
	April 30, 2009					October 31,
	(Unaudited)		2008	2007	2006	2005(1)

Net asset value — Beginning of period	$7.600		$9.630	$9.770	$9.760	$10.000

Income (loss) from operations

Net investment income(2)	$0.259		$0.568	$0.593	$0.561	$0.430
Net realized and unrealized gain (loss)	0.289		(1.977)	(0.095)	0.086	(0.108)

Total income (loss) from operations	$0.548		$(1.409)	$0.498	$0.647	$0.322

Less distributions

From net investment income	$(0.278)		$(0.588)	$(0.638)	$(0.637)	$(0.562)
Tax return of capital	—		(0.033)	—	—	—

Total distributions	$(0.278)		$(0.621)	$(0.638)	$(0.637)	$(0.562)

Net asset value — End of period	$7.870		$7.600	$9.630	$9.770	$9.760

Total Return(3)	7.51	%(9)	(15.48)%	5.22%	6.84%	3.29	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$129,246		$128,030	$200,163	$144,830	$86,858
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.17	%(6)	1.14%	1.10%	1.09%	1.17	%(6)(7)
Net investment income	7.09	%(6)	6.22%	6.08%	5.75%	4.84	%(6)
Portfolio Turnover of Boston Income Portfolio	28	%(9)	54%	84%	68%	71	%(8)
Portfolio Turnover of Floating Rate Portfolio	12	%(9)	7%	61%	50%	57	%(8)
Portfolio Turnover of Government Obligations Portfolio	17	%(9)	19%	23%	2%	30	%(8)

(1)	For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(8)	For the Portfolio’s fiscal year ended October 31, 2005.

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance Diversified Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,			Period Ended
	April 30, 2009					October 31,
	(Unaudited)		2008	2007	2006	2005(1)

Net asset value — Beginning of period	$7.590		$9.620	$9.760	$9.750	$10.000

Income (loss) from operations

Net investment income(2)	$0.231		$0.500	$0.520	$0.488	$0.365
Net realized and unrealized gain (loss)	0.289		(1.977)	(0.095)	0.085	(0.120)

Total income (loss) from operations	$0.520		$(1.477)	$0.425	$0.573	$0.245

Less distributions

From net investment income	$(0.250)		$(0.524)	$(0.565)	$(0.563)	$(0.495)
Tax return of capital	—		(0.029)	—	—	—

Total distributions	$(0.250)		$(0.553)	$(0.565)	$(0.563)	$(0.495)

Net asset value — End of period	$7.860		$7.590	$9.620	$9.760	$9.750

Total Return(3)	7.12	%(9)	(16.13)%	4.44%	6.05%	2.49	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28,781		$28,616	$38,986	$31,827	$21,926
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.91	%(6)	1.88%	1.85%	1.84%	1.92	%(6)(7)
Net investment income	6.34	%(6)	5.48%	5.35%	5.01%	4.11	%(6)
Portfolio Turnover of Boston Income Portfolio	28	%(9)	54%	84%	68%	71	%(8)
Portfolio Turnover of Floating Rate Portfolio	12	%(9)	7%	61%	50%	57	%(8)
Portfolio Turnover of Government Obligations Portfolio	17	%(9)	19%	23%	2%	30	%(8)

(1)	For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(8)	For the Portfolio’s fiscal year ended October 31, 2005.

(9)	Not annualized.

See notes to financial statements

8

Eaton Vance Diversified Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,			Period Ended
	April 30, 2009					October 31,
	(Unaudited)		2008	2007	2006	2005(1)

Net asset value — Beginning of period	$7.590		$9.620	$9.770	$9.750	$10.000

Income (loss) from operations

Net investment income(2)	$0.232		$0.500	$0.520	$0.489	$0.362
Net realized and unrealized gain (loss)	0.288		(1.978)	(0.105)	0.095	(0.117)

Total income (loss) from operations	$0.520		$(1.478)	$0.415	$0.584	$0.245

Less distributions

From net investment income	$(0.250)		$(0.523)	$(0.565)	$(0.564)	$(0.495)
Tax return of capital	—		(0.029)	—	—	—

Total distributions	$(0.250)		$(0.552)	$(0.565)	$(0.564)	$(0.495)

Net asset value — End of period	$7.860		$7.590	$9.620	$9.770	$9.750

Total Return(3)	7.12	%(9)	(16.13)%	4.33%	6.16%	2.49	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$118,870		$120,654	$182,197	$135,880	$89,806
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.91	%(6)	1.88%	1.85%	1.84%	1.92	%(6)(7)
Net investment income	6.34	%(6)	5.48%	5.34%	5.02%	4.08	%(6)
Portfolio Turnover of Boston Income Portfolio	28	%(9)	54%	84%	68%	71	%(8)
Portfolio Turnover of Floating Rate Portfolio	12	%(9)	7%	61%	50%	57	%(8)
Portfolio Turnover of Government Obligations Portfolio	17	%(9)	19%	23%	2%	30	%(8)

(1)	For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(8)	For the Portfolio’s fiscal year ended October 31, 2005.

(9)	Not annualized.

See notes to financial statements

9

Eaton Vance Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Diversified Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (5.0%, 2.7%, and 9.6%, respectively, at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows: Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors

10

Eaton Vance Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Boston Income Portfolio and Floating Rate Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

The Portfolios may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of EVM. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $18,887,915 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,151,435), October 31, 2014 ($1,054,697), October 31, 2015 ($1,377,385) and October 31, 2016 ($15,304,398).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

11

Eaton Vance Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statement — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Other Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged BMR to render investment advisory services. For the six month ended April 30, 2009, the Fund’s allocated portion of the adviser fees paid by the Portfolios was 0.63% (annualized) of the Fund’s average daily net assets and amounted to $811,044.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $6,310 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $11,551 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $147,985 for Class A shares.

12

Eaton Vance Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $99,848 and $417,028 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares, respectively. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,486,000 and $11,945,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $33,283 and $139,009 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $1,000, $65,000 and $9,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$14,028,339	$21,926,264
Floating Rate Portfolio	9,092,668	14,129,015
Government Obligations Portfolio	15,405,598	23,235,200

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	2,497,560	4,532,622
Issued to shareholders electing to receive payments of distributions in Fund shares	426,857	958,445
Redemptions	(3,350,880)	(9,423,479)

Net decrease	(426,463)	(3,932,412)

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	386,339	611,246
Issued to shareholders electing to receive payments of distributions in Fund shares	79,494	162,815
Redemptions	(574,960)	(1,056,020)

Net decrease	(109,127)	(281,959)

13

Eaton Vance Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	1,077,672	2,398,942
Issued to shareholders electing to receive payments of distributions in Fund shares	362,645	764,924
Redemptions	(2,214,033)	(6,204,529)

Net decrease	(773,716)	(3,040,663)

8   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At April 30, 2009, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

14

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

15

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Diversified Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the continuance and/or initial approval of the investment advisory agreements of Boston Income Portfolio, Floating Rate Portfolio and Government Obligations Portfolio, Multi-Sector Portfolio, Global Macro Portfolio, Investment Grade Income Portfolio, Emerging Markets Local Income Portfolio, Investment Portfolio, Cash Management Portfolio, High Income Opportunities Portfolio and International Income Portfolio, the portfolios in which the Fund is authorized to invest (the “Portfolios”), each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios and is also authorized to cause the Fund to make direct investments in the same type of securities in which the Portfolios are authorized to invest.

The Board considered EVM and BMR’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide, or will provide, portfolio management, investment research, and similar services to the Portfolios. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted, or expected to be devoted, to the Fund and the Portfolios by senior management. In addition, the Board considered recent adjustments in the Fund’s investment policies designed to reflect changes in the fixed income markets for the Fund’s securities, including recommendations made by the Adviser throughout the year. The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

16

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one and three-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund directly or indirectly through its pro rata share of the expenses of each Portfolio (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees, including administrative fees, and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser does not receive an advisory fee for direct investments made on behalf of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized or projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized or expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of certain Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and the Portfolios. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolios, the structure of the Portfolio advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolios to continue to share such benefits equitably.

17

Eaton Vance Diversified Income Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer

18

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Investment Adviser and Administrator of
Eaton Vance Diversified Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Diversified Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2320-6/09	DISRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Semiannual Report April 30, 2009

EATON VANCE DIVIDEND INCOME FUND

eatonvance investment managers semiannual report april 30, 2009 EATON VANCE DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Dividend Income Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Aamer Khan, CFA
Co-Portfolio Manager
Judith A. Saryan, CFA
Co-Portfolio Manager
•	U.S. stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000. Much of the momentum was spurred by the Obama administration’s efforts to help banks eliminate illiquid assets and revive credit. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.

•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.

•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	During the six months that ended April 30, 2009, the Fund[1] modestly underperformed the Russell 1000 Value Index (the Index).[2] Among the Fund’s holdings, the most significant contributions to performance came from stocks in materials, utilities and industrials. The Fund’s stock selection in the materials sector helped performance versus the Index, as did higher allocations in the metals & mining industry and exposure to the chemical industry. Similarly, the Fund’s stock selection in the utilities sector was beneficial relative to the Index. The Fund’s holdings in industrials were relatively underweighted in the machinery, airline and road & rail industries, which also boosted performance.

•	Limiting returns for the six-month period were the Fund’s holdings in telecommunication services. Specifically, wireless telecommunications under- performed and the Fund had more exposure to this industry than the Index. Also limiting relative performance was a lack of exposure to consumer discretionary stocks. In particular, the Fund had no exposure to the automobile and specialty retail industries, which saw gains over the six-month period.
Eaton Vance Dividend Income Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	-13.57%
Class C3	-13.82
Class I3	-13.36
Class R3	-13.53
Russell 1000 Value Index[2]	-13.27
Lipper Equity Income Funds Average[2]	-9.06
See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, Dividend Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

1

Eaton Vance Dividend Income Fund as of April 30, 2009
INVESTMENT UPDATE
•	Based on the Fund’s objective of achieving total return, management primarily seeks dividend-paying stocks of companies that we believe may produce attractive levels of dividend income. For example, the Fund maintained significant exposure to the higher-yielding energy sector.

•	Beginning with the February 2009 distribution, the Fund’s monthly distribution rate was reduced. The adjustment to the Fund’s monthly distribution rate primarily reflects the reduced amount of dividend income the Fund expects to receive due to the impact of the ongoing financial crisis on corporate dividend rates. It also reflects, to a lesser extent, the increased costs of implementing the Fund’s dividend capture trading strategy, a trading strategy designed to enhance the level of dividend income earned by the Fund, which can expose the Fund to increased trading costs and greater potential for capital loss or gain. Since its inception, the Fund increased its monthly distribution rate three times and made one special distribution. As portfolio and market conditions change, the rate of distributions on the Fund’s shares could change.

•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top Ten Holdings1
By net assets

Schering-Plough Corp.	2.8%
International Business Machines Corp.	2.5
Wal-Mart Stores, Inc.	2.3
GDF Suez	2.2
Occidental Petroleum Corp.	2.2
McDonald’s Corp.	2.2
ENI SpA	2.2
Chevron Corp.	2.1
Groupe Danone	2.1
BP PLC ADR	2.1

[1]	Top Ten Holdings represented 22.7% of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance Dividend Income Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class C	Class I	Class R
Share Class Symbol	EDIAX	EDICX	EDIIX	EDIRX

Average Annual Total Returns (at net asset value)
Six Months	-13.57%	-13.82%	-13.36%	-13.53%
One Year	-38.53%	-38.98%	-38.38%	-38.69%
Life of Fund†	-6.34	-7.06	-8.12	-8.52

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-18.53%	-14.65%	-13.36%	-13.53%
One Year	-42.07%	-39.54%	-38.38%	-38.69%
Life of Fund†	-7.95	-7.06	-8.12	-8.52

†	Inception Dates – Class A: 11/30/05; Class C: 11/30/05; Class I: 1/31/06; Class R: 1/31/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I	Class R

Expense Ratio	1.31%	2.06%	1.06%	1.56%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Dividend Income Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Dividend Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$864.30	$6.15
Class C	$1,000.00	$861.80	$9.60
Class I	$1,000.00	$866.40	$5.00
Class R	$1,000.00	$864.70	$7.35

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$6.66
Class C	$1,000.00	$1,014.50	$10.39
Class I	$1,000.00	$1,019.40	$5.41
Class R	$1,000.00	$1,016.90	$7.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Class A shares, 2.08% for Class C shares, 1.08% for Class I shares and 1.59% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Dividend Income Portfolio, at value (identified cost, $343,200,070)	$317,973,565
Receivable for Fund shares sold	1,660,377

Total assets	$319,633,942

Liabilities

Payable for Fund shares redeemed	$1,204,514
Payable to affiliate for distribution and service fees	134,163
Payable to affiliate for administration fee	38,277
Payable to affiliate for Trustees’ fees	42
Accrued expenses	80,415

Total liabilities	$1,457,411

Net Assets	$318,176,531

Sources of Net Assets

Paid-in capital	$505,598,879
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(161,702,031)
Accumulated distributions in excess of net investment income	(493,812)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(25,226,505)

Total	$318,176,531

Class A Shares

Net Assets	$197,624,342
Shares Outstanding	31,050,469
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.36
Maximum Offering Price Per Share
(100 ÷ 94.25 of $6.36)	$6.75

Class C Shares

Net Assets	$117,339,727
Shares Outstanding	18,536,324
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.33

Class I Shares

Net Assets	$2,884,478
Shares Outstanding	453,266
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.36

Class R Shares

Net Assets	$327,984
Shares Outstanding	51,486
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.37

On sales of $50,000 or more, the offering price of Class A is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $1,170,633)	$10,775,183
Interest allocated from Portfolio	109,222
Expenses allocated from Portfolio	(1,068,116)

Net investment income from Portfolio	$9,816,289

Expenses

Administration fee	$218,675
Trustees’ fees and expenses	221
Distribution and service fees
Class A	220,814
Class C	561,403
Class R	528
Transfer and dividend disbursing agent fees	182,621
Printing and postage	38,642
Registration fees	35,524
Custodian fee	17,617
Legal and accounting services	11,582
Miscellaneous	6,770

Total expenses	$1,294,397

Net investment income	$8,521,892

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(58,427,450)
Foreign currency transactions	(161,871)

Net realized loss	$(58,589,321)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$8,622,375
Foreign currency	84,526

Net change in unrealized appreciation (depreciation)	$8,706,901

Net realized and unrealized loss	$(49,882,420)

Net decrease in net assets from operations	$(41,360,528)

See notes to financial statements

5

Eaton Vance Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$8,521,892	$26,063,479
Net realized loss from investment and foreign currency transactions	(58,589,321)	(93,640,260)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	8,706,901	(60,995,015)

Net decrease in net assets from operations	$(41,360,528)	$(128,571,796)

Distributions to shareholders —
From net investment income
Class A	$(8,495,574)	$(12,900,418)
Class C	(5,034,503)	(8,161,326)
Class I	(120,359)	(206,228)
Class R	(9,034)	(5,417)

Total distributions to shareholders	$(13,659,470)	$(21,273,389)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$97,209,209	$131,458,191
Class C	45,499,776	72,364,440
Class I	1,572,628	3,192,722
Class R	313,488	62,242
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,946,179	8,901,288
Class C	2,823,662	4,545,425
Class I	99,669	158,831
Class R	5,184	3,862
Cost of shares redeemed
Class A	(34,547,205)	(57,747,660)
Class C	(17,785,348)	(26,066,612)
Class I	(498,384)	(2,258,800)
Class R	(24,980)	(34,227)

Net increase in net assets from Fund share transactions	$100,613,878	$134,579,702

Net increase (decrease) in net assets	$45,593,880	$(15,265,483)

Net Assets

At beginning of period	$272,582,651	$287,848,134

At end of period	$318,176,531	$272,582,651

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(493,812)	$4,643,766

See notes to financial statements

6

Eaton Vance Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended
	April 30, 2009		October 31,		Period Ended
	(Unaudited)		2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.720		$12.640	$11.410	$10.000

Income (loss) from operations

Net investment income(2)	$0.203		$0.923	$0.729	$1.401
Net realized and unrealized gain (loss)	(1.242)		(5.087)	1.282	0.487

Total income (loss) from operations	$(1.039)		$(4.164)	$2.011	$1.888

Less distributions

From net investment income	$(0.321)		$(0.756)	$(0.781)	$(0.478)

Total distributions	$(0.321)		$(0.756)	$(0.781)	$(0.478)

Net asset value — End of period	$6.360		$7.720	$12.640	$11.410

Total Return(3)	(13.57	)%(9)	(34.35)%	18.18%	19.26	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$197,624		$161,744	$166,609	$29,586
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.33	%(5)	1.31%	1.36%	1.41	%(5)(6)
Expenses after custodian fee reduction(4)	1.33	%(5)	1.31%	1.36%	1.40	%(5)(6)
Net investment income(4)	6.19	%(5)	8.72%	6.00%	14.04	%(5)(6)
Portfolio Turnover of the Fund	—		—	—	35	%(7)
Portfolio Turnover of the Portfolio	55	%(9)	256%	87%	170	%(8)(9)

(1)	For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the start of business, November 30, 2005, to October 31, 2006).

(7)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended
	April 30, 2009		October 31,		Period Ended
	(Unaudited)		2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.680		$12.580	$11.360	$10.000

Income (loss) from operations

Net investment income(2)	$0.172		$0.837	$0.644	$1.322
Net realized and unrealized gain (loss)	(1.225)		(5.061)	1.270	0.470

Total income (loss) from operations	$(1.053)		$(4.224)	$1.914	$1.792

Less distributions

From net investment income	$(0.297)		$(0.676)	$(0.694)	$(0.432)

Total distributions	$(0.297)		$(0.676)	$(0.694)	$(0.432)

Net asset value — End of period	$6.330		$7.680	$12.580	$11.360

Total Return(3)	(13.82	)%(9)	(34.86)%	17.31%	18.25	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$117,340		$108,613	$118,841	$23,105
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.08	%(5)	2.06%	2.11%	2.16	%(5)(6)
Expenses after custodian fee reduction(4)	2.08	%(5)	2.06%	2.11%	2.15	%(5)(6)
Net investment income(4)	5.27	%(5)	7.94%	5.33%	13.27	%(5)(6)
Portfolio Turnover of the Fund	—		—	—	35	%(7)
Portfolio Turnover of the Portfolio	55	%(9)	256%	87%	170	%(8)(9)

(1)	For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the start of business, November 30, 2005, to October 31, 2006).

(7)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(9)	Not annualized.

See notes to financial statements

8

Eaton Vance Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended
	April 30, 2009		October 31,		Period Ended
	(Unaudited)		2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.710		$12.640	$11.410	$10.610

Income (loss) from operations

Net investment income(2)	$0.214		$0.977	$0.831	$1.912
Net realized and unrealized gain (loss)	(1.235)		(5.125)	1.209	(0.614	)(3)

Total income (loss) from operations	$(1.021)		$(4.148)	$2.040	$1.298

Less distributions

From net investment income	$(0.329)		$(0.782)	$(0.810)	$(0.498)

Total distributions	$(0.329)		$(0.782)	$(0.810)	$(0.498)

Net asset value — End of period	$6.360		$7.710	$12.640	$11.410

Total Return(4)	(13.36	)%(10)	(34.28)%	18.45%	12.62	%(10)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,884		$2,155	$2,317	$1,098
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.08	%(6)	1.06%	1.11%	1.16	%(6)(7)
Expenses after custodian fee reduction(5)	1.08	%(6)	1.06%	1.11%	1.15	%(6)(7)
Net investment income(5)	6.52	%(6)	9.20%	6.87%	25.28	%(6)(7)
Portfolio Turnover of the Fund	—		—	—	35	%(8)
Portfolio Turnover of the Portfolio	55	%(10)	256%	87%	170	%(9)(10)

(1)	For the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006).

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(10)	Not annualized.

See notes to financial statements

9

Eaton Vance Dividend Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Six Months Ended		Year Ended
	April 30, 2009		October 31,		Period Ended
	(Unaudited)		2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.720		$12.660	$11.400	$10.610

Income (loss) from operations

Net investment income(2)	$0.241		$0.847	$0.788	$1.162
Net realized and unrealized gain (loss)	(1.277)		(5.057)	1.222	0.090

Total income (loss) from operations	$(1.036)		$(4.210)	$2.010	$1.252

Less distributions

From net investment income	$(0.314)		$(0.730)	$(0.750)	$(0.462)

Total distributions	$(0.314)		$(0.730)	$(0.750)	$(0.462)

Net asset value — End of period	$6.370		$7.720	$12.660	$11.400

Total Return(3)	(13.53	)%(9)	(34.63)%	18.15%	12.15	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$328		$71	$81	$28
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.59	%(5)	1.56%	1.61%	1.66	%(5)(6)
Expenses after custodian fee reduction(4)	1.59	%(5)	1.56%	1.61%	1.65	%(5)(6)
Net investment income(4)	7.54	%(5)	8.05%	6.51%	14.30	%(5)(6)
Portfolio Turnover of the Fund	—		—	—	35	%(7)
Portfolio Turnover of the Portfolio	55	%(9)	256%	87%	170	%(8)(9)

(1)	For the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006).

(7)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(9)	Not annualized.

See notes to financial statements

10

Eaton Vance Dividend Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (95.2% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $99,401,974 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($1,311,256), October 31, 2015 ($8,547,018) and October 31, 2016 ($89,543,700).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on November 30, 2005 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Dividend Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $218,675. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $9,973 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $100,064 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $220,814 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $421,052 for Class C shares, representing 0.75% (annualized) of the average daily net assets of Class C shares. At April 30, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $10,693,000.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of average daily net assets attributable to Class R shares. For the six

12

Eaton Vance Dividend Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

months ended April 30, 2009, the Fund paid or accrued to EVD $264, representing 0.25% (annualized) of the average daily net assets of Class R shares.

The Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $140,351 and $264 for Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $39,000 and $17,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $145,998,428 and $58,508,335, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	14,438,306	12,654,295
Issued to shareholders electing to receive payments of distributions in Fund shares	895,306	861,638
Redemptions	(5,246,905)	(5,731,544)

Net increase	10,086,707	7,784,389

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	6,702,029	6,923,696
Issued to shareholders electing to receive payments of distributions in Fund shares	425,943	442,114
Redemptions	(2,742,280)	(2,661,168)

Net increase	4,385,692	4,704,642

	Six Months Ended
	April 30, 2009	Year Ended
Class I	(Unaudited)	October 31, 2008

Sales	236,681	294,565
Issued to shareholders electing to receive payments of distributions in Fund shares	14,952	15,405
Redemptions	(77,730)	(213,957)

Net increase	173,903	96,013

	Six Months Ended
	April 30, 2009	Year Ended
Class R	(Unaudited)	October 31, 2008

Sales	45,357	6,028
Issued to shareholders electing to receive payments of distributions in Fund shares	809	377
Redemptions	(3,829)	(3,636)

Net increase	42,337	2,769

13

Dividend Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 91.6%

Security	Shares	Value

Aerospace & Defense — 2.0%

General Dynamics Corp.	70,000	$3,616,900
Raytheon Co.	62,170	2,811,949
United Technologies Corp.	4,628	226,032

		$6,654,881

Capital Markets — 3.0%

Goldman Sachs Group, Inc.	30,000	$3,855,000
Northern Trust Corp.	110,000	5,979,600

		$9,834,600

Chemicals — 0.5%

Potash Corp. of Saskatchewan, Inc.	20,000	$1,729,800

		$1,729,800

Commercial Services & Supplies — 1.8%

Waste Management, Inc.	230,000	$6,134,100

		$6,134,100

Computers & Peripherals — 3.1%

Hewlett-Packard Co.	60,000	$2,158,800
International Business Machines Corp.	79,781	8,234,197

		$10,392,997

Construction & Engineering — 1.3%

Bouygues SA	75,000	$3,199,488
Fluor Corp.	32,000	1,211,840

		$4,411,328

Diversified Telecommunication Services — 9.9%

AT&T, Inc.	111,881	$2,866,391
Belgacom SA	150,000	4,360,155
Deutsche Telekom AG	150,000	1,813,970
France Telecom SA	260,000	5,772,002
Koninklijke KPN NV	525,000	6,311,714
Telefonos de Mexico SA de CV ADR	62,130	994,080
Telstra Corp., Ltd.	2,000,000	4,831,824
Verizon Communications, Inc.	201,109	6,101,647

		$33,051,783

Electric Utilities — 5.2%

E.ON AG	100,000	$3,381,695
FirstEnergy Corp.	40,000	1,636,000
FPL Group, Inc.	120,000	6,454,800
Iberdrola SA	750,000	5,953,950

		$17,426,445

Energy Equipment & Services — 4.0%

Diamond Offshore Drilling, Inc.	88,388	$6,400,175
Schlumberger, Ltd.	140,559	6,885,985

		$13,286,160

Food & Staples Retailing — 3.7%

CVS Caremark Corp.	150,000	$4,767,000
Wal-Mart Stores, Inc.	152,800	7,701,120

		$12,468,120

Food Products — 4.2%

Groupe Danone	150,000	$7,134,995
Nestle SA	214,587	6,994,835

		$14,129,830

Gas Utilities — 2.2%

GDF Suez	206,000	$7,398,334

		$7,398,334

Health Care Equipment & Supplies — 1.5%

Covidien, Ltd.	152,400	$5,026,152

		$5,026,152

Hotels, Restaurants & Leisure — 2.2%

McDonald’s Corp.	136,400	$7,268,756

		$7,268,756

Household Products — 1.4%

Kimberly-Clark de Mexico SA de CV	362,500	$1,322,025
Procter & Gamble Co.	65,000	3,213,600

		$4,535,625

See notes to financial statements

14

Dividend Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Independent Power Producers & Energy Traders — 1.0%

Drax Group PLC	434,035	$3,291,438

		$3,291,438

Industrial Conglomerates — 1.5%

Siemens AG	75,000	$5,042,610

		$5,042,610

Insurance — 5.5%

Chubb Corp.	153,000	$5,959,350
Travelers Companies, Inc. (The)	166,692	6,857,709
Zurich Financial Services AG	30,000	5,574,916

		$18,391,975

Media — 2.2%

Comcast Corp., Class A	272,080	$4,206,357
Vivendi SA	111,855	3,007,675

		$7,214,032

Metals & Mining — 2.5%

BHP Billiton, Ltd. ADR	135,000	$6,498,900
Compass Minerals International, Inc.	38,900	1,875,758

		$8,374,658

Multiline Retail — 1.3%

Target Corp.	103,817	$4,283,489

		$4,283,489

Multi-Utilities — 1.0%

CMS Energy Corp.	275,000	$3,305,500

		$3,305,500

Oil, Gas & Consumable Fuels — 11.8%

BP PLC ADR	165,000	$7,005,900
Chevron Corp.	108,400	7,165,240
ENI SpA	335,000	7,188,810
Exxon Mobil Corp.	103,529	6,902,279
Hess Corp.	65,000	3,561,350
Occidental Petroleum Corp.	131,160	7,382,996

		$39,206,575

Pharmaceuticals — 11.2%

Abbott Laboratories	70,000	$2,929,500
AstraZeneca PLC	100,000	3,501,532
Johnson & Johnson	116,785	6,114,863
Merck & Co., Inc.	126,967	3,077,680
Novartis AG ADR	84,000	3,184,440
Pfizer, Inc.	400,000	5,344,000
Sanofi-Aventis SA	70,000	4,053,846
Schering-Plough Corp.	406,720	9,362,694

		$37,568,555

Road & Rail — 1.6%

Canadian Pacific Railway, Ltd.	150,000	$5,379,000

		$5,379,000

Tobacco — 4.1%

British American Tobacco PLC	120,000	$2,894,012
Imperial Tobacco Group PLC	235,000	5,361,800
Philip Morris International, Inc.	152,845	5,532,989

		$13,788,801

Wireless Telecommunication Services — 1.9%

Vodafone Group PLC	3,500,000	$6,432,878

		$6,432,878

Total Common Stocks
(identified cost $331,884,746)		$306,028,422

Short-Term Investments — 7.6%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(1)	$25,332	$25,332,227

Total Short-Term Investments
(identified cost $25,332,227)		$25,332,227

Total Investments — 99.2%
(identified cost $357,216,973)		$331,360,649

Other Assets, Less Liabilities — 0.8%		$2,644,626

Net Assets — 100.0%		$334,005,275

See notes to financial statements

15

Dividend Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

ADR - American Depository Receipt

(1)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	67.8%	$226,536,146
France	9.2	30,566,339
United Kingdom	6.4	21,481,660
Switzerland	3.8	12,569,751
Germany	3.1	10,238,275
Italy	2.1	7,188,810
Netherlands	1.9	6,311,714
Spain	1.8	5,953,950
Australia	1.4	4,831,824
Belgium	1.3	4,360,155
Mexico	0.4	1,322,025

Total Investments	99.2%	$331,360,649

See notes to financial statements

16

Dividend Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $331,884,746)	$306,028,422
Affiliated investment, at value (identified cost, $25,332,227)	25,332,227
Receivable for investments sold	5,560,484
Dividends receivable	2,410,127
Interest receivable from affiliated investment	2,096
Tax reclaims receivable	1,164,232

Total assets	$340,497,588

Liabilities

Payable for investments purchased	$6,280,575
Payable to affiliate for investment adviser fee	167,101
Payable to affiliate for Trustees’ fees	1,295
Accrued expenses	43,342

Total liabilities	$6,492,313

Net Assets applicable to investors’ interest in Portfolio	$334,005,275

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$359,950,592
Net unrealized depreciation (computed on the basis of identified cost)	(25,945,317)

Total	$334,005,275

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $1,232,894)	$11,367,086
Interest income allocated from affiliated investment	115,658
Expenses allocated from affiliated investment	(61,292)

Total investment income	$11,421,452

Expenses

Investment adviser fee	$945,035
Trustees’ fees and expenses	8,165
Custodian fee	94,070
Legal and accounting services	17,174
Miscellaneous	3,438

Total expenses	$1,067,882

Net investment income	$10,353,570

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(61,940,488)
Foreign currency transactions	(171,140)

Net realized loss	$(62,111,628)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$9,019,350
Foreign currency	89,340

Net change in unrealized appreciation (depreciation)	$9,108,690

Net realized and unrealized loss	$(53,002,938)

Net decrease in net assets from operations	$(42,649,368)

See notes to financial statements

17

Dividend Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$10,353,570	$31,095,800
Net realized loss from investment and foreign currency transactions	(62,111,628)	(99,988,068)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	9,108,690	(67,002,672)

Net decrease in net assets from operations	$(42,649,368)	$(135,894,940)

Capital transactions —
Contributions	$147,337,784	$210,949,684
Withdrawals	(60,486,183)	(101,490,492)

Net increase in net assets from capital transactions	$86,851,601	$109,459,192

Net increase (decrease) in net assets	$44,202,233	$(26,435,748)

Net Assets

At beginning of period	$289,803,042	$316,238,790

At end of period	$334,005,275	$289,803,042

See notes to financial statements

18

Dividend Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended
	April 30, 2009		October 31,		Period Ended
	(Unaudited)		2008	2007	October 31, 2006(1)

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.73	%(3)	0.75%	0.76%	0.88	%(3)
Net investment income	6.72	%(3)	9.27%	6.77%	15.44	%(3)
Portfolio Turnover	55	%(4)	256%	87%	170	%(4)

Total Return	(13.31	)%(4)	(33.97)%	18.88%	10.33	%(4)

Net assets, end of period (000’s omitted)	$334,005		$289,803	$316,239	$74,638

(1)	For the period from the start of business, March 24, 2006, to October 31, 2006.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

19

Dividend Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Dividend Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Dividend Income Fund held a 95.2% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes

20

Dividend Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $1,003,727 of which $58,692 was allocated from Cash Management and $945,035 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.65% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30,

21

Dividend Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $241,066,417 and $159,202,808, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$360,625,407

Gross unrealized appreciation	$3,311,619
Gross unrealized depreciation	(32,576,377)

Net unrealized depreciation	$(29,264,758)

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$237,865,967
Level 2	Other Significant Observable Inputs	93,494,682
Level 3	Significant Unobservable Inputs	—

Total		$331,360,649

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

22

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

23

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Dividend Income Portfolio (the “Portfolio”), the Portfolio in which Eaton Vance Dividend Income Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

24

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time was required to evaluate longer term performance of the Fund.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Portfolio’s management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the Portfolio advisory fee, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

25

Eaton Vance Dividend Income Fund

OFFICERS AND TRUSTEES

Eaton Vance Dividend Income Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

26

Eaton Vance Dividend Income Fund

OFFICERS AND TRUSTEES CONT’D

Dividend Income Portfolio

Officers
Duncan W. Richardson
President

Aamer Khan
Vice President

Judith A. Saryan
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

This Page Intentionally Left Blank

Investment Adviser of Dividend Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Dividend Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2634-6/09	DIVISRC

S e m i a n n u a l R e p o r t A p r i l 3 0 , 2 0 0 9 EATON VANCE EMERGING MARKETS LOCAL INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

Mark S. Venezia, CFA
Co-Portfolio Manager

John R. Baur
Co-Portfolio Manager

Michael A. Cirami, CFA
Co-Portfolio Manager
•	During the six-month period ending April 30, 2009, the global economy continued to deteriorate, and many financial markets remained impaired, although most credit markets began to show tentative signs of stabilization. Currency markets were volatile during the period; the U.S. dollar was mixed against major and emerging market currencies. In both the U.S. and other developed sovereign bond markets, yields declined during the period.

•	The six-month period was marked by non-traditional monetary easing measures under the U.S. Federal Reserve (the Fed), Bank of Japan, Bank of England, the Swiss National Bank, and the European Central Bank (ECB). Initially, the major sovereign bond markets reacted positively to the monetary easing as well as the strong demand for the perceived safety of government securities. However, sovereign yields eventually began to rise as the markets anticipated the dramatic increase in sovereign bond issuance that will be needed to pay for the fiscal stimulus plans of countries around the world. In addition, with some investors beginning to anticipate the inflationary impacts of the significant monetary easing, fears of a prolonged worldwide deflation are subsiding.

•	Similar to the G-10 markets, many of the emerging market countries’ central banks also cut interest rates in response to the global economic conditions. Yields on most local sovereign emerging market bonds fell during the six-month period. In addition to the rate cuts, recent policy actions from the International Monetary Fund (IMF) also contributed to the strong performance of emerging market bonds. The IMF recently instituted a Flexible Credit Line (FCL) program that will make it easier for certain emerging market countries to borrow in times of stress.
Management Discussion
•	The Fund[1] seeks to provide total return by primarily investing in securities denominated in currencies of emerging market countries, fixed-income instruments issued by emerging market entities or sovereigns, and/or derivative instruments denominated in or based on the currencies, interest rates or issues of emerging market countries.
•	During the six months ending April 30, 2009, the Fund had positive returns but under-performed its benchmark, the JPMorgan Government Bond Index — Emerging Market Global Diversified (Unhedged) (the “Index”).[2] The Index had a significant positive return during the period due to currency appreciation and falling bond yields in most countries within the Index. The Fund’s relative underperformance during the period was largely due to shorter duration positions relative to the Index in all regions. Duration indicates price sensitivity to changes in interest rates of a fixed-income security or portfolio based on the timing of anticipated principal and interest payments. When market yields rise, this is beneficial; however, when yields fall, a shorter duration bond typically will not see as much price appreciation as a longer duration bond. The Fund’s duration was increased during the six-month period, to 4.68 years as of April 30, 2009 from 4.25 years on October 31, 2008, to bring it in line with that of the Index, which was 4.62 years as of April 30, 2009.

•	In Asia, Indonesia was the top-performing country in both the Index and the Fund, primarily as a result of strong currency appreciation and falling government bond yields. However, the Fund’s relatively short duration positions in Indonesia, Malaysia and
Eaton Vance Emerging Markets Local Income Fund
Total Return Performance 10/31/08 — 4/30/09

Class A3	9.71%
JPMorgan Government Bond Index — Emerging Market Global Diversified (Unhedged)[2]	12.79
Please refer to page 3 for additional performance information.

[1]	The Fund currently invests in a separately registered investment company, Emerging Markets Local Income Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[3]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009
INVESTMENT UPDATE
Thailand also contributed to the Fund’s underperformance in Asia during the period.
•	In Central and Eastern Europe, gains in off-benchmark allocations to smaller emerging market countries such as Georgia (the Republic of), Kazakhstan and Macedonia were more than offset by the under-performance of the Fund’s positions in Turkey, Hungary and Poland. The Fund was hurt by shorter duration positions in each of these countries relative to the Index. In addition, the Fund’s overweight position in the Polish zloty was a negative for relative performance, as the zloty depreciated significantly over the six-month period. Poland’s currency was negatively affected by association with other countries in the region whose financial systems have been more affected by the global financial crisis than has Poland’s.

•	In Latin America, modest outperformance in the Fund’s positions in Peru and Mexico and an off-benchmark allocation to Uruguay were more than offset by the Fund’s underperformance in its positions in Colombia. As in other regions, this underperformance was due to a shorter duration position than the Index.

•	In Africa, the Fund’s underperformance relative to the Index was due to an underweighting in South Africa, where the Fund was underweight the currency and shorter in duration. While politics are likely to be a negative for South Africa’s economy in the medium to long term, a rally in commodity prices, and gold in particular, caused the currency to appreciate during the period. Off-benchmark positions to other countries in Africa provided diversification, but did not significantly contribute to returns.
•	Underlying its foreign derivatives investments, management maintained a position in seasoned U.S. government agency mortgage-backed securities (seasoned MBS), which contributed positively to performance. Yields on U.S. Treasuries fell as yield spreads of seasoned MBS over U.S. Treasuries tightened by approximately 75 basis points, resulting in the strong positive performance of these holdings.
Portfolio Composition
Securities Holdings (excludes derivatives)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 4/30/09. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures, please refer to the Currency Positions table.
Currency positions2
By total net assets

Poland	11.3%
Turkey	10.7
Brazil	10.5
Hungary	10.2
Mexico	9.5
Indonesia	8.9
Thailand	8.8
Malaysia	8.8
South Africa	7.8
Colombia	5.5
Peru	2.7
Chile	2.6
Norway	0.9
Russia	0.8
Uruguay	0.6
United Kingdom	0.5
South Korea	0.5
Ghana	0.4
Egypt	0.4
Iceland	0.2
United Arab Emirates	0.2
Costa Rica	0.1
Euro	-0.1
Croatia	-0.1
Israel	-0.4
Singapore	-0.4
Philippines	-0.4
Czech Republic	-0.5
Japan	-1.1
Taiwan	-1.5

[2]	Currency Positions reflect the Portfolio’s investments as of 4/30/09. Currency exposures include all foreign exchange denominated assets and all currency derivatives. Foreign Long Derivatives are 59.5%. Other Foreign Short Derivatives are 3.8%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009
FUND PERFORMANCE

Fund performance[1]	Class A
Share Class Symbol	EEIAX

Average Annual Total Returns (at net asset value)
Six Months	9.71%
One Year	-9.19
Life of Fund†	2.66

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	4.53%
One Year	-13.49
Life of Fund†	-0.02

†	Inception Date — Class A: 6/27/07.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge.

Total Annual
Operating Expenses[2]	Class A

Gross Expense Ratio	5.88%
Net Expense Ratio	1.25

[2]	Source: Prospectus dated 3/1/09. The Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Emerging Markets Local Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,097.10	$6.50	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.26	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $2,096,233)	$1,673,370
Receivable from the administrator	10,848
Other assets	101

Total assets	$1,684,319

Liabilities

Dividends payable	$8,273
Payable to affiliate for distribution and service fees	404
Accrued expenses	9,659

Total liabilities	$18,336

Net Assets	$1,665,983

Sources of Net Assets

Paid-in capital	$2,652,518
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(526,734)
Accumulated distributions in excess of net investment income	(36,938)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(422,863)

Total	$1,665,983

Class A Shares

Net Assets	$1,665,983
Shares Outstanding	192,286
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.66
Maximum Offering Price Per Share
(100 ÷ 95.25 of $8.66)	$9.09

On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $369)	$53,392
Expenses allocated from Portfolio	(7,163)

Net investment income from Portfolio	$46,229

Expenses

Trustees’ fees and expenses	$252
Distribution and service fees	2,307
Custodian fee	16,919
Registration fees	11,985
Legal and accounting services	10,214
Transfer and dividend disbursing agent fees	1,836
Printing and postage	834
Miscellaneous	3,655

Total expenses	$48,002

Deduct —
Allocation of expenses to the administrator	$45,551

Total expense reductions	$45,551

Net expenses	$2,451

Net investment income	$43,778

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(192,143)
Financial futures contracts	1,385
Swap contracts	(2,838)
Foreign currency and forward foreign currency exchange contract transactions	47,268

Net realized loss	$(146,328)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$261,436
Financial futures contracts	(1,044)
Written options	36
Swap contracts	11,453
Foreign currency and forward foreign currency exchange contracts	(22,272)

Net change in unrealized appreciation (depreciation)	$249,609

Net realized and unrealized gain	$103,281

Net increase in net assets from operations	$147,059

See notes to financial statements

5

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$43,778	$76,050
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(146,328)	(355,353)
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	249,609	(672,871)

Net increase (decrease) in net assets from operations	$147,059	$(952,174)

Distributions to shareholders —
From net investment income	$(72,633)	$(109,042)
From net realized gain	—	(384)
Tax return of capital	—	(36,996)

Total distributions to shareholders	$(72,633)	$(146,422)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$264,887	$9,023,270
Net asset value of shares issued to shareholders in payment of distributions declared	21,573	60,153
Cost of shares redeemed	(223,710)	(6,466,890)

Net increase in net assets from Fund share transactions	$62,750	$2,616,533

Net increase in net assets	$137,176	$1,517,937

Net Assets

At beginning of period	$1,528,807	$10,870

At end of period	$1,665,983	$1,528,807

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(36,938)	$(8,083)

See notes to financial statements

6

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended
	April 30, 2009		Year Ended	Period Ended
	(Unaudited)		October 31, 2008	October 31, 2007(1)

Net asset value — Beginning of period	$8.280		$10.770	$10.000

Income (loss) from operations

Net investment income(2)	$0.234		$0.475	$0.165
Net realized and unrealized gain (loss)	0.533		(1.727)	0.732

Total income (loss) from operations	$0.767		$(1.252)	$0.897

Less distributions

From net investment income	$(0.387)		$(0.640)	$(0.259)
From net realized gain	—		(0.381)	—
Tax return of capital	—		(0.217)	—

Total distributions	$(0.387)		$(1.238)	$(0.259)

Capital contribution from administrator(2)	$—		$—	$0.132

Net asset value — End of period	$8.660		$8.280	$10.770

Total Return(3)	9.71	%(9)	(13.38)%	10.44	%(8)(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,666		$1,529	$11
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(7)	1.25	%(6)	1.25%	1.25	%(6)
Net investment income	5.69	%(6)	4.73%	4.67	%(6)
Portfolio Turnover of the Portfolio	19	%(9)	38%	2	%(9)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The administrator subsidized certain operating expenses (equal to 5.92%, 4.63% and 287.76% of average daily net assets for the six months ended April 30, 2009, the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(8)	Absent a capital contribution by the administrator in the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.12%.

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers Class A shares, which are generally sold subject to a sales charge imposed at time of purchase. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (2.4% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $353,896 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

8

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On net assets of $1 billion and over that are invested in Investable Assets, the annual fee is reduced. For the six months ended April 30, 2009, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.25% annually of the Fund’s average daily net assets for Class A. This agreement may be changed or terminated after February 28, 2010. Pursuant to this agreement, EVM was allocated $45,551 of the Fund’s operating expenses for the six months ended April 30, 2009.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $97 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $25 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for the Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $2,307 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the six months ended April 30, 2009, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $265,133 and $333,412, respectively.

9

Eaton Vance Emerging Markets Local Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008

Sales	32,107	893,652
Issued to shareholders electing to receive payments of distributions in Fund shares	2,609	6,209
Redemptions	(27,117)	(716,184)

Net increase	7,599	183,677

At April 30, 2009, EVM owned 50.9% of the outstanding shares of the Fund.

8   Recently Issued Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

10

Emerging Markets Local Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Foreign Government Bonds — 66.3%

	Principal
Security	Amount		U.S. $ Value

Brazil — 9.1%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	391,007	$170,178
Nota Do Tesouro Nacional, 10.00%, 1/1/10	BRL	3,775,000	1,725,991
Nota Do Tesouro Nacional, 10.00%, 1/1/12	BRL	3,842,000	1,697,434
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	4,310,000	1,798,855
Nota Do Tesouro Nacional, 10.00%, 1/1/17	BRL	1,975,000	775,597
Republic of Brazil, 10.25%, 1/10/28	BRL	620,000	256,616

Total Brazil (identified cost $7,264,756)			$6,424,671

Colombia — 3.3%

Republic of Colombia, 7.375%, 3/18/19	USD	140,000	$147,854
Republic of Colombia, 9.85%, 6/28/27	COP	1,800,000,000	870,731
Republic of Colombia, 12.00%, 10/22/15	COP	2,500,000,000	1,313,221

Total Colombia (identified cost $2,226,973)			$2,331,806

Costa Rica — 0.1%

Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	86,565,951	$69,361
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	10,220,922	8,659

Total Costa Rica (identified cost $100,983)			$78,020

Egypt — 0.4%

Arab Republic of Egypt, 8.75%, 7/18/12(4)	EGP	1,690,000	$266,968

Total Egypt (identified cost $295,772)			$266,968

Georgia — 0.9%

Republic of Georgia, 7.50%, 4/15/13	USD	880,000	$668,360

Total Georgia (identified cost $677,908)			$668,360

Ghana — 0.4%

Ghana Government Bond, 13.00%, 8/2/10(5)	GHS	470,000	$295,632

Total Ghana (identified cost $503,347)			$295,632

Hungary — 7.3%

Hungary Government Bond, 6.00%, 10/24/12	HUF	538,920,000	$2,151,980
Hungary Government Bond, 6.75%, 2/24/17	HUF	303,100,000	1,118,453
Hungary Government Bond, 6.75%, 11/24/17	HUF	148,000,000	540,935
Hungary Government Bond, 7.25%, 6/12/12	HUF	322,000,000	1,349,721

Total Hungary (identified cost $6,151,146)			$5,161,089

Indonesia — 3.8%

Indonesia Government, 9.00%, 9/15/18	IDR	7,400,000,000	$589,438
Indonesia Government, 9.75%, 5/15/37	IDR	12,436,000,000	921,974
Indonesia Government, 11.00%, 11/15/20	IDR	7,910,000,000	704,835
Republic of Indonesia, 6.875%, 1/17/18	USD	100,000	90,250
Republic of Indonesia, 11.625%, 3/4/19	USD	300,000	360,000

Total Indonesia (identified cost $3,108,441)			$2,666,497

Ivory Coast — 0.0%

Ivory Coast, 4.00%, 3/31/28(6)	USD	75,000	$28,108

Total Ivory Coast (identified cost $26,973)			$28,108

Macedonia — 0.4%

Republic of Macedonia, 4.625%, 12/8/15	EUR	280,000	$288,735

Total Macedonia (identified cost $233,314)			$288,735

Malaysia — 10.0%

Malaysian Government, 3.756%, 4/28/11	MYR	10,900,000	$3,137,801
Malaysian Government, 4.24%, 2/7/18	MYR	13,900,000	3,952,321

Total Malaysia (identified cost $7,244,540)			$7,090,122

Mexico — 3.6%

Mexican Fixed Rate Bonds, 10.00%, 12/5/24	MXN	29,210,000	$2,509,255

Total Mexico (identified cost $2,928,304)			$2,509,255

Peru — 2.8%

Peru Bond Soberano, 7.84%, 8/12/20	PEN	1,000,000	$404,751
Republic of Peru, 6.90%, 8/12/37(4)	PEN	2,367,000	872,848
Republic of Peru, 7.125%, 3/30/19	USD	90,000	97,650
Republic of Peru, 8.60%, 8/12/17	PEN	1,405,000	587,216

Total Peru (identified cost $1,722,815)			$1,962,465

Poland — 5.7%

Poland Government Bond, 4.75%, 4/25/12	PLN	2,010,000	$584,731
Poland Government Bond, 5.25%, 10/25/17	PLN	3,575,000	1,012,863
Poland Government Bond, 5.75%, 9/23/22	PLN	3,420,000	979,227
Poland Government Bond, 6.00%, 5/24/09	PLN	2,350,000	703,429
Poland Government Bond, 6.25%, 10/24/15	PLN	2,560,000	779,101

Total Poland (identified cost $5,501,098)			$4,059,351

See notes to financial statements

11

Emerging Markets Local Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
Security	Amount		U.S. $ Value

Republic of Korea — 0.2%

Republic of Korea, 7.125%, 4/16/19	USD	160,000	$164,008

Total Republic of Korea (identified cost $158,488)			$164,008

Slovakia — 2.9%

Slovak Republic, 4.90%, 2/5/10	EUR	965,945	$1,307,175
Slovak Republic, 5.30%, 5/12/19	EUR	560,979	762,774

Total Slovakia (identified cost $1,985,954)			$2,069,949

South Africa — 2.0%

Republic of South Africa, 7.25%, 1/15/20	ZAR	13,500,000	$1,445,448

Total South Africa (identified cost $1,455,915)			$1,445,448

Thailand — 6.6%

Bank of Thailand, 3.625%, 5/2/11	THB	22,000,000	$653,466
Kingdom of Thailand, 5.125%, 3/13/18	THB	121,500,000	4,012,275

Total Thailand (identified cost $4,530,102)			$4,665,741

Turkey — 6.0%

Turkey Government Bond, 10.00%, 2/15/12(7)	TRY	5,570,311	$3,512,355
Turkey Government Bond, 12.00%, 8/14/13(8)	TRY	1,040,726	700,755

Total Turkey (identified cost $3,778,091)			$4,213,110

United Arab Emirates — 0.2%

Emirate of Abu Dhabi, 6.75%, 4/8/19(4)	USD	120,000	$122,293

Total United Arab Emirates (identified cost $119,095)			$122,293

Uruguay — 0.6%

Republic of Uruguay, 5.00%, 9/14/18(9)	UYU	12,671,627	$392,687

Total Uruguay (identified cost $532,043)			$392,687

Total Foreign Government Bonds
(identified cost $50,546,058)			$46,904,315

Foreign Corporate Bonds — 0.3%

	Principal
Security	Amount		U.S. $ Value

Georgia — 0.1%

BG Finance B.V., 9.00%, 2/8/12	USD	110,000	$60,500

Total Georgia (identified cost $44,252)			$60,500

Kazakhstan — 0.2%

Kazkommerts International, 7.875%, 4/7/14	USD	300,000	$172,500

Total Kazakhstan (identified cost $245,084)			$172,500

Total Foreign Corporate Bonds
(identified cost $289,336)			$233,000

Mortgage-Backed Securities — 27.5%

	Principal
Security	Amount		U.S. $ Value

Mortgage Pass-Throughs — 27.5%

Federal Home Loan Mortgage Corp.:
6.50% with maturity at 2024		$6,535,556	$7,072,144

			$7,072,144

Federal National Mortgage Association:
3.705% with maturity at 2035(10)		$2,068,512	$2,095,506
4.797% with maturity at 2035(10)		1,910,735	1,966,862
5.50% with maturity at 2017		1,368,703	1,427,541
6.50% with maturity at 2017(11)		1,568,669	1,633,137
7.00% with various maturities to 2033		3,000,000	3,265,032
8.50% with maturity at 2032		1,718,259	1,958,999

			$12,347,077

Total Mortgage Pass-Throughs
(identified cost $19,090,217)			$19,419,221

Total Mortgage-Backed Securities
(identified cost $19,090,217)			$19,419,221

See notes to financial statements

12

Emerging Markets Local Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Currency Options Purchased — 0.0%

	Principal
	Amount of
	Contracts		Strike	Expiration
Description	(000’s omitted)		Price	Date	U.S. $ Value

Japanese Yen Put Option	JPY	119,000	106.91	4/8/10	$15,445

Total Currency Options Purchased
(identified cost $20,625)					$15,445

Short-Term Investments — 5.0%
Foreign Government Securities — 0.2%

	Principal
Security	Amount		U.S. $ Value

Iceland — 0.2%

Republic of Iceland, 0.00%, 5/15/09	ISK	4,005,000	$23,463
Republic of Iceland, 0.00%, 6/15/09	ISK	2,334,000	13,553
Republic of Iceland, 7.00%, 3/17/10	ISK	8,011,000	46,122
Republic of Iceland, 8.50%, 6/12/09	ISK	12,089,000	70,770

Total Iceland (identified cost $165,505)			$153,908

Total Foreign Government Securities
(identified cost $165,505)			$153,908

Other Securities — 4.8%
	Interest
Description	(000’s omitted)		U.S. $ Value

Cash Management Portfolio, 0.13%(12)		$3,382	$3,382,443

Total Other Securities
(identified cost $3,382,443)			$3,382,443

Total Short-Term Investments
(identified cost $3,547,948)			$3,536,351

Total Investments — 99.1%
(identified cost $73,494,184)			$70,108,332

Currency Options Written — (0.0)%

	Principal
	Amount of
	Contracts		Strike	Expiration
Description	(000’s omitted)		Price	Date	U.S. $ Value

Japanese Yen Call Option	JPY	170,000	76.3	4/8/10	$(20,237)

Total Currency Options Written
(Premiums received $21,790)					$(20,237)

Other Assets, Less Liabilities — 0.9%					$677,088

Net Assets — 100.0%					$70,765,183

BRL - Brazilian Real

COP - Colombian Peso

CRC - Costa Rican Colon

EGP - Egyptian Pound

EUR - Euro

GHS - Ghanaian Cedi

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ISK - Icelandic Krona

JPY - Japanese Yen

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian New Sol

PLN - Polish Zloty

THB - Thai Baht

TRY - New Turkish Lira

USD - United States Dollar

UYU - Uruguayan Peso

ZAR - South African Rand

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 218,000 and the current face is BRL 391,007.

(2)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 72,100,000 and the current face is CRC 86,565,951.

(3)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 8,100,000 and the current face is CRC 10,220,922.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $1,262,109 or 1.8% of the Portfolio’s net assets.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

13

Emerging Markets Local Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

(6)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(7)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI Ratio 5 Year Notes issued 01/07. The original face is TRY 4,668,000 and the current face is TRY 5,570,311.

(8)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI Ratio 5 Year Notes issued 08/08. The original face is TRY 1,004,000 and the current face is TRY 1,040,726.

(9)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted with the Uruguayan inflation rate. The original face is UYU 10,440,000 and the current face is UYU 12,671,627.

(10)	Adjustable rate mortgage. Rate shown is the rate at April 30, 2009.

(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(12)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

14

Emerging Markets Local Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $70,111,741)	$66,725,889
Affiliated investment, at value (identified cost, $3,382,443)	3,382,443
Foreign currency, at value (identified cost, $104,774)	104,955
Receivable for investments sold	57,650
Interest receivable	1,298,180
Interest receivable from affiliated investment	467
Receivable for daily variation margin on open financial futures contracts	24,701
Receivable for open forward foreign currency exchange contracts	280,828
Receivable for closed forward foreign currency exchange contracts	664,622
Receivable for open swap contracts	575,756
Receivable for closed swap contracts	13,462
Receivable for closed options	23,858

Total assets	$73,152,811

Liabilities

Payable for investments purchased	$1,484,923
Written options outstanding, at value (premiums received, $21,790)	20,237
Payable for open forward foreign currency exchange contracts	165,830
Payable for closed forward foreign currency exchange contracts	80,337
Payable for open swap contracts	568,427
Payable to affiliate for investment adviser fee	34,305
Payable to affiliate for Trustees’ fees	285
Accrued expenses	33,284

Total liabilities	$2,387,628

Net Assets applicable to investors’ interest in Portfolio	$70,765,183

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$74,166,093
Net unrealized depreciation (computed on the basis of identified cost)	(3,400,910)

Total	$70,765,183

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest (net of foreign taxes, $15,324)	$2,143,883
Interest income allocated from affiliated investment	36,807
Expenses allocated from affiliated investment	(18,800)

Total investment income	$2,161,890

Expenses

Investment adviser fee	$187,179
Trustees’ fees and expenses	1,811
Custodian fee	61,023
Legal and accounting services	22,597
Miscellaneous	1,192

Total expenses	$273,802

Deduct —
Reduction of custodian fee	$4

Total expense reductions	$4

Net expenses	$273,798

Net investment income	$1,888,092

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(2,461,218)
Financial futures contracts	56,865
Swap contracts	(115,334)
Foreign currency and forward foreign currency exchange contract transactions	2,049,232

Net realized loss	$(470,455)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$5,507,528
Financial futures contracts	(43,685)
Written options	1,553
Swap contracts	423,027
Foreign currency and forward foreign currency exchange contracts	(899,143)

Net change in unrealized appreciation (depreciation)	$4,989,280

Net realized and unrealized gain	$4,518,825

Net increase in net assets from operations	$6,406,917

See notes to financial statements

15

Emerging Markets Local Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$1,888,092	$3,690,109
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(470,455)	(3,152,077)
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	4,989,280	(10,955,617)

Net increase (decrease) in net assets from operations	$6,406,917	$(10,417,585)

Capital transactions —
Contributions	$4,450,796	$26,776,677
Withdrawals	(929,397)	(11,334,998)

Net increase in net assets from capital transactions	$3,521,399	$15,441,679

Net increase in net assets	$9,928,316	$5,024,094

Net Assets

At beginning of period	$60,836,867	$55,812,773

At end of period	$70,765,183	$60,836,867

See notes to financial statements

16

Emerging Markets Local Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended
	April 30, 2009		Year Ended	Period Ended
	(Unaudited)		October 31, 2008	October 31, 2007(1)

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.93	%(3)	0.96%	1.13	%(3)
Net investment income	5.98	%(3)	5.51%	5.25	%(3)
Portfolio Turnover	19	%(4)	38%	2	%(4)

Total Return	9.89	%(4)	(13.13)%	10.48	%(4)

Net assets, end of period (000’s omitted)	$70,765		$60,837	$55,813

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

17

Emerging Markets Local Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 2.4%, 86.7% and 10.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued based on broker quotations, when available and deemed reliable. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Interest rate swaps are normally valued using valuations provided by pricing vendors. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a propriety model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted

18

Emerging Markets Local Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for

19

Emerging Markets Local Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to

20

Emerging Markets Local Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $205,174 of which $17,995 was allocated from Cash Management and $187,179 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the six months ended April 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$13,221,161
U.S. Government and Agency Securities	9,282,036

$22,503,197

Sales

Investments (non-U.S. Government)	$9,067,445
U.S. Government and Agency Securities	1,326,386

$10,393,831

21

Emerging Markets Local Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$73,993,601

Gross unrealized appreciation	$1,488,984
Gross unrealized depreciation	(5,374,253)

Net unrealized depreciation	$(3,885,269)

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

5/11/09	Croatia Kuna 444,900	Euro 58,081	$(2,466)
5/14/09	Czech Republic Koruna 6,540,000	Euro 243,396	(1,301)
5/18/09	Euro 218,831	United States Dollar 288,339	(1,184)
5/29/09	Euro 643,000	United States Dollar 838,337	(12,346)
5/22/09	Israeli Shekel 1,190,000	United States Dollar 279,974	(4,995)
6/01/09	Japanese Yen 31,700,000	United States Dollar 328,896	7,349
5/07/09	Malaysian Ringgit 860,000	United States Dollar 236,589	(4,965)
5/26/09	Malaysian Ringgit 2,400,000	United States Dollar 657,859	(15,740)
5/04/09	New Turkish Lira 5,660,703	United States Dollar 3,544,585	9,903
5/22/09	Philippine Peso 15,200,000	United States Dollar 311,980	(1,678)
5/29/09	Singapore Dollar 450,000	United States Dollar 299,760	(4,167)
5/26/09	Taiwan Dollar 12,960,000	United States Dollar 373,078	(21,158)
6/12/09	Taiwan Dollar 9,910,000	United States Dollar 288,748	(13,782)
6/30/09	Taiwan Dollar 11,340,000	United States Dollar 336,708	(10,061)

			$(76,591)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

6/02/09	Brazilian Real 1,661,000	United States Dollar 747,095	5,859
5/20/09	British Pound Sterling 240,000	Euro 271,054	(3,575)
6/08/09	Chilean Peso 1,088,650,345	United States Dollar 1,879,251	(9,306)
5/19/09	Colombian Peso 2,093,161,275	United States Dollar 910,862	1,165
5/29/09	Colombian Peso 1,446,320,000	United States Dollar 621,923	7,194
5/12/09	Euro 823,473	United States Dollar 1,090,953	(1,442)
6/04/09	Hungarian Forint 394,936,974	United States Dollar 1,788,259	11,436
6/04/09	Indonesian Rupiah 42,130,000,000	United States Dollar 3,921,988	31,096
5/06/09	Mexican Peso 53,300,000	United States Dollar 3,853,941	5,974
5/04/09	New Turkish Lira 5,660,703	United States Dollar 3,542,367	(7,685)
5/07/09	New Turkish Lira 864,974	United States Dollar 518,414	21,284
6/04/09	New Turkish Lira 5,660,703	United States Dollar 3,517,494	(10,373)
5/18/09	Norwegian Krone 2,150,000	United States Dollar 318,462	8,841
5/27/09	Norwegian Krone 2,000,000	United States Dollar 299,451	4,902
5/20/09	Polish Zloty 4,110,837	United States Dollar 1,267,623	(39,606)
5/07/09	Polish Zloty 370,000	Euro 83,570	52
5/12/09	Polish Zloty 8,286,000	Euro 1,846,051	34,097

22

Emerging Markets Local Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

5/22/09	Russian Rouble 19,200,000	United States Dollar 556,683	$20,151
5/07/09	South African Rand 5,416,167	United States Dollar 594,530	44,824
5/18/09	South African Rand 27,843,992	United States Dollar 3,241,631	37,125
6/01/09	South Korean Won 444,000,000	United States Dollar 329,597	16,765
5/11/09	Thai Baht 54,380,000	United States Dollar 1,527,957	12,811

			$191,589

At April 30, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $664,622 and a payable of $80,337.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

06/09	8 Mexico Bolsa Index	Short	$(104,391)	$(127,968)	$(23,577)
06/09	4 U.S. 10 year Treasury Note	Short	(493,814)	(483,750)	10,064

					$(13,513)

Description of the underlying instruments to Futures Contracts:

•	Mexico Bolsa Index: Mexico Bolsa Index is a capitalization weighted index of the leading stocks traded on the Mexican Stock Exchange.

Interest Rate Swaps

		Portfolio
	Notional	Pays/
	Amount	Receives	Floating	Annual		Net
	(000’s	Floating	Rate	Fixed	Termination	Unrealized
Counterparty	omitted)	Rate	Index	Rate	Date	Appreciation

JPMorgan Chase, N.A.	BRL 1,272	Pay	3-month LIBOR	12.83%	12/30/11	$30,577

Citigroup Global Markets	MXN 50,000	Pay	Mexican Interbank Deposit Rate	9.08	8/6/13	300,385

JPMorgan Chase, N.A.	ZAR 36,500	Pay	3-month LIBOR	9.05	10/12/15	121,520

						$452,482

BRL - Brazilian Real
MXN - Mexican Peso
ZAR - South African Rand

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate				Net
	(Currency	(Currency		Fixed	Termination	Unrealized
Counterparty	Received)	Delivered)	Floating Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 169,736	USD 105,035	3-month USD-LIBOR-BBA	11.95%	2/15/12	$(5,559)

Citigroup Global Markets	TRY 339,968	USD 205,047	3-month USD-LIBOR-BBA	12.10	2/15/12	(16,999)

Citigroup Global Markets	TRY 500,316	USD 297,807	3-month USD-LIBOR-BBA	12.46	8/14/13	(34,832)

Credit Suisse	TRY 258,962	USD 149,603	3-month USD-LIBOR-BBA	12.45	2/15/12	(19,951)

						$(77,341)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be re-exchanged for the notional amount of the currency delivered.

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$300	5.25%	11/20/09	1.38%	$14,609

Iceland	Barclays Bank PLC	200	1.88	3/20/18	7.62	(59,516)

Iceland	JPMorgan Chase Bank	300	1.70	3/20/18	7.62	(92,157)

Iceland	JPMorgan Chase Bank	500	1.75	3/20/18	7.62	(152,260)

Iceland	JPMorgan Chase Bank	100	1.90	3/20/18	7.62	(29,651)

Iceland	JPMorgan Chase Bank	200	2.10	3/20/23	7.05	(63,711)

Iceland	JPMorgan Chase Bank	200	2.45	3/20/23	7.05	(59,094)

Kazakhstan	Barclays Bank PLC	300	9.75	11/20/09	5.94	24,235

Kazakhstan	Citigroup Global Markets	300	8.00	10/20/09	5.94	5,734

Peru	Citigroup Global Markets	300	2.00	9/20/11	2.26	(1,119)

Peru	Citigroup Global Markets	100	2.90	10/20/13	2.73	775

						$(412,155)

23

Emerging Markets Local Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$300	0.44%	12/20/13	$10,040

Austria	Barclays Bank PLC	200	1.42	3/20/14	(1,960)

Kazakhstan	Barclays Bank PLC	300	2.43	9/20/13	42,897

Malaysia	Barclays Bank PLC	300	2.40	3/20/14	(10,362)

Malaysia	Citigroup Global Markets	300	2.45	3/20/14	(11,045)

Turkey	Barclays Bank PLC	1,190	2.12	1/20/13	24,984

					$54,554

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $2,800,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

Total Return Swaps

					Net
	Notional	Expiration			Unrealized
Counterparty	Amount	Date	Portfolio Pays	Portfolio Receives	Depreciation

JPMorgan Chase Bank	$134,499	7/23/09	1-month USD- LIBOR-BBA+50bp	Total Return on JPMorgan Abu Dhabi Index	$(10,211)

					$(10,211)

Written call options activity for the six months ended April 30, 2009 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of period	—	$—
Options written	JPY 170,000	21,790

Outstanding, end of period	JPY 170,000	$21,790

JPY – Japanese Yen

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

24

Emerging Markets Local Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$3,382,443	$(13,513)
Level 2	Other Significant Observable Inputs	66,430,257	102,090
Level 3	Significant Unobservable Inputs	295,632	—

Total		$70,108,332	$88,577

*	Other financial instruments are forwards, futures and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument and written options.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$560,211
Realized gains (losses)	(31,336)
Change in net unrealized appreciation (depreciation)*	(52,162)
Net purchases (sales)	(181,081)
Accrued discount (premium)	—
Net transfers to (from) Level 3	—

Balance as of April 30, 2009	$295,632

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009*	$(61,252)

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

25

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the terms of the investment advisory agreement for Emerging Markets Local Income Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM and the Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund, including recent changes to such personnel. The Board specifically noted EVM’s and BMR’s expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management. The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

27

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

28

Eaton Vance Emerging Markets Local Income Fund

OFFICERS AND TRUSTEES

Eaton Vance Emerging Markets Local Income Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

29

Eaton Vance Emerging Markets Local Income Fund

OFFICERS AND TRUSTEES CONT’D

Emerging Markets Local Income Portfolio

Officers
Mark S. Venezia
President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Christine M. Johnston
Vice President

Susan Schiff
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of
Emerging Markets Local Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Emerging Markets Local Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3040-6/09	EMISRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Semiannual Report April 30, 2009

EATON VANCE LARGE-CAP CORE RESEARCH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Charles B. Gaffney
Portfolio Manager
•	U.S. stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000.[1] Much of the momentum was spurred by the Obama administration’s efforts to help banks eliminate illiquid assets and revive credit. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.
•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.

•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.
Management Discussion
•	During the six months that ended April 30, 2009, the Fund successfully navigated through very volatile markets, outperforming both the S&P 500 Index and the average return of its Lipper peer group, the Large-Cap Core Funds Classification.[1] The Fund continued to benefit from its broad diversification and the stock-picking efforts of the Fund’s team of investment research analysts. The Fund’s solid relative returns during an evolving period in the equity markets was due primarily to strong stock selection in several major industries, as discussed below.

•	On balance, the Fund took a defensive posture during the six-month period. As a result, stock selection de-emphasized large positions in high-beta companies (those considered to have higher volatility than the market as a whole) and favored lower-beta, high-quality choices. Because the Fund’s weightings are essentially sector neutral, sector allocation did not meaningfully impact return comparisons. This is consistent with the Fund’s one-stock-at-a-time approach to constructing the portfolio of Fund holdings. Additionally, the Fund’s cash position provided a cushion in a volatile market.
Eaton Vance Large-Cap Core Research Fund
Total Return Performance 10/31/08 – 4/30/09

Class A2	-7.09%
Class I2	-6.99
S&P500 Index[1]	-8.52
Lipper Large-Cap Core Funds Average[1]	-7.14
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	This return does not include the 5.75% maximum sales charge for Class A shares. Class I shares are offered to certain investors at net asset value. If the sales charge was deducted, the return would be lower. Absent a contractual expense limitation by the adviser and the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation by the investment adviser and administrator, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009
INVESTMENT UPDATE
•	The Fund’s outperformance of the S&P 500 Index was a direct result of stock selection gains in financials, in industrials such as defense contractors and machinery manufacturers, and in high-quality technology names. In energy, a leading oil supplier enhanced relative returns. In technology, semiconductors and semiconductor equipment, multi-utilities, and oil and gas contributed positively to performance. In the consumer discretionary sector, select investments in media, specialty retail, auto components and household durables added to the Fund’s strength versus the S&P 500 Index.

•	Limiting the Fund’s performance were select holdings in the utilities, energy and health care sectors. In materials, stocks geared to copper, steel and bulk metals detracted from performance. Within technology, underweighting a few large-cap names negatively impacted results. Lastly, in consumer discretionary, the Fund’s performance was hindered by not owning stocks in the automobiles and internet and catalog retail industries.
Top Ten Holdings1
By net assets

Exxon Mobil Corp.	3.1%
Chevron Corp.	2.9
International Business Machines Corp.	2.4
Hewlett-Packard Co.	2.3
Wells Fargo & Co.	2.2
AT&T, Inc.	2.2
Microsoft Corp.	2.1
Procter & Gamble Co.	2.0
Apple, Inc.	2.0
JPMorgan Chase & Co.	1.9

[1]	Top Ten Holdings represented 23.1% of the Fund’s net assets as of 4/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 4/30/09. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class I
Share Class Symbol	EAERX	EIERX

Average Annual Total Returns (at net asset value)

Six Months	-7.09%	-6.99%
One Year	-31.76	N.A.
Five Years	0.66	N.A.
Life of Fund†	1.05	-26.70	††
SEC Average Annual Total Returns (including sales charge)

Six Months	-12.45%	-6.99%
One Year	-35.66	N.A.
Five Years	-0.53	N.A.
Life of Fund†	1.89	-26.70	††

†	Inception Dates: Class A: 11/1/01; Class I: 9/3/08

††	Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares. If the sales charge was deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 5.75% sales charge. Class I shares are not subject to a sales charge. Absent a contractual expense limitation by the adviser and the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class I

Gross Expense Ratio	2.79%	2.54%
Net Expense Ratio	1.25	1.00

[2]	Source: Prospectus dated 3/1/09. The net expense ratio reflects a contractual expense limitation that continues through 2/28/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation by the investment adviser and administrator, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Core Research Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$929.10	$5.98	**
Class I	$1,000.00	$930.10	$4.79	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.26	**
Class I	$1,000.00	$1,019.80	$5.01	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008.
**	Absent a contractual expense limitation by the adviser and administrator, the expenses would have been higher.

4

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 94.5%

Security	Shares	Value

Aerospace & Defense — 5.0%

Boeing Co. (The)	1,429	$57,231
General Dynamics Corp.	3,925	202,805
Lockheed Martin Corp.	2,624	206,063
Raytheon Co.	3,612	163,371
United Technologies Corp.	2,879	140,610

		$770,080

Auto Components — 0.5%

Johnson Controls, Inc.	3,984	$75,736

		$75,736

Beverages — 2.9%

Coca-Cola Co. (The)	3,928	$169,100
PepsiCo, Inc.	5,685	282,886

		$451,986

Biotechnology — 2.5%

Amgen, Inc.(1)	2,174	$105,374
Biogen Idec, Inc.(1)	1,947	94,118
Celgene Corp.(1)	1,917	81,894
Gilead Sciences, Inc.(1)	1,753	80,287
Vertex Pharmaceuticals, Inc.(1)	784	24,163

		$385,836

Capital Markets — 2.9%

Goldman Sachs Group, Inc.	1,209	$155,356
Invesco, Ltd.	3,651	53,743
Julius Baer Holding AG	400	13,172
Northern Trust Corp.	1,768	96,108
State Street Corp.	2,159	73,687
T. Rowe Price Group, Inc.	1,289	49,652

		$441,718

Chemicals — 1.5%

Air Products and Chemicals, Inc.	2,410	$158,819
Monsanto Co.	856	72,666

		$231,485

Commercial Banks — 3.3%

PNC Financial Services Group, Inc.	4,341	$172,338
Wells Fargo & Co.	16,832	336,808

		$509,146

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	3,092	$82,464

		$82,464

Communications Equipment — 1.7%

QUALCOMM, Inc.	6,109	$258,533

		$258,533

Computers & Peripherals — 6.7%

Apple, Inc.(1)	2,458	$309,290
Hewlett-Packard Co.	9,987	359,332
International Business Machines Corp.	3,554	366,809

		$1,035,431

Construction & Engineering — 0.3%

Fluor Corp.	1,251	$47,375

		$47,375

Consumer Finance — 0.7%

Capital One Financial Corp.	3,085	$51,643
Discover Financial Services	6,806	55,333

		$106,976

Diversified Financial Services — 2.4%

Bank of America Corp.	7,834	$69,958
JPMorgan Chase & Co.	8,999	296,967

		$366,925

Diversified Telecommunication Services — 3.2%

AT&T, Inc.	13,144	$336,749
Verizon Communications, Inc.	5,400	163,836

		$500,585

See notes to financial statements

5

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Electric Utilities — 2.0%

American Electric Power Co., Inc.	4,075	$107,499
E.ON AG	1,337	45,053
FirstEnergy Corp.	4,045	165,440

		$317,992

Electrical Equipment — 0.9%

Emerson Electric Co.	4,166	$141,811

		$141,811

Energy Equipment & Services — 0.8%

Diamond Offshore Drilling, Inc.	1,712	$123,966

		$123,966

Food & Staples Retailing — 2.8%

CVS Caremark Corp.	3,721	$118,253
Kroger Co. (The)	2,757	59,606
Safeway, Inc.	661	13,055
Wal-Mart Stores, Inc.	4,869	245,398

		$436,312

Food Products — 1.2%

Nestle SA ADR	5,836	$189,378

		$189,378

Health Care Equipment & Supplies — 3.0%

Baxter International, Inc.	1,861	$90,259
Becton, Dickinson and Co.	819	49,533
Boston Scientific Corp.(1)	10,440	87,800
Covidien, Ltd.	1,972	65,037
Medtronic, Inc.	2,956	94,592
St. Jude Medical, Inc.(1)	1,171	39,252
Zimmer Holdings, Inc.(1)	755	33,212

		$459,685

Health Care Providers & Services — 1.8%

Aetna, Inc.	2,317	$50,997
CIGNA Corp.	1,401	27,614
DaVita, Inc.(1)	768	35,612
Fresenius Medical Care AG & Co. KGaA ADR	1,287	49,562
UnitedHealth Group, Inc.	4,771	112,214

		$275,999

Hotels, Restaurants & Leisure — 1.5%

Marriott International, Inc./DE, Class A	3,035	$71,505
McDonald’s Corp.	3,052	162,641

		$234,146

Household Durables — 0.5%

Pulte Homes, Inc.	2,962	$34,093
Whirlpool Corp.	870	39,289

		$73,382

Household Products — 3.6%

Clorox Co. (The)	1,368	$76,676
Colgate-Palmolive Co.	2,766	163,194
Procter & Gamble Co.	6,370	314,933

		$554,803

Independent Power Producers & Energy Traders — 0.6%

NRG Energy, Inc.(1)	5,003	$89,954

		$89,954

Industrial Conglomerates — 1.2%

3M Co.	1,208	$69,581
General Electric Co.	9,159	115,861

		$185,442

Insurance — 1.4%

ACE, Ltd.	1,162	$53,824
MetLife, Inc.	5,352	159,222

		$213,046

Internet Software & Services — 1.5%

Akamai Technologies, Inc.(1)	876	$19,290
Google, Inc., Class A(1)	551	218,179

		$237,469

IT Services — 1.5%

Accenture, Ltd., Class A	1,795	$52,827
MasterCard, Inc., Class A	608	111,537
Western Union Co. (The)	4,441	74,387

		$238,751

See notes to financial statements

6

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Life Sciences Tools & Services — 0.3%

Thermo Fisher Scientific, Inc.(1)	1,494	$52,410

		$52,410

Machinery — 1.6%

Danaher Corp.	1,998	$116,763
Illinois Tool Works, Inc.	3,880	127,264

		$244,027

Media — 2.4%

Comcast Corp., Class A	7,533	$116,460
DIRECTV Group (The)(1)	862	21,318
Time Warner, Inc.	2,966	64,748
Time Warner Cable, Inc.	744	23,979
Vivendi SA	3,611	97,665
Walt Disney Co. (The)	2,339	51,224

		$375,394

Metals & Mining — 1.3%

BHP Billiton, Ltd. ADR	938	$45,155
Cliffs Natural Resources, Inc.	544	12,545
Freeport-McMoRan Copper & Gold, Inc.	1,129	48,152
Nucor Corp.	1,022	41,585
United States Steel Corp.	1,814	48,162

		$195,599

Multi-Utilities — 1.4%

CMS Energy Corp.	7,554	$90,799
Public Service Enterprise Group, Inc.	4,184	124,851

		$215,650

Multiline Retail — 0.4%

Target Corp.	1,509	$62,261

		$62,261

Oil, Gas & Consumable Fuels — 11.3%

Anadarko Petroleum Corp.	1,790	$77,077
Chevron Corp.	6,810	450,141
Devon Energy Corp.	794	41,169
Exxon Mobil Corp.	7,305	487,024
Hess Corp.	4,456	244,144
Occidental Petroleum Corp.	1,790	100,759
Total SA ADR	4,754	236,369
XTO Energy, Inc.	3,016	104,535

		$1,741,218

Pharmaceuticals — 5.7%

Abbott Laboratories	3,862	$161,625
Bristol-Myers Squibb Co.	4,624	88,781
Johnson & Johnson	1,466	76,760
Merck & Co., Inc.	4,564	110,631
Pfizer, Inc.	11,120	148,563
Schering-Plough Corp.	2,955	68,024
Shire PLC ADR	1,231	45,879
Teva Pharmaceutical Industries, Ltd. ADR	1,076	47,226
Wyeth	3,153	133,687

		$881,176

Professional Services — 0.5%

Equifax, Inc.	2,737	$79,811

		$79,811

Real Estate Investment Trusts (REITs) — 0.9%

AvalonBay Communities, Inc.	1,360	$77,262
Boston Properties, Inc.	1,386	68,496

		$145,758

Semiconductors & Semiconductor Equipment — 2.9%

ASML Holding NV	5,545	$117,277
Broadcom Corp., Class A(1)	6,531	151,454
NVIDIA Corp.(1)	7,970	91,496
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,839	93,428

		$453,655

Software — 3.9%

McAfee, Inc.(1)	2,988	$112,169
Microsoft Corp.	15,916	322,458
Oracle Corp.(1)	8,414	162,727

		$597,354

Specialty Retail — 2.7%

Abercrombie & Fitch Co., Class A	1,767	$47,815
Best Buy Co., Inc.	1,834	70,389
Gap, Inc. (The)	3,573	55,524

See notes to financial statements

7

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Specialty Retail (continued)

Home Depot, Inc.	4,489	$118,151
Staples, Inc.	3,107	64,066
TJX Companies., Inc. (The)	2,094	58,569

		$414,514

Textiles, Apparel & Luxury Goods — 0.2%

Nike, Inc., Class B	561	$29,436

		$29,436

Tobacco — 0.3%

Philip Morris International, Inc.	1,402	$50,752

		$50,752

Wireless Telecommunication Services — 0.3%

Rogers Communications, Inc., Class B	1,747	$42,941

		$42,941

Total Common Stocks
(identified cost $15,997,541)		$14,618,368

Short-Term Investments — 5.5%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(2)	$854	$854,211

Total Short-Term Investments
(identified cost $854,211)		$854,211

Total Investments
(identified cost $16,851,752)		$15,472,579

Other Assets, Less Liabilities — 0.0%		$(7,073)

Net Assets — 100.0%		$15,465,506

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

8

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $15,997,541)	$14,618,368
Affiliated investment, at value (identified cost, $854,211)	854,211
Cash	80,941
Receivable for investments sold	29,770
Receivable for Fund shares sold	76,691
Receivable from the investment adviser	3,994
Dividends receivable	32,067
Interest receivable from affiliated investment	66
Tax reclaims receivable	1,035

Total assets	$15,697,143

Liabilities

Payable for investments purchased	$184,563
Payable for Fund shares redeemed	25,000
Payable to affiliates:
Distribution and service fees	2,071
Trustees’ fees	83
Accrued expenses	19,920

Total liabilities	$231,637

Net Assets	$15,465,506

Sources of Net Assets

Paid-in capital	$18,139,615
Accumulated net realized loss	(1,361,237)
Accumulated undistributed net investment income	66,301
Net unrealized depreciation	(1,379,173)

Total	$15,465,506

Class A Shares

Net Assets	$13,674,579
Shares Outstanding	1,439,002
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.50
Maximum Offering Price Per Share
(100 ÷ 94.25 of $9.50)	$10.08

Class I Shares

Net Assets	$1,790,927
Shares Outstanding	188,532
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.50

On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $1,638)	$155,906
Interest income allocated from affiliated investment	4,170
Expenses allocated from affiliated investment	(2,142)

Total investment income	$157,934

Expenses

Investment adviser fee	$37,104
Administration fee	8,899
Trustees’ fees and expenses	522
Distribution and service fees
Class A	13,616
Custodian fee	28,906
Transfer and dividend disbursing agent fees	11,655
Legal and accounting services	16,638
Registration fees	17,835
Printing and postage	4,395
Miscellaneous	5,270

Total expenses	$144,840

Deduct —
Waiver and reimbursement of expenses by the investment adviser and the administrator	$73,960

Total expense reductions	$73,960

Net expenses	$70,880

Net investment income	$87,054

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(1,065,074)
Foreign currency transactions	254

Net realized loss	$(1,064,820)

Change in unrealized appreciation (depreciation) —
Investments	$354,758
Foreign currency	101

Net change in unrealized appreciation (depreciation)	$354,859

Net realized and unrealized loss	$(709,961)

Net decrease in net assets from operations	$(622,907)

See notes to financial statements

9

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$87,054	$51,829
Net realized loss from investment and foreign currency transactions	(1,064,820)	(289,400)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	354,859	(2,824,293)

Net decrease in net assets from operations	$(622,907)	$(3,061,864)

Distributions to shareholders —
From net investment income
Class A	$(56,960)	$(22,284)
Class I	(10,814)	—
From net realized gain
Class A	—	(169,159)

Total distributions to shareholders	$(67,774)	$(191,443)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,948,326	$6,916,681
Class I	649,351	1,676,440
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	49,614	187,316
Class I	9,159	—
Cost of shares redeemed
Class A	(2,213,394)	(1,910,825)
Class I	(119,146)	(25,400)

Net increase in net assets from Fund share transactions	$6,323,910	$6,844,212

Net increase in net assets	$5,633,229	$3,590,905

Net Assets

At beginning of period	$9,832,277	$6,241,372

At end of period	$15,465,506	$9,832,277

Accumulated undistributed net investment income included in net assets

At end of period	$66,301	$47,021

See notes to financial statements

10

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$10.290		$15.440	$13.370	$12.150	$10.810	$9.860

Income (loss) from operations

Net investment income(1)	$0.065		$0.092	$0.066	$0.064	$0.041	$0.007
Net realized and unrealized gain (loss)	(0.795)		(4.784)	2.537	1.771	1.334	0.952

Total income (loss) from operations	$(0.730)		$(4.692)	$2.603	$1.835	$1.375	$0.959

Less distributions

From net investment income	$(0.060)		$(0.053)	$(0.052)	$(0.021)	$(0.035)	$(0.009)
From net realized gain	—		(0.405)	(0.481)	(0.594)	—	—

Total distributions	$(0.060)		$(0.458)	$(0.533)	$(0.615)	$(0.035)	$(0.009)

Net asset value — End of period	$9.500		$10.290	$15.440	$13.370	$12.150	$10.810

Total Return(2)	(7.09	)%(6)	(31.29)%	20.12%	15.59%	12.74%	9.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,675		$8,487	$6,241	$3,075	$1,730	$1,296
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.25	%(5)	1.25%	1.25%	1.25%	1.25%	1.40%
Net investment income	1.43	%(5)	0.70%	0.47%	0.51%	0.35%	0.07%
Portfolio Turnover of the Fund	30	%(6)	76%	63%	74%	93%	70%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser waived its adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 1.23%, 1.54%, 2.10%, 3.74%, 5.70% and 4.27% of average daily net assets for the six months ended April 30, 2009 and the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent the waivers and allocations, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

11

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Period Ended
	April 30, 2009		October 31,
	(Unaudited)		2008(1)

Net asset value — Beginning of period	$10.300		$13.070

Income (loss) from operations

Net investment income(2)	$0.076		$0.018
Net realized and unrealized loss	(0.797)		(2.788)

Total loss from operations	$(0.721)		$(2.770)

Less distributions

From net investment income	$(0.079)		$—

Total distributions	$(0.079)		$—

Net asset value — End of period	$9.500		$10.300

Total Return(3)(7)	(6.99)%		(21.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,791		$1,345
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.00%		1.00%
Net investment income(5)	1.67%		1.03%
Portfolio Turnover	30	%(7)	76	%(6)

(1)	For the period from the start of business, September 3, 2008, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(4)	The investment adviser waived its adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 1.23% and 1.54% of average daily net assets for the six months ended April 30, 2009 and the period ended October 31, 2008). Absent the waivers and allocations, total return would be lower.

(5)	Annualized.

(6)	For the Fund’s year ended October 31, 2008.

(7)	Not annualized.

See notes to financial statements

12

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Large-Cap Core Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been

13

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $209,136 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences

14

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended April 30, 2009, the Fund’s adviser fee totaled $39,167 of which $2,063 was allocated from Cash Management and $37,104 was paid or accrued directly by the Fund. For the six months ended April 30, 2009, the Fund’s adviser fee, including the portion allocated from Cash Management was 0.65% (annualized) of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $8,899. EVM has agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceed 1.25% and 1.00% of the average daily net assets of Class A and Class I, respectively, through February 28, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $73,960 for the six months ended April 30, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $232 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,418 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $13,616 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the six months ended April 30, 2009, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $9,444,364 and $3,373,411, respectively, for the six months ended April 30, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	852,615	553,150
Issued to shareholders electing to receive payments of distributions in Fund shares	5,278	12,657
Redemptions	(243,342)	(145,521)

Net increase	614,551	420,286

15

Eaton Vance Large-Cap Core Research Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	April 30, 2009	Period Ended
Class I	(Unaudited)	October 31, 2008(1)

Sales	70,346	133,258
Issued to shareholders electing to receive payments of distributions in Fund shares	976	—
Redemptions	(13,409)	(2,639)

Net increase	57,913	130,619

(1)	Class I commenced operations on September 3, 2008.

At April 30, 2009, EVM and an EVM retirement plan owned 3% and 13%, respectively, of the value of the outstanding shares of the Fund.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$16,939,033

Gross unrealized appreciation	$432,352
Gross unrealized depreciation	(1,898,806)

Net unrealized depreciation	$(1,466,454)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$15,472,579
Level 2	Other Significant Observable Inputs	—
Level 3	Significant Unobservable Inputs	—

Total		$15,472,579

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

16

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

17

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Large-Cap Core Research Fund (formerly, Eaton Vance Equity Research Fund) (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in foreign markets. Specifically, the Board considered the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

18

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees (including administrative fees) and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

19

Eaton Vance Large-Cap Core Research Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

20

Investment Adviser and Administrator of
Eaton Vance Large-Cap Core Research Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Large-Cap Core Research Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1325-6/09	ERSRC

Semiannual Report April30, 2009 EATON VANCE FLOATING-RATE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate Fund as of April 30, 2009
INVESTMENT UPDATE
Scott H. Page, CFA
Co-Portfolio Manager
Craig P. Russ
Co-Portfolio Manager
Economic and Market Conditions
•	During the six months ending April 30, 2009, credit markets experienced unprecedented volatility during the early part of the period but staged a turn-around in the latter four months. While there was little doubt that a recession would bring higher default rates, it was difficult to reconcile bank loan prices with market fundamentals during November and December of 2008. A range of data and criteria used to monitor creditworthi-ness suggested that overall credit quality appeared to be in line with previous downturns. Despite this, bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. In the final four months of the period, however, the market for bank loans began to recover, and cash was put to work in a sector with no active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold. We are encouraged by these developments and believe they should contribute to improving technicals in our market. Ironically, as performance has improved in 2009, defaults have increased — a trend we expect may continue.
Management Discussion
•	The Fund’s1 investment objective is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers. In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market.

•	The Fund’s investments included 438 borrowers as of April 30, 2009, with an average loan size of 0.21% of total investments, and no industry constituted more than 8.2% of total investments. Healthcare, cable and satellite television, and business equipment and services were among the top industry weightings. The Fund’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•	The Fund’s relative underperformance of its benchmark was primarily the result of a slight overweighting to the publishing industry, which underperformed the overall bank loan market; and its European loan exposure, which detracted from relative performance. On the positive side, the Fund’s overweight to the cable and satellite television and business equipment and services industries, both of which performed well, contributed positively to its relative performance.
Eaton Vance Floating-Rate Fund
Total Return Performance 10/31/08 – 4/30/09

Advisers Class[2]	4.64%
Class A2	4.73
Class B2	4.28
Class C2	4.42
Class I2	4.77
S&P/LSTA Leveraged Loan Index[3]	5.98
Please refer to page 3 for additional performance information.

[1]	The Fund currently invests in a separate registered investment company, Floating Rate Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. Advisers Class and Class I shares are offered to investors at net asset value.

[3]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Floating-Rate Fund as of April 30, 2009
INVESTMENT UPDATE
•	The Fund had a 9% exposure to European loans as of April 30, 2009. The Fund’s involvement in the European leveraged loan market represented further opportunity for diversification, and while this market was affected slightly more than the U.S. bank loan market by the recent credit market turmoil, we believe it offers attractive appreciation opportunity at current price levels.
Portfolio Composition
Top Ten Holdings1
By total investments

HCA, Inc.	1.2%
Georgia-Pacific Corp.	1.1
SunGard Data Systems, Inc.	1.0
UPC Broadband Holding B.V.	1.0
Charter Communications Operating, Inc.	1.0
Community Health Systems, Inc.	1.0
Aramark Corp.	1.0
Intelsat Corp.	1.0
Nielsen Finance, LLC	1.0
Univision Communications, Inc.	0.9

[1]	Reflects the Portfolio’s investments as of 4/30/09. Holdings are shown as a percentage of the Portfolio’s total investments.
Top Five Industries2
By total investments

Healthcare	8.2%
Cable and Satellite Television	7.2
Business Equipment and Services	6.8
Publishing	6.5
Leisure Goods/Activities/Movies	5.3

[2]	Reflects the Portfolio’s investments as of 4/30/09. Industries are shown as a percentage of the Portfolio’s total investments.
Credit Quality Ratings for
Total Loan Investments3
By total loan investments

Baa	1.4%
Ba	35.4
B	35.4
Caa	7.8
Defaulted	7.3
Non-Rated[4]	12.7

[3]	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Portfolio’s total loan investments as of 4/30/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[4]	Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Floating-Rate Fund as of April 30, 2009
FUND PERFORMANCE

	Advisers
Performance[1]	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EABLX	EVBLX	EBBLX	ECBLX	EIBLX

Average Annual Total Returns (at net asset value)
Six months	4.64%	4.73%	4.28%	4.42%	4.77%
One year	-15.43	-15.43	-16.06	-15.94	-15.22
Five years	-1.13	-1.14	-1.87	-1.86	-0.88
Life of Fund†	0.81	-0.13	0.06	0.08	1.08
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six months	4.64%	2.32	-0.72%	3.42%	4.77%
One year	-15.43	-17.32	-20.06	-16.74	-15.22
Five years	-1.13	-1.60	-2.18	-1.86	-0.88
Life of Fund†	0.81	-0.51	0.06	0.08	1.08

†	Inception Dates – Advisers Class: 2/7/01; Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01

[1]	Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Class I and Advisers Class shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Advisers Class, Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual	Advisers
Operating Expenses[2]	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.19%	1.19%	1.94%	1.94%	0.92%

[2]	From the Fund’s prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Floating-Rate Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Advisers Class	$1,000.00	$1,046.40	$5.94
Class A	$1,000.00	$1,047.30	$5.94
Class B	$1,000.00	$1,042.80	$9.72
Class C	$1,000.00	$1,044.20	$9.73
Class I	$1,000.00	$1,047.70	$4.67

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.00	$5.86
Class A	$1,000.00	$1,019.00	$5.86
Class B	$1,000.00	$1,015.30	$9.59
Class C	$1,000.00	$1,015.30	$9.59
Class I	$1,000.00	$1,020.20	$4.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% for Advisers Class shares, 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares and 0.92% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Floating Rate Portfolio, at value (identified cost, $2,983,379,429)	$2,199,376,409
Receivable for Fund shares sold	16,587,755

Total assets	$2,215,964,164

Liabilities

Payable for Fund shares redeemed	$4,927,355
Dividends payable	2,638,310
Payable to affiliate for distribution and service fees	650,819
Payable to affiliate for administration fee	254,366
Payable to affiliate for Trustees’ fees	42
Accrued expenses	317,030

Total liabilities	$8,787,922

Net Assets	$2,207,176,242

Sources of Net Assets

Paid-in capital	$3,322,957,799
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(330,875,584)
Accumulated distributions in excess of net investment income	(902,953)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(784,003,020)

Total	$2,207,176,242

Advisers Class Shares

Net Assets	$369,944,671
Shares Outstanding	51,942,570
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.12

Class A Shares

Net Assets	$697,555,911
Shares Outstanding	94,745,118
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.36
Maximum Offering Price Per Share
(100 ÷ 97.75 of $7.36)	$7.53

Class B Shares

Net Assets	$69,132,327
Shares Outstanding	9,721,109
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.11

Class C Shares

Net Assets	$492,984,101
Shares Outstanding	69,288,702
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.11

Class I Shares

Net Assets	$577,559,232
Shares Outstanding	81,094,950
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.12

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest allocated from Portfolio	$64,793,726
Dividends allocated from Portfolio	1,679
Expenses allocated from Portfolio	(5,833,784)

Net investment income from Portfolio	$58,961,621

Expenses

Administration fee	$1,362,504
Trustees’ fees and expenses	210
Distribution and service fees
Advisers Class	401,094
Class A	745,581
Class B	355,819
Class C	2,235,148
Transfer and dividend disbursing agent fees	873,042
Printing and postage	174,767
Registration fees	39,801
Custodian fee	26,931
Legal and accounting services	11,099
Miscellaneous	17,632

Total expenses	$6,243,628

Net investment income	$52,717,993

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(72,591,115)
Swap contracts	234,158
Foreign currency and forward foreign currency exchange contract transactions	1,136,792

Net realized loss	$(71,220,165)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$116,832,558
Foreign currency and forward foreign currency exchange contracts	(6,046,055)

Net change in unrealized appreciation (depreciation)	$110,786,503

Net realized and unrealized gain	$39,566,338

Net increase in net assets from operations	$92,284,331

See notes to financial statements

5

Eaton Vance Floating-Rate Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$52,717,993	$178,714,321
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(71,220,165)	(42,473,676)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, foreign currency and forward foreign currency exchange contracts	110,786,503	(820,613,306)

Net increase (decrease) in net assets from operations	$92,284,331	$(684,372,661)

Distributions to shareholders —
From net investment income
Advisers Class	$(9,176,934)	$(29,921,675)
Class A	(16,925,417)	(52,973,503)
Class B	(1,805,110)	(6,011,875)
Class C	(11,056,045)	(36,366,671)
Class I	(10,966,391)	(23,289,830)
Tax return of capital
Advisers Class	—	(5,496,201)
Class A	—	(9,730,503)
Class B	—	(1,104,299)
Class C	—	(6,680,058)
Class I	—	(4,278,022)

Total distributions to shareholders	$(49,929,897)	$(175,852,637)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$128,201,752	$218,816,359
Class A	181,367,966	245,044,544
Class B	1,387,272	7,328,296
Class C	61,327,697	86,165,024
Class I	351,399,415	348,500,453
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	6,062,964	26,376,746
Class A	12,438,871	45,278,140
Class B	1,178,436	4,597,147
Class C	7,342,400	28,334,958
Class I	5,549,298	15,299,337
Cost of shares redeemed
Advisers Class	(143,632,760)	(673,978,196)
Class A	(158,990,473)	(981,675,043)
Class B	(14,353,391)	(58,566,757)
Class C	(93,759,036)	(515,413,159)
Class I	(154,316,738)	(406,647,905)
Net asset value of shares exchanged
Class A	4,693,100	8,347,832
Class B	(4,693,100)	(8,347,832)
Redemption fees	460,110	211,287

Net increase (decrease) in net assets from Fund share transactions	$191,663,783	$(1,610,328,769)

Net increase (decrease) in net assets	$234,018,217	$(2,470,554,067)

	Six Months Ended
	April 30, 2009	Year Ended
Net Assets	(Unaudited)	October 31, 2008

At beginning of period	$1,973,158,025	$4,443,712,092

At end of period	$2,207,176,242	$1,973,158,025

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(902,953)	$(3,691,049)

See notes to financial statements

6

Eaton Vance Floating-Rate Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$7.000		$9.590	$9.840	$9.880	$9.880	$9.820

Income (loss) from operations

Net investment income(1)	$0.196		$0.545	$0.636	$0.589	$0.417	$0.274
Net realized and unrealized gain (loss)	0.108		(2.618)	(0.239)	(0.037)	(0.005)	0.058

Total income (loss) from operations	$0.304		$(2.073)	$0.397	$0.552	$0.412	$0.332

Less distributions

From net investment income	$(0.186)		$(0.435)	$(0.648)	$(0.592)	$(0.413)	$(0.272)
Tax return of capital	—		(0.083)	—	—	—	—

Total distributions	$(0.186)		$(0.518)	$(0.648)	$(0.592)	$(0.413)	$(0.272)

Redemption fees(1)	$0.002		$0.001	$0.001	$0.000 (2)	$0.001	$0.000 (2)

Net asset value — End of period	$7.120		$7.000	$9.590	$9.840	$9.880	$9.880

Total Return(3)	4.64	%(7)	(22.55)%	4.13%	5.74%	4.26%	3.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$369,945		$375,801	$972,840	$1,238,349	$1,021,526	$782,259
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.17	%(6)	1.19%	1.05%	1.01%	1.03%	1.05%
Net investment income	6.02	%(6)	6.11%	6.50%	5.97%	4.21%	2.78%
Portfolio Turnover of the Portfolio	12	%(7)	7%	61%	50%	57%	67%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

7

Eaton Vance Floating-Rate Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$7.240		$9.920	$10.180	$10.220	$10.210	$10.150

Income (loss) from operations

Net investment income(1)	$0.201		$0.560	$0.657	$0.608	$0.430	$0.282
Net realized and unrealized gain (loss)	0.109		(2.705)	(0.248)	(0.036)	0.006 (2)	0.060

Total income (loss) from operations	$0.310		$(2.145)	$0.409	$0.572	$0.436	$0.342

Less distributions

From net investment income	$(0.192)		$(0.450)	$(0.670)	$(0.612)	$(0.427)	$(0.282)
Tax return of capital	—		(0.086)	—	—	—	—

Total distributions	$(0.192)		$(0.536)	$(0.670)	$(0.612)	$(0.427)	$(0.282)

Redemption fees(1)	$0.002		$0.001	$0.001	$0.000 (3)	$0.001	$0.000 (3)

Net asset value — End of period	$7.360		$7.240	$9.920	$10.180	$10.220	$10.210

Total Return(4)	4.73	%(8)	(22.66)%	4.12%	5.75%	4.36%	3.40%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$697,556		$646,322	$1,619,235	$1,839,719	$1,521,460	$1,155,058
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.17	%(7)	1.19%	1.05%	1.01%	1.03%	1.05%
Net investment income	5.98	%(7)	6.08%	6.50%	5.96%	4.21%	2.76%
Portfolio Turnover of the Portfolio	12	%(8)	7%	61%	50%	57%	67%

(1)	Computed using average shares outstanding.

(2)	The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Floating-Rate Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$6.990		$9.590	$9.840	$9.870	$9.870	$9.810

Income (loss) from operations

Net investment income(1)	$0.174		$0.469	$0.563	$0.511	$0.336	$0.198
Net realized and unrealized gain (loss)	0.106		(2.616)	(0.240)	(0.023)	0.002 (2)	0.060

Total income (loss) from operations	$0.280		$(2.147)	$0.323	$0.488	$0.338	$0.258

Less distributions

From net investment income	$(0.162)		$(0.382)	$(0.574)	$(0.518)	$(0.339)	$(0.198)
Tax return of capital	—		(0.072)	—	—	—	—

Total distributions	$(0.162)		$(0.454)	$(0.574)	$(0.518)	$(0.339)	$(0.198)

Redemption fees(1)	$0.002		$0.001	$0.001	$0.000 (3)	$0.001	$0.000 (3)

Net asset value — End of period	$7.110		$6.990	$9.590	$9.840	$9.870	$9.870

Total Return(4)	4.28	%(8)	(23.22)%	3.35%	5.06%	3.48%	2.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$69,132		$85,386	$177,431	$230,454	$264,403	$298,187
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.92	%(7)	1.94%	1.80%	1.77%	1.78%	1.80%
Net investment income	5.34	%(7)	5.29%	5.76%	5.18%	3.40%	2.01%
Portfolio Turnover of the Portfolio	12	%(8)	7%	61%	50%	57%	67%

(1)	Computed using average shares outstanding.

(2)	The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Floating-Rate Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Net asset value — Beginning of period	$6.990		$9.590	$9.840	$9.870	$9.870		$9.810

Income (loss) from operations

Net investment income(1)	$0.172		$0.472	$0.562	$0.512	$0.338		$0.198
Net realized and unrealized gain (loss)	0.108		(2.619)	(0.239)	(0.024)	(0.000	)(2)	0.060

Total income (loss) from operations	$0.280		$(2.147)	$0.323	$0.488	$0.338		$0.258

Less distributions

From net investment income	$(0.162)		$(0.382)	$(0.574)	$(0.518)	$(0.339)		$(0.198)
Tax return of capital	—		(0.072)	—	—	—		—

Total distributions	$(0.162)		$(0.454)	$(0.574)	$(0.518)	$(0.339)		$(0.198)

Redemption fees(1)	$0.002		$0.001	$0.001	$0.000 (3)	$0.001		$0.000 (3)

Net asset value — End of period	$7.110		$6.990	$9.590	$9.840	$9.870		$9.870

Total Return(4)	4.42	%(8)	(23.22)%	3.35%	5.06%	3.48%		2.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$492,984		$512,400	$1,142,139	$1,170,248	$1,220,713		$1,227,737
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.92	%(7)	1.94%	1.80%	1.76%	1.78%		1.80%
Net investment income	5.27	%(7)	5.31%	5.75%	5.19%	3.42%		2.01%
Portfolio Turnover of the Portfolio	12	%(8)	7%	61%	50%	57%		67%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $(0.0005) per share.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

10

Eaton Vance Floating-Rate Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$7.000		$9.590	$9.840	$9.880	$9.880	$9.820

Income (loss) from operations

Net investment income(1)	$0.198		$0.550	$0.658	$0.614	$0.440	$0.299
Net realized and unrealized gain (loss)	0.114		(2.601)	(0.237)	(0.037)	(0.003)	0.058

Total income (loss) from operations	$0.312		$(2.051)	$0.421	$0.577	$0.437	$0.357

Less distributions

From net investment income	$(0.194)		$(0.456)	$(0.672)	$(0.617)	$(0.438)	$(0.297)
Tax return of capital	—		(0.084)	—	—	—	—

Total distributions	$(0.194)		$(0.540)	$(0.672)	$(0.617)	$(0.438)	$(0.297)

Redemption fees(1)	$0.002		$0.001	$0.001	$0.000 (2)	$0.001	$0.000 (2)

Net asset value — End of period	$7.120		$7.000	$9.590	$9.840	$9.880	$9.880

Total Return(3)	4.77	%(7)	(22.36)%	4.39%	6.00%	4.52%	3.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$577,559		$353,249	$532,067	$485,274	$371,698	$270,774
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.92	%(6)	0.92%	0.80%	0.76%	0.78%	0.80%
Net investment income	6.05	%(6)	6.22%	6.73%	6.22%	4.45%	3.03%
Portfolio Turnover of the Portfolio	12	%(7)	7%	61%	50%	57%	67%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

11

Eaton Vance Floating-Rate Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (63.9% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $259,623,229 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($8,217,006), October 31, 2011 ($8,406,344), October 31, 2012 ($4,215,434), October 31, 2013 ($7,255,003), October 31, 2014 ($1,123,368), October 31, 2015 ($24,641,774) and October 31, 2016 ($205,764,300).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with

12

Eaton Vance Floating-Rate Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fee — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $1,362,504. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $48,694 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $31,141 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers Plan and the Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $401,094 for Advisers Class shares and $745,581 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent

13

Eaton Vance Floating-Rate Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $266,864 and $1,676,361 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $10,147,000 and $164,028,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $88,955 and $558,787 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $11,000, $116,000 and $49,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $713,298,094 and $600,016,480, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Advisers Class	(Unaudited)	October 31, 2008

Sales	19,469,146	25,031,349
Issued to shareholders electing to receive payments of distributions in Fund shares	928,198	2,990,674
Redemptions	(22,147,011)	(75,723,481)

Net decrease	(1,749,667)	(47,701,458)

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	26,647,327	26,587,171
Issued to shareholders electing to receive payments of distributions in Fund shares	1,841,470	4,977,937
Redemptions	(23,745,657)	(106,370,562)
Exchange from Class B shares	672,893	899,904

Net increase (decrease)	5,416,033	(73,905,550)

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	212,746	814,509
Issued to shareholders electing to receive payments of distributions in Fund shares	181,409	524,266
Redemptions	(2,191,701)	(6,703,368)
Exchange to Class A shares	(696,104)	(929,486)

Net decrease	(2,493,650)	(6,294,079)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	9,300,212	9,620,150
Issued to shareholders electing to receive payments of distributions in Fund shares	1,127,489	3,227,152
Redemptions	(14,428,670)	(58,681,438)

Net decrease	(4,000,969)	(45,834,136)

14

Eaton Vance Floating-Rate Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	April 30, 2009	Year Ended
Class I	(Unaudited)	October 31, 2008

Sales	53,550,362	39,320,396
Issued to shareholders electing to receive payments of distributions in Fund shares	846,367	1,744,790
Redemptions	(23,774,816)	(46,050,148)

Net increase (decrease)	30,621,913	(4,984,962)

For the six months ended April 30, 2009 and the year ended October 31, 2008, the Fund received $460,110 and $211,287, respectively, in redemption fees.

15

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 93.7%(1)

Principal
Amount*		Borrower/Tranche Description	Value

Aerospace and Defense — 1.9%

AWAS Capital, Inc.
	6,238,412	Term Loan, 3.00%, Maturing March 22, 2013	$4,429,273
CACI International, Inc.
	4,995,482	Term Loan, 2.22%, Maturing May 3, 2011	4,814,396
DAE Aviation Holdings, Inc.
	574,468	Term Loan, 4.39%, Maturing July 31, 2014	338,936
	564,875	Term Loan, 4.79%, Maturing July 31, 2014	333,276
Evergreen International Aviation
	6,510,665	Term Loan, 9.00%, Maturing October 31, 2011	3,426,238
Hawker Beechcraft Acquisition
	19,053,597	Term Loan, 3.22%, Maturing March 26, 2014	9,971,376
	1,237,644	Term Loan, 3.22%, Maturing March 26, 2014	647,700
Hexcel Corp.
	6,112,803	Term Loan, 3.34%, Maturing March 1, 2012	5,623,779
IAP Worldwide Services, Inc.
	3,310,855	Term Loan, 8.25%, Maturing December 30, 2012(2)	1,903,742
PGS Solutions, Inc.
	1,919,717	Term Loan, 3.50%, Maturing February 14, 2013	1,622,161
Spirit AeroSystems, Inc.
	3,767,761	Term Loan, 2.89%, Maturing December 31, 2011	3,466,340
TransDigm, Inc.
	9,650,000	Term Loan, 3.23%, Maturing June 23, 2013	8,886,038
Vought Aircraft Industries, Inc.
	10,000,000	Revolving Loan, 2.70%, Maturing December 22, 2009	7,125,000
	6,212,769	Term Loan, 2.93%, Maturing December 17, 2011	4,915,854
	2,666,667	Term Loan, 3.01%, Maturing December 17, 2011	1,933,333
	1,985,900	Term Loan, 7.50%, Maturing December 22, 2011	1,671,467
Wesco Aircraft Hardware Corp.
	4,132,319	Term Loan, 2.68%, Maturing September 29, 2013(3)	3,429,825

			$64,538,734

Air Transport — 1.0%

Delta Air Lines, Inc.

	9,928,000	Term loan, 4.51%, Maturing April 30, 2012	$6,731,184
	5,444,584	Term Loan — Second Lien, 3.74%, Maturing April 30, 2014	2,815,302
Northwest Airlines, Inc.
	25,758,158	DIP Loan, 2.46%, Maturing August 21, 2009	23,874,593

			$33,421,079

Automotive — 3.4%

Accuride Corp.
	11,097,001	Term Loan, 8.00%, Maturing January 31, 2012	$6,789,978
Adesa, Inc.
	21,183,104	Term Loan, 3.10%, Maturing October 18, 2013	17,772,624
Allison Transmission, Inc.
	6,702,044	Term Loan, 3.22%, Maturing September 30, 2014	4,838,500
Chrysler Financial
	4,465,995	Term Loan, 4.45%, Maturing August 1, 2014	3,317,596
CSA Acquisition Corp.
	1,906,967	Term Loan, 3.75%, Maturing December 23, 2011	629,299
	2,581,474	Term Loan, 3.75%, Maturing December 23, 2011	851,886
	2,310,750	Term Loan, 3.75%, Maturing December 23, 2012	762,548
Dayco Products, LLC
	8,179,702	Term Loan, 0.00%, Maturing June 21, 2011(4)	1,251,494
Federal-Mogul Corp.
	9,952,201	Term Loan, 2.43%, Maturing December 27, 2014	5,689,345
	7,874,811	Term Loan, 2.39%, Maturing December 27, 2015	4,501,769
Financiere Truck (Investissement)
EUR	1,110,579	Term Loan, 3.78%, Maturing February 15, 2012	653,886
Ford Motor Co.
	10,000,000	Revolving Loan, 3.31%, Maturing December 15, 2013(5)	5,092,500
	6,998,666	Term Loan, 3.69%, Maturing December 15, 2013	4,433,018
Fraikin, Ltd.
GBP	1,392,962	Term Loan, 3.21%, Maturing February 15, 2012(5)	906,698
GBP	1,612,016	Term Loan, 3.78%, Maturing February 15, 2012(5)	1,049,284
General Motors Corp.
	4,500,000	Term Loan, Maturing July 20, 2011(3)	2,466,563
	10,303,938	Term Loan, 8.00%, Maturing November 29, 2013	6,774,839
Goodyear Tire & Rubber Co.
	24,755,707	Term Loan — Second Lien, 2.19%, Maturing April 30, 2010	20,799,225
HLI Operating Co., Inc.
EUR	425,455	Term Loan, 9.50%, Maturing May 30, 2014	222,353
EUR	7,245,491	Term Loan, 9.50%, Maturing May 30, 2014	3,786,671
Keystone Automotive Operations, Inc.
	6,876,458	Term Loan, 4.33%, Maturing January 12, 2012	2,870,921
Locafroid Services S.A.S.
EUR	1,666,405	Term Loan, 3.78%, Maturing February 15, 2012(5)	981,145
Tenneco Automotive, Inc.
	5,050,000	Term Loan, 5.50%, Maturing March 17, 2014	2,840,625
TriMas Corp.
	893,750	Term Loan, 2.75%, Maturing August 2, 2011	766,391
	8,001,094	Term Loan, 3.09%, Maturing August 2, 2013	6,860,938
TRW Automotive, Inc.
	8,104,714	Term Loan, 2.00%, Maturing February 2, 2014	5,443,669

See notes to financial statements

16

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Automotive (continued)

United Components, Inc.
	7,501,299	Term Loan, 3.50%, Maturing June 30, 2010	$5,663,481

			$118,017,246

Beverage and Tobacco — 0.2%

Culligan International Co.
	12,335,818	Term Loan, 3.00%, Maturing November 24, 2014	$6,414,625
Van Houtte, Inc.
	855,911	Term Loan, 3.72%, Maturing July 11, 2014	697,567
	116,715	Term Loan, 3.72%, Maturing July 11, 2014	95,123

			$7,207,315

Brokers, Dealers and Investment Houses — 0.3%

AmeriTrade Holding Corp.
	9,445,522	Term Loan, 1.95%, Maturing December 31, 2012	$8,961,439

			$8,961,439

Building and Development — 3.5%

401 North Wabash Venture, LLC
	5,488,425	Term Loan, 9.57%, Maturing November 7, 2009(5)	$4,116,319
AIMCO Properties, L.P.
	9,378,906	Term Loan, 1.96%, Maturing March 23, 2011	8,253,438
Beacon Sales Acquisition, Inc.
	4,359,478	Term Loan, 3.13%, Maturing September 30, 2013	3,563,874
Brickman Group Holdings, Inc.
	5,830,004	Term Loan, 2.43%, Maturing January 23, 2014	5,093,966
Building Materials Corp. of America
	3,581,803	Term Loan, 3.25%, Maturing February 22, 2014	2,699,784
Capital Automotive (REIT)
	4,788,753	Term Loan, 2.26%, Maturing December 16, 2010	3,148,605
Contech Construction Products
	1,821,954	Term Loan, 2.47%, Maturing January 13, 2013	938,876
Epco/Fantome, LLC
	9,460,000	Term Loan, 3.06%, Maturing November 23, 2010	7,236,900
Financiere Daunou S.A.
	1,664,521	Term Loan, 3.94%, Maturing May 31, 2015	542,010
EUR	1,067,260	Term Loan, 5.16%, Maturing May 31, 2015	478,935
EUR	2,613,290	Term Loan, 5.16%, Maturing May 31, 2015	1,172,719
	2,452,266	Term Loan, 4.19%, Maturing February 28, 2016	798,519
EUR	1,246,799	Term Loan, 5.41%, Maturing February 28, 2016	559,503
EUR	2,423,776	Term Loan, 5.41%, Maturing February 28, 2016	1,087,674
Forestar USA Real Estate Group, Inc.
	10,622,652	Revolving Loan, 4.38%, Maturing December 1, 2010(5)	8,763,688
	5,625,000	Term Loan, 4.44%, Maturing December 1, 2010	4,640,625
Hearthstone Housing Partners II, LLC
	9,780,000	Revolving Loan, 3.26%, Maturing December 1, 2009(5)	4,880,220
Hovstone Holdings, LLC
	4,260,000	Term Loan, 5.50%, Maturing July 1, 2009(6)	1,713,798
LNR Property Corp.
	9,154,000	Term Loan, 4.00%, Maturing July 3, 2011	4,888,236
Mueller Water Products, Inc.
	8,811,589	Term Loan, 2.66%, Maturing May 24, 2014	7,445,792
NCI Building Systems, Inc.
	5,975,136	Term Loan, 1.95%, Maturing June 18, 2010	4,809,985
November 2005 Land Investors
	609,682	Term Loan, 6.43%, Maturing May 9, 2011(2)	304,841
Panolam Industries Holdings, Inc.
	2,925,967	Term Loan, 5.00%, Maturing September 30, 2012	1,682,431
Realogy Corp.
	2,831,666	Term Loan, 4.18%, Maturing September 1, 2014	1,845,640
	10,518,058	Term Loan, 4.18%, Maturing September 1, 2014	6,855,523
Shea Capital I, LLC
	6,915	Term Loan, 4.50%, Maturing October 27, 2011	4,668
South Edge, LLC
	8,794,643	Term Loan, 0.00%, Maturing October 31, 2009(4)	1,597,696
Standard Pacific Corp.
	4,680,000	Term Loan, 3.00%, Maturing May 5, 2013	2,402,398
TRU 2005 RE Holding Co.
	19,564,804	Term Loan, 3.51%, Maturing December 9, 2009	12,374,739
United Subcontractors, Inc.
	6,019,996	Term Loan — Second Lien, 11.69%, Maturing June 27, 2013(2)(6)	397,320
WCI Communities, Inc.
	18,240,601	Term Loan, 5.75%, Maturing December 23, 2010	8,139,868
Wintergames Acquisition ULC
	12,912,849	Term Loan, 7.93%, Maturing October 22, 2013	8,716,173

			$121,154,763

Business Equipment and Services — 7.0%

ACCO Brands Corp.
	5,207,841	Term Loan, 7.75%, Maturing August 17, 2012	$3,306,979
Activant Solutions, Inc.
	6,650,810	Term Loan, 2.94%, Maturing May 1, 2013	4,566,892
Acxiom Corp.
	9,641,555	Term Loan, 2.60%, Maturing September 15, 2012	8,966,646
Affiliated Computer Services
	5,901,750	Term Loan, 2.44%, Maturing March 20, 2013	5,578,794
	10,088,712	Term Loan, 2.46%, Maturing March 20, 2013	9,536,637

See notes to financial statements

17

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Affinion Group, Inc.
	10,848,480	Term Loan, 3.73%, Maturing October 17, 2012	$9,546,663
Education Management, LLC
	11,361,536	Term Loan, 3.00%, Maturing June 1, 2013	10,237,550
Info USA, Inc.
	889,713	Term Loan, 3.22%, Maturing February 14, 2012	718,443
	1,959,815	Term Loan, 3.22%, Maturing February 14, 2012	1,582,550
Information Resources, Inc.
	4,445,690	Term Loan, 3.00%, Maturing May 7, 2014	3,701,037
Intergraph Corp.
	3,349,524	Term Loan, 3.26%, Maturing May 29, 2014	3,064,814
iPayment, Inc.
	12,366,293	Term Loan, 2.89%, Maturing May 10, 2013	8,409,080
Kronos, Inc.
	8,517,947	Term Loan, 3.47%, Maturing June 11, 2014	6,345,871
Language Line, Inc.
	6,435,271	Term Loan, 4.47%, Maturing June 11, 2011	5,663,039
Mitchell International, Inc.
	2,000,000	Term Loan, 3.25%, Maturing March 28, 2014	1,560,000
N.E.W. Holdings I, LLC
	9,166,556	Term Loan, 3.47%, Maturing May 22, 2014	6,393,672
Protection One, Inc.
	10,628,919	Term Loan, 2.68%, Maturing March 31, 2012	8,379,128
Quintiles Transnational Corp.
	10,056,346	Term Loan, 2.92%, Maturing March 31, 2013	9,201,557
Sabre, Inc.
	30,769,734	Term Loan, 3.07%, Maturing September 30, 2014	17,131,049
Safenet, Inc.
	3,930,000	Term Loan, 2.96%, Maturing April 12, 2014	2,809,950
Serena Software, Inc.
	5,060,636	Term Loan, 2.92%, Maturing March 10, 2013	3,624,680
Sitel (Client Logic)
	5,865,854	Term Loan, 6.42%, Maturing January 29, 2014	3,666,159
EUR	941,032	Term Loan, 6.47%, Maturing January 29, 2014	747,048
Solera Holdings, LLC
EUR	2,984,394	Term Loan, 3.44%, Maturing May 15, 2014	3,435,327
Solera Nederland Holdings
	3,774,691	Term Loan, 3.13%, Maturing May 15, 2014	3,331,165
SunGard Data Systems, Inc.
	37,268,438	Term Loan, 2.67%, Maturing February 11, 2013	33,639,946
	3,457,625	Term Loan, 6.75%, Maturing February 28, 2014	3,409,464
TDS Investor Corp.
	10,807,500	Term Loan, 2.68%, Maturing August 23, 2013	7,403,138
	13,317,413	Term Loan, 2.97%, Maturing August 23, 2013	8,985,551
	2,672,147	Term Loan, 3.47%, Maturing August 23, 2013	1,802,956
EUR	2,105,820	Term Loan, 3.78%, Maturing August 23, 2013	1,801,750
Transaction Network Services, Inc.
	4,404,128	Term Loan, 2.49%, Maturing May 4, 2012	4,158,233
Valassis Communications, Inc.
	740,100	Term Loan, 2.18%, Maturing March 2, 2014	634,636
	4,386,863	Term Loan, 2.18%, Maturing March 2, 2014	3,761,735
VWR International, Inc.
	14,675,000	Term Loan, 2.93%, Maturing June 28, 2013	11,862,287
West Corp.
	23,975,483	Term Loan, 2.83%, Maturing October 24, 2013	20,295,918

			$239,260,344

Cable and Satellite Television — 7.4%

Atlantic Broadband Finance, LLC
	9,803,139	Term Loan, 3.47%, Maturing February 10, 2011	$8,896,349
Bresnan Broadband Holdings, LLC
	1,500,000	Term Loan, 3.05%, Maturing March 29, 2014	1,378,751
	15,551,500	Term Loan, 3.24%, Maturing March 29, 2014	14,294,426
Cequel Communications, LLC
	33,854,603	Term Loan, 2.48%, Maturing November 5, 2013	30,773,834
Charter Communications Operating, Inc.
	42,936,110	Term Loan, 4.69%, Maturing April 28, 2013	36,334,683
CSC Holdings, Inc.
	14,843,500	Term Loan, 2.20%, Maturing March 29, 2013	13,771,992
CW Media Holdings, Inc.
	4,987,342	Term Loan, 4.47%, Maturing February 15, 2015	4,041,308
DirectTV Holdings, LLC
	1,985,000	Term Loan, 5.25%, Maturing April 13, 2013	1,936,616
Foxco Acquisition Sub., LLC
	4,556,907	Term Loan, 7.25%, Maturing July 2, 2015	2,802,498
Insight Midwest Holdings, LLC
	25,316,250	Term Loan, 2.50%, Maturing April 6, 2014	23,259,305
MCC Iowa, LLC
	758,563	Term Loan, 1.83%, Maturing March 31, 2010	737,702
	7,695,127	Term Loan, 2.08%, Maturing January 31, 2015	6,867,901
	7,820,000	Term Loan, 2.08%, Maturing January 31, 2015	6,979,350
Mediacom Illinois, LLC
	1,740,000	Term Loan, 1.58%, Maturing September 30, 2012	1,513,800
	14,248,506	Term Loan, 1.83%, Maturing January 31, 2015	12,752,413
NTL Investment Holdings, Ltd.
	7,993,878	Term Loan, 4.60%, Maturing March 30, 2012	7,474,276
GBP	3,500,000	Term Loan, 4.92%, Maturing March 30, 2013	4,021,368
ProSiebenSat.1 Media AG
EUR	2,019,706	Term Loan, 4.59%, Maturing March 2, 2015	434,244
EUR	600,197	Term Loan, 3.75%, Maturing June 26, 2015	507,953
EUR	12,586,345	Term Loan, 3.75%, Maturing June 26, 2015	10,651,970
EUR	2,019,706	Term Loan, 4.84%, Maturing March 2, 2016	434,244

See notes to financial statements

18

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

UPC Broadband Holding B.V.
EUR	24,554,835	Term Loan, 3.14%, Maturing October 16, 2011	$26,647,947
	10,925,000	Term Loan, 2.32%, Maturing December 31, 2014	10,119,281
Virgin Media Investment Holding
GBP	1,130,170	Term Loan, 5.31%, Maturing March 30, 2012	1,386,438
GBP	2,224,230	Term Loan, 5.39%, Maturing March 30, 2012	2,728,576
GBP	3,637,947	Term Loan, 5.39%, Maturing March 30, 2012	4,462,855
YPSO Holding SA
EUR	10,915,016	Term Loan, 3.69%, Maturing July 28, 2014	9,675,910
EUR	4,212,294	Term Loan, 3.69%, Maturing July 28, 2014	3,734,101
EUR	6,872,691	Term Loan, 3.69%, Maturing July 28, 2014	6,092,482

			$254,712,573

Chemicals and Plastics — 4.6%

Arizona Chemical, Inc.
EUR	2,828,359	Term Loan, 3.78%, Maturing February 28, 2013	$3,068,605
Brenntag Holding GmbH and Co. KG
	3,043,636	Term Loan, 2.50%, Maturing December 23, 2013	2,465,345
	9,036,364	Term Loan, 3.18%, Maturing December 23, 2013	7,319,455
EUR	3,511,248	Term Loan, 4.57%, Maturing December 23, 2013	3,689,487
EUR	770,053	Term Loan — Second Lien, 5.65%, Maturing June 23, 2015	577,353
EUR	229,947	Term Loan — Second Lien, 5.65%, Maturing June 23, 2015	172,404
Celanese Holdings, LLC
EUR	980,000	Term Loan, 3.26%, Maturing April 6, 2011	1,137,800
	10,175,806	Term Loan, 2.94%, Maturing April 2, 2014	9,058,778
	15,511,800	Term Loan, 2.94%, Maturing April 2, 2014	13,809,023
Cognis GmbH
EUR	4,276,426	Term Loan, 3.65%, Maturing September 15, 2013	4,243,604
EUR	1,248,574	Term Loan, 3.65%, Maturing September 15, 2013	1,229,079
Columbian Chemicals Acquisition
	4,029,311	Term Loan, 4.47%, Maturing March 16, 2013	2,518,319
Ferro Corp.
	13,591,267	Term Loan, 7.10%, Maturing June 6, 2012	9,683,778
First Chemical Holding
EUR	575,045	Term Loan, 4.56%, Maturing December 18, 2014	233,008
EUR	575,045	Term Loan, 5.06%, Maturing December 18, 2015	233,008
Foamex, L.P.
	3,654,707	Term Loan, 0.00%, Maturing February 12, 2013(4)	1,053,773
Georgia Gulf Corp.
	5,086,405	Term Loan, 8.91%, Maturing October 3, 2013	3,289,210
Hexion Specialty Chemicals, Inc.
EUR	1,110,671	Term Loan, 3.78%, Maturing May 5, 2012	646,593
	2,494,230	Term Loan, 3.44%, Maturing May 5, 2013	1,259,586
	15,236,752	Term Loan, 3.50%, Maturing May 5, 2013	7,553,071
	3,309,361	Term Loan, 3.50%, Maturing May 5, 2013	1,640,496
	9,700,000	Term Loan, 3.85%, Maturing May 5, 2013	4,656,000
Huntsman International, LLC
	13,096,110	Term Loan, 2.18%, Maturing August 16, 2012	10,869,771
INEOS Group
EUR	560,805	Term Loan, 6.21%, Maturing December 14, 2011	405,009
EUR	561,829	Term Loan, 6.71%, Maturing December 14, 2011	405,748
	4,339,156	Term Loan, 7.00%, Maturing December 14, 2012	2,451,623
	9,968,040	Term Loan, 7.50%, Maturing December 14, 2013	5,349,518
	9,968,041	Term Loan, 8.00%, Maturing December 14, 2014	5,349,518
Innophos, Inc.
	3,464,969	Term Loan, 3.43%, Maturing August 10, 2010	3,265,733
ISP Chemco, Inc.
	8,559,506	Term Loan, 2.63%, Maturing June 4, 2014	7,794,500
Kranton Polymers, LLC
	9,781,849	Term Loan, 3.25%, Maturing May 12, 2013	6,661,439
Lucite International Group Holdings
	4,752,630	Term Loan, 2.68%, Maturing July 7, 2013	4,610,051
	1,683,000	Term Loan, 2.68%, Maturing July 7, 2013	1,632,510
MacDermid, Inc.
	3,329,838	Term Loan, 2.43%, Maturing April 12, 2014	2,078,375
Millenium Inorganic Chemicals
	6,678,506	Term Loan, 3.47%, Maturing April 30, 2014	4,341,029
Momentive Performance Material
	4,900,000	Term Loan, 2.40%, Maturing December 4, 2013	3,301,375
Propex Fabrics, Inc.
	4,635,016	Term Loan, 7.25%, Maturing July 31, 2012(2)	730,015
Rockwood Specialties Group, Inc.
EUR	712,271	Term Loan, 2.71%, Maturing July 30, 2011	829,317
	19,670,737	Term Loan, 2.18%, Maturing December 10, 2012	17,745,818
Solo Cup Co.
	1,804,190	Term Loan, 4.72%, Maturing February 27, 2011	1,694,811
TPG Spring UK, Ltd.
EUR	2,316,194	Term Loan, 0.00%, Maturing June 27, 2013(2)(4)	363,150
EUR	2,319,064	Term Loan, 0.00%, Maturing June 27, 2013(2)(4)	363,600

			$159,780,685

Clothing/Textiles — 0.5%

Hanesbrands, Inc.
	7,796,641	Term Loan, 5.80%, Maturing September 5, 2013	$7,639,086
	5,000,000	Term Loan — Second Lien, 4.84%, Maturing March 5, 2014	4,525,000
St. John Knits International, Inc.
	4,060,501	Term Loan, 9.00%, Maturing March 23, 2012	2,740,838

See notes to financial statements

19

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Clothing/Textiles (continued)

The William Carter Co.
	2,312,501	Term Loan, 2.01%, Maturing July 14, 2012	$2,196,876

			$17,101,800

Conglomerates — 2.7%

Amsted Industries, Inc.
	9,548,448	Term Loan, 3.15%, Maturing October 15, 2010	$8,736,830
	6,316,419	Term Loan, 3.24%, Maturing April 5, 2013	5,779,523
Doncasters (Dunde HoldCo 4 Ltd.)
	3,896,883	Term Loan, 2.99%, Maturing July 13, 2015	2,279,677
GBP	727,123	Term Loan, 3.48%, Maturing July 13, 2015	656,158
	3,896,883	Term Loan, 3.49%, Maturing July 13, 2015	2,279,677
GBP	727,123	Term Loan, 3.98%, Maturing July 13, 2015	656,158
Jarden Corp.
	10,931,691	Term Loan, 2.97%, Maturing January 24, 2012	10,499,889
	4,494,589	Term Loan, 2.97%, Maturing January 24, 2012	4,317,053
	1,990,357	Term Loan, 3.72%, Maturing January 24, 2012	1,932,304
Johnson Diversey, Inc.
	2,003,022	Term Loan, 3.18%, Maturing December 16, 2010	1,897,863
	7,976,105	Term Loan, 3.18%, Maturing December 16, 2011	7,557,360
Polymer Group, Inc.
	1,000,000	Revolving Loan, 0.00%, Maturing November 22, 2010(5)	850,000
	16,772,470	Term Loan, 3.21%, Maturing November 22, 2012	14,508,187
RBS Global, Inc.
	2,248,250	Term Loan, 2.44%, Maturing July 19, 2013	1,778,928
	11,485,246	Term Loan, 3.36%, Maturing July 19, 2013	9,145,127
RGIS Holdings, LLC
	14,577,649	Term Loan, 3.45%, Maturing April 30, 2014	10,908,936
	728,882	Term Loan, 3.72%, Maturing April 30, 2014	545,447
The Manitowoc Company, Inc.
	5,187,000	Term Loan, 6.50%, Maturing August 21, 2014	3,983,616
US Investigations Services, Inc.
	1,960,001	Term Loan, 3.98%, Maturing February 21, 2015	1,603,933
Vertrue, Inc.
	2,448,926	Term Loan, 4.22%, Maturing August 16, 2014	1,824,450

			$91,741,116

Containers and Glass Products — 3.5%

Berry Plastics Corp.
	20,497,191	Term Loan, 2.47%, Maturing April 3, 2015	$15,091,057
Consolidated Container Co.
	5,850,353	Term Loan, 2.68%, Maturing March 28, 2014	4,095,247
Crown Americas, Inc.
	4,702,520	Term Loan, 2.20%, Maturing November 15, 2012	4,532,054
	1,406,500	Term Loan, 2.20%, Maturing November 15, 2012	1,355,514
EUR	4,365,000	Term Loan, 2.75%, Maturing November 15, 2012	5,111,168
Graham Packaging Holdings Co.
	20,009,142	Term Loan, 2.76%, Maturing October 7, 2011	18,119,399
Graphic Packaging International, Inc.
	27,563,286	Term Loan, 3.06%, Maturing May 16, 2014	25,036,642
	3,448,293	Term Loan, 3.79%, Maturing May 16, 2014	3,183,922
JSG Acquisitions
EUR	1,250,000	Term Loan, 3.20%, Maturing December 31, 2014	1,312,304
EUR	1,250,000	Term Loan, 3.35%, Maturing December 31, 2014	1,312,304
OI European Group B.V.
EUR	12,064,500	Term Loan, 2.49%, Maturing June 14, 2013	13,967,222
Owens-Brockway Glass Container
	4,096,569	Term Loan, 1.95%, Maturing June 14, 2013	3,757,324
Pregis Corp.
	2,548,324	Term Loan, 2.68%, Maturing October 12, 2011	2,038,660
Smurfit-Stone Container Corp.
	6,070,267	DIP Loan, 10.00%, Maturing August 6, 2010	6,127,175
	7,936,500	Term Loan, 2.98%, Maturing November 1, 2009	6,230,152
	2,631,856	Term Loan, 3.31%, Maturing December 31, 2009	2,066,007
	1,032,925	Term Loan, 2.82%, Maturing November 1, 2011	803,616
	1,812,566	Term Loan, 2.82%, Maturing November 1, 2011	1,397,489
	3,416,395	Term Loan, 2.82%, Maturing November 1, 2011	2,657,955
	1,592,728	Term Loan, 4.50%, Maturing November 1, 2011	1,227,993

			$119,423,204

Cosmetics/Toiletries — 0.3%

American Safety Razor Co.
	3,399,475	Term Loan, 3.45%, Maturing July 31, 2013	$2,983,040
Bausch & Lomb, Inc.
	403,226	Term Loan, 3.53%, Maturing April 30, 2015(5)	350,504
	1,592,742	Term Loan, 4.47%, Maturing April 30, 2015	1,384,491
Prestige Brands, Inc.
	6,424,026	Term Loan, 2.68%, Maturing April 7, 2011	6,199,185

			$10,917,220

Drugs — 0.8%

Graceway Pharmaceuticals, LLC
	9,101,141	Term Loan, 3.18%, Maturing May 3, 2012	$6,723,468
Pharmaceutical Holdings Corp.
	2,204,939	Term Loan, 3.75%, Maturing January 30, 2012	1,962,396
Stiefel Laboratories, Inc.
	2,809,758	Term Loan, 3.39%, Maturing December 28, 2013	2,771,124
	6,139,793	Term Loan, 3.39%, Maturing December 28, 2013	6,055,371

See notes to financial statements

20

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Drugs (continued)

Warner Chilcott Corp.
	1,450,753	Term Loan, 2.43%, Maturing January 18, 2012	$1,368,785
	10,114,191	Term Loan, 2.87%, Maturing January 18, 2012	9,542,739

			$28,423,883

Ecological Services and Equipment — 0.4%

Big Dumpster Merger Sub, Inc.
	678,489	Term Loan, 2.68%, Maturing February 5, 2013	$369,777
Blue Waste B.V. (AVR Acquisition)
EUR	2,000,000	Term Loan, 3.24%, Maturing April 1, 2015	2,152,242
Casella Waste Systems, Inc.
	2,958,910	Term Loan, 2.47%, Maturing April 28, 2010	2,773,978
Environmental Systems Products Holdings, Inc.
	466,049	Term Loan — Second Lien, 13.50%, Maturing December 12, 2010	322,599
Sensus Metering Systems, Inc.
	3,000,000	Revolving Loan, 3.32%, Maturing December 17, 2009(5)	2,475,000
	5,409,224	Term Loan, 2.80%, Maturing December 17, 2010	4,895,347
Wastequip, Inc.
	285,680	Term Loan, 2.68%, Maturing February 5, 2013	155,695

			$13,144,638

Electronics/Electrical — 2.7%

Aspect Software, Inc.
	3,501,710	Term Loan, 4.25%, Maturing July 11, 2011	$2,293,620
Fairchild Semiconductor Corp.
	9,218,018	Term Loan, 2.25%, Maturing June 26, 2013	5,761,261
FCI International S.A.S.
	761,894	Term Loan, 4.15%, Maturing November 1, 2013	392,375
	733,492	Term Loan, 4.15%, Maturing November 1, 2013	377,749
	733,492	Term Loan, 4.15%, Maturing November 1, 2013	377,749
	761,894	Term Loan, 4.15%, Maturing November 1, 2013	392,375
	996,924	Term Loan, 4.15%, Maturing November 1, 2013	513,416
Freescale Semiconductor, Inc.
	29,969,530	Term Loan, 2.26%, Maturing December 1, 2013	17,653,941
Infor Enterprise Solutions Holdings
EUR	2,932,500	Term Loan, 3.96%, Maturing July 28, 2012	2,754,793
	19,422,953	Term Loan, 4.18%, Maturing July 28, 2012	13,984,526
	7,209,872	Term Loan, 4.18%, Maturing July 28, 2012	5,191,108
Network Solutions, LLC
	10,222,972	Term Loan, 3.13%, Maturing March 7, 2014	7,411,655
Open Solutions, Inc.
	10,184,321	Term Loan, 3.23%, Maturing January 23, 2014	5,601,376
Sensata Technologies Finance Co.
	16,839,082	Term Loan, 2.80%, Maturing April 27, 2013	11,913,650
Spectrum Brands, Inc.
	363,638	Term Loan, 2.72%, Maturing March 30, 2013	289,910
	7,088,577	Term Loan, 6.25%, Maturing March 30, 2013	5,651,368
SS&C Technologies, Inc.
	3,401,350	Term Loan, 3.22%, Maturing November 23, 2012	2,806,113
Vertafore, Inc.
	9,853,826	Term Loan, 3.75%, Maturing January 31, 2012	8,966,982
	1,985,000	Term Loan, 5.50%, Maturing January 31, 2012	1,806,350

			$94,140,317

Equipment Leasing — 0.0%

Hertz Corp.
	7,960	Term Loan, 2.22%, Maturing December 21, 2012	$6,460
	835,057	Term Loan, 2.98%, Maturing December 21, 2012	677,649

			$684,109

Farming/Agriculture — 0.3%

BF Bolthouse HoldCo, LLC
	4,069,386	Term Loan, 2.81%, Maturing December 16, 2012	$3,601,406
Central Garden & Pet Co.
	9,898,555	Term Loan, 1.94%, Maturing February 28, 2014	7,832,231

			$11,433,637

Financial Intermediaries — 1.4%

Asset Acceptance Capital Corp.
	1,447,053	Term Loan, 3.57%, Maturing June 5, 2013	$1,208,289
Citco III, Ltd.
	13,974,169	Term Loan, 3.58%, Maturing June 30, 2014	7,755,664
E.A. Viner International Co.
	452,440	Term Loan, 5.72%, Maturing July 31, 2013	282,775
Grosvenor Capital Management
	4,033,614	Term Loan, 2.74%, Maturing December 5, 2013	3,025,210
INVESTools, Inc.
	2,555,438	Term Loan, 3.68%, Maturing August 13, 2012	2,491,552
Jupiter Asset Management Group
GBP	3,643,625	Term Loan, 3.71%, Maturing June 30, 2015	2,567,081
Lender Processing Services, Inc.
	1,996,066	Term Loan, 2.93%, Maturing July 2, 2014	1,943,669
LPL Holdings, Inc.
	25,158,085	Term Loan, 2.66%, Maturing December 18, 2014	21,552,101
Nuveen Investments, Inc.
	2,000,000	Term Loan, Maturing November 2, 2014(3)	1,319,376

See notes to financial statements

21

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Financial Intermediaries (continued)

Oxford Acquisition III, Ltd.
	11,050,711	Term Loan, 3.10%, Maturing May 24, 2014	$3,812,495
RJO Holdings Corp. (RJ O’Brien)
	4,006,868	Term Loan, 3.47%, Maturing July 31, 2014	1,502,575

			$47,460,787

Food Products — 2.8%

Acosta, Inc.
	15,530,418	Term Loan, 2.68%, Maturing July 28, 2013	$13,530,877
Advantage Sales & Marketing, Inc.
	10,526,396	Term Loan, 2.48%, Maturing March 29, 2013	9,157,964
American Seafoods Group, LLC
	1,929,869	Term Loan, 2.18%, Maturing September 30, 2012	1,794,779
BL Marketing, Ltd.
GBP	3,500,000	Term Loan, 2.94%, Maturing December 31, 2013	4,275,936
GBP	2,500,000	Term Loan — Second Lien, 6.49%, Maturing June 30, 2015	2,459,419
Dean Foods Co.
	23,666,877	Term Loan, 2.71%, Maturing April 2, 2014	22,112,105
Dole Food Company, Inc.
	1,769,396	Term Loan, 7.96%, Maturing April 12, 2013	1,693,213
	6,444,409	Term Loan, 7.97%, Maturing April 12, 2013	6,166,938
	1,367,358	Term Loan, 7.98%, Maturing April 12, 2013	1,308,485
MafCo Worldwide Corp.
	732,856	Term Loan, 2.48%, Maturing December 8, 2011	597,277
Pinnacle Foods Finance, LLC
	4,000,000	Revolving Loan, 3.18%, Maturing April 2, 2013(5)	2,700,000
	26,104,948	Term Loan, 3.25%, Maturing April 2, 2014	21,887,380
Reddy Ice Group, Inc.
	12,335,000	Term Loan, 2.20%, Maturing August 9, 2012	8,326,125

			$96,010,498

Food Service — 2.5%

AFC Enterprises, Inc.
	1,983,860	Term Loan, 2.97%, Maturing May 11, 2011	$1,805,312
Aramark Corp.
	34,999,090	Term Loan, 3.10%, Maturing January 26, 2014	32,024,167
	2,305,236	Term Loan, 4.06%, Maturing January 26, 2014	2,109,291
Buffets, Inc.
	14,402,960	Term Loan, 7.73%, Maturing July 22, 2009(2)	2,160,444
	1,500,017	Term Loan, 7.73%, Maturing July 22, 2009(2)	225,003
	6,656,973	Term Loan, 18.00%, Maturing April 30, 2012	6,257,555
	4,398,205	Term Loan, 7.43%, Maturing May 1, 2013(2)	368,350
	29,907,215	Term Loan, 7.77%, Maturing November 1, 2013(2)	2,504,729
CBRL Group, Inc.
	2,918,621	Term Loan, 2.01%, Maturing April 27, 2013	2,586,628
	6,434,435	Term Loan, 2.69%, Maturing April 27, 2013	5,702,518
JRD Holdings, Inc.
	2,886,719	Term Loan, 2.71%, Maturing June 26, 2014	2,735,166
Maine Beverage Co., LLC
	2,219,643	Term Loan, 2.97%, Maturing June 30, 2010	1,809,009
OSI Restaurant Partners, LLC
	832,528	Term Loan, 4.50%, Maturing May 9, 2013	590,054
	9,416,203	Term Loan, 2.75%, Maturing May 9, 2014	6,673,734
QCE Finance, LLC
	8,939,577	Term Loan, 3.50%, Maturing May 5, 2013	5,348,844
Sagittarius Restaurants, LLC
	4,344,567	Term Loan, 9.50%, Maturing March 29, 2013	2,541,572
Selecta
CHF	18,404,850	Term Loan, 3.22%, Maturing June 28, 2015	9,473,737
SSP Financing, Ltd.
	3,954,516	Term Loan, 2.68%, Maturing June 15, 2014	1,127,037
	3,954,516	Term Loan, 3.18%, Maturing June 15, 2015	1,127,037

			$87,170,187

Food/Drug Retailers — 2.0%

General Nutrition Centers, Inc.
	13,462,856	Term Loan, 3.15%, Maturing September 16, 2013	$11,409,771
Pantry, Inc. (The)
	6,740,770	Term Loan, 1.93%, Maturing May 15, 2014	5,999,286
	62,031	Term Loan, 1.93%, Maturing May 15, 2014	55,207
Rite Aid Corp.
	26,750,000	Term Loan, 2.20%, Maturing June 1, 2014	21,707,625
	10,022,244	Term Loan, 6.00%, Maturing June 4, 2014	8,178,151
Rite Aid Funding II
	4,000,000	Term Loan — Second Lien, 14.25%, Maturing September 14, 2010	4,080,000
Roundy’s Supermarkets, Inc.
	19,043,149	Term Loan, 3.20%, Maturing November 3, 2011	17,456,227

			$68,886,267

Forest Products — 1.7%

Appleton Papers, Inc.
	11,461,163	Term Loan, 6.50%, Maturing June 5, 2014	$8,309,343
Georgia-Pacific Corp.
	435,009	Term Loan, 2.72%, Maturing December 20, 2012	406,870
	39,770,777	Term Loan, 3.24%, Maturing December 20, 2012	37,198,124
Newpage Corp.
	7,936,730	Term Loan, 4.79%, Maturing December 5, 2014	6,199,467

See notes to financial statements

22

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Forest Products (continued)

Xerium Technologies, Inc.
	8,998,092	Term Loan, 6.72%, Maturing May 18, 2012	$5,646,303

			$57,760,107

Healthcare — 8.5%

Accellent, Inc.
	3,095,778	Term Loan, 3.76%, Maturing November 22, 2012	$2,574,657
Alliance Imaging, Inc.
	4,635,234	Term Loan, 3.66%, Maturing December 29, 2011	4,438,237
American Medical Systems
	6,773,055	Term Loan, 2.69%, Maturing July 20, 2012	6,298,941
AMN Healthcare, Inc.
	4,667,124	Term Loan, 2.97%, Maturing November 2, 2011	4,270,419
AMR HoldCo, Inc.
	5,381,470	Term Loan, 2.47%, Maturing February 10, 2012	4,924,045
Biomet, Inc.
	8,098,889	Term Loan, 4.15%, Maturing December 26, 2014	7,592,708
EUR	2,929,666	Term Loan, 4.34%, Maturing December 26, 2014	3,556,451
Cardinal Health 409, Inc.
	14,634,325	Term Loan, 2.68%, Maturing April 10, 2014	10,302,565
Carestream Health, Inc.
	14,583,595	Term Loan, 2.43%, Maturing April 30, 2013	12,658,561
Carl Zeiss Vision Holding GmbH
EUR	6,371,053	Term Loan, 3.47%, Maturing March 23, 2015	3,052,193
Community Health Systems, Inc.
	912,612	Term Loan, 2.68%, Maturing July 25, 2014	826,018
	38,064,246	Term Loan, 3.45%, Maturing July 25, 2014	34,452,482
Concentra, Inc.
	6,895,000	Term Loan, 3.47%, Maturing June 25, 2014	5,102,300
CRC Health Corp.
	1,886,550	Term Loan, 3.47%, Maturing February 6, 2013	1,367,749
	3,802,500	Term Loan, 3.47%, Maturing February 6, 2013	2,756,813
Dako Equity Project Delphi
	1,568,302	Term Loan, 3.33%, Maturing June 12, 2016	828,586
EUR	3,098,534	Term Loan, 3.52%, Maturing June 12, 2016	2,165,991
DaVita, Inc.
	13,753,556	Term Loan, 2.20%, Maturing October 5, 2012	12,975,627
DJO Finance, LLC
	2,000,000	Term Loan, Maturing May 15, 2014(3)	1,781,000
Fenwal, Inc.
	2,991,279	Term Loan, 2.73%, Maturing February 28, 2014	2,368,097
	508,721	Term Loan, 3.51%, Maturing February 28, 2014	402,738
Fresenius Medical Care Holdings
	6,664,414	Term Loan, 2.61%, Maturing March 31, 2013	6,367,641
Hanger Orthopedic Group, Inc.
	3,309,903	Term Loan, 2.44%, Maturing May 30, 2013	3,020,287
HCA, Inc.
	46,505,328	Term Loan, 3.47%, Maturing November 18, 2013	42,087,322
Health Management Association, Inc.
	22,542,680	Term Loan, 2.97%, Maturing February 28, 2014	19,614,949
HealthSouth Corp.
	2,000,000	Term Loan, 2.80%, Maturing March 21, 2010	1,620,000
	6,601,933	Term Loan, 2.96%, Maturing March 10, 2013	5,988,897
Iasis Healthcare, LLC
	110,864	Term Loan, 2.43%, Maturing March 14, 2014	98,724
	320,375	Term Loan, 2.43%, Maturing March 14, 2014	285,294
	29,787	Term Loan, 2.44%, Maturing March 14, 2014	26,526
Ikaria Acquisition, Inc.
	4,435,438	Term Loan, 3.03%, Maturing March 28, 2013	3,781,211
IM U.S. Holdings, LLC
	6,553,027	Term Loan, 2.78%, Maturing June 26, 2014	6,054,997
inVentiv Health, Inc.
	7,943,513	Term Loan, 2.97%, Maturing July 6, 2014	6,851,280
LifePoint Hospitals, Inc.
	11,519,064	Term Loan, 2.89%, Maturing April 15, 2012	10,941,049
MultiPlan Merger Corp.
	3,149,149	Term Loan, 2.94%, Maturing April 12, 2013	2,775,188
	3,538,067	Term Loan, 2.94%, Maturing April 12, 2013	3,117,922
Mylan, Inc.
	3,000,000	Term Loan, 4.34%, Maturing October 2, 2014	2,859,168
National Mentor Holdings, Inc.
	8,821,689	Term Loan, 3.22%, Maturing June 29, 2013	6,013,454
	537,104	Term Loan, 4.59%, Maturing June 29, 2013	366,126
Nyco Holdings
	2,859,137	Term Loan, 3.47%, Maturing December 29, 2014	2,298,543
EUR	4,768,945	Term Loan, 3.78%, Maturing December 29, 2014	5,125,128
	2,859,137	Term Loan, 4.22%, Maturing December 29, 2015	2,298,543
EUR	4,768,945	Term Loan, 4.53%, Maturing December 29, 2015	5,125,128
Psychiatric Solutions, Inc.
	987,927	Term Loan, 2.21%, Maturing May 31, 2014	915,067
RadNet Management, Inc.
	2,433,960	Term Loan, 5.06%, Maturing November 15, 2012	1,995,847
ReAble Therapeutics Finance, LLC
	8,926,548	Term Loan, 2.89%, Maturing November 16, 2013	8,167,792
Select Medical Holding Corp.
	1,000,000	Revolving Loan, 2.31%, Maturing February 24, 2010(5)	810,000
	4,616,267	Term Loan, 3.25%, Maturing February 24, 2012	4,103,862
Sunrise Medical Holdings, Inc.
	3,534,116	Term Loan, 4.82%, Maturing May 13, 2010	1,855,411
Vanguard Health Holding Co., LLC
	10,638,374	Term Loan, 2.68%, Maturing September 23, 2011	10,056,593

See notes to financial statements

23

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Healthcare (continued)

Viant Holdings, Inc.
	1,783,267	Term Loan, 3.47%, Maturing June 25, 2014	$1,346,366

			$290,664,493

Home Furnishings — 1.2%

Dometic Corp.
	2,790,150	Term Loan, 4.15%, Maturing December 31, 2014	$520,829
	1,788,692	Term Loan, 4.65%, Maturing December 31, 2014	333,890
	421,159	Term Loan, 4.65%, Maturing December 31, 2014	78,616
Hunter Fan Co.
	3,612,211	Term Loan, 3.01%, Maturing April 16, 2014	1,914,472
Interline Brands, Inc.
	5,583,047	Term Loan, 2.12%, Maturing June 23, 2013	4,271,031
	3,064,113	Term Loan, 2.12%, Maturing June 23, 2013	2,344,046
National Bedding Co., LLC
	10,622,387	Term Loan, 2.46%, Maturing August 31, 2011	6,267,208
	1,500,000	Term Loan — Second Lien, 5.46%, Maturing August 31, 2012	534,000
Oreck Corp.
	4,153,518	Term Loan, 0.00%, Maturing February 2, 2012(4)(6)	1,349,893
Sanitec, Ltd. Oy
EUR	4,394,410	Term Loan, 0.00%, Maturing April 7, 2013(4)	1,325,648
EUR	4,394,410	Term Loan, 0.00%, Maturing April 7, 2014(4)	1,325,648
Sealy Mattress Co.
	3,000,000	Revolving Loan, 4.90%, Maturing April 6, 2012(5)	1,950,000
	7,510,532	Term Loan, 4.99%, Maturing August 25, 2012	5,867,603
Simmons Co.
	18,290,235	Term Loan, 10.50%, Maturing December 19, 2011	14,502,638
	2,617,547	Term Loan, 8.22%, Maturing February 15, 2012(2)	59,332

			$42,644,854

Industrial Equipment — 2.0%

CEVA Group PLC U.S.
	331,882	Term Loan, 3.44%, Maturing January 4, 2014	$168,430
EUR	1,341,755	Term Loan, 3.70%, Maturing January 4, 2014	940,896
EUR	642,913	Term Loan, 3.97%, Maturing January 4, 2014	450,839
EUR	1,091,740	Term Loan, 3.97%, Maturing January 4, 2014	765,575
	39,740	Term Loan, 4.22%, Maturing January 4, 2014	20,168
EUR	1,135,787	Term Loan, 4.53%, Maturing January 4, 2014	796,463
EPD Holdings (Goodyear Engineering Products)
	719,943	Term Loan, 2.97%, Maturing July 13, 2014	364,772
	11,921,846	Term Loan, 2.97%, Maturing July 13, 2014	6,040,406
	2,000,000	Term Loan — Second Lien, 6.22%, Maturing July 13, 2015	357,500
Flowserve Corp.
	3,579,407	Term Loan, 2.74%, Maturing August 10, 2012	3,474,262
FR Brand Acquisition Corp.
	9,011,075	Term Loan, 3.49%, Maturing February 7, 2014	6,127,531
Generac Acquisition Corp.
	9,694,434	Term Loan, 3.00%, Maturing November 7, 2013	6,357,930
Gleason Corp.
	1,940,737	Term Loan, 2.97%, Maturing June 30, 2013	1,654,478
	1,518,056	Term Loan, 2.97%, Maturing June 30, 2013	1,294,143
Heating Finance PLC (Baxi)
EUR	3,253,597	Revolving Loan, 5.24%, Maturing December 27, 2010(5)	2,116,545
GBP	1,712,363	Term Loan, 5.26%, Maturing December 27, 2010	1,589,573
Jason, Inc.
	1,749,077	Term Loan, 3.73%, Maturing April 30, 2010	918,265
John Maneely Co.
	20,078,939	Term Loan, 4.11%, Maturing December 8, 2013	14,582,329
KION Group GmbH
	2,250,000	Term Loan, 2.43%, Maturing December 23, 2014	767,813
	2,250,000	Term Loan, 2.93%, Maturing December 23, 2015	767,813
Polypore, Inc.
	2,000,000	Revolving Loan, 0.00%, Maturing July 3, 2013(5)	1,450,000
	17,099,135	Term Loan, 2.50%, Maturing July 3, 2014	14,705,256
EUR	1,094,992	Term Loan, 2.96%, Maturing July 3, 2014	1,086,588
TFS Acquisition Corp.
	4,377,652	Term Loan, 4.72%, Maturing August 11, 2013	2,024,664

			$68,822,239

Insurance — 1.6%

Alliant Holdings I, Inc.
	6,968,378	Term Loan, 4.23%, Maturing August 21, 2014	$5,470,176
CCC Information Services Group, Inc.
	7,340,248	Term Loan, 2.68%, Maturing February 10, 2013	6,496,119
Conseco, Inc.
	23,117,297	Term Loan, 6.50%, Maturing October 10, 2013	9,709,265
Crump Group, Inc.
	5,852,564	Term Loan, 3.43%, Maturing August 4, 2014	4,389,423
Getty Images, Inc.
	8,714,688	Term Loan, 6.25%, Maturing July 2, 2015	8,544,028
Hub International Holdings, Inc.
	1,644,981	Term Loan, 3.72%, Maturing June 13, 2014	1,283,085
	11,708,455	Term Loan, 3.72%, Maturing June 13, 2014	9,132,595
U.S.I. Holdings Corp.
	13,996,823	Term Loan, 3.97%, Maturing May 4, 2014	9,774,443

			$54,799,134

See notes to financial statements

24

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Leisure Goods/Activities/Movies — 5.4%

24 Hour Fitness Worldwide, Inc.
	2,936,863	Term Loan, 3.31%, Maturing June 8, 2012	$1,938,330
AMC Entertainment, Inc.
	15,440,430	Term Loan, 1.94%, Maturing January 26, 2013	14,344,159
AMF Bowling Worldwide, Inc.
	2,960,871	Term Loan, 3.74%, Maturing June 8, 2013	1,754,316
Bombardier Recreational Products
	16,400,000	Term Loan, 3.95%, Maturing June 28, 2013	8,364,000
Carmike Cinemas, Inc.
	5,839,424	Term Loan, 5.19%, Maturing May 19, 2012	4,973,244
	4,634,438	Term Loan, 6.13%, Maturing May 19, 2012	3,946,998
Cedar Fair, L.P.
	4,862,501	Term Loan, 2.43%, Maturing August 31, 2011	4,428,927
	6,879,675	Term Loan, 2.43%, Maturing August 30, 2012	6,266,235
Cinemark, Inc.
	23,221,615	Term Loan, 2.29%, Maturing October 5, 2013	21,721,893
Dave & Buster’s, Inc.
	815,456	Term Loan, 3.29%, Maturing March 8, 2013	742,065
	2,065,523	Term Loan, 3.29%, Maturing March 8, 2013	1,879,626
Deluxe Entertainment Services
	4,886,498	Term Loan, 3.00%, Maturing January 28, 2011	3,518,278
	271,434	Term Loan, 3.47%, Maturing January 28, 2011	195,433
	479,270	Term Loan, 3.47%, Maturing January 28, 2011	345,074
DW Funding, LLC
	3,435,349	Term Loan, 3.07%, Maturing April 30, 2011	2,816,986
Easton-Bell Sports, Inc.
	6,628,842	Term Loan, 2.85%, Maturing March 16, 2012	5,717,377
Fender Musical Instruments Corp.
	1,303,467	Term Loan, 2.76%, Maturing June 9, 2014	671,286
	4,545,667	Term Loan, 3.47%, Maturing June 9, 2014	2,341,019
Mega Blocks, Inc.
	1,876,396	Term Loan, 9.75%, Maturing July 26, 2012	656,738
Metro-Goldwyn-Mayer Holdings, Inc.
	37,670,730	Term Loan, 3.68%, Maturing April 8, 2012	18,474,366
National CineMedia, LLC
	14,250,000	Term Loan, 3.08%, Maturing February 13, 2015	12,700,313
Odeon
GBP	623,547	Term Loan, 4.57%, Maturing April 2, 2015	678,918
GBP	623,547	Term Loan, 4.94%, Maturing April 2, 2016	678,918
Regal Cinemas Corp.
	22,992,519	Term Loan, 4.97%, Maturing November 10, 2010	22,220,108
Revolution Studios Distribution Co., LLC
	5,810,775	Term Loan, 4.18%, Maturing December 21, 2014	4,735,781
Six Flags Theme Parks, Inc.
	12,327,329	Term Loan, 3.37%, Maturing April 30, 2015	9,368,770
Southwest Sports Group, LLC
	9,500,000	Term Loan, 5.75%, Maturing December 22, 2010	5,533,750
Ticketmaster
	1,000,000	Term Loan, 4.23%, Maturing July 22, 2014	930,000
Universal City Development Partners, Ltd.
	8,996,088	Term Loan, 6.00%, Maturing June 9, 2011	8,580,019
WMG Acquisition Corp.
	390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(5)	351,000
	12,304,766	Term Loan, 2.80%, Maturing February 28, 2011	11,388,061
Zuffa, LLC
	5,448,636	Term Loan, 2.50%, Maturing June 20, 2016	4,495,125

			$186,757,113

Lodging and Casinos — 1.9%

Choctaw Resort Development Enterprise
	2,589,774	Term Loan, 6.00%, Maturing November 4, 2011	$2,201,308
Full Moon Holdco 3 Ltd.
GBP	1,500,000	Term Loan, 3.48%, Maturing November 20, 2014	1,348,058
GBP	1,500,000	Term Loan, 3.98%, Maturing November 20, 2015	1,348,058
Green Valley Ranch Gaming, LLC
	6,998,577	Term Loan, 3.46%, Maturing February 16, 2014	2,941,901
Harrah’s Operating Co.
	2,970,000	Term Loan, 3.87%, Maturing January 28, 2015	2,129,119
	4,970,000	Term Loan, 4.09%, Maturing January 28, 2015	3,553,550
Herbst Gaming, Inc.
	6,244,796	Term Loan, 0.00%, Maturing December 2, 2011(4)	1,384,265
	2,482,768	Term Loan, 0.00%, Maturing December 2, 2011(4)	550,348
Isle of Capri Casinos, Inc.
	3,122,694	Term Loan, 2.18%, Maturing November 30, 2013	2,529,382
	4,319,395	Term Loan, 2.97%, Maturing November 30, 2013	3,498,710
	135,135	Term Loan, 2.97%, Maturing November 30, 2013	109,459
LodgeNet Entertainment Corp.
	5,495,363	Term Loan, 3.16%, Maturing April 4, 2014	3,865,070
New World Gaming Partners, Ltd.
	9,648,698	Term Loan, 3.71%, Maturing June 30, 2014	4,776,105
	954,167	Term Loan, 3.71%, Maturing June 30, 2014	472,313
Penn National Gaming, Inc.
	11,708,111	Term Loan, 2.34%, Maturing October 3, 2012	10,986,107
Scandic Hotels
EUR	1,724,568	Term Loan, 5.83%, Maturing April 25, 2015	908,147
EUR	1,724,568	Term Loan, 6.33%, Maturing April 25, 2016	908,147
Venetian Casino Resort/Las Vegas Sands, Inc.
	8,939,117	Term Loan, 2.18%, Maturing May 14, 2014	5,448,794
	22,925,000	Term Loan, 2.18%, Maturing May 23, 2014	13,973,819

See notes to financial statements

25

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

VML US Finance, LLC
	3,333,333	Term Loan, 2.68%, Maturing May 25, 2012	$2,454,167
	2,000,000	Term Loan, 2.68%, Maturing May 25, 2013	1,472,500

			$66,859,327

Nonferrous Metals/Minerals — 1.0%

Compass Minerals Group, Inc.
	1,280,116	Term Loan, 2.38%, Maturing December 22, 2012	$1,220,910
Euramax International, Inc.
	1,415,348	Term Loan, 0.00%, Maturing June 28, 2012(4)	339,684
GBP	894,677	Term Loan, 0.00%, Maturing June 29, 2012(4)	661,770
Murray Energy Corp.
	7,224,495	Term Loan, 6.94%, Maturing January 28, 2010	6,863,270
Noranda Aluminum Acquisition
	6,771,542	Term Loan, 2.45%, Maturing May 18, 2014	3,842,850
Novelis, Inc.
	2,004,121	Term Loan, 2.43%, Maturing June 28, 2014	1,441,965
	4,409,110	Term Loan, 3.22%, Maturing June 28, 2014	3,172,354
Oxbow Carbon and Mineral Holdings
	1,429,651	Term Loan, 2.43%, Maturing May 8, 2014	1,253,328
	14,994,246	Term Loan, 2.75%, Maturing May 8, 2014	13,144,961
Tube City IMS Corp.
	3,846,517	Term Loan, 3.22%, Maturing January 25, 2014	1,923,258
	475,760	Term Loan, 3.46%, Maturing January 25, 2014	237,880

			$34,102,230

Oil and Gas — 2.1%

Atlas Pipeline Partners, L.P.
	8,460,000	Term Loan, 3.18%, Maturing July 20, 2014	$7,888,950
Citgo Petroleum Corp.
	4,790,438	Term Loan, 1.80%, Maturing November 15, 2012	4,191,633
Dresser, Inc.
	13,094,561	Term Loan, 3.45%, Maturing May 4, 2014	11,277,690
Dynegy Holdings, Inc.
	26,178,793	Term Loan, 1.93%, Maturing April 2, 2013	23,487,299
	1,274,890	Term Loan, 1.93%, Maturing April 2, 2013	1,143,816
Enterprise GP Holdings, L.P.
	2,376,000	Term Loan, 3.12%, Maturing October 31, 2014	2,245,320
Hercules Offshore, Inc.
	5,236,849	Term Loan, 2.96%, Maturing July 6, 2013	3,576,768
Precision Drilling Corp.
	4,937,500	Term Loan, 9.25%, Maturing September 30, 2014	4,456,094
Targa Resources, Inc.
	8,081,074	Term Loan, 2.44%, Maturing October 31, 2012	7,076,710
	7,371,764	Term Loan, 2.44%, Maturing October 31, 2012	6,455,557

			$71,799,837

Publishing — 6.7%

American Media Operations, Inc.
	23,933,580	Term Loan, 10.00%, Maturing January 31, 2013	$13,238,261
Aster Zweite Beteiligungs GmbH
EUR	708,499	Term Loan, 3.94%, Maturing September 27, 2013	493,706
	6,825,000	Term Loan, 4.01%, Maturing September 27, 2013	3,588,810
Black Press US Partnership
	894,370	Term Loan, 3.26%, Maturing August 2, 2013	263,839
	1,473,079	Term Loan, 3.26%, Maturing August 2, 2013	434,558
CanWest MediaWorks, Ltd.
	7,270,500	Term Loan, 3.26%, Maturing July 10, 2014	2,871,847
Dex Media West, LLC
	9,355,000	Term Loan, 0.00%, Maturing October 24, 2014(4)	6,332,166
GateHouse Media Operating, Inc.
	14,939,609	Term Loan, 2.44%, Maturing August 28, 2014	3,777,585
	5,640,391	Term Loan, 2.47%, Maturing August 28, 2014	1,426,212
	9,350,000	Term Loan, 2.72%, Maturing August 28, 2014	2,364,213
Hanley-Wood, LLC
	7,392,841	Term Loan, 2.71%, Maturing March 8, 2014	2,368,023
Idearc, Inc.
	41,609,318	Term Loan, 0.00%, Maturing November 17, 2014(4)	16,372,101
Laureate Education, Inc.
	1,019,469	Term Loan, 4.34%, Maturing August 17, 2014	756,446
	6,809,405	Term Loan, 4.34%, Maturing August 17, 2014	5,052,578
Local Insight Regatta Holdings, Inc.
	1,683,069	Term Loan, 7.75%, Maturing April 23, 2015	788,939
MediaNews Group, Inc.
	7,330,222	Term Loan, 5.72%, Maturing August 25, 2010	1,392,742
	3,343,412	Term Loan, 7.72%, Maturing August 2, 2013	657,539
Mediannuaire Holding
EUR	2,100,000	Term Loan, 2.49%, Maturing October 24, 2013	1,991,266
EUR	1,937,631	Term Loan, 3.91%, Maturing October 10, 2014	1,066,063
EUR	1,937,631	Term Loan, 4.41%, Maturing October 10, 2015	1,066,063
Merrill Communications, LLC
	10,215,920	Term Loan, 3.50%, Maturing August 9, 2009	6,716,968
Nebraska Book Co., Inc.
	8,908,460	Term Loan, 7.77%, Maturing March 4, 2011	8,106,699
Nelson Education, Ltd.
	295,500	Term Loan, 3.72%, Maturing July 5, 2014	184,688
Newspaper Holdings, Inc.
	19,850,210	Term Loan, 2.81%, Maturing July 24, 2014	6,947,574

See notes to financial statements

26

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Publishing (continued)

Nielsen Finance, LLC
	39,721,492	Term Loan, 2.47%, Maturing August 9, 2013	$33,781,342
Philadelphia Newspapers, LLC
	5,002,642	Term Loan, 0.00%, Maturing June 29, 2013(4)	1,233,987
R.H. Donnelley Corp.
	27,105,775	Term Loan, 6.75%, Maturing June 30, 2010	18,364,163
	6,297,274	Term Loan, 6.75%, Maturing June 30, 2011	4,219,173
Reader’s Digest Association, Inc. (The)
	8,000,000	Revolving Loan, 3.50%, Maturing March 2, 2013(5)	1,960,000
	36,228,094	Term Loan, 3.29%, Maturing March 2, 2014	12,408,122
Seat Pagine Gialle SpA
EUR	6,526,833	Term Loan, 3.20%, Maturing May 25, 2012	6,284,839
SGS International, Inc.
	976,061	Term Loan, 4.02%, Maturing December 30, 2011	756,447
	1,108,751	Term Loan, 4.02%, Maturing December 30, 2011	859,282
Source Interlink Companies, Inc.
	1,800,681	DIP Term Loan, Maturing July 31, 2009(3)	1,746,660
	4,962,217	Term Loan, 0.00%, Maturing August 1, 2014(4)	1,984,887
Source Media, Inc.
	10,363,990	Term Loan, 5.43%, Maturing November 8, 2011	5,337,455
Springer Science+Business Media
	970,925	Term Loan, 3.81%, Maturing May 5, 2010	802,631
Star Tribune Co. (The)
	8,196,250	Term Loan, 0.00%, Maturing March 5, 2014(4)	1,120,157
Thomas Nelson, Inc.
	1,585,142	Term Loan, 8.75%, Maturing June 12, 2012	435,914
Trader Media Corp.
GBP	12,310,500	Term Loan, 3.03%, Maturing March 23, 2015	10,371,471
Tribune Co.
	1,666,667	DIP Loan, 2.77%, Maturing April 10, 2010(5)	1,620,833
	1,666,667	DIP Loan, 9.00%, Maturing April 10, 2010	1,672,917
	4,790,857	Term Loan, 0.00%, Maturing August 17, 2009(4)	1,398,930
	18,924,623	Term Loan, 0.00%, Maturing May 17, 2014(4)	4,880,982
	8,553,067	Term Loan, 0.00%, Maturing May 17, 2014(4)	2,509,795
World Directories Acquisition
EUR	8,776,758	Term Loan, 3.60%, Maturing May 31, 2014	5,612,719
Xsys, Inc.
EUR	2,750,000	Term Loan, 3.94%, Maturing September 27, 2013	1,916,291
EUR	791,501	Term Loan, 3.94%, Maturing September 27, 2013	551,544
	7,701,575	Term Loan, 4.01%, Maturing September 27, 2013	4,049,742
EUR	2,750,000	Term Loan, 3.94%, Maturing September 27, 2014	1,916,291
	7,866,565	Term Loan, 4.01%, Maturing September 27, 2014	4,136,499
EUR	1,000,000	Term Loan — Second Lien, 7.29%, Maturing September 27, 2015	264,620
Yell Group, PLC
	19,025,000	Term Loan, 3.43%, Maturing February 10, 2013	9,818,251

			$230,274,830

Radio and Television — 4.6%

Block Communications, Inc.
	6,874,112	Term Loan, 3.22%, Maturing December 22, 2011	$5,739,883
Citadel Broadcasting Corp.
	32,925,000	Term Loan, 2.95%, Maturing June 12, 2014	13,622,719
CMP Susquehanna Corp.
	4,000,000	Revolving Loan, 2.73%, Maturing May 5, 2011(5)	1,360,000
	10,569,474	Term Loan, 2.48%, Maturing May 5, 2013	4,621,946
Cumulus Media, Inc.
	13,433,739	Term Loan, 2.21%, Maturing June 11, 2014	6,851,207
Discovery Communications, Inc.
	4,778,322	Term Loan, 3.22%, Maturing April 30, 2014	4,489,234
Emmis Operating Co.
	6,926,755	Term Loan, 3.08%, Maturing November 2, 2013	4,000,201
Gray Television, Inc.
	8,465,838	Term Loan, 4.00%, Maturing January 19, 2015	3,746,133
HIT Entertainment, Inc.
	1,445,882	Term Loan, 3.49%, Maturing March 20, 2012	788,006
Intelsat Corp.
	12,382,633	Term Loan, 2.99%, Maturing January 3, 2014	11,336,994
	12,378,872	Term Loan, 2.99%, Maturing January 3, 2014	11,333,550
	12,378,872	Term Loan, 2.99%, Maturing January 3, 2014	11,333,550
Local TV Finance, LLC
	1,965,000	Term Loan, 2.43%, Maturing May 7, 2013	928,463
NEP II, Inc.
	5,287,006	Term Loan, 2.69%, Maturing February 16, 2014	4,520,390
Nexstar Broadcasting, Inc.
	8,264,858	Term Loan, 2.79%, Maturing October 1, 2012	5,124,212
	10,818,590	Term Loan, 2.97%, Maturing October 1, 2012	6,707,526
NextMedia Operating, Inc.
	274,837	Term Loan, 5.25%, Maturing November 15, 2012	135,586
	616,247	Term Loan, 6.25%, Maturing November 15, 2012	304,015
Paxson Communications Corp.
	14,925,000	Term Loan, 0.00%, Maturing January 15, 2012(4)	3,754,578
Raycom TV Broadcasting, LLC
	8,333,373	Term Loan, 2.00%, Maturing June 25, 2014	6,250,029
Spanish Broadcasting System, Inc.
	11,724,209	Term Loan, 2.97%, Maturing June 10, 2012	4,308,647
Tyrol Acquisition 2 SAS
EUR	6,300,000	Term Loan, 2.97%, Maturing January 19, 2015	6,086,537
EUR	6,300,000	Term Loan, 4.46%, Maturing January 19, 2016	6,086,537

See notes to financial statements

27

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Radio and Television (continued)

Univision Communications, Inc.
	52,733,221	Term Loan, 2.68%, Maturing September 29, 2014	$32,444,115
Young Broadcasting, Inc.
	8,284,525	Term Loan, 4.75%, Maturing November 3, 2012	3,251,676
	972,500	Term Loan, 4.75%, Maturing November 3, 2012	381,706

			$159,507,440

Rail Industries — 0.6%

Kansas City Southern Railway Co.
	7,875,831	Term Loan, 2.75%, Maturing April 26, 2013	$6,871,663
	1,965,000	Term Loan, 2.48%, Maturing April 28, 2013	1,709,550
Rail America, Inc.
	760,000	Term Loan, 5.20%, Maturing August 14, 2009	680,200
	11,740,000	Term Loan, 5.20%, Maturing August 13, 2010	10,507,300

			$19,768,713

Retailers (Except Food and Drug) — 1.8%

American Achievement Corp.
	2,751,351	Term Loan, 2.70%, Maturing March 25, 2011	$2,366,162
Amscan Holdings, Inc.
	4,385,500	Term Loan, 3.65%, Maturing May 25, 2013	3,771,530
Cumberland Farms, Inc.
	2,859,614	Term Loan, 2.82%, Maturing September 29, 2013	2,344,883
Harbor Freight Tools USA, Inc.
	6,358,870	Term Loan, 9.58%, Maturing July 15, 2010	5,102,993
Josten’s Corp.
	2,000,000	Revolving Loan, 2.18%, Maturing October 4, 2009(5)	1,450,000
	5,046,422	Term Loan, 2.50%, Maturing October 4, 2011	4,731,020
Mapco Express, Inc.
	2,303,201	Term Loan, 5.75%, Maturing April 28, 2011	1,900,141
Orbitz Worldwide, Inc.
	9,608,700	Term Loan, 3.97%, Maturing July 25, 2014	3,539,201
Oriental Trading Co., Inc.
	13,221,820	Term Loan, 7.50%, Maturing July 31, 2013	7,880,204
	2,000,000	Term Loan — Second Lien, 6.43%, Maturing January 31, 2013	432,500
Rent-A-Center, Inc.
	5,840,244	Term Loan, 2.22%, Maturing November 15, 2012	5,548,232
Rover Acquisition Corp.
	1,950,076	Term Loan, 3.16%, Maturing October 26, 2013	1,762,868
Savers, Inc.
	2,761,675	Term Loan, 3.25%, Maturing August 11, 2012	2,402,657
	3,021,483	Term Loan, 3.25%, Maturing August 11, 2012	2,628,690
The Yankee Candle Company, Inc.
	9,488,884	Term Loan, 3.21%, Maturing February 6, 2014	7,952,871
Vivarte
EUR	4,613,847	Term Loan, 3.02%, Maturing May 29, 2015	3,427,289
EUR	244,128	Term Loan, 3.02%, Maturing May 29, 2015	181,345
EUR	62,776	Term Loan, 3.02%, Maturing May 29, 2015	46,632
EUR	4,613,847	Term Loan, 3.52%, Maturing May 29, 2016	3,454,173
EUR	244,128	Term Loan, 3.52%, Maturing May 29, 2016	182,767
EUR	62,776	Term Loan, 3.52%, Maturing May 29, 2016	46,997

			$61,153,155

Steel — 0.1%

Algoma Acquisition Corp.
	4,295,063	Term Loan, 2.93%, Maturing June 20, 2013	$2,491,137

			$2,491,137

Surface Transport — 0.4%

Delphi Acquisition Holding, Inc.
	1,459,163	Term Loan, 3.22%, Maturing April 10, 2015	$800,107
	1,459,163	Term Loan, 4.10%, Maturing April 10, 2016	800,107
Oshkosh Truck Corp.
	3,435,000	Term Loan, 7.24%, Maturing December 6, 2013	2,836,022
Ozburn-Hessey Holding Co., LLC
	3,853,745	Term Loan, 4.36%, Maturing August 9, 2012	2,986,652
Swift Transportation Co., Inc.
	6,000,000	Term Loan, 3.71%, Maturing May 10, 2012	3,360,000
	5,073,686	Term Loan, 3.81%, Maturing May 10, 2014	3,117,146

			$13,900,034

Telecommunications — 3.1%

Alaska Communications Systems Holdings, Inc.
	2,612,663	Term Loan, 2.97%, Maturing February 1, 2012	$2,402,344
	8,111,697	Term Loan, 2.97%, Maturing February 1, 2012	7,458,706
Asurion Corp.
	19,000,000	Term Loan, 3.78%, Maturing July 13, 2012	16,596,500
	2,000,000	Term Loan — Second Lien, 6.97%, Maturing January 13, 2013	1,540,000
BCM Luxembourg, Ltd.
EUR	2,462,069	Term Loan, 2.85%, Maturing September 30, 2014	2,118,983
EUR	2,462,343	Term Loan, 3.10%, Maturing September 30, 2015	2,119,219
Cellular South, Inc.
	2,981,250	Term Loan, 2.19%, Maturing May 29, 2014	2,720,391
	6,817,310	Term Loan, 2.19%, Maturing May 29, 2014	6,220,795
Centennial Cellular Operating Co., LLC
	4,500,000	Revolving Loan, 3.25%, Maturing February 9, 2010(5)	3,960,000
	9,147,788	Term Loan, 3.22%, Maturing February 9, 2011	9,074,276

See notes to financial statements

28

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Telecommunications (continued)

CommScope, Inc.
	14,220,108	Term Loan, 3.57%, Maturing November 19, 2014	$12,647,008
FairPoint Communications, Inc.
	4,089,827	Term Loan, 5.75%, Maturing March 31, 2015	2,067,637
Intelsat Subsidiary Holding Co.
	7,617,032	Term Loan, 2.99%, Maturing July 3, 2013	7,022,904
Iowa Telecommunications Services
	2,500,000	Term Loan, Maturing November 23, 2011(3)	2,293,750
IPC Systems, Inc.
	8,571,410	Term Loan, 3.47%, Maturing May 31, 2014	4,728,564
GBP	344,865	Term Loan, 3.91%, Maturing May 31, 2014	295,902
Macquarie UK Broadcast Ventures, Ltd.
GBP	6,867,100	Term Loan, 2.85%, Maturing December 26, 2014	7,178,920
NTelos, Inc.
	5,804,855	Term Loan, 2.68%, Maturing August 24, 2011	5,534,930
Palm, Inc.
	5,762,250	Term Loan, 3.94%, Maturing April 24, 2014	3,673,434
Telesat Canada, Inc.
	2,784,109	Term Loan, 3.55%, Maturing October 22, 2014	2,575,880
	239,123	Term Loan, 4.22%, Maturing October 22, 2014	221,238
Windstream Corp.
	4,311,247	Term Loan, 2.07%, Maturing July 17, 2013	4,045,161

			$106,496,542

Utilities — 1.9%

AEI Finance Holding, LLC
	1,604,820	Revolving Loan, 3.44%, Maturing March 30, 2012	$1,043,133
	10,193,864	Term Loan, 4.22%, Maturing March 30, 2014	6,626,012
BRSP, LLC
	12,216,729	Term Loan, 5.55%, Maturing July 13, 2009	10,078,802
Calpine Corp.
	2,000,000	DIP Loan, Maturing March 29, 2014(3)	1,710,626
Covanta Energy Corp.
	4,807,000	Term Loan, 1.98%, Maturing February 9, 2014	4,470,510
	2,909,601	Term Loan, 2.69%, Maturing February 9, 2014	2,705,929
NRG Energy, Inc.
	14,779,707	Term Loan, 2.72%, Maturing June 1, 2014	13,792,851
	7,894,815	Term Loan, 2.82%, Maturing June 1, 2014	7,367,670
NSG Holdings, LLC
	202,483	Term Loan, 2.82%, Maturing June 15, 2014	186,284
	1,274,755	Term Loan, 2.82%, Maturing June 15, 2014	1,172,775
TXU Texas Competitive Electric Holdings Co., LLC
	7,250,327	Term Loan, 3.97%, Maturing October 10, 2014	4,916,215
	15,257,504	Term Loan, 3.97%, Maturing October 10, 2014	10,366,436

			$64,437,243

Total Senior Floating-Rate Interests
(identified cost $4,364,883,842)			$3,225,830,269

Corporate Bonds & Notes — 0.2%

Principal
Amount
(000’s omitted)		Security	Value

Chemicals and Plastics — 0.0%

Wellman Holdings, Inc.
	$1,022	5.00%, 1/29/19(6)	$303,227

			$303,227

Ecological Services and Equipment — 0.0%

Environmental Systems Products Holdings, Inc., Junior Notes
	$1,346	18.00%, 3/31/15(2)(6)	$119,296

			$119,296

Electronics/Electrical — 0.0%

NXP BV/NXP Funding, LLC, Variable Rate
	$6,300	3.881%, 10/15/13	$1,819,125

			$1,819,125

Radio and Television — 0.0%

Paxson Communications Corp., Variable Rate
	$3,000	4.381%, 1/15/12(7)	$795,000

			$795,000

Telecommunications — 0.2%

Qwest Corp., Sr. Notes, Variable Rate
	$5,850	4.57%, 6/15/13	$5,323,500

			$5,323,500

Total Corporate Bonds & Notes
(identified cost $15,562,101)			$8,360,148

See notes to financial statements

29

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Common Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

105,145	Hayes Lemmerz International(9)	$17,770

		$17,770

Chemicals and Plastics — 0.0%

1,022	Wellman Holdings, Inc.(6)(9)	$263,036

		$263,036

Ecological Services and Equipment — 0.0%

2,484	Environmental Systems Products Holdings, Inc.(6)(9)(10)	$0

		$0

Total Common Stocks
(identified cost $1,359,346)		$280,806

Asset Backed Securities — 0.1%

Principal
Amount
(000’s omitted)	Security	Value

$860	Alzette European CLO SA, Series 2004-1A, Class E2, 7.82%, 12/15/20(8)	$68,825
3,190	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 4.826%, 6/15/29(7)(8)	2,974,964
1,029	Avalon Capital Ltd. 3, Series 1A, Class D, 3.199%, 2/24/19(7)(8)	61,742
1,361	Babson Ltd., Series 2005-1A, Class C1, 3.044%, 4/15/19(7)(8)	81,642
1,500	Bryant Park CDO Ltd., Series 2005-1A, Class C, 3.144%, 1/15/19(7)(8)	45,000
1,500	Carlyle High Yield Partners, Series 2004-6A, Class C, 3.678%, 8/11/16(7)(8)	120,000
926	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 6.784%, 3/8/17(8)	55,555
2,000	Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 7.31%, 1/15/18(7)(8)	160,000

Total Asset Backed Securities
(identified cost $12,311,252)		$3,567,728

Preferred Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

350	Hayes Lemmerz International(9)(10)	$382

Ecological Services and Equipment — 0.0%

1,138	Environmental Systems Products Holdings, Inc., Series A(6)(9)(10)	$50,083

Total Preferred Stocks
(identified cost $37,415)		$50,465

Closed-End Investment Companies — 0.0%

Shares	Security	Value

4,000	Pioneer Floating Rate Trust	$32,600

Total Closed-End Investment Companies
(identified cost $72,148)		$32,600

Short-Term Investments — 8.6%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(11)	$294,534	$294,534,134

Total Short-Term Investments
(identified cost $294,534,134)		$294,534,134

Total Investments — 102.6%
(identified cost $4,688,760,238)		$3,532,656,150

Less Unfunded Loan Commitments — (1.1)%		$(37,395,771)

Net Investments — 101.5%
(identified cost $4,651,364,467)		$3,495,260,379

Other Assets, Less Liabilities — (1.5)%		$(52,535,451)

Net Assets — 100.0%		$3,442,724,928

See notes to financial statements

30

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

DIP - Debtor in Possession
REIT - Real Estate Investment Trust
CHF - Swiss Franc
EUR - Euro
GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	This Senior Loan will settle after April 30, 2009, at which time the interest rate will be determined.

(4)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for the description.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $4,307,173 or 0.1% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(9)	Non-income producing security.

(10)	Restricted security. See Note 5.

(11)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

31

Floating Rate Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $4,356,830,333)	$3,200,726,245
Affiliated investment, at value (identified cost, $294,534,134)	294,534,134
Cash	29,000,000
Foreign currency, at value (identified cost, $96,472)	97,004
Receivable for investments sold	36,316,437
Dividends and interest receivable	20,630,776
Interest receivable from affiliated investment	20,776
Receivable for closed swap contracts	32,001
Prepaid expenses	390,202

Total assets	$3,581,747,575

Liabilities

Payable for investments purchased	$135,073,964
Payable for open forward foreign currency contracts	2,143,397
Payable to affiliate for investment adviser fee	1,310,585
Payable to affiliate for Trustees’ fees	4,208
Accrued expenses	490,493

Total liabilities	$139,022,647

Net assets applicable to investors’ interest in Portfolio	$3,442,724,928

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$4,600,182,729
Net unrealized depreciation (computed on the basis of identified cost)	(1,157,457,801)

Total	$3,442,724,928

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest	$102,810,598
Dividends	2,680
Interest income allocated from affiliated investment	439,328
Expenses allocated from affiliated investment	(305,880)

Total investment income	$102,946,726

Expenses

Investment adviser fee	$7,459,243
Trustees’ fees and expenses	25,250
Legal and accounting services	526,504
Custodian fee	424,037
Interest expense and fees	416,709
Miscellaneous	135,240

Total expenses	$8,986,983

Deduct —
Reduction of custodian fee	$5,721

Total expense reductions	$5,721

Net expenses	$8,981,262

Net investment income	$93,965,464

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(106,868,395)
Swap contracts	290,447
Foreign currency and forward foreign currency exchange contract transactions	1,564,877

Net realized loss	$(105,013,071)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$185,991,660
Foreign currency and forward foreign currency exchange contracts	(9,215,499)

Net change in unrealized appreciation (depreciation)	$176,776,161

Net realized and unrealized gain	$71,763,090

Net increase in net assets from operations	$165,728,554

See notes to financial statements

32

Floating Rate Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$93,965,464	$300,321,531
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(105,013,071)	(60,661,120)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, foreign currency and forward foreign currency exchange contracts	176,776,161	(1,233,858,485)

Net increase (decrease) in net assets from operations	$165,728,554	$(994,198,074)

Capital transactions —
Contributions	$924,674,370	$1,218,146,557
Withdrawals	(703,888,344)	(4,019,337,678)

Net increase (decrease) in net assets from capital transactions	$220,786,026	$(2,801,191,121)

Net increase (decrease) in net assets	$386,514,580	$(3,795,389,195)

Net Assets

At beginning of period	$3,056,210,348	$6,851,599,543

At end of period	$3,442,724,928	$3,056,210,348

See notes to financial statements

33

Floating Rate Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction excluding(1)	0.64	%(2)	0.70%	0.58%	0.54%	0.54%	0.56%
Net investment income	6.47	%(2)	6.50%	6.94%	6.44%	4.68%	3.27%
Portfolio Turnover	12	%(3)	7%	61%	50%	57%	67%

Total Return	4.94	%(3)	(22.24)%	4.62%	6.36%	4.77%	3.93%

Net assets, end of period (000’s omitted)	$3,442,725		$3,056,210	$6,851,600	$7,430,493	$6,506,058	$5,389,638

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

34

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Diversified Income Fund and Eaton Vance Low Duration Fund held an interest of 63.9%, 15.7%, 15.1%, 2.7% and 0.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of

35

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

36

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to 2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $7,752,331 of which $293,088 was allocated from Cash Management and $7,459,243 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.53% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out

37

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $423,749,722 and $349,425,306, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,651,598,841

Gross unrealized appreciation	$6,826,622
Gross unrealized depreciation	(1,163,165,084)

Net unrealized depreciation	$(1,156,338,462)

5   Restricted Securities

At April 30, 2009, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$0

			$0		$0

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	1,138	$19,915		$50,083
Hayes Lemmerz International	6/23/03	350	17,500		382

Total Restricted Securities			$37,415		$50,465

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Depreciation

5/29/2009	British Pound Sterling 560,000	United States Dollar 823,452	$(4,962)
5/29/2009	British Pound Sterling 33,520,410	United States Dollar 49,164,386	(422,738)
5/29/2009	Euro 145,496,708	United States Dollar 190,781,104	(1,709,808)
5/29/2009	Swiss Franc 10,812,849	United States Dollar 9,470,998	(5,889)

			$(2,143,397)

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

38

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($1 billion prior to March 23, 2009) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% (0.08% prior to March 23, 2009) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Average borrowings and the average interest rate (annualized) for the six months ended April 30, 2009 were $14,861,878 and 1.79%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to a greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

The Portfolio adopted Financial Accounting Standard Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$294,584,504	$—
Level 2	Other Significant Observable Inputs	3,196,479,222	(2,143,397)
Level 3	Significant Unobservable Inputs	4,196,653	—

Total		$3,495,260,379	$(2,143,397)

*	Other financial instruments are forward foreign currency exchange contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

39

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$7,048,801
Realized gains (losses)	1,997
Change in net unrealized appreciation (depreciation)*	(4,598,666)
Net purchases (sales)	446,211
Accrued discount (premium)	4,621
Net transfers to (from) Level 3	1,293,689

Balance as of April 30, 2009	$4,196,653

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009 *	$(3,259,140)

*	Amount is included in the related amount on investments in the Statement of Operations.

11   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

40

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

41

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Floating Rate Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Floating-Rate Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the experience and abilities of such personnel in analyzing factors such as the special considerations relevant to investing in senior floating-rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and

42

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

43

Eaton Vance Floating-Rate Fund

OFFICERS AND TRUSTEES

Eaton Vance Floating-Rate Fund

Officers Thomas E. Faust Jr. President and Trustee William H. Ahern, Jr. Vice President John R. Baur Vice President	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park

Michael A. Cirami Vice President Cynthia J. Clemson Vice President Charles B. Gaffney Vice President	Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer

44

Eaton Vance Floating-Rate Fund

OFFICERS AND TRUSTEES CONT’D

Floating Rate Portfolio

Officers Scott H. Page President Craig P. Russ Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

45

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Investment Adviser of Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Floating-Rate Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1044-6/09	FRSRC

EatonVance Investment Managers Semiannual Report April 30, 2009 EATON VANCE FLOATING-RATE & HIGH INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

Scott H. Page, CFA	Michael W. Weilheimer, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Craig P. Russ	Thomas J. Huggins, CFA
Co-Portfolio Manager	Co-Portfolio Manager
•	During the six months ending April 30, 2009, credit markets experienced unprecedented volatility during the early part of the period but staged a turnaround in the latter four months. While there was little doubt that a recession would bring higher default rates, it was difficult to reconcile high-yield bond and bank loan prices with market fundamentals during November and December of 2008. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. Despite this, both high-yield bonds and bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets.

•	In the bank loan market, some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. In the final four months of the period, however, the market for bank loans began to recover, and cash was put to work in a sector with no active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold. We are encouraged by these developments and believe they should contribute to improving technicals in our market. Ironically, as performance has improved in 2009, defaults have increased — a trend we expect may continue.

•	In the high-yield market, the selling pressure in the first two months of the period was such that liquidity was sharply lower for higher-quality bonds, and all but disappeared for lower-quality bonds. The market’s decline continued from the one-month record of -16.3% set in October 2008, the worst month in the history of the high-yield market. By mid-December 2009, high-yield spreads exceeded 2,000 basis points (20%) — an unprecedented level. The final four months of the period marked a dramatic turnaround for high-yield bonds, with spreads narrowing to 1,300 basis points (13%) as of April 30, 2009. While November 2008 was one of the worst months in the high-yield market from a performance standpoint, April 2009 was the best on record. Flows into high-yield mutual funds were positive for the period but were most dramatic during the month of April.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund’s1 investment objective is to provide a high level of current income. The Fund currently seeks its objective by investing at least 65% of its total assets in Floating Rate Portfolio and not more than 20% of its total assets in High Income Opportunities Portfolio. The Portfolios are registered investment companies managed by Eaton Vance or its affiliates. As of April 30, 2009, the Fund had 10% of its total assets in High Income Opportunities Portfolio.
Eaton Vance Floating-Rate & High Income Fund
Total Return Performance 10/31/08 – 4/30/09

Advisers Class[2]	4.73%
Class A2	4.78
Class B2	4.36
Class C2	4.36
Class I2	4.84
S&P/LSTA Leveraged Loan Index[3]	5.98

Please refer to page 4 for additional performance information.

[1]	The Fund currently invests in separate registered investment companies, Floating Rate Portfolio and High Income Opportunities Portfolio, which have the same objective and policies as the Fund. References to investments are to the Portfolios’ holdings.

[2]	These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. Advisers Class and Class I shares are offered to investors at net asset value.

[3]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009
INVESTMENT UPDATE
•	Floating Rate Portfolio’s floating-rate loan investments included 438 borrowers as of April 30, 2009, with an average loan size of 0.21% of total investments, and no industry constituting more than 8.2% of total investments. Healthcare, cable and satellite television, and business equipment and services were among the top industry weightings. The Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion. The Portfolio underperformed the S&P/LSTA Leveraged Loan Index primarily because of a slight overweighting to the publishing sector, which has underperformed the overall bank loan market; and its European loan exposure, which detracted from relative performance. On the positive side, the Portfolio’s overweight to the cable and satellite television and business equipment and services industries, both of which performed well, contributed positively to its relative performance.

•	The Portfolio had a 9% exposure to European loans as of April 30, 2009. The Portfolio’s involvement in the European leveraged loan market represented further opportunity for diversification, and while this market was affected slightly more than the U.S. bank loan market by the recent credit market turmoil, we believe it offers attractive appreciation opportunity at current price levels.

•	High Income Opportunities Portfolio underperformed primarily because, during the early part of the period, it was overweighted in B rated bonds and underweighted in BB rated bonds, which outperformed in the difficult market environment. During the first four months of 2009, however, the Portfolio had positive returns. The Portfolio was positioned during the credit crisis in investments that management believed could present unique capital appreciation opportunities. Management’s strategy remained focused on B rated bonds of solid companies, which performed well during the market’s recovery from January through April of 2009. Many of these companies made it through the tumultuous environment better than had been expected. In the first quarter of 2009, management opportunistically invested in higher-quality, investment-grade securities and deeply discounted bank loans. In addition, the Portfolio purchased newly issued securities and added to existing positions — both at extremely attractive yields. The Portfolio’s overweight positions in technology, retail and cable and satellite television helped its performance relative to the Portfolio’s benchmark, as did an underweight to the utilities industry, which did not perform well. The Portfolio’s holdings in the gaming, containers and chemicals industries detracted from performance.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009
FUND STATISTICS
Portfolio Composition
Top Ten Holdings1
By total investments

HCA, Inc.	1.2%
Georgia-Pacific Corp.	1.1
SunGard Data Systems, Inc.	1.0
UPC Broadband Holding B.V.	1.0
Charter Communications Operating, Inc.	1.0
Community Health Systems, Inc.	1.0
Aramark Corp.	1.0
Intelsat Corp.	1.0
Nielsen Finance, LLC	1.0
Univision Communications, Inc.	0.9

[1]	Reflects Floating Rate Portfolio’s investments as of 4/30/09. Holdings are shown as a percentage of Floating Rate Portfolio’s total investments.
Top Five Industries2
By total investments

Healthcare	8.2%
Cable and Satellite Television	7.2
Business Equipment and Services	6.8
Publishing	6.5
Leisure Goods/Activities/Movies	5.3

[2]	Reflects Floating Rate Portfolio’s investments as of 4/30/09. Industries are shown as a percentage of Floating Rate Portfolio’s total investments.
Credit Quality Ratings for
Total Loan Investments3
By total loan investments

Baa	1.4%
Ba	35.4
B	35.4
Caa	7.8
Defaulted	7.3
Non-Rated[4]	12.7

[3]	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects Floating Rate Portfolio’s total loan investments as of 4/30/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[4]	Certain loans in which Floating Rate Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Advisers
	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EAFHX	EVFHX	EBFHX	ECFHX	EIFHX

Average Annual Total Returns (at net asset value)
Six months	4.73%	4.78%	4.36%	4.36%	4.84%
One year	-16.34	-16.26	-16.84	-16.84	-16.03
Five years	-1.00	-0.99	-1.73	-1.71	-0.73
Life of Fund†	1.35	0.29	0.64	0.64	1.59
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six months	4.73%	2.38%	-0.64%	3.36%	4.84%
One year	-16.34	-18.11	-20.78	-17.63	-16.03
Five years	-1.00	-1.44	-2.04	-1.71	-0.73
Life of Fund†	1.35	-0.09	0.64	0.64	1.59

†	Inception Dates — Advisers Class: 9/7/00; Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00

[1]	Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Advisers Class and Class I shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual	Advisers
Operating Expenses[2]	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.22%	1.22%	1.97%	1.97%	0.94%

[2]	From the Fund’s prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate & High Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Advisers Class	$1,000.00	$1,047.30	$6.35
Class A	$1,000.00	$1,047.80	$6.40
Class B	$1,000.00	$1,043.60	$10.18
Class C	$1,000.00	$1,043.60	$10.18
Class I	$1,000.00	$1,048.40	$4.98

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,018.60	$6.26
Class A	$1,000.00	$1,018.50	$6.31
Class B	$1,000.00	$1,014.80	$10.04
Class C	$1,000.00	$1,014.80	$10.04
Class I	$1,000.00	$1,019.90	$4.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Advisers Class shares, 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares and 0.98% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Floating Rate Portfolio, at value
(identified cost, $722,304,243)	$520,180,018
Investment in High Income Opportunities Portfolio, at value
(identified cost, $79,390,003)	55,952,803
Receivable for Fund shares sold	2,094,521

Total assets	$578,227,342

Liabilities

Payable for Fund shares redeemed	$1,150,190
Dividends payable	906,421
Payable to affiliate for distribution and service fee	209,587
Payable to affiliate for administration fee	68,102
Payable to affiliate for Trustees’ fees	42
Accrued expenses	144,606

Total liabilities	$2,478,948

Net Assets	$575,748,394

Sources of Net Assets

Paid-in capital	$920,363,705
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(119,636,866)
Accumulated undistributed net investment income	582,980
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(225,561,425)

Total	$575,748,394

Advisers Class Shares

Net Assets	$161,002,825
Shares Outstanding	23,287,870
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.91

Class A Shares

Net Assets	$147,090,543
Shares Outstanding	20,010,261
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.35
Maximum Offering Price Per Share
(100 ÷ 97.75 of $7.35)	$7.52

Class B Shares

Net Assets	$29,524,446
Shares Outstanding	4,275,089
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.91

Class C Shares

Net Assets	$157,530,431
Shares Outstanding	22,812,875
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.91

Class I Shares

Net Assets	$80,600,149
Shares Outstanding	11,652,109
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.92

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest allocated from Portfolios	$20,572,112
Dividends allocated from Portfolios	16,961
Expenses allocated from Portfolios	(1,743,930)

Net investment income from Portfolios	$18,845,143

Expenses

Administration fee	$395,696
Trustees’ fees and expenses	250
Distribution and service fees
Advisers Class	188,567
Class A	157,054
Class B	173,140
Class C	748,368
Transfer and dividend disbursing agent fees	349,887
Printing and postage	73,315
Registration fees	27,982
Custodian fee	25,923
Legal and accounting services	10,754
Miscellaneous	11,647

Total expenses	$2,162,583

Net investment income	$16,682,560

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(24,551,373)
Swap contracts	(2,218,699)
Foreign currency and forward foreign currency exchange contract transactions	560,828

Net realized loss	$(26,209,244)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$38,262,548
Swap contracts	871,202
Foreign currency and forward foreign currency exchange contracts	(1,508,299)

Net change in unrealized appreciation (depreciation)	$37,625,451

Net realized and unrealized gain	$11,416,207

Net increase in net assets from operations	$28,098,767

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$16,682,560	$55,537,260
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(26,209,244)	(18,021,629)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, foreign currency and forward foreign currency exchange contracts	37,625,451	(238,438,222)

Net increase (decrease) in net assets from operations	$28,098,767	$(200,922,591)

Distributions to shareholders —
From net investment income
Advisers Class	$(4,788,306)	$(16,232,328)
Class A	(3,992,435)	(12,836,517)
Class B	(1,006,891)	(3,656,107)
Class C	(4,260,560)	(13,672,901)
Class I	(2,111,332)	(1,641,115)
Tax return of capital
Advisers Class	—	(2,316,847)
Class A	—	(1,832,162)
Class B	—	(521,838)
Class C	—	(1,951,539)
Class I	—	(234,237)

Total distributions to shareholders	$(16,159,524)	$(54,895,591)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$70,197,417	$213,973,459
Class A	23,461,164	48,229,120
Class B	367,643	1,344,757
Class C	7,729,328	21,330,674
Class I	67,950,899	23,729,442
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	2,918,391	14,535,766
Class A	2,757,549	10,824,961
Class B	639,266	2,659,315
Class C	2,819,045	10,491,392
Class I	752,240	1,411,512
Cost of shares redeemed
Advisers Class	(69,441,471)	(465,669,578)
Class A	(35,297,926)	(215,220,489)
Class B	(7,416,879)	(30,030,221)
Class C	(31,222,078)	(156,998,783)
Class I	(16,371,857)	(33,865,338)
Net asset value of shares exchanged
Class A	9,810,080	5,920,180
Class B	(9,810,080)	(5,920,180)
Redemption fees	313,140	791,757

Net increase (decrease) in net assets from Fund share transactions	$20,155,871	$(552,462,254)

Net increase (decrease) in net assets	$32,095,114	$(808,280,436)

	Six Months Ended
	April 30, 2009	Year Ended
Net Assets	(Unaudited)	October 31, 2008

At beginning of period	$543,653,280	$1,351,933,716

At end of period	$575,748,394	$543,653,280

Accumulated undistributed net investment income included in net assets

At end of period	$582,980	$59,944

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$6.810		$9.450	$9.690	$9.680	$9.710	$9.610

Income (loss) from operations

Net investment income(1)	$0.207		$0.551	$0.639	$0.597	$0.451	$0.347
Net realized and unrealized gain (loss)	0.090		(2.662)	(0.233)	0.014	(0.031)	0.103

Total income (loss) from operations	$0.297		$(2.111)	$0.406	$0.611	$0.420	$0.450

Less distributions

From net investment income	$(0.201)		$(0.469)	$(0.647)	$(0.601)	$(0.451)	$(0.350)
Tax return of capital	—		(0.068)	—	—	—	—

Total distributions	$(0.201)		$(0.537)	$(0.647)	$(0.601)	$(0.451)	$(0.350)

Redemption fees	$0.004		$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)

Net asset value — End of period	$6.910		$6.810	$9.450	$9.690	$9.680	$9.710

Total Return(3)	4.73	%(7)	(23.29)%	4.29%	6.49%	4.42%	4.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$161,003		$154,101	$469,777	$841,865	$710,286	$474,219
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.25	%(6)	1.22%	1.08%	1.05%	1.05%	1.06%
Net investment income	6.55	%(6)	6.28%	6.63%	6.16%	4.65%	3.59%
Portfolio Turnover of Floating Rate Portfolio	12	%(7)	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	32	%(7)	48%	81%	62%	62%	80%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$7.240		$10.050	$10.300	$10.290	$10.320	$10.220

Income (loss) from operations

Net investment income(1)	$0.221		$0.591	$0.680	$0.631	$0.475	$0.363
Net realized and unrealized gain (loss)	0.098		(2.838)	(0.243)	0.018	(0.027)	0.109

Total income (loss) from operations	$0.319		$(2.247)	$0.437	$0.649	$0.448	$0.472

Less distributions

From net investment income	$(0.213)		$(0.498)	$(0.688)	$(0.639)	$(0.479)	$(0.372)
Tax return of capital	—		(0.073)	—	—	—	—

Total distributions	$(0.213)		$(0.571)	$(0.688)	$(0.639)	$(0.479)	$(0.372)

Redemption fees	$0.004		$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)

Net asset value — End of period	$7.350		$7.240	$10.050	$10.300	$10.290	$10.320

Total Return(3)	4.78	%(7)	(23.31)%	4.35%	6.49%	4.43%	4.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$147,091		$144,591	$361,138	$423,214	$474,435	$431,257
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.26	%(6)	1.22%	1.09%	1.05%	1.05%	1.07%
Net investment income	6.57	%(6)	6.35%	6.63%	6.13%	4.60%	3.52%
Portfolio Turnover of Floating Rate Portfolio	12	%(7)	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	32	%(7)	48%	81%	62%	62%	80%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$6.810		$9.450	$9.680	$9.680	$9.700	$9.600

Income (loss) from operations

Net investment income(1)	$0.188		$0.487	$0.567	$0.520	$0.373	$0.275
Net realized and unrealized gain (loss)	0.086		(2.661)	(0.223)	0.008	(0.017)	0.102

Total income (loss) from operations	$0.274		$(2.174)	$0.344	$0.528	$0.356	$0.377

Less distributions

From net investment income	$(0.178)		$(0.414)	$(0.575)	$(0.528)	$(0.377)	$(0.277)
Tax return of capital	—		(0.060)	—	—	—	—

Total distributions	$(0.178)		$(0.474)	$(0.575)	$(0.528)	$(0.377)	$(0.277)

Redemption fees	$0.004		$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)

Net asset value — End of period	$6.910		$6.810	$9.450	$9.680	$9.680	$9.700

Total Return(3)	4.36	%(7)	(23.84)%	3.63%	5.60%	3.74%	3.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,524		$46,480	$99,812	$134,213	$163,795	$182,045
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.01	%(6)	1.97%	1.84%	1.80%	1.80%	1.82%
Net investment income	5.97	%(6)	5.58%	5.88%	5.37%	3.84%	2.84%
Portfolio Turnover of Floating Rate Portfolio	12	%(7)	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	32	%(7)	48%	81%	62%	62%	80%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$6.810		$9.450	$9.680	$9.680	$9.700	$9.600

Income (loss) from operations

Net investment income(1)	$0.185		$0.488	$0.566	$0.521	$0.374	$0.273
Net realized and unrealized gain (loss)	0.089		(2.663)	(0.222)	0.007	(0.018)	0.104

Total income (loss) from operations	$0.274		$(2.175)	$0.344	$0.528	$0.356	$0.377

Less distributions

From net investment income	$(0.178)		$(0.413)	$(0.575)	$(0.528)	$(0.377)	$(0.277)
Tax return of capital	—		(0.060)	—	—	—	—

Total distributions	$(0.178)		$(0.473)	$(0.575)	$(0.528)	$(0.377)	$(0.277)

Redemption fees	$0.004		$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)

Net asset value — End of period	$6.910		$6.810	$9.450	$9.680	$9.680	$9.700

Total Return(3)	4.36	%(7)	(23.84)%	3.63%	5.59%	3.74%	3.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$157,530		$177,628	$383,163	$445,987	$525,843	$513,459
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.01	%(6)	1.97%	1.84%	1.80%	1.80%	1.82%
Net investment income	5.87	%(6)	5.59%	5.88%	5.38%	3.85%	2.83%
Portfolio Turnover of Floating Rate Portfolio	12	%(7)	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	32	%(7)	48%	81%	62%	62%	80%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$6.820		$9.460	$9.690	$9.690	$9.710	$9.610

Income (loss) from operations

Net investment income(1)	$0.206		$0.563	$0.664	$0.623	$0.474	$0.373
Net realized and unrealized gain (loss)	0.098		(2.652)	(0.225)	0.003	(0.020)	0.102

Total income (loss) from operations	$0.304		$(2.089)	$0.439	$0.626	$0.454	$0.475

Less distributions

From net investment income	$(0.208)		$(0.490)	$(0.670)	$(0.626)	$(0.475)	$(0.375)
Tax return of capital	—		(0.069)	—	—	—	—

Total distributions	$(0.208)		$(0.559)	$(0.670)	$(0.626)	$(0.475)	$(0.375)

Redemption fees	$0.004		$0.008	$0.001	$0.000 (2)	$0.001	$0.000 (2)

Net asset value — End of period	$6.920		$6.820	$9.460	$9.690	$9.690	$9.710

Total Return(3)	4.84	%(7)	(23.06)%	4.65%	6.65%	4.78%	5.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$80,600		$20,854	$38,044	$52,730	$37,200	$23,618
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.98	%(6)	0.94%	0.84%	0.80%	0.80%	0.82%
Net investment income	6.55	%(6)	6.47%	6.88%	6.42%	4.88%	3.85%
Portfolio Turnover of Floating Rate Portfolio	12	%(7)	7%	61%	50%	57%	67%
Portfolio Turnover of High Income Opportunities Portfolio	32	%(7)	48%	81%	62%	62%	80%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Opportunities Portfolio (15.1% and 10.7%, respectively, at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of the High Income Opportunities Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $92,476,894 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($4,933,389), October 31, 2010 ($16,168,986), October 31, 2011 ($2,993,864), October 31, 2012 ($2,290,023), October 31, 2013 ($2,252,412), October 31, 2015 ($3,277,415) and October 31, 2016 ($60,560,805).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $395,696. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $19,345 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $1,325 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers Plan and the Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $188,567 for Advisers Class shares and $157,054 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan)

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $129,855 and $561,276 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,842,000 and $61,331,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $43,285 and $187,092 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $38,000, $54,000 and $9,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Floating Rate Portfolio	$66,766,188	$68,475,145
High Income Opportunities Portfolio	8,252,001	8,463,220

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Advisers Class	(Unaudited)	October 31, 2008

Sales	11,256,507	24,724,387
Issued to shareholders electing to receive payments of distributions in Fund shares	461,379	1,670,279
Redemptions	(11,048,936)	(53,470,270)

Net increase (decrease)	668,950	(27,075,604)

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	3,454,632	5,204,117
Issued to shareholders electing to receive payments of distributions in Fund shares	409,646	1,177,545
Redemptions	(5,265,589)	(23,010,207)
Exchange from Class B shares	1,448,544	660,099

Net (increase) decrease	47,233	(15,968,446)

Eaton Vance Floating-Rate & High Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	57,954	153,715
Issued to shareholders electing to receive payments of distributions in Fund shares	101,494	308,743
Redemptions	(1,173,343)	(3,497,541)
Exchange to Class A shares	(1,539,391)	(701,040)

Net decrease	(2,553,286)	(3,736,123)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	1,231,750	2,434,136
Issued to shareholders electing to receive payments of distributions in Fund shares	446,072	1,217,278
Redemptions	(4,966,041)	(18,115,003)

Net decrease	(3,288,219)	(14,463,589)

	Six Months Ended
	April 30, 2009	Year Ended
Class I	(Unaudited)	October 31, 2008

Sales	11,088,573	2,760,229
Issued to shareholders electing to receive payments of distributions in Fund shares	118,376	165,871
Redemptions	(2,614,682)	(3,889,273)

Net increase (decrease)	8,592,267	(963,173)

For the six months ended April 30, 2009 and year ended October 31, 2008, the Fund received $313,140 and $791,757, respectively, in redemption fees.

8   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At April 30, 2009 and October 31, 2008, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 93.7%(1)

Principal
Amount*		Borrower/Tranche Description	Value

Aerospace and Defense — 1.9%

AWAS Capital, Inc.
	6,238,412	Term Loan, 3.00%, Maturing March 22, 2013	$4,429,273
CACI International, Inc.
	4,995,482	Term Loan, 2.22%, Maturing May 3, 2011	4,814,396
DAE Aviation Holdings, Inc.
	574,468	Term Loan, 4.39%, Maturing July 31, 2014	338,936
	564,875	Term Loan, 4.79%, Maturing July 31, 2014	333,276
Evergreen International Aviation
	6,510,665	Term Loan, 9.00%, Maturing October 31, 2011	3,426,238
Hawker Beechcraft Acquisition
	19,053,597	Term Loan, 3.22%, Maturing March 26, 2014	9,971,376
	1,237,644	Term Loan, 3.22%, Maturing March 26, 2014	647,700
Hexcel Corp.
	6,112,803	Term Loan, 3.34%, Maturing March 1, 2012	5,623,779
IAP Worldwide Services, Inc.
	3,310,855	Term Loan, 8.25%, Maturing December 30, 2012(2)	1,903,742
PGS Solutions, Inc.
	1,919,717	Term Loan, 3.50%, Maturing February 14, 2013	1,622,161
Spirit AeroSystems, Inc.
	3,767,761	Term Loan, 2.89%, Maturing December 31, 2011	3,466,340
TransDigm, Inc.
	9,650,000	Term Loan, 3.23%, Maturing June 23, 2013	8,886,038
Vought Aircraft Industries, Inc.
	10,000,000	Revolving Loan, 2.70%, Maturing December 22, 2009	7,125,000
	6,212,769	Term Loan, 2.93%, Maturing December 17, 2011	4,915,854
	2,666,667	Term Loan, 3.01%, Maturing December 17, 2011	1,933,333
	1,985,900	Term Loan, 7.50%, Maturing December 22, 2011	1,671,467
Wesco Aircraft Hardware Corp.
	4,132,319	Term Loan, 2.68%, Maturing September 29, 2013(3)	3,429,825

			$64,538,734

Air Transport — 1.0%

Delta Air Lines, Inc.

	9,928,000	Term loan, 4.51%, Maturing April 30, 2012	$6,731,184
	5,444,584	Term Loan — Second Lien, 3.74%, Maturing April 30, 2014	2,815,302
Northwest Airlines, Inc.
	25,758,158	DIP Loan, 2.46%, Maturing August 21, 2009	23,874,593

			$33,421,079

Automotive — 3.4%

Accuride Corp.
	11,097,001	Term Loan, 8.00%, Maturing January 31, 2012	$6,789,978
Adesa, Inc.
	21,183,104	Term Loan, 3.10%, Maturing October 18, 2013	17,772,624
Allison Transmission, Inc.
	6,702,044	Term Loan, 3.22%, Maturing September 30, 2014	4,838,500
Chrysler Financial
	4,465,995	Term Loan, 4.45%, Maturing August 1, 2014	3,317,596
CSA Acquisition Corp.
	1,906,967	Term Loan, 3.75%, Maturing December 23, 2011	629,299
	2,581,474	Term Loan, 3.75%, Maturing December 23, 2011	851,886
	2,310,750	Term Loan, 3.75%, Maturing December 23, 2012	762,548
Dayco Products, LLC
	8,179,702	Term Loan, 0.00%, Maturing June 21, 2011(4)	1,251,494
Federal-Mogul Corp.
	9,952,201	Term Loan, 2.43%, Maturing December 27, 2014	5,689,345
	7,874,811	Term Loan, 2.39%, Maturing December 27, 2015	4,501,769
Financiere Truck (Investissement)
EUR	1,110,579	Term Loan, 3.78%, Maturing February 15, 2012	653,886
Ford Motor Co.
	10,000,000	Revolving Loan, 3.31%, Maturing December 15, 2013(5)	5,092,500
	6,998,666	Term Loan, 3.69%, Maturing December 15, 2013	4,433,018
Fraikin, Ltd.
GBP	1,392,962	Term Loan, 3.21%, Maturing February 15, 2012(5)	906,698
GBP	1,612,016	Term Loan, 3.78%, Maturing February 15, 2012(5)	1,049,284
General Motors Corp.
	4,500,000	Term Loan, Maturing July 20, 2011(3)	2,466,563
	10,303,938	Term Loan, 8.00%, Maturing November 29, 2013	6,774,839
Goodyear Tire & Rubber Co.
	24,755,707	Term Loan — Second Lien, 2.19%, Maturing April 30, 2010	20,799,225
HLI Operating Co., Inc.
EUR	425,455	Term Loan, 9.50%, Maturing May 30, 2014	222,353
EUR	7,245,491	Term Loan, 9.50%, Maturing May 30, 2014	3,786,671
Keystone Automotive Operations, Inc.
	6,876,458	Term Loan, 4.33%, Maturing January 12, 2012	2,870,921
Locafroid Services S.A.S.
EUR	1,666,405	Term Loan, 3.78%, Maturing February 15, 2012(5)	981,145
Tenneco Automotive, Inc.
	5,050,000	Term Loan, 5.50%, Maturing March 17, 2014	2,840,625
TriMas Corp.
	893,750	Term Loan, 2.75%, Maturing August 2, 2011	766,391
	8,001,094	Term Loan, 3.09%, Maturing August 2, 2013	6,860,938
TRW Automotive, Inc.
	8,104,714	Term Loan, 2.00%, Maturing February 2, 2014	5,443,669

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Automotive (continued)

United Components, Inc.
	7,501,299	Term Loan, 3.50%, Maturing June 30, 2010	$5,663,481

			$118,017,246

Beverage and Tobacco — 0.2%

Culligan International Co.
	12,335,818	Term Loan, 3.00%, Maturing November 24, 2014	$6,414,625
Van Houtte, Inc.
	855,911	Term Loan, 3.72%, Maturing July 11, 2014	697,567
	116,715	Term Loan, 3.72%, Maturing July 11, 2014	95,123

			$7,207,315

Brokers, Dealers and Investment Houses — 0.3%

AmeriTrade Holding Corp.
	9,445,522	Term Loan, 1.95%, Maturing December 31, 2012	$8,961,439

			$8,961,439

Building and Development — 3.5%

401 North Wabash Venture, LLC
	5,488,425	Term Loan, 9.57%, Maturing November 7, 2009(5)	$4,116,319
AIMCO Properties, L.P.
	9,378,906	Term Loan, 1.96%, Maturing March 23, 2011	8,253,438
Beacon Sales Acquisition, Inc.
	4,359,478	Term Loan, 3.13%, Maturing September 30, 2013	3,563,874
Brickman Group Holdings, Inc.
	5,830,004	Term Loan, 2.43%, Maturing January 23, 2014	5,093,966
Building Materials Corp. of America
	3,581,803	Term Loan, 3.25%, Maturing February 22, 2014	2,699,784
Capital Automotive (REIT)
	4,788,753	Term Loan, 2.26%, Maturing December 16, 2010	3,148,605
Contech Construction Products
	1,821,954	Term Loan, 2.47%, Maturing January 13, 2013	938,876
Epco/Fantome, LLC
	9,460,000	Term Loan, 3.06%, Maturing November 23, 2010	7,236,900
Financiere Daunou S.A.
	1,664,521	Term Loan, 3.94%, Maturing May 31, 2015	542,010
EUR	1,067,260	Term Loan, 5.16%, Maturing May 31, 2015	478,935
EUR	2,613,290	Term Loan, 5.16%, Maturing May 31, 2015	1,172,719
	2,452,266	Term Loan, 4.19%, Maturing February 28, 2016	798,519
EUR	1,246,799	Term Loan, 5.41%, Maturing February 28, 2016	559,503
EUR	2,423,776	Term Loan, 5.41%, Maturing February 28, 2016	1,087,674
Forestar USA Real Estate Group, Inc.
	10,622,652	Revolving Loan, 4.38%, Maturing December 1, 2010(5)	8,763,688
	5,625,000	Term Loan, 4.44%, Maturing December 1, 2010	4,640,625
Hearthstone Housing Partners II, LLC
	9,780,000	Revolving Loan, 3.26%, Maturing December 1, 2009(5)	4,880,220
Hovstone Holdings, LLC
	4,260,000	Term Loan, 5.50%, Maturing July 1, 2009(6)	1,713,798
LNR Property Corp.
	9,154,000	Term Loan, 4.00%, Maturing July 3, 2011	4,888,236
Mueller Water Products, Inc.
	8,811,589	Term Loan, 2.66%, Maturing May 24, 2014	7,445,792
NCI Building Systems, Inc.
	5,975,136	Term Loan, 1.95%, Maturing June 18, 2010	4,809,985
November 2005 Land Investors
	609,682	Term Loan, 6.43%, Maturing May 9, 2011(2)	304,841
Panolam Industries Holdings, Inc.
	2,925,967	Term Loan, 5.00%, Maturing September 30, 2012	1,682,431
Realogy Corp.
	2,831,666	Term Loan, 4.18%, Maturing September 1, 2014	1,845,640
	10,518,058	Term Loan, 4.18%, Maturing September 1, 2014	6,855,523
Shea Capital I, LLC
	6,915	Term Loan, 4.50%, Maturing October 27, 2011	4,668
South Edge, LLC
	8,794,643	Term Loan, 0.00%, Maturing October 31, 2009(4)	1,597,696
Standard Pacific Corp.
	4,680,000	Term Loan, 3.00%, Maturing May 5, 2013	2,402,398
TRU 2005 RE Holding Co.
	19,564,804	Term Loan, 3.51%, Maturing December 9, 2009	12,374,739
United Subcontractors, Inc.
	6,019,996	Term Loan — Second Lien, 11.69%, Maturing June 27, 2013(2)(6)	397,320
WCI Communities, Inc.
	18,240,601	Term Loan, 5.75%, Maturing December 23, 2010	8,139,868
Wintergames Acquisition ULC
	12,912,849	Term Loan, 7.93%, Maturing October 22, 2013	8,716,173

			$121,154,763

Business Equipment and Services — 7.0%

ACCO Brands Corp.
	5,207,841	Term Loan, 7.75%, Maturing August 17, 2012	$3,306,979
Activant Solutions, Inc.
	6,650,810	Term Loan, 2.94%, Maturing May 1, 2013	4,566,892
Acxiom Corp.
	9,641,555	Term Loan, 2.60%, Maturing September 15, 2012	8,966,646
Affiliated Computer Services
	5,901,750	Term Loan, 2.44%, Maturing March 20, 2013	5,578,794
	10,088,712	Term Loan, 2.46%, Maturing March 20, 2013	9,536,637

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Affinion Group, Inc.
	10,848,480	Term Loan, 3.73%, Maturing October 17, 2012	$9,546,663
Education Management, LLC
	11,361,536	Term Loan, 3.00%, Maturing June 1, 2013	10,237,550
Info USA, Inc.
	889,713	Term Loan, 3.22%, Maturing February 14, 2012	718,443
	1,959,815	Term Loan, 3.22%, Maturing February 14, 2012	1,582,550
Information Resources, Inc.
	4,445,690	Term Loan, 3.00%, Maturing May 7, 2014	3,701,037
Intergraph Corp.
	3,349,524	Term Loan, 3.26%, Maturing May 29, 2014	3,064,814
iPayment, Inc.
	12,366,293	Term Loan, 2.89%, Maturing May 10, 2013	8,409,080
Kronos, Inc.
	8,517,947	Term Loan, 3.47%, Maturing June 11, 2014	6,345,871
Language Line, Inc.
	6,435,271	Term Loan, 4.47%, Maturing June 11, 2011	5,663,039
Mitchell International, Inc.
	2,000,000	Term Loan, 3.25%, Maturing March 28, 2014	1,560,000
N.E.W. Holdings I, LLC
	9,166,556	Term Loan, 3.47%, Maturing May 22, 2014	6,393,672
Protection One, Inc.
	10,628,919	Term Loan, 2.68%, Maturing March 31, 2012	8,379,128
Quintiles Transnational Corp.
	10,056,346	Term Loan, 2.92%, Maturing March 31, 2013	9,201,557
Sabre, Inc.
	30,769,734	Term Loan, 3.07%, Maturing September 30, 2014	17,131,049
Safenet, Inc.
	3,930,000	Term Loan, 2.96%, Maturing April 12, 2014	2,809,950
Serena Software, Inc.
	5,060,636	Term Loan, 2.92%, Maturing March 10, 2013	3,624,680
Sitel (Client Logic)
	5,865,854	Term Loan, 6.42%, Maturing January 29, 2014	3,666,159
EUR	941,032	Term Loan, 6.47%, Maturing January 29, 2014	747,048
Solera Holdings, LLC
EUR	2,984,394	Term Loan, 3.44%, Maturing May 15, 2014	3,435,327
Solera Nederland Holdings
	3,774,691	Term Loan, 3.13%, Maturing May 15, 2014	3,331,165
SunGard Data Systems, Inc.
	37,268,438	Term Loan, 2.67%, Maturing February 11, 2013	33,639,946
	3,457,625	Term Loan, 6.75%, Maturing February 28, 2014	3,409,464
TDS Investor Corp.
	10,807,500	Term Loan, 2.68%, Maturing August 23, 2013	7,403,138
	13,317,413	Term Loan, 2.97%, Maturing August 23, 2013	8,985,551
	2,672,147	Term Loan, 3.47%, Maturing August 23, 2013	1,802,956
EUR	2,105,820	Term Loan, 3.78%, Maturing August 23, 2013	1,801,750
Transaction Network Services, Inc.
	4,404,128	Term Loan, 2.49%, Maturing May 4, 2012	4,158,233
Valassis Communications, Inc.
	740,100	Term Loan, 2.18%, Maturing March 2, 2014	634,636
	4,386,863	Term Loan, 2.18%, Maturing March 2, 2014	3,761,735
VWR International, Inc.
	14,675,000	Term Loan, 2.93%, Maturing June 28, 2013	11,862,287
West Corp.
	23,975,483	Term Loan, 2.83%, Maturing October 24, 2013	20,295,918

			$239,260,344

Cable and Satellite Television — 7.4%

Atlantic Broadband Finance, LLC
	9,803,139	Term Loan, 3.47%, Maturing February 10, 2011	$8,896,349
Bresnan Broadband Holdings, LLC
	1,500,000	Term Loan, 3.05%, Maturing March 29, 2014	1,378,751
	15,551,500	Term Loan, 3.24%, Maturing March 29, 2014	14,294,426
Cequel Communications, LLC
	33,854,603	Term Loan, 2.48%, Maturing November 5, 2013	30,773,834
Charter Communications Operating, Inc.
	42,936,110	Term Loan, 4.69%, Maturing April 28, 2013	36,334,683
CSC Holdings, Inc.
	14,843,500	Term Loan, 2.20%, Maturing March 29, 2013	13,771,992
CW Media Holdings, Inc.
	4,987,342	Term Loan, 4.47%, Maturing February 15, 2015	4,041,308
DirectTV Holdings, LLC
	1,985,000	Term Loan, 5.25%, Maturing April 13, 2013	1,936,616
Foxco Acquisition Sub., LLC
	4,556,907	Term Loan, 7.25%, Maturing July 2, 2015	2,802,498
Insight Midwest Holdings, LLC
	25,316,250	Term Loan, 2.50%, Maturing April 6, 2014	23,259,305
MCC Iowa, LLC
	758,563	Term Loan, 1.83%, Maturing March 31, 2010	737,702
	7,695,127	Term Loan, 2.08%, Maturing January 31, 2015	6,867,901
	7,820,000	Term Loan, 2.08%, Maturing January 31, 2015	6,979,350
Mediacom Illinois, LLC
	1,740,000	Term Loan, 1.58%, Maturing September 30, 2012	1,513,800
	14,248,506	Term Loan, 1.83%, Maturing January 31, 2015	12,752,413
NTL Investment Holdings, Ltd.
	7,993,878	Term Loan, 4.60%, Maturing March 30, 2012	7,474,276
GBP	3,500,000	Term Loan, 4.92%, Maturing March 30, 2013	4,021,368
ProSiebenSat.1 Media AG
EUR	2,019,706	Term Loan, 4.59%, Maturing March 2, 2015	434,244
EUR	600,197	Term Loan, 3.75%, Maturing June 26, 2015	507,953
EUR	12,586,345	Term Loan, 3.75%, Maturing June 26, 2015	10,651,970
EUR	2,019,706	Term Loan, 4.84%, Maturing March 2, 2016	434,244

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

UPC Broadband Holding B.V.
EUR	24,554,835	Term Loan, 3.14%, Maturing October 16, 2011	$26,647,947
	10,925,000	Term Loan, 2.32%, Maturing December 31, 2014	10,119,281
Virgin Media Investment Holding
GBP	1,130,170	Term Loan, 5.31%, Maturing March 30, 2012	1,386,438
GBP	2,224,230	Term Loan, 5.39%, Maturing March 30, 2012	2,728,576
GBP	3,637,947	Term Loan, 5.39%, Maturing March 30, 2012	4,462,855
YPSO Holding SA
EUR	10,915,016	Term Loan, 3.69%, Maturing July 28, 2014	9,675,910
EUR	4,212,294	Term Loan, 3.69%, Maturing July 28, 2014	3,734,101
EUR	6,872,691	Term Loan, 3.69%, Maturing July 28, 2014	6,092,482

			$254,712,573

Chemicals and Plastics — 4.6%

Arizona Chemical, Inc.
EUR	2,828,359	Term Loan, 3.78%, Maturing February 28, 2013	$3,068,605
Brenntag Holding GmbH and Co. KG
	3,043,636	Term Loan, 2.50%, Maturing December 23, 2013	2,465,345
	9,036,364	Term Loan, 3.18%, Maturing December 23, 2013	7,319,455
EUR	3,511,248	Term Loan, 4.57%, Maturing December 23, 2013	3,689,487
EUR	770,053	Term Loan — Second Lien, 5.65%, Maturing June 23, 2015	577,353
EUR	229,947	Term Loan — Second Lien, 5.65%, Maturing June 23, 2015	172,404
Celanese Holdings, LLC
EUR	980,000	Term Loan, 3.26%, Maturing April 6, 2011	1,137,800
	10,175,806	Term Loan, 2.94%, Maturing April 2, 2014	9,058,778
	15,511,800	Term Loan, 2.94%, Maturing April 2, 2014	13,809,023
Cognis GmbH
EUR	4,276,426	Term Loan, 3.65%, Maturing September 15, 2013	4,243,604
EUR	1,248,574	Term Loan, 3.65%, Maturing September 15, 2013	1,229,079
Columbian Chemicals Acquisition
	4,029,311	Term Loan, 4.47%, Maturing March 16, 2013	2,518,319
Ferro Corp.
	13,591,267	Term Loan, 7.10%, Maturing June 6, 2012	9,683,778
First Chemical Holding
EUR	575,045	Term Loan, 4.56%, Maturing December 18, 2014	233,008
EUR	575,045	Term Loan, 5.06%, Maturing December 18, 2015	233,008
Foamex, L.P.
	3,654,707	Term Loan, 0.00%, Maturing February 12, 2013(4)	1,053,773
Georgia Gulf Corp.
	5,086,405	Term Loan, 8.91%, Maturing October 3, 2013	3,289,210
Hexion Specialty Chemicals, Inc.
EUR	1,110,671	Term Loan, 3.78%, Maturing May 5, 2012	646,593
	2,494,230	Term Loan, 3.44%, Maturing May 5, 2013	1,259,586
	15,236,752	Term Loan, 3.50%, Maturing May 5, 2013	7,553,071
	3,309,361	Term Loan, 3.50%, Maturing May 5, 2013	1,640,496
	9,700,000	Term Loan, 3.85%, Maturing May 5, 2013	4,656,000
Huntsman International, LLC
	13,096,110	Term Loan, 2.18%, Maturing August 16, 2012	10,869,771
INEOS Group
EUR	560,805	Term Loan, 6.21%, Maturing December 14, 2011	405,009
EUR	561,829	Term Loan, 6.71%, Maturing December 14, 2011	405,748
	4,339,156	Term Loan, 7.00%, Maturing December 14, 2012	2,451,623
	9,968,040	Term Loan, 7.50%, Maturing December 14, 2013	5,349,518
	9,968,041	Term Loan, 8.00%, Maturing December 14, 2014	5,349,518
Innophos, Inc.
	3,464,969	Term Loan, 3.43%, Maturing August 10, 2010	3,265,733
ISP Chemco, Inc.
	8,559,506	Term Loan, 2.63%, Maturing June 4, 2014	7,794,500
Kranton Polymers, LLC
	9,781,849	Term Loan, 3.25%, Maturing May 12, 2013	6,661,439
Lucite International Group Holdings
	4,752,630	Term Loan, 2.68%, Maturing July 7, 2013	4,610,051
	1,683,000	Term Loan, 2.68%, Maturing July 7, 2013	1,632,510
MacDermid, Inc.
	3,329,838	Term Loan, 2.43%, Maturing April 12, 2014	2,078,375
Millenium Inorganic Chemicals
	6,678,506	Term Loan, 3.47%, Maturing April 30, 2014	4,341,029
Momentive Performance Material
	4,900,000	Term Loan, 2.40%, Maturing December 4, 2013	3,301,375
Propex Fabrics, Inc.
	4,635,016	Term Loan, 7.25%, Maturing July 31, 2012(2)	730,015
Rockwood Specialties Group, Inc.
EUR	712,271	Term Loan, 2.71%, Maturing July 30, 2011	829,317
	19,670,737	Term Loan, 2.18%, Maturing December 10, 2012	17,745,818
Solo Cup Co.
	1,804,190	Term Loan, 4.72%, Maturing February 27, 2011	1,694,811
TPG Spring UK, Ltd.
EUR	2,316,194	Term Loan, 0.00%, Maturing June 27, 2013(2)(4)	363,150
EUR	2,319,064	Term Loan, 0.00%, Maturing June 27, 2013(2)(4)	363,600

			$159,780,685

Clothing/Textiles — 0.5%

Hanesbrands, Inc.
	7,796,641	Term Loan, 5.80%, Maturing September 5, 2013	$7,639,086
	5,000,000	Term Loan — Second Lien, 4.84%, Maturing March 5, 2014	4,525,000
St. John Knits International, Inc.
	4,060,501	Term Loan, 9.00%, Maturing March 23, 2012	2,740,838

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Clothing/Textiles (continued)

The William Carter Co.
	2,312,501	Term Loan, 2.01%, Maturing July 14, 2012	$2,196,876

			$17,101,800

Conglomerates — 2.7%

Amsted Industries, Inc.
	9,548,448	Term Loan, 3.15%, Maturing October 15, 2010	$8,736,830
	6,316,419	Term Loan, 3.24%, Maturing April 5, 2013	5,779,523
Doncasters (Dunde HoldCo 4 Ltd.)
	3,896,883	Term Loan, 2.99%, Maturing July 13, 2015	2,279,677
GBP	727,123	Term Loan, 3.48%, Maturing July 13, 2015	656,158
	3,896,883	Term Loan, 3.49%, Maturing July 13, 2015	2,279,677
GBP	727,123	Term Loan, 3.98%, Maturing July 13, 2015	656,158
Jarden Corp.
	10,931,691	Term Loan, 2.97%, Maturing January 24, 2012	10,499,889
	4,494,589	Term Loan, 2.97%, Maturing January 24, 2012	4,317,053
	1,990,357	Term Loan, 3.72%, Maturing January 24, 2012	1,932,304
Johnson Diversey, Inc.
	2,003,022	Term Loan, 3.18%, Maturing December 16, 2010	1,897,863
	7,976,105	Term Loan, 3.18%, Maturing December 16, 2011	7,557,360
Polymer Group, Inc.
	1,000,000	Revolving Loan, 0.00%, Maturing November 22, 2010(5)	850,000
	16,772,470	Term Loan, 3.21%, Maturing November 22, 2012	14,508,187
RBS Global, Inc.
	2,248,250	Term Loan, 2.44%, Maturing July 19, 2013	1,778,928
	11,485,246	Term Loan, 3.36%, Maturing July 19, 2013	9,145,127
RGIS Holdings, LLC
	14,577,649	Term Loan, 3.45%, Maturing April 30, 2014	10,908,936
	728,882	Term Loan, 3.72%, Maturing April 30, 2014	545,447
The Manitowoc Company, Inc.
	5,187,000	Term Loan, 6.50%, Maturing August 21, 2014	3,983,616
US Investigations Services, Inc.
	1,960,001	Term Loan, 3.98%, Maturing February 21, 2015	1,603,933
Vertrue, Inc.
	2,448,926	Term Loan, 4.22%, Maturing August 16, 2014	1,824,450

			$91,741,116

Containers and Glass Products — 3.5%

Berry Plastics Corp.
	20,497,191	Term Loan, 2.47%, Maturing April 3, 2015	$15,091,057
Consolidated Container Co.
	5,850,353	Term Loan, 2.68%, Maturing March 28, 2014	4,095,247
Crown Americas, Inc.
	4,702,520	Term Loan, 2.20%, Maturing November 15, 2012	4,532,054
	1,406,500	Term Loan, 2.20%, Maturing November 15, 2012	1,355,514
EUR	4,365,000	Term Loan, 2.75%, Maturing November 15, 2012	5,111,168
Graham Packaging Holdings Co.
	20,009,142	Term Loan, 2.76%, Maturing October 7, 2011	18,119,399
Graphic Packaging International, Inc.
	27,563,286	Term Loan, 3.06%, Maturing May 16, 2014	25,036,642
	3,448,293	Term Loan, 3.79%, Maturing May 16, 2014	3,183,922
JSG Acquisitions
EUR	1,250,000	Term Loan, 3.20%, Maturing December 31, 2014	1,312,304
EUR	1,250,000	Term Loan, 3.35%, Maturing December 31, 2014	1,312,304
OI European Group B.V.
EUR	12,064,500	Term Loan, 2.49%, Maturing June 14, 2013	13,967,222
Owens-Brockway Glass Container
	4,096,569	Term Loan, 1.95%, Maturing June 14, 2013	3,757,324
Pregis Corp.
	2,548,324	Term Loan, 2.68%, Maturing October 12, 2011	2,038,660
Smurfit-Stone Container Corp.
	6,070,267	DIP Loan, 10.00%, Maturing August 6, 2010	6,127,175
	7,936,500	Term Loan, 2.98%, Maturing November 1, 2009	6,230,152
	2,631,856	Term Loan, 3.31%, Maturing December 31, 2009	2,066,007
	1,032,925	Term Loan, 2.82%, Maturing November 1, 2011	803,616
	1,812,566	Term Loan, 2.82%, Maturing November 1, 2011	1,397,489
	3,416,395	Term Loan, 2.82%, Maturing November 1, 2011	2,657,955
	1,592,728	Term Loan, 4.50%, Maturing November 1, 2011	1,227,993

			$119,423,204

Cosmetics/Toiletries — 0.3%

American Safety Razor Co.
	3,399,475	Term Loan, 3.45%, Maturing July 31, 2013	$2,983,040
Bausch & Lomb, Inc.
	403,226	Term Loan, 3.53%, Maturing April 30, 2015(5)	350,504
	1,592,742	Term Loan, 4.47%, Maturing April 30, 2015	1,384,491
Prestige Brands, Inc.
	6,424,026	Term Loan, 2.68%, Maturing April 7, 2011	6,199,185

			$10,917,220

Drugs — 0.8%

Graceway Pharmaceuticals, LLC
	9,101,141	Term Loan, 3.18%, Maturing May 3, 2012	$6,723,468
Pharmaceutical Holdings Corp.
	2,204,939	Term Loan, 3.75%, Maturing January 30, 2012	1,962,396
Stiefel Laboratories, Inc.
	2,809,758	Term Loan, 3.39%, Maturing December 28, 2013	2,771,124
	6,139,793	Term Loan, 3.39%, Maturing December 28, 2013	6,055,371

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Drugs (continued)

Warner Chilcott Corp.
	1,450,753	Term Loan, 2.43%, Maturing January 18, 2012	$1,368,785
	10,114,191	Term Loan, 2.87%, Maturing January 18, 2012	9,542,739

			$28,423,883

Ecological Services and Equipment — 0.4%

Big Dumpster Merger Sub, Inc.
	678,489	Term Loan, 2.68%, Maturing February 5, 2013	$369,777
Blue Waste B.V. (AVR Acquisition)
EUR	2,000,000	Term Loan, 3.24%, Maturing April 1, 2015	2,152,242
Casella Waste Systems, Inc.
	2,958,910	Term Loan, 2.47%, Maturing April 28, 2010	2,773,978
Environmental Systems Products Holdings, Inc.
	466,049	Term Loan — Second Lien, 13.50%, Maturing December 12, 2010	322,599
Sensus Metering Systems, Inc.
	3,000,000	Revolving Loan, 3.32%, Maturing December 17, 2009(5)	2,475,000
	5,409,224	Term Loan, 2.80%, Maturing December 17, 2010	4,895,347
Wastequip, Inc.
	285,680	Term Loan, 2.68%, Maturing February 5, 2013	155,695

			$13,144,638

Electronics/Electrical — 2.7%

Aspect Software, Inc.
	3,501,710	Term Loan, 4.25%, Maturing July 11, 2011	$2,293,620
Fairchild Semiconductor Corp.
	9,218,018	Term Loan, 2.25%, Maturing June 26, 2013	5,761,261
FCI International S.A.S.
	761,894	Term Loan, 4.15%, Maturing November 1, 2013	392,375
	733,492	Term Loan, 4.15%, Maturing November 1, 2013	377,749
	733,492	Term Loan, 4.15%, Maturing November 1, 2013	377,749
	761,894	Term Loan, 4.15%, Maturing November 1, 2013	392,375
	996,924	Term Loan, 4.15%, Maturing November 1, 2013	513,416
Freescale Semiconductor, Inc.
	29,969,530	Term Loan, 2.26%, Maturing December 1, 2013	17,653,941
Infor Enterprise Solutions Holdings
EUR	2,932,500	Term Loan, 3.96%, Maturing July 28, 2012	2,754,793
	19,422,953	Term Loan, 4.18%, Maturing July 28, 2012	13,984,526
	7,209,872	Term Loan, 4.18%, Maturing July 28, 2012	5,191,108
Network Solutions, LLC
	10,222,972	Term Loan, 3.13%, Maturing March 7, 2014	7,411,655
Open Solutions, Inc.
	10,184,321	Term Loan, 3.23%, Maturing January 23, 2014	5,601,376
Sensata Technologies Finance Co.
	16,839,082	Term Loan, 2.80%, Maturing April 27, 2013	11,913,650
Spectrum Brands, Inc.
	363,638	Term Loan, 2.72%, Maturing March 30, 2013	289,910
	7,088,577	Term Loan, 6.25%, Maturing March 30, 2013	5,651,368
SS&C Technologies, Inc.
	3,401,350	Term Loan, 3.22%, Maturing November 23, 2012	2,806,113
Vertafore, Inc.
	9,853,826	Term Loan, 3.75%, Maturing January 31, 2012	8,966,982
	1,985,000	Term Loan, 5.50%, Maturing January 31, 2012	1,806,350

			$94,140,317

Equipment Leasing — 0.0%

Hertz Corp.
	7,960	Term Loan, 2.22%, Maturing December 21, 2012	$6,460
	835,057	Term Loan, 2.98%, Maturing December 21, 2012	677,649

			$684,109

Farming/Agriculture — 0.3%

BF Bolthouse HoldCo, LLC
	4,069,386	Term Loan, 2.81%, Maturing December 16, 2012	$3,601,406
Central Garden & Pet Co.
	9,898,555	Term Loan, 1.94%, Maturing February 28, 2014	7,832,231

			$11,433,637

Financial Intermediaries — 1.4%

Asset Acceptance Capital Corp.
	1,447,053	Term Loan, 3.57%, Maturing June 5, 2013	$1,208,289
Citco III, Ltd.
	13,974,169	Term Loan, 3.58%, Maturing June 30, 2014	7,755,664
E.A. Viner International Co.
	452,440	Term Loan, 5.72%, Maturing July 31, 2013	282,775
Grosvenor Capital Management
	4,033,614	Term Loan, 2.74%, Maturing December 5, 2013	3,025,210
INVESTools, Inc.
	2,555,438	Term Loan, 3.68%, Maturing August 13, 2012	2,491,552
Jupiter Asset Management Group
GBP	3,643,625	Term Loan, 3.71%, Maturing June 30, 2015	2,567,081
Lender Processing Services, Inc.
	1,996,066	Term Loan, 2.93%, Maturing July 2, 2014	1,943,669
LPL Holdings, Inc.
	25,158,085	Term Loan, 2.66%, Maturing December 18, 2014	21,552,101
Nuveen Investments, Inc.
	2,000,000	Term Loan, Maturing November 2, 2014(3)	1,319,376

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Financial Intermediaries (continued)

Oxford Acquisition III, Ltd.
	11,050,711	Term Loan, 3.10%, Maturing May 24, 2014	$3,812,495
RJO Holdings Corp. (RJ O’Brien)
	4,006,868	Term Loan, 3.47%, Maturing July 31, 2014	1,502,575

			$47,460,787

Food Products — 2.8%

Acosta, Inc.
	15,530,418	Term Loan, 2.68%, Maturing July 28, 2013	$13,530,877
Advantage Sales & Marketing, Inc.
	10,526,396	Term Loan, 2.48%, Maturing March 29, 2013	9,157,964
American Seafoods Group, LLC
	1,929,869	Term Loan, 2.18%, Maturing September 30, 2012	1,794,779
BL Marketing, Ltd.
GBP	3,500,000	Term Loan, 2.94%, Maturing December 31, 2013	4,275,936
GBP	2,500,000	Term Loan — Second Lien, 6.49%, Maturing June 30, 2015	2,459,419
Dean Foods Co.
	23,666,877	Term Loan, 2.71%, Maturing April 2, 2014	22,112,105
Dole Food Company, Inc.
	1,769,396	Term Loan, 7.96%, Maturing April 12, 2013	1,693,213
	6,444,409	Term Loan, 7.97%, Maturing April 12, 2013	6,166,938
	1,367,358	Term Loan, 7.98%, Maturing April 12, 2013	1,308,485
MafCo Worldwide Corp.
	732,856	Term Loan, 2.48%, Maturing December 8, 2011	597,277
Pinnacle Foods Finance, LLC
	4,000,000	Revolving Loan, 3.18%, Maturing April 2, 2013(5)	2,700,000
	26,104,948	Term Loan, 3.25%, Maturing April 2, 2014	21,887,380
Reddy Ice Group, Inc.
	12,335,000	Term Loan, 2.20%, Maturing August 9, 2012	8,326,125

			$96,010,498

Food Service — 2.5%

AFC Enterprises, Inc.
	1,983,860	Term Loan, 2.97%, Maturing May 11, 2011	$1,805,312
Aramark Corp.
	34,999,090	Term Loan, 3.10%, Maturing January 26, 2014	32,024,167
	2,305,236	Term Loan, 4.06%, Maturing January 26, 2014	2,109,291
Buffets, Inc.
	14,402,960	Term Loan, 7.73%, Maturing July 22, 2009(2)	2,160,444
	1,500,017	Term Loan, 7.73%, Maturing July 22, 2009(2)	225,003
	6,656,973	Term Loan, 18.00%, Maturing April 30, 2012	6,257,555
	4,398,205	Term Loan, 7.43%, Maturing May 1, 2013(2)	368,350
	29,907,215	Term Loan, 7.77%, Maturing November 1, 2013(2)	2,504,729
CBRL Group, Inc.
	2,918,621	Term Loan, 2.01%, Maturing April 27, 2013	2,586,628
	6,434,435	Term Loan, 2.69%, Maturing April 27, 2013	5,702,518
JRD Holdings, Inc.
	2,886,719	Term Loan, 2.71%, Maturing June 26, 2014	2,735,166
Maine Beverage Co., LLC
	2,219,643	Term Loan, 2.97%, Maturing June 30, 2010	1,809,009
OSI Restaurant Partners, LLC
	832,528	Term Loan, 4.50%, Maturing May 9, 2013	590,054
	9,416,203	Term Loan, 2.75%, Maturing May 9, 2014	6,673,734
QCE Finance, LLC
	8,939,577	Term Loan, 3.50%, Maturing May 5, 2013	5,348,844
Sagittarius Restaurants, LLC
	4,344,567	Term Loan, 9.50%, Maturing March 29, 2013	2,541,572
Selecta
CHF	18,404,850	Term Loan, 3.22%, Maturing June 28, 2015	9,473,737
SSP Financing, Ltd.
	3,954,516	Term Loan, 2.68%, Maturing June 15, 2014	1,127,037
	3,954,516	Term Loan, 3.18%, Maturing June 15, 2015	1,127,037

			$87,170,187

Food/Drug Retailers — 2.0%

General Nutrition Centers, Inc.
	13,462,856	Term Loan, 3.15%, Maturing September 16, 2013	$11,409,771
Pantry, Inc. (The)
	6,740,770	Term Loan, 1.93%, Maturing May 15, 2014	5,999,286
	62,031	Term Loan, 1.93%, Maturing May 15, 2014	55,207
Rite Aid Corp.
	26,750,000	Term Loan, 2.20%, Maturing June 1, 2014	21,707,625
	10,022,244	Term Loan, 6.00%, Maturing June 4, 2014	8,178,151
Rite Aid Funding II
	4,000,000	Term Loan — Second Lien, 14.25%, Maturing September 14, 2010	4,080,000
Roundy’s Supermarkets, Inc.
	19,043,149	Term Loan, 3.20%, Maturing November 3, 2011	17,456,227

			$68,886,267

Forest Products — 1.7%

Appleton Papers, Inc.
	11,461,163	Term Loan, 6.50%, Maturing June 5, 2014	$8,309,343
Georgia-Pacific Corp.
	435,009	Term Loan, 2.72%, Maturing December 20, 2012	406,870
	39,770,777	Term Loan, 3.24%, Maturing December 20, 2012	37,198,124
Newpage Corp.
	7,936,730	Term Loan, 4.79%, Maturing December 5, 2014	6,199,467

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Forest Products (continued)

Xerium Technologies, Inc.
	8,998,092	Term Loan, 6.72%, Maturing May 18, 2012	$5,646,303

			$57,760,107

Healthcare — 8.5%

Accellent, Inc.
	3,095,778	Term Loan, 3.76%, Maturing November 22, 2012	$2,574,657
Alliance Imaging, Inc.
	4,635,234	Term Loan, 3.66%, Maturing December 29, 2011	4,438,237
American Medical Systems
	6,773,055	Term Loan, 2.69%, Maturing July 20, 2012	6,298,941
AMN Healthcare, Inc.
	4,667,124	Term Loan, 2.97%, Maturing November 2, 2011	4,270,419
AMR HoldCo, Inc.
	5,381,470	Term Loan, 2.47%, Maturing February 10, 2012	4,924,045
Biomet, Inc.
	8,098,889	Term Loan, 4.15%, Maturing December 26, 2014	7,592,708
EUR	2,929,666	Term Loan, 4.34%, Maturing December 26, 2014	3,556,451
Cardinal Health 409, Inc.
	14,634,325	Term Loan, 2.68%, Maturing April 10, 2014	10,302,565
Carestream Health, Inc.
	14,583,595	Term Loan, 2.43%, Maturing April 30, 2013	12,658,561
Carl Zeiss Vision Holding GmbH
EUR	6,371,053	Term Loan, 3.47%, Maturing March 23, 2015	3,052,193
Community Health Systems, Inc.
	912,612	Term Loan, 2.68%, Maturing July 25, 2014	826,018
	38,064,246	Term Loan, 3.45%, Maturing July 25, 2014	34,452,482
Concentra, Inc.
	6,895,000	Term Loan, 3.47%, Maturing June 25, 2014	5,102,300
CRC Health Corp.
	1,886,550	Term Loan, 3.47%, Maturing February 6, 2013	1,367,749
	3,802,500	Term Loan, 3.47%, Maturing February 6, 2013	2,756,813
Dako Equity Project Delphi
	1,568,302	Term Loan, 3.33%, Maturing June 12, 2016	828,586
EUR	3,098,534	Term Loan, 3.52%, Maturing June 12, 2016	2,165,991
DaVita, Inc.
	13,753,556	Term Loan, 2.20%, Maturing October 5, 2012	12,975,627
DJO Finance, LLC
	2,000,000	Term Loan, Maturing May 15, 2014(3)	1,781,000
Fenwal, Inc.
	2,991,279	Term Loan, 2.73%, Maturing February 28, 2014	2,368,097
	508,721	Term Loan, 3.51%, Maturing February 28, 2014	402,738
Fresenius Medical Care Holdings
	6,664,414	Term Loan, 2.61%, Maturing March 31, 2013	6,367,641
Hanger Orthopedic Group, Inc.
	3,309,903	Term Loan, 2.44%, Maturing May 30, 2013	3,020,287
HCA, Inc.
	46,505,328	Term Loan, 3.47%, Maturing November 18, 2013	42,087,322
Health Management Association, Inc.
	22,542,680	Term Loan, 2.97%, Maturing February 28, 2014	19,614,949
HealthSouth Corp.
	2,000,000	Term Loan, 2.80%, Maturing March 21, 2010	1,620,000
	6,601,933	Term Loan, 2.96%, Maturing March 10, 2013	5,988,897
Iasis Healthcare, LLC
	110,864	Term Loan, 2.43%, Maturing March 14, 2014	98,724
	320,375	Term Loan, 2.43%, Maturing March 14, 2014	285,294
	29,787	Term Loan, 2.44%, Maturing March 14, 2014	26,526
Ikaria Acquisition, Inc.
	4,435,438	Term Loan, 3.03%, Maturing March 28, 2013	3,781,211
IM U.S. Holdings, LLC
	6,553,027	Term Loan, 2.78%, Maturing June 26, 2014	6,054,997
inVentiv Health, Inc.
	7,943,513	Term Loan, 2.97%, Maturing July 6, 2014	6,851,280
LifePoint Hospitals, Inc.
	11,519,064	Term Loan, 2.89%, Maturing April 15, 2012	10,941,049
MultiPlan Merger Corp.
	3,149,149	Term Loan, 2.94%, Maturing April 12, 2013	2,775,188
	3,538,067	Term Loan, 2.94%, Maturing April 12, 2013	3,117,922
Mylan, Inc.
	3,000,000	Term Loan, 4.34%, Maturing October 2, 2014	2,859,168
National Mentor Holdings, Inc.
	8,821,689	Term Loan, 3.22%, Maturing June 29, 2013	6,013,454
	537,104	Term Loan, 4.59%, Maturing June 29, 2013	366,126
Nyco Holdings
	2,859,137	Term Loan, 3.47%, Maturing December 29, 2014	2,298,543
EUR	4,768,945	Term Loan, 3.78%, Maturing December 29, 2014	5,125,128
	2,859,137	Term Loan, 4.22%, Maturing December 29, 2015	2,298,543
EUR	4,768,945	Term Loan, 4.53%, Maturing December 29, 2015	5,125,128
Psychiatric Solutions, Inc.
	987,927	Term Loan, 2.21%, Maturing May 31, 2014	915,067
RadNet Management, Inc.
	2,433,960	Term Loan, 5.06%, Maturing November 15, 2012	1,995,847
ReAble Therapeutics Finance, LLC
	8,926,548	Term Loan, 2.89%, Maturing November 16, 2013	8,167,792
Select Medical Holding Corp.
	1,000,000	Revolving Loan, 2.31%, Maturing February 24, 2010(5)	810,000
	4,616,267	Term Loan, 3.25%, Maturing February 24, 2012	4,103,862
Sunrise Medical Holdings, Inc.
	3,534,116	Term Loan, 4.82%, Maturing May 13, 2010	1,855,411
Vanguard Health Holding Co., LLC
	10,638,374	Term Loan, 2.68%, Maturing September 23, 2011	10,056,593

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Healthcare (continued)

Viant Holdings, Inc.
	1,783,267	Term Loan, 3.47%, Maturing June 25, 2014	$1,346,366

			$290,664,493

Home Furnishings — 1.2%

Dometic Corp.
	2,790,150	Term Loan, 4.15%, Maturing December 31, 2014	$520,829
	1,788,692	Term Loan, 4.65%, Maturing December 31, 2014	333,890
	421,159	Term Loan, 4.65%, Maturing December 31, 2014	78,616
Hunter Fan Co.
	3,612,211	Term Loan, 3.01%, Maturing April 16, 2014	1,914,472
Interline Brands, Inc.
	5,583,047	Term Loan, 2.12%, Maturing June 23, 2013	4,271,031
	3,064,113	Term Loan, 2.12%, Maturing June 23, 2013	2,344,046
National Bedding Co., LLC
	10,622,387	Term Loan, 2.46%, Maturing August 31, 2011	6,267,208
	1,500,000	Term Loan — Second Lien, 5.46%, Maturing August 31, 2012	534,000
Oreck Corp.
	4,153,518	Term Loan, 0.00%, Maturing February 2, 2012(4)(6)	1,349,893
Sanitec, Ltd. Oy
EUR	4,394,410	Term Loan, 0.00%, Maturing April 7, 2013(4)	1,325,648
EUR	4,394,410	Term Loan, 0.00%, Maturing April 7, 2014(4)	1,325,648
Sealy Mattress Co.
	3,000,000	Revolving Loan, 4.90%, Maturing April 6, 2012(5)	1,950,000
	7,510,532	Term Loan, 4.99%, Maturing August 25, 2012	5,867,603
Simmons Co.
	18,290,235	Term Loan, 10.50%, Maturing December 19, 2011	14,502,638
	2,617,547	Term Loan, 8.22%, Maturing February 15, 2012(2)	59,332

			$42,644,854

Industrial Equipment — 2.0%

CEVA Group PLC U.S.
	331,882	Term Loan, 3.44%, Maturing January 4, 2014	$168,430
EUR	1,341,755	Term Loan, 3.70%, Maturing January 4, 2014	940,896
EUR	642,913	Term Loan, 3.97%, Maturing January 4, 2014	450,839
EUR	1,091,740	Term Loan, 3.97%, Maturing January 4, 2014	765,575
	39,740	Term Loan, 4.22%, Maturing January 4, 2014	20,168
EUR	1,135,787	Term Loan, 4.53%, Maturing January 4, 2014	796,463
EPD Holdings (Goodyear Engineering Products)
	719,943	Term Loan, 2.97%, Maturing July 13, 2014	364,772
	11,921,846	Term Loan, 2.97%, Maturing July 13, 2014	6,040,406
	2,000,000	Term Loan — Second Lien, 6.22%, Maturing July 13, 2015	357,500
Flowserve Corp.
	3,579,407	Term Loan, 2.74%, Maturing August 10, 2012	3,474,262
FR Brand Acquisition Corp.
	9,011,075	Term Loan, 3.49%, Maturing February 7, 2014	6,127,531
Generac Acquisition Corp.
	9,694,434	Term Loan, 3.00%, Maturing November 7, 2013	6,357,930
Gleason Corp.
	1,940,737	Term Loan, 2.97%, Maturing June 30, 2013	1,654,478
	1,518,056	Term Loan, 2.97%, Maturing June 30, 2013	1,294,143
Heating Finance PLC (Baxi)
EUR	3,253,597	Revolving Loan, 5.24%, Maturing December 27, 2010(5)	2,116,545
GBP	1,712,363	Term Loan, 5.26%, Maturing December 27, 2010	1,589,573
Jason, Inc.
	1,749,077	Term Loan, 3.73%, Maturing April 30, 2010	918,265
John Maneely Co.
	20,078,939	Term Loan, 4.11%, Maturing December 8, 2013	14,582,329
KION Group GmbH
	2,250,000	Term Loan, 2.43%, Maturing December 23, 2014	767,813
	2,250,000	Term Loan, 2.93%, Maturing December 23, 2015	767,813
Polypore, Inc.
	2,000,000	Revolving Loan, 0.00%, Maturing July 3, 2013(5)	1,450,000
	17,099,135	Term Loan, 2.50%, Maturing July 3, 2014	14,705,256
EUR	1,094,992	Term Loan, 2.96%, Maturing July 3, 2014	1,086,588
TFS Acquisition Corp.
	4,377,652	Term Loan, 4.72%, Maturing August 11, 2013	2,024,664

			$68,822,239

Insurance — 1.6%

Alliant Holdings I, Inc.
	6,968,378	Term Loan, 4.23%, Maturing August 21, 2014	$5,470,176
CCC Information Services Group, Inc.
	7,340,248	Term Loan, 2.68%, Maturing February 10, 2013	6,496,119
Conseco, Inc.
	23,117,297	Term Loan, 6.50%, Maturing October 10, 2013	9,709,265
Crump Group, Inc.
	5,852,564	Term Loan, 3.43%, Maturing August 4, 2014	4,389,423
Getty Images, Inc.
	8,714,688	Term Loan, 6.25%, Maturing July 2, 2015	8,544,028
Hub International Holdings, Inc.
	1,644,981	Term Loan, 3.72%, Maturing June 13, 2014	1,283,085
	11,708,455	Term Loan, 3.72%, Maturing June 13, 2014	9,132,595
U.S.I. Holdings Corp.
	13,996,823	Term Loan, 3.97%, Maturing May 4, 2014	9,774,443

			$54,799,134

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Leisure Goods/Activities/Movies — 5.4%

24 Hour Fitness Worldwide, Inc.
	2,936,863	Term Loan, 3.31%, Maturing June 8, 2012	$1,938,330
AMC Entertainment, Inc.
	15,440,430	Term Loan, 1.94%, Maturing January 26, 2013	14,344,159
AMF Bowling Worldwide, Inc.
	2,960,871	Term Loan, 3.74%, Maturing June 8, 2013	1,754,316
Bombardier Recreational Products
	16,400,000	Term Loan, 3.95%, Maturing June 28, 2013	8,364,000
Carmike Cinemas, Inc.
	5,839,424	Term Loan, 5.19%, Maturing May 19, 2012	4,973,244
	4,634,438	Term Loan, 6.13%, Maturing May 19, 2012	3,946,998
Cedar Fair, L.P.
	4,862,501	Term Loan, 2.43%, Maturing August 31, 2011	4,428,927
	6,879,675	Term Loan, 2.43%, Maturing August 30, 2012	6,266,235
Cinemark, Inc.
	23,221,615	Term Loan, 2.29%, Maturing October 5, 2013	21,721,893
Dave & Buster’s, Inc.
	815,456	Term Loan, 3.29%, Maturing March 8, 2013	742,065
	2,065,523	Term Loan, 3.29%, Maturing March 8, 2013	1,879,626
Deluxe Entertainment Services
	4,886,498	Term Loan, 3.00%, Maturing January 28, 2011	3,518,278
	271,434	Term Loan, 3.47%, Maturing January 28, 2011	195,433
	479,270	Term Loan, 3.47%, Maturing January 28, 2011	345,074
DW Funding, LLC
	3,435,349	Term Loan, 3.07%, Maturing April 30, 2011	2,816,986
Easton-Bell Sports, Inc.
	6,628,842	Term Loan, 2.85%, Maturing March 16, 2012	5,717,377
Fender Musical Instruments Corp.
	1,303,467	Term Loan, 2.76%, Maturing June 9, 2014	671,286
	4,545,667	Term Loan, 3.47%, Maturing June 9, 2014	2,341,019
Mega Blocks, Inc.
	1,876,396	Term Loan, 9.75%, Maturing July 26, 2012	656,738
Metro-Goldwyn-Mayer Holdings, Inc.
	37,670,730	Term Loan, 3.68%, Maturing April 8, 2012	18,474,366
National CineMedia, LLC
	14,250,000	Term Loan, 3.08%, Maturing February 13, 2015	12,700,313
Odeon
GBP	623,547	Term Loan, 4.57%, Maturing April 2, 2015	678,918
GBP	623,547	Term Loan, 4.94%, Maturing April 2, 2016	678,918
Regal Cinemas Corp.
	22,992,519	Term Loan, 4.97%, Maturing November 10, 2010	22,220,108
Revolution Studios Distribution Co., LLC
	5,810,775	Term Loan, 4.18%, Maturing December 21, 2014	4,735,781
Six Flags Theme Parks, Inc.
	12,327,329	Term Loan, 3.37%, Maturing April 30, 2015	9,368,770
Southwest Sports Group, LLC
	9,500,000	Term Loan, 5.75%, Maturing December 22, 2010	5,533,750
Ticketmaster
	1,000,000	Term Loan, 4.23%, Maturing July 22, 2014	930,000
Universal City Development Partners, Ltd.
	8,996,088	Term Loan, 6.00%, Maturing June 9, 2011	8,580,019
WMG Acquisition Corp.
	390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(5)	351,000
	12,304,766	Term Loan, 2.80%, Maturing February 28, 2011	11,388,061
Zuffa, LLC
	5,448,636	Term Loan, 2.50%, Maturing June 20, 2016	4,495,125

			$186,757,113

Lodging and Casinos — 1.9%

Choctaw Resort Development Enterprise
	2,589,774	Term Loan, 6.00%, Maturing November 4, 2011	$2,201,308
Full Moon Holdco 3 Ltd.
GBP	1,500,000	Term Loan, 3.48%, Maturing November 20, 2014	1,348,058
GBP	1,500,000	Term Loan, 3.98%, Maturing November 20, 2015	1,348,058
Green Valley Ranch Gaming, LLC
	6,998,577	Term Loan, 3.46%, Maturing February 16, 2014	2,941,901
Harrah’s Operating Co.
	2,970,000	Term Loan, 3.87%, Maturing January 28, 2015	2,129,119
	4,970,000	Term Loan, 4.09%, Maturing January 28, 2015	3,553,550
Herbst Gaming, Inc.
	6,244,796	Term Loan, 0.00%, Maturing December 2, 2011(4)	1,384,265
	2,482,768	Term Loan, 0.00%, Maturing December 2, 2011(4)	550,348
Isle of Capri Casinos, Inc.
	3,122,694	Term Loan, 2.18%, Maturing November 30, 2013	2,529,382
	4,319,395	Term Loan, 2.97%, Maturing November 30, 2013	3,498,710
	135,135	Term Loan, 2.97%, Maturing November 30, 2013	109,459
LodgeNet Entertainment Corp.
	5,495,363	Term Loan, 3.16%, Maturing April 4, 2014	3,865,070
New World Gaming Partners, Ltd.
	9,648,698	Term Loan, 3.71%, Maturing June 30, 2014	4,776,105
	954,167	Term Loan, 3.71%, Maturing June 30, 2014	472,313
Penn National Gaming, Inc.
	11,708,111	Term Loan, 2.34%, Maturing October 3, 2012	10,986,107
Scandic Hotels
EUR	1,724,568	Term Loan, 5.83%, Maturing April 25, 2015	908,147
EUR	1,724,568	Term Loan, 6.33%, Maturing April 25, 2016	908,147
Venetian Casino Resort/Las Vegas Sands, Inc.
	8,939,117	Term Loan, 2.18%, Maturing May 14, 2014	5,448,794
	22,925,000	Term Loan, 2.18%, Maturing May 23, 2014	13,973,819

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

VML US Finance, LLC
	3,333,333	Term Loan, 2.68%, Maturing May 25, 2012	$2,454,167
	2,000,000	Term Loan, 2.68%, Maturing May 25, 2013	1,472,500

			$66,859,327

Nonferrous Metals/Minerals — 1.0%

Compass Minerals Group, Inc.
	1,280,116	Term Loan, 2.38%, Maturing December 22, 2012	$1,220,910
Euramax International, Inc.
	1,415,348	Term Loan, 0.00%, Maturing June 28, 2012(4)	339,684
GBP	894,677	Term Loan, 0.00%, Maturing June 29, 2012(4)	661,770
Murray Energy Corp.
	7,224,495	Term Loan, 6.94%, Maturing January 28, 2010	6,863,270
Noranda Aluminum Acquisition
	6,771,542	Term Loan, 2.45%, Maturing May 18, 2014	3,842,850
Novelis, Inc.
	2,004,121	Term Loan, 2.43%, Maturing June 28, 2014	1,441,965
	4,409,110	Term Loan, 3.22%, Maturing June 28, 2014	3,172,354
Oxbow Carbon and Mineral Holdings
	1,429,651	Term Loan, 2.43%, Maturing May 8, 2014	1,253,328
	14,994,246	Term Loan, 2.75%, Maturing May 8, 2014	13,144,961
Tube City IMS Corp.
	3,846,517	Term Loan, 3.22%, Maturing January 25, 2014	1,923,258
	475,760	Term Loan, 3.46%, Maturing January 25, 2014	237,880

			$34,102,230

Oil and Gas — 2.1%

Atlas Pipeline Partners, L.P.
	8,460,000	Term Loan, 3.18%, Maturing July 20, 2014	$7,888,950
Citgo Petroleum Corp.
	4,790,438	Term Loan, 1.80%, Maturing November 15, 2012	4,191,633
Dresser, Inc.
	13,094,561	Term Loan, 3.45%, Maturing May 4, 2014	11,277,690
Dynegy Holdings, Inc.
	26,178,793	Term Loan, 1.93%, Maturing April 2, 2013	23,487,299
	1,274,890	Term Loan, 1.93%, Maturing April 2, 2013	1,143,816
Enterprise GP Holdings, L.P.
	2,376,000	Term Loan, 3.12%, Maturing October 31, 2014	2,245,320
Hercules Offshore, Inc.
	5,236,849	Term Loan, 2.96%, Maturing July 6, 2013	3,576,768
Precision Drilling Corp.
	4,937,500	Term Loan, 9.25%, Maturing September 30, 2014	4,456,094
Targa Resources, Inc.
	8,081,074	Term Loan, 2.44%, Maturing October 31, 2012	7,076,710
	7,371,764	Term Loan, 2.44%, Maturing October 31, 2012	6,455,557

			$71,799,837

Publishing — 6.7%

American Media Operations, Inc.
	23,933,580	Term Loan, 10.00%, Maturing January 31, 2013	$13,238,261
Aster Zweite Beteiligungs GmbH
EUR	708,499	Term Loan, 3.94%, Maturing September 27, 2013	493,706
	6,825,000	Term Loan, 4.01%, Maturing September 27, 2013	3,588,810
Black Press US Partnership
	894,370	Term Loan, 3.26%, Maturing August 2, 2013	263,839
	1,473,079	Term Loan, 3.26%, Maturing August 2, 2013	434,558
CanWest MediaWorks, Ltd.
	7,270,500	Term Loan, 3.26%, Maturing July 10, 2014	2,871,847
Dex Media West, LLC
	9,355,000	Term Loan, 0.00%, Maturing October 24, 2014(4)	6,332,166
GateHouse Media Operating, Inc.
	14,939,609	Term Loan, 2.44%, Maturing August 28, 2014	3,777,585
	5,640,391	Term Loan, 2.47%, Maturing August 28, 2014	1,426,212
	9,350,000	Term Loan, 2.72%, Maturing August 28, 2014	2,364,213
Hanley-Wood, LLC
	7,392,841	Term Loan, 2.71%, Maturing March 8, 2014	2,368,023
Idearc, Inc.
	41,609,318	Term Loan, 0.00%, Maturing November 17, 2014(4)	16,372,101
Laureate Education, Inc.
	1,019,469	Term Loan, 4.34%, Maturing August 17, 2014	756,446
	6,809,405	Term Loan, 4.34%, Maturing August 17, 2014	5,052,578
Local Insight Regatta Holdings, Inc.
	1,683,069	Term Loan, 7.75%, Maturing April 23, 2015	788,939
MediaNews Group, Inc.
	7,330,222	Term Loan, 5.72%, Maturing August 25, 2010	1,392,742
	3,343,412	Term Loan, 7.72%, Maturing August 2, 2013	657,539
Mediannuaire Holding
EUR	2,100,000	Term Loan, 2.49%, Maturing October 24, 2013	1,991,266
EUR	1,937,631	Term Loan, 3.91%, Maturing October 10, 2014	1,066,063
EUR	1,937,631	Term Loan, 4.41%, Maturing October 10, 2015	1,066,063
Merrill Communications, LLC
	10,215,920	Term Loan, 3.50%, Maturing August 9, 2009	6,716,968
Nebraska Book Co., Inc.
	8,908,460	Term Loan, 7.77%, Maturing March 4, 2011	8,106,699
Nelson Education, Ltd.
	295,500	Term Loan, 3.72%, Maturing July 5, 2014	184,688
Newspaper Holdings, Inc.
	19,850,210	Term Loan, 2.81%, Maturing July 24, 2014	6,947,574

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Publishing (continued)

Nielsen Finance, LLC
	39,721,492	Term Loan, 2.47%, Maturing August 9, 2013	$33,781,342
Philadelphia Newspapers, LLC
	5,002,642	Term Loan, 0.00%, Maturing June 29, 2013(4)	1,233,987
R.H. Donnelley Corp.
	27,105,775	Term Loan, 6.75%, Maturing June 30, 2010	18,364,163
	6,297,274	Term Loan, 6.75%, Maturing June 30, 2011	4,219,173
Reader’s Digest Association, Inc. (The)
	8,000,000	Revolving Loan, 3.50%, Maturing March 2, 2013(5)	1,960,000
	36,228,094	Term Loan, 3.29%, Maturing March 2, 2014	12,408,122
Seat Pagine Gialle SpA
EUR	6,526,833	Term Loan, 3.20%, Maturing May 25, 2012	6,284,839
SGS International, Inc.
	976,061	Term Loan, 4.02%, Maturing December 30, 2011	756,447
	1,108,751	Term Loan, 4.02%, Maturing December 30, 2011	859,282
Source Interlink Companies, Inc.
	1,800,681	DIP Term Loan, Maturing July 31, 2009(3)	1,746,660
	4,962,217	Term Loan, 0.00%, Maturing August 1, 2014(4)	1,984,887
Source Media, Inc.
	10,363,990	Term Loan, 5.43%, Maturing November 8, 2011	5,337,455
Springer Science+Business Media
	970,925	Term Loan, 3.81%, Maturing May 5, 2010	802,631
Star Tribune Co. (The)
	8,196,250	Term Loan, 0.00%, Maturing March 5, 2014(4)	1,120,157
Thomas Nelson, Inc.
	1,585,142	Term Loan, 8.75%, Maturing June 12, 2012	435,914
Trader Media Corp.
GBP	12,310,500	Term Loan, 3.03%, Maturing March 23, 2015	10,371,471
Tribune Co.
	1,666,667	DIP Loan, 2.77%, Maturing April 10, 2010(5)	1,620,833
	1,666,667	DIP Loan, 9.00%, Maturing April 10, 2010	1,672,917
	4,790,857	Term Loan, 0.00%, Maturing August 17, 2009(4)	1,398,930
	18,924,623	Term Loan, 0.00%, Maturing May 17, 2014(4)	4,880,982
	8,553,067	Term Loan, 0.00%, Maturing May 17, 2014(4)	2,509,795
World Directories Acquisition
EUR	8,776,758	Term Loan, 3.60%, Maturing May 31, 2014	5,612,719
Xsys, Inc.
EUR	2,750,000	Term Loan, 3.94%, Maturing September 27, 2013	1,916,291
EUR	791,501	Term Loan, 3.94%, Maturing September 27, 2013	551,544
	7,701,575	Term Loan, 4.01%, Maturing September 27, 2013	4,049,742
EUR	2,750,000	Term Loan, 3.94%, Maturing September 27, 2014	1,916,291
	7,866,565	Term Loan, 4.01%, Maturing September 27, 2014	4,136,499
EUR	1,000,000	Term Loan — Second Lien, 7.29%, Maturing September 27, 2015	264,620
Yell Group, PLC
	19,025,000	Term Loan, 3.43%, Maturing February 10, 2013	9,818,251

			$230,274,830

Radio and Television — 4.6%

Block Communications, Inc.
	6,874,112	Term Loan, 3.22%, Maturing December 22, 2011	$5,739,883
Citadel Broadcasting Corp.
	32,925,000	Term Loan, 2.95%, Maturing June 12, 2014	13,622,719
CMP Susquehanna Corp.
	4,000,000	Revolving Loan, 2.73%, Maturing May 5, 2011(5)	1,360,000
	10,569,474	Term Loan, 2.48%, Maturing May 5, 2013	4,621,946
Cumulus Media, Inc.
	13,433,739	Term Loan, 2.21%, Maturing June 11, 2014	6,851,207
Discovery Communications, Inc.
	4,778,322	Term Loan, 3.22%, Maturing April 30, 2014	4,489,234
Emmis Operating Co.
	6,926,755	Term Loan, 3.08%, Maturing November 2, 2013	4,000,201
Gray Television, Inc.
	8,465,838	Term Loan, 4.00%, Maturing January 19, 2015	3,746,133
HIT Entertainment, Inc.
	1,445,882	Term Loan, 3.49%, Maturing March 20, 2012	788,006
Intelsat Corp.
	12,382,633	Term Loan, 2.99%, Maturing January 3, 2014	11,336,994
	12,378,872	Term Loan, 2.99%, Maturing January 3, 2014	11,333,550
	12,378,872	Term Loan, 2.99%, Maturing January 3, 2014	11,333,550
Local TV Finance, LLC
	1,965,000	Term Loan, 2.43%, Maturing May 7, 2013	928,463
NEP II, Inc.
	5,287,006	Term Loan, 2.69%, Maturing February 16, 2014	4,520,390
Nexstar Broadcasting, Inc.
	8,264,858	Term Loan, 2.79%, Maturing October 1, 2012	5,124,212
	10,818,590	Term Loan, 2.97%, Maturing October 1, 2012	6,707,526
NextMedia Operating, Inc.
	274,837	Term Loan, 5.25%, Maturing November 15, 2012	135,586
	616,247	Term Loan, 6.25%, Maturing November 15, 2012	304,015
Paxson Communications Corp.
	14,925,000	Term Loan, 0.00%, Maturing January 15, 2012(4)	3,754,578
Raycom TV Broadcasting, LLC
	8,333,373	Term Loan, 2.00%, Maturing June 25, 2014	6,250,029
Spanish Broadcasting System, Inc.
	11,724,209	Term Loan, 2.97%, Maturing June 10, 2012	4,308,647
Tyrol Acquisition 2 SAS
EUR	6,300,000	Term Loan, 2.97%, Maturing January 19, 2015	6,086,537
EUR	6,300,000	Term Loan, 4.46%, Maturing January 19, 2016	6,086,537

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Radio and Television (continued)

Univision Communications, Inc.
	52,733,221	Term Loan, 2.68%, Maturing September 29, 2014	$32,444,115
Young Broadcasting, Inc.
	8,284,525	Term Loan, 4.75%, Maturing November 3, 2012	3,251,676
	972,500	Term Loan, 4.75%, Maturing November 3, 2012	381,706

			$159,507,440

Rail Industries — 0.6%

Kansas City Southern Railway Co.
	7,875,831	Term Loan, 2.75%, Maturing April 26, 2013	$6,871,663
	1,965,000	Term Loan, 2.48%, Maturing April 28, 2013	1,709,550
Rail America, Inc.
	760,000	Term Loan, 5.20%, Maturing August 14, 2009	680,200
	11,740,000	Term Loan, 5.20%, Maturing August 13, 2010	10,507,300

			$19,768,713

Retailers (Except Food and Drug) — 1.8%

American Achievement Corp.
	2,751,351	Term Loan, 2.70%, Maturing March 25, 2011	$2,366,162
Amscan Holdings, Inc.
	4,385,500	Term Loan, 3.65%, Maturing May 25, 2013	3,771,530
Cumberland Farms, Inc.
	2,859,614	Term Loan, 2.82%, Maturing September 29, 2013	2,344,883
Harbor Freight Tools USA, Inc.
	6,358,870	Term Loan, 9.58%, Maturing July 15, 2010	5,102,993
Josten’s Corp.
	2,000,000	Revolving Loan, 2.18%, Maturing October 4, 2009(5)	1,450,000
	5,046,422	Term Loan, 2.50%, Maturing October 4, 2011	4,731,020
Mapco Express, Inc.
	2,303,201	Term Loan, 5.75%, Maturing April 28, 2011	1,900,141
Orbitz Worldwide, Inc.
	9,608,700	Term Loan, 3.97%, Maturing July 25, 2014	3,539,201
Oriental Trading Co., Inc.
	13,221,820	Term Loan, 7.50%, Maturing July 31, 2013	7,880,204
	2,000,000	Term Loan — Second Lien, 6.43%, Maturing January 31, 2013	432,500
Rent-A-Center, Inc.
	5,840,244	Term Loan, 2.22%, Maturing November 15, 2012	5,548,232
Rover Acquisition Corp.
	1,950,076	Term Loan, 3.16%, Maturing October 26, 2013	1,762,868
Savers, Inc.
	2,761,675	Term Loan, 3.25%, Maturing August 11, 2012	2,402,657
	3,021,483	Term Loan, 3.25%, Maturing August 11, 2012	2,628,690
The Yankee Candle Company, Inc.
	9,488,884	Term Loan, 3.21%, Maturing February 6, 2014	7,952,871
Vivarte
EUR	4,613,847	Term Loan, 3.02%, Maturing May 29, 2015	3,427,289
EUR	244,128	Term Loan, 3.02%, Maturing May 29, 2015	181,345
EUR	62,776	Term Loan, 3.02%, Maturing May 29, 2015	46,632
EUR	4,613,847	Term Loan, 3.52%, Maturing May 29, 2016	3,454,173
EUR	244,128	Term Loan, 3.52%, Maturing May 29, 2016	182,767
EUR	62,776	Term Loan, 3.52%, Maturing May 29, 2016	46,997

			$61,153,155

Steel — 0.1%

Algoma Acquisition Corp.
	4,295,063	Term Loan, 2.93%, Maturing June 20, 2013	$2,491,137

			$2,491,137

Surface Transport — 0.4%

Delphi Acquisition Holding, Inc.
	1,459,163	Term Loan, 3.22%, Maturing April 10, 2015	$800,107
	1,459,163	Term Loan, 4.10%, Maturing April 10, 2016	800,107
Oshkosh Truck Corp.
	3,435,000	Term Loan, 7.24%, Maturing December 6, 2013	2,836,022
Ozburn-Hessey Holding Co., LLC
	3,853,745	Term Loan, 4.36%, Maturing August 9, 2012	2,986,652
Swift Transportation Co., Inc.
	6,000,000	Term Loan, 3.71%, Maturing May 10, 2012	3,360,000
	5,073,686	Term Loan, 3.81%, Maturing May 10, 2014	3,117,146

			$13,900,034

Telecommunications — 3.1%

Alaska Communications Systems Holdings, Inc.
	2,612,663	Term Loan, 2.97%, Maturing February 1, 2012	$2,402,344
	8,111,697	Term Loan, 2.97%, Maturing February 1, 2012	7,458,706
Asurion Corp.
	19,000,000	Term Loan, 3.78%, Maturing July 13, 2012	16,596,500
	2,000,000	Term Loan — Second Lien, 6.97%, Maturing January 13, 2013	1,540,000
BCM Luxembourg, Ltd.
EUR	2,462,069	Term Loan, 2.85%, Maturing September 30, 2014	2,118,983
EUR	2,462,343	Term Loan, 3.10%, Maturing September 30, 2015	2,119,219
Cellular South, Inc.
	2,981,250	Term Loan, 2.19%, Maturing May 29, 2014	2,720,391
	6,817,310	Term Loan, 2.19%, Maturing May 29, 2014	6,220,795
Centennial Cellular Operating Co., LLC
	4,500,000	Revolving Loan, 3.25%, Maturing February 9, 2010(5)	3,960,000
	9,147,788	Term Loan, 3.22%, Maturing February 9, 2011	9,074,276

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Telecommunications (continued)

CommScope, Inc.
	14,220,108	Term Loan, 3.57%, Maturing November 19, 2014	$12,647,008
FairPoint Communications, Inc.
	4,089,827	Term Loan, 5.75%, Maturing March 31, 2015	2,067,637
Intelsat Subsidiary Holding Co.
	7,617,032	Term Loan, 2.99%, Maturing July 3, 2013	7,022,904
Iowa Telecommunications Services
	2,500,000	Term Loan, Maturing November 23, 2011(3)	2,293,750
IPC Systems, Inc.
	8,571,410	Term Loan, 3.47%, Maturing May 31, 2014	4,728,564
GBP	344,865	Term Loan, 3.91%, Maturing May 31, 2014	295,902
Macquarie UK Broadcast Ventures, Ltd.
GBP	6,867,100	Term Loan, 2.85%, Maturing December 26, 2014	7,178,920
NTelos, Inc.
	5,804,855	Term Loan, 2.68%, Maturing August 24, 2011	5,534,930
Palm, Inc.
	5,762,250	Term Loan, 3.94%, Maturing April 24, 2014	3,673,434
Telesat Canada, Inc.
	2,784,109	Term Loan, 3.55%, Maturing October 22, 2014	2,575,880
	239,123	Term Loan, 4.22%, Maturing October 22, 2014	221,238
Windstream Corp.
	4,311,247	Term Loan, 2.07%, Maturing July 17, 2013	4,045,161

			$106,496,542

Utilities — 1.9%

AEI Finance Holding, LLC
	1,604,820	Revolving Loan, 3.44%, Maturing March 30, 2012	$1,043,133
	10,193,864	Term Loan, 4.22%, Maturing March 30, 2014	6,626,012
BRSP, LLC
	12,216,729	Term Loan, 5.55%, Maturing July 13, 2009	10,078,802
Calpine Corp.
	2,000,000	DIP Loan, Maturing March 29, 2014(3)	1,710,626
Covanta Energy Corp.
	4,807,000	Term Loan, 1.98%, Maturing February 9, 2014	4,470,510
	2,909,601	Term Loan, 2.69%, Maturing February 9, 2014	2,705,929
NRG Energy, Inc.
	14,779,707	Term Loan, 2.72%, Maturing June 1, 2014	13,792,851
	7,894,815	Term Loan, 2.82%, Maturing June 1, 2014	7,367,670
NSG Holdings, LLC
	202,483	Term Loan, 2.82%, Maturing June 15, 2014	186,284
	1,274,755	Term Loan, 2.82%, Maturing June 15, 2014	1,172,775
TXU Texas Competitive Electric Holdings Co., LLC
	7,250,327	Term Loan, 3.97%, Maturing October 10, 2014	4,916,215
	15,257,504	Term Loan, 3.97%, Maturing October 10, 2014	10,366,436

			$64,437,243

Total Senior Floating-Rate Interests
(identified cost $4,364,883,842)			$3,225,830,269

Corporate Bonds & Notes — 0.2%

Principal
Amount
(000’s omitted)		Security	Value

Chemicals and Plastics — 0.0%

Wellman Holdings, Inc.
	$1,022	5.00%, 1/29/19(6)	$303,227

			$303,227

Ecological Services and Equipment — 0.0%

Environmental Systems Products Holdings, Inc., Junior Notes
	$1,346	18.00%, 3/31/15(2)(6)	$119,296

			$119,296

Electronics/Electrical — 0.0%

NXP BV/NXP Funding, LLC, Variable Rate
	$6,300	3.881%, 10/15/13	$1,819,125

			$1,819,125

Radio and Television — 0.0%

Paxson Communications Corp., Variable Rate
	$3,000	4.381%, 1/15/12(7)	$795,000

			$795,000

Telecommunications — 0.2%

Qwest Corp., Sr. Notes, Variable Rate
	$5,850	4.57%, 6/15/13	$5,323,500

			$5,323,500

Total Corporate Bonds & Notes
(identified cost $15,562,101)			$8,360,148

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Common Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

105,145	Hayes Lemmerz International(9)	$17,770

		$17,770

Chemicals and Plastics — 0.0%

1,022	Wellman Holdings, Inc.(6)(9)	$263,036

		$263,036

Ecological Services and Equipment — 0.0%

2,484	Environmental Systems Products Holdings, Inc.(6)(9)(10)	$0

		$0

Total Common Stocks
(identified cost $1,359,346)		$280,806

Asset Backed Securities — 0.1%

Principal
Amount
(000’s omitted)	Security	Value

$860	Alzette European CLO SA, Series 2004-1A, Class E2, 7.82%, 12/15/20(8)	$68,825
3,190	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 4.826%, 6/15/29(7)(8)	2,974,964
1,029	Avalon Capital Ltd. 3, Series 1A, Class D, 3.199%, 2/24/19(7)(8)	61,742
1,361	Babson Ltd., Series 2005-1A, Class C1, 3.044%, 4/15/19(7)(8)	81,642
1,500	Bryant Park CDO Ltd., Series 2005-1A, Class C, 3.144%, 1/15/19(7)(8)	45,000
1,500	Carlyle High Yield Partners, Series 2004-6A, Class C, 3.678%, 8/11/16(7)(8)	120,000
926	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 6.784%, 3/8/17(8)	55,555
2,000	Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 7.31%, 1/15/18(7)(8)	160,000

Total Asset Backed Securities
(identified cost $12,311,252)		$3,567,728

Preferred Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

350	Hayes Lemmerz International(9)(10)	$382

Ecological Services and Equipment — 0.0%

1,138	Environmental Systems Products Holdings, Inc., Series A(6)(9)(10)	$50,083

Total Preferred Stocks
(identified cost $37,415)		$50,465

Closed-End Investment Companies — 0.0%

Shares	Security	Value

4,000	Pioneer Floating Rate Trust	$32,600

Total Closed-End Investment Companies
(identified cost $72,148)		$32,600

Short-Term Investments — 8.6%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(11)	$294,534	$294,534,134

Total Short-Term Investments
(identified cost $294,534,134)		$294,534,134

Total Investments — 102.6%
(identified cost $4,688,760,238)		$3,532,656,150

Less Unfunded Loan Commitments — (1.1)%		$(37,395,771)

Net Investments — 101.5%
(identified cost $4,651,364,467)		$3,495,260,379

Other Assets, Less Liabilities — (1.5)%		$(52,535,451)

Net Assets — 100.0%		$3,442,724,928

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

DIP - Debtor in Possession
REIT - Real Estate Investment Trust
CHF - Swiss Franc
EUR - Euro
GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	This Senior Loan will settle after April 30, 2009, at which time the interest rate will be determined.

(4)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for the description.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $4,307,173 or 0.1% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(9)	Non-income producing security.

(10)	Restricted security. See Note 5.

(11)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $4,356,830,333)	$3,200,726,245
Affiliated investment, at value (identified cost, $294,534,134)	294,534,134
Cash	29,000,000
Foreign currency, at value (identified cost, $96,472)	97,004
Receivable for investments sold	36,316,437
Dividends and interest receivable	20,630,776
Interest receivable from affiliated investment	20,776
Receivable for closed swap contracts	32,001
Prepaid expenses	390,202

Total assets	$3,581,747,575

Liabilities

Payable for investments purchased	$135,073,964
Payable for open forward foreign currency contracts	2,143,397
Payable to affiliate for investment adviser fee	1,310,585
Payable to affiliate for Trustees’ fees	4,208
Accrued expenses	490,493

Total liabilities	$139,022,647

Net assets applicable to investors’ interest in Portfolio	$3,442,724,928

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$4,600,182,729
Net unrealized depreciation (computed on the basis of identified cost)	(1,157,457,801)

Total	$3,442,724,928

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest	$102,810,598
Dividends	2,680
Interest income allocated from affiliated investment	439,328
Expenses allocated from affiliated investment	(305,880)

Total investment income	$102,946,726

Expenses

Investment adviser fee	$7,459,243
Trustees’ fees and expenses	25,250
Legal and accounting services	526,504
Custodian fee	424,037
Interest expense and fees	416,709
Miscellaneous	135,240

Total expenses	$8,986,983

Deduct —
Reduction of custodian fee	$5,721

Total expense reductions	$5,721

Net expenses	$8,981,262

Net investment income	$93,965,464

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(106,868,395)
Swap contracts	290,447
Foreign currency and forward foreign currency exchange contract transactions	1,564,877

Net realized loss	$(105,013,071)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$185,991,660
Foreign currency and forward foreign currency exchange contracts	(9,215,499)

Net change in unrealized appreciation (depreciation)	$176,776,161

Net realized and unrealized gain	$71,763,090

Net increase in net assets from operations	$165,728,554

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$93,965,464	$300,321,531
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(105,013,071)	(60,661,120)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, foreign currency and forward foreign currency exchange contracts	176,776,161	(1,233,858,485)

Net increase (decrease) in net assets from operations	$165,728,554	$(994,198,074)

Capital transactions —
Contributions	$924,674,370	$1,218,146,557
Withdrawals	(703,888,344)	(4,019,337,678)

Net increase (decrease) in net assets from capital transactions	$220,786,026	$(2,801,191,121)

Net increase (decrease) in net assets	$386,514,580	$(3,795,389,195)

Net Assets

At beginning of period	$3,056,210,348	$6,851,599,543

At end of period	$3,442,724,928	$3,056,210,348

See notes to financial statements

Floating Rate Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction excluding(1)	0.64	%(2)	0.70%	0.58%	0.54%	0.54%	0.56%
Net investment income	6.47	%(2)	6.50%	6.94%	6.44%	4.68%	3.27%
Portfolio Turnover	12	%(3)	7%	61%	50%	57%	67%

Total Return	4.94	%(3)	(22.24)%	4.62%	6.36%	4.77%	3.93%

Net assets, end of period (000’s omitted)	$3,442,725		$3,056,210	$6,851,600	$7,430,493	$6,506,058	$5,389,638

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Diversified Income Fund and Eaton Vance Low Duration Fund held an interest of 63.9%, 15.7%, 15.1%, 2.7% and 0.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to 2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $7,752,331 of which $293,088 was allocated from Cash Management and $7,459,243 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.53% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $423,749,722 and $349,425,306, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,651,598,841

Gross unrealized appreciation	$6,826,622
Gross unrealized depreciation	(1,163,165,084)

Net unrealized depreciation	$(1,156,338,462)

5   Restricted Securities

At April 30, 2009, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$0

			$0		$0

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	1,138	$19,915		$50,083
Hayes Lemmerz International	6/23/03	350	17,500		382

Total Restricted Securities			$37,415		$50,465

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Depreciation

5/29/2009	British Pound Sterling 560,000	United States Dollar 823,452	$(4,962)
5/29/2009	British Pound Sterling 33,520,410	United States Dollar 49,164,386	(422,738)
5/29/2009	Euro 145,496,708	United States Dollar 190,781,104	(1,709,808)
5/29/2009	Swiss Franc 10,812,849	United States Dollar 9,470,998	(5,889)

			$(2,143,397)

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($1 billion prior to March 23, 2009) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% (0.08% prior to March 23, 2009) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Average borrowings and the average interest rate (annualized) for the six months ended April 30, 2009 were $14,861,878 and 1.79%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to a greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

The Portfolio adopted Financial Accounting Standard Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$294,584,504	$—
Level 2	Other Significant Observable Inputs	3,196,479,222	(2,143,397)
Level 3	Significant Unobservable Inputs	4,196,653	—

Total		$3,495,260,379	$(2,143,397)

*	Other financial instruments are forward foreign currency exchange contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

Floating-Rate Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$7,048,801
Realized gains (losses)	1,997
Change in net unrealized appreciation (depreciation)*	(4,598,666)
Net purchases (sales)	446,211
Accrued discount (premium)	4,621
Net transfers to (from) Level 3	1,293,689

Balance as of April 30, 2009	$4,196,653

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009 *	$(3,259,140)

*	Amount is included in the related amount on investments in the Statement of Operations.

11   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Floating Rate Portfolio and High Income Opportunities Portfolio, the portfolios in which Eaton Vance Floating-Rate & High Income Fund (the “Fund”) invests (the “Portfolios”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating rate loans. For both Portfolios, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board also considered the performance of the underlying Portfolios. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Floating-Rate & High Income Fund

OFFICERS AND TRUSTEES

Eaton Vance Floating-Rate & High Income Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Eaton Vance Floating-Rate & High Income Fund

OFFICERS AND TRUSTEES CONT’D

Floating Rate Portfolio

Officers Scott H. Page President Craig P. Russ Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

This Page Intentionally Left Blank

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Investment Adviser of Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Floating-Rate & High Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

811-6/09	FRHSRC

Semiannual Report April 30, 2009 EATON VANCE GOVERNMENT OBLIGATIONS FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Government Obligations Fund as of April 30, 2009
INVESTMENT UPDATE

Susan Schiff, CFA
Portfolio Manager
Economic and Market Conditions

•	The six-month period ending April 30, 2009, witnessed the first sustained recovery in the credit markets since the credit crisis began in the summer of 2007. The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining at rates of 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.

•	Although bond yields have generally risen since mid-December 2008, for the six months ending April 30, 2009, U.S. Treasury yields declined by approximately 60-80 basis points (0.6%-0.8%). In addition, since mid-December there has been a substantial tightening in credit spreads in all fixed-income markets. The bond market’s recovery was bolstered by President Obama’s efforts to help banks eliminate illiquid assets and revive credit, and by the government’s commitment to repair the U.S. economy and its financial system through the creation of approximately two dozen government-sponsored stimulus programs. Despite continued deterioration in economic fundamentals during the period, increased issuance and improved liquidity indicated that a thawing in the credit markets was beginning to occur.

•	Under one of the programs that began in January 2009, the Federal Reserve made purchases of mortgage-backed securities (MBS) in the secondary market. This program was designed to sustain lower mortgage rates and support the housing market and is expected to continue throughout the year. The program has helped lower the yield difference between MBS and U.S. Treasuries.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	During the six-month period ending April 30, 2009, the Fund[1] outperformed the Barclays Capital U.S. Intermediate Government Index and the average return of the Lipper Short-Intermediate U.S. Government Classification.[2] The Fund’s outperformance was primarily the result of a substantial tightening in the yield spreads between MBS and Treasuries. In the seasoned MBS market on which the Fund focuses, this spread tightened by approximately 75 basis points.

•	The Fund’s investment emphasis remained on seasoned, government agency MBS (seasoned MBS) during the period. Although credit issues were a concern in the general market, management believed the

Eaton Vance Government Obligations Fund
Total Return Performance 10/31/08 — 4/30/09
Class A3	7.96%
Class B3	7.57
Class C3	7.58
Class I3	0.24	*
Class R3	7.70
Barclays Capital U.S. Intermediate Government Index[2]	4.93
Lipper Short-Intermediate U.S. Government Funds Average[2]	5.33
*	Performance shown is cumulative since share class inception on 4/3/09.
Please refer to page 2 for additional performance information.

[1]	The Fund currently invests in a separately registered investment company, Government Obligations Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value (NAV), of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at NAV.

1

Eaton Vance Government Obligations Fund as of April 30, 2009
INVESTMENT UPDATE
underlying credit quality of seasoned MBS remained generally sound during the period. Typically, seasoned MBS were originated in the 1980s or 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. The Fund had no direct exposure to the subprime lending market or to non-agency MBS during the period.

•	In anticipation of a recovering economy, the Fund’s duration was shortened slightly from 3.78 years at the beginning of the six-month period to 3.16 years at period’s end. Duration indicates price sensitivity to changes in interest rates of a fixed-income security or portfolio based on the timing of anticipated principal and interest payments. A shorter duration instrument normally has less exposure to interest-rate risk than longer duration instruments.
Portfolio Composition

Diversification by Sectors1

By total investments
[1]	As a percentage of the Portfolio’s total investments as of 4/30/09.

2

Eaton Vance Government Obligations Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C	Class I		Class R
Class Share Symbol	EVGOX	EMGOX	ECGOX	EIGOX		ERGOX

Average Annual Total Returns (at net asset value)

Six Months	7.96%	7.57%	7.58%	N.A.		7.70%
One Year	8.79	7.98	7.99	N.A.		8.53
Five Years	5.11	4.31	4.29	N.A.		N.A.
Ten Years	5.06	4.28	4.24	N.A.		N.A.
Life of Fund†	7.16	4.46	4.37	0.24	%††	5.53
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	2.90%	2.57%	6.58%	N.A.		7.70%
One Year	3.63	2.98	6.99	N.A.		8.53
Five Years	4.08	3.99	4.29	N.A.		N.A.
Ten Years	4.55	4.28	4.24	N.A.		N.A.
Life of Fund†	6.95	4.46	4.37	0.24	%††	5.53

†	Inception Dates — Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93; Class I: 4/3/09; Class R: 8/12/05

††	Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Gross Expense Ratio	1.19%	1.94%	1.94%	0.94%	1.44%

[2]	Source: Prospectus dated 3/1/09, as supplemented on 4/1/09 and 5/4/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Government Obligations Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Government Obligations Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual*
Class A	$1,000.00	$1,079.60	$5.93
Class B	$1,000.00	$1,075.70	$9.78
Class C	$1,000.00	$1,075.80	$9.78
Class I	$1,000.00	$1,002.40	$0.70
Class R	$1,000.00	$1,077.00	$7.21

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.76
Class B	$1,000.00	$1,015.40	$9.49
Class C	$1,000.00	$1,015.40	$9.49
Class I	$1,000.00	$1,020.30	$4.56
Class R	$1,000.00	$1,017.90	$7.00

*	Class I had not commenced operations as of November 1, 2008. Actual expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, 0.91% for Class I shares and 1.40% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 for Class A, Class B, Class C and Class R (to reflect the one-half year period) and by 28/365 for Class I (to reflect the period from commencement of operations on April 3, 2009 to April 30, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008 (April 2, 2009 for Class I). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, 0.91% for Class I shares and 1.40% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Government Obligations Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Government Obligations Portfolio, at value (identified cost, $802,385,100)	$824,549,540
Receivable for Fund shares sold	4,645,429

Total assets	$829,194,969

Liabilities

Payable for Fund shares redeemed	$3,008,636
Dividends payable	972,899
Payable to affiliate for distribution and service fees	395,888
Payable to affiliate for Trustees’ fees	1,850
Accrued expenses	115,465

Total liabilities	$4,494,738

Net Assets	$824,700,231

Sources of Net Assets

Paid-in capital	$1,012,674,423
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(206,213,289)
Accumulated distributions in excess of net investment income	(3,925,343)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	22,164,440

Total	$824,700,231

Class A Shares

Net Assets	$450,780,344
Shares Outstanding	60,122,658
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.50
Maximum Offering Price Per Share
(100 ÷ 95.25 of $7.50)	$7.87

Class B Shares

Net Assets	$144,057,485
Shares Outstanding	19,212,973
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.50

Class C Shares

Net Assets	$227,701,408
Shares Outstanding	30,409,546
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.49

Class I Shares

Net Assets	$1,002
Shares Outstanding	134
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.50

Class R Shares

Net Assets	$2,159,992
Shares Outstanding	289,215
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.47

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest allocated from Portfolio	$18,840,552
Expenses allocated from Portfolio	(2,942,583)

Net investment income from Portfolio	$15,897,969

Expenses

Trustees’ fees and expenses	$250
Distribution and service fees
Class A	506,588
Class B	732,376
Class C	1,015,799
Class R	2,420
Transfer and dividend disbursing agent fees	341,817
Printing and postage	67,286
Registration fees	25,933
Custodian fee	20,626
Legal and accounting services	19,094

Total expenses	$2,732,189

Net investment income	$13,165,780

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$2,940,388
Financial futures contracts	7,560,976

Net realized gain	$10,501,364

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$29,022,410
Financial futures contracts	1,821,966

Net change in unrealized appreciation (depreciation)	$30,844,376

Net realized and unrealized gain	$41,345,740

Net increase in net assets from operations	$54,511,520

See notes to financial statements

5

Eaton Vance Government Obligations Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$13,165,780	$22,643,375
Net realized gain from investment transactions and financial futures contracts	10,501,364	6,883,425
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	30,844,376	(9,934,170)

Net increase in net assets from operations	$54,511,520	$19,592,630

Distributions to shareholders —
From net investment income
Class A	$(9,533,119)	$(15,519,589)
Class B	(2,908,588)	(6,781,462)
Class C	(4,026,514)	(6,148,590)
Class I	(4)	(23,112)
Class R	(21,402)	—

Total distributions to shareholders	$(16,489,627)	$(28,472,753)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$139,372,756	$212,119,920
Class B	15,250,283	34,528,345
Class C	76,252,874	106,275,591
Class I	1,000	—
Class R	1,314,944	843,401
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,706,072	10,314,729
Class B	1,760,785	3,996,964
Class C	2,362,536	3,623,958
Class I	4	—
Class R	20,206	19,318
Cost of shares redeemed
Class A	(83,847,719)	(109,962,134)
Class B	(21,801,798)	(43,283,489)
Class C	(32,095,529)	(51,459,693)
Class I	—	—
Class R	(45,677)	(260,466)
Net asset value of shares exchanged
Class A	5,968,787	9,439,980
Class B	(5,968,787)	(9,439,980)

Net increase in net assets from Fund share transactions	$105,250,737	$166,756,444

Net increase in net assets	$143,272,630	$157,876,321

	Six Months Ended
	April 30, 2009	Year Ended
Net Assets	(Unaudited)	October 31, 2008

At beginning of period	$681,427,601	$523,551,280

At end of period	$824,700,231	$681,427,601

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(3,925,343)	$(601,496)

See notes to financial statements

6

Eaton Vance Government Obligations Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,					Period Ended		Year Ended
	April 30, 2009							October 31,		December 31,
	(Unaudited)		2008	2007	2006	2005		2004(1)		2003

Net asset value — Beginning period	$7.110		$7.160	$7.200	$7.340	$7.740		$8.050		$8.620

Income (loss) from operations

Net investment income(2)	$0.141		$0.297	$0.300	$0.266	$0.212		$0.215		$0.159
Net realized and unrealized gain (loss)	0.422		0.020	0.053	0.037	(0.090)		(0.065)		(0.177)

Total income (loss) from operations	$0.563		$0.317	$0.353	$0.303	$0.122		$0.150		$(0.018)

Less distributions

From net investment income	$(0.173)		$(0.367)	$(0.391)	$(0.424)	$(0.519)		$(0.460)		$(0.548)
Tax return of capital	—		—	(0.002)	(0.019)	(0.003)		—		(0.004)

Total distributions	$(0.173)		$(0.367)	$(0.393)	$(0.443)	$(0.522)		$(0.460)		$(0.552)

Net asset value — End of period	$7.500		$7.110	$7.160	$7.200	$7.340		$7.740		$8.050

Total Return(3)	7.96	%(8)	4.45%	5.05%	4.28%	2.03	%(4)	1.91	%(8)	(0.35)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$450,780		$362,311	$245,687	$251,751	$291,931		$354,083		$435,022
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.15	%(7)	1.19%	1.22%	1.20%	1.18%		1.13	%(7)	1.06%
Net investment income	3.82	%(7)	4.09%	4.19%	3.69%	2.82%		3.27	%(7)	1.90%
Portfolio Turnover of the Portfolio	17	%(8)	19%	23%	2%	30%		5	%(8)	67%

(1)	For the ten-month period ended October 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Total return reflects an increase of 0.31% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

7

Eaton Vance Government Obligations Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,					Period Ended		Year Ended
	April 30, 2009							October 31,		December 31,
	(Unaudited)		2008	2007	2006	2005		2004(1)		2003

Net asset value — Beginning of period	$7.110		$7.160	$7.200	$7.340	$7.740		$8.040		$8.610

Income (loss) from operations

Net investment income(2)	$0.114		$0.245	$0.247	$0.213	$0.156		$0.166		$0.096
Net realized and unrealized gain (loss)	0.422		0.018	0.053	0.035	(0.094)		(0.060)		(0.179)

Total income (loss) from operations	$0.536		$0.263	$0.300	$0.248	$0.062		$0.106		$(0.083)

Less distributions

From net investment income	$(0.146)		$(0.313)	$(0.338)	$(0.369)	$(0.459)		$(0.406)		$(0.483)
Tax return of capital	—		—	(0.002)	(0.019)	(0.003)		—		(0.004)

Total distributions	$(0.146)		$(0.313)	$(0.340)	$(0.388)	$(0.462)		$(0.406)		$(0.487)

Net asset value — End of period	$7.500		$7.110	$7.160	$7.200	$7.340		$7.740		$8.040

Total Return(3)	7.57	%(8)	3.67%	4.27%	3.50%	1.15	%(4)	1.35	%(8)	(1.03)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$144,057		$146,987	$162,159	$215,850	$291,079		$390,836		$555,947
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.90	%(7)	1.94%	1.97%	1.95%	1.93%		1.88	%(7)	1.81%
Net investment income	3.09	%(7)	3.37%	3.45%	2.95%	2.07%		2.52	%(7)	1.15%
Portfolio Turnover of the Portfolio	17	%(8)	19%	23%	2%	30%		5	%(8)	67%

(1)	For the ten-month period ended October 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Total return reflects an increase of 0.24% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Government Obligations Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,					Period Ended		Year Ended
	April 30, 2009							October 31,		December 31,
	(Unaudited)		2008	2007	2006	2005		2004(1)		2003

Net asset value — Beginning of period	$7.100		$7.150	$7.190	$7.340	$7.730		$8.040		$8.610

Income (loss) from operations

Net investment income(2)	$0.113		$0.243	$0.247	$0.157	$0.157		$0.166		$0.096
Net realized and unrealized gain (loss)	0.423		0.020	0.053	(0.085)	(0.085)		(0.070)		(0.179)

Total income (loss) from operations	$0.536		$0.263	$0.300	$0.238	$0.072		$0.096		$(0.083)

Less distributions

From net investment income	$(0.146)		$(0.313)	$(0.338)	$(0.369)	$(0.459)		$(0.406)		$(0.483)
Tax return of capital	—		—	(0.002)	(0.019)	(0.003)		—		(0.004)

Total distributions	$(0.146)		$(0.313)	$(0.340)	$(0.388)	$(0.462)		$(0.406)		$(0.487)

Net asset value — End of period	$7.490		$7.100	$7.150	$7.190	$7.340		$7.730		$8.040

Total Return(3)	7.58	%(8)	3.67%	4.27%	3.36%	1.16	%(4)	1.22	%(8)	(1.02)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$227,701		$171,302	$115,460	$129,963	$182,214		$272,000		$436,960
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.90	%(7)	1.94%	1.97%	1.95%	1.93%		1.88	%(7)	1.81%
Net investment income	3.07	%(7)	3.35%	3.45%	2.95%	2.08%		2.52	%(7)	1.15%
Portfolio Turnover of the Portfolio	17	%(8)	19%	23%	2%	30%		5	%(8)	67%

(1)	For the ten-month period ended October 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Total return reflects an increase of 0.11% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Government Obligations Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	April 30, 2009
	(Unaudited)(1)

Net asset value — Beginning of period	$7.510

Income (loss) from operations

Net investment income(2)	$0.024
Net realized and unrealized loss	(0.006)

Total income from operations	$0.018

Less distributions

From net investment income	$(0.028)

Total distributions	$(0.028)

Net asset value — End of period	$7.500

Total Return(3)	0.24	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.91	%(6)
Net investment income	4.07	%(6)
Portfolio Turnover of the Portfolio	17	%(7)(8)

(1)	For the period from the commencement of operations, April 3, 2009, to April 30, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the Portfolio’s six months ended April 30, 2009.

(8)	Not annualized.

See notes to financial statements

10

Eaton Vance Government Obligations Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Six Months Ended		Year Ended October 31,			Period Ended
	April 30, 2009					October 31,
	(Unaudited)		2008	2007	2006	2005(1)

Net asset value — Beginning of period	$7.090		$7.130	$7.170	$7.320	$7.430

Income (loss) from operations

Net investment income(2)	$0.130		$0.276	$0.280	$0.214	$0.083
Net realized and unrealized gain (loss)	0.413		0.032	0.054	0.060	(0.091)

Total income (loss) from operations	$0.543		$0.308	$0.334	$0.274	$(0.008)

Less distributions

From net investment income	$(0.163)		$(0.348)	$(0.372)	$(0.405)	$(0.099)
Tax return of capital	—		—	(0.002)	(0.019)	(0.003)

Total distributions	$(0.163)		$(0.348)	$(0.374)	$(0.424)	$(0.102)

Net asset value — End of period	$7.470		$7.090	$7.130	$7.170	$7.320

Total Return(3)	7.70	%(7)	4.33%	4.79%	3.87%	(0.12	)%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,160		$827	$245	$235	$2
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.40	%(6)	1.44%	1.47%	1.45%	1.43	%(6)
Net investment income	3.55	%(6)	3.82%	3.93%	3.01%	4.57	%(6)
Portfolio Turnover of the Portfolio	17	%(7)	19%	23%	2%	30	%(7)

(1)	For the period from the commencement of operations, August 12, 2005, to October 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

11

Eaton Vance Government Obligations Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.4% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $215,577,556 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($21,056,795), October 31, 2011 ($78,339,789), October 31, 2012 ($67,101,638), October 31, 2013 ($23,607,593), October 31, 2014 ($17,522,954), October 31, 2015 ($6,336,492) and October 31, 2016 ($1,612,295).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and

12

Eaton Vance Government Obligations Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $19,261 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $53,728 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B, Class C shares and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $506,588 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $549,282 and $761,849 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,260,000 and $73,666,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R

13

Eaton Vance Government Obligations Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $1,210, representing 0.25% (annualized) of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $183,094, $253,950 and $1,210 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $37,000, $127,000 and $26,000 of CDSC paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $230,102,904 and $145,188,257, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	18,790,945	29,072,836
Issued to shareholders electing to receive payments of distributions in Fund shares	901,854	1,422,163
Redemptions	(11,306,696)	(15,178,819)
Exchange from Class B shares	802,788	1,297,703

Net increase	9,188,891	16,613,883

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	2,062,386	4,727,227
Issued to shareholders electing to receive payments of distributions in Fund shares	236,909	550,405
Redemptions	(2,947,910)	(5,966,564)
Exchange to Class A shares	(802,006)	(1,296,262)

Net decrease	(1,450,621)	(1,985,194)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	10,320,627	14,578,230
Issued to shareholders electing to receive payments of distributions in Fund shares	318,099	500,225
Redemptions	(4,340,966)	(7,113,646)

Net increase	6,297,760	7,964,809

	Period Ended
	April 30, 2009
Class I	(Unaudited)(1)

Sales	133
Issued to shareholders electing to receive payments of distributions in Fund shares	1

Net increase	134

	Six Months Ended
	April 30, 2009	Year Ended
Class R	(Unaudited)	October 31, 2008

Sales	175,982	115,915
Issued to shareholders electing to receive payments of distributions in Fund shares	2,727	2,680
Redemptions	(6,219)	(36,200)

Net increase	172,490	82,395

(1)	Class I commenced operations on April 3, 2009.

14

Government Obligations Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Mortgage-Backed Securities — 96.8%

Mortgage Pass-Throughs — 88.5%

	Principal
	Amount
Security	(000’s omitted)		Value

Federal Home Loan Mortgage Corp.:
3.759%, with maturity at 2035(1)	$16,193		$16,377,047
5.00%, with maturity at 2014	2,138		2,214,358
5.50%, with various maturities to 2032	12,706		13,230,030
6.00%, with various maturities to 2026	11,707		12,331,808
6.50%, with various maturities to 2030	34,937		37,560,541
6.87%, with maturity at 2024	304		331,835
7.00%, with various maturities to 2035	37,994		40,911,556
7.09%, with maturity at 2023	1,153		1,266,473
7.25%, with maturity at 2022	1,821		2,006,980
7.31%, with maturity at 2027	503		559,704
7.50%, with various maturities to 2035	20,849		22,974,357
7.63%, with maturity at 2019	714		781,835
7.75%, with maturity at 2018	43		47,317
7.78%, with maturity at 2022	211		228,542
7.85%, with maturity at 2020	575		641,023
8.00%, with various maturities to 2028	17,948		19,947,160
8.13%, with maturity at 2019	1,198		1,340,473
8.15%, with maturity at 2021	387		436,064
8.25%, with various maturities to 2017	140		156,552
8.50%, with various maturities to 2027	8,229		9,307,910
8.75%, with maturity at 2016	19		20,135
9.00%, with various maturities to 2027	12,137		13,689,388
9.25%, with various maturities to 2017	218		240,249
9.50%, with various maturities to 2026	3,535		4,055,891
9.75%, with various maturities to 2018	8		8,539
10.50%, with maturity at 2020	1,104		1,243,351
11.00%, with maturity at 2015	37		41,155
13.50%, with maturity at 2010	3		3,185
15.00%, with maturity at 2011	0	(2)	403

			$201,953,861

Federal National Mortgage Assn.:
3.253%, with maturity at 2026(1)	$1,728		$1,749,368
3.309%, with maturity at 2022(1)	2,970		3,000,720
3.468%, with maturity at 2022(1)	2,674		2,702,837
3.688%, with maturity at 2035(1)	2,543		2,575,415
3.705%, with various maturities to 2035(1)	40,911		41,439,200
3.807%, with maturity at 2036(1)	2,815		2,864,422
3.971%, with maturity at 2035(1)	13,470		13,861,989
4.00%, with maturity at 2014	830		850,113
4.007%, with maturity at 2033(1)	5,644		5,714,861
4.138%, with maturity at 2036(1)	3,559		3,582,917
4.267%, with maturity at 2036(1)	1,049		1,055,840
4.376%, with maturity at 2021	2,807		2,865,265
4.50%, with various maturities to 2018	70,268		72,726,028
4.788%, with maturity at 2036(1)	42,846		44,104,629
4.847%, with maturity at 2035(1)	14,613		15,042,326
5.00%, with various maturities to 2027	6,772		6,998,117
5.207%, with maturity at 2034(1)	41,136		42,344,498
5.50%, with various maturities to 2030	35,180		36,720,287
5.951%, with maturity at 2040(1)	3,101		3,206,743
6.00%, with various maturities to 2031	24,768		26,113,922
6.483%, with maturity at 2025(3)	486		525,284
6.50%, with various maturities to 2029	76,864		82,651,962
7.00%, with various maturities to 2033	58,895		63,777,046
7.25%, with maturity at 2023	50		53,568
7.50%, with various maturities to 2029	12,876		14,213,280
7.858%, with maturity at 2030(3)	53		58,784
7.875%, with maturity at 2021	1,091		1,223,810
8.00%, with various maturities to 2032	20,530		23,128,926
8.25%, with maturity at 2025	495		561,358
8.33%, with maturity at 2020	1,140		1,288,049
8.50%, with various maturities to 2027	6,689		7,500,999
8.561%, with maturity at 2021(3)	141		160,644
8.75%, with maturity at 2016	17		17,332
9.00%, with maturity at 2010(3)	13		13,653
9.00%, with various maturities to 2030	1,825		2,083,034
9.125%, with maturity at 2011	18		18,725
9.25%, with various maturities to 2016	10		10,128
9.50%, with various maturities to 2030	3,523		4,044,696
9.75%, with maturity at 2019	34		40,485
9.973%, with maturity at 2021(3)	98		114,499
10.00%, with maturity at 2012	17		18,117
10.009%, with maturity at 2025(3)	84		93,402
10.066%, with maturity at 2021(3)	71		80,465
10.152%, with maturity at 2020(3)	124		138,452
10.179%, with maturity at 2021(3)	161		181,299
10.217%, with maturity at 2023(3)	152		172,005
10.619%, with maturity at 2025(3)	74		82,597
11.00%, with maturity at 2010	2		1,742
11.375%, with maturity at 2019(3)	137		152,175
11.50%, with maturity at 2012	21		21,732
11.644%, with maturity at 2018(3)	170		190,346
11.809%, with maturity at 2025(3)	44		50,232
12.441%, with maturity at 2021(3)	71		78,550
12.679%, with maturity at 2015(3)	163		187,028
13.00%, with maturity at 2010	5		4,741

			$532,458,642

See notes to financial statements

15

Government Obligations Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Government National Mortgage Assn.:
4.125%, with various maturities to 2027(1)	$874	$892,682
6.50%, with maturity at 2024	93	100,403
7.00%, with various maturities to 2034	52,521	57,512,034
7.25%, with maturity at 2022	39	43,100
7.50%, with various maturities to 2025	9,112	10,043,094
8.00%, with various maturities to 2027	16,988	19,038,679
8.25%, with maturity at 2019	208	232,389
8.30%, with maturity at 2020	56	63,246
8.50%, with various maturities to 2018	2,858	3,184,930
9.00%, with various maturities to 2027	9,446	11,099,411
9.50%, with various maturities to 2026	6,423	7,495,090

		$109,705,058

Total Mortgage Pass-Throughs
(identified cost $821,755,014)		$844,117,561

Collateralized Mortgage Obligations — 7.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$374	$398,110
Series 1822, Class Z, 6.90%, 3/15/26	2,407	2,538,486
Series 1896, Class Z, 6.00%, 9/15/26	1,199	1,242,549
Series 2075, Class PH, 6.50%, 8/15/28	632	669,948
Series 2091, Class ZC, 6.00%, 11/15/28	2,848	3,003,002
Series 2102, Class Z, 6.00%, 12/15/28	730	769,331
Series 2115, Class K, 6.00%, 1/15/29	3,638	3,792,013
Series 2142, Class Z, 6.50%, 4/15/29	1,353	1,439,263
Series 2245, Class A, 8.00%, 8/15/27	13,682	14,972,301

		$28,825,003

Federal National Mortgage Assn.:
Series G-8, Class E, 9.00%, 4/25/21	$503	$568,923
Series G92-44, Class ZQ, 8.00%, 7/25/22	598	654,252
Series G93-36, Class ZQ, 6.50%, 12/25/23	19,232	20,547,719
Series 1993-16, Class Z, 7.50%, 2/25/23	710	779,509
Series 1993-39, Class Z, 7.50%, 4/25/23	1,723	1,885,520
Series 1993-149, Class M, 7.00%, 8/25/23	906	981,750
Series 1993-178, Class PK, 6.50%, 9/25/23	1,766	1,876,659
Series 1993-250, Class Z, 7.00%, 12/25/23	502	538,579
Series 1994-42, Class K, 6.50%, 4/25/24	8,042	8,630,626
Series 1994-82, Class Z, 8.00%, 5/25/24	2,851	3,176,343
Series 1997-81, Class PD, 6.35%, 12/18/27	1,090	1,156,213
Series 2000-49, Class A, 8.00%, 3/18/27	1,534	1,714,212
Series 2002-1, Class G, 7.00%, 7/25/23	1,180	1,276,884

		$43,787,189

Government National Mortgage Assn.: Series 1998-19, Class ZB, 6.50%, 7/20/28	$927	$987,100

Total Collateralized Mortgage Obligations
(identified cost $69,301,856)		$73,599,292

Commercial Mortgage-Backed Securities — 0.6%

	Principal
	Amount
Security	(000’s omitted)	Value

GS Mortgage Securities Corp. II, Series 2001-Rock, Class A2FL, 0.855%, with maturity at 2018(4)(5)	$5,500	$5,433,966

		$5,433,966

Total Commercial Mortgage-Backed Securities
(identified cost $5,520,962)		$5,433,966

Total Mortgage-Backed Securities
(identified cost $896,577,832)		$923,150,819

U.S. Treasury Obligations — 0.8%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 7.125%, 2/15/23(6)	$6,000	$8,047,500

Total U.S. Treasury Obligations
(identified cost $6,229,645)		$8,047,500

See notes to financial statements

16

Government Obligations Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Short-Term Investments — 2.0%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(7)	$18,941	$18,941,175

Total Short-Term Investments
(identified cost $18,941,175)		$18,941,175

Total Investments — 99.6%
(identified cost $921,748,652)		$950,139,494

Other Assets, Less Liabilities — 0.4%		$4,153,612

Net Assets — 100.0%		$954,293,106

(1)	Adjustable rate mortgage.

(2)	Principal amount is less than $1,000.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $5,433,966 or 0.6% of the Portfolio’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(6)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(7)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

17

Government Obligations Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $902,807,477)	$931,198,319
Affiliated investment, at value (identified cost, $18,941,175)	18,941,175
Receivable for investments sold	272,375
Interest receivable	4,651,874
Interest receivable from affiliated investment	1,339

Total assets	$955,065,082

Liabilities

Payable to affiliate for investment adviser fee	$558,997
Payable for daily variation margin on open financial futures contracts	140,625
Payable to affiliate for Trustees’ fees	3,304
Accrued expenses	69,050

Total liabilities	$771,976

Net assets applicable to investors’ interest in Portfolio	$954,293,106

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$926,004,498
Net unrealized appreciation (computed on the basis of identified cost)	28,288,608

Total	$954,293,106

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest	$21,830,336
Interest income allocated from affiliated investment	90,467
Expenses allocated from affiliated investment	(54,451)

Total investment income	$21,866,352

Expenses

Investment adviser fee	$3,155,558
Trustees’ fees and expenses	21,277
Custodian fee	143,624
Legal and accounting services	35,610
Miscellaneous	10,173

Total expenses	$3,366,242

Deduct —
Reduction of custodian fee	$11

Total expense reductions	$11

Net expenses	$3,366,231

Net investment income	$18,500,121

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$3,452,352
Financial futures contracts	8,854,738

Net realized gain	$12,307,090

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$33,840,027
Financial futures contracts	2,227,261

Net change in unrealized appreciation (depreciation)	$36,067,288

Net realized and unrealized gain	$48,374,378

Net increase in net assets from operations	$66,874,499

See notes to financial statements

18

Government Obligations Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$18,500,121	$34,218,814
Net realized gain from investment transactions and financial futures contracts	12,307,090	8,945,747
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	36,067,288	(10,368,684)

Net increase in net assets from operations	$66,874,499	$32,795,877

Capital transactions —
Contributions	$247,731,796	$388,827,835
Withdrawals	(170,940,452)	(298,743,400)

Net increase in net assets from capital transactions	$76,791,344	$90,084,435

Net increase in net assets	$143,665,843	$122,880,312

Net Assets

At beginning of period	$810,627,263	$687,746,951

At end of period	$954,293,106	$810,627,263

See notes to financial statements

19

Government Obligations Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,				Period Ended		Year Ended
	April 30, 2009						October 31,		December 31,
	(Unaudited)		2008	2007	2006	2005	2004(1)		2003

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.78	%(3)	0.80%	0.80%	0.79%	0.77%	0.75	%(3)	0.70%
Net investment income	4.20	%(3)	4.48%	4.60%	4.09%	3.21%	3.63	%(3)	2.26%
Portfolio Turnover	17	%(4)	19%	23%	2%	30%	5	%(4)	67%

Total Return	8.16	%(4)	4.85%	5.49%	4.71%	2.46%	2.23	%(4)	0.01%

Net assets, end of period (000’s omitted)	$954,293		$810,627	$687,747	$727,804	$866,273	$1,060,801		$1,521,288

(1)	For the ten-month period ended October 31, 2004.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

20

Government Obligations Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, the Eaton Vance Government Obligations Fund, Eaton Vance Diversified Income Fund and Eaton Vance Low Duration Fund held an interest of 86.4%, 9.6% and 1.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the

21

Government Obligations Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% annually of average daily net assets of $2.5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $3,207,670 of which $52,112 was allocated from Cash Management and $3,155,558 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.73% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

22

Government Obligations Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

3   Purchases and Sales of Investments

Purchases and sales of U.S. Government and agency obligations, other than short-term obligations and including maturities and paydowns, aggregated $171,868,056 and $154,967,209, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$930,821,159

Gross unrealized appreciation	$22,925,419
Gross unrealized depreciation	(3,607,084)

Net unrealized appreciation	$19,318,335

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

6/09	750 10 Year U.S. Treasury Note	Long	$90,805,359	$90,703,125	$(102,234)

					$(102,234)

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$18,941,175	$(102,234)
Level 2	Other Significant Observable Inputs	931,198,319	—
Level 3	Significant Unobservable Inputs	—	—

Total		$950,139,494	$(102,234)

*	Other financial instruments include futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

23

Government Obligations Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

24

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

25

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Government Obligations Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Government Obligations Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

26

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

27

Eaton Vance Government Obligations Fund

OFFICERS AND TRUSTEES

Eaton Vance Government Obligations Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

28

Eaton Vance Government Obligations Fund

OFFICERS AND TRUSTEES CONT’D

Government Obligations Portfolio

Officers
Mark S. Venezia
President

Christine M. Johnston
Vice President

Susan Schiff
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

29

29

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Investment Adviser of Government Obligations Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Government Obligations Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective, risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

140-6/09	GOSRC

EATON VANCE HIGH INCOME OPPORTUNITIES FUND S e m i a n n u a l R e p o r t A p r i l 3 0 , 2 0 0 9

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance High Income Opportunities Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Thomas J. Huggins, CFA
Co-Portfolio Manager
•	During the six months ending April 30, 2009, credit markets experienced unprecedented weakness during the early part of the period but staged a significant turnaround in the latter four months. While there is little doubt that a recession would bring higher default rates, it was difficult to reconcile high-yield bond prices with market fundamentals during November and December of 2008. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. High-yield bonds and bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets. The selling pressure in the first two months of the period was such that liquidity was sharply lower for higher-quality bonds, and all but disappeared for lower-quality bonds. The market’s severe decline continued from October 2008 through November and the first half of December.

•	By mid-December 2008, high-yield spreads exceeded 2,000 basis points (20%) — an unprecedented level. The final four months of the period marked a dramatic turnaround for high-yield bonds, with spreads narrowing to 1,300 basis points (13%) as of April 30, 2009. The market appeared to acknowledge some broad-based positives for the economy — especially the potential benefits from the Obama administration’s massive stimulus programs. These programs were a catalyst for the high-yield market, helping it to rally from an extremely oversold position. While November 2008 was one of the worst months in the high-yield market from a performance standpoint, April 2009 was the best on record. Flows into high-yield mutual funds were positive for the period but were most dramatic during the month of April.

•	Despite the weak economic environment in 2009, the high-yield market benefited from the narrowing of spreads and a more optimistic outlook that the recession could end sooner than had been expected. Within the high-yield universe, during the first two months of the period, higher credit quality bonds outperformed lower credit quality bonds, and shorter-maturity issues outperformed those with longer maturities. In the final four months, during the market’s rally, the opposite occurred: B and CCC rated bonds outperformed from oversold levels.
Management Discussion
•	The Fund[1] lagged its primary benchmark, the Merrill Lynch U.S. High Yield Index (the Index), as well as the Lipper High Current Yield Funds Average for the six-month period ending April 30, 2009.[2] The Fund underperformed primarily because, during the early part of the period, it was overweighted in B rated bonds and underweighted in BB rated bonds, which outperformed in the difficult market environment. Additionally, the Index outperformed the Lipper High Current Yield Funds Average by a large margin due to a significant inflow of U.S. and foreign financials into the Index at the low point in the market.
Eaton Vance High Income Opportunities Fund
Total Return Performance 10/31/08 — 4/30/09

Class A3	4.44%
Class B3	4.14
Class C3	4.14
Merrill Lynch U.S. High Yield Index[2]	15.20
Merrill Lynch U.S. High Yield Constrained Index[2]	15.71
Lipper High Current Yield Funds Average[2]	9.18
Please refer to page 3 for additional performance information.

[1]	The Fund currently invests in a separately registered investment company, High Income Opportunities Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance High Income Opportunities Fund as of April 30, 2009
INVESTMENT UPDATE
•	The Fund was positioned during the credit crisis in investments that management believed could present unique capital appreciation opportunities. Management’s strategy remained focused on B rated bonds of solid companies, which performed well during the market’s recovery from January through April of 2009. Many of these companies made it through the tumultuous environment better than had been expected. In the first quarter of 2009, management opportunistically invested in higher-quality, investment-grade securities and deeply discounted bank loans. In addition, the Fund purchased newly issued securities and added to existing positions — both at extremely attractive yields.

•	The Fund’s overweight positions in technology, retail and cable/satellite television helped its performance relative to the Index, as did an underweight to the utilities industry, which did not perform well. The Fund’s holdings in the gaming, containers and chemicals industries detracted from performance.
Portfolio Composition
Portfolio Credit Quality Ratings1
By total investments

[1]	As a percentage of the Portfolio’s total investments as of 4/30/09. Although the investment adviser considers ratings when making invest- ment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

The views expressed throughout this report are those of the portfo- lio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance High Income Opportunities Fund as of April 30, 2009
FUND PERFORMANCE

Fund Performance[1]	Class A	Class B	Class C
Class Share Symbol	ETHIX	EVHIX	ECHIX

Average Annual Total Returns (at net asset value)
Six Months	4.44%	4.14%	4.14%
One Year	-24.18	-24.79	-24.79
Five Years	-0.66	-1.37	-1.40
Ten Years	N.A.	0.49	0.48
Life of Fund†	-0.58	5.42	3.57
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-0.66%	-0.73%	3.17%
One Year	-27.80	-28.16	-25.46
Five Years	-1.63	-1.63	-1.40
Ten Years	N.A.	0.49	0.48
Life of Fund†	-1.51	5.42	3.57

†	Inception Dates — Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94

[1]	Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.11%	1.86%	1.86%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance High Income Opportunities Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Income Opportunities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,044.40	$6.89
Class B	$1,000.00	$1,041.40	$10.68
Class C	$1,000.00	$1,041.40	$10.68

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$6.81
Class B	$1,000.00	$1,014.30	$10.54
Class C	$1,000.00	$1,014.30	$10.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Class A shares, 2.11% for Class B shares and 2.11% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance High Income Opportunities Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in High Income Opportunities Portfolio, at value (identified cost, $461,669,936)	$327,365,038
Receivable for Fund shares sold	477,010

Total assets	$327,842,048

Liabilities

Dividends payable	$1,827,600
Payable for Fund shares redeemed	540,283
Payable to affiliate for distribution and service fees	151,303
Payable to affiliate for Trustees’ fees	42
Accrued expenses	101,555

Total liabilities	$2,620,783

Net Assets	$325,221,265

Sources of Net Assets

Paid-in capital	$913,934,020
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(455,908,376)
Accumulated undistributed net investment income	1,500,519
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(134,304,898)

Total	$325,221,265

Class A Shares

Net Assets	$171,896,418
Shares Outstanding	53,421,561
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$3.22
Maximum Offering Price Per Share
(100 ÷ 95.25 of $3.22)	$3.38

Class B Shares

Net Assets	$67,711,994
Shares Outstanding	21,023,962
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$3.22

Class C Shares

Net Assets	$85,612,853
Shares Outstanding	26,591,331
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$3.22

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest and other income allocated from Portfolio	$20,393,542
Dividends allocated from Portfolio	100,187
Expenses allocated from Portfolio	(1,277,976)

Net investment income from Portfolio	$19,215,753

Expenses

Trustees’ fees and expenses	$250
Distribution and service fees
Class A	182,904
Class B	346,909
Class C	385,284
Transfer and dividend disbursing agent fees	234,695
Printing and postage	43,264
Custodian fee	26,937
Registration fees	26,492
Legal and accounting services	10,828
Miscellaneous	7,280

Total expenses	$1,264,843

Net investment income	$17,950,910

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(34,921,103)
Swap contracts	(13,426,340)
Foreign currency and forward foreign currency exchange contract transactions	46,552

Net realized loss	$(48,300,891)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$36,424,500
Swap contracts	4,777,674
Foreign currency and forward foreign currency exchange contracts	(23,087)

Net change in unrealized appreciation (depreciation)	$41,179,087

Net realized and unrealized loss	$(7,121,804)

Net increase in net assets from operations	$10,829,106

See notes to financial statements

5

Eaton Vance High Income Opportunities Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$17,950,910	$45,154,591
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(48,300,891)	(29,819,298)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	41,179,087	(170,140,182)

Net increase (decrease) in net assets from operations	$10,829,106	$(154,804,889)

Distributions to shareholders —
From net investment income
Class A	$(10,559,885)	$(20,114,244)
Class B	(4,588,397)	(13,439,771)
Class C	(5,101,764)	(11,100,265)
Tax return of capital
Class A	—	(21,935)
Class B	—	(14,656)
Class C	—	(12,105)

Total distributions to shareholders	$(20,250,046)	$(44,702,976)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,323,450	$28,348,051
Class B	3,035,568	6,914,420
Class C	7,434,517	14,908,093
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,952,201	9,264,184
Class B	1,959,824	5,751,882
Class C	2,074,343	4,448,493
Cost of shares redeemed
Class A	(17,834,985)	(80,617,635)
Class B	(9,909,785)	(47,281,467)
Class C	(11,321,469)	(39,404,168)
Net asset value of shares exchanged
Class A	12,804,007	39,044,718
Class B	(12,804,007)	(39,044,718)
Redemption fees	4,427	3,495

Net decrease in net assets from Fund share transactions	$(6,281,909)	$(97,664,652)

Net decrease in net assets	$(15,702,849)	$(297,172,517)

	Six Months Ended
	April 30, 2009	Year Ended
Net Assets	(Unaudited)	October 31, 2008

At beginning of period	$340,924,114	$638,096,631

At end of period	$325,221,265	$340,924,114

Accumulated undistributed net investment income included in net assets

At end of period	$1,500,519	$3,799,655

See notes to financial statements

6

Eaton Vance High Income Opportunities Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009							Period Ended
	(Unaudited)		2008		2007	2006	2005	October 31, 2004(1)

Net asset value — Beginning of period	$3.310		$5.130		$5.230	$5.100	$5.210	$5.230

Income (loss) from operations

Net investment income(2)	$0.183		$0.419		$0.418	$0.401	$0.402	$0.262
Net realized and unrealized gain (loss)	(0.063)		(1.823)		(0.105)	0.142	(0.095)	(0.001)

Total income (loss) from operations	$0.120		$(1.404)		$0.313	$0.543	$0.307	$0.261

Less distributions

From net investment income	$(0.210)		$(0.416)		$(0.413)	$(0.413)	$(0.417)	$(0.281)
Tax return of capital	—		(0.000	)(3)	—	—	—	—

Total distributions	$(0.210)		$(0.416)		$(0.413)	$(0.413)	$(0.417)	$(0.281)

Redemption fees(2)	$0.000	(3)	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000	(3)

Net asset value — End of period	$3.220		$3.310		$5.130	$5.230	$5.100	$5.210

Total Return(4)	4.44	%(8)	(29.26)%		6.11%	11.04%	6.01%	5.20	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$171,896		$161,603		$254,508	$199,812	$165,125	$150,042
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.36	%(7)	1.11%		1.04%	0.97%	0.97%	0.96	%(7)
Net investment income	12.62	%(7)	9.06%		7.98%	7.77%	7.70%	7.98	%(7)
Portfolio Turnover of the Portfolio	32	%(8)	48%		81%	62%	62%	80	%(9)

(1)	For the period from the commencement of offering of Class A shares, March 11, 2004, to October 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

(9)	For the year ended October 31, 2004.

See notes to financial statements

7

Eaton Vance High Income Opportunities Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008		2007	2006	2005		2004

Net asset value — Beginning of period	$3.300		$5.120		$5.220	$5.080	$5.200		$5.050

Income (loss) from operations

Net investment income(1)	$0.173		$0.383		$0.379	$0.363	$0.363		$0.392
Net realized and unrealized gain (loss)	(0.061)		(1.826)		(0.107)	0.149	(0.106)		0.169

Total income (loss) from operations	$0.112		$(1.443)		$0.272	$0.512	$0.257		$0.561

Less distributions

From net investment income	$(0.192)		$(0.377)		$(0.372)	$(0.372)	$(0.377)		$(0.411)
Tax return of capital	—		(0.000	)(2)	—	—	—		—

Total distributions	$(0.192)		$(0.377)		$(0.372)	$(0.372)	$(0.377)		$(0.411)

Redemption fees(1)	$0.000	(2)	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)

Net asset value — End of period	$3.220		$3.300		$5.120	$5.220	$5.080		$5.200

Total Return(3)	4.14	%(8)	(29.93)%		5.30%	10.41%	5.34	%(4)	11.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$67,712		$89,480		$221,436	$305,519	$370,036		$474,861
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.11	%(7)	1.86%		1.78%	1.72%	1.72%		1.71%
Net investment income	11.93	%(7)	8.23%		7.23%	7.05%	6.95%		7.60%
Portfolio Turnover of the Portfolio	32	%(8)	48%		81%	62%	62%		80%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Total return reflects an increase of 0.33% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance High Income Opportunities Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008		2007	2006	2005		2004

Net asset value — Beginning of period	$3.300		$5.110		$5.220	$5.080	$5.200		$5.050

Income (loss) from operations

Net investment income(1)	$0.173		$0.383		$0.378	$0.363	$0.363		$0.389
Net realized and unrealized gain (loss)	(0.061)		(1.816)		(0.116)	0.149	(0.107)		0.171

Total income (loss) from operations	$0.112		$(1.433)		$0.262	$0.512	$0.256		$0.560

Less distributions

From net investment income	$(0.192)		$(0.377)		$(0.372)	$(0.372)	$(0.376)		$(0.410)
Tax return of capital	—		(0.000	)(2)	—	—	—		—

Total distributions	$(0.192)		$(0.377)		$(0.372)	$(0.372)	$(0.376)		$(0.410)

Redemption fees(1)	$0.000	(2)	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)

Net asset value — End of period	$3.220		$3.300		$5.110	$5.220	$5.080		$5.200

Total Return(3)	4.14	%(8)	(29.79)%		5.09%	10.41%	5.32	%(4)	11.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$85,613		$89,841		$162,153	$172,200	$188,454		$239,308
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.11	%(7)	1.86%		1.79%	1.72%	1.72%		1.71%
Net investment income	11.89	%(7)	8.28%		7.22%	7.05%	6.96%		7.56%
Portfolio Turnover of the Portfolio	32	%(8)	48%		81%	62%	62%		80%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance High Income Opportunities Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (62.5% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $403,896,628 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($227,375,994), October 31, 2010 ($143,280,458) and October 31, 2016 ($33,240,176).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses.

10

Eaton Vance High Income Opportunities Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $13,349 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,570 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $182,904 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $260,182 and $288,963 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution

11

Eaton Vance High Income Opportunities Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Charges of EVD calculated under the Class B and Class C Plans were approximately $22,665,000 and $47,442,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $86,727 and $96,321 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $5,000, $87,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $23,775,431 and $52,107,409, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	4,563,236	6,300,125
Issued to shareholders electing to receive payments of distributions in Fund shares	1,685,450	2,054,963
Redemptions	(6,123,358)	(17,660,527)
Exchange from Class B shares	4,406,477	8,561,127

Net increase (decrease)	4,531,805	(744,312)

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	1,038,282	1,479,960
Issued to shareholders electing to receive payments of distributions in Fund shares	669,169	1,265,884
Redemptions	(3,387,424)	(10,359,876)
Exchange to Class A shares	(4,399,917)	(8,569,154)

Net decrease	(6,079,890)	(16,183,186)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	2,547,393	3,207,390
Issued to shareholders electing to receive payments of distributions in Fund shares	706,862	987,741
Redemptions	(3,887,517)	(8,677,278)

Net decrease	(633,262)	(4,482,147)

For the six months ended April 30, 2009 and year ended October 31, 2008, the Fund received $4,427 and $3,495, respectively, in redemption fees.

12

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 8.9%(1)

	Principal
Security	Amount	Value

Aerospace — 0.1%

Hawker Beechcraft Acquisition, Term Loan, 2.69%, Maturing 3/26/14	$1,102,296	$576,868
Hawker Beechcraft Acquisition, Term Loan, 3.22%, Maturing 3/26/14	64,892	33,960

		$610,828

Automotive & Auto Parts — 0.7%

EPD Holdings, (Goodyear Engineering Products), Term Loan - Second Lien, 6.22%, Maturing 7/13/15	$2,560,000	$457,600
Ford Motor Co., Term Loan, 3.69%, Maturing 12/15/13	4,752,462	3,010,252

		$3,467,852

Broadcasting — 0.5%

HIT Entertainment, Inc., Term Loan - Second Lien, 6.74%, Maturing 2/5/13	$9,180,000	$2,524,500

		$2,524,500

Building Materials — 0.3%

Panolam Industries Holdings, Inc., Term Loan, 5.00%, Maturing 9/30/12	$2,540,000	$1,460,500

		$1,460,500

Capital Goods — 0.1%

Dresser, Inc., Term Loan - Second Lien, 6.99%, Maturing 5/4/15	$1,080,000	$602,100

		$602,100

Consumer Products — 0.2%

Amscan Holdings, Inc., Term Loan, 3.65%, Maturing 5/25/13	$1,519,000	$1,306,340

		$1,306,340

Electronics / Electrical — 0.3%

Freescale Semiconductor, Inc., Term Loan, Maturing 12/1/13(2)	$2,320,000	$1,366,626

		$1,366,626

Energy — 0.1%

Quicksilver Resources, Inc., Term Loan - Second Lien, Maturing 8/8/13(2)	$330,000	$288,750

		$288,750

Food / Beverage / Tobacco — 0.5%

Dole Food Co., Inc., Term Loan, 3.27%, Maturing 4/12/13	$271,129	$259,456
Dole Food Co., Inc., Term Loan, 7.96%, Maturing 4/12/13	475,706	455,224
Dole Food Co., Inc., Term Loan, 7.97%, Maturing 4/12/13	1,772,499	1,696,182

		$2,410,862

Gaming — 0.9%

BLB Worldwide Holdings, Term Loan - Second Lien, 0.00%, Maturing 6/30/12(3)	$5,410,000	$419,275
Cannery Casino Resorts, LLC, Term Loan - Second Lien, 4.69%, Maturing 5/18/14	1,580,000	632,000
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	3,984,117	3,725,150

		$4,776,425

Healthcare — 0.2%

Viant Holdings, Inc., Term Loan, 3.47%, Maturing 6/25/14	$1,743,349	$1,316,229

		$1,316,229

Paper — 0.3%

Newpage Corp., Term Loan, 4.79%, Maturing 12/5/14	$493,673	$385,613
Smurfit-Stone Container Corp., Term Loan, Maturing 11/1/11(2)	160,814	125,113
Smurfit-Stone Container Corp., Term Loan, Maturing 11/1/11(2)	197,108	151,970
Smurfit-Stone Container Corp., Term Loan, Maturing 11/1/11(2)	318,106	245,259
Smurfit-Stone Container Corp., Term Loan, Maturing 11/1/11(2)	623,972	485,451

		$1,393,406

Services — 1.8%

Adesa, Inc., Term Loan, 3.10%, Maturing 10/18/13	$5,187,556	$4,352,359
Neff Rental, Inc., Term Loan - Second Lien, 3.97%, Maturing 5/31/13	1,310,000	258,725

See notes to financial statements

13

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
Security	Amount	Value

Services (continued)

Rental Service Corp., Term Loan - Second Lien, 4.51%, Maturing 11/30/13	$3,154,309	$2,050,301
TDS Investor Corp., Term Loan, 2.68%, Maturing 8/23/13	468,807	321,133
TDS Investor Corp., Term Loan, 2.97%, Maturing 8/23/13	2,318,926	1,564,630
TDS Investor Corp., Term Loan, 3.47%, Maturing 8/23/13	421,074	284,108
West Corp., Term Loan, 2.83%, Maturing 10/24/13	955,127	808,542

		$9,639,798

Super Retail — 2.1%

General Nutrition Centers, Inc., Term Loan, 3.15%, Maturing 9/16/13	$4,897,511	$4,150,641
The Yankee Candle Company, Inc., Term Loan, 3.21%, Maturing 2/15/15	3,550,256	2,975,558
Toys “R” Us, Term Loan, 4.70%, Maturing 7/19/12	5,260,000	4,153,522

		$11,279,721

Transportation Ex Air / Rail — 0.1%

CEVA Group, PLC, Term Loan, 3.43%, Maturing 8/2/15	$748,630	$374,315
CEVA Group, PLC, Term Loan, 4.22%, Maturing 8/2/15	249,910	124,955

		$499,270

Utilities — 0.7%

Texas Competitive Electric Holdings Co., LLC, Term Loan, 3.97%, Maturing 10/10/14	$5,549,332	$3,770,394

		$3,770,394

Total Senior Floating-Rate Interests
(identified cost $63,585,878)		$46,713,601

Corporate Bonds & Notes — 86.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 0.2%

Alion Science and Technologies Corp., 10.25%, 2/1/15	$1,625	$406,250
Hawker Beechcraft Acquisition, 9.75%, 4/1/17	1,460	365,000
Vought Aircraft Industries, Inc., Sr. Notes, 8.00%, 7/15/11	1,085	447,562

		$1,218,812

Air Transportation — 0.2%

Continental Airlines, 7.033%, 6/15/11	$1,097	$899,947

		$899,947

Automotive & Auto Parts — 2.3%

Allison Transmission, Inc., 11.00%, 11/1/15(4)	$835	$505,175
Altra Industrial Motion, Inc., 9.00%, 12/1/11	3,965	3,657,712
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,230	387,450
Ford Motor Credit Co., Sr. Notes, 7.875%, 6/15/10	1,305	1,200,968
Ford Motor Credit Co., Sr. Notes, 8.00%, 12/15/16	4,890	3,735,085
Ford Motor Credit Co., Sr. Notes, 12.00%, 5/15/15	675	571,068
General Motors Acceptance Corp., Variable Rate, 2.488%, 5/15/09	955	944,256
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,670	926,850

		$11,928,564

Banks and Thrifts — 0.1%

General Motors Acceptance Corp., 6.875%, 9/15/11(4)	$571	$497,027

		$497,027

Broadcasting — 0.6%

Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(4)	$1,675	$1,750,375
XM Satellite Radio Holdings, Inc., Sr. Notes, 13.00%, 8/1/13(4)	2,515	1,647,325

		$3,397,700

Building Materials — 0.5%

Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	$745	$547,575
Interline Brands, Inc., Sr. Sub. Notes, 8.125%, 6/15/14	1,310	1,257,600
Nortek, Inc., Sr. Sub. Notes, 10.00%, 12/1/13	1,160	748,200
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(3)	5,230	287,650

		$2,841,025

See notes to financial statements

14

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Cable / Satellite TV — 4.0%

Cablevision Systems Corp., Sr. Notes, Series B, 8.00%, 4/15/12	$85	$85,000
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13	1,845	1,609,762
Charter Communications, Inc., Sr. Notes, 8.375%, 4/30/14(4)	310	283,650
Charter Communications, Inc., Sr. Notes, 10.875%, 9/15/14(4)	2,340	2,340,000
Kabel Deutschland GmbH, 10.625%, 7/1/14	3,745	3,838,625
Mediacom Broadband Corp., Sr. Notes, 8.50%, 10/15/15	1,070	1,011,150
National Cable PLC, 8.75%, 4/15/14	455	452,725
National Cable PLC, Sr. Notes, 9.125%, 8/15/16	4,730	4,682,700
Time Warner Cable, Inc., 8.25%, 4/1/19	1,535	1,699,337
Virgin Media, Inc., 6.50%, 11/15/16(4)	6,720	4,930,800

		$20,933,749

Capital Goods — 1.7%

American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$1,620	$1,271,700
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	2,370	1,860,450
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(4)	1,720	1,401,800
ESCO Corp., Sr. Notes, Variable Rate, 5.195%, 12/15/13(4)	1,720	1,161,000
RBS Global & Rexnord Corp., 9.50%, 8/1/14(4)	1,947	1,601,407
RBS Global & Rexnord Corp., 11.75%, 8/1/16	1,870	1,131,350
Terex Corp., 8.00%, 11/15/17	260	217,100

		$8,644,807

Chemicals — 0.9%

CII Carbon, LLC, 11.125%, 11/15/15(4)	$1,665	$974,025
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(4)	4,115	637,825
Nova Chemicals Corp., Sr. Notes, Variable Rate, 5.72%, 11/15/13	2,325	1,836,750
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(4)	5,520	1,021,200

		$4,469,800

Consumer Products — 0.9%

Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$5,705	$4,592,525

		$4,592,525

Containers — 0.7%

Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	$3,855	$1,580,550
Pliant Corp. (PIK), 11.625%, 6/15/09	5,524	1,983,133
Solo Cup Co., 8.50%, 2/15/14	285	240,825

		$3,804,508

Diversified Financial Services — 0.4%

Alliant Holdings I, Inc., 11.00%, 5/1/15(4)	$1,795	$1,247,525
Nuveen Investments, Inc., Sr. Notes, 10.50%, 11/15/15(4)	2,090	1,065,900

		$2,313,425

Diversified Media — 2.5%

Affinion Group, Inc., 10.125%, 10/15/13	$1,125	$967,500
Affinion Group, Inc., 11.50%, 10/15/15	2,490	1,805,250
Catalina Marketing Corp., (PIK) 10.50%, 10/1/15(4)	510	344,887
Catalina Marketing Corp., 11.625%, 10/1/17(4)	2,965	1,797,531
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	2,760	897,000
Nielsen Finance, LLC, 10.00%, 8/1/14	4,205	3,973,725
Nielsen Finance, LLC, 12.50%, (0.00% until 2011), 8/1/16	1,520	843,600
Nielsen Finance, LLC, Sr. Notes, 11.50%, 5/1/16(4)	2,555	2,427,250
Nielsen Finance, LLC, Sr. Notes, 11.625%, 2/1/14(4)	220	218,900

		$13,275,643

Energy — 11.4%

Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14	$2,105	$1,052,500
Chesapeake Energy Corp., 9.50%, 2/15/15	4,020	4,080,300
Cimarex Energy Co., Sr. Notes, 7.125%, 5/1/17	1,375	1,223,750
Clayton Williams Energy, Inc., 7.75%, 8/1/13	2,600	1,794,000
Compton Pet Finance Corp., 7.625%, 12/1/13	2,545	986,187
Denbury Resources, Inc., Sr. Sub. Notes, 7.50%, 12/15/15	575	543,375
Denbury Resources, Inc., Sr. Sub. Notes, 9.75%, 3/1/16	3,050	3,111,000
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	2,880	2,931,598
Encore Acquisition Co., Sr. Sub. Notes, 7.25%, 12/1/17	1,870	1,561,450
Energy Transfer Partners L.P., 9.00%, 4/15/19	755	825,246
Forbes Energy Services, Sr. Notes, 11.00%, 2/15/15	4,040	2,787,600
Forest Oil Corp., 7.25%, 6/15/19	450	376,875
Marathon Oil Corp., 7.50%, 2/15/19	470	493,323
Nabors Industries, Inc., 9.25%, 1/15/19(4)	1,540	1,455,750
OPTI Canada, Inc., Sr. Notes, 7.875%, 12/15/14	1,915	1,038,887

See notes to financial statements

15

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Energy (continued)

OPTI Canada, Inc., Sr. Notes, 8.25%, 12/15/14	$2,135	$1,184,925
Petrobras International Finance Co., 7.875%, 3/15/19	640	688,000
Petrohawk Energy Corp., 9.125%, 7/15/13	5,200	5,122,000
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	1,570	1,067,600
Petroplus Finance, Ltd., 6.75%, 5/1/14(4)	200	166,000
Petroplus Finance, Ltd., 7.00%, 5/1/17(4)	4,735	3,835,350
Quicksilver Resources, Inc., 7.125%, 4/1/16	3,970	2,501,100
SandRidge Energy, Inc., Sr. Notes, 8.00%, 6/1/18(4)	3,150	2,772,000
SandRidge Energy, Inc., Sr. Notes, (PIK) 8.625%, 4/1/15	4,240	3,455,600
SemGroup L.P., Sr. Notes, 8.75%, 11/15/15(3)(4)	6,330	237,375
SESI, LLC, 6.875%, 6/1/14	700	616,000
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14	4,395	3,340,200
Tennessee Gas Pipeline Co., 8.00%, 2/1/16(4)	435	445,875
United Refining Co., Sr. Notes, 10.50%, 8/15/12	9,420	6,311,400
VeraSun Energy Corp., 9.875%, 12/15/12(3)	1,240	0
Weatherford International, Ltd., 9.625%, 3/1/19	2,150	2,324,070
Williams Companies Inc., 8.75%, 1/15/20(4)	925	952,085

		$59,281,421

Entertainment / Film — 1.9%

AMC Entertainment, Inc., 11.00%, 2/1/16	$10,015	$9,864,775

		$9,864,775

Environmental — 0.8%

Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	$4,915	$4,300,625

		$4,300,625

Food & Drug Retail — 0.7%

Ingles Markets, Inc., 8.875%, 5/15/17(4)	$385	$371,710
Supervalu Inc., 8.00%, 5/1/16	3,205	3,108,850

		$3,480,560

Food / Beverage / Tobacco — 1.9%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, 11/1/11	$6,585	$5,663,100
Dole Foods Co., 7.25%, 6/15/10	255	249,900
Dole Foods Co., 13.875%, 3/15/14(4)	2,585	2,733,637
Tyson Foods, Inc., 10.50%, 3/1/14(4)	1,265	1,328,250

		$9,974,887

Gaming — 7.9%

Buffalo Thunder Development Authority, 9.375%, 12/15/14(4)	$5,755	$633,050
CCM Merger, Inc., 8.00%, 8/1/13(4)	3,635	1,635,750
Chukchansi EDA, Sr. Notes, Variable Rate, 6.095%, 11/15/12(4)	595	255,850
Eldorado Casino Shreveport, (PIK) 10.00%, 8/1/12	705	575,937
Fontainebleau Las Vegas Casino, LLC, (PIK) 11.00%, 6/15/15(4)	9,480	379,200
Galaxy Entertainment Finance, 9.875%, 12/15/12(4)	1,755	1,377,675
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(3)(4)	1,180	76,700
Indianapolis Downs, LLC & Capital Corp., Sr. Notes, 11.00%, 11/1/12(4)	2,530	1,429,450
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	3,615	777,225
Majestic HoldCo, LLC, 12.50%, 10/15/11(3)(4)	1,620	8,910
Mandalay Resort Group, 6.50%, 7/31/09	2,015	1,884,025
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.375%, 7/15/09	4,225	4,119,375
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	2,930	1,486,975
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	2,760	1,697,400
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	1,570	1,028,350
OED Corp./Diamond Jo, LLC, 8.75%, 4/15/12	5,190	4,333,650
Park Place Entertainment, 7.875%, 3/15/10	4,105	2,442,475
Pinnacle Entertainment, Inc., Sr. Sub. Notes, 7.50%, 6/15/15	2,795	2,333,825
Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.25%, 3/15/12	310	303,800
Pokagon Gaming Authority, Sr. Notes, 10.375%, 6/15/14(4)	1,184	1,101,120
San Pasqual Casino, 8.00%, 9/15/13(4)	1,335	1,074,675
Scientific Games Corp., 7.875%, 6/15/16(4)	725	663,375
Seminole Hard Rock Entertainment, Variable Rate, 3.82%, 3/15/14(4)	2,190	1,456,350
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(4)	3,605	3,118,325
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(4)	5,202	4,172,811
Wynn Las Vegas, LLC, 6.625%, 12/1/14	3,725	3,166,250

		$41,532,528

See notes to financial statements

16

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Healthcare — 8.2%

Accellent, Inc., 10.50%, 12/1/13	$2,465	$1,873,400
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	4,860	4,957,200
Biomet, Inc., 11.625%, 10/15/17	6,975	6,800,625
Biomet, Inc., (PIK) 10.375%, 10/15/17	640	619,200
DJO Finance, LLC/DJO Finance Corp., 10.875%, 11/15/14	3,465	2,668,050
Fresenius US Finance II, Inc., Sr. Notes, 9.00%, 7/15/15(4)	1,220	1,299,300
HCA, Inc., 7.875%, 2/1/11	344	338,840
HCA, Inc., 8.50%, 4/15/19(4)	4,405	4,454,556
HCA, Inc., 9.125%, 11/15/14	133	132,002
HCA, Inc., 9.25%, 11/15/16	3,040	3,017,200
HCA, Inc., 9.875%, 2/15/17(4)	2,210	2,221,050
MultiPlan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(4)	5,535	4,898,475
National Mentor Holdings, Inc., 11.25%, 7/1/14	3,670	3,247,950
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	2,370	2,138,925
Rural/Metro Corp., 9.875%, 3/15/15	490	416,500
Rural/Metro Corp., 12.75%, (0.00% until 2010), 3/15/16	1,000	470,000
Universal Hospital Service, Inc., Variable Rate, 5.943%, 6/1/15	550	424,875
US Oncology, Inc., 9.00%, 8/15/12	965	955,350
US Oncology, Inc., 10.75%, 8/15/14	1,655	1,543,288
Viant Holdings, Inc., 10.125%, 7/15/17(4)	440	275,000

		$42,751,786

Homebuilders / Real Estate — 0.9%

HCP, Inc., 6.00%, 3/1/15	$655	$547,349
HCP, Inc., 6.45%, 6/25/12	2,850	2,612,262
HCP, Inc., 6.70%, 1/30/18	2,025	1,590,953

		$4,750,564

Hotels — 0.7%

Host Hotels and Resorts, LP, Sr. Notes, 6.75%, 6/1/16	$3,025	$2,654,438
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	385	330,138
Starwood Hotels & Resorts Worldwide, Inc., 7.375%, 11/15/15	705	641,550

		$3,626,126

Insurance — 0.2%

Hub International Holdings, Sr. Notes, 9.00%, 12/15/14(4)	$670	$469,000
U.S.I. Holdings Corp., Sr. Notes, Variable Rate, 5.113%, 11/15/14(4)	1,200	582,000

		$1,051,000

Leisure — 2.6%

HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 0.00%, 4/1/12(3)(4)	$3,985	$59,775
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	858	643,125
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	1,750	1,365,000
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	280	187,600
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	560	358,400
Royal Caribbean Cruises, Sr. Notes, 8.75%, 2/2/11	255	239,700
Universal City Development Partners, Sr. Notes, 11.75%, 4/1/10	6,390	6,070,500
Universal City Florida Holdings, Sr. Notes, 8.375%, 5/1/10	210	131,250
Universal City Florida Holdings, Sr. Notes, Variable Rate, 5.92%, 5/1/10	7,080	4,425,000

		$13,480,350

Machinery — 0.2%

Whirlpool Corp., 8.60%, 5/1/14	$770	$790,243

		$790,243

Metals / Mining — 1.6%

FMG Finance PTY, Ltd., 10.625%, 9/1/16(4)	$5,820	$5,121,600
FMG Finance PTY, Ltd., Variable Rate, 5.261%, 9/1/11(4)	315	280,350
Rio Tinto Finance USA Ltd., 9.00%, 5/1/19	3,110	3,202,905

		$8,604,855

Paper — 1.3%

Georgia-Pacific, LLC, 8.25%, 5/1/16(4)	$1,620	$1,628,100
International Paper Co., 7.95%, 6/15/18	310	283,650
Jefferson Smurfit Corp., Sr. Notes, 7.50%, 6/1/13(3)	887	172,965
Jefferson Smurfit Corp., Sr. Notes, 8.25%, 10/1/12(3)	1,225	263,375
NewPage Corp., 10.00%, 5/1/12	3,300	1,567,500
NewPage Corp., 12.00%, 5/1/13	3,415	939,125
NewPage Corp., Variable Rate, 7.42%, 5/1/12	1,655	719,925

See notes to financial statements

17

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Paper (continued)

Smurfit-Stone Container Enterprises, Inc., Sr. Notes, 8.00%, 3/15/17(3)	$3,620	$796,400
Smurfit-Stone Container Enterprises, Inc., Sr. Notes, 8.375%, 7/1/12(3)	605	130,075
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	2,170	520,800

		$7,021,915

Publishing / Printing — 0.3%

Dex Media West/Finance, Series B, 9.875%, 8/15/13(3)	$1,835	$527,563
Harland Clarke Holdings, 9.50%, 5/15/15	505	305,525
Local Insight Regatta Holdings, Inc., 11.00%, 12/1/17	695	170,275
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes, 9.00%, 2/15/17	5,520	338,100

		$1,341,463

Railroad — 0.7%

Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14	$1,150	$937,250
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	650	536,250
Kansas City Southern Mexico, Sr. Notes, 8.00%, 6/1/15	2,390	2,079,300

		$3,552,800

Restaurants — 1.4%

El Pollo Loco, Inc., 11.75%, 11/15/13	$4,315	$3,344,125
NPC International, Inc., 9.50%, 5/1/14	4,665	4,198,500

		$7,542,625

Services — 7.3%

Aramark Services, Inc., 8.50%, 2/1/15	$4,330	$4,156,800
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14	2,425	2,358,313
Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16	6,650	6,417,250
Hertz Corp., 8.875%, 1/1/14	3,360	2,620,800
Hertz Corp., 10.50%, 1/1/16	1,320	943,800
Laureate Education, Inc., 10.00%, 8/15/15(4)	4,915	3,710,825
Laureate Education, Inc., 11.75%, 8/15/17(4)	3,930	2,574,150
Laureate Education, Inc., (PIK) 10.25%, 8/15/15(4)	7,365	4,621,426
MediMedia USA, Inc., Sr. Sub. Notes, 11.375%, 11/15/14(4)	2,575	1,686,625
Muzak, LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09(3)	2,640	990,000
Rental Service Corp., 9.50%, 12/1/14	3,075	1,991,063
Ticketmaster, Sr. Notes, 10.75%, 8/1/16(4)	2,340	1,608,750
Travelport, LLC, 9.875%, 9/1/14	695	344,025
West Corp., 9.50%, 10/15/14	5,055	4,410,488

		$38,434,315

Steel — 0.2%

RathGibson, Inc., 11.25%, 2/15/14	$5,225	$1,306,250

		$1,306,250

Super Retail — 6.3%

General Nutrition Center, Sr. Notes (PIK), Variable Rate, 6.404%, 3/15/14	$7,355	$5,626,575
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	4,220	3,376,000
Neiman Marcus Group, Inc., 9.00%, 10/15/15	6,556	3,638,580
Neiman Marcus Group, Inc., 10.375%, 10/15/15	7,455	4,137,525
Sally Holdings, LLC, 9.25%, 11/15/14	225	226,125
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	5,545	5,378,650
Staples, Inc., 9.75%, 1/15/14	875	961,108
Toys “R” Us, 7.625%, 8/1/11	3,125	2,125,000
United Auto Group, Inc., 7.75%, 12/15/16	2,000	1,470,000
Yankee Acquisition Corp., Series B, 8.50%, 2/15/15	8,266	5,868,860

		$32,808,423

Technology — 3.9%

Amkor Technologies, Inc., Sr. Notes, 7.125%, 3/15/11	$475	$467,281
Amkor Technologies, Inc., Sr. Notes, 7.75%, 5/15/13	475	429,875
Amkor Technologies, Inc., Sr. Notes, 9.25%, 6/1/16	4,220	3,692,500
Avago Technologies Finance, 10.125%, 12/1/13	1,480	1,428,200
Avago Technologies Finance, 11.875%, 12/1/15	2,860	2,509,650
Ceridian Corp., Sr. Notes, 11.25%, 11/15/15	5,115	3,759,525
Nortel Networks, Ltd., 10.75%, 7/15/16(3)	245	66,150
Nortel Networks, Ltd., 10.75%, 7/15/16(3)(4)	5,245	1,416,150
SunGard Data Systems, Inc., 9.125%, 8/15/13	545	523,200
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15(4)	6,375	6,135,938

		$20,428,469

See notes to financial statements

18

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Telecommunications — 7.4%

Crown Castle International Corp., 9.00%, 1/15/15	$1,615	$1,655,375
Digicel Group, Ltd., Sr. Notes, 9.125%, 1/15/15(4)	9,812	6,721,220
Digicel Group, Ltd., Sr. Notes, 9.25%, 9/1/12(4)	3,795	3,586,275
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	2,795	2,871,863
Intelsat Corp., 9.25%, 8/15/14(4)	3,750	3,656,250
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16(4)	4,003	3,962,970
Intelsat Subsidiary Holdings Co., Ltd., 8.875%, 1/15/15(4)	3,525	3,489,750
Sprint Capital Corp., 6.875%, 11/15/28	1,295	880,600
Telesat Canada/Telesat LLC, Sr. Notes, 11.00%, 11/1/15(4)	9,090	8,499,150
Telesat Canada/Telesat LLC, Sr. Notes, 12.50%, 11/1/17(4)	4,060	3,390,100

		$38,713,553

Textiles / Apparel — 1.7%

Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$145	$129,050
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	2,035	1,933,250
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	1,905	1,590,675
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	5,710	3,911,350
Quiksilver, Inc., 6.875%, 4/15/15	2,700	1,390,500

		$8,954,825

Transportation Ex Air / Rail — 0.4%

CEVA Group, PLC, Sr. Notes, 10.00%, 9/1/14(4)	$3,825	$1,912,500

		$1,912,500

Utilities — 1.6%

AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	$2,178	$2,014,269
Edison Mission Energy, Sr. Notes, 7.00%, 5/15/17	3,135	2,382,600
Edison Mission Energy, Sr. Notes, 7.20%, 5/15/19	790	578,675
Edison Mission Energy, Sr. Notes, 7.50%, 6/15/13	75	64,125
NGC Corp., 7.625%, 10/15/26	3,205	1,842,875
NRG Energy, Inc., 7.375%, 1/15/17	1,405	1,345,288
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	370	335,775

		$8,563,607

Total Corporate Bonds & Notes
(identified cost $602,253,497)		$452,887,997

Convertible Bonds — 1.2%

	Principal
	Amount
Security	(000’s omitted)	Value

Energy — 0.2%

Petroplus Finance, Ltd., 3.375%, 3/26/13	$1,500	$1,211,914

		$1,211,914

Healthcare — 0.1%

LifePoint Hospitals, Inc., 3.25%, 8/15/25	$525	$434,438
LifePoint Hospitals, Inc., 3.50%, 5/15/14	260	209,625

		$644,063

Super Retail — 0.9%

United Auto Group Inc., 3.50%, 4/1/26	$5,000	$4,412,500

		$4,412,500

Total Convertible Bonds
(identified cost $4,929,195)		$6,268,477

Mortgage Pass-Throughs — 0.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Global Signal Trust, Series 2006-1, Class B, 5.588%, 2/15/36(4)	$3,000	$3,060,000

Total Mortgage Pass-Throughs
(identified cost $2,610,000)		$3,060,000

Common Stocks — 0.2%

Security	Shares	Value

Gaming — 0.1%

Fontainebleau Equity Holdings, Class A(5)(6)	148,726	$148,726
Shreveport Gaming Holdings, Inc.(5)(7)	4,858	65,874

		$214,600

See notes to financial statements

19

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Super Retail — 0.1%

GNC Acquisition Holdings, Class A(5)(6)	108,818	$571,295

		$571,295

Total Common Stocks
(identified cost $2,335,797)		$785,895

Convertible Preferred Stocks — 0.7%

Security	Shares	Value

Energy — 0.7%

Chesapeake Energy Corp., 4.50%	53,543	$3,328,233
Chesapeake Energy Corp., 5.00%(4)	6,292	396,396

		$3,724,629

Total Convertible Preferred Stocks
(identified cost $5,951,414)		$3,724,629

Preferred Stocks — 0.1%

Security	Shares/Units	Value

Automotive & Auto Parts — 0.0%

Preferred Blocker, Inc.(4)	128	$38,408

		$38,408

Gaming — 0.1%

Fontainebleau Resorts LLC (PIK)(5)(6)	4,271	$404,044

		$404,044

Super Retail — 0.0%

GNC Acquisition Holdings(5)(6)	37,182	$147,613

		$147,613

Total Preferred Stocks
(identified cost $4,456,990)		$590,065

Miscellaneous — 0.1%

Security	Shares	Value

Cable / Satellite TV — 0.1%

Adelphia, Inc., Escrow Certificate(7)	7,585,000	$142,219
Adelphia, Inc., Escrow Certificate(7)	3,555,000	66,656
Adelphia Recovery Trust(7)	10,758,837	134,485

		$343,360

Utilities — 0.0%

Mirant Corp., Escrow Certificate(5)(6)(7)	1,440,000	$144
Mirant Corp., Escrow Certificate(5)(6)(7)	3,200,000	320

		$464

Total Miscellaneous
(identified cost $9,898,658)		$343,824

Warrants — 0.5%

Security	Shares	Value

Consumer Products — 0.0%

HF Holdings, Inc., Exp. 9/27/09(5)(7)	13,600	$0

		$0

Gaming — 0.5%

Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09(5)(6)(7)	25,351	$2,466,672

		$2,466,672

Total Warrants
(identified cost $730,314)		$2,466,672

See notes to financial statements

20

High Income Opportunities Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Short-Term Investments — 1.2%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(8)	$6,384	$6,384,363

Total Short-Term Investments
(identified cost $6,384,363)		$6,384,363

Total Investments — 100.0%
(identified cost $703,136,106)		$523,225,523

Other Assets, Less Liabilities — 0.0%		$206,130

Net Assets — 100.0%		$523,431,653

PIK - Payment-In-Kind

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after April 30, 2009, at which time the interest rate will be determined.

(3)	Defaulted security. Currently the issuer is in default with respect to interest and/or principal payments.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $139,290,964 or 26.6% of the Portfolio’s net assets.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Restricted security.

(7)	Non-income producing security.

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

21

High Income Opportunities Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $696,751,743)	$516,841,160
Affiliated investment, at value (identified cost, $6,384,363)	6,384,363
Cash	2,743
Restricted cash*	878,000
Receivable for investments sold	4,268,731
Dividends and interest receivable	15,658,833
Interest receivable from affiliated investment	202
Receivable for open swap contracts	404,831

Total assets	$544,438,863

Liabilities

Payable for investments purchased	$19,318,546
Payable for open swap contracts	258,998
Premium received on swap contracts	1,037,173
Payable to affiliate for investment advisory fee	311,689
Payable to affiliate for Trustees’ fees	1,529
Accrued expenses	79,275

Total liabilities	$21,007,210

Net assets applicable to investors’ interest in Portfolio	$523,431,653

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$703,196,403
Net unrealized depreciation (computed on the basis of identified cost)	(179,764,750)

Total	$523,431,653

*	Represents restricted cash on deposit at the custodian as collateral for open swap contracts.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest and other income	$30,440,818
Dividends	149,412
Interest income allocated from affiliated investment	16,948
Expenses allocated from affiliated investment	(11,384)

Total investment income	$30,595,794

Expenses

Investment adviser fee	$1,696,401
Trustees’ fees and expenses	9,200
Custodian fee	113,321
Legal and accounting services	49,929
Miscellaneous	27,334

Total expenses	$1,896,185

Net investment income	$28,699,609

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(47,297,301)
Swap contracts	(19,899,433)
Foreign currency and forward foreign currency exchange contract transactions	77,718

Net realized loss	$(67,119,016)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$55,090,160
Swap contracts	7,628,084
Foreign currency and forward foreign currency exchange contracts	(41,814)

Net change in unrealized appreciation (depreciation)	$62,676,430

Net realized and unrealized loss	$(4,442,586)

Net increase in net assets from operations	$24,257,023

See notes to financial statements

22

High Income Opportunities Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$28,699,609	$66,895,970
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(67,119,016)	(39,314,060)
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	62,676,430	(233,768,789)

Net increase (decrease) in net assets from operations	$24,257,023	$(206,186,879)

Capital transactions —
Contributions	$84,381,208	$93,764,788
Withdrawals	(65,267,659)	(279,784,438)

Net increase (decrease) in net assets from capital transactions	$19,113,549	$(186,019,650)

Net increase (decrease) in net assets	$43,370,572	$(392,206,529)

Net Assets

At beginning of period	$480,061,081	$872,267,610

At end of period	$523,431,653	$480,061,081

See notes to financial statements

23

High Income Opportunities Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.86	%(2)	0.70%	0.63%	0.59%	0.58%	0.59%
Net investment income	12.98	%(2)	9.38%	8.33%	8.13%	8.06%	8.61%
Portfolio Turnover	32	%(3)	48%	81%	62%	62%	80%

Total Return	4.79	%(3)	(29.08)%	6.54%	11.66%	6.54%	12.79%

Net assets, end of period (000’s omitted)	$523,432		$480,061	$872,268	$1,087,324	$1,110,139	$1,291,973

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

24

High Income Opportunities Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 62.5%, 10.7%, 14.7% and 1.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgement, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senor Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the

25

High Income Opportunities Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio.

26

High Income Opportunities Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the

27

High Income Opportunities Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $1,707,417 of which $11,016 was allocated from Cash Management and $1,696,401 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.77% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $170,507,671 and $140,253,672, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$706,357,112

Gross unrealized appreciation	$17,282,813
Gross unrealized depreciation	(200,414,402)

Net unrealized depreciation	$(183,131,589)

5   Restricted Securities

At April 30, 2009, the Portfolio owned the following securities (representing 0.7% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares/Units	Cost		Value

Stocks, Miscellaneous, and Warrants

GNC Acquisition Holdings, Class A	3/15/07	108,818	$544,090		$571,295
GNC Acquisition Holdings, Preferred	3/15/07	37,182	185,910		147,613
Fontainebleau Equity Holdings, Class A	6/1/07	148,726	1,784,712		148,726
Fontainebleau Resorts LLC (PIK), Preferred	6/1/07	4,271	4,271,080		404,044
Mirant Corp., Escrow Certificate	1/5/06	1,440,000	0	(1)	144
Mirant Corp., Escrow Certificate	1/5/06	3,200,000	0	(1)	320
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09	7/8/99	25,351	0	(1)	2,466,672

Total Restricted Securities			$6,785,792		$3,738,814

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

28

High Income Opportunities Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Credit Default Swaps — Sell Protection

			Notional	Receive		Net
			Amount**	Annual	Termi-	Unrealized
	Reference	Credit	(000’s	Fixed	nation	Appreciation
Counterparty	Entity	Rating*	omitted)	Rate	Date	(Depreciation)

Bank of America	First Data Corp.	Caa1/B-	$1,525	3.20%	12/20/09	$(53,374)

Citigroup, Inc.	First Data Corp.	Caa1/B-	3,050	3.20	12/20/09	(106,748)

Citigroup, Inc.	First Data Corp.	Caa1/B-	3,050	3.55	12/20/09	(98,876)

Citigroup, Inc.	First Data Corp.	Caa1/B-	4,560	5.00	12/20/10	231,463

JPMorgan Chase Bank	Ford Motor Corp.	Caa1/CCC+	3,200	5.00	3/20/10	173,368

						$145,833

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $15,385,000.

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

8   Concentration of Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$10,147,400	$—
Level 2	Other Significant Observable Inputs	509,273,435	145,833
Level 3	Significant Unobservable Inputs	3,804,688	—

Total		$523,225,523	$145,833

*	Other financial instruments are swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

29

High Income Opportunities Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$5,504,469
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	(1,896,108)
Net purchases (sales)	196,327
Accrued discount (premium)	—
Net transfers to (from) Level 3	—

Balance as of April 30, 2009	$3,804,688

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009*	$(1,896,108)

*	Amount is included in the related amount on investments in the Statement of Operations.

10   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

30

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

31

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of High Income Opportunities Portfolio (the “Portfolio”), the portfolio in which Eaton Vance High Income Opportunities Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

32

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

33

Eaton Vance High Income Opportunities Fund

OFFICERS AND TRUSTEES

Eaton Vance High Income Opportunities Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

34

Eaton Vance High Income Opportunities Fund

OFFICERS AND TRUSTEES CONT’D

High Income Opportunities Portfolio

Officers Michael W. Weilheimer President Thomas P. Huggins Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

35

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance High Income Opportunities Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

446-6/09	HISRC

Easton Vance Investment Managers Semiannual report April 30, 2009

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance International Equity Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Edward R. Allen, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
Thomas N. Hunt, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
•	Despite a late-period rally, the world’s major economies remained in a severe downturn during the six-month period that ended April 30, 2009, due to the global financial crisis and a collapse in world trade. In the first half of the period, the ramifications of the meltdown in the U.S. markets were felt globally, with economic indicators in developed and emerging equity markets declining sharply and major economies around the world falling into recession. The Organisation for Economic Co-operation and Development (OECD) forecasted in late March that economic output for its 30 member nations (essentially the developed nations of the world) would decline 4.3% this year, a sharp drop from its forecast of a 0.4% decline in November of 2008. Because the developing nations of the world, such as China, India and Brazil, are outperforming the developed countries, global gross domestic product growth should be better than expected, but still negative for 2009.
•	Japan was hit particularly hard over the past six months, given the export-dependent nature of its economy, while the European region also contracted sharply as a result of declining exports and housing downturns in the U.K., Ireland and Spain. The European central bank reduced its short-term policy interest rate in March to 1.25%, but was criticized for being less stimulative than its counterparts in the U.K., U.S. and Japan. On a positive note, April’s G-20 conference in London saw the major economic powers of the world commit to contributing nearly $1 trillion to international financial institutions, and most countries had passed major fiscal stimulus packages to boost their economies.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	Against this backdrop, the Fund’s benchmark, the MSCI Europe, Australasia, Far East Index (the MSCI EAFE Index), posted a modest decline of 2.64% for the six months that ended April 30, 2009, with gains in only four of its 10 sectors.[1] The Fund[2] also posted a negative return, which trailed that of its benchmark and its Lipper peer group for the period. [1]
•	The Fund’s underperformance was primarily due to its sector allocations relative to the MSCI EAFE Index. During the period of market decline, the Fund outpaced the MSCI EAFE Index, but as the market began to recover in March, sector leadership quickly rotated to cyclical, lower-quality companies. The Fund had higher allocations to historically more-defensive sectors, such as telecommunications, health care, and consumer staples. As a result of this positioning, the Fund lagged the Index.
Eaton Vance International Equity Fund
Total Return performance 10/31/08 – 4/30/09

Class A3	-9.88%
Class C3	-10.24
Class I3	-9.84
MSCI EAFE Index[1]	-2.64
Lipper International Multi-Cap Growth Funds Average[1]	0.36

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, International Equity Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an allocation of expenses to the adviser and sub-adviser of the Portfolio and the administrator of the Fund, the returns would have been lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance International Equity Fund as of April 30, 2009
INVESTMENT UPDATE
•	The Fund’s allocation to emerging markets during the period was positive, with those regions benefiting from increasing investor risk appetite and demand. An underweight exposure to Japan also contributed to relative performance, as that country’s economy faced currency and export challenges. Conversely, the Fund’s overweight in Switzerland detracted, as many of the nation’s consumer staples and health care names performed poorly.
•	While some economic indicators and other data showed signs of improvement during this uncertain period, the Fund continued to maintain its focus on investing in large-cap companies with favorable growth prospects, competitive positions and strong balance sheets.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Global Allocation1
By net assets

[1]	As a percentage of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.
Top Ten Holdings2
By net assets

Novartis AG ADR	3.6%
Nestle SA ADR	3.6
British American Tobacco PLC ADR	3.5
Total SA ADR	3.2
France Telecom SA ADR	3.0
Nintendo Co., Ltd.	2.9
Diageo PLC ADR	2.5
Telefonica SA	2.5
National Grid PLC	2.5
Mitsui & Co., Ltd.	2.5

[2]	Top Ten Holdings represented 29.8% of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance International Equity Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAIEX	ECIEX	EIIEX

Average Annual Total Returns (at net asset value)
Six Months	-9.88%	-10.24%	-9.84%
One Year	-48.57	-48.95	-48.45
Life of Fund†	-12.88	-13.54	-12.70
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-15.03%	-11.13%	-9.84%
One Year	-51.54	-49.46	-48.45
Life of Fund†	-14.63	-13.54	-12.70

†	Inception Dates – Class A, Class C and Class I: 5/31/06

1	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of expenses to the adviser and sub-adviser of the Portfolio and the administrator of the Fund, the returns would have been lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	2.06%	2.81%	1.81%
Net Expense Ratio	1.50	2.25	1.25

[2]	Source: Prospectus dated 3/1/09. The net expense ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Equity Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance International Equity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$901.20	$7.07	**
Class C	$1,000.00	$897.60	$10.59	**
Class I	$1,000.00	$901.60	$5.89	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.40	$7.50	**
Class C	$1,000.00	$1,013.60	$11.23	**
Class I	$1,000.00	$1,018.60	$6.26	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the adviser and sub-adviser of the Portfolio and the administrator of the Fund, expenses would be higher.

4

Eaton Vance International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in International Equity Portfolio, at value (identified cost, $22,407,238)	$16,720,614
Receivable for Fund shares sold	29,769
Receivable from the administrator of the Fund and the sub-adviser of the Portfolio	18,800

Total assets	$16,769,183

Liabilities

Payable for Fund shares redeemed	$2,908
Payable to affiliate for distribution and service fees	2,181
Payable to affiliate for Trustees’ fees	42
Accrued expenses	4,916

Total liabilities	$10,047

Net Assets	$16,759,136

Sources of Net Assets

Paid-in capital	$29,798,944
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(7,581,366)
Accumulated undistributed net investment income	228,182
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(5,686,624)

Total	$16,759,136

Class A Shares

Net Assets	$4,553,024
Shares Outstanding	709,437
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.42
Maximum Offering Price Per Share
(100 ÷ 94.25 of $6.42)	$6.81

Class C Shares

Net Assets	$1,557,419
Shares Outstanding	244,983
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.36

Class I Shares

Net Assets	$10,648,693
Shares Outstanding	1,656,943
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.43

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $38,001)	$344,006
Interest allocated from Portfolio	7,519
Expenses allocated from Portfolio	(95,429)

Net investment income from Portfolio	$256,096

Expenses

Trustees’ fees and expenses	$250
Distribution and service fees
Class A	5,920
Class C	7,172
Registration fees	17,635
Custodian fee	14,870
Legal and accounting services	11,065
Transfer and dividend disbursing agent fees	10,442
Printing and postage	6,718
Miscellaneous	5,907

Total expenses	$79,979

Deduct —
Allocation of expenses to the administrator of the Fund and the sub-adviser of the Portfolio	$66,860

Total expense reductions	$66,860

Net expenses	$13,119

Net investment income	$242,977

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(4,458,297)
Foreign currency transactions	743

Net realized loss	$(4,457,554)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$2,548,689
Foreign currency	594

Net change in unrealized appreciation (depreciation)	$2,549,283

Net realized and unrealized loss	$(1,908,271)

Net decrease in net assets from operations	$(1,665,294)

See notes to financial statements

5

Eaton Vance International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$242,977	$411,119
Net realized loss from investment and foreign currency transactions	(4,457,554)	(3,086,060)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,549,283	(11,096,418)

Net decrease in net assets from operations	$(1,665,294)	$(13,771,359)

Distributions to shareholders —
From net investment income
Class A	$(102,504)	$(109,757)
Class C	(16,957)	(27,887)
Class I	(215,009)	(190,286)

Total distributions to shareholders	$(334,470)	$(327,930)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,038,484	$8,307,641
Class C	1,000,952	2,065,863
Class I	2,426,257	11,776,779
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	89,161	88,207
Class C	13,088	18,103
Class I	121,258	141,231
Cost of shares redeemed
Class A	(1,988,952)	(3,189,006)
Class C	(632,509)	(807,346)
Class I	(868,213)	(2,861,556)
Redemption fees	5,033	2,522

Net increase in net assets from Fund share transactions	$2,204,559	$15,542,438

Net increase in net assets	$204,795	$1,443,149

Net Assets

At beginning of period	$16,554,341	$15,111,192

At end of period	$16,759,136	$16,554,341

Accumulated undistributed net investment income included in net assets

At end of period	$228,182	$319,675

See notes to financial statements

6

Eaton Vance International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended			Period Ended
	April 30, 2009		October 31,			October 31,
	(Unaudited)		2008	2007		2006(1)

Net asset value — Beginning of period	$7.260		$14.200	$10.650		$10.000

Income (loss) from operations

Net investment income (loss)(2)	$0.095		$0.209	$0.468	(7)	$(0.003)
Net realized and unrealized gain (loss)	(0.802)		(6.901)	3.119		0.653

Total income (loss) from operations	$(0.707)		$(6.692)	$3.587		$0.650

Less distributions

From net investment income	$(0.135)		$(0.249)	$(0.038)		$—

Total distributions	$(0.135)		$(0.249)	$(0.038)		$—

Redemption fees(2)	$0.002		$0.001	$0.001		$0.000	(3)

Net asset value — End of period	$6.420		$7.260	$14.200		$10.650

Total Return(4)	(9.88	)%(9)	(47.91)%	33.78%		6.50	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,553		$5,084	$4,124		$430
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.50	%(8)	1.50%	1.50%		1.51	%(8)
Expenses after custodian fee reduction(5)(6)	1.50	%(8)	1.50%	1.50%		1.50	%(8)
Net investment income (loss)	2.95	%(8)	1.80%	3.82	%(7)	(0.08	)%(8)
Portfolio Turnover of the Portfolio	20	%(9)	35%	21%		1	%(9)

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.91%, 0.56%, 1.17% and 19.97% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008 and 2007, and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(7)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.342 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.02%.

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended			Period Ended
	April 30, 2009		October 31,			October 31,
	(Unaudited)		2008	2007		2006(1)

Net asset value — Beginning of period	$7.160		$14.060	$10.620		$10.000

Income (loss) from operations

Net investment income (loss)(2)	$0.075		$0.130	$0.338	(7)	$(0.037)
Net realized and unrealized gain (loss)	(0.803)		(6.829)	3.127		0.657

Total income (loss) from operations	$(0.728)		$(6.699)	$3.465		$0.620

Less distributions

From net investment income	$(0.074)		$(0.202)	$(0.026)		$—

Total distributions	$(0.074)		$(0.202)	$(0.026)		$—

Redemption fees(2)	$0.002		$0.001	$0.001		$0.000	(3)

Net asset value — End of period	$6.360		$7.160	$14.060		$10.620

Total Return(4)	(10.24	)%(9)	(48.33)%	32.79%		6.20	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,557		$1,350	$1,200		$170
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.25	%(8)	2.25%	2.25%		2.26	%(8)
Expenses after custodian fee reduction(5)(6)	2.25	%(8)	2.25%	2.25%		2.25	%(8)
Net investment income (loss)	2.36	%(8)	1.12%	2.78	%(7)	(0.87	)%(8)
Portfolio Turnover of the Portfolio	20	%(9)	35%	21%		1	%(9)

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.91%, 0.56%, 1.17% and 19.97% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008 and 2007, and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(7)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.290 per share.

Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.39%.

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

8

Eaton Vance International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended			Period Ended
	April 30, 2009		October 31,			October 31,
	(Unaudited)		2008	2007		2006(1)

Net asset value — Beginning of period	$7.290		$14.240	$10.660		$10.000

Income (loss) from operations

Net investment income(2)	$0.110		$0.246	$0.416	(7)	$0.037
Net realized and unrealized gain (loss)	(0.815)		(6.934)	3.206		0.623

Total income (loss) from operations	$(0.705)		$(6.688)	$3.622		$0.660

Less distributions

From net investment income	$(0.157)		$(0.263)	$(0.043)		$—

Total distributions	$(0.157)		$(0.263)	$(0.043)		$—

Redemption fees(2)	$0.002		$0.001	$0.001		$0.000	(3)

Net asset value — End of period	$6.430		$7.290	$14.240		$10.660

Total Return(4)	(9.84	)%(9)	(47.79)%	34.09%		6.60	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,649		$10,120	$9,787		$2,726
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.25	%(8)	1.25%	1.25%		1.26	%(8)
Expenses after custodian fee reduction(5)(6)	1.25	%(8)	1.25%	1.25%		1.25	%(8)
Net investment income	3.41	%(8)	2.12%	3.43	%(7)	0.87	%(8)
Portfolio Turnover of the Portfolio	20	%(9)	35%	21%		1	%(9)

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.91%, 0.56%, 1.17% and 19.97% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008 and 2007, and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(7)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.241 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.44%.

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

9

Eaton Vance International Equity Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Equity Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (66.0% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,051,690 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($7,211), October 31, 2015 ($65,592) and October 31, 2016 ($2,978,887).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on May 31, 2006 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10

Eaton Vance International Equity Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM and the sub-adviser of the Portfolio, Eagle Global Advisors, L.L.C. (Eagle), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.50%, 2.25% and 1.25% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2010. Pursuant to this agreement, EVM and Eagle were allocated $33,430 and $33,430 respectively, of the Fund’s operating expenses for the six months ended April 30, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $546 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,537 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $5,920 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $5,379 for Class C shares, representing 0.75% (annualized) of the average daily net assets of Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD

11

Eaton Vance International Equity Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

calculated under the Class C Plan was approximately $103,000. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $1,793 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $1,400 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,498,935 and $3,706,540, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	308,844	695,292
Issued to shareholders electing to receive payments of distributions in Fund shares	12,576	6,687
Redemptions	(312,171)	(292,160)

Net increase	9,249	409,819

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	151,856	179,367
Issued to shareholders electing to receive payments of distributions in Fund shares	1,859	1,384
Redemptions	(97,354)	(77,476)

Net increase	56,361	103,275

	Six Months Ended
	April 30, 2009	Year Ended
Class I	(Unaudited)	October 31, 2008

Sales	380,956	971,438
Issued to shareholders electing to receive payments of distributions in Fund shares	17,103	10,691
Redemptions	(130,305)	(280,327)

Net increase	267,754	701,802

For the six months ended April 30, 2009 and the year ended October 31, 2008, the Fund received $5,033 and $2,522, respectively, in redemption fees.

12

International Equity Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.2%

Security	Shares	Value

Automobiles — 4.1%

Honda Motor Co., Ltd. ADR	18,100	$525,986
Toyota Motor Corp.	13,300	519,215

		$1,045,201

Beverages — 7.2%

Central European Distribution Corp.(1)	7,700	$172,480
Diageo PLC ADR	13,400	641,190
Fomento Economico Mexicano SA de C.V. ADR	19,200	543,552
Foster’s Group, Ltd.	125,100	478,335

		$1,835,557

Capital Markets — 0.5%

Invesco, Ltd.	9,000	$132,480

		$132,480

Chemicals — 1.7%

Agrium, Inc.	10,000	$430,200

		$430,200

Commercial Banks — 7.1%

Banco Santander Central Hispano SA ADR	69,500	$635,925
BOC Hong Kong Holdings, Ltd.	184,000	262,584
DBS Group Holdings, Ltd. ADR	14,600	371,570
Mitsubishi UFJ Financial Group, Inc.	98,000	534,577

		$1,804,656

Communications Equipment — 0.8%

Nokia Oyj ADR	15,000	$212,100

		$212,100

Construction & Engineering — 0.9%

Vinci SA	4,800	$215,042

		$215,042

Consumer Finance — 0.9%

Promise Co., Ltd.	17,100	$225,955

		$225,955

Diversified Telecommunication Services — 7.6%

France Telecom SA ADR	34,800	$767,688
Koninklijke KPN N.V.	28,300	340,231
Nippon Telegraph & Telephone Corp.	5,000	188,403
Telefonica SA	33,300	639,663

		$1,935,985

Electric Utilities — 3.9%

E.ON AG ADR	12,000	$403,800
Hong Kong Electric Holdings	48,000	283,368
Scottish and Southern Energy PLC	18,500	301,482

		$988,650

Electrical Equipment — 1.6%

ABB, Ltd. ADR	29,000	$412,380

		$412,380

Electronic Equipment, Instruments & Components — 1.9%

FUJIFILM Holdings Corp.	11,000	$283,011
Hon Hai Precision Industry Co., Ltd.	70,000	202,093

		$485,104

Food Products — 5.4%

Nestle SA ADR	28,000	$908,600
Unilever PLC	24,000	467,316

		$1,375,916

Health Care Providers & Services — 0.9%

Fresenius Medical Care AG & Co. KGaA	5,700	$221,195

		$221,195

Household Durables — 1.1%

Desarrolladora Homex SA de C.V., ADR(1)	8,200	$152,438
LG Electronics, Inc.	1,600	132,179

		$284,617

Industrial Conglomerates — 1.8%

Keppel Corp., Ltd. ADR	56,000	$450,240

		$450,240

See notes to financial statements

13

International Equity Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Insurance — 7.5%

Aegon NV	56,900	$286,185
Aviva PLC	24,000	110,497
AXA SA ADR(1)	21,900	376,242
Muenchener Rueckversicherungs-Gesellschaft AG	2,800	386,876
Tokio Marine Holdings, Inc.	17,100	450,983
Zurich Financial Services AG	1,600	297,329

		$1,908,112

Media — 0.6%

Central European Media Enterprises, Ltd., Class A(1)	9,000	$147,690

		$147,690

Metals & Mining — 2.2%

Anglo American PLC ADR	24,763	$266,698
Companhia Vale do Rio Doce ADR	20,200	277,346

		$544,044

Multi-Utilities — 4.4%

National Grid PLC	76,800	$638,087
RWE AG ADR	6,500	468,000

		$1,106,087

Office Electronics — 0.7%

Neopost SA	2,000	$169,364

		$169,364

Oil, Gas & Consumable Fuels — 7.5%

ENI SpA ADR	4,500	$192,105
Petroleo Brasileiro SA ADR	23,200	625,936
StatoilHydro ASA ADR	14,191	263,953
Total SA ADR	16,400	815,408

		$1,897,402

Pharmaceuticals — 11.7%

AstraZeneca PLC ADR	14,500	$507,065
GlaxoSmithKline PLC ADR	13,800	424,488
Novartis AG ADR	24,000	909,840
Roche Holding AG ADR	11,400	360,582
Sanofi-Aventis	9,600	561,799
Shionogi & Co., Ltd.	12,000	206,450

		$2,970,224

Road & Rail — 1.2%

All America Latina Logistica SA	25,000	$128,372
East Japan Railway Co.	3,000	169,048

		$297,420

Software — 2.9%

Nintendo Co., Ltd.	2,700	$725,925

		$725,925

Tobacco — 3.9%

British American Tobacco PLC ADR	18,000	$875,160
Japan Tobacco, Inc.	40	100,496

		$975,656

Trading Companies & Distributors — 2.5%

Mitsui & Co., Ltd.	60,000	$636,394

		$636,394

Wireless Telecommunication Services — 2.7%

Turkcell Iletisim Hizmetleri AS ADR	40,400	$513,080
Vodafone Group PLC ADR	9,500	174,325

		$687,405

Total Common Stocks
(identified cost $32,065,336)		$24,121,001

Short-Term Investments — 5.8%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(2)	$1,464	$1,463,830

Total Short-Term Investments
(identified cost $1,463,830)		$1,463,830

Total Investments — 101.0%
(identified cost $33,529,166)		$25,584,831

Other Assets, Less Liabilities — (1.0)%		$(243,276)

Net Assets — 100.0%		$25,341,555

See notes to financial statements

14

International Equity Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

Japan	18.0%	$4,566,443
United Kingdom	17.4	4,406,308
France	11.5	2,905,543
Switzerland	11.4	2,888,731
Germany	5.8	1,479,871
United States	5.8	1,463,830
Spain	5.0	1,275,588
Brazil	4.1	1,031,654
Singapore	3.3	821,810
Mexico	2.7	695,990
Netherlands	2.5	626,416
Hong Kong	2.2	545,952
Turkey	2.0	513,080
Australia	1.9	478,335
Canada	1.7	430,200
Norway	1.0	263,953
Finland	0.8	212,100
Taiwan	0.8	202,093
Italy	0.8	192,105
Poland	0.7	172,480
Czech Republic	0.6	147,690
Bermuda	0.5	132,480
Republic of Korea	0.5	132,179

Total Investments	101.0%	$25,584,831

See notes to financial statements

15

International Equity Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $32,065,336)	$24,121,001
Affiliated investment, at value (identified cost, $1,463,830)	1,463,830
Receivable for investments sold	826,929
Dividends receivable	217,469
Interest receivable from affiliated investment	164
Tax reclaims receivable	52,953

Total assets	$26,682,346

Liabilities

Payable for investments purchased	$1,285,153
Payable to affiliate for investment adviser fee	20,752
Payable to the investment adviser and the sub-adviser	11,869
Payable to affiliate for Trustees’ fees	134
Accrued expenses	22,883

Total liabilities	$1,340,791

Net assets applicable to investors’ interest in Portfolio	$25,341,555

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$33,288,309
Net unrealized depreciation (computed on the basis of identified cost)	(7,946,754)

Total	$25,341,555

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $58,187)	$528,195
Interest income allocated from affiliated investment	10,786
Expenses allocated from affiliated investment	(5,382)

Total investment income	$533,599

Expenses

Investment adviser fee	$113,648
Trustees’ fees and expenses	840
Legal and accounting services	19,436
Custodian fee	11,850
Miscellaneous	996

Total expenses	$146,770

Deduct —
Waiver of investment adviser fee	$816
Allocation of expenses to the investment adviser and the sub-adviser	3,717

Total expense reductions	$4,533

Net expenses	$142,237

Net investment income	$391,362

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(6,506,876)
Foreign currency transactions	1,033

Net realized loss	$(6,505,843)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$3,549,320
Foreign currency	981

Net change in unrealized appreciation (depreciation)	$3,550,301

Net realized and unrealized loss	$(2,955,542)

Net decrease in net assets from operations	$(2,564,180)

See notes to financial statements

16

International Equity Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$391,362	$714,443
Net realized loss from investment and foreign currency transactions	(6,505,843)	(4,615,440)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	3,550,301	(17,358,270)

Net decrease in net assets from operations	$(2,564,180)	$(21,259,267)

Capital transactions —
Contributions	$6,890,535	$28,239,659
Withdrawals	(4,489,864)	(9,747,273)

Net increase in net assets from capital transactions	$2,400,671	$18,492,386

Net decrease in net assets	$(163,509)	$(2,766,881)

Net Assets

At beginning of period	$25,505,064	$28,271,945

At end of period	$25,341,555	$25,505,064

See notes to financial statements

17

International Equity Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,			Period Ended
	April 30, 2009					October 31,
	(Unaudited)		2008	2007		2006(1)

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.25	%(4)	1.25%	0.87%		1.26	%(4)
Expenses after custodian fee reduction(2)	1.25	%(4)	1.25%	0.87%		1.25	%(4)
Net investment income	3.32	%(4)	2.10%	3.72	%(3)	0.92	%(4)
Portfolio Turnover	20	%(5)	35%	21%		1	%(5)

Total Return	(9.84	)%(5)	(47.77)%	34.59%		6.60	%(5)

Net assets, end of period (000’s omitted)	$25,342		$25,505	$28,272		$10,874

(1)	For the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

(2)	The investment adviser waived all or a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.04%, 0.02%, 0.55% and 5.21% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008 and 2007, and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser. Absent this waiver and/or subsidy, total return would be lower.

(3)	Includes a dividend resulting from a corporate action equal to 1.93% of average daily net assets.

(4)	Annualized.

(5)	Not annualized.

See notes to financial statements

18

International Equity Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

International Equity Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, the Eaton Vance International Equity Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 66.0% and 13.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

19

International Equity Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on May 31, 2006 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $118,799 of which $5,151 was allocated from Cash Management and $113,648 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 1.00% (annualized) of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR and Eagle were allocated $1,859 and $1,858, respectively, of the Portfolio’s operating expenses for the six months ended April 30, 2009. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the six months ended April 30, 2009, BMR waived $816 of its adviser fee. Eagle, in turn, waived $816 of its sub-advisory fee.

20

International Equity Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $8,077,239 and $4,445,848, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$33,531,736

Gross unrealized appreciation	$156,540
Gross unrealized depreciation	(8,103,445)

Net unrealized depreciation	$(7,946,905)

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$16,894,346
Level 2	Other Significant Observable Inputs	8,690,485
Level 3	Significant Unobservable Inputs	—

Total		$25,584,831

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

21

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

22

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between International Equity Portfolio (the “Portfolio”), the portfolio in which Eaton Vance International Equity Fund (the “Fund”) invests, and Boston Management and Research (“BMR” or the “Adviser”) and the sub-advisory agreement with Eagle Global Advisors, L.L.C. (“Eagle” or the “Sub-adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and sub-advisory agreement with Eagle for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and by Eagle.

The Board considered BMR’s and Eagle’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle’s management of the Portfolio. The Board specifically noted BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

23

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the investment sub-advisory agreement with respect to Eagle.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008. The Board considered the fact that the Adviser and the Sub-Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund and the Portfolio to continue to share such benefits equitably.

24

Eaton Vance International Equity Fund

OFFICERS AND TRUSTEES

Eaton Vance International Equity Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

25

Eaton Vance International Equity Fund

OFFICERS AND TRUSTEES CONT’D

International Equity Portfolio

Officers
Duncan W. Richardson
President

Edward R. Allen, III
Vice President

Thomas N. Hunt, III
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

26

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This Page Intentionally Left Blank

Investment Adviser of International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of International Equity Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance International Equity Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2773-6/09	IEFSRC

S e m i a n n u a l R e p o r t A p r i l 3 0 , 2 0 0 9 EATON VANCE INTERNATIONAL INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance International Income Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

Mark S. Venezia, CFA
Co-Portfolio Manager

John R. Baur
Co-Portfolio Manager

Michael A. Cirami, CFA
Co-Portfolio Manager
•	During the six-month period ending April 30, 2009, the global economy continued to deteriorate, and many financial markets remained impaired, although most credit markets began to show tentative signs of stabilization. Currency markets were volatile during the period; the U.S. dollar was mixed against major and emerging market currencies. In both the U.S. and other developed sovereign bond markets, yields declined during the period.
•	The six-month period was marked by non-traditional monetary easing measures under the U.S. Federal Reserve (the Fed), Bank of Japan, Bank of England, the Swiss National Bank, and the European Central Bank (ECB). Initially, the major sovereign bond markets reacted positively to the monetary easing as well as the strong demand for the perceived safety of government securities. However, sovereign yields eventually began to rise as the markets anticipated the dramatic increase in sovereign bond issuance that will be needed to pay for the fiscal stimulus plans of countries around the world. In addition, with some investors beginning to anticipate the inflationary impacts of the significant monetary easing, fears of a prolonged worldwide deflation are subsiding.
•	Similar to the G-10 markets, many of the emerging market countries’ central banks also cut interest rates in response to the global economic conditions. Yields on most local sovereign emerging market bonds fell during the six-month period. In addition to the rate cuts, recent policy actions from the International Monetary Fund (IMF) also contributed to the strong performance of emerging market bonds. The IMF recently instituted a Flexible Credit Line (FCL) program that will make it easier for certain emerging market countries to borrow in times of stress.
Management Discussion
•	The Fund[1] seeks to provide total return by primarily investing in a portfolio of securities denominated in foreign currencies, fixed-income instruments issued by foreign entities or sovereigns, and/or derivative instruments denominated in or based on the currencies, interest rates or issues of foreign countries.
•	During the six months ending April 30, 2009, the Fund had positive returns but slightly underperformed its benchmark, the JPMorgan Government Bond Index — Global, ex U.S. (the “Index”).[2] The primary drivers of the Fund’s underperformance were an underweight position in Japanese government bonds and a preference for higher credit quality among Western European government bonds.
•	In Asia, the Fund remained underweighted in Japanese government bonds as low yields provided little upside potential compared to the possible downside of owning these bonds. Similar to the other developed markets of the world, Japanese bond yields declined over the six months, contributing to the Fund’s under-performance.
•	In Europe, the Fund remained overweighted in German and French government bonds while not owning those of Spain and Italy. Germany and France have higher credit ratings than either Italy or Spain. To reflect their lower credit ratings, Spanish and Italian bonds typically trade at yield spreads that are above German government bonds. During the period, sovereign credit performed well, causing these yield spreads to contract and the Fund to underperform the Index based on this allocation.
Eaton Vance International Income Fund
Total Return performance 10/31/08 — 4/30/09

Class A3	6.32%
JPMorgan Government Bond Index — Global, ex U.S.[2]	6.35
Please refer to page 3 for additional performance information.

[1]	The Fund currently invests in a separately registered investment company, International Income Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[3]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance International Income Fund as of April 30, 2009
INVESTMENT UPDATE
•	In other regions, off-benchmark allocations to emerging market countries provided diversification but were not significantly additive to performance, with gains in some countries being offset by losses in other countries during the period.
•	The Fund’s off-benchmark investments in seasoned U.S. government agency mortgage-backed securities (seasoned MBS) contributed positively to performance during the period. Yields on U.S. Treasuries fell as yield spreads of seasoned MBS over U.S. Treasuries tightened by approximately 75 basis points, resulting in the strong positive performance of these holdings.
Portfolio Composition
Securities Holdings (excludes derivatives)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 4/30/09. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures, please refer to the Currency Positions table.
Currency positions2
By total net assets

Euro	44.2%
Japan	26.7
United Kingdom	8.4
Canada	2.6
Denmark	1.7
Poland	1.6
Norway	1.0
Turkey	1.0
Brazil	1.0
Sweden	0.7
South Korea	0.5
Australia	0.5
Colombia	0.3
Ghana	0.2
Chile	0.2%
United Arab Emirates	0.2
Iceland	0.1
Costa Rica	0.1
Mexico	-0.0
Croatia	-0.1
Israel	-0.4
Philippines	-0.5
Singapore	-0.5
Czech Republic	-0.5
Thailand	-0.8
Malaysia	-0.8
Taiwan	-1.5
South Africa	-1.7

[2]	Currency Positions reflect the Portfolio’s investments as of 4/30/09. Currency exposures include all foreign exchange denominated assets and all currency derivatives. Foreign Long Derivatives are 117.6%. Other Foreign Short Derivatives are 13.8%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance International Income Fund as of April 30, 2009
FUND PERFORMANCE

Fund performance[1]	Class A
Share Class Symbol	EAIIX

Average Annual Total Returns (at net asset value)
Six Months	6.32%
One Year	-3.24
Life of Fund†	8.46

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	1.24%
One Year	-7.85
Life of Fund†	5.63

†	Inception Date — Class A: 6/27/07.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge.

Total Annual
Operating Expenses[2]	Class A

Gross Expense Ratio	3.09%
Net Expense Ratio	1.10

[2]	Source: Prospectus dated 3/1/09. The Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Income Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance International Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,063.20	$5.63	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.51	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% for Class A shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance International Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in International Income Portfolio, at value (identified cost, $5,599,615)	$5,144,403
Receivable for Fund shares sold	2,659
Receivable from the administrator	17,199

Total assets	$5,164,261

Liabilities

Payable for Fund shares redeemed	$120,571
Dividends payable	5,416
Payable to affiliate for distribution and service fees	1,953
Accrued expenses	17,891

Total liabilities	$145,831

Net Assets	$5,018,430

Sources of Net Assets

Paid-in capital	$5,769,257
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(260,860)
Accumulated distributions in excess of net investment income	(34,755)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(455,212)

Total	$5,018,430

Class A Shares

Net Assets	$5,018,430
Shares Outstanding	477,485
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.51
Maximum Offering Price Per Share
(100 ÷ 95.25 of $10.51)	$11.03

On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $499)	$167,915
Expenses allocated from Portfolio	(32,741)

Net investment income from Portfolio	$135,174

Expenses

Trustees’ fees and expenses	$250
Distribution and service fees	11,289
Custodian fee	20,647
Legal and accounting services	10,228
Registration fees	9,301
Printing and postage	5,996
Transfer and dividend disbursing agent fees	5,187
Miscellaneous	3,682

Total expenses	$66,580

Deduct —
Allocation of expenses to the administrator	$57,928

Total expense reductions	$57,928

Net expenses	$8,652

Net investment income	$126,522

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(178,851)
Financial futures contracts	66,424
Written options	23,956
Swap contracts	(9,132)
Foreign currency and forward foreign currency exchange contract transactions	(152,885)

Net realized loss	$(250,488)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$307,870
Financial futures contracts	(4,843)
Written options	13,525
Swap contracts	(16,012)
Foreign currency and forward foreign currency exchange contracts	(6,181)

Net change in unrealized appreciation (depreciation)	$294,359

Net realized and unrealized gain	$43,871

Net increase in net assets from operations	$170,393

See notes to financial statements

5

Eaton Vance International Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$126,522	$173,766
Net realized gain (loss) from investment transactions, financial futures contracts, written options, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(250,488)	139,758
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	294,359	(754,880)

Net increase (decrease) in net assets from operations	$170,393	$(441,356)

Distributions to shareholders —
From net investment income	$(152,888)	$(171,993)
From net realized gain	(159,375)	(2,041)

Total distributions to shareholders	$(312,263)	$(174,034)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$4,498,712	$10,296,758
Net asset value of shares issued to shareholders in payment of distributions declared	217,461	110,087
Cost of shares redeemed	(5,073,204)	(4,520,243)
Capital contribution from administrator	—	898

Net increase (decrease) in net assets from Fund share transactions	$(357,031)	$5,887,500

Net increase (decrease) in net assets	$(498,901)	$5,272,110

Net Assets

At beginning of period	$5,517,331	$245,221

At end of period	$5,018,430	$5,517,331

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(34,755)	$(8,389)

See notes to financial statements

6

Eaton Vance International Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended
	April 30, 2009		Year Ended		Period Ended
	(Unaudited)		October 31, 2008		October 31, 2007(1)

Net asset value — Beginning of period	$10.350		$10.850		$10.000

Income (loss) from operations

Net investment income(2)	$0.178		$0.435		$0.124
Net realized and unrealized gain (loss)	0.490		(0.490)		0.468

Total income (loss) from operations	$0.668		$(0.055)		$0.592

Less distributions

From net investment income	$(0.215)		$(0.434)		$(0.014)
From net realized gain	(0.293)		(0.013)		(0.135)

Total distributions	$(0.508)		$(0.447)		$(0.149)

Capital contribution from administrator(2)	$—		$0.002		$0.407

Net asset value — End of period	$10.510		$10.350		$10.850

Total Return(3)	6.32	%(9)	(0.73	)%(4)	10.05	%(4)(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,018		$5,517		$245
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.10	%(7)(8)	1.10	%(8)	1.25	%(7)(8)
Net investment income(6)	3.36	%(7)	3.86%		3.38	%(7)
Portfolio Turnover of the Portfolio	16	%(9)	14%		2	%(9)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The impact of the capital contribution by the administrator on total return for the year ended October 31, 2008 was less than 0.005%. Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.14%.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	The administrator subsidized certain operating expenses (equal to 1.54%, 1.99% and 301.15% of average daily net assets for the six months ended April 30, 2009, the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance International Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance International Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers Class A shares, which are generally sold subject to a sales charge imposed at time of purchase. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (12.9% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only

8

Eaton Vance International Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On net assets of $1 billion and over that are invested in Investable Assets, the annual fee is reduced. For the six months ended April 30, 2009, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.10% annually of the Fund’s average daily net assets for Class A. This agreement may be changed or terminated after February 28, 2010. Pursuant to this agreement, EVM was allocated $57,928 of the Fund’s operating expenses for the six months ended April 30, 2009.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $360 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $442 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $11,289 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,496,407 and $5,069,672, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	404,131	902,331
Issued to shareholders electing to receive payments of distributions in Fund shares	19,933	9,789
Redemptions	(479,515)	(401,781)

Net increase (decrease)	(55,451)	510,339

9

Eaton Vance International Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Recently Issued Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

10

International Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Foreign Government Bonds — 47.9%

		Principal
Security		Amount	U.S. $ Value

Australia — 0.5%

Commonwealth of Australia, 6.25%, 4/15/15	AUD	146,000	$117,377
Commonwealth of Australia, 6.50%, 5/15/13	AUD	105,000	84,048

Total Australia (identified cost $208,501)			$201,425

Belgium — 2.6%

Kingdom of Belgium, 4.00%, 3/28/13	EUR	211,000	$293,755
Kingdom of Belgium, 5.50%, 9/28/17	EUR	195,000	291,786
Kingdom of Belgium, 5.50%, 3/28/28	EUR	288,000	436,647

Total Belgium (identified cost $1,050,884)			$1,022,188

Brazil — 0.3%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	249,312	$108,508

Total Brazil (identified cost $123,565)			$108,508

Canada — 3.0%

Canada Housing Trust, 3.60%, 6/15/13	CAD	881,000	$780,224
Canada Housing Trust, 4.10%, 12/15/18	CAD	475,000	416,446

Total Canada (identified cost $1,277,539)			$1,196,670

Colombia — 0.2%

Republic of Colombia, 7.375%, 3/18/19	USD	90,000	$95,049

Total Colombia (identified cost $89,991)			$95,049

Costa Rica — 0.1%

Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	40,461,478	$32,420
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	4,668,816	3,955

Total Costa Rica (identified cost $47,086)			$36,375

Czech Republic — 2.9%

Czech Republic, 4.125%, 3/18/20	EUR	1,010,000	$1,167,318

Total Czech Republic (identified cost $1,513,084)			$1,167,318

Denmark — 1.7%

Kingdom of Denmark, 4.00%, 11/15/15	DKK	215,000	$39,831
Kingdom of Denmark, 4.00%, 11/15/17	DKK	1,008,000	185,790
Kingdom of Denmark, 5.00%, 11/15/13	DKK	938,000	181,507
Kingdom of Denmark, 6.00%, 11/15/09	DKK	1,470,000	266,642

Total Denmark (identified cost $664,154)			$673,770

France — 9.5%

Government of France, 3.75%, 4/25/17	EUR	420,000	$570,300
Government of France, 4.00%, 10/25/13	EUR	905,000	1,271,318
Government of France, 4.00%, 4/25/14	EUR	570,000	799,831
Government of France, 5.50%, 4/25/29	EUR	745,000	1,156,378

Total France (identified cost $3,831,889)			$3,797,827

Georgia — 1.0%

Republic of Georgia, 7.50%, 4/15/13	USD	515,000	$391,142

Total Georgia (identified cost $391,130)			$391,142

Germany — 11.8%

Bundesrepub Deutschland, 3.75%, 7/4/13	EUR	1,096,000	$1,537,464
Bundesrepub Deutschland, 5.00%, 1/4/12	EUR	1,360,000	1,954,394
Bundesrepub Deutschland, 6.25%, 1/4/30	EUR	732,000	1,242,022

Total Germany (identified cost $4,584,941)			$4,733,880

Ghana — 0.2%

Ghana Government Bond, 13.69%, 3/15/10(4)	GHS	140,000	$90,938

Total Ghana (identified cost $145,354)			$90,938

Indonesia — 0.6%

Republic of Indonesia, 11.625%, 3/4/19	USD	200,000	$240,000

Total Indonesia (identified cost $209,192)			$240,000

Ivory Coast — 0.0%

Ivory Coast, 4.00%, 3/31/28(5)	USD	45,000	$16,865

Total Ivory Coast (identified cost $16,184)			$16,865

See notes to financial statements

11

International Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

		Principal
Security		Amount	U.S. $ Value

Macedonia — 0.5%

Republic of Macedonia, 4.625%, 12/8/15	EUR	190,000	$195,928

Total Macedonia (identified cost $158,261)			$195,928

Netherlands — 3.5%

Government of Netherlands, 3.75%, 7/15/09	EUR	234,000	$311,364
Government of Netherlands, 3.75%, 1/15/23	EUR	368,000	476,970
Government of Netherlands, 4.50%, 7/15/17	EUR	206,000	292,531
Government of Netherlands, 5.00%, 7/15/12	EUR	212,000	305,193

Total Netherlands (identified cost $1,407,401)			$1,386,058

Peru — 0.2%

Republic of Peru, 7.125%, 3/30/19	USD	60,000	$65,100

Total Peru (identified cost $59,702)			$65,100

Republic of Korea — 0.3%

Republic of Korea, 7.125%, 4/16/19	USD	100,000	$102,505

Total Republic of Korea (identified cost $99,055)			$102,505

Sweden — 1.9%

Government of Sweden, 3.75%, 8/12/17	SEK	5,510,000	$717,173
Government of Sweden, 6.75%, 5/5/14	SEK	395,000	58,987

Total Sweden (identified cost $866,694)			$776,160

Turkey — 1.9%

Republic of Turkey, 10.00%, 2/15/12(6)	TRY	508,305	$320,536
Republic of Turkey, 12.00%, 8/14/13(7)	TRY	645,715	434,831

Total Turkey (identified cost $668,777)			$755,367

United Arab Emirates — 0.3%

Emirate of Abu Dhabi, 6.75%, 4/8/19(8)	USD	100,000	$101,911

Total United Arab Emirates (identified cost $99,245)			$101,911

United Kingdom — 4.9%

United Kingdom Government Bond, 4.75%, 6/7/10	GBP	342,000	$528,688
United Kingdom Government Bond, 4.75%, 3/7/20	GBP	285,000	462,655
United Kingdom Government Bond, 5.00%, 3/7/12	GBP	321,000	514,692
United Kingdom Government Bond, 5.00%, 9/7/14	GBP	266,000	445,201

Total United Kingdom (identified cost $2,466,939)			$1,951,236

Total Foreign Government Bonds (identified cost $19,979,568)			$19,106,220

Foreign Corporate Bonds — 0.3%

		Principal
Security		Amount	U.S. $ Value

Kazakhstan — 0.3%

Kazkommerts International, 7.875%, 4/7/14	USD	200,000	$115,000

Total Foreign Corporate Bonds — 0.3%
(identified cost $163,390)			$115,000

Mortgage-Backed Securities — 47.5%

		Principal
Security		Amount	U.S. $ Value

Collateralized Mortgage Obligations — 4.6%

Federal Home Loan Mortgage Corp., Series 2127, Class PG, 6.25%, 2/15/29		$805,853	$844,833
Federal National Mortgage Association, Series 1991-139, Class PN, 7.50%, 10/25/21		927,193	1,019,186

Total Collateralized Mortgage Obligations
(identified cost $1,807,402)			$1,864,019

Mortgage Pass-Throughs — 42.9%

Federal Home Loan Mortgage Corp.
6.00% with maturity at 2016		$1,729,524	$1,819,377

			$1,819,377

See notes to financial statements

12

International Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
Security	Amount	U.S. $ Value

Mortgage Pass-Throughs (continued)

Federal National Mortgage Association:
3.705% with maturity at 2035(9)	$2,068,512	$2,095,506
4.797% with maturity at 2035(9)	2,406,110	2,476,790
6.00% with maturity at 2019(10)	402,173	421,511
6.50% with maturity at 2017	860,473	895,836
7.00% with various maturities to 2033	3,000,000	3,265,032
8.50% with maturity at 2032	954,588	1,088,333

		$10,243,008

Government National Mortgage Association:
7.00% with maturity at 2026	$1,106,284	$1,219,627
8.00% with maturity at 2016	1,617,309	1,713,213
9.00% with various maturities to 2024	1,858,175	2,137,505

		$5,070,345

Total Mortgage Pass-Throughs
(identified cost $16,850,351)		$17,132,730

Total Mortgage-Backed Securities
(identified cost $18,657,753)		$18,996,749

Currency Options Purchased — 0.3%

	Principal Amount of
	Contracts		Strike	Expiration
Description	(000’s omitted)		Price	Date	U.S. $ Value

Japanese Yen Put Option	JPY	910,000	107.75	4/6/10	$101,037

Total Currency Options Purchased (identified cost $163,800)					$101,037

Short-Term Investments — 7.6%

Foreign Government Securities — 0.1%
		Principal
Security		Amount	U.S. $ Value

Iceland — 0.1%

Republic of Iceland, 0.00%, 5/15/09	ISK	983,000	$5,759
Republic of Iceland, 0.00%, 6/15/09	ISK	575,000	3,339
Republic of Iceland, 7.00%, 3/17/10	ISK	1,965,000	11,313
Republic of Iceland, 8.50%, 6/12/09	ISK	2,973,000	17,404

Total Iceland (identified cost $40,668)			$37,815

Other Securities — 7.5%

		Interest
Description		(000’s omitted)	U.S. $ Value

Cash Management Portfolio, 0.13%(11)		$3,014	$3,014,482

Total Other Securities
(identified cost $3,014,482)			$3,014,482

Total Short-Term Investments
(identified cost $3,055,150)			$3,052,297

Total Investments — 103.6%
(identified cost $42,019,661)			$41,371,303

Currency Options Written — (0.4)%

	Principal Amount of
	Contracts		Strike	Expiration
Description	(000’s omitted)		Price	Date	U.S. $ Value

Japanese Yen Call Option	JPY	1,335,000	76.40	4/6/10	$(158,251)

Total Currency Options Written (Premiums received $152,300)					$(158,251)

Other Assets, Less Liabilities — (3.2)%					$(1,263,680)

Net Assets — 100.0%					$39,949,372

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CRC - Costa Rican Colon

DKK - Danish Krone

EUR - Euro

GBP - British Pound Sterling

GHS - Ghanaian Cedi

ISK - Icelandic Krona

JPY - Japanese Yen

SEK - Swedish Krona

TRY - New Turkish Lira

USD - United States Dollar

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 139,000 and current face is BRL 249,312.

(2)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 33,700,000 and current face is CRC 40,461,478.

See notes to financial statements

13

International Income Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

(3)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 3,700,000 and current face is CRC 4,668,816.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Defaulted security. Currently the issuer is in default with respect to interest payments.

(6)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI Ratio 5 Year Notes issued 01/07. The original face is TRY 426,000 and current face is TRY 508,305.

(7)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI Ratio 5 Year Notes issued 08/08. The original face is TRY 623,000 and current face is TRY 645,715.

(8)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $101,911 or 0.3% of the Portfolio’s net assets.

(9)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2009.

(10)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(11)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

14

International Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $39,005,179)	$38,356,821
Affiliated investment, at value (identified cost, $3,014,482)	3,014,482
Foreign currency, at value (identified cost, $192,545)	193,747
Receivable for investments sold	57,650
Interest receivable	389,636
Interest receivable from affiliated investment	444
Receivable for daily variation margin on open financial futures contracts	172,300
Receivable for open forward foreign currency exchange contracts	74,845
Receivable for closed forward foreign currency exchange contracts	30,662
Receivable for open swap contracts	478,520
Receivable for closed swap contracts	8,784
Receivable for closed options	11,929

Total assets	$42,789,820

Liabilities

Written options outstanding, at value (premiums received, $152,300)	$158,251
Payable for investments purchased	1,985,905
Payable for open forward foreign currency exchange contracts	325,457
Payable for open swap contracts	313,596
Payable for closed forward foreign currency exchange contracts	18,791
Payable to affiliate for investment adviser fee	18,428
Payable to affiliate for Trustees’ fees	192
Accrued expenses	19,828

Total liabilities	$2,840,448

Net Assets applicable to investors’ interest in Portfolio	$39,949,372

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$40,679,548
Net unrealized depreciation (computed on the basis of identified cost)	(730,176)

Total	$39,949,372

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest (net of foreign taxes, $2,903)	$815,489
Interest income allocated from affiliated investment	33,576
Expenses allocated from affiliated investment	(18,048)

Total investment income	$831,017

Expenses

Investment adviser fee	$101,166
Trustees’ fees and expenses	1,222
Custodian fee	23,368
Legal and accounting services	21,261
Miscellaneous	841

Total expenses	$147,858

Net investment income	$683,159

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(529,773)
Financial futures contracts	339,253
Written options	117,803
Swap contracts	(52,312)
Foreign currency and forward foreign currency exchange contract transactions	(349,933)

Net realized loss	$(474,962)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$1,830,963
Financial futures contracts	30,367
Written options	65,473
Swap contracts	(29,952)
Foreign currency and forward foreign currency exchange contracts	(107,503)

Net change in unrealized appreciation (depreciation)	$1,789,348

Net realized and unrealized gain	$1,314,386

Net increase in net assets from operations	$1,997,545

See notes to financial statements

15

International Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$683,159	$1,324,768
Net realized gain (loss) from investment transactions, financial futures contracts, written options, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(474,962)	1,977,688
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	1,789,348	(3,998,350)

Net increase (decrease) in net assets from operations	$1,997,545	$(695,894)

Capital transactions —
Contributions	$9,551,022	$17,567,573
Withdrawals	(5,353,874)	(6,696,831)

Net increase in net assets from capital transactions	$4,197,148	$10,870,742

Net increase in net assets	$6,194,693	$10,174,848

Net Assets

At beginning of period	$33,754,679	$23,579,831

At end of period	$39,949,372	$33,754,679

See notes to financial statements

16

International Income Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended
	April 30, 2009		Year Ended	Period Ended
	(Unaudited)		October 31, 2008	October 31, 2007(1)

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.87	%(3)	1.01%	1.35	%(3)
Net investment income	3.60	%(3)	4.01%	3.75	%(3)
Portfolio Turnover	16	%(4)	14%	2	%(4)

Total Return	6.45	%(4)	(0.64)%	10.05	%(4)

Net assets, end of period (000’s omitted)	$39,949		$33,755	$23,580

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

17

International Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

International Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance International Income Fund, Eaton Vance Medallion Strategic Income Fund and Eaton Vance Strategic Income Fund held an interest of 12.9%, 8.8% and 78.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued based on broker quotations, when available and deemed reliable. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Interest rate swaps are normally valued using valuations provided by pricing vendors. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the securities value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are

18

International Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by

19

International Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

M  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

N  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective

20

International Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $118,442 of which $17,276 was allocated from Cash Management and $101,166 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns for the six months ended April 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$10,801,767
U.S. Government and Agency Securities	4,120,463

$14,922,230

Sales

Investments (non-U.S. Government)	$990,525
U.S. Government and Agency Securities	4,020,425

$5,010,950

21

International Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$42,108,864

Gross unrealized appreciation	$792,104
Gross unrealized depreciation	(1,529,665)

Net unrealized depreciation	$(737,561)

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Depreciation
Settlement Date	Deliver	In Exchange For	(Appreciation)

5/26/09	Canadian Dollar 186,359	United States Dollar 150,578	$(5,607)
5/11/09	Croatia Kuna 249,600	Euro 32,585	(1,384)
5/14/09	Czech Republic Koruna 4,180,000	Euro 155,565	(831)
5/12/09	Euro 1,500,948	United States Dollar 1,988,689	2,832
5/18/09	Euro 148,493	United States Dollar 195,659	(803)
5/22/09	Israeli Shekel 690,000	United States Dollar 162,338	(2,896)
5/07/09	Japanese Yen 628,948,000	United States Dollar 6,400,206	22,717
6/01/09	Japanese Yen 19,400,000	United States Dollar 201,280	4,497
5/07/09	Malaysian Ringgit 300,000	United States Dollar 82,531	(1,732)
5/26/09	Malaysian Ringgit 790,000	United States Dollar 216,545	$(5,181)
5/22/09	Philippine Peso 9,500,000	United States Dollar 194,988	(1,049)
5/29/09	Singapore Dollar 300,000	United States Dollar 199,840	(2,778)
5/07/09	South African Rand 1,607,881	United States Dollar 176,496	(13,307)
5/18/09	South African Rand 3,972,582	United States Dollar 462,493	(5,297)
5/11/09	Swedish Krona 4,110,000	United States Dollar 502,961	(7,954)
5/26/09	Taiwan Dollar 6,010,000	United States Dollar 173,009	(9,812)
6/12/09	Taiwan Dollar 8,140,000	United States Dollar 237,730	(10,766)
6/30/09	Taiwan Dollar 6,000,000	United States Dollar 178,153	(5,323)
5/11/09	Thai Baht 1,740,000	United States Dollar 48,890	(410)
5/19/09	Thai Baht 8,860,000	United States Dollar 249,528	(1,402)

			$(46,486)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

6/02/09	Brazilian Real 590,831	United States Dollar 265,697	$2,135
5/20/09	British Pound Sterling 800,000	Euro 906,244	(15,530)
5/29/09	British Pound Sterling 102,339	United States Dollar 150,230	1,161
6/08/09	Chilean Peso 44,870,000	United States Dollar 77,455	(383)
5/19/09	Colombian Peso 273,125,859	United States Dollar 118,854	152
5/04/09	Euro 1,500,948	United States Dollar 1,988,756	(2,852)
5/12/09	Euro 6,169,807	United States Dollar 8,173,883	(10,807)
5/29/09	Euro 469,311	United States Dollar 611,884	9,011
5/07/09	Japanese Yen 628,948,000	United States Dollar 6,410,340	(32,851)

22

International Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

5/14/09	Japanese Yen 853,434,260	United States Dollar 8,820,183	$(165,576)
5/21/09	Japanese Yen 545,128,000	United States Dollar 5,549,563	(20,926)
5/07/09	New Turkish Lira 186,385	United States Dollar 111,708	4,587
5/18/09	Norwegian Krone 1,330,000	United States Dollar 197,002	5,469
5/27/09	Norwegian Krone 1,240,000	United States Dollar 185,659	3,040
5/12/09	Polish Zloty 2,190,130	Euro 487,943	9,012
6/01/09	South Korean Won 271,000,000	United States Dollar 201,173	10,232

			$(204,126)

At April 30, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $30,662 and a payable of $18,791.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

6/09	6 Euro-Bobl	Long	$531,885	$525,947	$(5,938)

6/09	7 Euro-Bund	Long	656,066	648,258	(7,808)

6/09	6 Euro-Buxl	Long	441,965	445,318	3,353

6/09	15 Euro-Schatz	Long	1,232,503	1,225,021	(7,482)

9/10	21 90 Day Sterling	Long	1,678,845	1,733,439	54,594

6/09	4 Mexico Bolsa Index	Short	(52,201)	(63,984)	(11,783)

6/09	12 U.K. Gilt	Long	979,369	978,267	(1,102)

6/09	2 U.S. 10 yr Treasury Note	Short	(246,259)	(241,875)	4,384

					$28,218

Descriptions of the underlying instruments to Futures Contracts:

•	Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 4.5 to 5 years.

•	Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 8.5 to 10.5 years.

•	Euro-Buxl: Long-term debt securities issued by the Federal Republic of Germany, with a remaining term to maturity of 24 to 35 years.

•	Euro-Schatz: Medium-term debt securities issued by the Federal Republic of Germany or the Treuhandanstalt with a remaining term to maturity of 1 3/4 to 2 1/4 years.

•	U.K. Gilt: Gilt issues having maturity of 8 1/4 to 13 years from the calendar day of the delivery month.

•	90 Day Sterling: Three month Sterling interest rate futures traded on LIFFE London.

•	Mexico Bolsa Index: Mexico Bolsa Index is a capitalization weighted index of the leading stocks traded on the Mexican Stock Exchange.

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Depreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Appreciation)

Brazil	JPMorgan Chase Bank	$200	5.25%	11/20/09	1.38%	$9,739

Iceland	Barclays Bank PLC	100	1.88	3/20/18	7.62	(29,758)

Iceland	JPMorgan Chase Bank	100	1.70	3/20/18	7.62	(30,719)

Iceland	JPMorgan Chase Bank	300	1.75	3/20/18	7.62	(91,356)

Iceland	JPMorgan Chase Bank	100	1.90	3/20/18	7.62	(29,651)

Iceland	JPMorgan Chase Bank	100	2.10	3/20/23	7.05	(31,856)

Iceland	JPMorgan Chase Bank.	100	2.45	3/20/23	7.05	(29,547)

Kazakhstan	Citigroup Global Markets	100	8.00	10/20/09	5.94	1,911

Kazakhstan	Barclays Bank PLC	200	9.75	11/20/09	5.94	16,157

Peru	Citigroup Global Markets	200	2.00	9/20/11	2.26	(745)

Peru	Citigroup Global Markets	100	2.90	10/20/13	2.73	773

						$(215,052)

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$200	0.44%	12/20/13	$6,694

Austria	Barclays Bank PLC	100	1.42	3/20/14	(980)

Greece	JPMorgan Chase Bank	4,000	0.13	9/20/17	403,310

Kazakhstan	Barclays Bank PLC	200	2.43	9/20/13	28,599

Malaysia	Barclays Bank PLC	200	2.40	3/20/14	(6,908)

Malaysia	Citigroup Global Markets	200	2.45	3/20/14	(7,362)

Turkey	Barclays Bank PLC	540	2.12	1/20/13	11,337

					$434,690

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $1,600,000.

23

International Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

Total Return Swaps

					Net
	Notional	Expiration	Portfolio	Portfolio	Unrealized
Counterparty	Amount	Date	Pays	Receives	Depreciation

JPMorgan Chase Bank	$68,042	7/23/09	1-month USD- LIBOR-BBA+50bp	Total Return on JPMorgan Abu Dhabi Index	$(5,249)

					$(5,249)

Cross-Currency Swaps

	Notional	Notional
	Amount on	Amount on
	Fixed Rate	Floating Rate				Net
	(Currency	(Currency	Floating	Fixed	Termination	Unrealized
Counterparty	Received)	Delivered)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 99,705	USD 61,699	3-month USD-LIBOR-BBA	11.95%	2/15/12	$(3,266)

Citigroup Global Markets	TRY 224,285	USD 135,274	3-month USD-LIBOR-BBA	12.10	2/15/12	(11,213)

Citigroup Global Markets	TRY 318,742	USD 189,727	3-month USD-LIBOR-BBA	12.46	8/14/13	(22,191)

Credit Suisse	TRY 166,085	USD 95,948	3-month USD-LIBOR-BBA	12.45	2/15/12	(12,795)

						$(49,465)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be re-exchanged for the notional amount of the currency delivered.

Written call options activity for the six months ended April 30, 2009 was as follows:

	Principals
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of period	JPY 1,099,073	$117,803
Options written	1,335,000	152,300
Option expired	(1,099,073)	(117,803)

Outstanding, end of period	JPY 1,335,000	$152,300

JPY - Japanese Yen

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as

24

International Income Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$3,014,482	$28,218
Level 2	Other Significant Observable Inputs	38,265,883	(243,939)
Level 3	Significant Unobservable Inputs	90,938	—

Total		$41,371,303	$(215,721)

*	Other financial instruments are futures, forwards and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument and written options.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$211,938
Realized gains (losses)	(15,668)
Change in net unrealized appreciation (depreciation)*	(14,640)
Net purchases (sales)	(90,540)
Accrued discount (premium)	(152)
Net transfers to (from) Level 3	—

Balance as of April 30, 2009	$90,938

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009*:	$(19,185)

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

25

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance International Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the terms of the investment advisory agreement of International Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and the Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund, including recent changes to such personnel. The Board specifically noted EVM’s and BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio in the complex by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

27

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

28

Eaton Vance International Income Fund

OFFICERS AND TRUSTEES

Eaton Vance International Income Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

29

Eaton Vance International Income Fund

OFFICERS AND TRUSTEES CONT’D

International Income Portfolio

Officers
Mark S. Venezia
President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Christine M. Johnston
Vice President

Susan Schiff
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

30

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This Page Intentionally Left Blank

Investment Adviser of
International Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance International Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance International Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3042-6/09	INTLISRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Low Duration Fund as of April 30, 2009

INVESTMENT UPDATE
Economic and Market Conditions
Susan Schiff, CFA
Portfolio Manager
•	The six-month period ending April 30, 2009, witnessed the first sustained stabilization in the credit markets since the credit crisis began in the summer of 2007. The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining at rates of 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.

•	Although bond yields have generally risen since mid-December 2008, for the six months ending April 30, 2009, U.S. Treasury yields declined by approximately 60-80 basis points (0.6%-0.8%). In addition, since mid-December there has been a substantial tightening in credit spreads in all fixed-income markets. The bond market’s recovery was bolstered by President Obama’s efforts to help banks eliminate illiquid assets and revive credit, and by the government’s commitment to repair the U.S. economy and its financial system through the creation of approximately two dozen government-sponsored stimulus programs. Despite continued deterioration in economic fundamentals during the period, increased issuance and improved liquidity indicated that a thawing in the credit markets was beginning to occur.

•	Under one of the programs that began in January 2009, the Federal Reserve made purchases of mortgage-backed securities (MBS) in the secondary market. This program was designed to sustain lower mortgage rates and support the housing market and is expected to continue throughout the year. The program has helped lower the yield difference between MBS and U.S. Treasuries.

•	In the bank loan market, there was little doubt that a recession would bring higher default rates, but it was difficult to reconcile bank loan prices with market fundamentals during the period from October 2008 through December 2008. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. Despite this, bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
•	In the final four months of the period, however, the market for bank loans began to recover and cash was put to work in an asset class with no active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold.
Management Discussion
•	Low Duration Fund[1] seeks total return, an objective it pursues primarily through investments in securities issued by the U.S. government (or its agencies and instrumentalities) and at least 90% of the Fund’s net assets are invested in investment-grade securities.

•	During the six months ending April 30, 2009, the Fund’s investment emphasis remained on seasoned, agency MBS through its investments in Investment Portfolio and Government Obligations Portfolio. Although credit issues were a concern in the general market, management believed that the underlying credit quality of this segment remained generally sound during the period. Typically, seasoned MBS
Eaton Vance Low Duration Fund
Total Return Performance 10/31/08 — 4/30/09

Class A2	4.99%
Class B2	4.56
Class C2	4.65
Merrill Lynch 1-3 Year U.S. Treasury Index[3]	1.71
Lipper Short U.S. Government Funds Average[3]	2.94
Please refer to page 3 for additional performance information.

[1]	The Fund pursues its objective by investing in one or more registered investment companies (each a “Portfolio”) that are managed by Eaton Vance Management or its affiliates. The Fund currently invests in Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio (collectively, the “Portfolios”). References to investments are to the Portfolios’ holdings.

[2]	These returns do not include the 2.25% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Absent a fee waiver and expense reimbursement by the investment adviser and administrator, the returns would be lower.

[3]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance Low Duration Fund as of April 30, 2009

INVESTMENT UPDATE
were originated in the 1980s or 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. Neither Investment Portfolio nor Government Obligations Portfolio had direct exposure to the sub-prime lending market or to non-agency MBS during the period.

•	The Fund’s MBS investments generated positive returns during the period, beating the Barclays Capital U.S. Intermediate Government Index as spread tightening led to MBS outperformance relative to U.S. Treasuries.

•	The Fund retained approximately an 8% weighting in floating-rate loans through its investment in Floating Rate Portfolio as of April 30, 2009. Floating Rate Portfolio’s holdings included 438 borrowers as of April 30, 2009, with an average loan size of 0.21% of total investments, and no industry constituted more than 8.2% of the Portfolio’s total investments. Healthcare, cable and satellite television, and business equipment and services were among the top industry weightings. The Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•	Floating Rate Portfolio made a strong contribution to the Fund’s relative performance, helping it out-perform its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index. However, the Portfolio slightly underperformed the S&P/LSTA Leveraged Loan Index, primarily due to a slight overweighting of the publishing industry, which underperformed the overall bank loan market; and its European loan exposure, which detracted from relative performance. On the positive side, the Portfolio’s overweighting of the cable and satellite television and business equipment and services industries, both of which performed well, contributed positively to its relative performance.
Portfolio Composition
Diversification by Sectors1
By total investments

[1]	The Diversification by Sectors breakdown reflects the Fund’s investments in Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio as of 4/30/09. Sectors are shown as a percentage of the Fund’s total investments in the Portfolios.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information may not be representative of the Portfolios’ current or future investments and may change due to active management.

2

Eaton Vance Low Duration Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Class Share Symbol	EALDX	EBLDX	ECLDX

Average Annual Total Returns (at net asset value)
Six months	4.99%	4.56%	4.65%
One year	3.85	3.11	3.29
Five years	3.66	2.89	3.05
Life of Fund†	2.90	2.13	2.29
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six months	2.64%	1.56%	3.65%
One year	1.48	0.13	2.29
Five years	3.18	2.89	3.05
Life of Fund†	2.54	2.13	2.29

†	Inception Dates – Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent a fee waiver and expense reimbursement by the investment adviser and administrator, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2.0% — 3rd year; 1% — 4th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	1.30%	2.05%	1.90%
Net Expense Ratio	1.00	1.75	1.60

[2]	Source: Prospectus dated 3/1/09. The net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www. eatonvance.com.

3

Eaton Vance Low Duration Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Low Duration Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,049.90	5.08**
Class B	$1,000.00	$1,045.60	8.88**
Class C	$1,000.00	$1,046.50	8.12**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	5.01**
Class B	$1,000.00	$1,016.10	8.75**
Class C	$1,000.00	$1,016.90	8.00**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares and 1.60% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent a fee waiver and expense reimbursement by the investment adviser and administrator, the expenses would be higher.

4

Eaton Vance Low Duration Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Investment Portfolio, at value (identified cost, $163,243,606)	$165,754,725
Investment in Floating Rate Portfolio, at value (identified cost, $19,012,204)	17,476,297
Investment in Government Obligations Portfolio, at value (identified cost, $14,843,433)	15,349,002
Receivable for Fund shares sold	2,273,939
Receivable from the investment adviser and the administrator	53,421

Total assets	$200,907,384

Liabilities

Payable for Fund shares redeemed	$1,860,311
Dividends payable	209,778
Payable to affiliate for distribution and service fees	70,988
Payable to affiliate for Trustees’ fees	40
Accrued expenses	23,660

Total liabilities	$2,164,777

Net Assets	$198,742,607

Sources of Net Assets

Paid-in capital	$208,711,844
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(10,718,972)
Accumulated distributions in excess of net investment income	(731,046)
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	1,480,781

Total	$198,742,607

Class A Shares

Net Assets	$136,392,262
Shares Outstanding	15,214,554
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.96
Maximum Offering Price Per Share
(100 ÷ 97.75 of $8.96)	$9.17

Class B Shares

Net Assets	$8,113,968
Shares Outstanding	904,080
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.97

Class C Shares

Net Assets	$54,236,377
Shares Outstanding	6,043,914
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.97

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest and dividends allocated from Portfolios	$3,334,565
Expenses allocated from Portfolios	(455,873)

Net investment income from Portfolios	$2,878,692

Expenses

Investment adviser and administration fee	$109,781
Trustees’ fees and expenses	250
Distribution and service fees
Class A	122,267
Class B	37,301
Class C	177,492
Transfer and dividend disbursing agent fees	57,773
Custodian fee	26,727
Registration fees	21,619
Legal and accounting services	19,100
Printing and postage	17,838
Miscellaneous	5,433

Total expenses	$595,581

Deduct —
Reduction of investment adviser fee and administration fee	$109,781
Allocation of expenses to the investment adviser and the administrator	57,491

Total expense reductions	$167,272

Net expenses	$428,309

Net investment income	$2,450,383

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions (identified cost basis)	$371,272
Financial futures contracts	(580,852)
Swap contracts	2,829
Foreign currency transactions	(3,568)

Net realized loss	$(210,319)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$5,096,377
Financial futures contracts	6,936
Foreign currency	(37,181)

Net change in unrealized appreciation (depreciation)	$5,066,132

Net realized and unrealized gain	$4,855,813

Net increase in net assets from operations	$7,306,196

See notes to financial statements

5

Eaton Vance Low Duration Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$2,450,383	$2,864,168
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts and foreign currency transactions	(210,319)	391,632
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts and foreign currency	5,066,132	(3,603,285)

Net increase (decrease) in net assets from operations	$7,306,196	$(347,485)

Distributions to shareholders —
From net investment income
Class A	$(2,120,090)	$(2,147,624)
Class B	(132,342)	(175,922)
Class C	(765,157)	(1,078,108)

Total distributions to shareholders	$(3,017,589)	$(3,401,654)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$78,790,558	$71,624,537
Class B	3,944,197	8,918,235
Class C	27,137,481	31,558,084
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,270,331	1,062,849
Class B	78,218	99,581
Class C	557,503	729,640
Cost of shares redeemed
Class A	(19,376,675)	(22,652,104)
Class B	(1,835,773)	(2,254,370)
Class C	(9,132,290)	(12,979,859)
Net asset value of shares exchanged
Class A	1,575,803	2,621,839
Class B	(1,575,803)	(2,621,839)

Net increase in net assets from Fund share transactions	$81,433,550	$76,106,593

Net increase in net assets	$85,722,157	$72,357,454

Net Assets

At beginning of period	$113,020,450	$40,662,996

At end of period	$198,742,607	$113,020,450

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(731,046)	$(163,840)

See notes to financial statements

6

Eaton Vance Low Duration Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,				Period Ended		Year Ended
	April 30, 2009						October 31,		December 31,
	(Unaudited)		2008	2007	2006	2005	2004(1)		2003

Net asset value — Beginning of period	$8.720		$8.990	$9.060	$9.220	$9.420	$9.590		$9.990

Income (loss) from operations

Net investment income(2)	$0.155		$0.344	$0.397	$0.333	$0.224	$0.142		$0.098
Net realized and unrealized gain (loss)	0.276		(0.191)	0.028	0.002	(0.033)	(0.027)		(0.120)

Total income (loss) from operations	$0.431		$0.153	$0.425	$0.335	$0.191	$0.115		$(0.022)

Less distributions

From net investment income	$(0.191)		$(0.423)	$(0.482)	$(0.495)	$(0.391)	$(0.285)		$(0.378)
Tax return of capital	—		—	(0.013)	—	—	—		—

Total distributions	$(0.191)		$(0.423)	$(0.495)	$(0.495)	$(0.391)	$(0.285)		$(0.378)

Net asset value — End of period	$8.960		$8.720	$8.990	$9.060	$9.220	$9.420		$9.590

Total Return(3)	4.99	%(8)	1.65%	4.82%	3.74%	2.06%	1.22	%(8)	(0.23)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$136,392		$71,284	$20,998	$21,157	$23,876	$38,147		$63,709
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.00	%(7)	1.00%	1.17%	1.29%	1.24%	1.20	%(7)	1.21%
Net investment income	3.53	%(7)	3.83%	4.40%	3.65%	2.41%	1.80	%(7)	1.00%
Portfolio Turnover of Investment Portfolio	19	%(8)	24%	35%	46%	67%	92	%(8)	43%
Portfolio Turnover of Floating Rate Portfolio	12	%(8)	7%	61%	50%	57%	67	%(8)	n/a
Portfolio Turnover of Government Obligations Portfolio	17	%(8)	19%	n/a	2%	30%	5	%(8)	67%

(1)	For the ten-month period ended October 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The investment adviser waived all or a portion of its investment adviser and administration fees and/or the administrator reimbursed expenses (equal to 0.23%, 0.30%, 0.39%, 0.15%, 0.15%, 0.11% and 0.02% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008, 2007, 2006 and 2005, the period ended October 31, 2004 and the year ended December 31, 2003, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

7

Eaton Vance Low Duration Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,				Period Ended		Year Ended
	April 30, 2009						October 31,		December 31,
	(Unaudited)		2008	2007	2006	2005	2004(1)		2003

Net asset value — Beginning of period	$8.730		$9.000	$9.060	$9.210	$9.420	$9.590		$9.990

Income (loss) from operations

Net investment income(2)	$0.126		$0.290	$0.330	$0.266	$0.153	$0.083		$0.024
Net realized and unrealized gain (loss)	0.269		(0.208)	0.036	0.010	(0.043)	(0.028)		(0.121)

Total income (loss) from operations	$0.395		$0.082	$0.366	$0.276	$0.110	$0.055		$(0.097)

Less distributions

From net investment income	$(0.155)		$(0.352)	$(0.413)	$(0.426)	$(0.320)	$(0.225)		$(0.303)
Tax return of capital	—		—	(0.013)	—	—	—		—

Total distributions	$(0.155)		$(0.352)	$(0.426)	$(0.426)	$(0.320)	$(0.225)		$(0.303)

Net asset value — End of period	$8.970		$8.730	$9.000	$9.060	$9.210	$9.420		$9.590

Total Return(3)	4.56	%(8)	0.85%	4.14%	3.07%	1.18%	0.58	%(8)	(0.98)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,114		$7,290	$3,367	$6,491	$9,704	$14,022		$17,547
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.75	%(7)	1.75%	1.92%	2.04%	1.99%	1.95	%(7)	1.96%
Net investment income	2.87	%(7)	3.22%	3.66%	2.91%	1.64%	1.05	%(7)	0.25%
Portfolio Turnover of Investment Portfolio	19	%(8)	24%	35%	46%	67%	92	%(8)	43%
Portfolio Turnover of Floating Rate Portfolio	12	%(8)	7%	61%	50%	57%	67	%(8)	n/a
Portfolio Turnover of Government Obligations Portfolio	17	%(8)	19%	n/a	2%	30%	5	%(8)	67%

(1)	For the ten-month period ended October 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The investment adviser waived all or a portion of its investment adviser and administration fees and/or the administrator reimbursed expenses (equal to 0.23%, 0.30%, 0.39%, 0.15%, 0.15%, 0.11% and 0.02% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008, 2007, 2006 and 2005, the period ended October 31, 2004 and the year ended December 31, 2003, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Low Duration Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,				Period Ended		Year Ended
	April 30, 2009						October 31,		December 31,
	(Unaudited)		2008	2007	2006	2005	2004(1)		2003

Net asset value — Beginning of period	$8.730		$9.000	$9.060	$9.220	$9.420	$9.590		$9.980

Income (loss) from operations

Net investment income(2)	$0.130		$0.299	$0.342	$0.277	$0.167	$0.095		$0.040
Net realized and unrealized gain (loss)	0.272		(0.203)	0.038	0.003	(0.033)	(0.028)		(0.112)

Total income (loss) from operations	$0.402		$0.096	$0.380	$0.280	$0.134	$0.067		$(0.072)

Less distributions

From net investment income	$(0.162)		$(0.366)	$(0.427)	$(0.440)	$(0.334)	$(0.237)		$(0.318)
Tax return of capital	—		—	(0.013)	—	—	—		—

Total distributions	$(0.162)		$(0.366)	$(0.440)	$(0.440)	$(0.334)	$(0.237)		$(0.318)

Net asset value — End of period	$8.970		$8.730	$9.000	$9.060	$9.220	$9.420		$9.590

Total Return(3)	4.65	%(8)	1.02%	4.30%	3.12%	1.45%	0.71	%(8)	(0.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,236		$34,447	$16,298	$14,937	$25,050	$34,495		$55,078
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.60	%(7)	1.60%	1.78%	1.89%	1.84%	1.80	%(7)	1.81%
Net investment income	2.96	%(7)	3.32%	3.80%	3.04%	1.79%	1.20	%(7)	0.41%
Portfolio Turnover of Investment Portfolio	19	%(8)	24%	35%	46%	67%	92	%(8)	43%
Portfolio Turnover of Floating Rate Portfolio	12	%(8)	7%	61%	50%	57%	67	%(8)	n/a
Portfolio Turnover of Government Obligations Portfolio	17	%(8)	19%	n/a	2%	30%	5	%(8)	67%

(1)	For the ten-month period ended October 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The investment adviser waived all or a portion of its investment adviser and administration fees and/or the administrator reimbursed expenses (equal to 0.23%, 0.30%, 0.39%, 0.15%, 0.15%, 0.11% and 0.02% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008, 2007, 2006 and 2005, the period ended October 31, 2004 and the year ended December 31, 2003, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Low Duration Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. As of April 30, 2009, the Fund offered three classes of shares. Effective May 4, 2009, the Fund began offering Class I shares, which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (90.4%, 0.5% and 1.6%, respectively, at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Investment Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Investment Portfolio is discussed in Note 1A of Investment Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Floating Rate Portfolio and Government Obligations Portfolio for applicable investments.

Additional valuation policies for Floating Rate Portfolio are as follows: The Portfolio’s investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to; (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

10

Eaton Vance Low Duration Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $10,583,081 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($5,478), October 31, 2011 ($4,082,489), October 31, 2012 ($3,697,770), October 31, 2013 ($1,016,104), October 31, 2014 ($811,882), October 31, 2015 ($374,820) and October 31, 2016 ($594,538).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios), and

11

Eaton Vance Low Duration Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement, and subsequent fee waiver agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of Fund’s average daily net assets, all of which is waived. The fee waiver agreement may not be amended or terminated without the approval of the Fund’s Trustees and shareholders. The Portfolios have engaged BMR to render investment advisory services. For the six months ended April 30, 2009, the Fund’s allocated portion of the adviser fees paid by the Portfolios was 0.53% (annualized) of the Fund’s average daily net assets and amounted to $386,977. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.00%, 1.75% and 1.60% annually of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $57,491 of the Fund’s operating expenses for the six months ended April 30, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $2,788 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $7,935 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for six months ended April 30, 2009 amouted to $122,267 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts therefore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $27,976 and $124,966 for Class B and Class C shares, respectively, representing 0.75% and 0.60% (annualized) of the average daily net assets of Class B and Class C shares, respectively. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,016,000 and $6,446,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $9,325 and $52,526 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund

12

Eaton Vance Low Duration Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

was informed that EVD received approximately $18,000 and $8,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Investment Portfolio	$108,610,940	$39,183,803
Floating Rate Portfolio	8,076,481	362,617
Government Obligations Portfolio	—	—

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	8,908,050	7,957,272
Issued to shareholders electing to receive payments of distributions in Fund shares	143,349	118,417
Redemptions	(2,191,270)	(2,526,339)
Exchange from Class B shares	178,576	291,779

Net increase	7,038,705	5,841,129

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	446,703	993,068
Issued to shareholders electing to receive payments of distributions in Fund shares	8,827	11,079
Redemptions	(208,626)	(251,491)
Exchange to Class A shares	(178,309)	(291,403)

Net increase	68,595	461,253

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	3,066,914	3,499,909
Issued to shareholders electing to receive payments of distributions in Fund shares	62,922	81,211
Redemptions	(1,033,962)	(1,444,738)

Net increase	2,095,874	2,136,382

8   Recently Issued Accounting Pronouncement

The Portfolios adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, (FAS 157) “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009 and October 31, 2008, the Fund’s investments in Floating Rate Portfolio and Government Obligations Portfolio, whose financial statements are not included but available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

13

Investment Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Mortgage-Backed Securities — 95.8%

Mortgage Pass-Throughs — 84.3%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
3.705%, with various maturities to 2037(1)	$870	$879,895
3.759%, with maturity at 2035(1)	7,076	7,156,468
4.426%, with maturity at 2030(1)	2,775	2,856,532
4.792%, with maturity at 2037(1)	1,696	1,746,164
4.87%, with maturity at 2022(1)	728	741,297
5.00%, with maturity at 2014	2,138	2,214,357
5.50%, with various maturities to 2017	2,094	2,184,247
6.00%, with various maturities to 2029(2)	12,844	13,513,061
6.50%, with various maturities to 2030	1,432	1,528,912
7.00%, with various maturities to 2035	3,641	3,974,096
7.50%, with various maturities to 2017	3,098	3,263,123
8.00%, with various maturities to 2025	767	848,122
9.25%, with maturity at 2017	9	9,560

		$40,915,834

Federal National Mortgage Association:
3.253%, with maturity at 2027(1)	$1,309	$1,325,789
3.705%, with various maturities to 2035(1)	7,860	7,962,735
3.807%, with maturity at 2036(1)	938	954,807
3.971%, with maturity at 2035(1)	4,672	4,807,556
4.102%, with maturity at 2033(1)	2,418	2,488,547
4.138%, with maturity at 2036(1)	3,559	3,582,918
4.267%, with various maturities to 2036(1)	1,143	1,150,732
4.376%, with maturity at 2021(1)	2,807	2,865,265
4.50%, with various maturities to 2018	20,840	21,556,097
4.574%, with maturity at 2018(1)	50	50,822
4.596%, with maturity at 2019(1)	3,745	3,822,480
4.729%, with maturity at 2030(1)	1,830	1,857,087
4.788%, with maturity at 2036(1)	5,683	5,849,597
4.797%, with maturity at 2035(1)	3,354	3,452,936
4.989%, with maturity at 2034(1)	2,251	2,317,188
5.00%, with various maturities to 2018	3,505	3,639,014
5.207%, with maturity at 2034(1)	7,848	8,078,260
5.50%, with various maturities to 2017	7,846	8,182,811
5.951%, with maturity at 2040(1)	2,936	3,035,642
6.00%, with various maturities to 2031	7,839	8,268,684
6.321%, with maturity at 2032(1)	1,029	1,059,421
6.50%, with various maturities to 2019	3,068	3,188,316
7.00%, with various maturities to 2033	8,508	9,244,525
8.00%, with maturity at 2023	268	302,126
9.00%, with maturity at 2011	6	6,554
9.50%, with various maturities to 2022	1,131	1,297,471
9.566%, with maturity at 2018(3)	693	788,922

		$111,136,302

Government National Mortgage Association:
4.125%, with various maturities to 2027(1)	$1,399	$1,429,558
8.25%, with maturity at 2020	445	501,699
9.00%, with maturity at 2017	542	611,229

		$2,542,486

Total Mortgage Pass-Throughs
(identified cost $151,880,899)		$154,594,622

Collateralized Mortgage Obligations — 3.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 1395, Class F, 2.653%, 10/15/22(4)	$152	$147,993

		$147,993

Federal National Mortgage Association:
Series G93-17, Class FA, 1.469%, 4/25/23(4)	$322	$322,243
Series G93-36, Class ZQ, 6.50%, 12/25/23	1,473	1,573,935
Series G97-4, Class FA, 1.269%, 6/17/27(4)	283	281,475
Series 1993-140, Class J, 6.65%, 6/25/13	170	170,352
Series 1993-203, Class PL, 6.50%, 10/25/23	2,005	2,129,545
Series 1993-250, Class Z, 7.00%, 12/25/23	598	641,165
Series 2001-4, Class GA, 10.118%, 4/17/25(3)	393	443,424

		$5,562,139

Total Collateralized Mortgage Obligations
(identified cost $5,600,919)		$5,710,132

Commercial Mortgage-Backed Securities — 8.4%

	Principal
	Amount
Security	(000’s omitted)	Value

CS First Boston Mortgage Securities Corp.:
2001-CK1, Class A3, 6.38%, with maturity at 2035	$8,700	$8,769,713

		$8,769,713

See notes to financial statements

14

Investment Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Mortgage-Backed Securities (cont’d)

GE Capital Commercial Mortgage Corp.:
Series 2002-3A, Class A1, 4.229%, with maturity at 2037	$1,751	$1,744,561

		$1,744,561

GS Mortgage Securities Corp. II:
Series 2001-LIBA, Class A2, 6.615%, with maturity at 2016(5)	$1,000	$1,073,076
Series 2001-ROCK, Class A2FL, 0.855%, with maturity at 2018(4)(5)	2,000	1,975,988

		$3,049,064

Host Marriott Pool Trust:
Series 1999 - HMTA, Class A, 6.98%, with maturity at 2015(5)	$761	$766,543
Series 1999 - HMTA, Class C, 7.73%, with maturity at 2015(5)	580	589,286
Series 1999 - HMTA, Class D, 7.97%, with maturity at 2015(5)	180	182,991
Series 1999 - HMTA, Class E, 8.07%, with maturity at 2015(5)	180	183,036

		$1,721,856

Total Commercial Mortgage-Backed Securities
(identified cost $15,239,422)		$15,285,194

Total Mortgage-Backed Securities
(identified cost $172,721,240)		$175,589,948

Short-Term Investments — 3.8%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(6)	$6,984	$6,983,922

Total Short-Term Investments
(identified cost $6,983,922)		$6,983,922

Total Investments — 99.6%
(identified cost $179,705,162)		$182,573,870

Other Assets, Less Liabilities — 0.4%		$817,687

Net Assets — 100.0%		$183,391,557

(1)	Adjustable rate mortgage.

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $4,770,920 or 2.6% of the Portfolio’s net assets.

(6)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

15

Investment Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $172,721,240)	$175,589,948
Affiliated investment, at value (identified cost, $6,983,922)	6,983,922
Receivable for investments sold	122,140
Interest receivable	788,769
Interest receivable from affiliated investment	945
Receivable for daily variation margin on open financial futures contracts	2,031

Total assets	$183,487,755

Liabilities

Payable to affiliate for investment adviser fee	$71,727
Payable to affiliate for Trustees’ fees	505
Accrued expenses	23,966

Total liabilities	$96,198

Net assets applicable to investors’ interest in Portfolio	$183,391,557

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$180,557,835
Net unrealized appreciation (computed on the basis of identified cost)	2,833,722

Total	$183,391,557

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest	$2,919,794
Interest income allocated from affiliated investment	40,104
Expenses allocated from affiliated investment	(27,023)

Total investment income	$2,932,875

Expenses

Investment adviser fee	$321,292
Trustees’ fees and expenses	3,389
Custodian fee	43,848
Legal and accounting services	16,419
Miscellaneous	2,782

Total expenses	$387,730

Deduct —
Reduction of custodian fee	$2

Total expense reductions	$2

Net expenses	$387,728

Net investment income	$2,545,147

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$470,312
Financial futures contracts	(862,992)

Net realized loss	$(392,680)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$4,252,569
Financial futures contracts	(95,547)

Net change in unrealized appreciation (depreciation)	$4,157,022

Net realized and unrealized gain	$3,764,342

Net increase in net assets from operations	$6,309,489

See notes to financial statements

16

Investment Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$2,545,147	$3,505,453
Net realized gain (loss) from investment transactions and financial futures contracts	(392,680)	225,585
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	4,157,022	(1,370,484)

Net increase in net assets from operations	$6,309,489	$2,360,554

Capital transactions —
Contributions	$109,824,300	$165,109,548
Withdrawals	(48,956,219)	(93,579,773)

Net increase in net assets from capital transactions	$60,868,081	$71,529,775

Net increase in net assets	$67,177,570	$73,890,329

Net Assets

At beginning of period	$116,213,987	$42,323,658

At end of period	$183,391,557	$116,213,987

See notes to financial statements

17

Investment Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,				Period Ended		Year Ended
	April 30, 2009						October 31,		December 31,
	(Unaudited)		2008	2007	2006	2005	2004(1)		2003

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.60	%(2)	0.63%	0.65%	0.66%	0.65%	0.62	%(2)	0.59%
Expenses after custodian fee reduction	0.60	%(2)	0.63%	0.65%	0.66%	0.64%	0.62	%(2)	0.59%
Net investment income	3.69	%(2)	3.96%	4.67%	4.03%	2.65%	1.51	%(2)	0.92%
Portfolio Turnover	19	%(3)	24%	35%	46%	67%	92	%(3)	43%

Total Return	4.77	%(3)	4.34%	5.52%	4.29%	2.32%	1.12	%(3)	0.74%

Net assets, end of period (000’s omitted)	$183,392		$116,214	$42,324	$38,835	$46,041	$58,345		$72,157

(1)	For the ten-month period ended October 31, 2004.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

18

Investment Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Investment Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Low Duration Fund and Eaton Vance Strategic Income Fund held an interest of 90.4% and 8.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

19

Investment Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $347,160 of which $25,868 was allocated from Cash Management and $321,292 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the six months ended April 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$10,491,453
U.S. Government and Agency Securities	61,841,030

$72,332,483

Sales

Investments (non-U.S. Government)	$85,888
U.S. Government and Agency Securities	25,415,827

$25,501,715

20

Investment Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$180,028,620

Gross unrealized appreciation	$2,676,438
Gross unrealized depreciation	(131,188)

Net unrealized appreciation	$2,545,250

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

6/09	130 U.S. Treasury Note	Short	$(15,193,295)	$(15,228,281)	$(34,986)

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$6,983,922	$(34,986)
Level 2	Other Significant Observable Inputs	175,589,948	—
Level 3	Significant Unobservable Inputs	—	—

Total		$182,573,870	$(34,986)

*	Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

8   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

21

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

22

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory and administration agreement of Eaton Vance Low Duration Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreements of Floating Rate Portfolio, Government Obligations Portfolio and Investment Portfolio (the “Portfolios”), the portfolios in which the Fund invests, each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administration agreement and the investment advisory agreements for the Fund and the Portfolios, respectively. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administration agreement and the investment advisory agreements of the Fund and each Portfolio, respectively, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in investment grade securities. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR’s large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. With respect to the Government Obligations Portfolio, the Board noted the Adviser’s experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

23

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administration agreement and investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the one-year period ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that EVM is waiving its investment advisory and administration fee in its entirety and has agreed to pay other expenses of the Fund, which will lower the Fund’s total expense ratios.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

24

Eaton Vance Low Duration Fund

OFFICERS AND TRUSTEES

Eaton Vance Low Duration Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

25

Eaton Vance Low Duration Fund

OFFICERS AND TRUSTEES CONT’D

Investment Portfolio

Officers
Mark S. Venezia
President

Christine M. Johnston
Vice President

Susan Schiff
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

26

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Investment Adviser of Investment Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Low Duration Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Low Duration Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective, risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1560-6/09	LDSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Strategic Income Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

Mark S. Venezia, CFA
Portfolio Manager
•	During the six-month period ending April 30, 2009, the global economy continued to deteriorate, and many financial markets remained impaired, although most credit markets began to show tentative signs of stabilization. Currency markets were volatile during the period; the U.S. dollar was mixed against major and emerging market currencies. In both the U.S. and other developed sovereign bond markets, yields declined during the period.
•	The six-month period was marked by non-traditional monetary easing measures under the U.S. Federal Reserve (the Fed), Bank of Japan, Bank of England, the Swiss National Bank and the European Central Bank (ECB). Initially, the major sovereign bond markets reacted positively to the monetary easing as well as the strong demand for the perceived safety of government securities. However, sovereign yields eventually began to rise as the markets anticipated the dramatic increase in sovereign bond issuance that will be needed to pay for the fiscal stimulus plans of countries around the world. In addition, with some investors beginning to anticipate the inflationary impacts of the significant monetary easing, fears of prolonged worldwide deflation are subsiding.
•	Similar to the G-10 markets, many of the emerging market countries’ central banks also cut interest rates in response to the global economic conditions. Yields on most local sovereign emerging market bonds fell during the six-month period. In addition to the rate cuts, recent policy actions from the International Monetary Fund (IMF) also contributed to the strong performance of emerging market bonds. The IMF recently instituted a Flexible Credit Line (FCL) program that will make it easier for certain emerging market countries to borrow in times of stress.
•	Credit markets experienced unprecedented volatility during the early part of the period but staged a turnaround in the latter four months. While there was little doubt that a recession would bring higher default rates, it was difficult to reconcile bank loan prices with market fundamentals during November and December of 2008. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. High-yield bonds and bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets.
•	In the credit recovery of 2009, bank loans and high-yield bonds posted impressive performance. In the loan market, cash was put to work in an asset class with no active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold. The
Eaton Vance Strategic Income Fund
Total Return Performance 10/31/08 – 4/30/09

Class A1	5.60%
Class B1	5.19
Class C1	5.20
Class I1	4.13	*
Barclays Capital U.S. Aggregate Bond Index[2]	7.74
Lipper Multi-Sector Income Funds Average[2]	6.99
Please refer to page 4 for additional performance information.

[1]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

[2]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Barclays Capital U.S. Aggregate Bond Index consists of U.S. dollar denominated, investment grade fixed-income securities. Effective 11/3/08, the Index’s name was changed from Lehman Brothers U.S. Aggregate Bond Index. In addition to such securities, the Fund also has significant exposures to non-investment grade investments, global securities and derivatives. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

*	Return is for the period from inception (4/3/09) through 4/30/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Strategic Income Fund as of April 30, 2009
INVESTMENT UPDATE
high-yield market also rallied in 2009 amidst a more optimistic outlook for the economy that was triggered by the Obama administration’s stimulus programs.
•	Credit yield spreads tightened considerably during the six-month period. Below-investment-grade corporate debt yield spreads tightened by approximately 255 basis points (2.55%), with the Merrill Lynch U.S. High Yield Master II Index closing the period valued at 1,332 basis points (13.32%) over U.S. Treasuries. Similarly, senior, secured loan spreads over the London Interbank Offered Rate (LIBOR) tightened by approximately 133 basis points (1.33%), with the S&P/LSTA Leveraged Loan Index First Lien Loans valued at approximately 1,562 basis points (15.62%) over LIBOR on April 30, 2009.
Management Discussion
•	The Fund’s investment objective is to seek total return. The Fund seeks to achieve its objective primarily by allocating assets among other registered investment companies managed by Eaton Vance Management or its affiliates that invest in different asset classes (the “Portfolios”). The Fund’s portfolio manager, taking market and other factors into consideration, determines the percentage of the Fund’s assets invested in each Portfolio. Through the Portfolios, the Fund invests in fixed-income securities, interests in floating-rate, senior loans and other securities. The Fund also has exposure to derivative instruments. The Fund also invests directly in securities or other instruments to gain exposure to sectors of the market the investment adviser believes may not be represented or are under-represented by the Portfolios, to hedge certain Portfolio exposures and/or to otherwise manage the exposures of the Fund.
•	The Fund underperformed the Lipper Multi-Sector Income Funds Average for the six months ending April 30, 2009. Generally, the Fund’s competitors in this category have greater exposure to below-investment-grade credit markets, as well as longer duration and less emerging-markets currency exposure than the Fund. For this six-month period, the Fund’s shorter duration and underweight credit exposure relative to the group resulted in underperformance. The Fund’s overall foreign exposures provided the benefits of diversification but no significant contribution to the performance of the Fund.
•	During the six-month period, the Fund benefited from the recovery in the bank loan and high-yield markets as well as from yield spread tightening in the MBS market. Within the bank loan sector, investments were broadly diversified across both issuer and industry. Healthcare, cable and satellite television, and business equipment and services were among the top industry weightings. The Fund’s loan holdings were primarily senior, secured loans to companies with average revenues exceeding $1 billion. The Fund’s bank loans slightly underperformed the S&P LSTA Leveraged Loan Index, primarily due to a slight overweighting of the publishing industry, which underperformed the overall bank loan market, and its European loan exposure, which detracted from relative performance. On the positive side, an overweight to the cable and satellite television, and business equipment and services industries, both of which performed well, contributed positively to relative performance.
•	In November and December of 2008, the Fund’s high-yield bond performance was hurt by a lower allocation to BB rated bonds relative to the Merrill Lynch U.S. High Yield Index, as BB rated issues outperformed in the difficult market environment. During the high-yield market’s recovery in 2009, however, the Fund’s emphasis on B rated bonds benefited performance. Many of these companies navigated the tumultuous economic environment better than had been expected. Technology, utilities and cable and satellite television were among the Fund’s top-performing high-yield bond industries, all of which outperformed due to strong security selection compared to the Merrill Lynch U.S. High Yield Index. Underweight positions in the paper, banking and automotive industries detracted from performance within the high-yield portion of the Fund.
•	Within the MBS portion of the Fund, the focus remained on seasoned, fixed-rate, U.S. government agency MBS (seasoned MBS). The underlying mortgages within the Fund’s seasoned MBS investments were typically originated more than 10 years ago; therefore, the homeowners have typically built up considerable equity in their homes over time. As a result, these mortgages have relatively low loan-to-value ratios, in addition to the securities being backed by the U.S. government agencies. While the Fund’s seasoned MBS felt the impact of the credit crunch, management believes that the underlying credit quality of this segment remains relatively high.
•	The Fund’s MBS investments contributed positively to performance as yield spreads on seasoned MBS tightened. MBS yield spreads benefited from the Fed’s purchases of MBS in the secondary market — designed to sustain lower mortgage rates and support the housing market — which began in January 2009. MBS returns were also boosted by falling U.S. Treasury yields amidst a global flight to quality.
•	The Fund’s duration increased during the period, to 2.10 years as of April 30, 2009, from 1.55 years at October 31, 2008. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest-rate risk than longer duration instruments.

2

Eaton Vance Strategic Income Fund as of April 30, 2009
FUND COMPOSITION
Fund Composition
Securities Holdings (excludes derivatives)1
By total net assets

[1]	Securities Holdings reflect the Fund’s securities positions as of 4/30/09. Securities Holdings do not reflect derivatives positions. For international and emerging-markets exposures, please refer to the Currency Positions table.
Currency Positions2
By total net assets

Poland	1.8%
Turkey	1.2
Brazil	0.9
Norway	0.8
United Kingdom	0.7
Iceland	0.5
Colombia	0.5
South Korea	0.5
Hungary	0.4
Indonesia	0.4
Mexico	0.3
Chile	0.3
Uruguay	0.3
Ghana	0.3
Thailand	-0.3
Malaysia	-0.3
Philippines	-0.4
Israel	-0.4
Singapore	-0.4
Czech Republic	-0.5
Japan	-0.5
South Africa	-1.0
Taiwan	-1.3
Euro	-2.1
Other Long	0.6
Other Short	-0.1

[2]	Currency Positions reflect the Fund’s investments in Global Macro Portfolio, International Income Portfolio and Emerging Markets Local Income Portfolio and Fund level holdings as of 4/30/09. Currency exposures and positions include all foreign exchange denominated securities and all currency derivatives. Long foreign derivatives were 31.6%. Other short foreign derivatives were 10.4%. All numbers are a percentage of total net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

3

Eaton Vance Strategic Income Fund as of April 30, 2009
FUND PERFORMANCE

Fund Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbols	ETSIX	EVSGX	ECSIX	ESIIX

Average Annual Total Returns (at net asset value)
Six Months	5.60%	5.19%	5.20%	N.A.
One Year	-3.07	-3.78	-3.78	N.A.
Five Years	4.73	3.97	3.97	N.A.
Ten Years	5.18	4.37	4.38	N.A.
Life of Fund†	5.21	5.49	6.03	4.13	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.53%	0.19%	4.20%	N.A.
One Year	-7.68	-8.34	-4.69	N.A.
Five Years	3.72	3.66	3.97	N.A.
Ten Years	4.67	4.37	4.38	N.A.
Life of Fund†	4.76	5.49	6.03	4.13	%††

†	Inception Dates – Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94; Class I: 4/3/09.

††	Return is cumulative since share class inception.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares or Class C shares. If sales charges were reflected, performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I
Expense Ratio	1.04%	1.79%	1.79%	0.79%

[2]	From the Fund’s prospectus dated 3/1/09, as supplemented.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Strategic Income Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Strategic Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual*
Class A	$1,000.00	$1,056.00	$5.51
Class B	$1,000.00	$1,051.90	$9.26
Class C	$1,000.00	$1,052.00	$9.26
Class I	$1,000.00	$1,041.30	$0.65

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.41
Class B	$1,000.00	$1,015.80	$9.10
Class C	$1,000.00	$1,015.80	$9.10
Class I	$1,000.00	$1,020.70	$4.16

*	Class I had not commenced operations as of November 1, 2008. Actual expenses are equal to the Fund’s annualized expense ratio of 1.08% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares and 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 for Class A, Class B and Class C (to reflect the one-half year period) and by 28/365 for Class I (to reflect the period from commencement of operations on April 3, 2009 to April 30, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.08% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares and 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008.

5

Strategic Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Investments in Affiliated Portfolios — 90.9%

Security		Value

Boston Income Portfolio (identified cost, $49,159,059)		$54,272,210
Emerging Markets Local Income Portfolio (identified cost, $64,037,673)		61,384,199
Floating Rate Portfolio (identified cost, $650,728,512)		541,248,430
Global Macro Portfolio (identified cost, $650,325,430)		655,874,521
High Income Opportunities Portfolio (identified cost, $76,478,473)		76,718,805
International Income Portfolio (identified cost, $31,371,568)		31,180,157
Investment Portfolio (identified cost, $15,872,825)		16,164,624

Total Investments in Affiliated Portfolios
(identified cost, $1,537,973,540)		$1,436,842,946

Commercial Mortgage-Backed Securities — 0.8%

	Principal
Security	Amount	Value

CD, Series 2007-CD4, Class A4, 5.322%, 12/11/49	$5,694,000	$4,255,888
COMM, Series 2007-C9, Class A4, 6.010%, 12/10/49(1)	4,286,000	3,451,320
GCCFC, Series 2007-GG9, Class A4, 5.444%, 3/10/39	4,286,000	3,367,785
JPMCC, Series 2007-LDPX, Class A3, 5.420%, 1/15/49	1,371,000	1,043,861

Total Commercial Mortgage-Backed Securities
(identified cost, $10,732,200)		$12,118,854

Mortgage Pass-Throughs — 7.0%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
3.759%, 1/1/35(2)	$2,884,848	$2,917,637
4.426%, 6/1/30(2)	1,397,385	1,438,434
6.00%, 10/1/16	3,234,435	3,402,472
6.50%, 9/1/30	10,694,902	11,474,561
7.00% with various maturities to 2035	12,726,810	13,966,874
8.00%, 4/17/26	4,294,868	4,819,138
Federal National Mortgage Association:
3.971%, 3/1/35(2)	3,503,682	3,605,667
4.797%, 8/1/35(2)	7,685,399	7,911,158
5.00% with various maturities to 2018	13,237,028	13,827,044
6.00%, 6/1/30	1,087,587	1,143,498
6.50% with various maturities to 2029	6,561,138	7,008,665
7.00% with various maturities to 2023	13,887,541	15,005,726
8.50%, 4/1/32	1,718,259	1,958,999
9.50%, 12/1/20	4,723,836	5,469,957
Government National Mortgage Association:
7.00% with various maturities to 2034	10,579,519	11,584,849
7.50%, 12/15/22	5,094,684	5,687,800

Total Mortgage Pass-Throughs
(identified cost, $108,351,489)		$111,222,479

Collateralized Mortgage Obligations — 0.2%

	Principal
Security	Amount	Value

FHR, Series 2182, Class ZC, 7.5%, 9/15/29	$890,997	$960,985
FNR, Series 1994-42, Class K 6.5%, 4/25/24	1,822,735	1,956,154

Total Collateralized Mortgage Obligations
(identified cost, $2,897,583)		$2,917,139

U.S. Treasury Obligations — 0.1%

	Principal
Security	Amount	Value

U.S. Treasury Notes, 4.875%, 6/30/12	$2,000,000	$2,211,252

Total U.S. Treasury Obligations
(identified cost, $2,023,919)		$2,211,252

Short-Term Investments — 0.7%

	Principal
Security	Amount	Value

State Street Bank and Trust Company Time Deposit, 0.01%, 5/1/09	$10,401,158	$10,401,158

Total Short-Term Investments
(identified cost, $10,401,158)		$10,401,158

Total Investments — 99.7%
(identified cost, $1,672,379,889)		$1,575,713,828

Other Assets, Less Liabilities — 0.3%		$4,309,181

Net Assets — 100%		$1,580,023,009

See notes to financial statements

6

Strategic Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

CD - Citigroup/Deutsche Bank Commercial Mortgage

COMM - Commercial Mortgage Pass Through Certificates

FHR - Federal Home Loan Mortgage Corp.

FNR - Federal National Mortgage Association

GCCFC - Greenwich Capital Commercial Funding Corp.

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

(1)	Weighted average fixed-rate coupon that changes/updates monthly.

(2)	Adjustable rate mortgage.

See notes to financial statements

7

Eaton Vance Strategic Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investments in unaffiliated securities, at value (identified cost, $134,406,349)	$138,870,882
Investments in affiliated Portfolios, at value (identified cost, $1,537,973,540)	1,436,842,946
Receivable for Fund shares sold	10,600,618
Receivable for investments sold	33,207
Interest receivable	689,185
Receivable for open forward foreign currency exchange contracts	38,659

Total assets	$1,587,075,497

Liabilities

Payable for Fund shares redeemed	$3,891,189
Dividends payable	2,171,836
Payable to affiliate for distribution and service fees	661,333
Payable to affiliate for investment adviser fee	70,326
Payable to affiliate for Trustees’ fees	42
Payable for variation margin on open financial futures contracts	28,124
Accrued expenses	229,638

Total liabilities	$7,052,488

Net Assets	$1,580,023,009

Sources of Net Assets

Paid-in capital	$1,780,579,162
Accumulated net realized loss (computed on the basis of identified cost)	(91,282,442)
Accumulated distributions in excess of net investment income	(11,680,526)
Net unrealized depreciation (computed on the basis of identified cost)	(97,593,185)

Total	$1,580,023,009

Class A Shares

Net Assets	$987,920,216
Shares Outstanding	138,897,949
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.11
Maximum Offering Price Per Share
(100 ÷ 95.25 of $7.11)	$7.46

Class B Shares

Net Assets	$146,477,687
Shares Outstanding	21,773,983
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.73

Class C Shares

Net Assets	$445,558,355
Shares Outstanding	66,171,584
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.73

Class I Shares

Net Assets	$66,751
Shares Outstanding	9,381
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.12

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest income	$2,769,844
Interest income allocated from affiliated Portfolios
(net of foreign taxes, $150,387)	40,908,410
Dividends allocated from affiliated Portfolios	144,332
Expenses allocated from affiliated Portfolios	(4,149,421)

Total investment income	$39,673,165

Expenses

Investment adviser fee	$412,128
Trustees’ fees and expenses	250
Distribution and service fees
Class A	1,008,967
Class B	710,435
Class C	1,979,691
Transfer and dividend disbursing agent fees	578,968
Printing and postage	281,946
Registration fees	76,029
Custodian fee	27,531
Legal and accounting services	22,653
Miscellaneous	8,526

Total expenses	$5,107,124

Net investment income	$34,566,041

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$988,281
Financial futures contracts	697,486
Foreign currency and forward foreign currency exchange contracts	(3,072,542)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (identified cost basis)	(26,642,498)
Financial futures contracts	(2,526,510)
Written options	83,755
Swap contracts	(3,836,679)
Foreign currency and forward foreign currency exchange contract transactions	(4,341,955)

Net realized loss	$(38,650,662)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$6,309,316
Financial futures contracts	(965,813)
Foreign currency and forward foreign currency exchange contracts	155,772
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (identified cost basis)	92,598,446
Financial futures contracts	140,102
Written options	75,488
Swap contracts	30,550
Foreign currency and forward foreign currency exchange contracts	(14,457,123)

Net change in unrealized appreciation (depreciation)	$83,886,738

Net realized and unrealized gain	$45,236,076

Net increase in net assets from operations	$79,802,117

See notes to financial statements

8

Eaton Vance Strategic Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$34,566,041	$64,031,097
Net realized gain (loss) from investment transactions, financial futures contracts, written options, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(38,650,662)	7,725,526
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	83,886,738	(182,097,370)

Net increase (decrease) in net assets from operations	$79,802,117	$(110,340,747)

Distributions to shareholders —
From net investment income
Class A	$(24,786,226)	$(50,504,569)
Class B	(3,827,930)	(10,925,392)
Class C	(10,664,382)	(24,184,474)
Class I	(5)	—
Tax return of capital
Class A	—	(1,511,992)
Class B	—	(327,081)
Class C	—	(724,028)

Total distributions to shareholders	$(39,278,543)	$(88,177,536)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$332,089,277	$481,969,000
Class B	14,311,121	42,279,143
Class C	92,977,304	269,066,623
Class I	66,195	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,083,223	36,244,553
Class B	1,933,503	5,345,992
Class C	6,363,185	14,556,311
Class I	5	—
Cost of shares redeemed
Class A	(153,987,493)	(255,579,917)
Class B	(18,708,612)	(40,548,990)
Class C	(64,580,087)	(134,206,087)
Net asset value of shares exchanged
Class A	5,410,969	12,614,319
Class B	(5,410,969)	(12,614,319)

Net increase in net assets from Fund share transactions	$228,547,621	$419,126,628

Net increase in net assets	$269,071,195	$220,608,345

	Six Months Ended
	April 30, 2009	Year Ended
Net Assets	(Unaudited)	October 31, 2008

At beginning of period	$1,310,951,814	$1,090,343,469

At end of period	$1,580,023,009	$1,310,951,814

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(11,680,526)	$(6,968,024)

See notes to financial statements

9

Eaton Vance Strategic Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$6.940		$8.020	$7.890	$7.900	$8.030	$8.100

Income (loss) from operations

Net investment income(1)	$0.184		$0.402	$0.436	$0.398	$0.294	$0.286
Net realized and unrealized gain (loss)	0.194		(0.929)	0.221	0.161	0.166	0.273

Total income (loss) from operations	$0.378		$(0.527)	$0.657	$0.559	$0.460	$0.559

Less distributions

From net investment income	$(0.208)		$(0.537)	$(0.527)	$(0.563)	$(0.590)	$(0.629)
Tax return of capital	—		(0.016)	—	(0.006)	—	—

Total distributions	$(0.208)		$(0.553)	$(0.527)	$(0.569)	$(0.590)	$(0.629)

Net asset value — End of period	$7.110		$6.940	$8.020	$7.890	$7.900	$8.030

Total Return(2)	5.60	%(6)	(7.09)%	8.61%	7.30%	5.85%	7.18%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$987,920		$760,072	$598,155	$414,882	$238,973	$162,022
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.08	%(5)	1.04%	1.04%	0.99%	1.02%	1.06%
Net investment income	5.43	%(5)	5.19%	5.49%	5.04%	3.66%	3.57%
Portfolio Turnover of the Fund	28	%(6)	13%	—	—	—	—
Portfolio Turnover of Global Macro Portfolio	18	%(6)	26%	45%	41%	59%	55%
Portfolio Turnover of High Income Opportunities Portfolio	32	%(6)	48%	81%	62%	62%	80%
Portfolio Turnover of Floating Rate Portfolio	12	%(6)	7%	61%	50%	57%	67%
Portfolio Turnover of Investment Portfolio	19	%(6)	24%	35%	—	—	—
Portfolio Turnover of International Income Portfolio	16	%(6)	14%	2%	—	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	19	%(6)	38%	2%	—	—	—
Portfolio Turnover of Boston Income Portfolio	28	%(6)	54%	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

10

Eaton Vance Strategic Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$6.570		$7.590	$7.470	$7.480	$7.600	$7.660

Income (loss) from operations

Net investment income(1)	$0.151		$0.331	$0.356	$0.320	$0.223	$0.224
Net realized and unrealized gain (loss)	0.181		(0.881)	0.207	0.153	0.159	0.254

Total income (loss) from operations	$0.332		$(0.550)	$0.563	$0.473	$0.382	$0.478

Less distributions

From net investment income	$(0.172)		$(0.456)	$(0.443)	$(0.477)	$(0.502)	$(0.538)
Tax return of capital	—		(0.014)	—	(0.006)	—	—

Total distributions	$(0.172)		$(0.470)	$(0.443)	$(0.483)	$(0.502)	$(0.538)

Net asset value — End of period	$6.730		$6.570	$7.590	$7.470	$7.480	$7.600

Total Return(2)	5.19	%(6)	(7.73)%	7.77%	6.50%	5.12%	6.47%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$146,478		$151,015	$180,871	$194,351	$196,766	$191,765
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.82	%(5)	1.79%	1.78%	1.74%	1.77%	1.81%
Net investment income	4.70	%(5)	4.50%	4.74%	4.27%	2.94%	2.95%
Portfolio Turnover of the Fund	28	%(6)	13%	—	—	—	—
Portfolio Turnover of Global Macro Portfolio	18	%(6)	26%	45%	41%	59%	55%
Portfolio Turnover of High Income Opportunities Portfolio	32	%(6)	48%	81%	62%	62%	80%
Portfolio Turnover of Floating Rate Portfolio	12	%(6)	7%	61%	50%	57%	67%
Portfolio Turnover of Investment Portfolio	19	%(6)	24%	35%	—	—	—
Portfolio Turnover of International Income Portfolio	16	%(6)	14%	2%	—	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	19	%(6)	38%	2%	—	—	—
Portfolio Turnover of Boston Income Portfolio	28	%(6)	54%	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

11

Eaton Vance Strategic Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Net asset value — Beginning of period	$6.570		$7.600	$7.470	$7.480	$7.610		$7.670

Income (loss) from operations

Net investment income(1)	$0.150		$0.325	$0.356	$0.320	$0.222		$0.219
Net realized and unrealized gain (loss)	0.183		(0.885)	0.217	0.153	0.150		0.260

Total income (loss) from operations	$0.333		$(0.560)	$0.573	$0.473	$0.372		$0.479

Less distributions

From net investment income	$(0.173)		$(0.457)	$(0.443)	$(0.477)	$(0.502)		$(0.539)
Tax return of capital	—		(0.013)	—	(0.006)	—		—

Total distributions	$(0.173)		$(0.470)	$(0.443)	$(0.483)	$(0.502)		$(0.539)

Net asset value — End of period	$6.730		$6.570	$7.600	$7.470	$7.480		$7.610

Total Return(2)	5.20	%(7)	(7.85)%	7.91%	6.50%	5.21	%(3)	6.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$445,558		$399,865	$311,317	$225,985	$148,541		$103,355
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.82	%(6)	1.79%	1.78%	1.74%	1.77%		1.81%
Net investment income	4.69	%(6)	4.43%	4.74%	4.29%	2.91%		2.89%
Portfolio Turnover of the Fund	28	%(7)	13%	—	—	—		—
Portfolio Turnover of Global Macro Portfolio	18	%(7)	26%	45%	41%	59%		55%
Portfolio Turnover of High Income Opportunities Portfolio	32	%(7)	48%	81%	62%	62%		80%
Portfolio Turnover of Floating Rate Portfolio	12	%(7)	7%	61%	50%	57%		67%
Portfolio Turnover of Investment Portfolio	19	%(7)	24%	35%	—	—		—
Portfolio Turnover of International Income Portfolio	16	%(7)	14%	2%	—	—		—
Portfolio Turnover of Emerging Markets Local Income Portfolio	19	%(7)	38%	2%	—	—		—
Portfolio Turnover of Boston Income Portfolio	28	%(7)	54%	—	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

12

Eaton Vance Strategic Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	April 30, 2009
	(Unaudited)(1)

Net asset value — Beginning of period	$6.870

Income (loss) from operations

Net investment income(2)	$0.004
Net realized and unrealized gain	0.280

Total income from operations	$0.284

Less distributions

From net investment income	$(0.034)

Total distributions	$(0.034)

Net asset value — End of period	$7.120

Total Return(3)	4.13	%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$67
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.83	%(6)
Net investment income	0.65	%(6)
Portfolio Turnover of the Fund	28	%(7)
Portfolio Turnover of Global Macro Portfolio	18	%(7)
Portfolio Turnover of High Income Opportunities Portfolio	32	%(7)
Portfolio Turnover of Floating Rate Portfolio	12	%(7)
Portfolio Turnover of Investment Portfolio	19	%(7)
Portfolio Turnover of International Income Portfolio	16	%(7)
Portfolio Turnover of Emerging Markets Local Income Portfolio	19	%(7)
Portfolio Turnover of Boston Income Portfolio	28	%(7)

(1)	For the period from the start of business, April 3, 2009, to April 30, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

13

Eaton Vance Strategic Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Global Macro Portfolio, Emerging Markets Local Income Portfolio, International Income Portfolio, High Income Opportunities Portfolio, Investment Portfolio and Floating Rate Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Global Macro Portfolio, Emerging Markets Local Income Portfolio, International Income Portfolio, High Income Opportunities Portfolio, Investment Portfolio and Floating Rate Portfolio (2.9%, 78.0%, 86.7%, 78.1%, 14.7%, 8.8% and 15.7%, respectively, at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows: Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued based on broker quotations, when available and deemed reliable. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Interest rate swaps are normally valued

14

Eaton Vance Strategic Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

using valuations provided by pricing vendors. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Portfolio, Emerging Markets Local Income Portfolio, Investment Portfolio and International Income Portfolio are as follows: Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated which typically are valued by a pricing service or dealer quotes) are valued at amortized cost.

An additional investment policy valuation for Boston Income Portfolio, Floating Rate Portfolio and High Income Opportunities Portfolio is as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senor Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

The Portfolios may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of EVM. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to

15

Eaton Vance Strategic Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $50,616,244 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($9,854,300), October 31, 2010 ($14,208,464), October 31, 2011 ($1,234,272), October 31, 2012 ($2,342,991), October 31, 2014 ($1,560,737), October 31, 2015 ($227,470) and October 31, 2016 ($21,188,010).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward

16

Eaton Vance Strategic Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Dividends to shareholders are recorded on the ex-dividend date.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On net assets of $500 million and over that are invested in Investable Assets, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fee. The Portfolios have engaged BMR to render investment advisory services. For the six months ended April 30, 2009, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $3,605,773 and the adviser fees paid by the Fund on Investable Assets amounted to $412,128. For the six months ended April 30, 2009, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.60% (annualized) of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $28,116 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $77,093 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its

17

Eaton Vance Strategic Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $1,008,967 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $532,826 and $1,484,768 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $43,084,000 and $36,776,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $177,609 and $494,923 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $28,000, $252,000 and $114,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$38,795,875	$—
Emerging Markets Local Income Portfolio	3,443,843	306,199
Floating Rate Portfolio	122,497,566	10,610,656
Global Macro Portfolio	54,516,413	106,011,037
High Income Opportunities Portfolio	45,868,224	220,203
International Income Portfolio	4,790,100	145,552
Investment Portfolio	1,186,935	8,559,553

7   Purchases and Sales of Investments

Purchases and sales of investments of the Fund, other than short-term obligations and including maturities and paydowns, for the six months ended April 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$10,728,219
U.S. Government and Agency Securities	27,834,188

$38,562,407

Sales

Investments (non-U.S. Government)	$—
U.S. Government and Agency Securities	33,544,645

$33,544,645

18

Eaton Vance Strategic Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,679,106,998

Gross unrealized appreciation	$4,338,818
Gross unrealized depreciation	(107,731,988)

Net unrealized depreciation	$(103,393,170)

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Appreciation

5/12/09	Euro 22,070,000	United States Dollar 29,238,777	$38,659

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

6/09	200 U.S. 30 Year Treasury Bond	Long	$25,547,576	$24,512,500	$(1,035,076)
6/09	200 U.S. 5 Year Treasury Note	Long	$23,411,638	$23,428,125	16,487
6/09	100 U.S. 2 Year Treasury Note	Long	$21,701,912	$21,754,688	52,776

					$(965,813)

At April 30, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

10   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	48,583,693	62,028,040
Issued to shareholders electing to receive payments of distributions in Fund shares	2,636,946	4,696,883
Redemptions	(22,605,043)	(33,427,139)
Exchange from Class B shares	793,054	1,631,070

Net increase	29,408,650	34,928,854

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	2,211,915	5,749,789
Issued to shareholders electing to receive payments of distributions in Fund shares	298,626	730,153
Redemptions	(2,901,141)	(5,589,037)
Exchange to Class A shares	(837,798)	(1,722,733)

Net decrease	(1,228,398)	(831,828)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	14,348,453	36,506,856
Issued to shareholders electing to receive payments of distributions in Fund shares	981,111	1,992,657
Redemptions	(10,005,248)	(18,637,235)

Net increase	5,324,316	19,862,278

	Period Ended
	April 30, 2009(1)
Class I	(Unaudited)

Sales	9,380
Issued to shareholders electing to receive payments of distributions in Fund shares	1

Net increase	9,381

(1)	Class I commenced operations on April 3, 2009.

11   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as

19

Eaton Vance Strategic Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments

Level 1	Quoted Prices	$1,436,842,946	$(965,813)
Level 2	Other Significant Observable Inputs	138,870,882	38,659
Level 3	Significant Unobservable Inputs	—

Total		$1,575,713,828	$(927,154)

*	Other financial instruments are futures and forward currency contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

12   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

20

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

21

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Boston Income Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Investment Grade Income Portfolio and Investment Portfolio (the “Underlying Funds”), the portfolios in which the Eaton Vance Strategic Income Fund (the “Fund”) invests, each with Boston Management and Research (“BMR”), as well as the investment advisory agreement between the Fund and Eaton Vance Management (“EVM”), including the fee structure of each agreement, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. EVM, with respect to the Fund, and BMR, with respect to the Underlying Funds, are each referred to herein as the “Adviser.” The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreements for the Fund and the Underlying Funds.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Underlying Funds, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and to the Underlying Funds by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Underlying Funds, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Underlying Funds. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each of the Underlying Funds by senior management. In approving the advisory agreements, the Board noted that EVM would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, for investing in other securities, but would not receive a separate fee from the Fund for the rebalancing.

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of EVM and relevant affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

22

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by BMR and EVM, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the Underlying Funds. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund, directly or indirectly through its pro rata share of the expenses of the Underlying Funds (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests indirectly, the advisory fee would approximate the total fees to be paid on the expected allocation among the Underlying Fund(s).

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by EVM and BMR, the Board concluded that the management fees charged to the Fund for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and EVM, and the relevant affiliates thereof, in providing investment advisory and administrative services to the Funds, the Underlying Funds and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by EVM or BMR and relevant affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Underlying Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by EVM and BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which EVM and BMR and relevant affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that EVM and BMR and relevant affiliates and the Fund can be expected to share such benefits equitably.

23

Eaton Vance Strategic Income Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

24

Investment Adviser and Administrator of
Eaton Vance Strategic Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Strategic Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

028-6/09	SISRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Global Macro Fund as of April 30, 2009
INVESTMENT UPDATE
Mark S. Venezia, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	During the six-month period ending April 30, 2009, the global economy continued to deteriorate, and many financial markets remained impaired, although most credit markets began to show tentative signs of stabilization. Currency markets were volatile during the period; the U.S. dollar was mixed against major and emerging market currencies. In both the U.S. and other developed sovereign bond markets, yields declined during the period.

•	The six-month period was marked by non-traditional monetary easing measures under the U.S. Federal Reserve (the Fed), Bank of Japan, Bank of England, the Swiss National Bank, and the European Central Bank (ECB). Initially, the major sovereign bond markets reacted positively to the monetary easing as well as the strong demand for the perceived safety of government securities. However, sovereign yields eventually began to rise as the markets anticipated the dramatic increase in sovereign bond issuance that will be needed to pay for the fiscal stimulus plans of countries around the world. In addition, with some investors beginning to anticipate the inflationary impacts of the significant monetary easing, fears of a prolonged worldwide deflation are subsiding.

•	Similar to the G-10 markets, many of the emerging market countries’ central banks also cut interest rates in response to the global economic conditions. Yields on most local sovereign emerging market bonds fell during the six-month period. In addition to the rate cuts, recent policy actions from the International Monetary Fund (IMF) also contributed to the strong performance of emerging market bonds. The IMF recently instituted a Flexible Credit Line (FCL) program that will make it easier for certain emerging market countries to borrow in times of stress.
Management Discussion
•	The Fund[1] seeks to provide total return through exposure to currencies and foreign and domestic interest rates and issuers. The Fund invests in fixed-income securities and derivatives instruments to gain exposure to foreign currencies and foreign and domestic issuers, interest rates and credit markets. Foreign exposures include both developed and emerging markets.
John R. Baur
Co-Portfolio Manager
Michael A. Cirami, CFA
Co-Portfolio Manager
•	During the six months ending April 30, 2009, the Fund’s positive returns were driven by the returns of seasoned U.S. government agency mortgage-backed securities (seasoned MBS), which were somewhat offset by losses in the Fund’s positions in emerging market countries. Nevertheless, the Fund outperformed its primary benchmark — the Merrill Lynch 3-Month U.S. Treasury Bill Index[2] (the Index) — during the six-month period.

•	The Fund’s MBS holdings were the primariy contributor to its outperformance of the Index during the period. Similar to other U.S. credit markets, yield spreads over U.S. Treasuries for seasoned MBS narrowed considerably in the first four months of 2009, approximately 75 basis points. MBS yield spreads benefited from the Fed’s purchases of MBS in the secondary market — designed to sustain lower mortgage rates and support the housing market — which began in January 2009. MBS returns were also boosted by falling U.S. Treasury yields amidst a global flight to quality.

Eaton Vance Global Macro Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	3.93%
Class I3	4.09
Merrill Lynch 3-Month U.S. Treasury Bill Index[2]	0.18
Lipper Global Income Funds Average[2]	5.79
Please refer to page 3 for additional performance information.

[1]	The Fund currently invests in a separately registered investment company, Global Macro Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to investors at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the return would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Global Macro Fund as of April 30, 2009
INVESTMENT UPDATE
•	Outside of the U.S., while there were certain countries that contributed significantly to the positive return of the Fund, the overall foreign investment performance was slightly negative. Regions that detracted from the Fund’s performance included Africa, Eastern Europe, and, to a lesser extent, Asia. In Africa, a short position in the South African rand was the main driver of performance. While politics are likely to be a negative for South Africa’s economy in the medium to long term, a rally in commodity prices, and gold in particular, caused the currency to appreciate during the period. In Eastern and Central Europe, the Fund benefited from positions in smaller emerging market countries such as The Republic of Georgia, Kazakhstan and Macedonia. Gains in these positions were more than offset by losses in a long position in the Polish zloty. The Polish zloty, which was the Fund’s largest currency position in the region, was negatively affected by association with other countries in the region whose financial systems have been more affected by the global financial crisis than has Poland’s.

•	In Asia, gains in long positions in Indonesian sovereign debt were more than offset by short positions in Japanese government bond futures, the Philippine peso and Philippine sovereign credit derivatives. Indonesia was a standout in Southeast Asia, demonstrating political stability against a backdrop of political unrest in Malaysia and Thailand. Indonesia’s commodity-based economy was also less affected by the global financial crisis and contraction in the U.S. than were the more manufacturing-oriented economies in the rest of Asia.

•	Latin America, as a region, contributed positively to the performance of the Fund’s foreign investments. Brazil was the primary positive contributor to performance. Brazil’s currency, the real, depreciated sharply following Lehman Brothers’ default in September, but it appreciated over the period as the economy remained relatively stable and the country’s financial system was not significantly affected by the global financial crisis. Losses in Mexico detracted from the Fund’s performance.

•	Effective July 1, 2009, the Fund’s name will be changed to Global Macro Absolute Return Fund.
Portfolio Composition
Securities Holdings (excludes derivatives)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 4/30/09. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures, please refer to the Currency Positions table.
Currency Positions2
By total net assets

Poland	3.1%
Turkey	1.8
Norway	1.8
Iceland	1.3
Brazil	1.2
United Kingdom	1.1
South Korea	1.0
Colombia	0.7
Uruguay	0.6
Ghana	0.6
Chile	0.5
United Arab Emirates	0.4
Costa Rica	0.2
Hong Kong	0.2
Mexico	-0.1
Croatia	-0.3
Philippines	-0.9
Israel	-0.9
Singapore	-0.9
Czech Republic	-1.0
Thailand	-1.5
Malaysia	-1.5
Japan	-2.3
Euro	-2.6
Taiwan	-3.0
South Africa	-3.0

[2]	Currency Positions reflect the Portfolio’s investments as of 4/30/09. Currency exposures include all foreign exchange denominated assets and all currency derivatives. Foreign Long Derivatives are 64.6%. Other Foreign Short Derivatives are 23.8%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Global Macro Fund as of April 30, 2009
FUND PERFORMANCE

Fund Performance[1]	Class A	Class I
Share Class Symbols	EAGMX	EIGMX

Average Annual Total Returns (at net asset value)

Six Months	3.93%	4.09%
One Year	2.32	2.62
Life of Fund†	5.98	6.18

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-1.00%	4.09%
One Year	-2.50	2.62
Life of Fund†	3.21	6.18

†	Inception Dates – Class A: 6/27/07; Class I: 6/27/07.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. Class I shares are offered to investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class I

Gross Expense Ratio	1.43%	1.13%
Net Expense Ratio	1.20	0.90

[2]	Source: Prospectus dated 3/01/09. The Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the return would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Global Macro Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Macro Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,039.30	$5.76**
Class I	$1,000.00	$1,040.90	$4.25**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.71**
Class I	$1,000.00	$1,020.60	$4.21**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% for Class A shares and 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Global Macro Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Global Macro Portfolio, at value (identified cost, $86,322,494)	$87,581,562
Receivable for Fund shares sold	1,062,519
Receivable from the administrator	19,997

Total assets	$88,664,078

Liabilities

Payable for Fund shares redeemed	$129,075
Dividends payable	69,980
Payable to affiliate for distribution and service fees	12,113
Payable to affiliate for Trustees’ fees	42
Accrued expenses	24,743

Total liabilities	$235,953

Net Assets	$88,428,125

Sources of Net Assets

Paid-in capital	$90,130,132
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(2,190,977)
Accumulated distributions in excess of net investment income	(770,098)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,259,068

Total	$88,428,125

Class A Shares

Net Assets	$53,122,499
Shares Outstanding	5,352,352
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.93
Maximum Offering Price Per Share
(100 ÷ 95.25 of $9.93)	$10.43

Class I Shares

Net Assets	$35,305,626
Shares Outstanding	3,562,668
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.91

On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $12,126)	$1,965,924
Dividends allocated from Portfolio	13,245
Expenses allocated from Portfolio	(222,944)

Net investment income from Portfolio	$1,756,225

Expenses

Trustees’ fees and expenses	$37
Distribution and service fees
Class A	65,252
Transfer and dividend disbursing agent fees	45,261
Printing and postage	27,577
Custodian fee	22,287
Legal and accounting services	15,916
Registration fees	14,222
Miscellaneous	4,090

Total expenses	$194,642

Deduct —
Allocation of expenses to the administrator	$69,649

Total expense reductions	$69,649

Net expenses	$124,993

Net investment income	$1,631,232

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(1,018,531)
Financial futures contracts	(218,584)
Swap contracts	(173,669)
Foreign currency and forward foreign currency exchange contract transactions	(776,123)

Net realized loss	$(2,186,907)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$4,877,261
Financial futures contracts	54,730
Written options	3,945
Swap contracts	(424,467)
Foreign currency and forward foreign currency exchange contracts	(1,193,649)

Net change in unrealized appreciation (depreciation)	$3,317,820

Net realized and unrealized gain	$1,130,913

Net increase in net assets from operations	$2,762,145

See notes to financial statements

5

Eaton Vance Global Macro Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$1,631,232	$955,955
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(2,186,907)	(111,668)
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	3,317,820	(2,059,035)

Net increase (decrease) in net assets from operations	$2,762,145	$(1,214,748)

Distributions to shareholders —
From net investment income
Class A	$(1,284,612)	$(803,464)
Class I	(681,603)	(224,233)
From net realized gain
Class A	(34,864)	(142,661)
Class I	(17,362)	(60,966)

Total distributions to shareholders	$(2,018,441)	$(1,231,324)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$21,853,755	$42,583,546
Class I	19,711,455	17,174,634
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,142,911	879,628
Class I	519,705	218,239
Cost of shares redeemed
Class A	(8,492,514)	(3,496,420)
Class I	(1,519,008)	(481,015)

Net increase in net assets from Fund share transactions	$33,216,304	$56,878,612

Net increase in net assets	$33,960,008	$54,432,540

Net Assets

At beginning of period	$54,468,117	$35,577

At end of period	$88,428,125	$54,468,117

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(770,098)	$(435,115)

See notes to financial statements

6

Eaton Vance Global Macro Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended
	April 30, 2009		Year Ended	Period Ended
	(Unaudited)		October 31, 2008	October 31, 2007(1)

Net asset value — Beginning of period	$9.830		$10.220	$10.000

Income (loss) from operations

Net investment income(2)	$0.233		$0.499	$0.123
Net realized and unrealized gain (loss)	0.158		(0.247)	0.201

Total income from operations	$0.391		$0.252	$0.324

Less distributions

From net investment income	$(0.283)		$(0.605)	$(0.225)
From net realized gain	(0.008)		(0.037)	—

Total distributions	$(0.291)		$(0.642)	$(0.225)

Capital contribution from administrator(2)	$—		$—	$0.121

Net asset value — End of period	$9.930		$9.830	$10.220

Total Return(3)	3.93	%(9)	2.49%	4.50	%(4)(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53,122		$38,178	$25
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)(7)	1.14	%(8)	1.10%	1.05	%(8)
Net investment income	4.77	%(8)	4.90%	3.55	%(8)
Portfolio Turnover of the Portfolio	18	%(9)	26%	45	%(9)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.21%, 0.33% and 673.39% of average daily net assets for the six months ended April 30, 2009, the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance Global Macro Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended
	April 30, 2009		Year Ended	Period Ended
	(Unaudited)		October 31, 2008	October 31, 2007(1)

Net asset value — Beginning of period	$9.820		$10.210	$10.000

Income (loss) from operations

Net investment income(2)	$0.248		$0.464	$0.146
Net realized and unrealized gain (loss)	0.147		(0.181)	0.243

Total income from operations	$0.395		$0.283	$0.389

Less distributions

From net investment income	$(0.297)		$(0.636)	$(0.235)
From net realized gain	(0.008)		(0.037)	—

Total distributions	$(0.305)		$(0.673)	$(0.235)

Capital contributions from administrator(2)	$—		$—	$0.056

Net asset value — End of period	$9.910		$9.820	$10.210

Total Return(3)	4.09	%(9)	2.69%	4.50	%(4)(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$35,306		$16,291	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)(7)	0.84	%(8)	0.80%	0.75	%(8)
Net investment income	5.08	%(8)	4.59%	4.15	%(8)
Portfolio Turnover of the Portfolio	18	%(9)	26%	45	%(9)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.21%, 0.33% and 673.39% of average daily net assets for the six months ended April 30, 2009, the year ended October 31, 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

8

Eaton Vance Global Macro Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Global Macro Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (10.4% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

9

Eaton Vance Global Macro Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On net assets of $500 million and over that are invested in Investable Assets, the annual fee is reduced. For the six months ended April 30, 2009, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator to the Fund, but receives no compensation. Effective March 1, 2009, EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.20% and 0.90% annually of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2010. Prior to March 1, 2009, EVM had agreed to reduce the Fund’s operating expenses to the extent that they exceeded 1.10% and 0.80% annually of the Fund’s average daily net assets for Class A and Class I, respectively. Pursuant to this agreement, EVM was allocated $69,649 of the Fund’s operating expenses for the six months ended April 30, 2009.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $3,143 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,824 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $65,252 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $50 of CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $40,874,513 and $10,470,972, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

10

Eaton Vance Global Macro Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	2,214,683	4,139,596
Issued to shareholders electing to receive payments of distributions in Fund shares	115,774	86,745
Redemptions	(861,471)	(345,456)

Net increase	1,468,986	3,880,885

	Six Months Ended
	April 30, 2009	Year Ended
Class I	(Unaudited)	October 31, 2008

Sales	2,004,846	1,684,471
Issued to shareholders electing to receive payments of distributions in Fund shares	52,703	21,726
Redemptions	(154,414)	(47,664)

Net increase	1,903,135	1,658,533

8   Recently Issued Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

11

Global Macro Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 11.9%

		Principal
Security		Amount	U.S. $ Value

Brazil — 0.6%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	11,265,655	$4,903,164

Total Brazil (identified cost $5,588,191)			$4,903,164

Colombia — 0.5%

Republic of Colombia, 7.375%, 3/18/19	USD	3,800,000	$4,013,180

Total Colombia (identified cost $3,799,619)			$4,013,180

Costa Rica — 0.2%

Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	2,202,449,107	$1,764,711
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	258,046,733	218,616

Total Costa Rica (identified cost $2,567,176)			$1,983,327

Georgia — 2.3%

Bank of Georgia, 9.00%, 2/8/12	USD	1,580,000	$869,000
Republic of Georgia, 7.50%, 4/15/13	USD	24,974,000	18,967,753

Total Georgia (identified cost $20,010,226)			$19,836,753

Ghana — 0.6%

Ghana Government Bond, 13.00%, 8/2/10(4)	GHS	600,000	$377,402
Ghana Government Bond, 13.50%, 3/30/10(4)	GHS	980,000	634,114
Ghana Government Bond, 13.67%, 6/11/12(4)	GHS	4,300,000	2,478,178
Ghana Government Bond, 13.69%, 3/15/10(4)	GHS	1,900,000	1,234,155

Total Ghana (identified cost $8,307,916)			$4,723,849

Iceland — 0.2%

Republic of Iceland, 7.00%, 3/17/10	ISK	350,402,000	$2,017,396

Total Iceland (identified cost $2,047,933)			$2,017,396

Indonesia — 1.3%

Republic of Indonesia, 6.875%, 1/17/18	USD	2,300,000	$2,075,750
Republic of Indonesia, 11.625%, 3/4/19	USD	7,440,000	8,928,000

Total Indonesia (identified cost $9,379,459)			$11,003,750

Ivory Coast — 0.1%

Ivory Coast, 4.00%, 3/31/28(10)	USD	2,296,000	$860,470

Total Ivory Coast (identified cost $825,746)			$860,470

Macedonia — 0.8%

Republic of Macedonia, 4.625%, 12/8/15	EUR	6,594,000	$6,799,717

Total Macedonia (identified cost $5,483,224)			$6,799,717

Peru — 0.3%

Republic of Peru, 7.125%, 3/30/19	USD	2,240,000	$2,430,400

Total Peru (identified cost $2,228,869)			$2,430,400

Republic of Korea — 0.5%

Republic of Korea, 7.125%, 4/16/19	USD	3,770,000	$3,864,438

Total Republic of Korea
(identified cost $3,734,363)			$3,864,438

Turkey — 3.5%

Turkey Government Bond, 10.00%, 2/15/12(5)	TRY	19,968,269	$12,591,957
Turkey Government Bond, 12.00%, 8/14/13(6)	TRY	25,545,654	17,202,689

Total Turkey (identified cost $26,382,701)			$29,794,646

United Arab Emirates — 0.4%

Emirate of Abu Dhabi, 6.75%, 4/8/19	USD	3,000,000	$3,057,318

Total United Arab Emirates
(identified cost $2,977,362)			$3,057,318

Uruguay — 0.6%

Republic of Uruguay, 5.00%, 9/14/18(7)	UYU	163,936,340	$5,078,979

Total Uruguay (identified cost $6,899,746)			$5,078,979

Total Foreign Government Bonds (identified cost $100,232,531)			$100,367,387

See notes to financial statements

12

Global Macro Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Foreign Corporate Bonds and Notes — 0.9%

		Principal
Security		Amount	U.S. $ Value

Chile — 0.4%

JP Morgan Chilean Inflation Linked Note, 7.433%, 11/17/15(8)	USD	3,511,743	$3,572,676

Total Chile (identified cost $3,000,000)			$3,572,676

Indonesia — 0.0%

APP Finance VI, 0.00%, 11/18/12(9)(10)	USD	4,000,000	$20,000
APP Finance VII, 3.50%, 4/30/24(9)(10)	USD	2,000,000	10,000

Total Indonesia (identified cost $2,910,368)			$30,000

Kazakhstan — 0.5%

Kazkommerts International, 7.875%, 4/7/14	USD	7,500,000	$4,312,500

Total Kazakhstan (identified cost $6,127,113)			$4,312,500

Total Foreign Corporate Bonds and Notes (identified cost $12,037,481)			$7,915,176

Debt Obligations-United States — 81.4%

		Principal
Security		Amount	U.S. $ Value

Corporate Bonds and Notes — 0.2%

Eaton Corp., 8.875%, 6/15/19		500,000	$569,210
Ingersoll-Rand Co., 6.48%, 6/1/25		1,050,000	823,987

Total Corporate Bonds and Notes (identified cost $1,528,971)			$1,393,197

Mortgage-Backed Securities — 81.0%

		Principal
Security		Amount	U.S. $ Value

Collateralized Mortgage Obligations — 10.8%

Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22		$475,179	$486,274
Series 1548, Class Z, 7.00%, 7/15/23		633,526	668,239
Series 1650, Class K, 6.50%, 1/15/24		4,056,612	4,341,294
Series 1817, Class Z, 6.50%, 2/15/26		537,240	568,888
Series 1927, Class ZA, 6.50%, 1/15/27		2,160,851	2,297,498
Series 2127, Class PG, 6.25%, 2/15/29		2,542,776	2,665,772

			$11,027,965

Federal National Mortgage Association:
Series 1992-180, Class F, 1.619%, 10/25/22(11)		$2,044,789	$2,045,517
Series 1993-16, Class Z, 7.50%, 2/25/23		2,022,568	2,219,017
Series 1993-79, Class PL, 7.00%, 6/25/23		1,589,186	1,729,903
Series 1993-104, Class ZB, 6.50%, 7/25/23		659,027	706,238
Series 1993-121, Class Z, 7.00%, 7/25/23		10,065,009	10,955,380
Series 1993-141, Class Z, 7.00%, 8/25/23		1,600,138	1,737,140
Series 1994-42, Class ZQ, 7.00%, 4/25/24		9,935,097	10,764,060
Series 1994-79, Class Z, 7.00%, 4/25/24		1,965,025	2,140,391
Series 1994-89, Class ZQ, 8.00%, 7/25/24		1,326,312	1,484,938
Series 1996-35, Class Z, 7.00%, 7/25/26		479,563	522,472
Series 1998-16, Class H, 7.00%, 4/18/28		1,437,371	1,566,479
Series 1999-25, Class Z, 6.00%, 6/25/29		4,513,807	4,753,041
Series 2000-2, Class ZE, 7.50%, 2/25/30		562,929	618,130
Series 2000-49, Class A, 8.00%, 3/18/27		1,649,411	1,843,139
Series 2001-37, Class GA, 8.00%, 7/25/16		199,139	213,299
Series G93-1, Class K, 6.675%, 1/25/23		2,268,776	2,423,479
Series G93-31, Class PN, 7.00%, 9/25/23		7,295,972	7,872,331
Series G93-41, Class ZQ, 7.00%, 12/25/23		14,414,037	15,619,364

			$69,214,318

Government National Mortgage Association:
Series 1996-22, Class Z, 7.00%, 10/16/26		$1,284,649	$1,388,264
Series 1999-42, Class Z, 8.00%, 11/16/29		3,269,468	3,631,836
Series 2001-35, Class K, 6.45%, 10/26/23		527,108	561,823
Series 2002-48, Class OC, 6.00%, 9/16/30		5,000,000	5,147,988

			$10,729,911

Total Collateralized Mortgage Obligations (identified cost $88,010,529)			$90,972,194

Commercial Mortgage-Backed Securities — 3.4%

CD, Series 2007-CD4, Class A4,
5.322%, 12/11/49		$3,330,000	$2,488,955
COMM, Series 2007-C9, Class A4,
6.01%, 12/10/49(12)		5,000,000	4,026,272
GCCFC, Series 2007-GG9, Class A4,
5.444%, 3/10/39		5,000,000	3,928,820
JPMCC, Series 2005-LDP5, Class AM,
5.386%, 12/15/44(12)		9,960,000	5,867,804
JPMCC, Series 2007-LDPX, Class A3,
5.42%, 1/15/49		1,600,000	1,218,219
MLMT, Series 2006-C2, Class A2,
5.756%, 8/12/43		7,000,000	5,794,272

See notes to financial statements

13

Global Macro Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Security	Amount	U.S. $ Value

Commercial Mortgage-Backed Securities (continued)

WBCMT, Series 2005-C17, Class A4,
5.083%, 3/15/42	$6,000,000	$5,301,076

Total Commercial Mortgage-Backed Securities (identified cost $32,816,459)		$28,625,418

Mortgage Pass-Throughs — 66.8%

Federal Home Loan Mortgage Corp.:
3.759% with maturity at 2035(13)	$9,688,734	$9,798,856
4.426% with maturity at 2030(13)	2,794,772	2,876,869
5.00% with various maturities to 2019	12,271,316	12,807,873
5.416% with maturity at 2023(13)	906,158	927,051
5.50% with maturity at 2013	12,374,320	12,892,738
6.00% with various maturities to 2029(15)	9,891,677	10,468,499
6.50% with various maturities to 2024	5,645,335	6,039,142
7.00% with various maturities to 2035	14,923,587	16,316,739
7.31% with maturity at 2026	438,207	488,049
7.50% with various maturities to 2035	23,173,959	25,864,170
7.95% with maturity at 2022	650,388	731,529
8.00% with various maturities to 2030	3,485,422	3,930,246
8.15% with maturity at 2021	368,751	416,007
8.30% with maturity at 2021	262,747	288,793
8.47% with maturity at 2018	347,112	391,092
8.50% with various maturities to 2028	2,019,622	2,320,838
9.00% with various maturities to 2027	3,952,667	4,541,427
9.50% with various maturities to 2027	387,766	455,514
9.75% with various maturities to 2020	10,571	11,632
10.00% with various maturities to 2020	1,408,076	1,574,477
10.50% with maturity at 2021	643,045	735,027
11.00% with maturity at 2016	976,729	1,101,644
13.25% with maturity at 2013	1,187	1,276

		$114,979,488

Federal National Mortgage Association:
3.253% with maturity at 2022(13)	$3,733,326	$3,773,978
3.688% with maturity at 2035(13)	8,102,899	8,207,572
3.705% with various maturities to 2035(13)	36,335,962	36,805,652
3.855% with maturity at 2025(13)	2,241,048	2,275,114
3.971% with maturity at 2035(13)	21,541,156	22,168,176
4.007% with various maturities to 2033(13)	28,687,894	29,042,041
4.055% with maturity at 2024(13)	1,853,936	1,889,700
4.260% with maturity at 2028(13)	344,460	350,837
4.797% with maturity at 2035(13)	16,139,563	16,613,663
5.00% with various maturities to 2018(15)	31,982,591	33,405,790
5.062% with maturity at 2023(13)	203,243	207,908
5.50% with various maturities to 2018(15)	5,257,796	5,487,578
6.00% with maturity at 2030	6,174,296	6,491,710
6.321% with maturity at 2032(13)	6,712,102	6,909,270
6.50% with various maturities to 2030(15)	37,365,705	39,993,064
6.857% with maturity at 2025(13)	765,796	797,385
7.00% with various maturities to 2033	56,487,717	61,338,715
7.50% with various maturities to 2034	33,511,945	36,873,045
8.00% with various maturities to 2030	12,185,131	13,708,749
8.50% with various maturities to 2032	11,451,171	13,070,357
9.00% with maturity at 2010(12)	13,368	13,626
9.00% with various maturities to 2027	1,406,313	1,609,433
9.048% with maturity at 2028(12)	1,126,539	1,280,862
9.50% with various maturities to 2031	5,711,194	6,648,970
10.50% with maturity at 2029	697,573	813,348
11.00% with maturity at 2016	75,731	82,830
11.037% with maturity at 2027(12)	1,136,742	1,293,432
11.50% with maturity at 2031	820,002	988,926

		$352,141,731

Government National Mortgage Association:
4.125% with maturity at 2024(13)	$874,732	$893,385
6.50% with maturity at 2013	740,916	772,567
7.00% with various maturities to 2033	30,773,970	33,774,641
7.50% with various maturities to 2031	12,287,551	13,716,957
7.75% with maturity at 2019	41,908	46,775
8.00% with various maturities to 2034	34,194,271	38,398,138
8.30% with various maturities to 2020	230,931	256,892
8.50% with various maturities to 2021	2,315,037	2,586,534
9.00% with various maturities to 2025	722,705	828,437
9.50% with various maturities to 2026	2,350,954	2,767,814

		$94,042,140

Total Mortgage Pass-Throughs
(identified cost $544,389,538)		$561,163,359

Total Mortgage-Backed Securities (identified cost $665,216,526)		$680,760,971

U.S. Treasury Obligations — 0.2%

	Principal
Security	Amount	U.S. $ Value

United States Treasury Bond, 7.875%, 2/15/21(15)	$1,500,000	$2,092,970

Total U.S. Treasury Obligations (identified cost $1,775,695)		$2,092,970

Total Debt Obligations — United States (identified cost $668,521,192)		$684,247,138

See notes to financial statements

14

Global Macro Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Common Stocks — 0.2%

Security	Shares	U.S. $ Value

China — 0.2%

Business Services — 0.0%

APP China(14)	8,155	$326,200

		$326,200

Commercial Banks — 0.2%

Industrial and Commercial Bank of China	2,191,752	$1,246,848

		$1,246,848

Total China (identified cost $2,395,650)		$1,573,048

Total Common Stocks (identified cost $2,395,650)		$1,573,048

Investment Companies — 0.1%

Description	Shares	U.S. $ Value

BlackRock Global Floating Rate Income Trust	24	$231,869
First Trust/Four Corners Senior Floating Rate Income Fund II	15	141,000
ING Prime Rate Trust	30	117,300
Nuveen Senior Income Fund	30	119,320

Total Investment Companies (identified cost $603,236)		$609,489

Currency Options Purchased — 0.1%

	Principal
	Amount of
	Contracts		Strike	Expiration
Description	(000’s omitted)		Price	Date	U.S. $ Value

Euro Put Option	EUR	800	1.3745	5/13/09	$42,858
Japanese Yen Put Option	JPY	2,857,000	106.91	4/8/10	370,810
South Korean Won Call Option	KRW	7,324,000	915.5	6/2/09	11,279

Total Currency Options Purchased (identified cost $686,359)					$424,947

Short-Term Investments — 5.1%
Foreign Government Securities — 1.0%

		Principal
		Amount
Security		(000’s omitted)	U.S. $ Value

Iceland — 1.0%

Central Bank of Iceland, 12.75%, 6/24/09(11)	ISK	400,000	$2,355,725
Republic of Iceland, 0.00%, 5/15/09	ISK	175,200	1,026,384
Republic of Iceland, 0.00%, 6/15/09	ISK	105,970	615,343
Republic of Iceland, 8.50%, 6/12/09	ISK	715,127	4,186,451

Total Iceland (identified cost $8,529,416)			$8,183,903

Total Foreign Government Securities (identified cost $8,529,416)			$8,183,903

Repurchase Agreements — 0.6%

		Principal
		Amount
Description		(000’s omitted)	U.S. $ Value

Barclays Bank PLC Repurchase Agreement, dated 4/30/09, due 5/7/09, with a maturity value of $4,948,066 and an effective yield of 1.50%, collateralized by Republic of Turkey Government Bond with an interest rate of 7.00%, a maturity date of 9/26/16 and a market value of $5,045,556		$4,947	$4,946,623

Total Repurchase Agreements (identified cost $4,946,623)			$4,946,623

Other Securities — 3.5%

		Interest/
		Principal
		Amount
Description		(000’s omitted)	U.S. $ Value

Cash Management Portfolio, 0.13%(16)		$25,011	$25,010,640
State Street Bank and Trust Time Deposit, 0.01%, 5/1/09		4,930	4,930,000

Total Other Securities (identified cost $29,940,640)			$29,940,640

Total Short-Term Investments (identified cost $43,416,679)			$43,071,166

Total Investments — 99.7% (identified cost $827,893,128)			$838,208,351

See notes to financial statements

15

Global Macro Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Currency Options Written — (0.1)%

	Principal
	Amount of
	Contracts	Strike	Expiration
Description	(000’s omitted)	Price	Date	U.S. $ Value

Japanese Yen Call Option	JPY 4,078,000	76.3	4/8/10	$(485,445)

Total Currency Options Written (premiums received $522,711)				$(485,445)

Other Assets, Less Liabilities — 0.4%				$3,341,970

Net Assets — 100.0%				$841,064,876

BRL - Brazilian Real

CRC - Costa Rican Colon

EUR - Euro

GHS - Ghanaian Cedi

ISK - Icelandic Krona

JPY - Japanese Yen

KRW - South Korean Won

TRY - New Turkish Lira

USD - United States Dollar

UYU - Uruguayan Peso

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 6,281,000 and the current face is BRL 11,265,655.

(2)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 1,834,400,000 and the current face is CRC 2,202,449,107.

(3)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 204,500,000 and the current face is CRC 258,046,733.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI Ratio 5 Year Notes issued 01/07. The original face is TRY 16,735,000 and the current face is TRY 19,968,269.

(6)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI Ratio 5 Year Notes issued 08/08. The original face is TRY 24,647,000 and the current face is TRY 25,545,654.

(7)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Uruguayan inflation rate. The original face is UYU 135,030,000 and the current face is UYU 163,936,340.

(8)	Bond pays a 3.80% coupon on the face at the end of the payment period. Principal is adjusted based on changes in the Chilean UF (Unidad de Fomento) Rate. The original face is $3,000,000 and the current face is $3,511,743.

(9)	Convertible bond.

(10)	Defaulted security.

(11)	Floating-rate security.

(12)	Weighted average fixed-rate coupon that changes/updates monthly.

(13)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2009.

(14)	Non-income producing security.

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(16)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

16

Global Macro Portfolio as of April 30, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $802,882,488)	$813,197,711
Affiliated investment, at value (identified cost, $25,010,640)	25,010,640
Foreign currency, at value (identified cost, $309,304)	303,227
Dividends and interest receivable	5,976,541
Interest receivable from affiliated investment	2,480
Receivable for investments sold	402,215
Receivable for daily variation margin on open financial futures contracts	270,638
Receivable for open forward foreign currency exchange contracts	1,496,105
Receivable for closed forward foreign currency exchange contracts	1,049,031
Receivable for open swap contracts	12,691,214
Receivable for closed options	28,021

Total assets	$860,427,823

Liabilities

Written options outstanding, at value (premiums received $522,711)	$485,445
Payable for open swap contracts	14,881,776
Payable for open forward foreign currency exchange contracts	2,828,476
Payable for closed forward foreign currency exchange contracts	681,723
Payable to affiliate for investment adviser fee	397,857
Payable to affiliate for Trustees’ fees	2,908
Accrued expenses and other liabilities	84,762

Total liabilities	$19,362,947

Net Assets applicable to investors’ interest in Portfolio	$841,064,876

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$832,916,278
Net unrealized appreciation (computed on the basis of identified cost)	8,148,598

Total	$841,064,876

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest (net of foreign taxes, $168,527)	$22,527,171
Dividends	146,794
Interest income allocated from affiliated investment	220,861
Expenses allocated from affiliated investment	(105,045)

Total investment income	$22,789,781

Expenses

Investment adviser fee	$2,279,516
Trustees’ fees and expenses	18,229
Legal and accounting services	109,889
Custodian fee	78,891
Miscellaneous	7,521

Total expenses	$2,494,046

Deduct —
Reduction of custodian fee	$50

Total expense reductions	$50

Net expenses	$2,493,996

Net investment income	$20,295,785

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(16,631,993)
Financial futures contracts	(3,346,480)
Swap contracts	(2,213,166)
Foreign currency and forward foreign currency exchange contract transactions	(7,805,718)

Net realized loss	$(29,997,357)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$59,992,262
Financial futures contracts	272,700
Written options	37,266
Swap contracts	(2,164,520)
Foreign currency and forward foreign currency exchange contracts	(15,476,923)

Net change in unrealized appreciation (depreciation)	$42,660,785

Net realized and unrealized gain	$12,663,428

Net increase in net assets from operations	$32,959,213

See notes to financial statements

17

Global Macro Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Six Months Ended	Year Ended
in Net Assets	April 30, 2009	October 31, 2008

From operations —
Net investment income	$20,295,785	$44,056,245
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(29,997,357)	7,828,537
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	42,660,785	(36,495,770)

Net increase in net assets from operations	$32,959,213	$15,389,012

Capital transactions —
Contributions	$105,324,672	$275,977,287
Withdrawals	(142,239,911)	(134,738,001)

Net increase (decrease) in net assets from capital transactions	$(36,915,239)	$141,239,286

Net increase (decrease) in net assets	$(3,956,026)	$156,628,298

Net Assets

At beginning of period	$845,020,902	$688,392,604

At end of period	$841,064,876	$845,020,902

See notes to financial statements

18

Global Macro Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

			Year Ended October 31,
	Six Months Ended
	April 30, 2009		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.66	%(2)	0.63%	0.67%	0.66%	0.66%	0.68%
Net investment income	5.18	%(2)	5.25%	5.16%	4.49%	3.23%	3.10%
Portfolio Turnover	18	%(3)	26%	45%	41%	59%	55%

Total Return	4.18	%(3)	2.97%	10.34%	7.60%	6.48%	6.97%

Net assets, end of period (000’s omitted)	$841,065		$845,021	$688,393	$563,226	$410,680	$323,944

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

19

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Strategic Income Fund, Eaton Vance Global Macro Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 78.0%, 10.4% and 8.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued based on broker quotations, when available and deemed reliable. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Interest rate swaps are normally valued using valuations provided by pricing vendors. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash

20

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute

21

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to manage its credit risk,

22

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

R  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Portfolio’s repurchase agreements provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory

23

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million, 0.595% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $2,380,027 of which $100,511 was allocated from Cash Management and $2,279,516 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.61% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the six months ended April 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$70,961,391
U.S. Government and Agency Securities	79,192,732

$150,154,123

Sales

Investments (non-U.S. Government)	$34,483,228
U.S. Government and Agency Securities	99,370,433

$133,853,661

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$834,998,351

Gross unrealized appreciation	$28,164,579
Gross unrealized depreciation	(24,954,579)

Net unrealized appreciation	$3,210,000

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts, and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

5/11/09	Croatia Kuna 12,815,500	Euro 1,673,042	$(71,045)
5/14/09	Czech Republic Koruna 170,800,000	Euro 6,356,593	(33,968)
5/18/09	Euro 5,153,422	United States Dollar 6,790,304	(27,886)
5/22/09	Israeli Shekel 31,820,000	United States Dollar 7,486,354	(133,569)
6/01/09	Japanese Yen 790,500,000	United States Dollar 8,201,654	183,250
5/07/09	Malaysian Ringgit 13,350,000	United States Dollar 3,672,627	(77,076)
5/26/09	Malaysian Ringgit 31,014,000	United States Dollar 8,501,179	(203,397)
5/22/09	Philippine Peso 356,700,000	United States Dollar 7,321,278	(39,383)
5/29/09	Singapore Dollar 11,320,000	United States Dollar 7,540,634	(104,832)

24

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

5/07/09	South African Rand 89,185,094	United States Dollar 9,789,802	(738,101)
5/18/09	South African Rand 125,771,407	United States Dollar 14,642,460	(167,694)
5/26/09	Taiwan Dollar 297,240,000	United States Dollar 8,556,624	(485,265)
6/12/09	Taiwan Dollar 197,600,000	United States Dollar 5,748,700	(283,591)
6/30/09	Taiwan Dollar 328,236,000	United States Dollar 9,746,014	(291,205)
5/11/09	Thai Baht 220,560,000	United States Dollar 6,197,246	(51,958)
5/19/09	Thai Baht 213,240,000	United States Dollar 6,005,576	$(33,739)

			$(2,559,459)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

6/02/09	Brazilian Real 10,916,009	United States Dollar 4,908,940	$39,442
5/20/09	British Pound 5,570,000	Euro 6,290,700	(82,954)
5/19/09	Colombian Peso 13,574,303,631	United States Dollar 5,907,008	7,555
5/12/09	Euro 1,606,109	United States Dollar 2,127,805	(2,813)
5/07/09	New Turkish Lira 7,529,156	United States Dollar 4,512,530	185,270
5/18/09	Norwegian Krone 53,690,000	United States Dollar 7,952,660	220,782
5/27/09	Norwegian Krone 47,010,000	United States Dollar 7,038,584	115,232
5/07/09	Polish Zloty 7,092,375	Euro 1,601,928	993
5/12/09	Polish Zloty 79,215,625	Euro 17,648,574	325,972
6/01/09	South Korea Won 11,060,000,000	United States Dollar 8,210,229	417,609

			$1,227,088

At April 30, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $1,049,031 and a payable of $681,723.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

9/10	500 U.K. 3 Month Pound Sterling	Long	$89,023,708	$90,323,563	$1,299,855
6/09	210 Mexico Bolsa Index	Short	(2,740,400)	(3,359,148)	(618,748)
6/09	267 U.S. Treasury Bond	Short	(33,392,839)	(32,724,188)	668,651
6/09	127 U.S. 2 Year Treasury Note	Short	(27,572,446)	(27,628,453)	(56,007)
6/09	341 U.S. 5 Year Treasury Note	Short	(39,871,830)	(39,944,953)	(73,123)
6/09	128 U.S. 10 Year Treasury Note	Short	(15,735,598)	(15,480,000)	255,598

					$1,476,226

Descriptions of the underlying instruments to Futures Contracts:

•	Mexico Bolsa Index: Mexico Bolsa Index is a capitalization weighted index of the leading stocks traded on the Mexican Stock Exchange.

•	U.K. 3 Month Pound Sterling: Interest Rate Futures traded on LIFFE London.

Interest Rate Swaps

		Portfolio
		Pays/				Net
		Receives	Floating	Annual		Unrealized
	Notional	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	Amount	Rate	Index	Rate	Date	(Depreciation)

JPMorgan Chase Bank	BRL 10,533,705	Pay	Brazil Interbank Deposit Rate	12.73%	1/02/12	$309,449

JPMorgan Chase Bank	BRL 12,290,767	Pay	Brazil Interbank Deposit Rate	10.35	1/02/12	(336,015)

						$(26,566)

BRL - Brazilian Real

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$8,400	5.25%	11/20/09	1.38%	$409,045

Colombia	Credit Suisse First Boston	8,800	4.90	11/20/09	2.11	358,838

Iceland	Barclays Bank PLC	5,000	1.70	3/20/18	7.62	(1,535,943)

Iceland	Barclays Bank PLC	3,900	1.88	3/20/18	7.62	(1,160,561)

Iceland	Credit Suisse First Boston	5,000	1.70	3/20/18	7.62	(1,535,943)

Iceland	JPMorgan Chase Bank	3,300	1.70	3/20/18	7.62	(1,013,723)

Iceland	JPMorgan Chase Bank	6,600	1.75	3/20/18	7.62	(2,009,830)

25

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Sell Protection (continued)

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Iceland	JPMorgan Chase Bank	$4,000	1.90%	3/20/18	7.62%	$(1,186,047)

Iceland	JPMorgan Chase Bank	5,000	2.10	3/20/23	7.05	(1,592,772)

Iceland	JPMorgan Chase Bank	5,000	2.45	3/20/23	7.05	(1,477,363)

Kazakhstan	Barclays Bank PLC	7,600	9.75	11/20/09	5.94	613,938

Kazakhstan	Citigroup Global Markets	7,600	8.00	10/20/09	5.94	145,278

Peru	Citigroup Global Markets	7,400	2.00	9/20/11	2.26	(27,595)

Peru	Citigroup Global Markets	3,800	2.90	10/20/13	2.73	29,434

						$(9,983,244)

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$8,800	0.44%	12/20/13	$294,513

Austria	Barclays Bank PLC	3,700	1.42	3/20/14	(36,267)

Egypt	Barclays Bank PLC	6,000	0.75	1/20/11	265,239

Greece	Credit Suisse First Boston	20,000	0.195	6/20/20	2,345,134

Greece	Goldman Sachs, Inc.	35,000	0.29	6/20/15	2,453,756

Greece	JPMorgan Chase Bank	20,000	0.126	9/20/17	2,016,547

Italy	Credit Suisse First Boston	18,200	0.20	12/20/16	1,071,661

Kazakhstan	Barclays Bank PLC	7,500	2.43	9/20/13	1,072,445

Malaysia	Barclays Bank PLC	7,400	2.40	3/20/14	(255,606)

Malaysia	Citigroup Global Markets	7,300	2.45	3/20/14	(268,762)

Philippines	Citigroup Global Markets	5,000	1.88	6/20/11	80,440

Philippines	Credit Suisse First Boston	5,000	1.88	6/20/11	80,440

Philippines	JPMorgan Chase Bank	5,000	1.88	6/20/11	80,440

Serbia	HSBC Bank USA	7,000	1.30	5/20/11	411,051

Turkey	Barclays Bank PLC	4,170	2.12	1/20/13	87,548

Turkey	Credit Suisse First Boston	5,000	2.87	7/20/11	(58,305)

Turkey	Credit Suisse First Boston	4,120	2.11	1/20/13	88,019

Turkey	JPMorgan Chase Bank	10,000	3.16	4/20/10	(76,080)

Turkey	JPMorgan Chase Bank	12,610	2.12	1/20/13	264,746

Turkey	Morgan Stanley	5,000	4.05	4/6/14	(244,556)

					$9,672,403

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $81,400,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

Total Return Swaps

					Net
					Unrealized
	Notional	Expiration		Portfolio	Appreciation
Counterparty	Amount	Date	Portfolio Pays	Receives	(Depreciation)

JPMorgan Chase Bank	$1,768,122	7/23/09	1-month USD-LIBOR-BBA+50bp	Total Return on JPMorgan Abu Dhabi Index	$(129,245)

Merrill Lynch Capital Services	1,394,800	12/03/09	1-month USD-LIBOR-BBA+100bp	Total Return on Merrill Lynch Abu Dhabi Index	213,253

					$84,008

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate				Net
	(Currency	(Currency	Floating	Fixed	Termination	Unrealized
Counterparty	Received)	Delivered)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 4,000,080	USD 2,475,297	3 Month USD-LIBOR-BBA	11.95%	2/15/12	$(131,007)

Citigroup Global Markets	TRY 8,441,367	USD 5,091,295	3 Month USD-LIBOR-BBA	12.10%	2/15/12	(422,097)

Citigroup Global Markets	TRY 12,366,779	USD 7,361,178	3 Month USD-LIBOR-BBA	12.46%	8/14/13	(860,972)

Credit Suisse First Boston	TRY 6,789,837	USD 3,922,494	3 Month USD-LIBOR-BBA	12.45%	2/15/12	(523,087)

						$(1,937,163)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

26

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Written call options activity for the six months ended April 30, 2009 was as follows:

	Principal Amount of
	Contracts	Premiums
	(000’s Omitted)	Received

Outstanding, beginning of period	—	$—
Options written	JPY 4,078,000	522,711

Outstanding, end of period	JPY 4,078,000	$522,711

JPY - Japanese Yen

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8    Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$25,620,129	$1,476,226
Level 2	Other Significant Observable Inputs	807,864,373	(4,008,378)
Level 3	Significant Unobservable Inputs	4,723,849	—

Total		$838,208,351	$(2,532,152)

*	Other financial instruments are futures, forwards and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument and written options.

27

Global Macro Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$10,811,904
Realized gains (losses)	(783,393)
Change in net unrealized appreciation (depreciation)*	(774,258)
Net purchases (sales)	(4,527,032)
Accrued discount (premium)	(3,372)
Net transfers to (from) Level 3	—

Balance as of April 30, 2009	$4,723,849

Change in net unrealized appreciation (depreciation) on investments still held as of April, 30, 2009*	$(1,001,519)

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

28

Global Macro Portfolio as of April 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Global Macro Portfolio:
We have audited the accompanying statement of assets and liabilities of Global Macro Portfolio (the “Portfolio”), including the portfolio of investments, as of April 30, 2009, the related statement of operations for the six month period then ended, the statements of changes in net assets for the six month period then ended and the year ended October 31, 2008, and the supplementary data for the six month period then ended and each of the two years in the period ended October 31, 2008. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the years ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio as of April 30, 2009, the results of its operations for the six month period then ended, the changes in its net assets for the six month period then ended and the year ended October 31, 2008, and the supplementary data for the six month period then ended and each of the two years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 16, 2009

29

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

30

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Global Macro Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreement for Global Macro Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. The Board specifically noted EVM’s and BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management. The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

31

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

32

Eaton Vance Global Macro Fund

OFFICERS AND TRUSTEES

Eaton Vance Global Macro Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

33

Eaton Vance Global Macro Fund

OFFICERS AND TRUSTEES CONT’D

Global Macro Portfolio

Officers
Mark S. Venezia
President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Susan Schiff
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Global Macro Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Global Macro Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Macro Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3041-6/09	GMSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Aamer Khan, CFA
Co-Portfolio Manager
Thomas H. Luster, CFA
Co-Portfolio Manager
Judith A. Saryan, CFA
Co-Portfolio Manager
•	U.S. stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000. Much of the momentum was spurred by the Obama administration’s efforts to help banks eliminate illiquid assets and revive credit. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/ May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.

•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.

•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	During the six months ended April 30, 2009, the Fund outperformed the Russell 1000 Value Index (the Index).[1] Among the common stock holdings, the most significant contributions to performance came from stocks in the financials, health care and energy sectors. In financials, the Fund was underweighted in several industries that performed poorly, thus benefiting relative performance. Similarly, in health care, the Fund benefited from avoiding stocks in the biotechnology and health care equipment industries, both of which underperformed over the six-month period. Stock selection in the energy sector also helped performance versus the Index. The Fund’s holdings in the oil, gas and energy equipment industries outperformed similar holdings in the Index.

•	Limiting performance for the six-month period were the Fund’s holdings in the telecommunication services sector. Specifically, wireless telecommunications underperformed and the Fund had more exposure to this industry than the Index. Also limiting relative performance was a lack of exposure to consumer discretionary stocks relative to the Index. In particular, the Fund had no exposure to the automobile and specialty retail industries, which saw gains over the six-month period.[1]

•	Based on the Fund’s objective of achieving after-tax total return consisting primarily of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI) during the period. For the six months that ended April 30, 2009, the Fund had approximately 15% of total investments in preferred stocks. Within the common stock portfolio, the Fund maintained significant exposure to the higher-yielding energy sector.
Eaton Vance Tax-Managed Dividend Income Fund
Total Return Performance 10/31/08 – 4/30/09

Class A2	-9.79%
Class B2	-10.25
Class C2	-10.13
Class I2	-9.78
Russell 1000 Value Index[1]	-13.27
Lipper Equity Income Funds Average[1]	-9.06
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

1

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2009
INVESTMENT UPDATE
•	Beginning with the February 2009 distribution, the Fund’s monthly distribution rate was reduced. The adjustment to the Fund’s monthly distribution rate primarily reflects the reduced amount of dividend income the Fund expects to receive due to the impact of the ongoing financial crisis on corporate dividend rates. It also reflects, to a lesser extent, the increased costs of implementing the Fund’s dividend capture trading strategy, a trading strategy designed to enhance the level of dividend income earned by the Fund, which can expose the Fund to increased trading costs and greater potential for capital loss or gain. Since its inception, the Fund has increased its monthly distribution rate eight times and made one special distribution. As portfolio and market conditions change, the rate of distributions on the Fund’s shares could change.

•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Fund Composition
Top Ten Holdings1
By net assets

Johnson & Johnson	3.7%
Exxon Mobil Corp.	3.1
Chevron Corp.	3.1
Nestle SA	3.1
McDonald’s Corp.	3.0
Verizon Communications, Inc.	2.9
Wal-Mart Stores, Inc.	2.8
Schering-Plough Corp.	2.7
Home Depot, Inc.	2.7
AT&T, Inc.	2.6

[1]	Top Ten Holdings represented 29.7% of the Fund’s net assets as of 4/30/09. Excludes cash equivalents.
Equity Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EADIX	EBDIX	ECDIX	EIDIX

Average Annual Total Returns (at net asset value)
Six Months	-9.79%	-10.25%	-10.13%	-9.78%
One Year	-37.01	-37.55	-37.47	-36.90
Five Years	-0.81	-1.57	-1.54	N.A.
Life of Fund†	0.84	0.09	0.11	-25.41

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-14.98%	-14.57%	-11.00%	-9.78%
One Year	-40.63	-40.46	-38.05	-36.90
Five Years	-1.98	-1.88	-1.54	N.A.
Life of Fund†	-0.16	-0.04	0.11	-25.41

†	Inception Dates — Class A, Class B and Class C: 5/30/03; Class I: 8/27/07

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.15%	1.90%	1.90%	0.90%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Dividend Income Fund as of April 30, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-37.01%	-0.81%	0.84%
Return After Taxes on Distributions	-37.90	-1.72	-0.01
Return After Taxes on Distributions and Sale of Fund Shares	-22.98	-0.44	0.93
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-40.63%	-1.98%	-0.16%
Return After Taxes on Distributions	-41.48	-2.88	-1.01
Return After Taxes on Distributions and Sale of Fund Shares	-25.40	-1.43	0.07
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-37.55%	-1.57%	0.09%
Return After Taxes on Distributions	-38.36	-2.36	-0.65
Return After Taxes on Distributions and Sale of Fund Shares	-23.45	-1.10	0.27
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-40.46%	-1.88%	-0.04%
Return After Taxes on Distributions	-41.27	-2.68	-0.79
Return After Taxes on Distributions and Sale of Fund Shares	-25.34	-1.35	0.16
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-37.47%	-1.54%	0.11%
Return After Taxes on Distributions	-38.28	-2.34	-0.63
Return After Taxes on Distributions and Sale of Fund Shares	-23.39	-1.08	0.29
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-38.05%	-1.54%	0.11%
Return After Taxes on Distributions	-38.86	-2.34	-0.63
Return After Taxes on Distributions and Sale of Fund Shares	-23.77	-1.08	0.29
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund
Return Before Taxes	-36.90%	-25.41%
Return After Taxes on Distributions	-37.82	-26.34
Return After Taxes on Distributions and Sale of Fund Shares	-22.87	-21.03
Class A, Class B and Class C commenced investment operations on 5/30/03. Class I commenced investment operations on 8/27/07. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Dividend Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$902.10	$5.71
Class B	$1,000.00	$897.50	$9.22
Class C	$1,000.00	$898.70	$9.23
Class I	$1,000.00	$902.20	$4.53

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.06
Class B	$1,000.00	$1,015.10	$9.79
Class C	$1,000.00	$1,015.10	$9.79
Class I	$1,000.00	$1,020.00	$4.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares and 0.96% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008.

5

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 81.6%

Security	Shares	Value

Capital Markets — 2.1%

Northern Trust Corp.	400,000	$21,744,000

		$21,744,000

Chemicals — 0.6%

Potash Corp. of Saskatchewan	75,000	$6,486,750

		$6,486,750

Commercial Services & Supplies — 2.0%

Waste Management, Inc.	800,000	$21,336,000

		$21,336,000

Communications Equipment — 0.8%

Nokia Oyj ADR	600,000	$8,484,000

		$8,484,000

Computers & Peripherals — 2.0%

International Business Machines Corp.	200,000	$20,642,000

		$20,642,000

Diversified Telecommunication Services — 10.6%

AT&T, Inc.	1,093,750	$28,021,875
Deutsche Telekom AG	1,500,000	18,139,701
Koninklijke KPN N.V.	1,000,000	12,022,312
TeliaSonera AB	2,500,000	11,729,913
Telstra Corp., Ltd.	5,000,000	12,079,559
Verizon Communications, Inc.	1,000,000	30,340,000

		$112,333,360

Electric Utilities — 3.4%

Edison International	200,000	$5,702,000
Endesa SA	303,379	6,523,664
Fortum Oyj	1,150,000	23,195,735

		$35,421,399

Energy Equipment & Services — 2.3%

Diamond Offshore Drilling, Inc.	160,000	$11,585,600
Schlumberger, Ltd.	250,000	12,247,500

		$23,833,100

Food & Staples Retailing — 3.7%

Kroger Co. (The)	398,892	$8,624,045
Wal-Mart Stores, Inc.	598,769	30,177,958

		$38,802,003

Food Products — 4.0%

Groupe Danone	215,000	$10,226,826
Nestle SA	1,000,000	32,596,732

		$42,823,558

Gas Utilities — 1.0%

GDF Suez	298,790	$10,730,817

		$10,730,817

Hotels, Restaurants & Leisure — 3.0%

McDonald’s Corp.	590,000	$31,441,100

		$31,441,100

Household Products — 2.1%

Kimberly-Clark de Mexico SA de CV	3,000,000	$10,940,895
Procter & Gamble Co.	225,000	11,124,000

		$22,064,895

Insurance — 2.8%

Chubb Corp.	292,084	$11,376,672
Travelers Companies, Inc. (The)	450,000	18,513,000

		$29,889,672

Media — 0.9%

Reed Elsevier PLC	750,000	$5,559,109
Time Warner Cable, Inc.	133,626	4,306,766

		$9,865,875

Metals & Mining — 1.7%

BHP Billiton, Ltd. ADR	150,000	$7,221,000
Southern Copper Corp.	600,000	11,142,000

		$18,363,000

See notes to financial statements

6

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Multi-Utilities — 4.1%

Centrica PLC	3,000,000	$10,030,060
CMS Energy Corp.	875,000	10,517,500
RWE AG	320,000	23,068,294

		$43,615,854

Oil, Gas & Consumable Fuels — 9.7%

BP PLC ADR	580,000	$24,626,800
Chevron Corp.	500,000	33,050,000
Exxon Mobil Corp.	500,000	33,335,000
Marathon Oil Corp.	400,000	11,880,000

		$102,891,800

Pharmaceuticals — 10.8%

Abbott Laboratories	235,000	$9,834,750
Johnson & Johnson	750,000	39,270,000
Merck & Co., Inc.	479,359	11,619,662
Sanofi-Aventis SA	435,000	25,191,758
Schering-Plough Corp.	1,235,375	28,438,332

		$114,354,502

Road & Rail — 3.2%

Canadian National Railway Co.	570,000	$23,039,400
Union Pacific Corp.	230,000	11,302,200

		$34,341,600

Semiconductors & Semiconductor Equipment — 2.0%

Analog Devices, Inc.	1,000,000	$21,280,000

		$21,280,000

Specialty Retail — 2.7%

Home Depot, Inc.	1,068,696	$28,128,079

		$28,128,079

Telecommunication Services — 0.9%

Swisscom AG	38,000	$9,908,761

		$9,908,761

Textiles, Apparel & Luxury Goods — 1.4%

VF Corp.	250,000	$14,817,500

		$14,817,500

Tobacco — 3.8%

British American Tobacco PLC	775,000	$18,690,493
Imperial Tobacco Group PLC	234,285	5,345,486
Philip Morris International, Inc.	450,000	16,290,000

		$40,325,979

Total Common Stocks
(identified cost $868,808,190)		$863,925,604

Preferred Stocks — 14.4%

Security	Shares	Value

Commercial Banks — 5.6%

Abbey National Capital Trust I, 8.963%(1)	2,500	$1,667,155
Barclays Bank PLC, 8.55%(1)(2)	1,560	853,601
BBVA International Preferred, S.A. Unipersonal, 5.919%(1)	3,500	1,707,055
Credit Agricole SA/London, 6.637%(1)(2)	10,400	5,518,947
DB Capital Funding VIII, 6.375%	115,000	1,530,650
DB Contingent Capital Trust II, 6.55%	160,000	2,155,200
HSBC Capital Funding LP, 9.547%(1)(2)	500	406,156
HSBC Capital Funding LP, 10.176%(1)(2)	3,250	2,968,296
JPMorgan Chase & Co., 7.90%(1)	16,000	12,204,864
Landsbanki Islands HF, 7.431%(1)(2)(3)	14,750	8,850
Lloyds Banking Group PLC, 6.657%(1)(2)	11,350	3,801,853
PNC Financial Services Group, Inc., 9.875%(1)	270,000	5,791,500
Royal Bank of Scotland Group PLC, 7.64%(1)	115	3,487,743
Santander Finance Unipersonal, 6.50%	525,000	7,869,750
Standard Chartered PLC, 6.409%(1)(2)	103	6,096,168
UBS Preferred Funding Trust I, 8.622%(1)	6,105	3,101,218

		$59,169,006

Diversified Financial Services — 4.0%

Auction Pass-Through Trust 2006-5B - USB H, 0.00%(1)(2)	40	$1,000
Auction Pass-Through Trust 2006-6B - USB H, 0.00%(1)(2)	40	1,000
Bank of America Corp., 4.00%(1)	1,275,000	11,245,500
Bank of America Corp., 6.25%	95,000	1,109,600
Bank of America Corp., 6.70%	387,350	4,512,628
CoBank, ACB, 11.00%(2)	300,000	13,197,750
Preferred Pass-Through Trust, 2006-A GS, Class A, 5.94%(1)(2)	70	11,920,048

See notes to financial statements

7

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Diversified Financial Services (continued)

Structured Residual Interest Preferred Enhanced Securities/Stock Custodial Receipts Merrill Series 2, 5.88%(1)(2)	2,100	$5,271

		$41,992,797

Food Products — 0.1%

Ocean Spray Cranberries, Inc., 6.25%(2)	13,250	$1,047,578

		$1,047,578

Insurance — 3.4%

Aegon NV, 6.375%	205,000	$1,957,750
Arch Capital Group, Ltd., Series A, 8.00%	185,500	3,695,160
Arch Capital Group, Ltd., Series B, 7.875%	26,500	509,595
AXA SA, 6.463%(1)(2)	5,000	2,121,850
Endurance Specialty Holdings, Ltd., 7.75%	181,550	2,913,878
ING Capital Funding Trust III, 8.439%(1)	11,750	5,386,282
ING Groep NV, 8.50%	325,000	4,592,250
MetLife, Inc., 6.50%	350,000	6,405,000
PartnerRe, Ltd., 6.50%	52,000	928,720
PartnerRe, Ltd., 6.75%	139,700	2,700,401
RAM Holdings, Ltd., Series A, 7.50%(1)	5,000	1,001,875
RenaissanceRe Holdings, Ltd., 6.08%	82,000	1,315,280
RenaissanceRe Holdings, Ltd., 6.60%	175,000	3,150,000

		$36,678,041

Oil, Gas & Consumable Fuels — 0.7%

Kinder Morgan GP, Inc., 8.33%(1)(2)	7,000	$7,816,375

		$7,816,375

Real Estate Investment Trusts (REITs) — 0.6%

AMB Property Corp., 6.75%	29,900	$497,835
Duke Realty Corp., 6.95%	120,000	1,602,000
Health Care Property, Inc., 7.10%	150,000	2,682,000
ProLogis Trust, 6.75%	55,000	709,500
PS Business Parks, Inc., 7.95%	26,000	508,300

		$5,999,635

Total Preferred Stocks
(identified cost $273,754,892)		$152,703,432

Corporate Bonds & Notes — 0.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Retail-Food and Drug — 0.9%

CVS Caremark Corp., 6.302%, 6/1/37(1)	$15,000	$9,756,105

		$9,756,105

Total Corporate Bonds & Notes
(identified cost $12,492,873)		$9,756,105

Short-Term Investments — 2.1%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(4)	$21,909	$21,908,669

Total Short-Term Investments
(identified cost $21,908,669)		$21,908,669

Total Investments — 99.0%
(identified cost $1,176,964,624)		$1,048,293,810

Other Assets, Less Liabilities — 1.0%		$10,285,065

Net Assets — 100.0%		$1,058,578,875

ADR – American Depository Receipt

(1)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $55,764,743 or 5.3% of the Fund’s net assets.

(3)	Defaulted security.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

8

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	75.8%	$802,313,696
France	4.4	46,149,400
Switzerland	4.0	42,505,493
Germany	3.9	41,207,995
United Kingdom	3.8	39,625,148
Finland	2.2	23,195,735
Australia	1.1	12,079,559
Netherlands	1.1	12,022,312
Sweden	1.1	11,729,913
Mexico	1.0	10,940,895
Spain	0.6	6,523,664

Total Investments	99.0%	$1,048,293,810

See notes to financial statements

9

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,155,055,955)	$1,026,385,141
Affiliated investment, at value (identified cost, $21,908,669)	21,908,669
Receivable for investments sold	7,008,383
Receivable for Fund shares sold	2,306,242
Dividends and interest receivable	5,187,464
Interest receivable from affiliated investment	4,847
Tax reclaims receivable	2,793,123

Total assets	$1,065,593,869

Liabilities

Payable for Fund shares redeemed	$5,552,090
Payable to affiliate for investment adviser fee	571,002
Payable to affiliate for distribution and service fees	494,534
Payable to affiliate for administration fee	128,826
Payable to affiliate for Trustees’ fees	4,208
Accrued expenses	264,334

Total liabilities	$7,014,994

Net Assets	$1,058,578,875

Sources of Net Assets

Paid-in capital	$1,791,467,003
Accumulated net realized loss (computed on the basis of identified cost)	(620,961,540)
Accumulated undistributed net investment income	16,801,553
Net unrealized depreciation (computed on the basis of identified cost)	(128,728,141)

Total	$1,058,578,875

Class A Shares

Net Assets	$593,736,341
Shares Outstanding	77,784,189
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.63
Maximum Offering Price Per Share
(100 ÷ 94.25 of $7.63)	$8.10

Class B Shares

Net Assets	$78,247,528
Shares Outstanding	10,269,438
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.62

Class C Shares

Net Assets	$382,885,664
Shares Outstanding	50,241,599
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.62

Class I Shares

Net Assets	$3,709,342
Shares Outstanding	485,616
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.64

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $2,567,266)	$52,003,255
Interest	486,401
Interest income allocated from affiliated investment	164,681
Expenses allocated from affiliated investment	(89,284)

Total investment income	$52,565,053

Expenses

Investment adviser fee	$3,322,867
Administration fee	799,154
Trustees’ fees and expenses	25,250
Distribution and service fees
Class A	734,313
Class B	415,013
Class C	1,962,899
Transfer and dividend disbursing agent fees	547,127
Custodian fee	170,172
Printing and postage	98,188
Registration fees	38,752
Legal and accounting services	29,208
Miscellaneous	7,968

Total expenses	$8,150,911

Net investment income	$44,414,142

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(229,909,574)
Foreign currency transactions	(56,212)

Net realized loss	$(229,965,786)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$60,710,544
Foreign currency	139,687

Net change in unrealized appreciation (depreciation)	$60,850,231

Net realized and unrealized loss	$(169,115,555)

Net decrease in net assets from operations	$(124,701,413)

See notes to financial statements

10

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$44,414,142	$120,279,637
Net realized loss from investment and foreign currency transactions	(229,965,786)	(345,703,307)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	60,850,231	(498,383,853)

Net decrease in net assets from operations	$(124,701,413)	$(723,807,523)

Distributions to shareholders —
From net investment income
Class A	$(25,477,770)	$(63,970,171)
Class B	(3,311,526)	(8,505,890)
Class C	(15,628,130)	(38,497,628)
Class I	(109,488)	(64,070)

Total distributions to shareholders	$(44,526,914)	$(111,037,759)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$138,777,485	$266,401,511
Class B	7,116,530	16,020,877
Class C	60,756,416	130,221,388
Class I	2,592,241	2,375,343
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	17,359,515	43,709,066
Class B	2,078,718	5,316,986
Class C	8,787,016	21,289,921
Class I	76,088	40,804
Cost of shares redeemed
Class A	(146,690,572)	(327,279,717)
Class B	(12,925,447)	(31,280,249)
Class C	(82,122,645)	(161,997,125)
Class I	(455,669)	(424,363)
Net asset value of shares exchanged
Class A	2,407,474	5,783,728
Class B	(2,407,474)	(5,783,728)

Net decrease in net assets from Fund share transactions	$(4,650,324)	$(35,605,558)

Net decrease in net assets	$(173,878,651)	$(870,450,840)

Net Assets

At beginning of period	$1,232,457,526	$2,102,908,366

At end of period	$1,058,578,875	$1,232,457,526

Accumulated undistributed net investment income included in net assets

At end of period	$16,801,553	$16,914,325

See notes to financial statements

11

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months
	Ended				Period						Period
	April 30,		Year Ended		Ended						Ended
	2009		October 31,		October 31,		Year Ended April 30,				April 30,
	(Unaudited)		2008	2007	2006(1)		2006		2005		2004(2)

Net asset value — Beginning of period	$8.830		$14.520	$13.400	$12.990		$11.820		$10.640		$10.000

Income (loss) from operations

Net investment income(3)	$0.336		$0.862	$0.810	$0.239		$0.922		$0.743		$0.500
Net realized and unrealized gain (loss)	(1.199)		(5.751)	1.080	0.534		0.889		0.989		0.437

Total income (loss) from operations	$(0.863)		$(4.889)	$1.890	$0.773		$1.811		$1.732		$0.937

Less distributions

From net investment income	$(0.337)		$(0.801)	$(0.770)	$(0.363)		$(0.641)		$(0.552)		$(0.297)

Total distributions	$(0.337)		$(0.801)	$(0.770)	$(0.363)		$(0.641)		$(0.552)		$(0.297)

Net asset value — End of period	$7.630		$8.830	$14.520	$13.400		$12.990		$11.820		$10.640

Total Return(4)	(9.79	)%(8)	(35.08)%	14.47%	6.14	%(8)	15.78%		16.54%		9.44	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$593,736		$673,782	$1,141,383	$659,950		$452,785		$215,759		$104,169
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.21	%(7)	1.15%	1.14%	1.19	%(7)	1.21	%(6)	1.25	%(6)	1.40	%(6)(7)
Net investment income	8.71	%(7)	7.00%	5.72%	3.69	%(7)	7.49%		6.46%		5.05	%(7)
Portfolio Turnover	43	%(8)	181%	139%	46	%(8)	247%		162%		117	%(8)

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the years ended April 30, 2006 and 2005 and the period ended April 30, 2004, respectively).

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

12

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months
	Ended				Period						Period
	April 30,		Year Ended		Ended						Ended
	2009		October 31,		October 31,		Year Ended April 30,				April 30,
	(Unaudited)		2008	2007	2006(1)		2006		2005		2004(2)

Net asset value — Beginning of period	$8.820		$14.490	$13.370	$12.960		$11.790		$10.630		$10.00

Income (loss) from operations

Net investment income(3)	$0.302		$0.772	$0.716	$0.200		$0.801		$0.648		$0.427
Net realized and unrealized gain (loss)	(1.195)		(5.736)	1.064	0.526		0.919		0.986		0.446

Total income (loss) from operations	$(0.893)		$(4.964)	$1.780	$0.726		$1.720		$1.634		$0.873

Less distributions

From net investment income	$(0.307)		$(0.706)	$(0.660)	$(0.316)		$(0.550)		$(0.474)		$(0.243)

Total distributions	$(0.307)		$(0.706)	$(0.660)	$(0.316)		$(0.550)		$(0.474)		$(0.243)

Net asset value — End of period	$7.620		$8.820	$14.490	$13.370		$12.960		$11.790		$10.630

Total Return(4)	(10.25	)%(8)	(35.51)%	13.62%	5.76	%(8)	14.97%		15.57%		8.79	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$78,248		$97,996	$181,741	$143,731		$120,272		$79,871		$40,731
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.96	%(7)	1.90%	1.89%	1.94	%(7)	1.96	%(6)	2.00	%(6)	2.15	%(6)(7)
Net investment income	7.84	%(7)	6.26%	5.08%	3.11	%(7)	6.53%		5.65%		4.31	%(7)
Portfolio Turnover	43	%(8)	181%	139%	46	%(8)	247%		162%		117	%(8)

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the years ended April 30, 2006 and 2005 and the period ended April 30, 2004, respectively).

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

13

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months
	Ended				Period						Period
	April 30,		Year Ended		Ended						Ended
	2009		October 31,		October 31,		Year Ended April 30,				April 30,
	(Unaudited)		2008	2007	2006(1)		2006		2005		2004(2)

Net asset value — Beginning of period	$8.820		$14.500	$13.370	$12.960		$11.800		$10.630		$10.000

Income (loss) from operations

Net investment income(3)	$0.304		$0.769	$0.704	$0.192		$0.817		$0.653		$0.432
Net realized and unrealized gain (loss)	(1.196)		(5.742)	1.086	0.534		0.893		0.991		0.441

Total income (loss) from operations	$(0.892)		$(4.973)	$1.790	$0.726		$1.710		$1.644		$0.873

Less distributions

From net investment income	$(0.308)		$(0.707)	$(0.660)	$(0.316)		$(0.550)		$(0.474)		$(0.243)

Total distributions	$(0.308)		$(0.707)	$(0.660)	$(0.316)		$(0.550)		$(0.474)		$(0.243)

Net asset value — End of period	$7.620		$8.820	$14.500	$13.370		$12.960		$11.800		$10.630

Total Return(4)	(10.13	)%(8)	(35.51)%	13.63%	5.76	%(8)	14.87%		15.66%		8.79	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$382,886		$458,907	$779,330	$490,056		$350,758		$185,303		$92,329
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.96	%(7)	1.90%	1.89%	1.94	%(7)	1.96	%(6)	2.00	%(6)	2.15	%(6)(7)
Net investment income	7.90	%(7)	6.25%	4.98%	2.98	%(7)	6.65%		5.69%		4.34	%(7)
Portfolio Turnover	43	%(8)	181%	139%	46	%(8)	247%		162%		117	%(8)

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sale charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the years ended April 30, 2006 and 2005 and the period ended April 30, 2004, respectively).

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

14

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months
	Ended		Year	Period
	April 30,		Ended	Ended
	2009		October 31,	October 31,
	(Unaudited)		2008	2007(1)

Net asset value — Beginning of period	$8.840		$14.530	$14.100

Income (loss) from operations

Net investment income(2)	$0.382		$0.681	$0.054
Net realized and unrealized gain (loss)	(1.236)		(5.538)	0.514

Total income (loss) from operations	$(0.854)		$(4.857)	$0.568

Less distributions

From net investment income	$(0.346)		$(0.833)	$(0.138)

Total distributions	$(0.346)		$(0.833)	$(0.138)

Net asset value — End of period	$7.640		$8.840	$14.530

Total Return(3)	(9.78	)%(6)	(34.84)%	4.04	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,709		$1,773	$453
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.96	%(5)	0.90%	0.89	%(5)
Net investment income	10.03	%(5)	5.95%	2.06	%(5)
Portfolio Turnover	43	%(6)	181%	139%

(1)	For the period from the start of business, August 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

15

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply

16

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $369,808,775 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($252,492), October 31, 2012 ($2,039,433), October 31, 2013 ($4,586,180), October 31, 2014 ($31,957,656), October 31, 2015 ($6,082,839) and October 31, 2016 ($324,890,175).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

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Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $2.5 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended April 30, 2009, the Fund’s adviser fee totaled $3,408,537 of which $85,670 was allocated from Cash Management and $3,322,867 was paid or accrued directly by the Fund. For the six months ended April 30, 2009, the Fund’s adviser fee, including the portion allocated from Cash Management, was 0.64% (annualized) of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $799,154. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $29,025 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $105,061 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $734,313 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $311,260 and $1,472,174 for

18

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $5,781,000 and $45,186,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $103,753 and $490,725 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $36,000, $176,000 and $38,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $448,296,181 and $464,755,944, respectively, for the six months ended April 30, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	17,874,284	21,673,137
Issued to shareholders electing to receive payments of distributions in Fund shares	2,230,619	3,604,769
Redemptions	(18,921,386)	(28,062,001)
Exchange from Class B shares	322,128	480,151

Net increase (decrease)	1,505,645	(2,303,944)

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	905,863	1,295,321
Issued to shareholders electing to receive payments of distributions in Fund shares	267,052	438,744
Redemptions	(1,697,264)	(2,674,975)
Exchange to Class A shares	(322,758)	(481,183)

Net decrease	(847,107)	(1,422,093)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	7,670,061	10,566,813
Issued to shareholders electing to receive payments of distributions in Fund shares	1,129,385	1,761,020
Redemptions	(10,602,042)	(14,041,253)

Net decrease	(1,802,596)	(1,713,420)

	Six Months Ended
	April 30, 2009	Year Ended
Class I	(Unaudited)	October 31, 2008

Sales	332,751	206,676
Issued to shareholders electing to receive payments of distributions in Fund shares	9,879	3,693
Redemptions	(57,526)	(41,076)

Net increase	285,104	169,293

19

Eaton Vance Tax-Managed Dividend Income Fund as of
April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,198,150,277

Gross unrealized appreciation	$27,829,468
Gross unrealized depreciation	(177,685,935)

Net unrealized depreciation	$(149,856,467)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$777,196,262
Level 2	Other Significant Observable Inputs	271,097,548
Level 3	Significant Unobservable Inputs	—

Total		$1,048,293,810

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

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Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Dividend Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stock. In particular, the Board evaluated the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

22

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees (including administrative fees) and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund.

23

Eaton Vance Tax-Managed Dividend Income Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

24

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed Dividend Income Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1857-6/09	TMDISRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

Edward R. Allen, III, CFA
Eagle Global Advisors
Co-Portfolio Manager

Thomas N. Hunt, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
•	Despite a late-period rally, the world’s major economies remained in a severe downturn during the six-month period that ended April 30, 2009, due to the global financial crisis and a collapse in world trade. In the first half of the period, the ramifications of the meltdown in the U.S. markets were felt globally, with economic indicators in developed and emerging equity markets declining sharply and major economies around the world falling into recession. The Organisation for Economic Co-operation and Development (OECD) forecasted in late March that economic output for its 30 member nations (essentially the developed nations of the world) would decline 4.3% this year, a sharp drop from its forecast of a 0.4% decline in November of 2008. Because the developing nations of the world, such as China, India and Brazil, are outperforming the developed countries, global gross domestic product growth should be better, but still negative for 2009.

•	Japan was hit particularly hard over the past six months, given the export-dependent nature of its economy, while the European region also contracted sharply as a result of declining exports and housing downturns in the U.K., Ireland and Spain. The European central bank reduced its short-term policy interest rate in March 2009 to 1.25%, but was criticized for being less stimulative than its counterparts in the U.K., U.S. and Japan. On a positive note, April’s G-20 conference in London saw the major economic powers of the world commit to contributing nearly $1 trillion to international financial institutions, and most countries had passed major fiscal stimulus packages to boost their economies.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	Against this backdrop, the Fund’s benchmark, the MSCI Europe, Australasia, Far East Index (the MSCI EAFE Index), posted a modest decline of 2.64% for the six months that ended April 30, 2009, with gains in only four of its 10 sectors.[1] The Fund[2] also posted a negative return, which trailed that of its benchmark and its Lipper peer group for the period.[1]

•	The Fund’s underperformance was primarily due to its sector allocations relative to the MSCI EAFE Index. During the period of market decline, the Fund outpaced the MSCI EAFE Index, but as the market began to recover in March, sector leadership quickly rotated to cyclical, lower-quality companies. The Fund had higher allocations to historically more-defensive sectors, such as telecommunications, health care, and consumer staples. As a result of this positioning, the Fund lagged the Index.[1]
Eaton Vance Tax-Managed International Equity Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	-11.49%
Class B3	-11.76
Class C3	-11.79
Class I3	-11.26
MSCI EAFE Index[1]	-2.64
Lipper International Multi-Cap Core Funds Average[1]	-1.54
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed International Equity Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009
INVESTMENT UPDATE
•	The Fund’s allocation to emerging markets during the period was positive, with those regions benefiting from increasing investor risk appetite and demand. An underweight exposure to Japan also contributed to relative performance, as that country’s economy faced currency and export challenges. Conversely, the Fund’s overweight in Switzerland detracted, as many of the nation’s consumer staples and health care names performed poorly.

•	While some economic indicators and other data showed signs of improvement during this uncertain period, the Fund continued to maintain its focus on investing in large-cap companies with favorable growth prospects, competitive positions and strong balance sheets.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Global Allocation 1
By net assets

[1]	As a percentage of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.
Top Ten Holdings2
By net assets

Novartis AG	3.9%
Nestle SA	3.9
Total SA	3.7
British American Tobacco PLC	3.6
France Telecom SA ADR	3.1
Nintendo Co., Ltd.	3.0
Banco Santander Central Hispano SA	2.9
Petroleo Brasileiro SA ADR	2.9
Telefonica SA	2.8
Fomento Economico Mexicano SA de C.V. ADR	2.7

[2]	Top Ten Holdings represented 32.5% of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETIGX	EMIGX	ECIGX	EITIX

Average Annual Total Returns (at net asset value)
Six Months	-11.49%	-11.76%	-11.79%	-11.26%
One Year	-49.77	-50.20	-50.17	N.A.
Five Years	0.20	-0.57	-0.55	N.A.
Ten Years	-3.68	-4.40	-4.40	N.A.
Life of Fund†	-3.29	-4.02	-4.03	-41.85	††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-16.58%	-16.18%	-12.66%	-11.26%
One Year	-52.66	-52.69	-50.67	N.A.
Five Years	-0.97	-0.97	-0.55	N.A.
Ten Years	-4.24	-4.40	-4.40	N.A.
Life of Fund†	-3.81	-4.02	-4.03	-41.85	††

†	Inception Dates – Class A, Class B and Class C: 4/22/98; Class I: 9/2/08

††	Returns are cumulative since inception of the share class.

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.54%	2.29%	2.29%	1.23%

[2]	Source: Prospectus dated 3/1/09.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-49.77%	0.20%	-3.68%
Return After Taxes on Distributions	-49.65	0.31	-3.61
Return After Taxes on Distributions and Sale of Fund Shares	-31.89	0.51	-2.86
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-52.66%	-0.97%	-4.24%
Return After Taxes on Distributions	-52.55	-0.86	-4.17
Return After Taxes on Distributions and Sale of Fund Shares	-33.79	-0.49	-3.31
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-50.20%	-0.57%	-4.40%
Return After Taxes on Distributions	-49.93	-0.40	-4.29
Return After Taxes on Distributions and Sale of Fund Shares	-32.35	-0.26	-3.48
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-52.69%	-0.97%	-4.40%
Return After Taxes on Distributions	-52.42	-0.79	-4.29
Return After Taxes on Distributions and Sale of Fund Shares	-33.97	-0.60	-3.48
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-50.17%	-0.55%	-4.40%
Return After Taxes on Distributions	-49.95	-0.39	-4.28
Return After Taxes on Distributions and Sale of Fund Shares	-32.27	-0.20	-3.46
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-50.67%	-0.55%	-4.40%
Return After Taxes on Distributions	-50.44	-0.39	-4.28
Return After Taxes on Distributions and Sale of Fund Shares	-32.60	-0.20	-3.46
Class A, Class B and Class C of the Fund commenced investment operations on 4/22/98. Class I after-tax returns are not provided because the class has less than a full year of operations. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed International Equity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$885.10	$8.23
Class B	$1,000.00	$882.40	$11.71
Class C	$1,000.00	$882.10	$11.71
Class I	$1,000.00	$887.40	$7.07

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.10	$8.80
Class B	$1,000.00	$1,012.30	$12.52
Class C	$1,000.00	$1,012.30	$12.52
Class I	$1,000.00	$1,017.30	$7.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.76% for Class A shares, 2.51% for Class B shares, 2.51% for Class C shares and 1.51% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $113,309,735)	$93,054,113
Receivable for Fund shares sold	106,568

Total assets	$93,160,681

Liabilities

Payable for Fund shares redeemed	$724,221
Payable to affiliate for distribution and service fees	35,163
Payable to affiliate for Trustees’ fee	42
Accrued expenses	51,578

Total liabilities	$811,004

Net Assets	$92,349,677

Sources of Net Assets

Paid-in capital	$260,899,121
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(149,500,329)
Accumulated undistributed net investment income	1,206,507
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(20,255,622)

Total	$92,349,677

Class A Shares

Net Assets	$64,553,645
Shares Outstanding	9,859,943
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.55
Maximum Offering Price Per Share
(100 ÷ 94.25 of $6.55)	$6.95

Class B Shares

Net Assets	$5,986,461
Shares Outstanding	950,332
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.30

Class C Shares

Net Assets	$21,283,219
Shares Outstanding	3,416,807
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.23

Class I Shares

Net Assets	$526,352
Shares Outstanding	80,492
Net Asset Value, Offering Price and Redemption Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.54

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $238,354)	$1,977,972
Interest allocated from Portfolio	19,468
Expenses allocated from Portfolio	(587,556)

Net investment income from Portfolio	$1,409,884

Expenses

Trustees’ fees and expenses	$250
Distribution and service fees
Class A	92,010
Class B	36,435
Class C	119,685
Transfer and dividend disbursing agent fees	110,123
Registration fees	37,068
Printing and postage	29,137
Custodian fee	12,461
Legal and accounting services	9,952
Miscellaneous	3,946

Total expenses	$451,067

Net investment income	$958,817

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(31,177,777)
Foreign currency transactions	(34,652)

Net realized loss	$(31,212,429)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$15,074,200
Foreign currency	13,037

Net change in unrealized appreciation (depreciation)	$15,087,237

Net realized and unrealized loss	$(16,125,192)

Net decrease in net assets from operations	$(15,166,375)

See notes to financial statements

6

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$958,817	$2,951,363
Net realized loss from investment and foreign currency transactions	(31,212,429)	(13,527,367)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	15,087,237	(118,220,525)

Net decrease in net assets from operations	$(15,166,375)	$(128,796,529)

Distributions to shareholders —
From net investment income
Class A	$(1,462,834)	$(1,638,403)
Class B	—	(142,946)
Class C	(147,336)	(386,213)
Class I	(8,498)	—

Total distributions to shareholders	$(1,618,668)	$(2,167,562)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,206,077	$88,104,539
Class B	138,458	2,799,005
Class C	2,837,797	19,258,675
Class I	466,958	101,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,186,409	1,230,841
Class B	—	122,626
Class C	116,488	289,863
Class I	2,143	—
Cost of shares redeemed
Class A	(31,448,251)	(42,415,388)
Class B	(1,363,103)	(5,061,456)
Class C	(7,426,082)	(12,433,464)
Class I	(18,759)	—
Net asset value of shares exchanged
Class A	1,324,265	7,815,265
Class B	(1,324,265)	(7,815,265)
Redemption fees	1,395	20,656

Net increase (decrease) in net assets from Fund share transactions	$(22,300,470)	$52,016,897

Net decrease in net assets	$(39,085,513)	$(78,947,194)

Net Assets

At beginning of period	$131,435,190	$210,382,384

At end of period	$92,349,677	$131,435,190

Accumulated undistributed net investment income included in net assets

At end of period	$1,206,507	$1,866,358

See notes to financial statements

7

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Net asset value — Beginning of period	$7.530		$14.970	$11.080		$8.670	$7.080	$6.210

Income (loss) from operations

Net investment income(1)	$0.068		$0.205	$0.266	(2)	$0.082	$0.056	$0.026
Net realized and unrealized gain (loss)	(0.919)		(7.470)	3.731		2.403	1.534	0.844

Total income (loss) from operations	$(0.851)		$(7.265)	$3.997		$2.485	$1.590	$0.870

Less distributions

From net investment income	$(0.129)		$(0.176)	$(0.107)		$(0.075)	$—	$—

Total distributions	$(0.129)		$(0.176)	$(0.107)		$(0.075)	$—	$—

Redemption fees(1)	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of period	$6.550		$7.530	$14.970		$11.080	$8.670	$7.080

Total Return(4)	(11.49	)%(8)	(49.06)%	36.35%		28.85%	22.46%	14.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$64,554		$92,173	$125,311		$59,486	$29,634	$24,714
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	1.76	%(7)	1.54%	1.57%		1.67%	1.89%	2.08%
Net investment income	2.05	%(7)	1.67%	2.12	%(2)	0.81%	0.70%	0.38%
Portfolio Turnover of the Portfolio	26	%(8)	34%	23%		25%	39%	62%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.132 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.07%.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Net asset value — Beginning of period	$7.140		$14.200	$10.510		$8.230	$6.770	$5.980

Income (loss) from operations

Net investment income (loss)(1)	$0.038		$0.098	$0.132	(2)	$0.008	$(0.004)	$(0.026)
Net realized and unrealized gain (loss)	(0.878)		(7.094)	3.573		2.281	1.464	0.816

Total income (loss) from operations	$(0.840)		$(6.996)	$3.705		$2.289	$1.460	$0.790

Less distributions

From net investment income	$—		$(0.065)	$(0.015)		$(0.009)	$—	$—

Total distributions	$—		$(0.065)	$(0.015)		$(0.009)	$—	$—

Redemption fees(1)	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of period	$6.300		$7.140	$14.200		$10.510	$8.230	$6.770

Total Return(4)	(11.76	)%(8)	(49.47)%	35.29%		27.83%	21.56%	13.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,986		$9,717	$31,892		$29,214	$27,861	$27,546
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	2.51	%(7)	2.29%	2.32%		2.42%	2.64%	2.83%
Net investment income (loss)	1.21	%(7)	0.82%	1.12	%(2)	0.08%	(0.05)%	(0.40)%
Portfolio Turnover of the Portfolio	26	%(8)	34%	23%		25%	39%	62%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.097 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.29%.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Net asset value — Beginning of period	$7.100		$14.150	$10.500		$8.220	$6.760	$5.970

Income (loss) from operations

Net investment income (loss)(1)	$0.041		$0.105	$0.156	(2)	$0.009	$(0.004)	$(0.025)
Net realized and unrealized gain (loss)	(0.874)		(7.060)	3.536		2.287	1.464	0.815

Total income (loss) from operations	$(0.833)		$(6.955)	$3.692		$2.296	$1.460	$0.790

Less distributions

From net investment income	$(0.037)		$(0.096)	$(0.042)		$(0.016)	$—	$—

Total distributions	$(0.037)		$(0.096)	$(0.042)		$(0.016)	$—	$—

Redemption fees(1)	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of period	$6.230		$7.100	$14.150		$10.500	$8.220	$6.760

Total Return(4)	(11.79	)%(8)	(49.46)%	35.27%		27.96%	21.60%	13.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,283		$29,444	$53,180		$28,225	$18,647	$17,797
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	2.51	%(7)	2.29%	2.32%		2.42%	2.64%	2.83%
Net investment income (loss)	1.31	%(7)	0.90%	1.32	%(2)	0.09%	(0.06)%	(0.39)%
Portfolio Turnover of the Portfolio	26	%(8)	34%	23%		25%	39%	62%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.119 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.31%.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Period Ended
	April 30, 2009		October 31,
	(Unaudited)		2008(1)

Net asset value — Beginning of period	$7.530		$11.490

Income (loss) from operations

Net investment income(2)	$0.116		$0.003
Net realized and unrealized loss	(0.947)		(3.963)

Total loss from operations	$(0.831)		$(3.960)

Less distributions

From net investment income	$(0.159)		$—

Total distributions	$(0.159)		$—

Redemption fees(2)	$0.000	(3)	$0.000	(3)

Net asset value — End of period	$6.540		$7.530

Total Return(4)	(11.26	)%(9)	(34.46	)%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$526		$101
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	1.51	%(7)	1.23	%(7)
Net investment income	3.62	%(7)	0.25	%(7)
Portfolio Turnover of the Portfolio	26	%(9)	34	%(8)

(1)	For the period from the start of business, September 2, 2008, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	For the Portfolio’s year ended October 31, 2008.

(9)	Not annualized.

See notes to financial statements

11

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (53.8% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $117,687,754 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($16,044,050), October 31, 2010 ($49,131,487), October 31, 2011 ($39,935,051) and October 31, 2016 ($12,577,166).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses.

12

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $6,983 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,220 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $92,010 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $27,326 and $89,764 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $4,038,000 and $9,917,000, respectively.

13

Eaton Vance Tax-Managed International Equity Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $9,109 and $29,921 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $4,000, $12,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $17,016,203 and $41,159,874, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	1,941,798	6,958,032
Issued to shareholders electing to receive payments of distributions in Fund shares	160,978	88,677
Redemptions	(4,695,625)	(3,807,459)
Exchange from Class B shares	208,482	632,372

Net increase (decrease)	(2,384,367)	3,871,622

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	20,669	222,383
Issued to shareholders electing to receive payments of distributions in Fund shares	—	9,248
Redemptions	(212,726)	(452,290)
Exchange to Class A shares	(217,726)	(664,400)

Net decrease	(409,783)	(885,059)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	440,800	1,596,250
Issued to shareholders electing to receive payments of distributions in Fund shares	16,594	22,009
Redemptions	(1,188,371)	(1,229,102)

Net increase (decrease)	(730,977)	389,157

	Six Months Ended
	April 30, 2009	Period Ended
Class I	(Unaudited)	October 31, 2008(1)

Sales	69,618	13,403
Issued to shareholders electing to receive payments of distributions in Fund shares	292	—
Redemptions	(2,821)	—

Net increase	67,089	13,403

(1)	For the period from the start of business, September 2, 2008, to October 31, 2008.

For the six months ended April 30, 2009 and the year ended October 31, 2008, the Fund received $1,395 and $20,656, respectively, in redemption fees.

14

Tax-Managed International Equity Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.5%

Security	Shares	Value

Automobiles — 3.6%

Honda Motor Co., Ltd.	96,000	$2,813,465
Toyota Motor Corp.	88,500	3,454,928

		$6,268,393

Beverages — 7.8%

Central European Distribution Corp.(1)	55,000	$1,232,000
Diageo PLC	369,400	4,406,848
Fomento Economico Mexicano SA de C.V. ADR	167,400	4,739,094
Foster’s Group, Ltd.	820,000	3,135,370

		$13,513,312

Chemicals — 1.7%

Agrium, Inc.	70,000	$3,011,400

		$3,011,400

Commercial Banks — 7.5%

Banco Santander Central Hispano SA	525,000	$5,049,942
BOC Hong Kong Holdings, Ltd.	1,223,000	1,745,328
DBS Group Holdings, Ltd.	400,000	2,542,934
Mitsubishi UFJ Financial Group, Inc.	679,000	3,703,855

		$13,042,059

Communications Equipment — 1.0%

Nokia Oyj	125,000	$1,775,431

		$1,775,431

Construction & Engineering — 1.0%

Vinci SA	38,000	$1,702,416

		$1,702,416

Consumer Finance — 1.0%

Promise Co., Ltd.	125,000	$1,651,719

		$1,651,719

Diversified Telecommunication Services — 8.1%

France Telecom SA ADR	246,000	$5,426,760
Koninklijke KPN N.V.	203,200	2,442,934
Nippon Telegraph & Telephone Corp.	35,000	1,318,818
Telefonica SA	252,100	4,842,611

		$14,031,123

Electric Utilities — 3.7%

E.ON AG	58,020	$1,962,059
E.ON AG ADR	23,350	785,727
Hong Kong Electric Holdings	300,000	1,771,049
Scottish and Southern Energy PLC	110,000	1,792,598

		$6,311,433

Electrical Equipment — 1.4%

ABB, Ltd. ADR	165,900	$2,359,098

		$2,359,098

Electronic Equipment, Instruments & Components — 2.1%

FUJIFILM Holdings Corp.	91,000	$2,341,271
Hon Hai Precision Industry Co., Ltd.	460,000	1,328,037

		$3,669,308

Food Products — 5.9%

Nestle SA	206,000	$6,714,927
Unilever PLC	181,000	3,524,345

		$10,239,272

Health Care Providers & Services — 0.9%

Fresenius Medical Care AG & Co. KGaA	42,000	$1,629,860

		$1,629,860

Household Durables — 1.2%

Desarrolladora Homex SA de C.V. ADR(1)	59,200	$1,100,528
LG Electronics, Inc.	11,000	908,733

		$2,009,261

Industrial Conglomerates — 1.6%

Keppel Corp., Ltd.	714,700	$2,853,317

		$2,853,317

Insurance — 8.1%

Aegon NV	416,800	$2,096,341
Aviva PLC	156,700	721,450
AXA SA(1)	152,900	2,568,978
Muenchener Rueckversicherungs-Gesellschaft AG	21,000	2,901,573
Tokio Marine Holdings, Inc.	137,700	3,631,603
Zurich Financial Services AG	10,900	2,025,553

		$13,945,498

See notes to financial statements

15

Tax-Managed International Equity Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Media — 0.6%

Central European Media Enterprises, Ltd., Class A(1)	64,600	$1,060,086

		$1,060,086

Metals & Mining — 1.9%

Anglo American PLC ADR	127,400	$1,372,098
Companhia Vale do Rio Doce ADR	140,900	1,934,557

		$3,306,655

Multi-Utilities — 4.7%

National Grid PLC	552,300	$4,588,743
RWE AG	49,000	3,532,333

		$8,121,076

Office Electronics — 0.6%

Neopost SA	12,000	$1,016,187

		$1,016,187

Oil, Gas & Consumable Fuels — 7.5%

ENI SpA	75,000	$1,609,435
Petroleo Brasileiro SA ADR	183,000	4,937,340
Total SA	128,000	6,404,576

		$12,951,351

Pharmaceuticals — 12.7%

AstraZeneca PLC ADR	105,000	$3,671,850
GlaxoSmithKline PLC ADR	93,200	2,866,832
Novartis AG	179,500	6,793,772
Roche Holding AG	22,400	2,824,733
Sanofi-Aventis	71,800	4,201,787
Shionogi & Co., Ltd.	94,000	1,617,192

		$21,976,166

Road & Rail — 1.3%

All America Latina Logistica SA	165,000	$847,256
East Japan Railway Co.	24,000	1,352,384

		$2,199,640

Software — 3.0%

Nintendo Co., Ltd.	19,000	$5,108,361

		$5,108,361

Tobacco — 4.1%

British American Tobacco PLC	257,000	$6,198,008
Japan Tobacco, Inc.	330	829,090

		$7,027,098

Trading Companies & Distributors — 2.4%

Mitsui & Co., Ltd.	396,000	$4,200,199

		$4,200,199

Wireless Telecommunication Services — 3.1%

Turkcell Iletisim Hizmetleri AS ADR	295,000	$3,746,500
Vodafone Group PLC ADR	88,000	1,614,800

		$5,361,300

Total Common Stocks
(identified cost $196,970,684)		$170,341,019

Total Investments — 98.5%
(identified cost $196,970,684)		$170,341,019

Other Assets, Less Liabilities — 1.5%		$2,522,269

Net Assets — 100.0%		$172,863,288

ADR - American Depository Receipt

(1)	Non-income producing security.

See notes to financial statements

16

Tax-Managed International Equity Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

Japan	18.5%	$32,022,885
United Kingdom	17.8	30,757,572
France	12.3	21,320,704
Switzerland	12.0	20,718,082
Germany	6.3	10,811,553
Spain	5.7	9,892,553
Brazil	4.5	7,719,152
Mexico	3.4	5,839,622
Singapore	3.1	5,396,252
Netherlands	2.6	4,539,275
Turkey	2.2	3,746,500
Hong Kong	2.0	3,516,377
Australia	1.8	3,135,370
Canada	1.8	3,011,400
Finland	1.0	1,775,431
Italy	0.9	1,609,435
Taiwan	0.8	1,328,037
Poland	0.7	1,232,000
Czech Republic	0.6	1,060,086
Republic of Korea	0.5	908,733

Total Investments	98.5%	$170,341,019

See notes to financial statements

17

Tax-Managed International Equity Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investments, at value (identified cost, $196,970,684)	$170,341,019
Receivable for investments sold	8,706,815
Dividends receivable	1,073,778
Interest receivable from affiliated investment	133
Tax reclaims receivable	582,324

Total assets	$180,704,069

Liabilities

Payable for investments purchased	$7,661,632
Payable to affiliate for investment adviser fee	141,264
Payable to affiliate for Trustees’ fees	852
Due to custodian	615
Accrued expenses	36,418

Total liabilities	$7,840,781

Net Assets applicable to investors’ interest in Portfolio	$172,863,288

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$199,485,160
Net unrealized depreciation (computed on the basis of identified cost)	(26,621,872)

Total	$172,863,288

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $436,268)	$3,610,586
Interest income allocated from affiliated investment	34,105
Expenses allocated from affiliated investment	(12,687)

Total investment income	$3,632,004

Expenses

Investment adviser fee	$941,942
Trustees’ fees and expenses	5,112
Custodian fee	72,622
Legal and accounting services	17,146
Miscellaneous	5,058

Total expenses	$1,041,880

Deduct —
Waiver of investment adviser fee	$310
Reduction of custodian fee	3

Total expense reductions	$313

Net expenses	$1,041,567

Net investment income	$2,590,437

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(48,137,867)
Foreign currency transactions	(61,802)

Net realized loss	$(48,199,669)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$19,839,542
Foreign currency	23,184

Net change in unrealized appreciation (depreciation)	$19,862,726

Net realized and unrealized loss	$(28,336,943)

Net decrease in net assets from operations	$(25,746,506)

See notes to financial statements

18

Tax-Managed International Equity Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$2,590,437	$7,564,683
Net realized loss from investment and foreign currency transactions	(48,199,669)	(18,002,627)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	19,862,726	(205,817,811)

Net decrease in net assets from operations	$(25,746,506)	$(216,255,755)

Capital transactions —
Contributions	$19,766,275	$112,879,082
Withdrawals	(48,136,338)	(61,316,483)

Net increase (decrease) in net assets from capital transactions	$(28,370,063)	$51,562,599

Net decrease in net assets	$(54,116,569)	$(164,693,156)

Net Assets

At beginning of period	$226,979,857	$391,673,013

At end of period	$172,863,288	$226,979,857

See notes to financial statements

19

Tax-Managed International Equity Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	1.12	%(2)(5)	1.09%	1.10%		1.12%	1.16%	1.21%
Net investment income	2.74	%(2)	2.08%	2.51	%(3)	1.38%	1.42%	1.24%
Portfolio Turnover	26	%(4)	34%	23%		25%	39%	62%

Total Return	(11.20	)%(4)	(48.82)%	36.97%		29.54%	23.36%	15.04%

Net assets, end of period (000’s omitted)	$172,863		$226,980	$391,673		$228,277	$151,601	$132,015

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Includes a dividend resulting from a corporate action equal to 0.96% of average daily net assets.

(4)	Not annualized.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the six months ended April 30, 2009). A portion of the waiver was borne by the sub-adviser.

See notes to financial statements

20

Tax-Managed International Equity Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 53.8% and 46.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since

21

Tax-Managed International Equity Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $954,081 of which $12,139 was allocated from Cash Management and $941,942 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 1.00% (annualized) of the Portfolio’s average daily net assets. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the six months ended April 30, 2009, BMR waived $310 of its adviser fee. Eagle, in turn, waived $310 of its sub-advisory fee.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who

22

Tax-Managed International Equity Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $47,861,425 and $62,671,365, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$197,514,360

Gross unrealized appreciation	$11,337,099
Gross unrealized depreciation	(38,510,440)

Net unrealized depreciation	$(27,173,341)

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$51,702,983
Level 2	Other Significant Observable Inputs	118,638,036
Level 3	Significant Unobservable Inputs	—

Total		$170,341,019

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

23

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

24

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed International Equity Portfolio, the portfolio in which Eaton Vance Tax-Managed International Equity Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Eagle Global Advisors, L.L.C. (“Eagle” or the “Sub-adviser”) including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into consideration the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing international equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, and of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

25

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

26

Eaton Vance Tax-Managed International Equity Fund

OFFICERS AND TRUSTEES

Eaton Vance Tax-Managed International Equity Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

Eaton Vance Tax-Managed International Equity Fund

OFFICERS AND TRUSTEES CONT’D

Tax-Managed International Equity Portfolio

Officers
Duncan W. Richardson
President

Edward R. Allen, III
Vice President

Thomas N. Hunt, III
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed International Equity Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

038-6/09	IGSRC

Eaton Vance
Investment Managers

Semiannual Report April 30, 2009

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

Miscellaneous
Income
1099-MISC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
William O. Bell IV, CFA
Co-Portfolio Manager
William R. Hackney, III, CFA
Co-Portfolio Manager
•	U.S. stocks rallied in the later stages of the six-month period that ended April 30, 2009. Much of the recent momentum was spurred by government efforts to stimulate economic growth and improve conditions in the credit markets. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/ May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.
•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to growth areas such as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.
•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.
•	For the six months that ended April 30, 2009, six of 10 sectors in the S&P MidCap 400 Index (the Index) registered positive returns.[1] Consumer discretionary and information technology made the largest contribution to Index returns, while financials and health care detracted the most.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund[2] posted positive returns for the six-month period that ended April 30, 2009, outperforming both the Index and its Lipper peer group.[1] Stock selection was the primary driver behind Fund returns.
•	The Fund’s holdings in the energy sector made the strongest impact on relative returns. Although the sector performed poorly for the Index, strong stock selection in oil, gas & consumable fuels provided the greatest boost to Fund performance. Financial stocks also made a significant contribution to returns, particularly Fund holdings in capital markets and real estate investment trusts. The Fund’s selectivity in electric utilities stocks made a further positive contribution.
•	The Fund’s holdings in the information technology, consumer staples and consumer discretionary sectors detracted from relative returns for the six months that ended April 30, 2009. In particular, certain of the Fund’s positions in software, communications equipment, personal products, tobacco, and diversified consumer services detracted from relative performance.
Eaton Vance Tax-Managed Mid-Cap Core Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	1.72%
Class B3	1.39
Class C3	1.39
S&P MidCap 400 Index[1]	-0.18
Lipper Mid-Cap Core Funds Average[1]	-1.87
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed Mid-Cap Core Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009
INVESTMENT UPDATE
•	As of April 30, 2009, the Fund’s holdings were broadly diversified across nine of the 10 economic sectors of the Index. (The Fund had no exposure to the telecommunication services sector, which represented less than 1% of the market capitalization of the Index.) In making investment decisions, the portfolio managers use a combination of growth and value disciplines, emphasizing seasoned, higher-quality companies whose stocks are considered to trade at attractive valuations relative to earnings or cash flow per share.
•	The day-to-day management of Tax-Managed Mid-Cap Core Portfolio is the responsibility of a team of two portfolio managers from Atlanta Capital Management. The team consists of William O. Bell IV and William R. Hackney, III. Mr. Bell, Vice President and Principal of Atlanta Capital and Mr. Hackney, Managing Partner and member of the Executive Committee of Atlanta Capital, have been employed by Atlanta Capital for more than five years and manage other Atlanta Capital investment portfolios.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Information
Top Ten Holdings1
By net assets

Affiliated Managers Group, Inc.	4.0%
Newfield Exploration Co.	3.3
Oceaneering International, Inc.	3.2
O’Reilly Automotive, Inc.	2.4
Ross Stores, Inc.	2.3
Donaldson Co., Inc.	2.3
Sonoco Products Co.	2.3
Rayonier, Inc.	2.3
Dollar Tree, Inc.	2.3
DENTSPLY International, Inc.	2.2

[1]	Top Ten Holdings represented 26.6% of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXMCX	EBMCX	ECMCX

Average Annual Total Returns (at net asset value)
Six Months	1.72%	1.39%	1.39%
One Year	-26.32	-26.90	-26.98
Five Years	0.50	-0.24	-0.27
Life of Fund†	1.91	1.17	1.15

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-4.09%	-3.61%	0.39%
One Year	-30.53	-30.56	-27.71
Five Years	-0.68	-0.60	-0.27
Life of Fund†	1.08	1.17	1.15

†	Inception Dates — Class A, Class B, and Class C: 3/4/02

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	1.66%	2.41%	2.41%
Net Expense Ratio	1.60	2.35	2.35

[2]	Source: Prospectus dated 3/1/09. Net expense ratio reflects a contractual expense reimbursement that continues through April 30, 2010. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this reimbursement, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-26.32%	0.50%	1.91%
Return After Taxes on Distributions	-26.32	0.13	1.65
Return After Taxes on Distributions and Sale of Fund Shares	-17.11	0.54	1.72
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-30.53%	-0.68%	1.08%
Return After Taxes on Distributions	-30.53	-1.05	0.81
Return After Taxes on Distributions and Sale of Fund Shares	-19.84	-0.47	0.99
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-26.90%	-0.24%	1.17%
Return After Taxes on Distributions	-26.90	-0.63	0.89
Return After Taxes on Distributions and Sale of Fund Shares	-17.49	-0.09	1.08
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-30.56%	-0.60%	1.17%
Return After Taxes on Distributions	-30.56	-0.99	0.89
Return After Taxes on Distributions and Sale of Fund Shares	-19.86	-0.39	1.08
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-26.98%	-0.27%	1.15%
Return After Taxes on Distributions	-26.98	-0.65	0.88
Return After Taxes on Distributions and Sale of Fund Shares	-17.54	-0.11	1.07
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-27.71%	-0.27%	1.15%
Return After Taxes on Distributions	-27.71	-0.65	0.88
Return After Taxes on Distributions and Sale of Fund Shares	-18.01	-0.11	1.07
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Mid-Cap Core Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,017.20	$8.00	**
Class B	$1,000.00	$1,013.90	$11.73	**
Class C	$1,000.00	$1,013.90	$11.73	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.00	**
Class B	$1,000.00	$1,013.10	$11.73	**
Class C	$1,000.00	$1,013.10	$11.73	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A shares, 2.35% for Class B shares and 2.35% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $23,661,979)	$24,734,146
Receivable for Fund shares sold	102,917
Receivable from the administrator of the Fund and sub-advisor of the Portfolio	15,471

Total assets	$24,852,534

Liabilities

Payable for Fund shares redeemed	$27,862
Payable to affiliate for distribution and service fees	9,626
Payable to affiliate for administration fee	2,867
Accrued expenses	8,327

Total liabilities	$48,682

Net Assets	$24,803,852

Sources of Net Assets

Paid-in capital	$26,286,093
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(2,576,653)
Accumulated undistributed net investment income	22,245
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,072,167

Total	$24,803,852

Class A Shares

Net Assets	$16,524,064
Shares Outstanding	1,639,818
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.08
Maximum Offering Price Per Share
(100 ÷ 94.25 of $10.08)	$10.69

Class B Shares

Net Assets	$2,813,934
Shares Outstanding	296,014
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.51

Class C Shares

Net Assets	$5,465,854
Shares Outstanding	575,495
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.50

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolio	$230,623
Interest allocated from Portfolio	52
Expenses allocated from Portfolio	(107,977)

Net investment income from Portfolio	$122,698

Expenses

Administration fee	$16,865
Trustees’ fees and expenses	250
Distribution and service fees
Class A	18,597
Class B	13,828
Class C	24,219
Transfer and dividend disbursing agent fees	22,104
Registration fees	18,514
Printing and postage	9,787
Legal and accounting services	9,223
Custodian fee	6,429
Miscellaneous	5,791

Total expenses	$145,607

Deduct —
Allocation of expenses to the administrator of the Fund and sub-adviser of the Portfolio	$45,154

Total expense reductions	$45,154

Net expenses	$100,453

Net investment income	$22,245

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(1,833,471)

Net realized loss	$(1,833,471)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$1,945,062

Net change in unrealized appreciation (depreciation)	$1,945,062

Net realized and unrealized gain	$111,591

Net increase in net assets from operations	$133,836

See notes to financial statements

6

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income (loss)	$22,245	$(182,183)
Net realized loss from investment transactions	(1,833,471)	(712,147)
Net change in unrealized appreciation (depreciation) of investments	1,945,062	(10,849,356)

Net increase (decrease) in net assets from operations	$133,836	$(11,743,686)

Distributions to shareholders —
From net realized gain
Class A	$—	$(1,631,947)
Class B	—	(403,944)
Class C	—	(596,306)

Total distributions to shareholders	$—	$(2,632,197)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,487,500	$4,078,939
Class B	210,360	195,836
Class C	984,145	894,312
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	1,437,508
Class B	—	369,556
Class C	—	492,053
Cost of shares redeemed
Class A	(4,474,960)	(4,805,013)
Class B	(465,814)	(856,013)
Class C	(856,354)	(1,736,810)
Net asset value of shares exchanged
Class A	215,078	276,499
Class B	(215,078)	(276,499)

Net increase (decrease) in net assets from Fund share transactions	$(115,123)	$70,368

Net increase (decrease) in net assets	$18,713	$(14,305,515)

Net Assets

At beginning of period	$24,785,139	$39,090,654

At end of period	$24,803,852	$24,785,139

Accumulated undistributed net investment income included in net assets

At end of period	$22,245	$—

See notes to financial statements

7

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$9.910		$15.400	$13.890	$12.360	$11.270	$10.670

Income (loss) from operations

Net investment income (loss)(1)	$0.020		$(0.035)	$(0.049)	$(0.067)	$(0.108)	$(0.102)
Net realized and unrealized gain (loss)	0.150		(4.430)	2.299	1.663	1.198	0.702

Total income (loss) from operations	$0.170		$(4.465)	$2.250	$1.596	$1.090	$0.600

Less distributions

From net realized gain	$—		$(1.025)	$(0.740)	$(0.066)	$—	$—

Total distributions	$—		$(1.025)	$(0.740)	$(0.066)	$—	$—

Net asset value — End of period	$10.080		$9.910	$15.400	$13.890	$12.360	$11.270

Total Return(2)	1.72	%(6)	(31.02)%	16.93%	12.96%	9.67%	5.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,524		$16,196	$24,406	$17,718	$13,761	$11,226
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.60	%(5)	1.60%	1.64%	1.70%	1.70%	1.70%
Net investment income (loss)	0.45	%(5)	(0.26)%	(0.34)%	(0.50)%	(0.89)%	(0.93)%
Portfolio Turnover of the Portfolio	17	%(6)	40%	38%	55%	53%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.41%, 0.06%, 0.07%, 0.07%, 0.16% and 0.22% of average daily net assets for the six months ended April 30, 2009 and the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$9.380		$14.740	$13.420	$12.030	$11.050	$10.540

Income (loss) from operations

Net investment loss(1)	$(0.012)		$(0.127)	$(0.151)	$(0.161)	$(0.194)	$(0.182)
Net realized and unrealized gain (loss)	0.142		(4.208)	2.211	1.617	1.174	0.692

Total income (loss) from operations	$0.130		$(4.335)	$2.060	$1.456	$0.980	$0.510

Less distributions

From net realized gain	$—		$(1.025)	$(0.740)	$(0.066)	$—	$—

Total distributions	$—		$(1.025)	$(0.740)	$(0.066)	$—	$—

Net asset value — End of period	$9.510		$9.380	$14.740	$13.420	$12.030	$11.050

Total Return(2)	1.39	%(6)	(31.56)%	16.07%	12.15%	8.87%	4.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,814		$3,316	$5,950	$6,577	$6,436	$5,741
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.35	%(5)	2.35%	2.39%	2.45%	2.45%	2.45%
Net investment loss	(0.28	)%(5)	(1.01)%	(1.08)%	(1.25)%	(1.64)%	(1.67)%
Portfolio Turnover of the Portfolio	17	%(6)	40%	38%	55%	53%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.41%, 0.06%, 0.07%, 0.07%, 0.16% and 0.22% of average daily net assets for the six months ended April 30, 2009 and the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$9.370		$14.740	$13.420	$12.030	$11.050	$10.540

Income (loss) from operations

Net investment loss(1)	$(0.013)		$(0.127)	$(0.151)	$(0.161)	$(0.194)	$(0.182)
Net realized and unrealized gain (loss)	0.143		(4.218)	2.211	1.617	1.174	0.692

Total income (loss) from operations	$0.130		$(4.345)	$2.060	$1.456	$0.980	$0.510

Less distributions

From net realized gain	$—		$(1.025)	$(0.740)	$(0.066)	$—	$—

Total distributions	$—		$(1.025)	$(0.740)	$(0.066)	$—	$—

Net asset value — End of period	$9.500		$9.370	$14.740	$13.420	$12.030	$11.050

Total Return(2)	1.39	%(6)	(31.63)%	16.07%	12.15%	8.87%	4.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,466		$5,273	$8,735	$7,051	$6,027	$5,450
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.35	%(5)	2.35%	2.39%	2.45%	2.45%	2.45%
Net investment loss	(0.30	)%(5)	(1.02)%	(1.08)%	(1.25)%	(1.64)%	(1.68)%
Portfolio Turnover of the Portfolio	17	%(6)	40%	38%	55%	53%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.41%, 0.06%, 0.07%, 0.07%, 0.16% and 0.22% of average daily net assets for the six months ended April 30, 2009 and the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (43.3% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $702,607 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $16,865. EVM and the sub-adviser of the Portfolio, Atlanta Capital Management Company LLC (Atlanta Capital), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.60% annually of the Fund’s average daily net assets for Class A and 2.35% annually of the Fund’s average daily net assets for Class B and Class C. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM and Atlanta Capital were allocated $14,111 and $31,043, respectively, of the Fund’s operating expenses for the six months ended April 30, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $1,364 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,300 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $18,597 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund

12

Eaton Vance Tax-Managed Mid-Cap Core Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

paid or accrued to EVD $10,371 and $18,164 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $49,000 and $505,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $3,457 and $6,055 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $2,000 and $35 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,690,616 and $5,936,228, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	499,900	308,214
Issued to shareholders electing to receive payments of distributions in Fund shares	—	100,949
Redemptions	(519,791)	(380,664)
Exchange from Class B shares	24,648	21,690

Net increase	4,757	50,189

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	24,170	16,348
Issued to shareholders electing to receive payments of distributions in Fund shares	—	27,233
Redemptions	(55,595)	(70,899)
Exchange to Class A shares	(26,086)	(22,824)

Net decrease	(57,511)	(50,142)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	116,148	74,740
Issued to shareholders electing to receive payments of distributions in Fund shares	—	36,260
Redemptions	(103,317)	(141,011)

Net increase (decrease)	12,831	(30,011)

13

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.7%

Security	Shares	Value

Air Freight & Logistics — 1.1%

CH Robinson Worldwide, Inc.	12,200	$648,552

		$648,552

Auto Components — 1.9%

BorgWarner, Inc.	37,000	$1,071,150

		$1,071,150

Capital Markets — 6.7%

Affiliated Managers Group, Inc.(1)	40,000	$2,274,000
Jeffries Group, Inc.	50,000	978,500
SEI Investments Co.	40,000	561,200

		$3,813,700

Chemicals — 2.6%

Albemarle Corp.	31,200	$836,784
RPM International, Inc.	46,000	635,720

		$1,472,504

Commercial Banks — 3.3%

City National Corp.	19,000	$695,400
TCF Financial Corp.	41,000	570,310
Westamerica Bancorporation	12,000	643,560

		$1,909,270

Communications Equipment — 1.0%

F5 Networks, Inc.(1)	20,000	$545,400

		$545,400

Construction & Engineering — 1.2%

Jacobs Engineering Group, Inc.(1)	18,000	$684,720

		$684,720

Construction Materials — 0.9%

Martin Marietta Materials, Inc.	6,000	$504,180

		$504,180

Containers & Packaging — 2.3%

Sonoco Products Co.	54,000	$1,318,140

		$1,318,140

Diversified Consumer Services — 1.3%

Matthews International Corp., Class A	24,000	$751,680

		$751,680

Electric Utilities — 1.2%

DPL, Inc.	29,300	$657,199

		$657,199

Electrical Equipment — 2.1%

AMETEK, Inc.	38,000	$1,223,980

		$1,223,980

Electronic Equipment, Instruments & Components — 2.7%

Amphenol Corp., Class A	25,600	$866,304
National Instruments Corp.	30,000	661,200

		$1,527,504

Energy Equipment & Services — 5.3%

FMC Technologies, Inc.(1)	35,000	$1,198,050
Oceaneering International, Inc.(1)	40,000	1,822,800

		$3,020,850

Food & Staples Retailing — 1.3%

Ruddick Corp.	30,000	$769,800

		$769,800

Food Products — 0.8%

Hormel Foods Corp.	15,000	$469,350

		$469,350

Gas Utilities — 3.2%

AGL Resources, Inc.	24,100	$751,197
National Fuel Gas Co.	33,000	1,079,430

		$1,830,627

See notes to financial statements

14

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 6.3%

Bard (C.R.), Inc.	7,800	$558,714
Beckman Coulter, Inc.	18,400	967,104
DENTSPLY International, Inc.	44,800	1,282,176
Varian Medical Systems, Inc.(1)	23,000	767,510

		$3,575,504

Health Care Providers & Services — 1.8%

Henry Schein, Inc.(1)	25,000	$1,026,000

		$1,026,000

Hotels, Restaurants & Leisure — 1.5%

Sonic Corp.(1)	79,850	$871,962

		$871,962

Household Durables — 1.7%

Mohawk Industries, Inc.(1)	21,000	$993,510

		$993,510

Insurance — 3.7%

Brown and Brown, Inc.	32,000	$622,720
HCC Insurance Holdings, Inc.	34,000	813,280
Markel Corp.(1)	2,300	660,100

		$2,096,100

IT Services — 1.2%

Fiserv, Inc.(1)	17,800	$664,296

		$664,296

Life Sciences Tools & Services — 3.7%

Bio-Rad Laboratories, Inc., Class A(1)	13,000	$905,970
Mettler Toledo International, Inc.(1)	20,000	1,232,600

		$2,138,570

Machinery — 6.0%

Donaldson Co., Inc.	40,000	$1,319,600
Graco, Inc.	36,000	849,240
IDEX Corp.	50,000	1,262,500

		$3,431,340

Media — 2.3%

John Wiley & Sons, Inc., Class A	21,000	$711,900
Morningstar, Inc.(1)	15,000	595,050

		$1,306,950

Metals & Mining — 2.1%

Commercial Metals Co.	80,000	$1,190,400

		$1,190,400

Multiline Retail — 2.3%

Dollar Tree, Inc.(1)	31,000	$1,312,540

		$1,312,540

Multi-Utilities — 1.7%

OGE Energy Corp.	38,300	$984,693

		$984,693

Oil, Gas & Consumable Fuels — 3.3%

Newfield Exploration Co.(1)	60,000	$1,870,800

		$1,870,800

Personal Products — 1.0%

Alberto-Culver Co.	25,000	$557,250

		$557,250

Professional Services — 1.4%

FTI Consulting, Inc.(1)	15,000	$823,200

		$823,200

Real Estate Investment Trusts (REITs) — 3.5%

Health Care REIT, Inc.	20,000	$681,400
Rayonier, Inc.	34,000	1,313,080

		$1,994,480

Road & Rail — 1.2%

Landstar System, Inc.	20,000	$712,200

		$712,200

See notes to financial statements

15

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.9%

Microchip Technology, Inc.	46,050	$1,059,150

		$1,059,150

Software — 6.4%

ANSYS, Inc.(1)	41,200	$1,137,944
Citrix Systems, Inc.(1)	16,000	456,480
Fair Isaac Corp.	57,000	958,740
Jack Henry & Associates, Inc.	62,500	1,126,250

		$3,679,414

Specialty Retail — 4.7%

O’Reilly Automotive, Inc.(1)	35,000	$1,359,750
Ross Stores, Inc.	35,500	1,346,870

		$2,706,620

Tobacco — 1.0%

Universal Corp., VA	19,000	$573,040

		$573,040

Trading Companies & Distributors — 1.1%

Fastenal Co.	17,000	$652,120

		$652,120

Total Common Stocks
(identified cost $53,197,118)		$56,438,745

Total Investments — 98.7%
(identified cost $53,197,118)		$56,438,745

Other Assets, Less Liabilities — 1.3%		$748,494

Net Assets — 100.0%		$57,187,239

(1)	Non-income producing security.

See notes to financial statements

16

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investments, at value (identified cost, $53,197,118)	$56,438,745
Cash	735,430
Dividends and interest receivable	63,802

Total assets	$57,237,977

Liabilities

Payable to affiliate for investment adviser fee	$29,396
Payable to affiliate for Trustees’ fees	264
Accrued expenses	21,078

Total liabilities	$50,738

Net Assets applicable to investors’ interest in Portfolio	$57,187,239

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$53,945,612
Net unrealized appreciation (computed on the basis of identified cost)	3,241,627

Total	$57,187,239

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends	$587,538
Interest	152

Total investment income	$587,690

Expenses

Investment adviser fee	$228,954
Trustees’ fees and expenses	1,576
Custodian fee	20,476
Legal and accounting services	14,399
Miscellaneous	2,446

Total expenses	$267,851

Deduct —
Reduction of investment adviser fee	$3,001

Total expense reductions	$3,001

Net expenses	$264,850

Net investment income	$322,840

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(4,464,199)

Net realized loss	$(4,464,199)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$3,936,483

Net change in unrealized appreciation (depreciation)	$3,936,483

Net realized and unrealized loss	$(527,716)

Net decrease in net assets from operations	$(204,876)

See notes to financial statements

17

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$322,840	$414,388
Net realized loss from investment transactions	(4,464,199)	(1,072,222)
Net change in unrealized appreciation (depreciation) of investments	3,936,483	(30,626,771)

Net decrease in net assets from operations	$(204,876)	$(31,284,605)

Capital transactions —
Contributions	$5,690,616	$5,183,135
Withdrawals	(17,713,437)	(14,648,201)

Net decrease in net assets from capital transactions	$(12,022,821)	$(9,465,066)

Net decrease in net assets	$(12,227,697)	$(40,749,671)

Net Assets

At beginning of period	$69,414,936	$110,164,607

At end of period	$57,187,239	$69,414,936

See notes to financial statements

18

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses(1)	0.93	%(2)	0.90%	0.90%	0.91%	0.91%	0.93%
Net investment income (loss)	1.14	%(2)	0.44%	0.41%	0.29%	(0.11)%	(0.15)%
Portfolio Turnover	17	%(3)	40%	38%	55%	53%	42%

Total Return	2.06	%(3)	(30.51)%	17.79%	13.85%	10.54%	6.43%

Net assets, end of period (000’s omitted)	$57,187		$69,415	$110,165	$97,877	$76,091	$67,130

(1)	The investment adviser waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for the six months ended April 30, 2009 and year ended October 31, 2008 and less that 0.01% of average daily net assets for each of the years ended October 31, 2007, 2006, 2005 and 2004). A portion of the waiver was borne by the sub-adviser.

(2)	Annualized.

(3)	Not annualized.

See notes to financial statements

19

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Tax-Managed Mid-Cap Core Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 43.3% and 56.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

20

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the six months ended April 30, 2009, the adviser fee was 0.80% (annualized) of the Portfolio’s average daily net assets and amounted to $228,954. BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the six months ended April 30, 2009, BMR waived $3,001 of its adviser fee. Atlanta Capital, in turn, waived $3,001 of its sub-adviser fee.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $9,898,258 and $21,397,558, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$53,260,545

Gross unrealized appreciation	$8,375,065
Gross unrealized depreciation	(5,196,865)

Net unrealized appreciation	$3,178,200

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

6   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective

21

Tax-Managed Mid-Cap Core Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$56,438,745
Level 2	Other Significant Observable Inputs	—
Level 3	Significant Unobservable Inputs	—

Total		$56,438,745

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

22

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

23

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Mid-Cap Core Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Mid-Cap Core Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Atlanta Capital Management Company LLC (the “Sub-adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

24

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees (including administrative fees) and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Administrator waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

25

Eaton Vance Tax-Managed Mid-Cap Core Fund

OFFICERS AND TRUSTEES

Eaton Vance Tax-Managed Mid-Cap Core Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

26

Eaton Vance Tax-Managed Mid-Cap Core Fund

OFFICERS AND TRUSTEES CONT’D

Tax-Managed Mid-Cap Core Portfolio

Officers
Duncan W. Richardson
President

William O. Bell, IV
Vice President

Thomas E. Faust Jr.
Vice President and Trustee

William R. Hackney, III
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

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Investment Adviser of Tax-Managed Mid-Cap Core Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed Mid-Cap Core Portfolio
Atlanta Capital Management Company LLC
1349 West Peachtree Street
Suite 1600
Atlanta, GA 30309

Administrator of Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed Mid-Cap Core Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective, risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1301-6/09	TMMCCSRC

Eaton Vance
Investment Managers

Semiannual Report April 30, 2009

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

7•52+
6•99+
2•03+
17•55+
2•55+
2•55+
6•33+
1•17+
55•03+
1•10+
6•02+
3•01+
5•55+
Miscellaneous
Income
1099-MISC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Arieh Coll
Portfolio Manager
•	U.S. stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000. Much of the momentum was spurred by the Obama administration’s efforts to help banks eliminate illiquid assets and revive credit. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.[1]
•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.
•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.
•	For the six months that ended April 30, 2009, five of the 10 sectors in the Russell MidCap Growth Index (the Index) registered positive returns.[1] Consumer discretionary was the best-performing sector; other positive performers included materials, information technology, telecommunication services and industrials. The negative performers were health care, consumer staples, financials, energy and utilities. Market-leading industries for the six months were food & staples retailing, Internet & catalog retail, and building products. On the down side, consumer finance stocks were the worst performers, losing nearly 55% of their value. Airline stocks and those in the oil, gas & consumable fuels industry were also hard hit.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund[2] was positioned defensively for most of the six-month period, targeting recession-resistant stocks, especially in the consumer staples sector, and shying from cyclical stocks, such as those in the materials and consumer discretionary sectors, that have historically tended to perform poorly during recessionary periods. As the months unfolded, management remained watchful for indicators that the economy’s rate of decline was slowing, which, historically, has often been a harbinger of economic recovery. During March and April, management believed it saw evidence that the rate of economic deterioration was easing and, therefore, began to reposition the Fund into more cyclical stocks.
•	The equity market also appeared to be encouraged by the trends in economic data and rallied strongly in March and April. At the end of the six-month period on April 30, 2009, the Fund’s return lagged that of the Russell MidCap Growth Index. However, all share classes of the Fund recorded positive total returns and outperformed both the S&P 500 and the Lipper Mid-Cap Growth Funds Average.
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	1.60%
Class B3	1.23
Class C3	1.23
Russell MidCap Growth Index[1]	2.71
S&P 500 Index[1]	-8.52
Lipper Mid-Cap Growth Funds Average[1]	-0.87
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed Multi-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009
INVESTMENT UPDATE
•	The Fund was slightly underweight in the energy sector and heavily overweight in the financials sector, both poor performers in the Index during the six months ended April 30, 2009, but strong stock selection in both sectors provided the greatest boost to the Fund’s performance. As an example, a manufacturer of motor oil and other automobile engine additives posted a return of more than 60% for the period, benefiting from the drop in the price of oil while being able to maintain prices for its finished products at service stations. Investments in the telecommunication services sector, especially in wireless telecom stocks, helped Fund returns significantly. The utilities and materials sectors both had a positive impact on Fund performance.
•	The Fund’s holdings in consumer staples, health care and industrials detracted from performance for the six-month period. Although almost evenly weighted with the Index in the consumer discretionary sector, the Fund’s holdings in textiles, apparel & luxury goods, as well as in diversified consumer services and in household durables, hurt relative performance. The household durables industry, however, provides a good case study of the Fund shifting from a defensive to an offensive posture after the early-March bottom in the equity markets. The stock of one manufacturer of heavy appliances (refrigerators, washers, dryers, etc.) was down more than 50% at the market trough. Consumers simply were not buying these kinds of appliances. On evidence that the rate of economic decline was slowing, however, the Fund shifted assets into this manufacturer. The stock more than doubled in the final six weeks of the period.
•	Information technology was held back by lagging performance in electronic equipment, instruments & components. The Fund was underweighted in the industrials sector, but stock selection detracted from performance. The airlines industry provides a good example. When oil prices plummeted from around $146 per barrel during the summer of 2008 to approximately $30 per barrel later in the year, airlines appeared well positioned to realize substantial profits, considering fuel represents about 35% of airline operating costs. Instead of allocating this cost savings toward their bottom lines, however, the airlines aggressively cut ticket prices. As a result, airlines stocks lost nearly 38% during the six-month reporting period.
Portfolio Composition
Top Ten Holdings1
By net assets

Lubrizol Corp.	2.7%
Liberty Entertainment, Series A	2.6
Advance Auto Parts, Inc.	2.5
Crown Castle International Corp.	2.5
MetLife, Inc.	2.4
Wells Fargo & Co.	2.4
Harley-Davidson, Inc.	2.4
Scientific Games Corp., Class A	2.4
Petrohawk Energy Corp.	2.2
Paladin Energy, Ltd.	2.2

[1]	Top Ten Holdings represented 24.3% of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EACPX	EBCPX	ECCPX

Average Annual Total Returns (at net asset value)

Six Months	1.60%	1.23%	1.23%
One Year	-40.23	-40.65	-40.62
Five Years	1.62	0.87	0.87
Life of Fund†	0.71	-0.11	-0.09

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-4.21%	-3.77%	0.23%
One Year	-43.68	-43.62	-41.21
Five Years	0.42	0.53	0.87
Life of Fund†	0.03	-0.11	-0.09

†	Inception Dates – Class A: 6/30/00; Class B: 7/10/00; Class C: 7/10/00

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.39%	2.14%	2.14%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Lipper Quintile Rankings3
By total return as of 4/30/09
EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND CLASS A
LIPPER MID-CAP GROWTH FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	4th	431 of 549 funds
3 Years	1st	24 of 476 funds
5 Years	1st	44 of 393 funds

[3]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

3

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-40.23%	1.62%	0.71%
Return After Taxes on Distributions	-40.23	0.94	0.32
Return After Taxes on Distributions and Sale of Fund Shares	-26.15	1.49	0.66
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-43.68%	0.42%	0.03%
Return After Taxes on Distributions	-43.68	-0.25	-0.35
Return After Taxes on Distribution and Sale of Fund Shares	-28.39	0.46	0.09
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-40.65%	0.87%	-0.11%
Return After Taxes on Distributions	-40.65	0.19	-0.50
Return After Taxes on Distributions and Sale of Fund Shares	-26.42	0.87	-0.02
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-43.62%	0.53%	-0.11%
Return After Taxes on Distributions	-43.62	-0.15	-0.50
Return After Taxes on Distributions and Sale of Fund Shares	-28.35	0.59	-0.02
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-40.62%	0.87%	-0.09%
Return After Taxes on Distributions	-40.62	0.19	-0.47
Return After Taxes on Distributions and Sale of Fund Shares	-26.40	0.87	0.00
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-41.21%	0.87%	-0.09%
Return After Taxes on Distributions	-41.21	0.19	-0.47
Return After Taxes on Distributions and Sale of Fund Shares	-26.79	0.87	0.00
Class A of the Fund commenced investment operations on 6/30/00. Class B and Class C of the Fund commenced investment operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Multi-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,016.00	$8.30
Class B	$1,000.00	$1,012.30	$12.02
Class C	$1,000.00	$1,012.30	$12.02

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.60	$8.30
Class B	$1,000.00	$1,012.80	$12.03
Class C	$1,000.00	$1,012.80	$12.03

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66% for Class A shares, 2.41% for Class B shares and 2.41% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $51,427,692)	$62,595,094
Receivable for Fund shares sold	216,519

Total assets	$62,811,613

Liabilities

Payable for Fund shares redeemed	$195,357
Payable to affiliate for distribution and service fees	26,567
Payable to affiliate for administration fee	7,257
Payable to affiliate for Trustees’ fees	41
Accrued expenses	41,971

Total liabilities	$271,193

Net Assets	$62,540,420

Sources of Net Assets

Paid-in capital	$102,963,836
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(51,727,224)
Accumulated undistributed net investment income	136,406
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	11,167,402

Total	$62,540,420

Class A Shares

Net Assets	$37,719,954
Shares Outstanding	4,250,724
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.87
Maximum Offering Price Per Share
(100 ÷ 94.25 of $8.87)	$9.41

Class B Shares

Net Assets	$8,085,702
Shares Outstanding	983,771
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.22

Class C Shares

Net Assets	$16,734,764
Shares Outstanding	2,034,545
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $2,405)	$460,567
Interest allocated from Portfolio	14,671
Securities lending income allocated from Portfolio, net	97,116
Expenses allocated from Portfolio	(230,763)

Net investment income from Portfolio	$341,591

Expenses

Administration fee	$44,601
Trustees’ fees and expenses	245
Distribution and service fees
Class A	45,878
Class B	39,964
Class C	73,860
Transfer and dividend disbursing agent fees	67,860
Printing and postage	25,562
Registration fees	19,062
Custodian fee	13,998
Legal and accounting services	8,496
Miscellaneous	6,443

Total expenses	$345,969

Net investment loss	$(4,378)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(24,354,537)
Foreign currency transactions	(3,047)

Net realized loss	$(24,357,584)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$20,659,746

Net change in unrealized appreciation (depreciation)	$20,659,746

Net realized and unrealized loss	$(3,697,838)

Net decrease in net assets from operations	$(3,702,216)

See notes to financial statements

6

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment loss	$(4,378)	$(415,493)
Net realized loss from investment and foreign currency transactions	(24,357,584)	(27,514,596)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	20,659,746	(38,895,017)

Net decrease in net assets from operations	$(3,702,216)	$(66,825,106)

Distributions to shareholders —
From net investment income
Class A	$—	$(606,256)
Class B	—	(91,011)
Class C	—	(159,283)
From net realized gain
Class A	—	(6,777,256)
Class B	—	(2,724,125)
Class C	—	(3,800,678)

Total distributions to shareholders	$—	$(14,158,609)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,791,049	$73,631,304
Class B	1,197,578	3,064,951
Class C	2,559,660	10,641,705
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	6,507,868
Class B	—	2,341,547
Class C	—	3,057,193
Cost of shares redeemed
Class A	(23,495,693)	(23,768,797)
Class B	(1,769,752)	(3,092,542)
Class C	(4,179,819)	(5,129,189)
Net asset value of shares exchanged
Class A	1,141,264	1,541,276
Class B	(1,141,264)	(1,541,276)

Net increase (decrease) in net assets from Fund share transactions	$(18,896,977)	$67,254,040

Net decrease in net assets	$(22,599,193)	$(13,729,675)

Net Assets

At beginning of period	$85,139,613	$98,869,288

At end of period	$62,540,420	$85,139,613

Accumulated undistributed net investment income included in net assets

At end of period	$136,406	$140,784

See notes to financial statements

7

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Net asset value — Beginning of period	$8.730		$17.990	$12.750		$10.850	$10.060	$9.690

Income (loss) from operations

Net investment income (loss)(1)	$0.011		$(0.010)	$0.217	(2)	$(0.019)	$(0.072)	$(0.083)
Net realized and unrealized gain (loss)	0.129		(6.853)	5.276		2.144	0.862	0.453

Total income (loss) from operations	$0.140		$(6.863)	$5.493		$2.125	$0.790	$0.370

Less distributions

From net investment income	$—		$(0.197)	$—		$—	$—	$—
From net realized gain	—		(2.200)	(0.253)		(0.225)	—	—

Total distributions	$—		$(2.397)	$(0.253)		$(0.225)	$—	$—

Net asset value — End of period	$8.870		$8.730	$17.990		$12.750	$10.850	$10.060

Total Return(3)	1.60	%(7)	(43.97)%	43.76%		19.84%	7.85%	3.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37,720		$56,537	$49,517		$25,559	$21,998	$23,462
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.66	%(6)	1.38%	1.43%		1.49%	1.55%	1.52%
Net investment income (loss)	0.30	%(6)	(0.07)%	1.45	%(2)	(0.16)%	(0.67)%	(0.84)%
Portfolio Turnover of the Portfolio	115	%(7)	283%	157%		181%	217%	239%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.265 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.31)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses. The Portfolio’s adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for each of the years ended October 31, 2006 and 2004).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Net asset value — Beginning of period	$8.120		$16.880	$12.070		$10.350	$9.680	$9.390

Income (loss) from operations

Net investment income (loss)(1)	$(0.018)		$(0.111)	$0.120	(2)	$(0.096)	$(0.146)	$(0.153)
Net realized and unrealized gain (loss)	0.118		(6.375)	4.943		2.041	0.816	0.443

Total income (loss) from operations	$0.100		$(6.486)	$5.063		$1.945	$0.670	$0.290

Less distributions

From net investment income	$—		$(0.074)	$—		$—	$—	$—
From net realized gain	—		(2.200)	(0.253)		(0.225)	—	—

Total distributions	$—		$(2.274)	$(0.253)		$(0.225)	$—	$—

Net asset value — End of period	$8.220		$8.120	$16.880		$12.070	$10.350	$9.680

Total Return(3)	1.23	%(7)	(44.36)%	42.64%		19.04%	6.92%	3.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,086		$10,119	$20,815		$17,797	$18,653	$20,928
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.41	%(6)	2.13%	2.19%		2.24%	2.30%	2.27%
Net investment income (loss)	(0.51	)%(6)	(0.84)%	0.86	%(2)	(0.85)%	(1.42)%	(1.60)%
Portfolio Turnover of the Portfolio	115	%(7)	283%	157%		181%	217%	239%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.263 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.02)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses. The Portfolio’s adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for each of the years ended October 31, 2006 and 2004).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Net asset value — Beginning of period	$8.130		$16.910	$12.090		$10.370	$9.700	$9.410

Income (loss) from operations

Net investment income (loss)(1)	$(0.018)		$(0.109)	$0.111	(2)	$(0.100)	$(0.146)	$(0.151)
Net realized and unrealized gain (loss)	0.118		(6.379)	4.962		2.045	0.816	0.441

Total income (loss) from operations	$0.100		$(6.488)	$5.073		$1.945	$0.670	$0.290

Less distributions

From net investment income	$—		$(0.092)	$—		$—	$—	$—
From net realized gain	—		(2.200)	(0.253)		(0.225)	—	—

Total distributions	$—		$(2.292)	$(0.253)		$(0.225)	$—	$—

Net asset value — End of period	$8.230		$8.130	$16.910		$12.090	$10.370	$9.700

Total Return(3)	1.23	%(7)	(44.33)%	42.65%		19.01%	6.91%	3.08%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,735		$18,483	$28,537		$18,224	$17,058	$18,373
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.41	%(6)	2.13%	2.18%		2.24%	2.30%	2.27%
Net investment income (loss)	(0.52	)%(6)	(0.83)%	0.79	%(2)	(0.89)%	(1.42)%	(1.57)%
Portfolio Turnover of the Portfolio	115	%(7)	283%	157%		181%	217%	239%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.260 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.05)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses. The Portfolio’s adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for each of the years ended October 31, 2006 and 2004).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (55.4% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $23,990,714 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $44,601. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $3,884 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,644 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and services fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $45,878 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $29,973 and $55,395 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $595,000 and $1,597,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are

12

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $9,991 and $18,465 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $400, $7,000 and $4,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $11,061,569 and $30,023,394, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	898,468	5,089,553
Issued to shareholders electing to receive payments of distributions in Fund shares	—	419,863
Redemptions	(3,277,593)	(1,900,703)
Exchange from Class B shares	156,313	112,178

Net increase (decrease)	(2,222,812)	3,720,891

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	165,127	228,869
Issued to shareholders electing to receive payments of distributions in Fund shares	—	161,375
Redemptions	(258,748)	(257,295)
Exchange to Class A shares	(168,461)	(120,215)

Net increase (decrease)	(262,082)	12,734

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	368,819	803,697
Issued to shareholders electing to receive payments of distributions in Fund shares	—	210,551
Redemptions	(608,309)	(427,672)

Net increase (decrease)	(239,490)	586,576

13

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.0%

Security	Shares	Value

Auto Components — 0.6%

Goodyear Tire & Rubber Co. (The)(1)	62,100	$682,479

		$682,479

Automobiles — 2.4%

Harley-Davidson, Inc.	122,500	$2,714,600

		$2,714,600

Beverages — 0.0%

Central European Distribution Corp.(1)	100	$2,240
Heckmann Corp.(1)	63	332

		$2,572

Biotechnology — 1.0%

Biogen Idec, Inc.(1)	8,126	$392,811
Genzyme Corp.(1)	14,830	790,884

		$1,183,695

Building Products — 1.5%

Owens Corning, Inc.(1)	78,000	$1,396,200
USG Corp.(1)	23,000	341,780

		$1,737,980

Capital Markets — 1.3%

Aberdeen Asset Management PLC	70,620	$136,950
Affiliated Managers Group, Inc.(1)	23,205	1,319,204
Goldman Sachs Group, Inc.	100	12,850

		$1,469,004

Chemicals — 6.9%

Celanese Corp., Class A	71,000	$1,479,640
CF Industries Holdings, Inc.	11,200	806,960
Lubrizol Corp.	71,200	3,077,264
NewMarket Corp.	39,000	2,457,000
Potash Corp. of Saskatchewan, Inc.	3	259

		$7,821,123

Commercial Banks — 2.7%

SVB Financial Group(1)(2)	13,300	$276,108
Wells Fargo & Co.	138,000	2,761,380

		$3,037,488

Commercial Services & Supplies — 0.9%

Copart, Inc.(1)	32,000	$1,004,480

		$1,004,480

Communications Equipment — 2.8%

Brocade Communications Systems, Inc.(1)	399,100	$2,306,798
Polycom, Inc.(1)	500	9,320
Research In Motion, Ltd.(1)	12,100	840,950
Riverbed Technology, Inc.(1)	1,000	18,320

		$3,175,388

Computers & Peripherals — 0.0%

Apple, Inc.(1)	10	$1,258
Synaptics, Inc.(1)	150	4,872

		$6,130

Construction & Engineering — 2.3%

Foster Wheeler AG(1)	26,000	$559,780
Granite Construction, Inc.	49,500	1,952,775
KBR, Inc.	1,000	15,620
Perini Corp.(1)	3,539	61,225

		$2,589,400

Consumer Finance — 2.5%

Discover Financial Services	209,000	$1,699,170
SLM Corp.(1)	227,173	1,097,246

		$2,796,416

Diversified Consumer Services — 1.4%

Capella Education Co.(1)	100	$5,138
Corinthian Colleges, Inc.(1)	104,000	1,601,600

		$1,606,738

Diversified Financial Services — 1.8%

IntercontinentalExchange, Inc.(1)	100	$8,760
JPMorgan Chase & Co.	60,000	1,980,000

		$1,988,760

Diversified Telecommunication Services — 0.0%

Maxcom Telecomunicaciones SAB de C.V. ADR(1)	39	$90

		$90

Electrical Equipment — 3.2%

First Solar, Inc.(1)	6,400	$1,198,656
GrafTech International, Ltd.(1)	172,000	1,511,880

See notes to financial statements

14

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Electrical Equipment (continued)

JA Solar Holdings Co., Ltd. ADR(1)	273,000	$958,230
Vestas Wind Systems A/S(1)	33	2,142

		$3,670,908

Electronic Equipment, Instruments & Components — 0.1%

IPG Photonics Corp.(1)	100	$1,117
Itron, Inc.(1)	3,200	147,200

		$148,317

Energy Equipment & Services — 4.5%

Complete Production Services, Inc.(1)	108,616	$725,555
Nabors Industries, Ltd.(1)	46,000	699,660
Patterson-UTI Energy, Inc.	58,000	737,180
Pride International, Inc.(1)	81,176	1,842,695
Transocean, Ltd.(1)	16,000	1,079,680

		$5,084,770

Food & Staples Retailing — 0.0%

Shoppers Drug Mart Corp.	64	$2,314

		$2,314

Health Care Equipment & Supplies — 0.7%

Masimo Corp.(1)	26,000	$751,400
Thoratec Corp.(1)	25	726

		$752,126

Health Care Providers & Services — 1.0%

Express Scripts, Inc.(1)	12,000	$767,640
Health Management Associates, Inc., Class A(1)	79,000	368,930
Henry Schein, Inc.(1)	1,000	41,040

		$1,177,610

Hotels, Restaurants & Leisure — 2.4%

Scientific Games Corp., Class A(1)	152,000	$2,658,480
Starbucks Corp.(1)	500	7,230

		$2,665,710

Household Durables — 1.6%

Mohawk Industries, Inc.(1)	14,300	$676,533
Whirlpool Corp.	24,300	1,097,388

		$1,773,921

Insurance — 8.6%

Admiral Group PLC	42,000	$561,664
Allied World Assurance Holdings, Ltd.	60,000	2,228,400
Fairfax Financial Holdings, Ltd.	2,600	689,988
Fidelity National Financial, Inc., Class A	112,765	2,044,429
First American Corp.	51,996	1,460,048
MetLife, Inc.	93,100	2,769,725
Progressive Corp.(1)	400	6,112

		$9,760,366

Internet & Catalog Retail — 1.9%

HSN, Inc.(1)	100	$691
Netflix, Inc.(1)	100	4,531
Priceline.com, Inc.(1)	22,140	2,149,573

		$2,154,795

Internet Software & Services — 4.2%

Akamai Technologies, Inc.(1)	61,000	$1,343,220
DealerTrack Holdings, Inc.(1)	1,000	15,180
Equinix, Inc.(1)	31,000	2,177,130
MercadoLibre, Inc.(1)	46,000	1,257,180
Move, Inc.(1)	1,013	2,077

		$4,794,787

IT Services — 2.9%

Euronet Worldwide, Inc.(1)	59,000	$954,620
MasterCard, Inc., Class A	11,100	2,036,295
Wright Express Corp.(1)	10,000	228,800

		$3,219,715

Machinery — 0.0%

Hansen Transmissions International NV(1)	500	$1,089

		$1,089

Media — 3.1%

Arbitron, Inc.	26,435	$550,377
Liberty Entertainment, Series A(1)	120,000	2,922,000

		$3,472,377

Metals & Mining — 1.6%

Gammon Gold, Inc.(1)	259,000	$1,748,250
Schnitzer Steel Industries, Inc.	500	24,780
Silver Wheaton Corp.(1)	1,000	7,620

		$1,780,650

See notes to financial statements

15

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Multiline Retail — 1.3%

Big Lots, Inc.(1)	52,100	$1,440,044

		$1,440,044

Oil, Gas & Consumable Fuels — 9.3%

Centennial Coal Co., Ltd.	2,000	$2,619
Chesapeake Energy Corp.	58,000	1,143,180
Continental Resources, Inc.(1)	1,000	23,350
Enbridge Energy Partners, LP(2)	21,800	790,686
Goodrich Petroleum Corp.(1)(2)	23,848	546,835
Hess Corp.	10,500	575,295
Newfield Exploration Co.(1)	40,000	1,247,200
Paladin Energy, Ltd.(1)(2)	770,000	2,464,929
Patriot Coal Corp.(1)	500	3,150
Petrohawk Energy Corp.(1)	105,100	2,480,360
Petroleo Brasileiro SA ADR	1,000	33,570
Walter Energy, Inc.	53,000	1,208,400

		$10,519,574

Personal Products — 0.0%

Bare Escentuals, Inc.(1)	1,000	$9,260
Herbalife, Ltd.	86	1,704

		$10,964

Pharmaceuticals — 0.3%

Abbott Laboratories	100	$4,185
Perrigo Co.	14,000	362,880

		$367,065

Professional Services — 1.0%

Equifax, Inc.	38,000	$1,108,080

		$1,108,080

Real Estate Investment Trusts (REITs) — 1.9%

Annaly Capital Management, Inc.	123	$1,731
Chimera Investment Corp.	144,552	510,269
Host Hotels & Resorts, Inc.	212,000	1,630,280

		$2,142,280

Road & Rail — 0.5%

Kansas City Southern(1)	37,000	$564,250

		$564,250

Semiconductors & Semiconductor Equipment — 5.4%

Atheros Communications, Inc.(1)	77,000	$1,325,940
Cavium Networks, Inc.(1)	100	1,258
NVIDIA Corp.(1)	146,500	1,681,820
ON Semiconductor Corp.(1)	220,859	1,197,056
Renesola, Ltd. ADR(1)	126,000	437,220
Tessera Technologies, Inc.(1)	58,000	814,320
Varian Semiconductor Equipment Associates, Inc.(1)	24,500	626,955

		$6,084,569

Software — 1.9%

Ariba, Inc.(1)	1,000	$9,610
Check Point Software Technologies, Ltd.(1)	75,500	1,749,335
Concur Technologies, Inc.(1)	100	2,707
Rosetta Stone, Inc.(1)	12,889	386,025

		$2,147,677

Specialty Retail — 5.5%

Advance Auto Parts, Inc.	64,085	$2,803,719
Best Buy Co., Inc.	62,600	2,402,588
CarMax, Inc.(1)	500	6,380
Children’s Place Retail Stores, Inc. (The)(1)	10,500	298,620
Gap, Inc. (The)	35,000	543,900
Hibbett Sports, Inc.(1)	6,336	132,106
Jo-Ann Stores, Inc.(1)	100	1,832

		$6,189,145

Textiles, Apparel & Luxury Goods — 3.9%

Gildan Activewear, Inc.(1)(2)	186,400	$2,134,280
Hanesbrands, Inc.(1)	140,000	2,304,400

		$4,438,680

Trading Companies & Distributors — 0.6%

WESCO International, Inc.(1)	26,000	$676,000

		$676,000

Transportation Infrastructure — 1.0%

Aegean Marine Petroleum Network, Inc.	76,500	$1,158,975

		$1,158,975

Wireless Telecommunication Services — 2.5%

Crown Castle International Corp.(1)	113,000	$2,770,760

		$2,770,760

Total Common Stocks
(identified cost $90,145,024)		$111,893,861

See notes to financial statements

16

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Investment Funds — 0.0%

Security	Shares	Value

Capital Markets — 0.0%

India Fund, Inc.	1,000	$20,580

Total Investment Funds
(identified cost $39,533)		$20,580

Short-Term Investments — 5.6%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(3)	$3,360	$3,359,694
Eaton Vance Cash Collateral Fund, LLC, 0.97%(3)(4)	2,931	2,931,464

Total Short-Term Investments
(identified cost $6,279,799)		$6,291,158

Total Investments — 104.6%
(identified cost $96,464,356)		$118,205,599

Other Assets, Less Liabilities — (4.6)%		$(5,236,043)

Net Assets — 100.0%		$112,969,556

ADR – American Depository Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at April 30, 2009.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

(4)	The amount invested in the Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at April 30, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

17

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value including $2,753,278 of securities on loan (identified cost, $90,184,557)	$111,914,441
Affiliated investments, at value (identified cost, $6,279,799)	6,291,158
Receivable for investments sold	1,975,882
Dividends receivable	57,635
Interest receivable from affiliated investment	120
Securities lending income receivable	8,418

Total assets	$120,247,654

Liabilities

Payable for investments purchased	$4,255,576
Collateral for securities loaned	2,931,464
Payable to affiliate for investment adviser fee	56,729
Payable to affiliate for Trustees’ fees	441
Accrued expenses	33,888

Total liabilities	$7,278,098

Net Assets applicable to investors’ interest in Portfolio	$112,969,556

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$91,228,313
Net unrealized appreciation (computed on the basis of identified cost)	21,741,243

Total	$112,969,556

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $4,367)	$816,026
Securities lending income, net	169,028
Interest income allocated from affiliated investment	25,364
Expenses allocated from affiliated investment	(10,419)

Total investment income	$999,999

Expenses

Investment adviser fee	$335,684
Trustees’ fees and expenses	2,458
Custodian fee	42,482
Legal and accounting services	17,995
Miscellaneous	2,731

Total expenses	$401,350

Net investment income	$598,649

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(38,208,505)
Investment transactions allocated from affiliated investment	15,997
Foreign currency transactions	(5,201)

Net realized loss	$(38,197,709)

Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$34,020,363

Net change in unrealized appreciation (depreciation)	$34,020,363

Net realized and unrealized loss	$(4,177,346)

Net decrease in net assets from operations	$(3,578,697)

See notes to financial statements

18

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$598,649	$1,091,692
Net realized loss from investment and foreign currency transactions	(38,197,709)	(31,813,632)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	34,020,363	(79,993,225)

Net decrease in net assets from operations	$(3,578,697)	$(110,715,165)

Capital transactions —
Contributions	$12,438,454	$87,002,684
Withdrawals	(36,399,753)	(54,709,084)

Net increase (decrease) in net assets from capital transactions	$(23,961,299)	$32,293,600

Net decrease in net assets	$(27,539,996)	$(78,421,565)

Net Assets

At beginning of period	$140,509,552	$218,931,117

At end of period	$112,969,556	$140,509,552

See notes to financial statements

19

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)(2)	0.78	%(4)	0.76%	0.72%		0.76%	0.77%	0.76%
Net investment income (loss)	1.13	%(4)	0.54%	2.24	%(3)	0.59%	0.10%	(0.06)%
Portfolio Turnover	115	%(5)	283%	157%		181%	217%	239%

Total Return	2.05	%(5)	(43.60)%	44.75%		20.69%	8.71%	4.60%

Net assets, end of period (000’s omitted)	$112,970		$140,510	$218,931		$150,563	$135,774	$108,894

(1)	The investment adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for each of the years ended October 31, 2006 and 2004).

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Includes special dividends equal to 1.85% of average daily net assets.

(4)	Annualized.

(5)	Not annualized.

See notes to financial statements

20

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 55.4% and 44.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

21

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $345,655 which $9,971 was allocated from Cash Management and $335,684 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.65% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who

22

Tax-Managed Multi-Cap Growth Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $122,942,585 and $139,352,337, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$99,696,001

Gross unrealized appreciation	$21,534,166
Gross unrealized depreciation	(3,024,568)

Net unrealized appreciation	$18,509,598

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $8,680 for the six months ended April 30, 2009. At April 30, 2009, the value of the securities loaned and the value of the collateral received amounted to $2,753,278 and $2,931,464, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$117,501,134
Level 2	Other Significant Observable Inputs	704,465
Level 3	Significant Unobservable Inputs	—

Total		$118,205,599

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

23

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

24

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

25

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees (including administrative fees) and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

26

Eaton Vance Tax-Managed Multi-Cap Growth Fund

OFFICERS AND TRUSTEES

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

Eaton Vance Tax-Managed Multi-Cap Growth Fund

OFFICERS AND TRUSTEES CONT’D

Tax-Managed Multi-Cap Growth Portfolio

Officers Duncan W. Richardson President Arieh Coll Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

824-6/09	TMCAPSRC

Eaton Vance
Investment Managers

Semiannual Report April 30, 2009

EATON VANCE TAX-MANAGED SMALL-CAP FUND

Miscellaneous
Income
1099-MISC

Semi annual Report April 30, 2009 EATON VANCE TAX-MANAGED SMALL-CAP FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (“the SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Nancy Tooke, CFA,
Portfolio Manager
•	U.S. stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000. Much of the momentum was spurred by the Obama administration’s efforts to help banks eliminate illiquid assets and revive credit. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.[1]

•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.

•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.

•	Small-cap stocks rallied in November of last year and again in March and April of 2009, but it was not enough for the S&P SmallCap 600 Index (the Index) to climb into positive territory. Of the 10 sectors in the Index, only consumer discretionary and information technology registered positive returns for the six months ended April 30, 2009.[1] Telecommunication services, energy and financials posted the worst losses, while the health care, utilities, materials, industrials, consumer staples and consumer discretionary sectors all recorded more-modest declines. Market-leading industries included household products, real estate management and development, and hotels, restaurants and leisure. The period’s worst performers were media, oil, gas and consumable fuels, and thrifts and mortgage finance.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the six months ended April 30, 2009, all share classes of the Fund[2] posted negative returns but outperformed the benchmark Index. The period was one of the most volatile in stock market history.

•	The financials sector contributed most to the Fund’s relative returns for the period. This was primarily due to investments in corporate restructuring and forensic accounting businesses and an underweight to commercial banks, but stock selection, especially in commercial banks and insurance, also played a significant role. Although the Fund was generally underweight commercial banks during the period, it did, however, hold two high-quality small banks, both of which contributed to relative performance.

•	During the six-month period, the Fund was slightly underweighted in the health care sector and slightly overweighted in the materials sector, and this, along with stock selection in those sectors, helped relative
Eaton Vance Tax-Managed Small-Cap Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	-6.17%
Class B3	-6.60
Class C3	-6.52
S&P SmallCap 600 Index[1]	-8.47
Lipper Small-Cap Growth Funds Average[1]	-3.25
See pages 3 and 4 for more performance information, including after-tax returns.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed Small-Cap Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

1

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009
INVESTMENT UPDATE
returns. In health care, positions in the animal health industry, a niche area immune to potential regulatory changes from Washington, contributed to performance.
•	While the Fund was significantly overweighted in the poorly performing energy sector, stock selection, especially in oil, gas & consumable fuels, boosted relative performance. Some of the companies held benefited from recent oil shale discoveries.

•	The Fund’s consumer discretionary investments detracted most from performance due to an underweighting of the sector and weak stock selection, especially in the textiles, apparel & luxury goods industry. An overweighting in the auto parts industry, however, along with strong stock selection there, helped to mitigate the loss somewhat.

•	A significant overweighting in the consumer staples sector, along with weak stock selection, also detracted from performance, as did weak stock selection in the industrials sector. The consumer staples sector held up well in the sharp market sell-off through February, but when the equity markets rebounded in March and April, conditions began to favor the more cyclically sensitive areas of the market. The consumer staples sector did not participate in this rally. However, management believes the underlying fundamentals are still sound and, therefore, added modestly to its positions in some of these companies during the period. In industrials, management shifted some assets from late-cycle companies (vulnerable to order deferrals and cancellations) into companies that may be more aligned to benefit from infrastructure stimulus money coming out of Washington.

•	Management remained focused on looking for companies with, among other factors, strong balance sheets, competitive positions and superior managements, who are navigating through the current recession and taking market share.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top Ten Holdings1
By net assets

Petrohawk Energy Corp.	2.4%
Euronet Worldwide, Inc.	2.4
Church & Dwight Co., Inc.	2.2
Advance Auto Parts, Inc.	2.0
NATCO Group, Inc., Class A	2.0
Sybase, Inc.	2.0
Landstar System, Inc.	1.9
Scientific Games Corp., Class A	1.8
Brocade Communications Systems, Inc.	1.8
VCA Antech, Inc.	1.8

[1]	Top Ten Holdings represented 20.3% of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETMGX	EMMGX	ECMGX

Average Annual Total Returns (at net asset value)

Six Months	-6.17%	-6.60%	-6.52%
One Year	-36.23	-36.69	-36.68
Five Years	1.06	0.29	0.29
Ten Years	-0.89	-1.65	-1.65
Life of Fund†	-0.10	-0.85	-0.88

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-11.54%	-11.27%	-7.46%
One Year	-39.91	-39.85	-37.31
Five Years	-0.12	-0.11	0.29
Ten Years	-1.48	-1.65	-1.65
Life of Fund†	-0.60	-0.85	-0.88

†	Inception Dates — Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C
Expense Ratio	1.27%	2.02%	2.02%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-36.23%	1.06%	-0.89%
Return After Taxes on Distributions	-36.23	1.06	-0.89
Return After Taxes on Distributions and Sale of Fund Shares	-23.55	0.91	-0.76
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-39.91%	-0.12%	-1.48%
Return After Taxes on Distributions	-39.91	-0.12	-1.48
Return After Taxes on Distributions and Sale of Fund Shares	-25.94	-0.10	-1.24
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-36.69%	0.29%	-1.65%
Return After Taxes on Distributions	-36.69	0.29	-1.65
Return After Taxes on Distributions and Sale of Fund Shares	-23.85	0.25	-1.39
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-39.85%	-0.11%	-1.65%
Return After Taxes on Distributions	-39.85	-0.11	-1.65
Return After Taxes on Distributions and Sale of Fund Shares	-25.90	-0.09	-1.39
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-36.68%	0.29%	-1.65%
Return After Taxes on Distributions	-36.68	0.29	-1.65
Return After Taxes on Distributions and Sale of Fund Shares	-23.84	0.25	-1.39
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	-37.31%	0.29%	-1.65%
Return After Taxes on Distributions	-37.31	0.29	-1.65
Return After Taxes on Distributions and Sale of Fund Shares	-24.25	0.25	-1.39
Class A of the Fund commenced investment operations on 9/25/97, and Class B and Class C of the Fund commenced investment operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$938.30	$7.26
Class B	$1,000.00	$934.00	$10.79
Class C	$1,000.00	$934.80	$10.79

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.55
Class B	$1,000.00	$1,013.60	$11.23
Class C	$1,000.00	$1,013.60	$11.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $110,187,474)	$102,893,680
Receivable for Fund shares sold	112,240

Total assets	$103,005,920

Liabilities

Payable for Fund shares redeemed	$265,679
Payable to affiliate for distribution and service fees	36,620
Accrued expenses	70,348

Total liabilities	$372,647

Net Assets	$102,633,273

Sources of Net Assets

Paid-in capital	$244,248,789
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(133,994,272)
Accumulated net investment loss	(327,450)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(7,293,794)

Total	$102,633,273

Class A Shares

Net Assets	$75,327,948
Shares Outstanding	7,620,375
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.89
Maximum Offering Price Per Share
(100 ÷ 94.25 of $9.89)	$10.49

Class B Shares

Net Assets	$7,264,714
Shares Outstanding	801,597
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.06

Class C Shares

Net Assets	$20,040,611
Shares Outstanding	2,219,928
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.03

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolio	$480,267
Interest allocated from Portfolio	21,344
Expenses allocated from Portfolio	(369,935)

Net investment income from Portfolio	$131,676

Expenses

Trustees’ fees and expenses	$250
Distribution and service fees
Class A	86,592
Class B	42,453
Class C	93,988
Transfer and dividend disbursing agent fees	147,983
Printing and postage	31,843
Registration fees	21,251
Custodian fee	17,922
Legal and accounting services	12,276
Miscellaneous	4,568

Total expenses	$459,126

Net investment loss	$(327,450)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(36,723,751)

Net realized loss	$(36,723,751)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$28,558,454

Net change in unrealized appreciation (depreciation)	$28,558,454

Net realized and unrealized loss	$(8,165,297)

Net decrease in net assets from operations	$(8,492,747)

See notes to financial statements

6

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment loss	$(327,450)	$(1,450,030)
Net realized gain (loss) from investment and foreign currency transactions	(36,723,751)	3,208,056
Net change in unrealized appreciation (depreciation) of investments and foreign currency	28,558,454	(66,399,130)

Net decrease in net assets from operations	$(8,492,747)	$(64,641,104)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$14,520,503	$73,684,612
Class B	139,752	1,203,596
Class C	2,405,819	10,441,118
Cost of shares redeemed
Class A	(17,379,376)	(26,016,142)
Class B	(1,109,366)	(5,497,834)
Class C	(3,709,406)	(6,125,683)
Net asset value of shares exchanged
Class A	2,774,264	11,907,223
Class B	(2,774,264)	(11,907,223)

Net increase (decrease) in net assets from Fund share transactions	$(5,132,074)	$47,689,667

Net decrease in net assets	$(13,624,821)	$(16,951,437)

Net Assets

At beginning of period	$116,258,094	$133,209,531

At end of period	$102,633,273	$116,258,094

Accumulated net investment loss included in net assets

At end of period	$(327,450)	$—

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006		2005		2004

Net asset value — Beginning of period	$10.540		$16.140	$12.520	$10.300		$9.470		$9.630

Income (loss) from operations

Net investment loss(1)	$(0.021)		$(0.120)	$(0.117)	$(0.073)		$(0.105)		$(0.107)
Net realized and unrealized gain (loss)	(0.629)		(5.480)	3.737	2.293		0.935		(0.053)

Total income (loss) from operations	$(0.650)		$(5.600)	$3.620	$2.220		$0.830		$(0.160)

Net asset value — End of period	$9.890		$10.540	$16.140	$12.520		$10.300		$9.470

Total Return(2)	(6.17	)%(8)	(34.70)%	28.91%	21.55%		8.76%		(1.66	)%(3)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75,328		$80,868	$65,185	$46,895		$24,855		$30,172
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.51	%(6)	1.27%	1.34%	1.41	%(7)	1.44	%(7)	1.37%
Net investment loss	(0.47	)%(6)	(0.80)%	(0.82)%	(0.63)%		(1.04)%		(1.12)%
Portfolio Turnover of the Portfolio	51	%(8)	93%	78%	99%		223%		282%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The effect of the Fund’s net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

(8)	Not annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006		2005		2004

Net asset value — Beginning of period	$9.700		$14.950	$11.690	$9.680		$8.980		$9.190

Income (loss) from operations

Net investment loss(1)	$(0.049)		$(0.216)	$(0.205)	$(0.152)		$(0.170)		$(0.170)
Net realized and unrealized gain (loss)	(0.591)		(5.034)	3.465	2.162		0.870		(0.040)

Total income (loss) from operations	$(0.640)		$(5.250)	$3.260	$2.010		$0.700		$(0.210)

Net asset value — End of period	$9.060		$9.700	$14.950	$11.690		$9.680		$8.980

Total Return(2)	(6.60	)%(8)	(35.12)%	27.89%	20.76%		7.80%		(2.28	)%(3)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,265		$12,352	$36,554	$43,053		$47,222		$62,553
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.25	%(6)	2.02%	2.09%	2.16	%(7)	2.19	%(7)	2.12%
Net investment loss	(1.18	)%(6)	(1.55)%	(1.56)%	(1.40)%		(1.79)%		(1.87)%
Portfolio Turnover of the Portfolio	51	%(8)	93%	78%	99%		223%		282%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The effect of the Fund’s net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

(8)	Not annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006		2005		2004

Net asset value — Beginning of period	$9.660		$14.900	$11.650	$9.650		$8.940		$9.160

Income (loss) from operations

Net investment loss(1)	$(0.050)		$(0.215)	$(0.206)	$(0.150)		$(0.170)		$(0.170)
Net realized and unrealized gain (loss)	(0.580)		(5.025)	3.456	2.150		0.880		(0.050)

Total income (loss) from operations	$(0.630)		$(5.240)	$3.250	$2.000		$0.710		$(0.220)

Net asset value — End of period	$9.030		$9.660	$14.900	$11.650		$9.650		$8.940

Total Return(2)	(6.52	)%(8)	(35.17)%	27.90%	20.72%		7.94%		(2.40	)%(3)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,041		$23,037	$31,471	$26,681		$18,341		$25,282
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.25	%(6)	2.02%	2.09%	2.16	%(7)	2.19	%(7)	2.12%
Net investment loss	(1.21	)%(6)	(1.55)%	(1.57)%	(1.38)%		(1.79)%		(1.87)%
Portfolio Turnover of the Portfolio	51	%(8)	93%	78%	99%		223%		282%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The effect of the Fund’s net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

(8)	Not annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (72.8% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $99,531,880 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($43,586,142) and October 31, 2010 ($55,945,738).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $8,581 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,941 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $86,592 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $31,840 and $70,491 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,822,000 and $11,337,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are

12

Eaton Vance Tax-Managed Small-Cap Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

separate and distinct from the commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $10,613 and $23,497 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $800, $5,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $18,816,111 and $22,783,168, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	1,587,984	4,818,451
Redemptions	(1,962,036)	(1,974,673)
Exchange from Class B shares	324,623	786,797

Net increase (decrease)	(49,429)	3,630,575

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	16,985	83,828
Redemptions	(135,355)	(402,480)
Exchange to Class A shares	(353,210)	(852,798)

Net decrease	(471,580)	(1,171,450)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	292,091	745,999
Redemptions	(456,330)	(474,322)

Net increase (decrease)	(164,239)	271,677

13

Tax-Managed Small-Cap Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 96.9%

Security	Shares	Value

Aerospace & Defense — 3.2%

Alliant Techsystems, Inc.(1)	27,060	$2,155,329
Axsys Technologies, Inc.(1)	56,080	2,350,313

		$4,505,642

Capital Markets — 3.3%

Affiliated Managers Group, Inc.(1)	42,590	$2,421,241
Lazard, Ltd., Class A	82,650	2,256,345

		$4,677,586

Chemicals — 2.6%

Calgon Carbon Corp.(1)	103,470	$1,756,921
Terra Industries, Inc.	74,000	1,961,000

		$3,717,921

Commercial Banks — 1.8%

Cullen/Frost Bankers, Inc.	27,725	$1,305,570
Iberiabank Corp.	7,040	321,587
Wilmington Trust Corp.	63,580	922,546

		$2,549,703

Communications Equipment — 1.8%

Brocade Communications Systems, Inc.(1)	440,360	$2,545,281

		$2,545,281

Computers & Peripherals — 1.4%

Stratasys, Inc.(1)	209,045	$1,956,661

		$1,956,661

Construction & Engineering — 4.7%

Foster Wheeler AG(1)	105,230	$2,265,602
Granite Construction, Inc.	59,040	2,329,128
Perini Corp.(1)	119,260	2,063,198

		$6,657,928

Distributors — 1.5%

LKQ Corp.(1)	127,550	$2,165,799

		$2,165,799

Electrical Equipment — 0.9%

Energy Conversion Devices, Inc.(1)	69,590	$1,279,064

		$1,279,064

Electronic Equipment, Instruments & Components — 3.1%

FLIR Systems, Inc.(1)	93,960	$2,084,033
National Instruments Corp.	101,420	2,235,297

		$4,319,330

Energy Equipment & Services — 3.1%

CARBO Ceramics, Inc.	52,800	$1,621,488
NATCO Group, Inc., Class A(1)	117,635	2,830,298

		$4,451,786

Food Products — 3.2%

Corn Products International, Inc.	91,410	$2,184,699
Ralcorp Holdings, Inc.(1)	40,930	2,339,559

		$4,524,258

Health Care Equipment & Supplies — 5.2%

IDEXX Laboratories, Inc.(1)	60,030	$2,359,179
ResMed, Inc.(1)	31,965	1,229,054
West Pharmaceutical Services, Inc.	61,170	1,997,200
Wright Medical Group, Inc.(1)	133,260	1,832,325

		$7,417,758

Health Care Providers & Services — 1.8%

VCA Antech, Inc.(1)	101,420	$2,537,528

		$2,537,528

Hotels, Restaurants & Leisure — 3.0%

Jack in the Box, Inc.(1)	67,580	$1,661,792
Scientific Games Corp., Class A(1)	146,890	2,569,106

		$4,230,898

Household Durables — 0.5%

Mohawk Industries, Inc.(1)	13,590	$642,943

		$642,943

See notes to financial statements

14

Tax-Managed Small-Cap Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Household Products — 2.2%

Church & Dwight Co., Inc.	57,440	$3,125,310

		$3,125,310

Insurance — 4.6%

Fidelity National Financial, Inc., Class A	133,550	$2,421,261
HCC Insurance Holdings, Inc.	81,460	1,948,523
Markel Corp.(1)	7,350	2,109,450

		$6,479,234

IT Services — 3.8%

Euronet Worldwide, Inc.(1)	208,470	$3,373,045
SAIC, Inc.(1)	113,740	2,058,694

		$5,431,739

Machinery — 3.1%

Astec Industries, Inc.(1)	72,670	$2,239,689
Valmont Industries, Inc.	32,790	2,091,346

		$4,331,035

Metals & Mining — 1.5%

IAMGOLD Corp.	267,220	$2,135,088

		$2,135,088

Multiline Retail — 2.9%

Big Lots, Inc.(1)	83,850	$2,317,614
Dollar Tree, Inc.(1)	40,990	1,735,517

		$4,053,131

Multi-Utilities — 1.5%

CMS Energy Corp.	174,570	$2,098,331

		$2,098,331

Oil, Gas & Consumable Fuels — 6.3%

Forest Oil Corp.(1)	41,520	$664,320
Goodrich Petroleum Corp.(1)	83,180	1,907,317
Petrohawk Energy Corp.(1)	144,030	3,399,108
Range Resources Corp.	41,535	1,660,154
Walter Energy, Inc.	53,170	1,212,276

		$8,843,175

Personal Products — 3.2%

Chattem, Inc.(1)	41,710	$2,290,296
Mead Johnson Nutrition Co., Class A.(1)	79,590	2,248,418

		$4,538,714

Pharmaceuticals — 1.7%

Perrigo Co.	90,610	$2,348,611

		$2,348,611

Professional Services — 3.9%

Equifax, Inc.	36,000	$1,049,760
FTI Consulting, Inc.(1)	42,700	2,343,376
Robert Half International, Inc.	89,280	2,144,506

		$5,537,642

Real Estate Investment Trusts (REITs) — 0.0%

Walter Investment Management Corp.(1)	1	$7

		$7

Road & Rail — 3.0%

Kansas City Southern.(1)	110,460	$1,684,515
Landstar System, Inc.	73,270	2,609,145

		$4,293,660

Semiconductors & Semiconductor Equipment — 6.8%

Atheros Communications, Inc.(1)	144,390	$2,486,396
Intersil Corp., Class A	155,570	1,804,612
Micron Technology, Inc.(1)	153,460	748,885
ON Semiconductor Corp.(1)	439,540	2,382,307
Varian Semiconductor Equipment Associates, Inc.(1)	84,410	2,160,052

		$9,582,252

Software — 4.6%

Rosetta Stone, Inc.(1)	42,056	$1,259,577
Sybase, Inc.(1)	83,229	2,826,457
Synopsys, Inc.(1)	111,810	2,435,222

		$6,521,256

See notes to financial statements

15

Tax-Managed Small-Cap Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Specialty Retail — 3.3%

Advance Auto Parts, Inc.	65,830	$2,880,063
Hibbett Sports, Inc.(1)	33,660	701,811
Jo-Ann Stores, Inc.(1)	58,140	1,065,125

		$4,646,999

Textiles, Apparel & Luxury Goods — 1.7%

Hanesbrands, Inc.(1)	147,903	$2,434,483

		$2,434,483

Trading Companies & Distributors — 1.7%

GATX Corp.	79,124	$2,382,424

		$2,382,424

Total Common Stocks
(identified cost $137,554,536)		$136,963,177

Private Placements — 0.0%

Security	Shares	Value

Metals & Mining — 0.0%

Nevada Pacific Mining Co.(1)(2)(3)	80,000	$28,000

		$28,000

Total Private Placements
(identified cost $80,000)		$28,000

Special Warrants — 0.1%

Security	Shares	Value

Metals & Mining — 0.1%

Western Exploration and Development, Ltd.(1)(2)(3)	600,000	$90,000

		$90,000

Total Special Warrants
(identified cost $480,000)		$90,000

Short-Term Investments — 3.1%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(4)	$4,380	$4,380,091

Total Short-Term Investments
(identified cost $4,380,091)		$4,380,091

Total Investments — 100.1%
(identified cost $142,494,627)		$141,461,268

Other Assets, Less Liabilities — (0.1)%		$(110,867)

Net Assets — 100.0%		$141,350,401

(1)	Non-income producing security.

(2)	Restricted security.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

16

Tax-Managed Small-Cap Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $138,114,536)	$137,081,177
Affiliated investment, at value (identified cost, $4,380,091)	4,380,091
Dividends receivable	97,832
Interest receivable from affiliated investment	314

Total assets	$141,559,414

Liabilities

Payable to affiliate for investment adviser fee	$69,015
Payable for investments purchased	48,386
Payable to affiliate for Trustees’ fees	540
Due to custodian	46,264
Accrued expenses	44,808

Total liabilities	$209,013

Net Assets applicable to investors’ interest in Portfolio	$141,350,401

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$142,383,760
Net unrealized depreciation (computed on the basis of identified cost)	(1,033,359)

Total	$141,350,401

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends	$656,593
Interest income allocated from affiliated investment	29,123
Expenses allocated from affiliated investment	(12,165)

Total investment income	$673,551

Expenses

Investment adviser fee	$405,400
Trustees’ fees and expenses	3,365
Custodian fee	53,248
Legal and accounting services	25,983
Miscellaneous	6,311

Total expenses	$494,307

Net investment income	$179,244

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(48,945,974)

Net realized loss	$(48,945,974)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$38,018,915

Net change in unrealized appreciation (depreciation)	$38,018,915

Net realized and unrealized loss	$(10,927,059)

Net decrease in net assets from operations	$(10,747,815)

See notes to financial statements

17

Tax-Managed Small-Cap Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income (loss)	$179,244	$(507,854)
Net realized gain (loss) from investment and foreign currency transactions	(48,945,974)	5,110,744
Net change in unrealized appreciation (depreciation) of investments	38,018,915	(89,195,076)

Net decrease in net assets from operations	$(10,747,815)	$(84,592,186)

Capital transactions —
Contributions	$18,816,111	$92,270,609
Withdrawals	(23,860,408)	(38,574,422)

Net increase (decrease) in net assets from capital transactions	$(5,044,297)	$53,696,187

Net decrease in net assets	$(15,792,112)	$(30,895,999)

Net Assets

At beginning of period	$157,142,513	$188,038,512

At end of period	$141,350,401	$157,142,513

See notes to financial statements

18

Tax-Managed Small-Cap Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006		2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.77	%(2)	0.74%	0.74%	0.74	%(3)	0.74	%(3)	0.75%
Net investment income (loss)	0.27	%(2)	(0.27)%	(0.22)%	0.01%		(0.34)%		(0.50)%
Portfolio Turnover	51	%(5)	93%	78%	99%		223%		282%

Total Return	(5.81	)%(5)	(34.33)%	29.67%	22.33%		9.52%		(1.05	)%(4)

Net assets, end of period (000’s omitted)	$141,350		$157,143	$188,039	$159,050		$153,121		$180,777

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

(4)	The Portfolio’s net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines had no effect on total return for the year ended October 31, 2004.

(5)	Not annualized.

See notes to financial statements

19

Tax-Managed Small-Cap Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 72.8% and 27.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

20

Tax-Managed Small-Cap Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $417,001 of which $11,601 was allocated from Cash Management and $405,400 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.625% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to

21

Tax-Managed Small-Cap Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $67,517,730 and $71,494,663, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$143,133,789

Gross unrealized appreciation	$14,417,378
Gross unrealized depreciation	(16,089,899)

Net unrealized depreciation	$(1,672,521)

5   Restricted Securities

At April 30, 2009, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Private Placements

Nevada Pacific Mining Co.	12/21/98	80,000	$80,000	$28,000

			$80,000	$28,000

Special Warrants

Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$90,000

			$480,000	$90,000

Total Restricted Securities				$118,000

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

7   Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At April 30, 2009, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $46,264.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Tax-Managed Small-Cap Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$141,343,268
Level 2	Other Significant Observable Inputs	—
Level 3	Significant Unobservable Inputs	118,000

Total		$141,461,268

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$236,000
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	(118,000)
Net purchases (sales)	—
Accrued discount (premium)	—
Net transfers to (from) Level 3	—

Balance as of April 30, 2009	$118,000

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009*	$(118,000)

*	Amount is included in the related amount on investments in the Statement of Operations.

23

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

24

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Growth Portfolio) (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Growth Fund) (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

25

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolio to continue to share such benefits equitably.

26

Eaton Vance Tax-Managed Small-Cap Fund

OFFICERS AND TRUSTEES

Eaton Vance Tax-Managed Small-Cap Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

27

Eaton Vance Tax-Managed Small-Cap Fund

OFFICERS AND TRUSTEES CONT’D

Tax-Managed Small-Cap Portfolio

Officers Duncan W. Richardson President Nancy B. Tooke Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

Investment Adviser of Tax-Managed Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed Small-Cap Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

130-6/09	MGSRC

Eaton Vance
Investment Managers

Semiannual Report April 30, 2009

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

Miscellaneous
Income
1099-MISC

Easton Vance Investment Managers Semiannual report April 30, 2009 EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio will (if applicable) file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax — Managed Small — Cap Value Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Gregory R. Greene, CFA
Lead Portfolilo Manager
•	U.S. stocks rallied in the later stages of the six-month period ended April 30, 2009. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000.[1] Much of the momentum was spurred by the Obama administration’s efforts to help banks eliminate illiquid assets and revive credit. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.

•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.

•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund[2] posted a negative total return during the six months ended April 30, 2009, but it outperformed its primary benchmark, the Russell 2000 Value Index (the Index).[1]
•	The Fund’s outperformance of the Index was primarily attributable to strong stock selection within the industrials sector, particularly in machinery stocks. The Fund also benefited by a lack of exposure to the hard-hit airline industry, which has been hurt by rising costs and the slowing economy, within this sector. An overweighting in consumer discretionary stocks also helped performance, as did stock selection in this sector, especially in the automotive and textile industries. Holdings of energy and electric utility stocks made a positive contribution to the Fund’s returns as well, outperforming similar stocks in the Index.
•	The Fund’s emphasis on higher-quality companies was a short-term hindrance during the rally in March and April, but it helped protect the Fund during the volatility earlier in the period. For example, the Fund’s underweight in financials stocks — especially the lower-quality companies in this sector — helped its relative performance during the volatile period from November 2008 through February 2009.
Eaton Vance Tax-Managed Small-Cap Value Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	-10.27%
Class B3	-10.60
Class C3	-10.59
Russell 2000 Value Index[1]	-12.60
Lipper Small-Cap Value Funds Average[1]	-7.06
Please refer to pages 3 and 4 for additional performance information, including after-tax returns.

1	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

2	The Fund currently invests in a separately registered investment company, Tax-Managed Small-Cap Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

3	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower.

1

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009
INVESTMENT UPDATE
•	Relative to the Index, the Fund’s performance was held back by consumer staples stocks, particularly due to one company in the food products industry that had poorer-than-expected earnings. This company was responsible for most of the sector’s underperformance, and management sold the stock before the end of the period. Health care stocks also detracted from performance due to both overweighting and stock selection. Stocks in the life sciences tools and services industry were among the poorer performers. One significant detractor was a high-quality health care distributor that underperformed some of the lower-quality health care stocks during the rally in the final two months of the period.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top Ten Holdings1
By net assets

Dick’s Sporting Goods, Inc.	3.7%
Carter’s, Inc.	3.1
Trustmark Corp.	3.0
Brocade Communications Systems, Inc.	3.0
IPC Holdings, Ltd.	2.9
Watson Wyatt Worldwide, Inc.	2.7
RPM International, Inc.	2.6
Piedmont Natural Gas Co., Inc.	2.6
Owens & Minor, Inc.	2.6
A.O. Smith Corp.	2.6

[1]	Top Ten Holdings represented 28.8% of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ESVAX	ESVBX	ESVCX

Average Annual Total Returns (at net asset value)
Six Months	-10.27%	-10.60%	-10.59%
One Year	-24.07	-24.63	-24.61
Five Years	1.26	0.52	0.53
Life of Fund†	3.58	2.83	2.84

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-15.40%	-15.07%	-11.49%
One Year	-28.43	-28.40	-25.36
Five Years	0.07	0.20	0.53
Life of Fund†	2.73	2.83	2.84

†	Inception date of all Classes:3/4/02.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% - 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	1.97%	2.72%	2.72%
Net Expense Ratio	1.65	2.40	2.40

[2]	Source: Prospectus dated 3/1/09. The Net Expense Ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-24.07%	1.26%	3.58%
Return After Taxes on Distributions	-24.07	0.59	3.10
Return After Taxes on Distributions and Sale of Fund Shares	-15.65	1.26	3.22
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-28.43%	0.07%	2.73%
Return After Taxes on Distributions	-28.43	-0.60	2.25
Return After Taxes on Distributions and Sale of Fund Shares	-18.48	0.23	2.47
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-24.61%	0.53%	2.84%
Return After Taxes on Distributions	-24.61	-0.16	2.34
Return After Taxes on Distributions and Sale of Fund Shares	-16.00	0.65	2.59
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-25.36%	0.53%	2.84%
Return After Taxes on Distributions	-25.36	-0.16	2.34
Return After Taxes on Distributions and Sale of Fund Shares	-16.49	0.65	2.59
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-24.63%	0.52%	2.83%
Return After Taxes on Distributions	-24.63	-0.18	2.33
Return After Taxes on Distributions and Sale of Fund Shares	-16.01	0.64	2.58
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-28.40%	0.20%	2.83%
Return After Taxes on Distributions	-28.40	-0.50	2.33
Return After Taxes on Distributions and Sale of Fund Shares	-18.46	0.37	2.58
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would have been lower. For performance as of the most recent month end, please refer to www. eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$897.30	$7.76	**
Class B	$1,000.00	$894.00	$11.27	**
Class C	$1,000.00	$894.10	$11.27	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.60	$8.25	**
Class B	$1,000.00	$1,012.90	$11.98	**
Class C	$1,000.00	$1,012.90	$11.98	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares and 2.40% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $23,610,147)	$26,433,598
Receivable for Fund shares sold	39,259
Receivable from the administrator of the Fund and the sub-adviser of the Portfolio	17,894

Total assets	$26,490,751

Liabilities

Payable for Fund shares redeemed	$72,682
Payable to affiliate for distribution and service fees	9,616
Payable to affiliate for administration fees	3,077
Payable to affiliate for Trustees’ fees	42
Accrued expenses	13,838

Total liabilities	$99,255

Net Assets	$26,391,496

Sources of Net Assets

Paid-in capital	$28,031,108
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(4,507,398)
Accumulated undistributed net investment income	44,336
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	2,823,451

Total	$26,391,497

Class A Shares

Net Assets	$18,744,815
Shares Outstanding	1,833,847
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.22
Maximum Offering Price Per Share
(100 ÷ 94.25 of $10.22)	$10.84

Class B Shares

Net Assets	$2,410,640
Shares Outstanding	250,929
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.61

Class C Shares

Net Assets	$5,236,042
Shares Outstanding	544,368
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.62

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolio	$270,171
Interest allocated from Portfolio	216
Expenses allocated from Portfolio	(138,626)

Net investment income from Portfolio	$131,761

Expenses

Administration fee	$18,025
Trustees’ fees and expenses	250
Distribution and service fees
Class A	20,866
Class B	13,059
Class C	23,643
Transfer and dividend disbursing agent fees	25,860
Registration fees	19,003
Printing and postage	10,300
Legal and accounting services	9,081
Custodian fee	8,147
Miscellaneous	5,733

Total expenses	$153,967

Deduct —
Allocation of expenses to the administrator of the Fund and the sub-adviser of the Portfolio	$66,542

Total expense reductions	$66,542

Net expenses	$87,425

Net investment income	$44,336

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(3,785,408)

Net realized loss	$(3,785,408)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$963,109

Net change in unrealized appreciation (depreciation)	$963,109

Net realized and unrealized loss	$(2,822,299)

Net decrease in net assets from operations	$(2,777,963)

See notes to financial statements

6

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income (loss)	$44,336	$(90,956)
Net realized loss from investment transactions	(3,785,408)	(689,465)
Net change in unrealized appreciation (depreciation) from investments	963,109	(6,445,768)

Net decrease in net assets from operations	$(2,777,963)	$(7,226,189)

Distributions to shareholders —
From net realized gain
Class A	$—	$(1,783,471)
Class B	—	(595,814)
Class C	—	(673,040)

Total distributions to shareholders	$—	$(3,052,325)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,025,760	$8,336,836
Class B	181,068	342,683
Class C	1,559,154	1,451,061
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	1,488,333
Class B	—	464,355
Class C	—	531,411
Cost of shares redeemed
Class A	(4,391,935)	(5,434,692)
Class B	(614,571)	(1,394,883)
Class C	(1,091,795)	(1,539,228)
Net asset value of shares exchanged
Class A	253,379	503,874
Class B	(253,379)	(503,874)

Net increase in net assets from Fund share transactions	$2,667,681	$4,245,876

Net decrease in net assets	$(110,282)	$(6,032,638)

Net Assets

At beginning of period	$26,501,779	$32,534,417

At end of period	$26,391,497	$26,501,779

Accumulated undistributed net investment income included in net assets

At end of period	$44,336	$—

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$11.400		$16.050	$15.400	$14.640	$13.010	$11.420

Income (loss) from operations

Net investment income (loss)(1)	$0.028		$(0.003)	$(0.058)	$(0.066)	$(0.087)	$(0.082)
Net realized and unrealized gain (loss)	(1.208)		(3.146)	1.857	1.644	1.717	1.672

Total income (loss) from operations	$(1.180)		$(3.149)	$1.799	$1.578	$1.630	$1.590

Less distributions

From net realized gain	$—		$(1.501)	$(1.149)	$(0.818)	$—	$—

Total distributions	$—		$(1.501)	$(1.149)	$(0.818)	$—	$—

Net asset value — End of period	$10.220		$11.400	$16.050	$15.400	$14.640	$13.010

Total Return(2)	(10.27	)%(7)	(21.61)%	12.30%	11.24%	12.53%	13.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,745		$17,628	$18,978	$15,695	$14,303	$10,772
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	1.65	%(6)	1.65%	1.69%	1.75%	1.75%	1.75%
Net investment income (loss)	0.60	%(6)	(0.02)%	(0.37)%	(0.44)%	(0.61)%	(0.67)%
Portfolio Turnover of the Portfolio	35	%(7)	103%	80%	49%	24%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.55%, 0.32%, 0.32%, 0.26%, 0.28% and 0.35% of average daily net assets for the six months ended April 30, 2009 and the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$10.750		$15.330	$14.870	$14.260	$12.770	$11.290

Income (loss) from operations

Net investment loss(1)	$(0.008)		$(0.102)	$(0.168)	$(0.174)	$(0.189)	$(0.171)
Net realized and unrealized gain (loss)	(1.132)		(2.977)	1.777	1.602	1.679	1.651

Total income (loss) from operations	$(1.140)		$(3.079)	$1.609	$1.428	$1.490	$1.480

Less distributions

From net realized gain	$—		$(1.501)	$(1.149)	$(0.818)	$—	$—

Total distributions	$—		$(1.501)	$(1.149)	$(0.818)	$—	$—

Net asset value — End of period	$9.610		$10.750	$15.330	$14.870	$14.260	$12.770

Total Return(2)	(10.60	)%(7)	(22.15)%	11.41%	10.45%	11.67%	13.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,411		$3,538	$6,412	$7,033	$7,802	$7,784
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	2.40	%(6)	2.40%	2.44%	2.50%	2.50%	2.50%
Net investment loss	(0.17	)%(6)	(0.79)%	(1.12)%	(1.20)%	(1.36)%	(1.41)%
Portfolio Turnover of the Portfolio	35	%(7)	103%	80%	49%	24%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.55%, 0.32%, 0.32%, 0.26%, 0.28% and 0.35% of average daily net assets for the six months ended April 30, 2009 and the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period	$10.760		$15.350	$14.880	$14.270	$12.780	$11.290

Income (loss) from operations

Net investment loss(1)	$(0.006)		$(0.100)	$(0.169)	$(0.174)	$(0.189)	$(0.171)
Net realized and unrealized gain (loss)	(1.134)		(2.989)	1.788	1.602	1.679	1.661

Total income (loss) from operations	$(1.140)		$(3.089)	$1.619	$1.428	$1.490	$1.490

Less distributions

From net realized gain	$—		$(1.501)	$(1.149)	$(0.818)	$—	$—

Total distributions	$—		$(1.501)	$(1.149)	$(0.818)	$—	$—

Net asset value — End of period	$9.620		$10.760	$15.350	$14.880	$14.270	$12.780

Total Return(2)	(10.59	)%(7)	(22.19)%	11.47%	10.44%	11.66%	13.20%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,236		$5,336	$7,145	$7,805	$6,968	$5,179
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	2.40	%(6)	2.40%	2.44%	2.50%	2.50%	2.50%
Net investment loss	(0.14	)%(6)	(0.78)%	(1.12)%	(1.19)%	(1.36)%	(1.42)%
Portfolio Turnover of the Portfolio	35	%(7)	103%	80%	49%	24%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.55%, 0.32%, 0.32%, 0.26%, 0.28% and 0.35% of average daily net assets for the six months ended April 30, 2009 and the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (47.1% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $501,958 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $18,025. EVM and the sub-adviser of the Portfolio, Fox Asset Management LLC (Fox), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.65% annually of the Fund’s average daily net assets for Class A and 2.40% annually of the Fund’s average daily net assets for Class B and Class C. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM and Fox were allocated $16,635 and $49,907, respectively, of the Fund’s operating expenses for the six months ended April 30, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $1,586 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,392 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $20,866 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $9,794 and $17,732 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At April 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $51,000 and $521,000, respectively.

12

Eaton Vance Tax-Managed Small-Cap Value Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $3,265 and $5,911 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $200, $1,400 and $500 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,812,676 and $6,205,656, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	728,779	635,154
Issued to shareholders electing to receive payments of distributions in Fund shares	—	103,717
Redemptions	(469,241)	(412,112)
Exchange from Class B shares	27,306	37,769

Net increase	286,844	364,528

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	19,581	27,054
Issued to shareholders electing to receive payments of distributions in Fund shares	—	34,094
Redemptions	(68,756)	(110,917)
Exchange to Class A shares	(29,000)	(39,377)

Net decrease	(78,175)	(89,146)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	169,913	114,504
Issued to shareholders electing to receive payments of distributions in Fund shares	—	38,960
Redemptions	(121,401)	(123,128)

Net increase	48,512	30,336

13

Tax-Managed Small-Cap Value Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.9%

Security	Shares	Value

Auto Components — 2.4%

BorgWarner, Inc.	47,300	$1,369,335

		$1,369,335

Chemicals — 2.6%

RPM International, Inc.	104,600	$1,445,572

		$1,445,572

Commercial Banks — 7.1%

Glacier Bancorp, Inc.	67,500	$1,034,100
Prosperity Bancshares, Inc.	45,500	1,263,535
Trustmark Corp.	77,500	1,684,850

		$3,982,485

Commercial Services & Supplies — 1.0%

Brink’s Co. (The)	19,100	$541,485

		$541,485

Communications Equipment — 5.0%

Brocade Communications Systems, Inc.(1)	286,300	$1,654,814
NETGEAR, Inc.(1)	71,500	1,144,715

		$2,799,529

Containers & Packaging — 2.4%

AptarGroup, Inc.	44,200	$1,371,526

		$1,371,526

Electric Utilities — 5.0%

Cleco Corp.	51,900	$1,094,571
Portland General Electric Co.	37,900	692,433
Westar Energy, Inc.	57,800	1,013,234

		$2,800,238

Electrical Equipment — 3.4%

A.O. Smith Corp.	46,600	$1,448,794
General Cable Corp.(1)	17,700	480,378

		$1,929,172

Electronic Equipment, Instruments & Components — 2.3%

Mettler Toledo International, Inc.(1)	20,600	$1,269,578

		$1,269,578

Energy Equipment & Services — 5.0%

Bristow Group, Inc.(1)	44,000	$1,001,440
Exterran Holdings, Inc.(1)	23,800	491,470
Oil States International, Inc.(1)	69,700	1,317,330

		$2,810,240

Food & Staples Retailing — 2.3%

BJ’s Wholesale Club, Inc.(1)	38,800	$1,293,592

		$1,293,592

Gas Utilities — 2.6%

Piedmont Natural Gas Co., Inc.	59,100	$1,443,222

		$1,443,222

Health Care Equipment & Supplies — 4.5%

Teleflex, Inc.	30,300	$1,302,294
West Pharmaceutical Services, Inc.	38,100	1,243,965

		$2,546,259

Health Care Providers & Services — 2.6%

Owens & Minor, Inc.	42,400	$1,470,432

		$1,470,432

Hotels, Restaurants & Leisure — 2.5%

Jack in the Box, Inc.(1)	57,300	$1,409,007

		$1,409,007

Household Durables — 2.3%

Tupperware Brands Corp.	50,900	$1,274,027

		$1,274,027

Household Products — 2.1%

Church & Dwight Co., Inc.	21,800	$1,186,138

		$1,186,138

See notes to financial statements

14

Tax-Managed Small-Cap Value Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Insurance — 4.3%

Aspen Insurance Holdings, Ltd.	33,400	$787,572
IPC Holdings, Ltd.	63,100	1,643,124

		$2,430,696

IT Services — 3.5%

MAXIMUS, Inc.	35,000	$1,411,550
Perot Systems Corp., Class A(1)	39,300	552,558

		$1,964,108

Machinery — 12.2%

Barnes Group, Inc.	73,100	$1,035,096
Crane Co.	34,600	798,914
Gardner Denver, Inc.(1)	44,100	1,173,942
Lincoln Electric Holdings, Inc.	18,500	823,805
Nordson Corp.	35,400	1,284,312
Timken Co. (The)	19,900	319,992
Trinity Industries, Inc.	11,300	165,093
Wabtec Corp.	32,900	1,254,806

		$6,855,960

Oil, Gas & Consumable Fuels — 1.7%

Walter Energy, Inc.	41,400	$943,920

		$943,920

Personal Products — 1.8%

Chattem, Inc.(1)	17,950	$985,635

		$985,635

Professional Services — 2.7%

Watson Wyatt Worldwide, Inc.	28,300	$1,501,315

		$1,501,315

Real Estate Investment Trusts (REITs) — 0.2%

Walter Investment Management Corp.(1)	15,120	$120,962

		$120,962

Road & Rail — 0.6%

Genesee & Wyoming, Inc., Class A(1)	10,800	$324,000

		$324,000

Specialty Retail — 4.3%

Children’s Place Retail Stores, Inc., (The)(1)	10,800	$307,152
Dick’s Sporting Goods, Inc.(1)	109,500	2,080,500

		$2,387,652

Textiles, Apparel & Luxury Goods — 5.3%

Carter’s, Inc.(1)	81,500	$1,742,470
Hanesbrands, Inc.(1)	76,500	1,259,190

		$3,001,660

Thrifts & Mortgage Finance — 4.2%

First Niagara Financial Group, Inc.	101,100	$1,368,894
Washington Federal, Inc.	76,300	990,374

		$2,359,268

Total Common Stocks
(identified cost $48,771,012)		$53,817,013

Total Investments — 95.9%
(identified cost $48,771,012)		$53,817,013

Other Assets, Less Liabilities — 4.1%		$2,313,895

Net Assets — 100.0%		$56,130,908

(1)	Non-income producing security.

See notes to financial statements

15

Tax-Managed Small-Cap Value Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investments, at value (identified cost, $48,771,012)	$53,817,013
Cash	2,308,506
Dividends and interest receivable	108,457

Total assets	$56,233,976

Liabilities

Payable for investments purchased	$37,675
Payable to affiliate for investment adviser fee	44,290
Payable to affiliate for Trustees’ fees	261
Accrued expenses	20,842

Total liabilities	$103,068

Net Assets applicable to investors’ interest in Portfolio	$56,130,908

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$51,084,907
Net unrealized appreciation (computed on the basis of identified cost)	5,046,001

Total	$56,130,908

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends	$595,590
Interest	494

Total investment income	$596,084

Expenses

Investment adviser fee	$266,424
Trustees’ fees and expenses	1,569
Custodian fee	21,926
Legal and accounting services	14,160
Miscellaneous	1,408

Total expenses	$305,487

Net investment income	$290,597

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(9,002,993)

Net realized loss	$(9,002,993)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$2,141,448

Net change in unrealized appreciation (depreciation)	$2,141,448

Net realized and unrealized loss	$(6,861,545)

Net decrease in net assets from operations	$(6,570,948)

See notes to financial statements

16

Tax-Managed Small-Cap Value Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$290,597	$348,552
Net realized loss from investment transactions	(9,002,993)	(2,701,584)
Net change in unrealized appreciation (depreciation) from investments	2,141,448	(13,498,031)

Net decrease in net assets from operations	$(6,570,948)	$(15,851,063)

Capital transactions —
Contributions	$8,812,676	$27,291,365
Withdrawals	(7,888,915)	(9,173,427)

Net increase in net assets from capital transactions	$923,761	$18,117,938

Net increase (decrease) in net assets	$(5,647,187)	$2,266,875

Net Assets

At beginning of period	$61,778,095	$59,511,220

At end of period	$56,130,908	$61,778,095

See notes to financial statements

17

Tax-Managed Small-Cap Value Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006	2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	1.15	%(2)	1.12%	1.14%	1.14%	1.15%		1.14%
Net investment income (loss)	1.10	%(2)	0.51%	0.19%	0.17%	(0.00	)%(3)	(0.06)%
Portfolio Turnover	35	%(4)	103%	80%	49%	24%		12%

Total Return	(10.04	)%(4)	(21.19)%	12.92%	11.91%	13.20%		14.62%

Net assets, end of period (000’s omitted)	$56,131		$61,778	$59,511	$54,331	$50,791		$53,226

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Annualized.

(3)	Amounts to less than (0.01)%.

(4)	Not annualized.

See notes to financial statements

18

Tax-Managed Small-Cap Value Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Tax-Managed Small-Cap Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 47.1% and 52.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

19

Tax-Managed Small-Cap Value Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Fox Asset Management LLC (Fox), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the six months ended April 30, 2009, the adviser fee was 1.00% (annualized) of the Portfolio’s average daily net assets and amounted to $266,424.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $20,497,807 and $17,303,458, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$49,179,879

Gross unrealized appreciation	$7,198,153
Gross unrealized depreciation	(2,561,019)

Net unrealized appreciation	$4,637,134

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

6   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

20

Tax-Managed Small-Cap Value Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$53,817,013
Level 2	Other Significant Observable Inputs	—
Level 3	Significant Unobservable Inputs	—

Total		$53,817,013

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

21

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

22

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Fox Asset Management LLC (the “Sub-adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

23

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, including the Sub-adviser, and the Fund and the Portfolio to continue to share such benefits equitably.

24

Eaton Vance Tax-Managed Small-Cap Value Fund

OFFICERS AND TRUSTEES

Eaton Vance Tax-Managed Small-Cap Value Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

25

Eaton Vance Tax-Managed Small-Cap Value Fund

OFFICERS AND TRUSTEES CONT’D

Tax-Managed Small-Cap Value Portfolio

Officers
Duncan W. Richardson
President

Thomas E. Faust Jr.
Vice President and Trustee

Gregory R. Greene
Vice President

Robert J. Milmore
Vice President

J. Bradley Ohlmuller
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

26

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Investment Adviser of
Tax-Managed Small-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed Small-Cap Value Portfolio
Fox Asset Management LLC
331 Newman Springs Road,
Suite 122
Red Bank, NJ 07701

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed Small-Cap Value Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1300-6/09	TMSCVSRC

Eaton Vance
Investment Managers

Semiannual Report April 30, 2009

EATON VANCE TAX-MANAGED VALUE FUND

Miscellaneous
Income
1099-MISC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Value Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions

Michael R. Mach, CFA
Portfolio Manager
•	U.S. stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), posted its best monthly gain in March since 2000. Much of the momentum was spurred by the Obama administration’s efforts to help banks eliminate illiquid assets and revive credit. Stocks did even better in April, marking the first time the S&P 500 had back-to-back monthly gains since April/May of 2008. However, the rally was not enough to prevent stocks from posting a negative return for the six-month period overall, as the S&P 500 fell 8.52%.[1]
•	Growth stocks soundly outperformed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary. On the capitalization spectrum, mid-cap stocks outperformed the large- and small-cap segments of the market during the six-month period.
•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Amid the generally unfavorable market environment that characterized the six-month period ended April 30, 2009, the Fund[2] edged its benchmark — the Russell 1000 Value Index (the Index) — but trailed the Lipper Large-Cap Value Funds Average.[1] As such, and as illustrated by the chart on page 3, the Fund’s standing (for Class A shares) within its peer category slipped on a short-term basis. However, its stronger longer-term record remained intact.

•	While we were pleased to see the equity market rally in March and April, the upturn was led by what we consider “lower-quality” stocks—those with negative price-to-earnings ratios and lower market capitalizations. However, we believe such low-quality rallies are unsustainable, and that investing for the short term rarely has a successful outcome.

•	The Fund’s outperformance compared to the Index during the past six months was driven by stock selection in three sectors: financials, industrials and utilities. In financials — the Index’s largest sector weighting and worst performer of the period — the Fund’s stock picks and an underweighting in the weak-performing diversified financials segment proved advantageous.
Eaton Vance Tax-Managed Value Fund
Total Return Performance 10/31/08 – 4/30/09

Class A3	-12.69%
Class B3	-12.77
Class C3	-13.02
Class I3	-12.60
Russell 1000 Value Index[1]	-13.27
Lipper Large-Cap Value Funds Average[1]	-10.05
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

1

Eaton Vance Tax-Managed Value Fund as of April 30, 2009
INVESTMENT UPDATE
•	Having no exposure to the airlines industry contributed to the Fund’s outperformance in the industrials sector, but a more significant factor was a considerable underweighting in industrial conglomerates; more specifically, a single stock of a company well-known for its lighting, jet engine and home appliance divisions. The Fund’s stronger-than-benchmark showing in utilities was paced by both sector allocation and security selection.

•	On the downside, a combination of disappointing stock picks and sector selection in energy was the Fund’s biggest relative detractor. Underweighting telecommunication services and materials also hurt, as did stock selection in both categories.

•	As always, management continued to seek stocks of market-leading companies with strong franchises, solid balance sheets, good growth prospects and discount valuations in an effort to provide long-term, after-tax returns. We recognize that no fund is going to work in every environment, but by consistently adhering to this approach in good times and in bad, the Fund has historically provided shareholders with solid returns over time, as our long-term track record attests.

•	Regardless of the economic, political or market backdrop, management’s investment philosophy remains uncompromised. Our belief is that to be successful in the investment business, two things are paramount: a common sense approach to a particular style of investing—in this instance, tax-managed large-cap value—and a committed team of experienced investment professionals who believe in that strategy. We believe that putting those two things together will lead to a successful outcome in the long run.
•	As a fellow shareholder, I thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top Ten Holdings1
By net assets

JPMorgan Chase & Co.	3.0%
Wells Fargo & Co.	2.9
Hewlett-Packard Co.	2.5
Exxon Mobil Corp.	2.5
Chevron Corp.	2.4
Total SA ADR	2.4
CVS Caremark Corp.	2.4
Occidental Petroleum Corp.	2.3
Verizon Communications, Inc.	2.2
PNC Financial Services Group, Inc.	2.2

[1]	Top Ten Holdings represented 24.8% of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Value Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EATVX	EBTVX	ECTVX	EITVX

Average Annual Total Returns (at net asset value)
Six Months	-12.69%	-12.77%	-13.02%	-12.60%
One Year	-38.16	-38.40	-38.60	-37.99
Five Years	-0.09	-0.77	-0.83	N.A.
Life of Fund†	2.98	1.91	2.17	-29.69

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-17.72%	-17.12%	-13.89%	-12.60%
One Year	-41.72	-41.47	-39.22	-37.99
Five Years	-1.27	-1.17	-0.83	N.A.
Life of Fund†	2.33	1.91	2.17	-29.69

†	Inception Dates – Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00; and Class I: 11/30/07

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.16%	1.91%	1.91%	0.91%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Lipper Quintile Rankings3
By total return as of 4/30/09
EATON VANCE TAX-MANAGED VALUE FUND CLASS A
LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	4th	400 of 578 funds
3 Years	1st	98 of 491 funds
5 Years	1st	26 of 412 funds

[3]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

3

Eaton Vance Tax-Managed Value Fund as of April 30, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-38.16%	-0.09%	2.98%
Return After Taxes on Distributions	-38.29	-0.24	2.88
Return After Taxes on Distributions and Sale of Fund Shares	-24.62	-0.04	2.59
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-41.72%	-1.27%	2.33%
Return After Taxes on Distributions	-41.84	-1.42	2.23
Return After Taxes on Distributions and Sale of Fund Shares	-26.94	-1.03	2.02
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-38.40%	-0.77%	1.91%
Return After Taxes on Distributions	-38.44	-0.81	1.89
Return After Taxes on Distributions and Sale of Fund Shares	-24.92	-0.65	1.65
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-41.47%	-1.17%	1.91%
Return After Taxes on Distributions	-41.50	-1.21	1.89
Return After Taxes on Distributions and Sale of Fund Shares	-26.91	-0.98	1.65
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-38.60%	-0.83%	2.17%
Return After Taxes on Distributions	-38.64	-0.87	2.14
Return After Taxes on Distributions and Sale of Fund Shares	-25.05	-0.70	1.87
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	-39.22%	-0.83%	2.17%
Return After Taxes on Distributions	-39.25	-0.87	2.14
Return After Taxes on Distributions and Sale of Fund Shares	-25.44	-0.70	1.87
Average Annual Total Returns
(For the periods ended April 30, 2009)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund
Return Before Taxes	-37.99%	-29.69%
Return After Taxes on Distributions	-38.16	-29.90
Return After Taxes on Distributions and Sale of Fund Shares	-24.46	-24.89
Class A, Class B, Class C, and Class I of the Fund commenced investment operations on 12/27/99, 1/18/00, 1/24/00, and 11/30/07, respectively. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$873.10	$5.62
Class B	$1,000.00	$872.30	$6.36
Class C	$1,000.00	$869.80	$9.09
Class I	$1,000.00	$874.00	$4.46

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.06
Class B	$1,000.00	$1,018.00	$6.85
Class C	$1,000.00	$1,015.10	$9.79
Class I	$1,000.00	$1,020.00	$4.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% for Class A shares, 1.37% for Class B shares, 1.96% for Class C shares and 0.96% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per shares determined at the close of business of October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Tax-Managed Value Portfolio, at value (identified cost, $1,081,069,926)	$1,262,810,887
Receivable for Fund shares sold	4,785,033

Total assets	$1,267,595,920

Liabilities

Payable for Fund shares redeemed	$3,243,825
Payable to affiliate for distribution and service fees	305,409
Payable to affiliate for administration fee	152,848
Payable to affiliate for Trustees’ fees	42
Accrued expenses	237,563

Total liabilities	$3,939,687

Net Assets	$1,263,656,233

Sources of Net Assets

Paid-in capital	$1,515,954,639
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(441,784,015)
Accumulated undistributed net investment income	7,744,648
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	181,740,961

Total	$1,263,656,233

Class A Shares

Net Assets	$660,427,277
Shares Outstanding	53,301,790
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.39
Maximum Offering Price Per Share
(100 ÷ 94.25 of $12.39)	$13.15

Class B Shares

Net Assets	$75,803,221
Shares Outstanding	6,443,575
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.76

Class C Shares

Net Assets	$171,893,519
Shares Outstanding	14,300,279
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.02

Class I Shares

Net Assets	$355,532,216
Shares Outstanding	28,736,598
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.37

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $195,811)	$19,395,325
Interest allocated from Portfolio	230,236
Securities lending income allocated from Portfolio, net	111,800
Expenses allocated from Portfolio	(3,907,368)

Net investment income from Portfolio	$15,829,993

Expenses

Administration fee	$873,224
Trustees’ fees and expenses	305
Distribution and service fees
Class A	751,711
Class B	187,228
Class C	904,919
Transfer and dividend disbursing agent fees	572,122
Printing and postage	104,882
Registration fees	63,352
Custodian fee	24,028
Legal and accounting services	11,510
Miscellaneous	16,953

Total expenses	$3,510,234

Net investment income	$12,319,759

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(200,392,644)
Foreign currency transactions	(27,571)

Net realized loss	$(200,420,215)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$37,243,090
Foreign currency	3,937

Net change in unrealized appreciation (depreciation)	$37,247,027

Net realized and unrealized loss	$(163,173,188)

Net decrease in net assets from operations	$(150,853,429)

See notes to financial statements

6

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$12,319,759	$13,452,476
Net realized loss from investment and foreign currency transactions	(200,420,215)	(197,474,625)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	37,247,027	(396,272,812)

Net decrease in net assets from operations	$(150,853,429)	$(580,294,961)

Distributions to shareholders —
From net investment income
Class A	$(8,882,298)	$(8,147,261)
Class B	(359,901)	(270,151)
Class C	(705,226)	(564,275)
Class I	(5,449,617)	(1,733)

Total distributions to shareholders	$(15,397,042)	$(8,983,420)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$264,976,024	$735,258,748
Class B	4,142,849	4,034,974
Class C	19,918,090	34,081,205
Class I	242,505,472	246,290,357
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,708,706	5,630,048
Class B	272,330	202,834
Class C	507,569	403,573
Class I	1,661,913	1,733
Cost of shares redeemed
Class A	(249,065,784)	(447,294,284)
Class B	(14,619,292)	(35,682,394)
Class C	(36,791,582)	(47,758,186)
Class I	(35,376,849)	(15,180,621)
Net asset value of shares exchanged
Class A	18,794,730	23,617,530
Class B	(18,794,730)	(23,617,530)
Contingent deferred sales charges
Class B	25,472	—

Net increase in net assets from Fund share transactions	$204,864,918	$479,987,987

Net increase (decrease) in net assets	$38,614,447	$(109,290,394)

Net Assets

At beginning of period	$1,225,041,786	$1,334,332,180

At end of period	$1,263,656,233	$1,225,041,786

Accumulated undistributed net investment income included in net assets

At end of period	$7,744,648	$10,821,931

See notes to financial statements

7

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)(1)		2008(1)	2007	2006		2005		2004

Net asset value — Beginning of period	$14.400		$21.750	$18.770	$15.920		$13.950		$12.460

Income (loss) from operations

Net investment income	$0.135		$0.229	$0.202	$0.189		$0.122		$0.135
Net realized and unrealized gain (loss)	(1.957)		(7.386)	2.955	2.805		1.984		1.471

Total income (loss) from operations	$(1.822)		$(7.157)	$3.157	$2.994		$2.106		$1.606

Less distributions

From net investment income	$(0.188)		$(0.193)	$(0.177)	$(0.144)		$(0.136)		$(0.116)

Total distributions	$(0.188)		$(0.193)	$(0.177)	$(0.144)		$(0.136)		$(0.116)

Net asset value — End of period	$12.390		$14.400	$21.750	$18.770		$15.920		$13.950

Total Return(2)	(12.69	)%(7)	(33.19)%	16.93%	18.92%		15.17%		12.96%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$660,427		$710,258	$737,940	$529,073		$363,527		$269,908
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.21	%(5)	1.16%	1.16%	1.18	%(6)	1.21	%(6)	1.22%
Net investment income	2.19	%(5)	1.20%	1.06%	1.16%		0.86%		1.03%
Portfolio Turnover of the Portfolio	49	%(7)	84%	14%	26%		40%		44%

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

(7)	Not annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)(1)		2008(1)	2007	2006		2005		2004

Net asset value — Beginning of period	$13.530		$20.420	$17.630	$14.970		$13.130		$11.740

Income (loss) from operations

Net investment income	$0.121		$0.091	$0.068	$0.073		$0.018		$0.035
Net realized and unrealized gain (loss)	(1.850)		(6.958)	2.761	2.618		1.862		1.384

Total income (loss) from operations	$(1.729)		$(6.867)	$2.829	$2.691		$1.880		$1.419

Less distributions

From net investment income	$(0.044)		$(0.023)	$(0.039)	$(0.031)		$(0.040)		$(0.029)

Total distributions	$(0.044)		$(0.023)	$(0.039)	$(0.031)		$(0.040)		$(0.029)

Contingent deferred sales charges(1)	$0.003		$—	$—	$—		$—		$—

Net asset value — End of period	$11.760		$13.530	$20.420	$17.630		$14.970		$13.130

Total Return(2)	(12.77	)%(7)	(33.67)%	16.07%	18.00%		14.34%		12.10%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75,803		$122,001	$248,127	$250,030		$239,392		$227,778
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.37	%(5)	1.89%	1.91%	1.93	%(6)	1.96	%(6)	1.97%
Net investment income	2.08	%(5)	0.50%	0.33%	0.44%		0.13%		0.29%
Portfolio Turnover of the Portfolio	49	%(7)	84%	14%	26%		40%		44%

(1)	Net investment income and contingent deferred sales charges per share were computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

See notes to financial statements

9

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)(1)		2008(1)	2007	2006		2005		2004

Net asset value — Beginning of period	$13.870		$20.960	$18.100	$15.370		$13.470		$12.050

Income (loss) from operations

Net investment income	$0.087		$0.087	$0.062	$0.071		$0.018		$0.038
Net realized and unrealized gain (loss)	(1.891)		(7.143)	2.847	2.694		1.915		1.412

Total income (loss) from operations	$(1.804)		$(7.056)	$2.909	$2.765		$1.933		$1.450

Less distributions

From net investment income	$(0.046)		$(0.034)	$(0.049)	$(0.035)		$(0.033)		$(0.030)

Total distributions	$(0.046)		$(0.034)	$(0.049)	$(0.035)		$(0.033)		$(0.030)

Net asset value — End of period	$12.020		$13.870	$20.960	$18.100		$15.370		$13.470

Total Return(2)	(13.02	)%(7)	(33.72)%	16.10%	18.02%		14.37%		12.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$171,894		$218,320	$348,265	$297,473		$246,593		$216,066
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.96	%(5)	1.91%	1.91%	1.93	%(6)	1.96	%(6)	1.97%
Net investment income	1.46	%(5)	0.47%	0.32%	0.43%		0.12%		0.29%
Portfolio Turnover of the Portfolio	49	%(7)	84%	14%	26%		40%		44%

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

(7)	Not annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended
	April 30, 2009		Period Ended
	(Unaudited)		October 31, 2008(1)

Net asset value — Beginning of period	$14.410		$20.970

Income (loss) from operations

Net investment income(2)	$0.145		$0.224
Net realized and unrealized loss	(1.954)		(6.551)

Total loss from operations	$(1.809)		$(6.327)

Less distributions

From net investment income	$(0.231)		$(0.233)

Total distributions	$(0.231)		$(0.233)

Net asset value — End of period	$12.370		$14.410

Total Return(3)	(12.60	)%(8)	(30.53	)%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$355,532		$174,464
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.96	%(6)	0.91	%(6)
Net investment income	2.37	%(6)	1.36	%(6)
Portfolio Turnover of the Portfolio	49	%(8)	84	%(7)

(1)	For the period from the start of business, November 30, 2007, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended October 31, 2008.

(8)	Not annualized.

See notes to financial statements

11

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (92.8% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $237,164,573 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($43,295,557) and October 31, 2016 ($193,869,016).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses.

12

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $873,224. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $33,775 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $26,148 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $751,711 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the six months ended April 30, 2009 with respect to Class B. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $72,275 and $678,689 for Class B and Class C shares, respectively, representing 0.16% and 0.75% (annualized) of the average daily net assets of Class B and Class C shares, respectively. At April 30, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $23,812,000. There were no Uncovered Distribution Charges calculated under the Class B Plan at April 30, 2009.

13

Eaton Vance Tax-Managed Value Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $114,953 and $226,230 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $3,000, $43,000 and $10,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $25,472 of CDSCs were paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $533,242,649 and $349,857,255, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	21,820,885	38,743,553
Issued to shareholders electing to receive payments of distributions in Fund shares	524,527	263,579
Redemptions	(19,960,791)	(24,845,762)
Exchange from Class B shares	1,588,630	1,246,356

Net increase	3,973,251	15,407,726

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008

Sales	347,293	228,065
Issued to shareholders electing to receive payments of distributions in Fund shares	22,414	10,046
Redemptions	(1,267,240)	(2,045,593)
Exchange to Class A shares	(1,676,859)	(1,323,839)

Net decrease	(2,574,392)	(3,131,321)

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	1,597,981	1,855,880
Issued to shareholders electing to receive payments of distributions in Fund shares	40,801	19,487
Redemptions	(3,080,686)	(2,751,581)

Net decrease	(1,441,904)	(876,214)

	Six Months Ended
	April 30, 2009	Period Ended
Class I	(Unaudited)	October 31, 2008(1)

Sales	19,407,909	13,008,304
Issued to shareholders electing to receive payments of distributions in Fund shares	130,244	81
Redemptions	(2,909,189)	(900,751)

Net increase	16,628,964	12,107,634

(1)	Class I commenced operations on November 30, 2007.

14

Tax-Managed Value Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 97.6%

Security	Shares	Value

Aerospace & Defense — 4.8%

General Dynamics Corp.	400,000	$20,668,000
Lockheed Martin Corp.	325,000	25,522,250
United Technologies Corp.	400,000	19,536,000

		$65,726,250

Beverages — 1.3%

PepsiCo, Inc.	350,000	$17,416,000

		$17,416,000

Biotechnology — 1.8%

Amgen, Inc.(1)	150,000	$7,270,500
Biogen Idec, Inc.(1)	350,000	16,919,000

		$24,189,500

Capital Markets — 3.8%

Franklin Resources, Inc.	250,000	$15,120,000
Goldman Sachs Group, Inc.	175,000	22,487,500
Northern Trust Corp.	250,000	13,590,000

		$51,197,500

Chemicals — 1.0%

Air Products and Chemicals, Inc.	200,000	$13,180,000

		$13,180,000

Commercial Banks — 5.1%

PNC Financial Services Group, Inc.	759,880	$30,167,236
Wells Fargo & Co.	1,988,520	39,790,285

		$69,957,521

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	500,000	$13,335,000

		$13,335,000

Communications Equipment — 0.8%

Cisco Systems, Inc.(1)	600,000	$11,592,000

		$11,592,000

Computers & Peripherals — 4.6%

Hewlett-Packard Co.	950,000	$34,181,000
International Business Machines Corp.	275,000	28,382,750

		$62,563,750

Consumer Finance — 1.1%

Capital One Financial Corp.	914,181	$15,303,390

		$15,303,390

Diversified Financial Services — 3.0%

JPMorgan Chase & Co.	1,250,000	$41,250,000

		$41,250,000

Diversified Telecommunication Services — 4.4%

AT&T, Inc.	1,175,000	$30,103,500
Verizon Communications, Inc.	1,000,000	30,340,000

		$60,443,500

Electric Utilities — 3.6%

Entergy Corp.	175,000	$11,334,750
Exelon Corp.	400,000	18,452,000
FPL Group, Inc.	350,000	18,826,500

		$48,613,250

Electrical Equipment — 0.8%

Emerson Electric Co.	325,000	$11,063,000

		$11,063,000

Energy Equipment & Services — 1.4%

Diamond Offshore Drilling, Inc.(2)	100,000	$7,241,000
Transocean, Ltd.(1)	180,000	12,146,400

		$19,387,400

Food & Staples Retailing — 4.6%

CVS Caremark Corp.	1,000,000	$31,780,000
Kroger Co. (The)	650,000	14,053,000
Wal-Mart Stores, Inc.	325,000	16,380,000

		$62,213,000

Food Products — 2.2%

Nestle SA	900,000	$29,337,058

		$29,337,058

See notes to financial statements

15

Tax-Managed Value Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 2.1%

Becton, Dickinson & Co.	150,000	$9,072,000
Boston Scientific Corp.(1)	1,500,000	12,615,000
Covidien, Ltd.	225,000	7,420,500

		$29,107,500

Health Care Providers & Services — 1.5%

Aetna, Inc.	400,000	$8,804,000
UnitedHealth Group, Inc.	500,000	11,760,000

		$20,564,000

Hotels, Restaurants & Leisure — 1.0%

McDonald’s Corp.	250,000	$13,322,500

		$13,322,500

Household Products — 2.3%

Clorox Co. (The)	300,000	$16,815,000
Kimberly-Clark Corp.	150,000	7,371,000
Procter & Gamble Co.	150,000	7,416,000

		$31,602,000

Independent Power Producers & Energy Traders — 0.5%

NRG Energy, Inc.(1)	350,000	$6,293,000

		$6,293,000

Insurance — 5.5%

ACE, Ltd.	363,147	$16,820,969
Chubb Corp.	68,775	2,678,786
MetLife, Inc.	916,802	27,274,860
Travelers Companies, Inc. (The)	675,000	27,769,500

		$74,544,115

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.(1)	250,000	$8,770,000

		$8,770,000

Machinery — 0.9%

Deere & Co.	300,000	$12,378,000

		$12,378,000

Media — 2.8%

Comcast Corp., Class A	850,000	$13,141,000
Time Warner, Inc.	500,000	10,915,000
Vivendi SA	500,000	13,444,525

		$37,500,525

Metals & Mining — 1.6%

BHP Billiton, Ltd. ADR(2)	275,000	$13,238,500
Nucor Corp.	225,000	9,155,250

		$22,393,750

Multi-Utilities — 2.4%

Dominion Resources, Inc.	325,000	$9,802,000
PG&E Corp.	200,000	7,424,000
Public Service Enterprise Group, Inc.	500,000	14,920,000

		$32,146,000

Oil, Gas & Consumable Fuels — 13.6%

Anadarko Petroleum Corp.	400,000	$17,224,000
Apache Corp.	175,000	12,750,500
Chevron Corp.	500,000	33,050,000
ConocoPhillips	250,000	10,250,000
Exxon Mobil Corp.	500,000	33,335,000
Occidental Petroleum Corp.	550,000	30,959,500
Peabody Energy Corp.	300,000	7,917,000
Total SA ADR(2)	650,000	32,318,000
XTO Energy, Inc.	200,000	6,932,000

		$184,736,000

Pharmaceuticals — 6.6%

Abbott Laboratories	250,000	$10,462,500
Bristol-Myers Squibb Co.	500,000	9,600,000
Merck & Co., Inc.	500,000	12,120,000
Pfizer, Inc.	850,000	11,356,000
Schering-Plough Corp.	800,000	18,416,000
Wyeth	650,000	27,560,000

		$89,514,500

Real Estate Investment Trusts (REITs) — 1.9%

AvalonBay Communities, Inc.	250,000	$14,202,500
Boston Properties, Inc.	250,000	12,355,000

		$26,557,500

See notes to financial statements

16

Tax-Managed Value Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Road & Rail — 1.7%

Burlington Northern Santa Fe Corp.	350,000	$23,618,000

		$23,618,000

Software — 1.3%

Microsoft Corp.	525,000	$10,636,500
Oracle Corp.	400,000	7,736,000

		$18,372,500

Specialty Retail — 3.3%

Best Buy Co., Inc.	500,000	$19,190,000
Staples, Inc.	750,000	15,465,000
TJX Companies., Inc. (The)	350,000	9,789,500

		$44,444,500

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	300,000	$15,741,000

		$15,741,000

Tobacco — 0.8%

Philip Morris International, Inc.	300,000	$10,860,000

		$10,860,000

Wireless Telecommunication Services — 0.7%

Vodafone Group PLC ADR	500,000	$9,175,000

		$9,175,000

Total Common Stocks
(identified cost $1,126,750,452)		$1,328,408,509

Short-Term Investments — 3.7%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(3)	$20,556	$20,556,303
Eaton Vance Cash Collateral Fund, LLC, 0.97%(3)(4)	29,730	29,730,300

Total Short-Term Investments
(identified cost $50,699,830)		$50,286,603

Total Investments — 101.3%
(identified cost $1,177,450,282)		$1,378,695,112

Other Assets, Less Liabilities — (1.3)%		$(17,791,724)

Net Assets — 100.0%		$1,360,903,388

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at April 30, 2009.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at April 30, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

17

Tax-Managed Value Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value including $29,083,693 of securities on loan (identified cost, $1,126,750,452)	$1,328,408,509
Affiliated investments, at value (identified cost, $50,699,830)	50,286,603
Foreign currency, at value (identified cost, $720,063)	717,571
Receivable for investments sold	8,711,875
Dividends receivable	2,556,500
Interest receivable from affiliated investment	2,403
Securities lending income receivable	5,949
Tax reclaims receivable	712,402

Total assets	$1,391,401,812

Liabilities

Collateral for securities loaned	$29,730,300
Payable to affiliate for investment adviser fee	676,771
Payable to affiliate for Trustees’ fees	4,208
Accrued expenses	87,145

Total liabilities	$30,498,424

Net assets applicable to investors’ interest in Portfolio	$1,360,903,388

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,159,648,104
Net unrealized appreciation (computed on the basis of identified cost)	201,255,284

Total	$1,360,903,388

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $211,653)	$21,100,753
Interest	14
Securities lending income, net	121,434
Interest income allocated from affiliated investment	251,016
Expenses allocated from affiliated investment	(121,259)

Total investment income	$21,351,958

Expenses

Investment adviser fee	$3,866,364
Trustees’ fees and expenses	26,534
Custodian fee	174,030
Legal and accounting services	39,776
Miscellaneous	18,487

Total expenses	$4,125,191

Deduct —
Reduction of custodian fee	$1

Total expense reductions	$1

Net expenses	$4,125,190

Net investment income	$17,226,768

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(219,699,151)
Investment transactions allocated from affiliated investment	14,005
Foreign currency transactions	(29,785)

Net realized loss	$(219,714,931)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$38,897,832
Foreign currency	3,884

Net change in unrealized appreciation (depreciation)	$38,901,716

Net realized and unrealized loss	$(180,813,215)

Net decrease in net assets from operations	$(163,586,447)

See notes to financial statements

18

Tax-Managed Value Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$17,226,768	$27,080,353
Net realized loss from investment and foreign currency transactions	(219,714,931)	(221,801,106)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	38,901,716	(439,284,824)

Net decrease in net assets from operations	$(163,586,447)	$(634,005,577)

Capital transactions —
Contributions	$534,246,487	$1,026,614,787
Withdrawals	(367,036,693)	(556,492,962)

Net increase in net assets from capital transactions	$167,209,794	$470,121,825

Net increase (decrease) in net assets	$3,623,347	$(163,883,752)

Net Assets

At beginning of period	$1,357,280,041	$1,521,163,793

At end of period	$1,360,903,388	$1,357,280,041

See notes to financial statements

19

Tax-Managed Value Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2009
	(Unaudited)		2008	2007	2006		2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.67	%(3)	0.66%	0.66%	0.67	%(1)	0.68	%(1)	0.69%
Net investment income	2.72	%(3)	1.71%	1.56%	1.67%		1.40%		1.57%
Portfolio Turnover	49	%(4)	84%	14%	26%		40%		44%

Total Return	(12.45	)%(4)	(32.85)%	17.51%	19.53%		15.76%		13.55%

Net assets, end of period (000’s omitted)	$1,360,903		$1,357,280	$1,521,164	$1,212,996		$946,075		$797,423

(1)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets, for the years ended October 31, 2006 and 2005).

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

20

Tax-Managed Value Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 92.8% and 7.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

21

Tax-Managed Value Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, as amended by a fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $2 billion and at reduced rates as average net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $3,982,426 of which $116,062 was allocated from Cash Management and $3,866,364 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.63% (annualized) of the Portfolio’s average daily net assets.

22

Tax-Managed Value Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $834,798,075 and $610,099,199, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,182,978,349

Gross unrealized appreciation	$208,756,403
Gross unrealized depreciation	(13,039,640)

Net unrealized appreciation	$195,716,763

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $23,735 for the six months ended April 30, 2009. At April 30, 2009, the value of the securities loaned and the value of the collateral received amounted to $29,083,693 and $29,730,300, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$1,335,913,529
Level 2	Other Significant Observable Inputs	42,781,583
Level 3	Significant Unobservable Inputs	—

Total		$1,378,695,112

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

23

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

24

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

25

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and Portfolio to continue to share such benefits equitably.

26

Eaton Vance Tax-Managed Value Fund

OFFICERS AND TRUSTEES

Eaton Vance Tax-Managed Value Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Duncan W. Richardson Vice President Judith A. Saryan Vice President Susan Schiff Vice President Thomas Seto Vice President

David M. Stein Vice President Dan R. Strelow Vice President Mark S. Venezia Vice President Adam A. Weigold Vice President

Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

27

Eaton Vance Tax-Managed Value Fund

OFFICERS AND TRUSTEES CONT’D

Tax-Managed Value Portfolio

Officers	Trustees
Duncan W. Richardson President Michael R. Mach Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

28

Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Tax-Managed Value Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

501-6/09	TVSRC

S e m i a n n u a l R e p o r t A p r i l 3 0 , 2 0 0 9 EATON VANCE FLOATING-RATE ADVANTAGE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Scott H. Page, CFA
Co-Portfolio Manager
Craig P. Russ
Co-Portfolio Manager
•	During the six months ending April 30, 2009, credit markets experienced unprecedented volatility during the early part of the period but staged a turnaround in the latter four months. While there was little doubt that a recession would bring higher default rates, it was difficult to reconcile bank loan prices with market fundamentals during November and December of 2008. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. Despite this, bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. In the final four months of the period, however, the market for bank loans began to recover, and cash was put to work in a sector with no active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold. We are encouraged by these developments and believe they should contribute to improving technicals in our market. Ironically, as performance has improved in 2009, defaults have increased — a trend we expect may continue.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund’s1 investment objective is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers. The Fund also utilizes leverage for the purpose of acquiring additional income-producing investments. In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market.

•	The Fund’s investments included 397 borrowers as of April 30, 2009, with an average loan size of 0.25% of total investments, and no industry constituted more than 8.4% of total investments. Healthcare, cable and satellite television, and business equipment and services were among the top industry weightings.

•	During the six-month period, the Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index3 (the Index), as a result of industry allocation, loan selection, and the Fund’s leverage, which benefited from the improved credit environment.

•	In terms of positioning, higher relative weightings in business equipment and services and cable and satellite television, both of which outperformed the broader market, contributed to the Fund’s relative performance. A higher relative percentage of single B and BB-rated loans, which outperformed lower-quality loans, also contributed to the Fund’s outperformance.
Eaton Vance Floating-Rate Advantage Fund
Total Return Performance 10/31/08 — 4/30/09

Advisers Class[2]	6.76%
Class A2	6.76
Class B2	6.56
Class C2	6.41
Class I2	6.88
S&P/LSTA Leveraged Loan Index[3]	5.98

Please refer to page 3 for additional performance information.

[1]	The Fund currently invests in a separately registered investment company, Senior Debt Portfolio (the Portfolio), with the same investment objective and policies as the Fund. References to investments and borrowings are to the Portfolio’s holdings and borrowings.

[2]	These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. Advisers Class and Class I shares are offered to investors at net asset value.

[3]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009
FUND PERFORMANCE
•	As we moved into this rising default environment in 2009, we believe that our experienced credit research analysts helped us to avoid some of the riskiest names. In addition, our diversified approach to the asset class — which includes keeping our investments in individual issues relatively small — helped to contain the degree of losses associated with the defaulted loans that the Fund does hold.

•	As of April 30, 2009, the Fund had borrowings of approximately 22.5% of its total assets. The Fund currently borrows through a commercial paper program. Use of financial leverage creates an opportunity for increased income, but at the same time creates special risks (including the likelihood of greater volatility in the net asset value). The cost of borrowings under the Fund’s commercial paper facility rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of leverage may be offset by increased/decreased income from the Fund’s senior loan investments.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top Ten Holdings1
By total investments

UPC Broadband Holding B.V.	1.3%
SunGard Data Systems, Inc.	1.3
HCA, Inc.	1.2
Charter Communications Operating, Inc.	1.2
Univision Communications, Inc.	1.0
Rite Aid Corp.	1.0
Cequel Communications, LLC	0.9
Celanese Holdings, LLC	0.8
Georgia-Pacific Corp.	0.8
Goodyear Tire & Rubber Co.	0.8

[1]	Reflects the Portfolio’s investments as of 4/30/09. Holdings are shown as a percentage of the Portfolio’s total investments.
Top Five Industries2
By total investments

Healthcare	8.4%
Cable and Satellite Television	7.6
Business Equipment and Services	7.3
Publishing	6.6
Chemicals and Plastics	5.9

[2]	Reflects the Portfolio’s investments as of 4/30/09. Industries are shown as a percentage of the Portfolio’s total investments.
Credit Quality Ratings for
Total Loan Investments3
By total loan investments

Baa	0.9%
Ba	37.1
B	33.2
Caa	7.9
Defaulted	7.5
Non-Rated[4]	13.4

[3]	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Portfolio’s total loan investments as of 4/30/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[4]	Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

2

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009
FUND PERFORMANCE

	Advisers
Performance[1]	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EVFAX	EAFAX	EBFHX	ECFAX	EIFAX
Average Annual Total Returns (at net asset value)
Six months	6.76%	6.76%	6.56%	6.41%	6.88%
One year	-18.96	-19.06	-19.22	-19.41	-18.76
Five years	N.A.	N.A.	-2.03	N.A.	N.A.
Ten years	N.A.	N.A.	1.01	N.A.	N.A.
Life of Fund†	-13.94	-14.04	3.98	-14.41	-13.73
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six months	6.76%	4.30%	3.56%	5.41%	6.88%
One year	-18.96	-20.90	-21.51	-20.17	-18.76
Five years	N.A.	N.A.	-2.03	N.A.	N.A.
Ten years	N.A.	N.A.	1.01	N.A.	N.A.
Life of Fund†	-13.94	-15.77	3.98	-14.41	-13.73

†	Inception Dates: — Advisers Class: 3/15/08; Class A: 3/17/08; Class B: 8/4/89; Class C: 3/15/08; Class I: 3/15/08.

1	Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Advisers Class and Class I shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% — 4th year. 1-year SEC returns for Class C reflect 1% CDSC. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Performance for periods prior to 3/15/08 reflects performance of Eaton Vance Prime Rate Reserves. The Fund is the successor to Eaton Vance Prime Rate Reserves.

Total Annual	Advisers
Operating Expenses[2]	Class	Class A	Class B	Class C	Class I
Expense Ratio	2.13%	2.13%	2.53%	2.64%	1.88%

[2]	From the Fund’s prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate Advantage Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/2009)	(11/1/08 – 4/30/2009)

Actual
Advisers Class	$1,000.00	$1,067.60	$14.41
Class A	$1,000.00	$1,067.60	$14.56
Class B	$1,000.00	$1,065.60	$16.29
Class C	$1,000.00	$1,064.10	$17.09
Class I	$1,000.00	$1,068.80	$13.29

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,010.90	$14.01
Class A	$1,000.00	$1,010.70	$14.16
Class B	$1,000.00	$1,009.00	$15.84
Class C	$1,000.00	$1,008.20	$16.63
Class I	$1,000.00	$1,012.00	$12.92

*	Expenses are equal to the Fund’s annualized expense ratio of 2.81% for Advisers Class shares, 2.84% for Class A shares, 3.18% for Class B shares, 3.34% for Class C shares and 2.59% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)
Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investment in Senior Debt Portfolio, at value (identified cost, $1,546,964,147)	$1,048,076,171
Receivable for Fund shares sold	1,385,252

Total assets	$1,049,461,423

Liabilities

Payable for Fund shares redeemed	$2,263,610
Dividends payable	1,243,731
Payable to affiliate for distribution and service fees	414,011
Payable to affiliate for administration fee	81,884
Accrued expenses	279,073

Total liabilities	$4,282,309

Net Assets	$1,045,179,114

Sources of Net Assets

Paid-in capital	$2,198,864,684
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(653,321,878)
Accumulated distributions in excess of net investment income	(1,475,716)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(498,887,976)

Total	$1,045,179,114

Advisers Class Shares

Net Assets	$27,562,042
Shares Outstanding	3,502,680
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.87

Class A Shares

Net Assets	$426,825,952
Shares Outstanding	54,276,527
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.86
Maximum Offering Price Per Share
(100 ÷ 97.75 of $7.86)	$8.04

Class B Shares

Net Assets	$117,738,965
Shares Outstanding	14,948,017
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.88

Class C Shares

Net Assets	$458,941,007
Shares Outstanding	58,378,312
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.86

Class I Shares

Net Assets	$14,111,148
Shares Outstanding	1,793,554
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.87

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest allocated from Portfolio	$46,898,887
Expenses allocated from Portfolio	(10,853,075)

Net investment income from Portfolio	$36,045,812

Expenses

Administration fee	$479,580
Trustees’ fees and expenses	210
Distribution and service fees
Advisers Class	33,077
Class A	481,595
Class B	355,065
Class C	1,563,458
Transfer and dividend disbursing agent fees	784,493
Printing and postage	154,578
Legal and accounting services	32,764
Registration fees	48,707
Custodian fee	29,566
Miscellaneous	9,582

Total expenses	$3,972,675

Net investment income	$32,073,137

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(78,958,921)
Swap contracts	23,517
Foreign currency and forward foreign currency exchange contract transactions	(984,231)

Net realized loss	$(79,919,635)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$106,756,655
Foreign currency and forward foreign currency exchange contracts	(4,006,367)

Net change in unrealized appreciation (depreciation)	$102,750,288

Net realized and unrealized gain	$22,830,653

Net increase in net assets from operations	$54,903,790

See notes to financial statements

5

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008*

From operations —
Net investment income	$32,073,137	$85,590,737
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(79,919,635)	(17,842,295)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	102,750,288	(459,387,115)

Net increase (decrease) in net assets from operations	$54,903,790	$(391,638,673)

Distributions to shareholders —
From net investment income
Advisers Class	$(856,952)	$(995,935)
Class A	(12,847,219)	(16,194,549)
Class B	(3,796,456)	(34,565,370)
Class C	(13,052,526)	(21,425,668)
Class I	(420,877)	(827,902)
Tax return of capital
Advisers Class	—	(119,637)
Class A	—	(1,945,383)
Class B	—	(4,152,193)
Class C	—	(2,573,775)
Class I	—	(99,453)

Total distributions to shareholders	$(30,974,030)	$(82,899,865)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$7,995,659	$9,129,233
Class A	8,934,456	56,985,769
Class B	1,262,474	9,777,200
Class C	12,646,987	7,957,428
Class I	627,635	897,901
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	737,832	762,435
Class A	7,396,626	10,442,266
Class B	2,232,162	20,026,914
Class C	9,195,042	16,706,127
Class I	183,435	488,897
Cost of shares redeemed
Advisers Class	(10,287,895)	(10,722,609)
Class A	(59,831,625)	(73,490,146)
Class B	(22,641,357)	(279,290,004)
Class C	(58,057,920)	(165,335,095)
Class I	(654,082)	(13,372,559)
Net asset value of shares exchanged
Class A	14,993,869	605,354,584
Class B	(14,993,869)	(605,354,584)
Issued in connection with tax-free reorganization (see Note 8)
Advisers Class	—	34,997,278
Class C	—	781,241,870
Class I	—	29,992,032
Redemption fees	19,654	—

Net increase (decrease) in net assets from Fund share transactions	$(100,240,917)	$437,194,937

Net decrease in net assets	$(76,311,157)	$(37,343,601)

	Six Months Ended
	April 30, 2009	Year Ended
Net Assets	(Unaudited)	October 31, 2008*

At beginning of period	$1,121,490,271	$1,158,833,872

At end of period	$1,045,179,114	$1,121,490,271

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(1,475,716)	$(307,675)

*	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

See notes to financial statements

6

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Six Months Ended		Period Ended
	April 30, 2009		October 31,
	(Unaudited)		2008(1)

Net asset value — Beginning of period	$7.620		$10.000

Income (loss) from operations

Net investment income(2)	$0.236		$0.395
Net realized and unrealized gain (loss)	0.245		(2.405)

Total income (loss) from operations	$0.481		$(2.010)

Less distributions

From net investment income	$(0.231)		$(0.330)
Tax return of capital	—		(0.040)

Total distributions	$(0.231)		$(0.370)

Redemption fees(2)	$0.000	(6)	$—

Net asset value — End of period	$7.870		$7.620

Total Return(3)	6.76	%(9)	(20.84	)%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,562		$27,960
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest expense and fees(4)(5)	1.54	%(7)	1.17	%(7)
Interest expense and fees(4)	1.27	%(7)	0.96	%(7)
Total expenses(4)	2.81	%(7)	2.13	%(7)
Net investment income	6.76	%(7)	6.25	%(7)
Portfolio Turnover of the Portfolio	5	%(9)	7	%(8)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Rounds to less than $0.001.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2008.

(9)	Not annualized.

See notes to financial statements

7

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Period Ended
	April 30, 2009		October 31,
	(Unaudited)		2008(1)

Net asset value — Beginning of period	$7.610		$10.000

Income (loss) from operations

Net investment income(2)	$0.242		$0.388
Net realized and unrealized gain (loss)	0.239		(2.408)

Total income (loss) from operations	$0.481		$(2.020)

Less distributions

From net investment income	$(0.231)		$(0.330)
Tax return of capital	—		(0.040)

Total distributions	$(0.231)		$(0.370)

Redemption fees(2)	$0.000	(6)	$—

Net asset value — End of period	$7.860		$7.610

Total Return(3)	6.76	%(9)	(20.94	)%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$426,826		$444,144
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest expense and fees(4)(5)	1.57	%(7)	1.16	%(7)
Interest expense and fees(4)	1.27	%(7)	0.97	%(7)
Total expenses(4)	2.84	%(7)	2.13	%(7)
Net investment income	6.94	%(7)	6.23	%(7)
Portfolio Turnover of the Portfolio	5	%(9)	7	%(8)

(1)	Class commenced operations on March 17, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Rounds to less than $0.001.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2008.

(9)	Not annualized.

See notes to financial statements

8

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B†

	Six Months Ended		Year Ended	Period Ended		Year Ended November 30,
	April 30, 2009		October 31,	October 31,
	(Unaudited)		2008	2007(2)		2006	2005		2004		2003

Net asset value — Beginning of period	$7.630		$11.180	$11.500		$11.500	$11.490		$11.240		$10.830

Income (loss) from operations

Net investment income	$0.234	(1)	$0.662 (1)	$0.670	(1)	$0.667 (1)	$0.481	(1)	$0.345		$0.365
Net realized and unrealized gain (loss)	0.235		(3.601)	(0.307)		0.008	0.014		0.249		0.409

Total income (loss) from operations	$0.469		$(2.939)	$0.363		$0.675	$0.495		$0.594		$0.774

Less distributions

From net investment income	$(0.219)		$(0.545)	$(0.683)		$(0.675)	$(0.485)		$(0.344)		$(0.364)
Tax return of capital	—		(0.066)

Total distributions	$(0.219)		$(0.611)	$(0.683)		$(0.675)	$(0.485)		$(0.344)		$(0.364)

Redemption fees(1)	$0.000	(6)	$—	$—		$—	$—		$—		$—

Net asset value — End of period	$7.880		$7.630	$11.180		$11.500	$11.500		$11.490		$11.240

Total Return(3)	6.56	%(9)	(27.45)%	3.23	%(9)	6.02%	4.41%		5.30%		7.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$117,739		$151,321	$1,158,834		$1,273,866	$1,428,366		$1,636,855		$1,840,559
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest expense and fees(4)(5)	1.91	%(7)	1.51%	1.40	%(7)	1.32%	1.33%		1.31%		1.31%
Interest expense and fees(4)	1.27	%(7)	1.02%	0.70	%(7)	0.01%	0.00	%(8)	0.00	%(8)	0.01%
Total expenses(4)	3.18	%(7)	2.53%	2.10	%(7)	1.33%	1.33%		1.31%		1.32%
Net investment income	6.69	%(7)	6.37%	6.39	%(7)	5.79%	4.18%		3.02%		3.34%
Portfolio Turnover of the Portfolio	5	%(9)	7%	55	%(9)	51%	65%		87%		47%

†	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

(1)	Computed using average shares outstanding.

(2)	For the eleven month period ended October 31, 2007.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Rounds to less than $0.001.

(7)	Annualized.

(8)	Represents less than 0.01%.

(9)	Not annualized.

See notes to financial statements

9

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Period Ended
	April 30, 2009		October 31,
	(Unaudited)		2008(1)

Net asset value — Beginning of period	$7.620		$10.000

Income (loss) from operations

Net investment income(2)	$0.225		$0.362
Net realized and unrealized gain (loss)	0.231		(2.400)

Total income (loss) from operations	$0.456		$(2.038)

Less distributions

From net investment income	$(0.216)		$(0.305)
Tax return of capital	—		(0.037)

Total distributions	$(0.216)		$(0.342)

Redemption fees(2)	$0.000	(6)	$—

Net asset value — End of period	$7.860		$7.620

Total Return(3)	6.41	%(9)	(21.06	)%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$458,941		$484,551
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest expense and fees(4)(5)	2.07	%(7)	1.68	%(7)
Interest expense and fees(4)	1.27	%(7)	0.96	%(7)
Total expenses(4)	3.34	%(7)	2.64	%(7)
Net investment income	6.44	%(7)	5.74	%(7)
Portfolio Turnover of the Portfolio	5	%(9)	7	%(8)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Rounds to less than $0.001.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2008.

(9)	Not annualized.

See notes to financial statements

10

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Period Ended
	April 30, 2009		October 31,
	(Unaudited)		2008(1)

Net asset value — Beginning of period	$7.620		$10.000

Income (loss) from operations

Net investment income(2)	$0.249		$0.412
Net realized and unrealized gain (loss)	0.240		(2.407)

Total income (loss) from operations	$0.489		$(1.995)

Less distributions

From net investment income	$(0.239)		$(0.344)
Tax return of capital	—		(0.041)

Total distributions	$(0.239)		$(0.385)

Redemption fees(2)	$0.000	(6)	$—

Net asset value — End of period	$7.870		$7.620

Total Return(3)	6.88	%(9)	(20.71	)%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,111		$13,515
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest expense and fees(4)(5)	1.32	%(7)	0.92	%(7)
Interest expense and fees(4)	1.27	%(7)	0.96	%(7)
Total expenses(4)	2.59	%(7)	1.88	%(7)
Net investment income	7.13	%(7)	6.51	%(7)
Portfolio Turnover of the Portfolio	5	%(9)	7	%(8)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Rounds to less than $0.001.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2008.

(9)	Not annualized.

See notes to financial statements

11

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at April 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $576,484,544 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($194,462,963), October 31, 2010 ($154,919,765), October 31, 2011 ($86,475,719), October 31, 2012 ($774,702), October 31, 2013 ($704,819), October 31, 2015 ($14,497,995) and October 31, 2016 ($124,648,581).

A capital loss carryforward of $160,589,153 included in the amounts above will be available to the Fund as a result of the reorganization of Eaton Vance Advisers Senior Floating-Rate Fund, EV Classic Senior Floating-Rate Fund and Eaton Vance Institutional Senior Floating-Rate Fund on March 14, 2008 (see Note 8). Utilization of this additional capital loss carryforward may be limited in accordance with certain income tax regulations.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s and Predecessor Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

12

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $479,580. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $36,263 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,774 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers Plan and the Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $33,077 for Advisers Class shares and $481,595 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts

13

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $236,710 and $1,250,766 for Class B and Class C shares, respectively, representing 0.40% (annualized) and 0.60% (annualized) of the average daily net assets of Class B and Class C shares, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $118,355 and $312,692 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their employees or clients and may be waived under certain other limited conditions. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $89,000 and $2,000 of CDSCs paid by Class B and Class C shareholders, respectively.

6   Investment Transactions

For the six months ended April 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $53,617,475 and $183,722,789, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Period Ended
Advisers Class	(Unaudited)	October 31, 2008(1)

Sales	1,183,003	1,173,587
Issued in connection with the acquisition of Eaton Vance Advisers Senior Floating-Rate Fund	—	3,499,728
Issued to shareholders electing to receive payments of distributions in Fund shares	106,047	78,774
Redemptions	(1,456,140)	(1,082,319)

Net increase (decrease)	(167,090)	3,669,770

	Six Months Ended
	April 30, 2009	Period Ended
Class A	(Unaudited)	October 31, 2008(1)

Sales	1,292,234	5,673,088
Issued to shareholders electing to receive payments of distributions in Fund shares	1,065,051	1,090,809
Redemptions	(8,557,239)	(7,603,566)
Exchange from Class B shares	2,146,304	59,169,846

Net increase (decrease)	(4,053,650)	58,330,177

	Six Months Ended
	April 30, 2009	Year Ended
Class B	(Unaudited)	October 31, 2008*

Sales	177,657	929,409
Issued to shareholders electing to receive payments of distributions in Fund shares	321,922	1,941,559
Redemptions	(3,249,836)	(27,546,856)
Exchange to Class A shares	(2,139,391)	(59,168,319)

Net decrease	(4,889,648)	(83,844,207)

	Six Months Ended
	April 30, 2009	Period Ended
Class C	(Unaudited)	October 31, 2008(1)

Sales	1,758,066	781,462
Issued in connection with the acquisition of EV Classic Senior Floating-Rate Fund	—	78,124,187
Issued to shareholders electing to receive payments of distributions in Fund shares	1,326,511	1,723,721
Redemptions	(8,332,580)	(17,003,055)

Net increase (decrease)	(5,248,003)	63,626,315

14

Eaton Vance Floating-Rate Advantage Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	April 30, 2009	Period Ended
Class I	(Unaudited)	October 31, 2008(1)

Sales	87,716	87,165
Issued in connection with the acquisition of Eaton Vance Institutional Senior Floating-Rate Fund		2,999,203
Issued to shareholders electing to receive payments of distributions in Fund shares	26,439	49,463
Redemptions	(93,940)	(1,362,492)

Net increase	20,215	1,773,339

(1)	For the period from the start of business, March 15, 2008, to October 31, 2008 for Advisers Class, Class C and Class I, and March 17, 2008 to October 31, 2008 for Class A.

*	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

8   Reorganization

As of the close of business on March 14, 2008, the Fund acquired the net assets of Eaton Vance Prime Rate Reserves (Prime Rate Reserves) pursuant to a plan of reorganization approved by its shareholders. Prior to this acquisition, the Fund had not commenced operations. The acquisition was accomplished by a tax-free exchange of 92,146,278 shares of Class B of the Fund for the 112,846,521 shares of Prime Rate Reserves outstanding on March 14, 2008. The aggregate net assets of Prime Rate Reserves on March 14, 2008 were $921,462,778.

Additionally, as of the close of business on March 14, 2008, the Fund acquired the net assets of Eaton Vance Advisers Senior Floating-Rate Fund (Advisers Fund), EV Classic Senior Floating-Rate Fund (Classic Fund) and Eaton Vance Institutional Senior Floating-Rate Fund (Institutional Fund), each of which also invested in the Portfolio, pursuant to a plan of reorganization approved by the shareholders. The acquisitions were accomplished by tax-free exchanges of 3,499,728 shares of Advisers Class of the Fund for the 4,294,600 shares of the Advisers Fund outstanding on March 14, 2008, 78,124,187 shares of Class C of the Fund for the 95,962,919 shares of the Classic Fund outstanding on March 14, 2008 and 2,999,203 shares of Class I of the Fund for the 3,680,699 shares of the Institutional Fund outstanding on March 14, 2008. The aggregate net assets of the Fund immediately before the acquisition were $921,462,778. The net assets of the Advisers Fund, Classic Fund and Institutional Fund at that date of $34,997,278, $781,241,870 and $29,992,032, respectively, including $5,962,341, $106,752,582 and $5,311,335 of unrealized appreciation, respectively, were combined with those of the Fund, resulting in combined net assets of $1,767,693,958.

15

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 124.2%(1)

Principal
Amount*		Borrower/Tranche Description	Value

Aerospace and Defense — 2.1%

Atlantic Inertial Systems, Inc.
GBP	807,475	Term Loan, 3.88%, Maturing July 20, 2014	$1,098,975
AWAS Capital, Inc.
	4,146,859	Term Loan, 3.00%, Maturing March 22, 2013	2,944,270
Colt Defense, LLC
	1,464,675	Term Loan, 4.01%, Maturing July 9, 2014	1,318,208
DAE Aviation Holdings, Inc.
	574,468	Term Loan, 4.39%, Maturing July 31, 2014	338,936
	564,875	Term Loan, 4.79%, Maturing July 31, 2014	333,276
Evergreen International Aviation
	2,710,174	Term Loan, 9.00%, Maturing October 31, 2011	1,426,229
Hawker Beechcraft Acquisition
	4,498,333	Term Loan, 3.22%, Maturing March 26, 2014	2,354,126
	241,798	Term Loan, 3.22%, Maturing March 26, 2014	126,541
Hexcel Corp.
	1,527,370	Term Loan, 3.34%, Maturing March 1, 2012	1,405,181
IAP Worldwide Services, Inc.
	582,475	Term Loan, 8.25%, Maturing December 30, 2012(2)	334,923
Spirit AeroSystems, Inc.
	2,668,226	Term Loan, 2.89%, Maturing December 31, 2011	2,454,768
TransDigm, Inc.
	3,000,000	Term Loan, 3.23%, Maturing June 23, 2013	2,762,499
Vought Aircraft Industries, Inc.
	2,000,000	Revolving Loan, 2.70%, Maturing December 22, 2009	1,425,000
	2,520,167	Term Loan, 2.93%, Maturing December 17, 2011	1,994,082
	666,667	Term Loan, 3.01%, Maturing December 17, 2011	483,333
Wesco Aircraft Hardware Corp.
	1,000,000	Term Loan - Second Lien, 6.18%, Maturing September 29, 2014	712,500

			$21,512,847

Air Transport — 0.7%

Delta Air Lines, Inc.
	4,919,924	Term Loan - Second Lien, 3.74%, Maturing April 30, 2014	$2,544,009
Northwest Airlines, Inc.
	5,746,000	DIP Loan, 2.46%, Maturing August 21, 2009	5,325,824

			$7,869,833

Automotive — 4.6%

Accuride Corp.
	5,855,002	Term Loan, 8.00%, Maturing January 31, 2012	$3,582,529
Adesa, Inc.
	7,222,157	Term Loan, 3.10%, Maturing October 18, 2013	6,059,389
Allison Transmission, Inc.
	863,495	Term Loan, 3.22%, Maturing September 30, 2014	623,395
Chrysler Financial
	2,481,108	Term Loan, 4.45%, Maturing August 1, 2014	1,843,109
CSA Acquisition Corp.
	917,943	Term Loan, 3.75%, Maturing December 23, 2011	302,921
	1,190,684	Term Loan, 3.75%, Maturing December 23, 2011	392,926
Dayco Products, LLC
	4,521,708	Term Loan, 0.00%, Maturing June 21, 2011(4)	691,821
Federal-Mogul Corp.
	3,557,155	Term Loan, 2.43%, Maturing December 27, 2014	2,033,508
	2,753,935	Term Loan, 2.39%, Maturing December 27, 2015	1,574,334
Financiere Truck (Investissement)
EUR	475,962	Term Loan, 3.78%, Maturing February 15, 2012	280,236
Ford Motor Co.
	6,408,111	Term Loan, 3.69%, Maturing December 15, 2013	4,058,955
Fraikin, Ltd.
GBP	690,864	Term Loan, 3.21%, Maturing February 15, 2012(3)	449,693
GBP	596,292	Term Loan, 3.21%, Maturing February 15, 2012	388,135
General Motors Corp.
	6,211,309	Term Loan, 8.00%, Maturing November 29, 2013	4,083,936
Goodyear Tire & Rubber Co.
	13,299,293	Term Loan - Second Lien, 2.19%, Maturing April 30, 2010	11,173,787
HLI Operating Co., Inc.
EUR	109,091	Term Loan, 9.50%, Maturing May 30, 2014	57,014
EUR	1,857,818	Term Loan, 9.50%, Maturing May 30, 2014	970,941
Keystone Automotive Operations, Inc.
	4,472,212	Term Loan, 4.33%, Maturing January 12, 2012	1,867,149
Locafroid Services S.A.S.
EUR	714,174	Term Loan, 3.78%, Maturing February 15, 2012(3)	420,491
Tenneco Automotive, Inc.
	3,125,000	Term Loan, 5.50%, Maturing March 17, 2014	1,757,812
TriMas Corp.
	375,000	Term Loan, 2.75%, Maturing August 2, 2011	321,562
	1,584,375	Term Loan, 3.09%, Maturing August 2, 2013	1,358,602
TRW Automotive, Inc.
	3,000,000	Term Loan, 2.00%, Maturing February 2, 2014	2,015,001
United Components, Inc.
	2,779,297	Term Loan, 3.50%, Maturing June 30, 2010	2,098,369

			$48,405,615

See notes to financial statements

16

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Beverage and Tobacco — 0.2%

Culligan International Co.
EUR	3,000,000	Term Loan - Second Lien, 6.25%, Maturing May 31, 2013	$769,052
Van Houtte, Inc.
	1,729,200	Term Loan, 3.72%, Maturing July 11, 2014	1,409,298
	235,800	Term Loan, 3.72%, Maturing July 11, 2014	192,177

			$2,370,527

Brokers, Dealers and Investment Houses — 0.5%

AmeriTrade Holding Corp.
	5,577,782	Term Loan, 1.95%, Maturing December 31, 2012	$5,291,920

			$5,291,920

Building and Development — 5.2%

401 North Wabash Venture, LLC
	3,118,186	Term Loan, 9.54%, Maturing November 7, 2009(3)	$2,338,640
AIMCO Properties, L.P.
	7,875,000	Term Loan, 1.96%, Maturing March 23, 2011	6,930,000
Beacon Sales Acquisition, Inc.
	1,910,000	Term Loan, 3.13%, Maturing September 30, 2013	1,561,425
Brickman Group Holdings, Inc.
	2,414,645	Term Loan, 2.43%, Maturing January 23, 2014	2,109,796
Capital Automotive (REIT)
	3,000,130	Term Loan, 2.26%, Maturing December 16, 2010	1,972,586
Epco/Fantome, LLC
	4,488,000	Term Loan, 3.06%, Maturing November 23, 2010	3,433,320
Financiere Daunou S.A.
	1,411,871	Term Loan, 3.94%, Maturing May 31, 2015	459,741
	1,430,448	Term Loan, 4.19%, Maturing February 28, 2016	465,790
Forestar USA Real Estate Group, Inc.
	4,224,066	Revolving Loan, 4.38%, Maturing December 1, 2010(3)	3,484,855
	4,225,000	Term Loan, 4.44%, Maturing December 1, 2010	3,485,625
Hearthstone Housing Partners II, LLC
	4,482,500	Revolving Loan, 3.26%, Maturing December 1, 2009(3)	2,236,767
Hovstone Holdings, LLC
	2,205,000	Term Loan, 5.50%, Maturing July 1, 2009(5)	887,071
LNR Property Corp.
	1,718,000	Term Loan, 4.00%, Maturing July 3, 2011	917,412
Materis
EUR	818,586	Term Loan, 4.07%, Maturing April 27, 2014	406,925
EUR	871,621	Term Loan, 4.44%, Maturing April 27, 2015	433,289
Mueller Water Products, Inc.
	4,359,417	Term Loan, 2.66%, Maturing May 24, 2014	3,683,708
NCI Building Systems, Inc.
	2,183,847	Term Loan, 1.95%, Maturing June 18, 2010	1,757,997
Panolam Industries Holdings, Inc.
	2,103,590	Term Loan, 5.00%, Maturing September 30, 2012	1,209,564
Realogy Corp.
	417,964	Term Loan, 4.18%, Maturing September 1, 2014	272,423
	2,582,036	Term Loan, 4.18%, Maturing September 1, 2014	1,682,935
South Edge, LLC
	4,475,000	Term Loan, 0.00%, Maturing October 31, 2009(4)	812,960
TRU 2005 RE Holding Co.
	11,569,552	Term Loan, 3.51%, Maturing December 9, 2009	7,317,742
United Subcontractors, Inc.
	2,717,889	Term Loan - Second Lien, 11.69%, Maturing June 27, 2013(2)(5)	179,381
WCI Communities, Inc.
	6,220,272	Term Loan, 5.75%, Maturing December 23, 2010	2,775,797
Wintergames Acquisition ULC
	5,472,005	Term Loan, 7.93%, Maturing October 22, 2013	3,693,604

			$54,509,353

Business Equipment and Services — 9.4%

Activant Solutions, Inc.
	2,140,596	Term Loan, 2.94%, Maturing May 1, 2013	$1,469,877
Affiliated Computer Services
	1,925,121	Term Loan, 2.44%, Maturing March 20, 2013	1,819,775
	6,369,875	Term Loan, 2.46%, Maturing March 20, 2013	6,021,303
Affinion Group, Inc.
	6,698,870	Term Loan, 3.73%, Maturing October 17, 2012	5,895,006
Allied Barton Security Service
	1,443,299	Term Loan, 6.75%, Maturing February 21, 2015	1,356,701
Education Management, LLC
	5,675,174	Term Loan, 3.00%, Maturing June 1, 2013	5,113,735
Info USA, Inc.
	880,816	Term Loan, 3.22%, Maturing February 14, 2012	711,259
Intergraph Corp.
	837,381	Term Loan, 3.26%, Maturing May 29, 2014	766,204
	2,000,000	Term Loan - Second Lien, 6.74%, Maturing November 29, 2014	1,678,334
iPayment, Inc.
	3,711,203	Term Loan, 2.89%, Maturing May 10, 2013	2,523,618
Kronos, Inc.
	2,539,485	Term Loan, 3.47%, Maturing June 11, 2014	1,891,916
Language Line, Inc.
	6,367,394	Term Loan, 4.47%, Maturing June 11, 2011	5,603,307
Mitchell International, Inc.
	1,000,000	Term Loan - Second Lien, 6.50%, Maturing March 28, 2015	602,500

See notes to financial statements

17

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

N.E.W. Holdings I, LLC
	4,554,119	Term Loan, 3.47%, Maturing May 22, 2014	$3,176,498
Protection One, Inc.
	3,153,731	Term Loan, 2.68%, Maturing March 31, 2012	2,486,190
Quantum Corp.
	741,000	Term Loan, 4.50%, Maturing July 12, 2014	594,652
Quintiles Transnational Corp.
	4,619,589	Term Loan, 2.92%, Maturing March 31, 2013	4,226,924
RiskMetrics Group Holdings, LLC
	3,511,650	Term Loan, 3.22%, Maturing January 11, 2014	3,248,276
Sabre, Inc.
	12,884,245	Term Loan, 3.07%, Maturing September 30, 2014	7,173,304
Serena Software, Inc.
	1,530,375	Term Loan, 2.92%, Maturing March 10, 2013	1,096,131
Sitel (Client Logic)
	4,758,204	Term Loan, 6.42%, Maturing January 29, 2014	2,973,877
Solera Nederland Holdings
	2,595,101	Term Loan, 3.13%, Maturing May 15, 2014	2,290,176
SunGard Data Systems, Inc.
	17,045,819	Term Loan, 2.67%, Maturing February 11, 2013	15,386,221
	1,691,500	Term Loan, 6.75%, Maturing February 28, 2014	1,667,939
TDS Investor Corp.
	3,930,000	Term Loan, 2.68%, Maturing August 23, 2013	2,692,050
	4,957,361	Term Loan, 2.97%, Maturing August 23, 2013	3,344,841
	994,697	Term Loan, 3.47%, Maturing August 23, 2013	671,144
EUR	1,052,910	Term Loan, 3.78%, Maturing August 23, 2013	900,875
Transaction Network Services, Inc.
	1,821,846	Term Loan, 2.49%, Maturing May 4, 2012	1,720,127
Valassis Communications, Inc.
	1,330,805	Term Loan, 2.18%, Maturing March 2, 2014	1,141,165
VWR International, Inc.
	2,400,000	Term Loan, 2.93%, Maturing June 28, 2013	1,939,999
West Corp.
	7,016,618	Term Loan, 2.83%, Maturing October 24, 2013	5,939,764

			$98,123,688

Cable and Satellite Television — 9.7%

Atlantic Broadband Finance, LLC
	5,399,937	Term Loan, 3.47%, Maturing February 10, 2011	$4,900,443
Bresnan Broadband Holdings, LLC
	1,447,000	Term Loan, 3.05%, Maturing March 29, 2014	1,330,035
	3,000,000	Term Loan, 3.24%, Maturing March 29, 2014	2,757,501
Cequel Communications, LLC
	12,957,847	Term Loan, 2.48%, Maturing November 5, 2013	11,778,683
	1,000,000	Term Loan - Second Lien, 5.00%, Maturing May 5, 2014	801,786
Charter Communications Operating, Inc.
	18,625,839	Term Loan, 4.69%, Maturing April 28, 2013	15,762,116
CSC Holdings, Inc.
	9,312,000	Term Loan, 2.20%, Maturing March 29, 2013	8,639,795
DirectTV Holdings, LLC
	1,694,617	Term Loan, 1.93%, Maturing April 13, 2013	1,616,434
Foxco Acquisition Sub., LLC
	1,346,869	Term Loan, 7.25%, Maturing July 2, 2015	828,324
Insight Midwest Holdings, LLC
	7,838,125	Term Loan, 2.50%, Maturing April 6, 2014	7,201,277
MCC Iowa, LLC
	1,920,934	Term Loan, 2.08%, Maturing January 31, 2015	1,714,434
Mediacom Illinois, LLC
	2,610,000	Term Loan, 1.58%, Maturing September 30, 2012	2,270,700
	5,890,741	Term Loan, 1.83%, Maturing January 31, 2015	5,272,213
NTL Investment Holdings, Ltd.
	3,295,583	Term Loan, 4.60%, Maturing March 30, 2012	3,081,370
GBP	1,501,472	Term Loan, 4.48%, Maturing September 3, 2012	1,841,932
ProSiebenSat.1 Media AG
EUR	1,071,555	Term Loan, 4.59%, Maturing March 2, 2015	230,388
EUR	219,923	Term Loan, 3.75%, Maturing June 26, 2015	186,124
EUR	5,315,144	Term Loan, 3.75%, Maturing June 26, 2015	4,498,268
EUR	1,071,555	Term Loan, 4.84%, Maturing March 2, 2016	230,388
San Juan Cable, LLC
	967,528	Term Loan, 2.49%, Maturing October 31, 2012	732,903
UPC Broadband Holding B.V.
EUR	14,151,329	Term Loan, 3.14%, Maturing October 16, 2011	15,357,621
	2,456,905	Term Loan, 2.32%, Maturing December 31, 2014	2,275,708
Virgin Media Investment Holding
GBP	763,460	Term Loan, 5.31%, Maturing March 30, 2012	936,576
GBP	1,187,641	Term Loan, 5.39%, Maturing March 30, 2012	1,456,940
GBP	1,388,164	Term Loan, 5.39%, Maturing March 30, 2012	1,702,932
YPSO Holding SA
EUR	2,480,686	Term Loan, 3.69%, Maturing July 28, 2014	2,199,071
EUR	957,339	Term Loan, 3.69%, Maturing July 28, 2014	848,659
EUR	1,561,975	Term Loan, 3.69%, Maturing July 28, 2014	1,384,655

			$101,837,276

Chemicals and Plastics — 7.5%

AZ Chem US, Inc.
	926,862	Term Loan, 2.43%, Maturing February 28, 2013	$755,392
Brenntag Holding GmbH and Co. KG
	883,636	Term Loan, 2.50%, Maturing December 23, 2013	715,745
	3,616,364	Term Loan, 3.18%, Maturing December 23, 2013	2,929,255
EUR	2,117,647	Term Loan, 4.57%, Maturing December 23, 2013	2,225,144
EUR	496,877	Term Loan, 4.82%, Maturing December 23, 2014	522,100

See notes to financial statements

18

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

EUR	385,476	Term Loan, 4.82%, Maturing December 23, 2014	$405,043
	1,000,000	Term Loan - Second Lien, 5.50%, Maturing December 23, 2015	580,000
Celanese Holdings, LLC
	2,500,000	Term Loan, 2.94%, Maturing April 2, 2014	2,225,567
	10,186,652	Term Loan, 2.94%, Maturing April 2, 2014	9,068,433
Cognis GmbH
EUR	2,510,246	Term Loan, 3.65%, Maturing September 15, 2013	2,490,980
EUR	614,754	Term Loan, 3.65%, Maturing September 15, 2013	605,156
Columbian Chemicals Acquisition
	428,650	Term Loan, 4.47%, Maturing March 16, 2013	267,906
Ferro Corp.
	6,142,763	Term Loan, 7.10%, Maturing June 6, 2012	4,376,719
Foamex L.P.
	3,248,628	Term Loan, 0.00%, Maturing February 12, 2013(4)	936,687
Georgia Gulf Corp.
	1,976,596	Term Loan, 8.91%, Maturing October 3, 2013	1,278,199
Hexion Specialty Chemicals, Inc.
EUR	740,448	Term Loan, 3.78%, Maturing May 5, 2012	431,062
	11,710,238	Term Loan, 3.50%, Maturing May 5, 2013	5,804,929
	2,543,797	Term Loan, 3.50%, Maturing May 5, 2013	1,260,996
	3,930,000	Term Loan, 3.75%, Maturing June 15, 2014	1,473,750
Huntsman International, LLC
	4,959,596	Term Loan, 2.18%, Maturing August 16, 2012	4,116,465
INEOS Group
EUR	1,410,353	Term Loan, 6.21%, Maturing December 14, 2011	1,018,545
EUR	74,341	Term Loan, 6.21%, Maturing December 14, 2011	53,688
EUR	1,410,353	Term Loan, 6.71%, Maturing December 14, 2011	1,018,545
EUR	74,341	Term Loan, 6.71%, Maturing December 14, 2011	53,688
	1,815,675	Term Loan, 7.00%, Maturing December 14, 2012	1,025,857
	2,551,746	Term Loan, 7.50%, Maturing December 14, 2013	1,369,438
	2,484,324	Term Loan, 8.00%, Maturing December 14, 2014	1,333,255
Innophos, Inc.
	604,883	Term Loan, 3.43%, Maturing August 10, 2010	570,102
ISP Chemco, Inc.
	6,668,638	Term Loan, 2.63%, Maturing June 4, 2014	6,072,629
Kranton Polymers, LLC
	4,485,203	Term Loan, 3.25%, Maturing May 12, 2013	3,054,423
Lucite International Group Holdings
	1,764,234	Term Loan, 2.68%, Maturing July 7, 2013	1,711,307
	624,750	Term Loan, 2.68%, Maturing July 7, 2013	606,007
MacDermid, Inc.
EUR	1,168,674	Term Loan, 3.21%, Maturing April 12, 2014	804,062
Millenium Inorganic Chemicals
	3,947,015	Term Loan, 3.47%, Maturing April 30, 2014	2,565,560
Momentive Performance Material
	4,735,922	Term Loan, 2.69%, Maturing December 4, 2013	3,190,827
Propex Fabrics, Inc.
	2,083,335	Term Loan, 7.25%, Maturing July 31, 2012(2)	328,125
Rockwood Specialties Group, Inc.
	7,794,573	Term Loan, 2.18%, Maturing December 10, 2012	7,031,820
Schoeller Arca Systems Holding
EUR	886,834	Term Loan, 5.82%, Maturing November 16, 2015	528,017
EUR	824,121	Term Loan, 5.82%, Maturing November 16, 2015	490,677
EUR	289,045	Term Loan, 5.82%, Maturing November 16, 2015	172,096
Solo Cup Co.
	2,945,911	Term Loan, 4.72%, Maturing February 27, 2011	2,767,315
TPG Spring UK, Ltd.
EUR	2,333,527	Term Loan, 0.00%, Maturing June 27, 2013(2)(4)	365,867
EUR	2,336,419	Term Loan, 0.00%, Maturing June 27, 2013(2)(4)	366,321

			$78,967,699

Clothing/Textiles — 0.7%

Hanesbrands, Inc.
	2,305,028	Term Loan, 5.80%, Maturing September 5, 2013	$2,258,448
	2,025,000	Term Loan - Second Lien, 4.84%, Maturing March 5, 2014	1,832,625
St. John Knits International, Inc.
	1,838,380	Term Loan, 9.00%, Maturing March 23, 2012	1,240,907
The William Carter Co.
	2,188,106	Term Loan, 2.01%, Maturing July 14, 2012	2,078,701

			$7,410,681

Conglomerates — 3.5%

Amsted Industries, Inc.
	1,595,948	Term Loan, 3.15%, Maturing October 15, 2010	$1,460,292
Doncasters (Dunde HoldCo 4 Ltd.)
	1,416,569	Term Loan, 2.99%, Maturing July 13, 2015	828,693
GBP	641,409	Term Loan, 3.48%, Maturing July 13, 2015	578,809
	1,416,569	Term Loan, 3.49%, Maturing July 13, 2015	828,693
GBP	641,409	Term Loan, 3.98%, Maturing July 13, 2015	578,809
Jarden Corp.
	5,402,173	Term Loan, 2.97%, Maturing January 24, 2012	5,188,787
	1,274,731	Term Loan, 2.97%, Maturing January 24, 2012	1,224,379
	1,955,531	Term Loan, 3.72%, Maturing January 24, 2012	1,898,494
Johnson Diversey, Inc.
	1,039,452	Term Loan, 3.18%, Maturing December 16, 2010	984,881
	4,904,526	Term Loan, 3.18%, Maturing December 16, 2011	4,647,039
Polymer Group, Inc.
	2,000,000	Revolving Loan, 0.00%, Maturing November 22, 2010(3)	1,700,000
	5,218,258	Term Loan, 3.21%, Maturing November 22, 2012	4,513,793

See notes to financial statements

19

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Conglomerates (continued)

RBS Global, Inc.
	1,073,317	Term Loan, 2.44%, Maturing July 19, 2013	$849,262
	3,877,869	Term Loan, 3.36%, Maturing July 19, 2013	3,087,753
RGIS Holdings, LLC
	5,373,214	Term Loan, 3.45%, Maturing April 30, 2014	4,020,954
	268,661	Term Loan, 3.72%, Maturing April 30, 2014	201,048
The Manitowoc Company, Inc.
	2,793,000	Term Loan, 6.50%, Maturing August 21, 2014	2,145,024
US Investigations Services, Inc.
	1,969,925	Term Loan, 3.98%, Maturing February 21, 2015	1,612,054

			$36,348,764

Containers and Glass Products — 4.4%

Berry Plastics Corp.
	6,119,652	Term Loan, 2.47%, Maturing April 3, 2015	$4,505,594
Consolidated Container Co.
	891,676	Term Loan, 2.68%, Maturing March 28, 2014	624,173
	1,500,000	Term Loan - Second Lien, 5.93%, Maturing September 28, 2014	622,500
Crown Americas, Inc.
	1,333,750	Term Loan, 2.20%, Maturing November 15, 2012	1,285,402
EUR	970,000	Term Loan, 2.75%, Maturing November 15, 2012	1,135,815
Graham Packaging Holdings Co.
	8,736,076	Term Loan, 2.76%, Maturing October 7, 2011	7,911,006
Graphic Packaging International, Inc.
	6,148,239	Term Loan, 3.06%, Maturing May 16, 2014	5,584,649
	1,970,453	Term Loan, 3.79%, Maturing May 16, 2014	1,819,384
JSG Acquisitions
EUR	2,500,000	Term Loan, 3.19%, Maturing December 31, 2014	2,624,607
EUR	2,500,000	Term Loan, 3.34%, Maturing December 31, 2014	2,624,607
OI European Group B.V.
EUR	3,830,000	Term Loan, 2.49%, Maturing June 14, 2013	4,434,039
Owens-Brockway Glass Container
	4,787,500	Term Loan, 1.95%, Maturing June 14, 2013	4,391,038
Pregis Corp.
EUR	2,412,500	Term Loan, 3.46%, Maturing October 12, 2012	2,553,583
Smurfit-Stone Container Corp.
	3,578,116	Term Loan, 2.98%, Maturing November 1, 2009	2,808,821
	1,186,554	Term Loan, 3.31%, Maturing December 31, 2009	931,445
	465,687	Term Loan, 2.82%, Maturing November 1, 2011	362,305
	817,183	Term Loan, 2.82%, Maturing November 1, 2011	630,048
	1,540,258	Term Loan, 2.82%, Maturing November 1, 2011	1,198,320
	718,070	Term Loan, 4.50%, Maturing November 1, 2011	553,632

			$46,600,968

Cosmetics/Toiletries — 0.6%

American Safety Razor Co.
	1,000,000	Term Loan - Second Lien, 6.68%, Maturing July 31, 2014	$672,500
Bausch & Lomb, Inc.
	227,586	Term Loan, 3.53%, Maturing April 30, 2015(3)	197,829
	898,963	Term Loan, 4.47%, Maturing April 30, 2015	781,423
Prestige Brands, Inc.
	4,639,821	Term Loan, 2.68%, Maturing April 7, 2011	4,477,427

			$6,129,179

Drugs — 1.5%

Chattem, Inc.
	1,113,000	Term Loan, 2.88%, Maturing January 2, 2013	$1,060,133
Graceway Pharmaceuticals, LLC
	4,977,477	Term Loan, 3.18%, Maturing May 3, 2012	3,677,111
Pharmaceutical Holdings Corp.
	1,197,143	Term Loan, 3.75%, Maturing January 30, 2012	1,065,457
Stiefel Laboratories, Inc.
	1,795,071	Term Loan, 3.39%, Maturing December 28, 2013	1,770,389
	2,346,889	Term Loan, 3.39%, Maturing December 28, 2013	2,314,620
Warner Chilcott Corp.
	1,582,334	Term Loan, 2.43%, Maturing January 18, 2012	1,492,932
	4,511,702	Term Loan, 2.87%, Maturing January 18, 2012	4,256,790

			$15,637,432

Ecological Services and Equipment — 1.3%

Blue Waste B.V. (AVR Acquisition)
EUR	4,000,000	Term Loan, 3.24%, Maturing April 1, 2015	$4,304,484
Environmental Systems Products Holdings, Inc.
	233,025	Term Loan - Second Lien, 13.50%, Maturing December 12, 2010	161,300
Kemble Water Structure, Ltd.
GBP	6,500,000	Term Loan, 5.63%, Maturing October 13, 2013	6,298,333
Sensus Metering Systems, Inc.
	3,004,205	Term Loan, 2.80%, Maturing December 17, 2010	2,718,805

			$13,482,922

Electronics/Electrical — 2.9%

Aspect Software, Inc.
	3,948,724	Term Loan, 4.25%, Maturing July 11, 2011	$2,586,414
FCI International S.A.S.
	685,705	Term Loan, 4.15%, Maturing November 1, 2013	353,138
	660,143	Term Loan, 4.15%, Maturing November 1, 2013	339,974
	660,143	Term Loan, 4.15%, Maturing November 1, 2013	339,974
	685,705	Term Loan, 4.15%, Maturing November 1, 2013	353,138

See notes to financial statements

20

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Electronics/Electrical (continued)

Freescale Semiconductor, Inc.
	4,558,687	Term Loan, 2.26%, Maturing December 1, 2013	$2,685,354
Infor Enterprise Solutions Holdings
EUR	1,955,000	Term Loan, 3.96%, Maturing July 28, 2012	1,836,529
	7,912,821	Term Loan, 4.18%, Maturing July 28, 2012	5,697,231
	4,128,429	Term Loan, 4.18%, Maturing July 28, 2012	2,972,469
	500,000	Term Loan - Second Lien, 5.93%, Maturing March 2, 2014	163,750
Network Solutions, LLC
	2,254,504	Term Loan, 3.13%, Maturing March 7, 2014	1,634,515
Open Solutions, Inc.
	5,464,478	Term Loan, 3.23%, Maturing January 23, 2014	3,005,463
Sensata Technologies Finance Co.
	3,629,420	Term Loan, 2.80%, Maturing April 27, 2013	2,567,815
Spectrum Brands, Inc.
	48,479	Term Loan, 2.72%, Maturing March 30, 2013	38,650
	944,367	Term Loan, 6.25%, Maturing March 30, 2013	752,896
VeriFone, Inc.
	228,750	Term Loan, 3.18%, Maturing October 31, 2013	203,587
Vertafore, Inc.
	4,851,000	Term Loan, 3.75%, Maturing January 31, 2012	4,414,410

			$29,945,307

Equipment Leasing — 0.4%

Hertz Corp.
	785,140	Term Loan, 2.22%, Maturing December 21, 2012	$637,141
	4,298,839	Term Loan, 2.22%, Maturing December 21, 2012	3,488,508

			$4,125,649

Farming/Agriculture — 0.5%

BF Bolthouse HoldCo, LLC
	1,882,355	Term Loan, 2.81%, Maturing December 16, 2012	$1,665,884
	1,000,000	Term Loan - Second Lien, 5.93%, Maturing December 16, 2013	715,000
Central Garden & Pet Co.
	3,380,331	Term Loan, 1.94%, Maturing February 28, 2014	2,674,687

			$5,055,571

Financial Intermediaries — 1.8%

Citco III, Ltd.
	6,261,313	Term Loan, 3.58%, Maturing June 30, 2014	$3,475,029
E.A. Viner International Co.
	150,813	Term Loan, 5.72%, Maturing July 31, 2013	94,258
Grosvenor Capital Management
	1,429,052	Term Loan, 2.74%, Maturing December 5, 2013	1,071,789
INVESTools, Inc.
	1,072,500	Term Loan, 3.68%, Maturing August 13, 2012	1,045,687
Jupiter Asset Management Group
GBP	1,321,080	Term Loan, 3.71%, Maturing June 30, 2015	930,755
LPL Holdings, Inc.
	11,666,876	Term Loan, 2.66%, Maturing December 18, 2014	9,994,628
Nuveen Investments, Inc.
	1,386,000	Term Loan, 3.44%, Maturing November 2, 2014	914,328
Oxford Acquisition III, Ltd.
	2,964,825	Term Loan, 3.10%, Maturing May 24, 2014	1,022,865
RJO Holdings Corp. (RJ O’Brien)
	1,446,266	Term Loan, 3.47%, Maturing July 31, 2014	542,350

			$19,091,689

Food Products — 3.3%

Advantage Sales & Marketing, Inc.
	6,021,034	Term Loan, 2.48%, Maturing March 29, 2013	$5,238,300
American Seafoods Group, LLC
	329,203	Term Loan, 2.18%, Maturing September 30, 2012	306,158
B&G Foods, Inc.
	1,130,435	Term Loan, 3.26%, Maturing February 23, 2013	1,082,391
BL Marketing, Ltd.
GBP	1,500,000	Term Loan, 2.94%, Maturing December 31, 2013	1,832,544
Dean Foods Co.
	9,044,728	Term Loan, 2.71%, Maturing April 2, 2014	8,450,544
Dole Food Company, Inc.
	547,285	Term Loan, 7.96%, Maturing April 12, 2013	523,721
	2,039,232	Term Loan, 7.97%, Maturing April 12, 2013	1,951,431
	312,269	Term Loan, 7.98%, Maturing April 12, 2013	298,824
Pinnacle Foods Finance, LLC
	3,000,000	Revolving Loan, 3.18%, Maturing April 2, 2013(3)	2,025,000
	8,515,072	Term Loan, 3.25%, Maturing April 2, 2014	7,139,360
Reddy Ice Group, Inc.
	7,975,000	Term Loan, 2.20%, Maturing August 9, 2012	5,383,125

			$34,231,398

Food Service — 2.6%

AFC Enterprises, Inc.
	1,026,191	Term Loan, 2.97%, Maturing May 11, 2011	$933,834
Aramark Corp.
	6,749,105	Term Loan, 3.10%, Maturing January 26, 2014	6,175,431
	420,550	Term Loan, 4.06%, Maturing January 26, 2014	384,803

See notes to financial statements

21

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Food Service (continued)

Buffets, Inc.
	1,358,805	Term Loan, 7.73%, Maturing July 22, 2009(2)	$203,821
	135,375	Term Loan, 7.73%, Maturing July 22, 2009(2)	20,306
	2,000,000	Term Loan, 18.00%, Maturing April 30, 2012	1,880,000
	396,935	Term Loan, 7.43%, Maturing May 1, 2013(2)	33,243
	2,826,433	Term Loan, 7.77%, Maturing November 1, 2013(2)	236,714
CBRL Group, Inc.
	6,462,906	Term Loan, 2.69%, Maturing April 27, 2013	5,727,750
JRD Holdings, Inc.
	2,082,813	Term Loan, 2.71%, Maturing June 26, 2014	1,973,465
Maine Beverage Co., LLC
	1,513,393	Term Loan, 2.97%, Maturing June 30, 2010	1,233,415
NPC International, Inc.
	1,822,583	Term Loan, 2.68%, Maturing May 3, 2013	1,570,460
OSI Restaurant Partners, LLC
	197,368	Term Loan, 4.50%, Maturing May 9, 2013	139,885
	2,189,918	Term Loan, 2.75%, Maturing May 9, 2014	1,552,105
QCE Finance, LLC
	4,189,080	Term Loan, 3.50%, Maturing May 5, 2013	2,506,465
Sagittarius Restaurants, LLC
	1,135,104	Term Loan, 9.50%, Maturing March 29, 2013	664,036
Selecta
GBP	2,500,000	Term Loan, 5.34%, Maturing June 28, 2015	2,172,795

			$27,408,528

Food/Drug Retailers — 3.1%

General Nutrition Centers, Inc.
	4,495,736	Term Loan, 3.15%, Maturing September 16, 2013	$3,810,137
Pantry, Inc. (The)
	2,573,552	Term Loan, 1.93%, Maturing May 15, 2014	2,290,461
	740,913	Term Loan, 1.93%, Maturing May 15, 2014	659,413
Rite Aid Corp.
	14,672,000	Term Loan, 2.20%, Maturing June 1, 2014	11,906,328
	2,462,625	Term Loan, 6.00%, Maturing June 4, 2014	2,009,502
Rite Aid Funding II
	2,000,000	Term Loan - Second Lien, 14.25%, Maturing September 14, 2010	2,040,000
Roundy’s Supermarkets, Inc.
	10,824,038	Term Loan, 3.20%, Maturing November 3, 2011	9,922,038

			$32,637,879

Forest Products — 1.8%

Appleton Papers, Inc.
	4,372,125	Term Loan, 6.50%, Maturing June 5, 2014	$3,169,791
Georgia-Pacific Corp.
	7,796,271	Term Loan, 2.72%, Maturing December 20, 2012	7,291,954
	4,186,101	Term Loan, 3.24%, Maturing December 20, 2012	3,915,315
Newpage Corp.
	3,812,192	Term Loan, 4.79%, Maturing December 5, 2014	2,977,745
Xerium Technologies, Inc.
	2,885,680	Term Loan, 6.72%, Maturing May 18, 2012	1,810,764

			$19,165,569

Healthcare — 10.7%

Accellent, Inc.
	2,614,269	Term Loan, 3.76%, Maturing November 22, 2012	$2,174,201
Alliance Imaging, Inc.
	1,821,086	Term Loan, 3.66%, Maturing December 29, 2011	1,743,690
American Medical Systems
	3,107,378	Term Loan, 2.69%, Maturing July 20, 2012	2,889,861
AMN Healthcare, Inc.
	853,750	Term Loan, 2.97%, Maturing November 2, 2011	781,182
AMR HoldCo, Inc.
	1,616,454	Term Loan, 2.47%, Maturing February 10, 2012	1,479,056
Biomet, Inc.
	4,407,875	Term Loan, 4.15%, Maturing December 26, 2014	4,132,383
EUR	1,053,652	Term Loan, 4.34%, Maturing December 26, 2014	1,279,074
Cardinal Health 409, Inc.
	5,968,688	Term Loan, 2.68%, Maturing April 10, 2014	4,201,956
Carestream Health, Inc.
	6,619,963	Term Loan, 2.43%, Maturing April 30, 2013	5,746,128
Carl Zeiss Vision Holding GmbH
	3,700,889	Term Loan, 2.93%, Maturing March 23, 2015	1,303,794
Community Health Systems, Inc.
	503,510	Term Loan, 2.68%, Maturing July 25, 2014	455,734
	9,863,068	Term Loan, 3.45%, Maturing July 25, 2014	8,927,201
Concentra, Inc.
	2,161,500	Term Loan, 3.47%, Maturing June 25, 2014	1,599,510
ConMed Corp.
	1,027,375	Term Loan, 1.93%, Maturing April 13, 2013	842,448
CRC Health Corp.
	1,365,000	Term Loan, 3.47%, Maturing February 6, 2013	989,625
	1,468,785	Term Loan, 3.47%, Maturing February 6, 2013	1,064,869
Dako (Eqt Project Delphi)
EUR	1,336,866	Term Loan, 3.27%, Maturing June 12, 2015	934,519
DaVita, Inc.
	7,807,224	Term Loan, 2.20%, Maturing October 5, 2012	7,365,632
HCA, Inc.
	18,285,398	Term Loan, 3.47%, Maturing November 18, 2013	16,548,285

See notes to financial statements

22

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Healthcare (continued)

Health Management Association, Inc.
	9,134,828	Term Loan, 2.97%, Maturing February 28, 2014	$7,948,442
HealthSouth Corp.
	2,511,444	Term Loan, 2.96%, Maturing March 10, 2013	2,278,239
Iasis Healthcare, LLC
	964,492	Term Loan, 2.43%, Maturing March 14, 2014	858,880
	2,787,196	Term Loan, 2.43%, Maturing March 14, 2014	2,481,998
	259,141	Term Loan, 2.44%, Maturing March 14, 2014	230,765
IM U.S. Holdings, LLC
	3,856,313	Term Loan, 2.78%, Maturing June 26, 2014	3,563,233
Invacare Corp.
	2,059,200	Term Loan, 3.21%, Maturing February 12, 2013	1,817,244
inVentiv Health, Inc.
	2,139,018	Term Loan, 2.97%, Maturing July 6, 2014	1,844,903
LifePoint Hospitals, Inc.
	2,287,616	Term Loan, 2.89%, Maturing April 15, 2012	2,172,826
MultiPlan Merger Corp.
	1,450,765	Term Loan, 2.94%, Maturing April 12, 2013	1,278,486
	1,149,924	Term Loan, 2.94%, Maturing April 12, 2013	1,013,371
National Mentor Holdings, Inc.
	190,400	Term Loan, 2.44%, Maturing June 29, 2013	129,789
	3,121,336	Term Loan, 3.22%, Maturing June 29, 2013	2,127,712
Nyco Holdings
EUR	2,321,027	Term Loan, 3.78%, Maturing December 29, 2014	2,494,380
EUR	2,321,027	Term Loan, 4.53%, Maturing December 29, 2015	2,494,380
RadNet Management, Inc.
	1,612,890	Term Loan, 5.06%, Maturing November 15, 2012	1,322,569
ReAble Therapeutics Finance, LLC
	4,376,636	Term Loan, 2.89%, Maturing November 16, 2013	4,004,622
Select Medical Holdings Corp.
	6,045,899	Term Loan, 3.25%, Maturing February 24, 2012	5,374,804
Sunrise Medical Holdings, Inc.
	1,656,071	Term Loan, 4.82%, Maturing May 13, 2010	869,437
Vanguard Health Holding Co., LLC
	2,814,893	Term Loan, 2.68%, Maturing September 23, 2011	2,660,955
Viant Holdings, Inc.
	714,762	Term Loan, 3.47%, Maturing June 25, 2014	539,645

			$111,965,828

Home Furnishings — 1.6%

Hunter Fan Co.
	1,415,093	Term Loan, 3.01%, Maturing April 16, 2014	$749,999
Interline Brands, Inc.
	2,635,326	Term Loan, 2.12%, Maturing June 23, 2013	2,016,024
	1,913,043	Term Loan, 2.12%, Maturing June 23, 2013	1,463,478
National Bedding Co., LLC
	1,843,834	Term Loan, 2.46%, Maturing August 31, 2011	1,087,862
Oreck Corp.
	1,235,856	Term Loan, 0.00%, Maturing February 2, 2012(4)(5)	401,653
Sanitec, Ltd. Oy
EUR	2,943,828	Term Loan, 0.00%, Maturing April 7, 2013(4)	888,055
EUR	2,943,828	Term Loan, 0.00%, Maturing April 7, 2014(4)	888,055
Sealy Mattress Co.
	3,470,343	Term Loan, 4.99%, Maturing August 25, 2012	2,711,206
Simmons Co.
	8,777,717	Term Loan, 10.50%, Maturing December 19, 2011	6,960,001
	2,094,037	Term Loan, 8.22%, Maturing February 15, 2012(2)	47,466

			$17,213,799

Industrial Equipment — 2.2%

CEVA Group PLC U.S.
	3,450,385	Term Loan, 3.44%, Maturing January 4, 2014	$1,751,070
EUR	543,610	Term Loan, 3.70%, Maturing January 4, 2014	381,203
EUR	260,476	Term Loan, 3.97%, Maturing January 4, 2014	182,657
EUR	442,317	Term Loan, 3.97%, Maturing January 4, 2014	310,172
	413,158	Term Loan, 4.22%, Maturing January 4, 2014	209,678
EUR	435,446	Term Loan, 4.53%, Maturing January 4, 2014	305,354
EPD Holdings (Goodyear Engineering Products)
	453,633	Term Loan, 2.97%, Maturing July 13, 2014	229,841
	3,167,391	Term Loan, 2.97%, Maturing July 13, 2014	1,604,812
	1,000,000	Term Loan - Second Lien, 6.22%, Maturing July 13, 2015	178,750
Generac Acquisition Corp.
	1,727,070	Term Loan, 3.00%, Maturing November 7, 2013	1,132,670
	2,000,000	Term Loan - Second Lien, 6.50%, Maturing April 7, 2014	597,500
Gleason Corp.
	1,748,933	Term Loan, 2.97%, Maturing June 30, 2013	1,490,966
	590,855	Term Loan, 2.97%, Maturing June 30, 2013	503,704
Jason, Inc.
	1,331,793	Term Loan, 3.73%, Maturing April 30, 2010	699,191
John Maneely Co.
	6,259,519	Term Loan, 4.11%, Maturing December 8, 2013	4,545,976
KION Group GmbH
	750,000	Term Loan, 2.43%, Maturing December 23, 2014	255,937
	750,000	Term Loan, 2.93%, Maturing December 23, 2015	255,937
Polypore, Inc.
	8,351,250	Term Loan, 2.50%, Maturing July 3, 2014	7,182,075
EUR	729,995	Term Loan, 2.96%, Maturing July 3, 2014	724,392

See notes to financial statements

23

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Industrial Equipment (continued)

TFS Acquisition Corp.
	1,925,625	Term Loan, 4.72%, Maturing August 11, 2013	$890,602

			$23,432,487

Insurance — 2.1%

Alliant Holdings I, Inc.
	5,000,000	Term Loan, 2.35%, Maturing August 21, 2012(3)	$3,700,000
CCC Information Services Group, Inc.
	3,974,710	Term Loan, 2.68%, Maturing February 10, 2013	3,517,618
Conseco, Inc.
	9,379,495	Term Loan, 6.50%, Maturing October 10, 2013	3,939,388
Crump Group, Inc.
	2,578,402	Term Loan, 3.43%, Maturing August 4, 2014	1,933,802
Getty Images, Inc.
	3,752,500	Term Loan, 6.25%, Maturing July 2, 2015	3,679,015
Hub International Holdings, Inc.
	684,190	Term Loan, 3.72%, Maturing June 13, 2014	533,668
	3,043,962	Term Loan, 3.72%, Maturing June 13, 2014	2,374,290
U.S.I. Holdings Corp.
	2,726,438	Term Loan, 3.97%, Maturing May 4, 2014	1,903,961

			$21,581,742

Leisure Goods/Activities/Movies — 6.7%

24 Hour Fitness Worldwide, Inc.
	1,749,402	Term Loan, 3.31%, Maturing June 8, 2012	$1,154,605
AMC Entertainment, Inc.
	5,025,570	Term Loan, 1.94%, Maturing January 26, 2013	4,668,755
Bombardier Recreational Products
	5,650,633	Term Loan, 3.95%, Maturing June 28, 2013	2,881,823
Carmike Cinemas, Inc.
	2,164,622	Term Loan, 5.19%, Maturing May 19, 2012	1,843,537
	2,100,371	Term Loan, 6.13%, Maturing May 19, 2012	1,788,817
Cedar Fair, L.P.
	4,778,403	Term Loan, 2.43%, Maturing August 30, 2012	4,352,328
Cinemark, Inc.
	8,396,486	Term Loan, 2.29%, Maturing October 5, 2013	7,854,215
Deluxe Entertainment Services
	1,737,021	Term Loan, 3.00%, Maturing January 28, 2011	1,250,655
	96,457	Term Loan, 3.47%, Maturing January 28, 2011	69,449
	170,313	Term Loan, 3.47%, Maturing January 28, 2011	122,625
DW Funding, LLC
	1,532,689	Term Loan, 3.07%, Maturing April 30, 2011	1,256,805
Fender Musical Instruments Corp.
	310,967	Term Loan, 2.76%, Maturing June 9, 2014	160,148
	615,667	Term Loan, 3.47%, Maturing June 9, 2014	317,069
Metro-Goldwyn-Mayer Holdings, Inc.
	12,840,589	Term Loan, 3.68%, Maturing April 8, 2012	6,297,243
National CineMedia, LLC
	2,700,000	Term Loan, 3.08%, Maturing February 13, 2015	2,406,375
Regal Cinemas Corp.
	10,443,898	Term Loan, 4.97%, Maturing November 10, 2010	10,093,045
Revolution Studios Distribution Co., LLC
	3,668,908	Term Loan, 4.18%, Maturing December 21, 2014	2,990,160
	2,825,000	Term Loan - Second Lien, 7.43%, Maturing June 21, 2015	847,500
Six Flags Theme Parks, Inc.
	5,159,377	Term Loan, 3.37%, Maturing April 30, 2015	3,921,127
Southwest Sports Group, LLC
	3,725,000	Term Loan, 5.75%, Maturing December 22, 2010	2,169,812
Universal City Development Partners, Ltd.
	6,256,073	Term Loan, 6.00%, Maturing June 9, 2011	5,966,729
WMG Acquisition Corp.
	2,850,000	Revolving Loan, 0.00%, Maturing February 28, 2010(3)	2,565,000
	5,407,414	Term Loan, 2.80%, Maturing February 28, 2011	5,004,562

			$69,982,384

Lodging and Casinos — 3.4%

Ameristar Casinos, Inc.
	3,507,188	Term Loan, 3.26%, Maturing November 10, 2012	$3,156,469
Choctaw Resort Development Enterprise
	1,003,965	Term Loan, 6.00%, Maturing November 4, 2011	853,370
Full Moon Holdco 3 Ltd.
GBP	500,000	Term Loan, 3.48%, Maturing November 20, 2014	449,353
GBP	500,000	Term Loan, 3.98%, Maturing November 20, 2015	449,353
Green Valley Ranch Gaming, LLC
	1,627,773	Term Loan, 3.46%, Maturing February 16, 2014	684,246
Harrah’s Operating Co.
	990,000	Term Loan, 4.09%, Maturing January 28, 2015	707,850
Herbst Gaming, Inc.
	2,438,458	Term Loan, 0.00%, Maturing December 2, 2011(4)	540,526
	4,662,507	Term Loan, 0.00%, Maturing December 2, 2011(4)	1,033,524
Isle of Capri Casinos, Inc.
	1,707,632	Term Loan, 2.18%, Maturing November 30, 2013	1,383,182
	4,269,081	Term Loan, 2.97%, Maturing November 30, 2013	3,457,956
	1,287,265	Term Loan, 2.97%, Maturing November 30, 2013	1,042,685
LodgeNet Entertainment Corp.
	2,551,670	Term Loan, 3.16%, Maturing April 4, 2014	1,794,674
New World Gaming Partners, Ltd.
	3,312,240	Term Loan, 3.71%, Maturing June 30, 2014	1,639,559
	670,833	Term Loan, 3.71%, Maturing June 30, 2014	332,062

See notes to financial statements

24

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

Penn National Gaming, Inc.
	9,354,048	Term Loan, 2.34%, Maturing October 3, 2012	$8,777,212
Venetian Casino Resort/Las Vegas Sands, Inc.
	2,838,550	Term Loan, 2.18%, Maturing May 14, 2014	1,730,224
	11,239,800	Term Loan, 2.18%, Maturing May 23, 2014	6,851,164
Wimar OpCo, LLC
	2,151,576	Term Loan, 6.50%, Maturing January 3, 2012	597,062

			$35,480,471

Nonferrous Metals/Minerals — 1.4%

Alpha Natural Resources, LLC
	2,727,563	Term Loan, 2.75%, Maturing October 26, 2012	$2,522,995
Euramax Europe B.V.
EUR	1,344,671	Term Loan, 0.00%, Maturing June 29, 2012(4)	889,567
Euramax International, Inc.
	2,051,710	Term Loan, 0.00%, Maturing June 28, 2012(4)	492,410
Murray Energy Corp.
	1,449,455	Term Loan, 6.94%, Maturing January 28, 2010	1,376,982
Noranda Aluminum Acquisition
	1,143,745	Term Loan, 2.45%, Maturing May 18, 2014	649,075
Novelis, Inc.
	1,940,430	Term Loan, 2.43%, Maturing June 28, 2014	1,396,139
	4,268,987	Term Loan, 3.22%, Maturing June 28, 2014	3,071,536
Oxbow Carbon and Mineral Holdings
	375,856	Term Loan, 2.43%, Maturing May 8, 2014	329,500
	3,941,993	Term Loan, 2.75%, Maturing May 8, 2014	3,455,815

			$14,184,019

Oil and Gas — 2.6%

Atlas Pipeline Partners, L.P.
	3,600,000	Term Loan, 3.18%, Maturing July 20, 2014	$3,357,000
Big West Oil, LLC
	1,333,750	Term Loan, 4.50%, Maturing May 1, 2014	1,080,337
	1,060,938	Term Loan, 4.50%, Maturing May 1, 2014	859,359
Dresser, Inc.
	4,713,888	Term Loan, 3.45%, Maturing May 4, 2014	4,059,836
Dynegy Holdings, Inc.
	4,382,979	Term Loan, 1.93%, Maturing April 2, 2013	3,932,356
	755,516	Term Loan, 1.93%, Maturing April 2, 2013	677,840
Energy Transfer Equity, L.P.
	2,825,000	Term Loan, 2.99%, Maturing February 8, 2012	2,647,259
Enterprise GP Holdings, L.P.
	3,291,750	Term Loan, 3.12%, Maturing October 31, 2014	3,110,704
Hercules Offshore, Inc.
	2,259,750	Term Loan, 2.96%, Maturing July 6, 2013	1,543,409
Targa Resources, Inc.
	1,225,740	Term Loan, 2.44%, Maturing October 31, 2012	1,073,398
	3,175,447	Term Loan, 2.44%, Maturing October 31, 2012	2,780,784
Volnay Acquisition Co.
	2,916,053	Term Loan, 3.94%, Maturing January 12, 2014	2,675,479

			$27,797,761

Publishing — 8.4%

American Media Operations, Inc.
	13,663,227	Term Loan, 10.00%, Maturing January 31, 2013	$7,557,472
Aster Zweite Beteiligungs GmbH
	2,475,000	Term Loan, 4.01%, Maturing September 27, 2013	1,301,437
Black Press US Partnership
	628,794	Term Loan, 3.26%, Maturing August 2, 2013	185,494
	1,035,661	Term Loan, 3.26%, Maturing August 2, 2013	305,520
CanWest MediaWorks, Ltd.
	2,652,750	Term Loan, 3.26%, Maturing July 10, 2014	1,047,836
Dex Media West, LLC
	6,710,000	Term Loan, 0.00%, Maturing October 24, 2014(4)	4,541,831
GateHouse Media Operating, Inc.
	4,838,043	Term Loan, 2.44%, Maturing August 28, 2014	1,223,333
	2,061,957	Term Loan, 2.47%, Maturing August 28, 2014	521,380
	4,225,000	Term Loan, 2.72%, Maturing August 28, 2014	1,068,321
Idearc, Inc.
	18,830,414	Term Loan, 0.00%, Maturing November 17, 2014(4)	7,409,240
Laureate Education, Inc.
	130,042	Term Loan, 4.34%, Maturing August 17, 2014	96,491
	867,431	Term Loan, 4.34%, Maturing August 17, 2014	643,634
MediaNews Group, Inc.
	2,163,580	Term Loan, 5.72%, Maturing August 25, 2010	411,080
	2,181,101	Term Loan, 7.72%, Maturing August 2, 2013	428,951
Mediannuaire Holding
EUR	484,408	Term Loan, 3.91%, Maturing October 10, 2014	266,516
EUR	484,408	Term Loan, 4.41%, Maturing October 10, 2015	266,516
Merrill Communications, LLC
	5,562,983	Term Loan, 3.50%, Maturing August 9, 2009	3,657,661
Nebraska Book Co., Inc.
	3,913,368	Term Loan, 7.77%, Maturing March 4, 2011	3,561,165
Nelson Education, Ltd.
	1,526,750	Term Loan, 3.72%, Maturing July 5, 2014	954,219
Newspaper Holdings, Inc.
	8,579,328	Term Loan, 2.81%, Maturing July 24, 2014	3,002,765
Nielsen Finance, LLC
	11,392,539	Term Loan, 2.47%, Maturing August 9, 2013	9,688,842
Penton Media, Inc.
	1,764,000	Term Loan, 3.23%, Maturing February 1, 2013	917,280

See notes to financial statements

25

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Publishing (continued)

Philadelphia Newspapers, LLC
	2,171,434	Term Loan, 0.00%, Maturing June 29, 2013(4)	$535,621
R.H. Donnelley Corp.
	8,845,396	Term Loan, 6.75%, Maturing June 30, 2010	5,992,756
Reader’s Digest Association, Inc. (The)
	4,750,000	Revolving Loan, 3.50%, Maturing March 2, 2013(3)	1,163,750
	17,109,783	Term Loan, 3.29%, Maturing March 2, 2014	5,860,101
Seat Pagine Gialle SpA
EUR	1,994,401	Term Loan, 3.20%, Maturing May 25, 2012	1,920,455
Source Interlink Companies, Inc.
	1,984,887	Term Loan, 0.00%, Maturing August 1, 2014(4)	793,955
Source Media, Inc.
	2,007,644	Term Loan, 5.43%, Maturing November 8, 2011	1,033,937
Star Tribune Co. (The)
	1,629,375	Term Loan, 0.00%, Maturing March 5, 2014(4)	222,682
Trader Media Corp.
GBP	4,405,750	Term Loan, 3.03%, Maturing March 23, 2015	3,711,800
Tribune Co.
	2,984,229	Term Loan, 0.00%, Maturing August 17, 2009(4)	871,395
	7,950,398	Term Loan, 0.00%, Maturing May 17, 2014(4)	2,050,543
	1,943,408	Term Loan, 0.00%, Maturing May 17, 2014(4)	570,270
World Directories Acquisition
EUR	3,510,703	Term Loan, 3.60%, Maturing May 31, 2014	2,245,087
Xsys, Inc.
	3,795,776	Term Loan, 4.01%, Maturing September 27, 2013	1,995,944
EUR	1,546,742	Term Loan, 3.94%, Maturing September 27, 2014	1,077,821
	3,877,093	Term Loan, 4.01%, Maturing September 27, 2014	2,038,703
	1,290,100	Term Loan - Second Lien, 6.06%, Maturing September 27, 2015	258,020
YBR Acquisition BV
EUR	750,000	Term Loan, 3.47%, Maturing June 30, 2013	629,817
EUR	1,500,000	Term Loan, 3.47%, Maturing June 30, 2013	1,259,634
EUR	750,000	Term Loan, 3.97%, Maturing June 30, 2014	629,817
EUR	1,500,000	Term Loan, 3.97%, Maturing June 30, 2014	1,259,634
Yell Group, PLC
	4,850,000	Term Loan, 3.43%, Maturing February 10, 2013	2,502,944

			$87,681,670

Radio and Television — 6.0%

Block Communications, Inc.
	1,787,446	Term Loan, 3.22%, Maturing December 22, 2011	$1,492,518
Citadel Broadcasting Corp.
	11,850,000	Term Loan, 2.95%, Maturing June 12, 2014	4,902,937
CMP Susquehanna Corp.
	4,121,857	Term Loan, 2.48%, Maturing May 5, 2013	1,802,455
Discovery Communications, Inc.
	1,976,965	Term Loan, 3.22%, Maturing April 30, 2014	1,857,359
Emmis Operating Co.
	3,176,231	Term Loan, 3.08%, Maturing November 2, 2013	1,834,273
Gray Television, Inc.
	3,417,836	Term Loan, 4.00%, Maturing January 19, 2015	1,512,393
Intelsat Corp.
	2,446,120	Term Loan, 2.99%, Maturing January 3, 2014	2,239,560
	2,445,377	Term Loan, 2.99%, Maturing January 3, 2014	2,238,880
	2,445,377	Term Loan, 2.99%, Maturing January 3, 2014	2,238,880
LBI Media, Inc.
	1,940,000	Term Loan, 1.93%, Maturing March 31, 2012	1,367,700
NEP II, Inc.
	2,131,473	Term Loan, 2.69%, Maturing February 16, 2014	1,822,410
Nexstar Broadcasting, Inc.
	4,237,430	Term Loan, 2.79%, Maturing October 1, 2012	2,627,206
	4,479,573	Term Loan, 2.97%, Maturing October 1, 2012	2,777,335
NextMedia Operating, Inc.
	224,355	Term Loan, 5.25%, Maturing November 15, 2012	110,682
	504,809	Term Loan, 6.25%, Maturing November 15, 2012	249,039
Paxson Communications Corp.
	8,300,000	Term Loan, 0.00%, Maturing January 15, 2012(4)	2,087,973
Raycom TV Broadcasting, LLC
	7,850,000	Term Loan, 2.00%, Maturing June 25, 2014	5,887,500
SFX Entertainment
	3,533,275	Term Loan, 4.14%, Maturing June 21, 2013	3,003,284
Spanish Broadcasting System, Inc.
	6,096,000	Term Loan, 2.97%, Maturing June 10, 2012	2,240,280
Tyrol Acquisition 2 SAS
EUR	2,800,000	Term Loan, 2.97%, Maturing January 19, 2015	2,705,128
EUR	2,800,000	Term Loan, 4.46%, Maturing January 19, 2016	2,705,128
Univision Communications, Inc.
	22,650,000	Term Loan, 2.68%, Maturing September 29, 2014	13,935,412
Young Broadcasting, Inc.
	3,507,775	Term Loan, 4.75%, Maturing November 3, 2012	1,376,802

			$63,015,134

Rail Industries — 0.9%

Kansas City Southern Railway Co.
	5,134,403	Term Loan, 2.75%, Maturing April 26, 2013	$4,479,767
Rail America, Inc.
	311,600	Term Loan, 5.20%, Maturing August 14, 2009	278,882
	4,813,400	Term Loan, 5.20%, Maturing August 13, 2010	4,307,993

			$9,066,642

Retailers (Except Food and Drug) — 2.3%

American Achievement Corp.
	657,784	Term Loan, 2.70%, Maturing March 25, 2011	$565,694

See notes to financial statements

26

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Amscan Holdings, Inc.
	1,568,000	Term Loan, 3.65%, Maturing May 25, 2013	$1,348,480
Cumberland Farms, Inc.
	4,126,022	Term Loan, 2.82%, Maturing September 29, 2013	3,383,338
Harbor Freight Tools USA, Inc.
	3,565,175	Term Loan, 9.58%, Maturing July 15, 2010	2,861,053
Josten’s Corp.
	2,392,586	Term Loan, 2.50%, Maturing October 4, 2011	2,243,050
Mapco Express, Inc.
	541,841	Term Loan, 5.75%, Maturing April 28, 2011	447,019
Orbitz Worldwide, Inc.
	3,866,125	Term Loan, 3.97%, Maturing July 25, 2014	1,424,021
Oriental Trading Co., Inc.
	5,598,612	Term Loan, 7.50%, Maturing July 31, 2013	3,336,773
	1,000,000	Term Loan - Second Lien, 6.43%, Maturing January 31, 2013	216,250
Rent-A-Center, Inc.
	2,566,660	Term Loan, 2.22%, Maturing November 15, 2012	2,438,327
Rover Acquisition Corp.
	2,939,850	Term Loan, 3.16%, Maturing October 26, 2013	2,657,624
Savers, Inc.
	1,024,492	Term Loan, 3.25%, Maturing August 11, 2012	891,308
	1,120,873	Term Loan, 3.25%, Maturing August 11, 2012	975,159
The Yankee Candle Company, Inc.
	2,208,011	Term Loan, 3.21%, Maturing February 6, 2014	1,850,589

			$24,638,685

Steel — 0.1%

Algoma Acquisition Corp.
	1,812,613	Term Loan, 2.93%, Maturing June 20, 2013	$1,051,315

			$1,051,315

Surface Transport — 0.3%

Delphi Acquisition Holding, Inc.
	995,149	Term Loan, 3.22%, Maturing April 10, 2015	$545,673
	995,149	Term Loan, 4.10%, Maturing April 10, 2016	545,673
Ozburn-Hessey Holding Co., LLC
	1,274,061	Term Loan, 4.36%, Maturing August 9, 2012	987,398
Swift Transportation Co., Inc.
	2,318,140	Term Loan, 3.81%, Maturing May 10, 2014	1,424,207

			$3,502,951

Telecommunications — 4.4%

Alaska Communications Systems Holdings, Inc.
	5,568,982	Term Loan, 2.97%, Maturing February 1, 2012	$5,120,679
Asurion Corp.
	8,525,000	Term Loan, 3.78%, Maturing July 13, 2012	7,446,587
	1,000,000	Term Loan - Second Lien, 6.97%, Maturing January 13, 2013	770,000
Cellular South, Inc.
	1,143,750	Term Loan, 2.19%, Maturing May 29, 2014	1,043,672
	3,371,203	Term Loan, 2.19%, Maturing May 29, 2014	3,076,223
Centennial Cellular Operating Co., LLC
	9,175,000	Term Loan, 3.22%, Maturing February 9, 2011	9,101,270
CommScope, Inc.
	3,519,916	Term Loan, 3.57%, Maturing November 19, 2014	3,130,525
FairPoint Communications, Inc.
	1,995,038	Term Loan, 5.75%, Maturing March 31, 2015	1,008,603
Intelsat Subsidiary Holding Co.
	2,680,639	Term Loan, 2.99%, Maturing July 3, 2013	2,471,549
IPC Systems, Inc.
	3,335,900	Term Loan, 3.47%, Maturing May 31, 2014	1,840,306
GBP	218,450	Term Loan, 3.91%, Maturing May 31, 2014	187,435
Macquarie UK Broadcast Ventures, Ltd.
GBP	2,508,196	Term Loan, 2.85%, Maturing December 26, 2014	2,622,088
NTelos, Inc.
	2,192,136	Term Loan, 2.68%, Maturing August 24, 2011	2,090,201
Palm, Inc.
	2,290,125	Term Loan, 3.94%, Maturing April 24, 2014	1,459,955
Stratos Global Corp.
	2,595,742	Term Loan, 3.72%, Maturing February 13, 2012	2,478,933
Telesat Canada, Inc.
	1,974,013	Term Loan, 3.55%, Maturing October 22, 2014	1,826,373
	169,545	Term Loan, 4.22%, Maturing October 22, 2014	156,864

			$45,831,263

Utilities — 2.8%

AEI Finance Holding, LLC
	636,381	Revolving Loan, 3.44%, Maturing March 30, 2012	$413,648
	4,221,804	Term Loan, 4.22%, Maturing March 30, 2014	2,744,172
BRSP, LLC
	5,041,972	Term Loan, 5.55%, Maturing July 13, 2009	4,159,627
Covanta Energy Corp.
	999,509	Term Loan, 1.98%, Maturing February 9, 2014	929,543
	1,989,647	Term Loan, 1.98%, Maturing February 9, 2014	1,850,372
Electricinvest Holding Co.
GBP	600,000	Term Loan, 5.40%, Maturing December 21, 2012	582,272
EUR	595,770	Term Loan, 5.50%, Maturing December 21, 2012	517,626

See notes to financial statements

27

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

See notes to financial statements

28

	Principal
	Amount*	Borrower/Tranche Description	Value

Utilities (continued)

NRG Energy, Inc.
	6,929,173	Term Loan, 2.72%, Maturing June 1, 2014	$6,466,505
	3,706,063	Term Loan, 2.82%, Maturing June 1, 2014	3,458,606
TXU Texas Competitive Electric Holdings Co., LLC
	5,465,019	Term Loan, 3.97%, Maturing October 10, 2014	3,713,109
	472,601	Term Loan, 3.97%, Maturing October 10, 2014	320,456
Vulcan Energy Corp.
	4,072,323	Term Loan, 5.50%, Maturing July 23, 2010	3,848,345

			$29,004,281

Total Senior Floating-Rate Interests
(identified cost $1,791,267,681)			$1,301,590,726

Corporate Bonds & Notes — 0.8%

	Principal
	Amount
	(000’s omitted)*	Security	Value

Building and Development — 0.4%

Grohe Holding GMBH, Variable Rate
EUR	6,500	4.31%, 1/15/14	$4,730,083

			$4,730,083

Chemicals and Plastics — 0.0%

Wellman Holdings, Inc.
	662	5.00%, 1/29/19(5)	$196,415

			$196,415

Ecological Services and Equipment — 0.0%

Environmental Systems Products Holdings, Inc. Junior Notes
	75	18.00%, 3/31/15(2)(5)	$59,608

			$59,608

Electronics/Electrical — 0.1%

NXP BV/NXP Funding, LLC, Variable Rate
	2,300	3.881%, 10/15/13	$664,125

			$664,125

Telecommunications — 0.3%

Qwest Corp., Sr. Notes, Variable Rate
	3,150	4.57%, 6/15/13	$2,866,500

			$2,866,500

Total Corporate Bonds & Notes
(identified cost $14,107,502)			$8,516,731

Asset Backed Securities — 0.2%

	Principal
	Amount
	(000’s omitted)	Security	Value

	$1,937	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 6.90%, 6/15/29(6)(7)	$1,806,227
	1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 3.678%, 8/11/16(6)(7)	80,000

Total Asset Backed Securities
(identified cost $2,936,973)			$1,886,227

Common Stocks — 0.0%

	Shares	Security	Value

Automotive — 0.0%

	133,410	Hayes Lemmerz International(8)	$22,546

			$22,546

Chemicals and Plastics — 0.0%

	662	Wellman Holdings, Inc.(5)(8)	$170,347

			$170,347

Diversified Manufacturing — 0.0%

	1,782	Gentek, Inc.(8)	$34,019

			$34,019

Ecological Services and Equipment — 0.0%

	1,242	Environmental Systems Products Holdings, Inc.(5)(8)(9)	$0

			$0

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Shares	Security	Value

Investment Services — 0.0%

20,048	Safelite Realty Corp.(5)(9)	$0

		$0

Total Common Stocks
(identified cost $1,533,499)		$226,912

Preferred Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

445	Hayes Lemmerz International, Series A, Convertible(8)(9)	$485

		$485

Chemicals & Plastics — 0.0%

217	Key Plastics, LLC, Series A(5)(8)(9)	$0

		$0

Ecological Services and Equipment — 0.0%

569	Environmental Systems Products Holdings, Inc. Series A(5)(8)(9)	$25,042

		$25,042

Total Preferred Stocks
(identified cost $249,639)		$25,527

Warrants — 0.0%

Shares	Security	Value

Commercial Services — 0.0%

4,437	Citation A14, Expires 4/06/12(5)(8)	$0
6,545	Citation B18, Expires 4/06/12(5)(8)	0

		$0

Diversified Manufacturing — 0.0%

940	Gentek, Inc., Class C, Expires 10/31/10(8)(9)	$9,400

		$9,400

Total Warrants
(identified cost $0)		$9,400

Short-Term Investments — 2.3%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(10)	$23,689	$23,689,486

Total Short-Term Investments
(identified cost $23,689,486)		$23,689,486

Total Investments — 127.5%
(identified cost $1,833,784,780)		$1,335,945,009

Less Unfunded Loan Commitments — (1.6)%		$(16,627,878)

Net Investments — 125.9%
(identified cost $1,817,156,902)		$1,319,317,131

Other Assets, Less Liabilities — (25.9)%		$(271,240,852)

Net Assets — 100.0%		$1,048,076,279

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	Defaulted security. Currently the issuer is in default with respect to interest payments.

See notes to financial statements

29

Senior Debt Portfolio as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $1,886,227 or 0.2% of the Portfolio’s net assets.

(7)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2009.

(8)	Non-income producing security.

(9)	Restricted security.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

See notes to financial statements

30

Senior Debt Portfolio as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,793,467,416)	$1,295,627,645
Affiliated investment, at value (identified cost, $23,689,486)	23,689,486
Cash	1,000,000
Foreign currency, at value (identified cost, $82,991)	83,463
Receivable for investments sold	29,027,881
Interest receivable	9,712,767
Interest receivable from affiliated investment	1,014
Receivable for closed swap contracts	8,854
Prepaid expenses	3,240,415

Total assets	$1,362,391,525

Liabilities

Notes payable	$305,000,000
Payable for investments purchased	6,477,500
Payable for open forward foreign currency exchange contracts	1,060,919
Payable to affiliate for investment adviser fee	501,950
Payable to affiliate for Trustees’ fees	4,208
Accrued expenses	1,270,669

Total liabilities	$314,315,246

Net assets applicable to investors’ interest in Portfolio	$1,048,076,279

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,546,864,652
Net unrealized depreciation (computed on the basis of identified cost)	(498,788,373)

Total	$1,048,076,279

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest	$46,812,269
Interest income allocated from affiliated investment	86,622
Expenses allocated from affiliated investment	(38,398)

Total investment income	$46,860,493

Expenses

Investment adviser fee	$3,080,089
Trustees’ fees and expenses	25,458
Interest expense and fees	6,933,509
Custodian fee	385,869
Legal and accounting services	235,988
Miscellaneous	155,315

Total expenses	$10,816,228

Deduct —
Reduction of custodian fee	$1,549

Total expense reductions	$1,549

Net expenses	$10,814,679

Net investment income	$36,045,814

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(78,958,928)
Swap contracts	23,517
Foreign currency and forward foreign currency exchange contract transactions	(984,231)

Net realized loss	$(79,919,642)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$106,756,668
Foreign currency and forward foreign currency exchange contracts	(4,006,369)

Net change in unrealized appreciation (depreciation)	$102,750,299

Net realized and unrealized gain	$22,830,658

Net increase in net assets from operations	$58,876,471

See notes to financial statements

31

Senior Debt Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$36,045,814	$128,205,031
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(79,919,642)	(20,751,451)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, foreign currency and forward foreign currency exchange contracts	102,750,299	(569,535,361)

Net increase (decrease) in net assets from operations	$58,876,471	$(462,081,781)

Capital transactions —
Contributions	$53,617,475	$1,858,796,192
Withdrawals	(183,722,789)	(2,611,778,134)

Net decrease in net assets from capital transactions	$(130,105,314)	$(752,981,942)

Net decrease in net assets	$(71,228,843)	$(1,215,063,723)

Net Assets

At beginning of period	$1,119,305,122	$2,334,368,845

At end of period	$1,048,076,279	$1,119,305,122

Statement of Cash Flows

For the Six Months Ended
Cash Flows From	April 30, 2009
Operating Activities	(Unaudited)

Net increase in net assets from operations	$58,876,471
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(57,830,727)
Investments sold and principal repayments	212,233,878
Increase in short-term investments, net	18,486,099
Net accretion/amoritization of premium (discount)	(1,767,420)
Amortization of structuring and renewal fees	957,143
Decrease in interest receivable	3,235,709
Decrease in interest receivable from affiliated investment	22,140
Increase in payable for investments purchased	2,650,132
Increase in receivable for investments sold	(3,999,282)
Increase in receivable for closed swap contracts	(8,854)
Decrease in receivable for open forward foreign currency exchange contracts	2,950,420
Decrease in prepaid expenses	57,660
Decrease in payable for closed swap contracts	(14,664)
Increase in payable for open forward foreign currency exchange contracts	1,060,919
Decrease in payable to affiliate for investment adviser fee	(96,977)
Increase in payable to affiliate for Trustees’ fees	208
Decrease in unfunded loan commitments	(4,157,706)
Decrease in accrued expenses	(491,834)
Net change in unrealized (appreciation) depreciation on investments	(106,756,668)
Net realized (gain) loss on investments	78,958,928

Net cash provided by operating activities	$204,365,575

Cash Flows From Financing Activities

Decrease in notes payable	$(75,000,000)
Proceeds from capital contributions	53,617,475
Payments for capital withdrawals	(183,722,789)
Payment of structuring and renewal fees on notes payable	(4,100,000)

Net cash used in financing activities	$(209,205,314)

Net decrease in cash	$(4,839,739)

Cash at beginning of period(1)	$5,923,202

Cash at end of period(1)	$1,083,463

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$10,483,877

(1) Balance includes foreign currency, at value.

See notes to financial statements

32

Senior Debt Portfolio as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Six Months Ended		Year Ended	Period Ended		Year Ended November 30,
	April 30, 2009		October 31,	October 31,
	(Unaudited)		2008	2007(1)		2006	2005		2004		2003

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.81	%(3)	0.66%	0.58	%(3)	0.51%	0.50%		0.50%		0.51%
Interest expense and fees	1.44	%(3)	0.98%	0.70	%(3)	0.01%	0.00	%(4)	0.00	%(4)	0.01%
Total expenses	2.25	%(3)	1.64%	1.28	%(3)	0.52%	0.50%		0.51%		0.51%
Net investment income	7.48	%(3)	7.01%	7.18	%(3)	6.57%	5.00%		3.82%		4.14%
Portfolio Turnover	5	%(5)	7%	55	%(5)	51%	65%		87%		47%

Total Return	7.15	%(5)	(26.81)%	3.89	%(5)	6.88%	5.27%		6.15%		8.19%

Net assets, end of period (000’s omitted)	$1,048,076		$1,119,305	$2,334,369		$2,645,798	$3,054,390		$3,340,152		$3,384,305

(1)	For the eleven months ended October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Rounds to less than 0.01%.

(5)	Not annualized.

See notes to financial statements

33

Senior Debt Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2009, Eaton Vance Floating-Rate Advantage Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the

34

Senior Debt Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising

35

Senior Debt Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended April 30, 2009, the Portfolio’s adviser fee totaled $3,116,820 of which $36,731 was allocated from Cash Management and $3,080,089 was paid or accrued directly by the Portfolio. For the six months ended April 30, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.65% (annualized) of the Portfolio’s average daily net assets.

36

Senior Debt Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $57,830,727 and $212,233,878, respectively, for the six months ended April 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,816,979,347

Gross unrealized appreciation	$1,911,345
Gross unrealized depreciation	(499,573,561)

Net unrealized depreciation	$(497,662,216)

5   Restricted Securities

At April 30, 2009, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/24/00	1,242	$0	(1)	$0
Safelite Realty Corp.	9/29/00 – 11/10/00	20,048	0	(1)	0

			$0		$0

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958		$25,042
Hayes Lemmerz International, Series A, Convertible	6/04/03	445	22,250		485
Key Plastics, LLC, Series A	4/26/01	217	217,431		0

			$249,639		$25,527

Warrants

Gentek, Inc., Class C, Expires 10/31/10	11/11/03	940	$0		$9,400

			$0		$9,400

Total Restricted Securities			$249,639		$34,927

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Depreciation

5/29/09	British Pound Sterling 19,736,489	United States Dollar 28,947,508	$(248,904)
5/29/09	Euro 69,098,739	United States Dollar 90,605,030	(812,015)

			$(1,060,919)

37

Senior Debt Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

At April 30, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

7   Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $400 million ($600 million prior to February 12, 2009 and $800 million prior to December 29, 2008) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduit lenders’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Portfolio also pays a program fee of 1.50% (0.325% prior to February 12, 2009) per annum on its outstanding borrowings to administer the facility and a commitment fee of 1.25% (1.50% prior to April 28, 2009 and 0.175% prior to February 12, 2009) per annum on the amount of the facility. Program and commitment fees for the six months ended April 30, 2009 totaled $2,974,257 and are included in interest expense in the Statement of Operations. The Portfolio also paid a renewal fee of $4 million which is being amortized to interest expense over one year through February 10, 2010, the expiration date of the Agreement. The unamortized balance at April 30, 2009 is approximately $3,143,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. In connection with the structuring of the Agreement, the Portfolio is obligated to pay a fee of $1 million in quarterly installments of $50,000 through February 2012, of which $550,000 remains outstanding at April 30, 2009. The entire unpaid balance is payable on termination date if the Agreement is terminated by the Portfolio within the first five years and eliminated if the Agreement is terminated by the lenders at their discretion except for an event of default by the Portfolio. At April 30, 2009, the Portfolio had borrowings outstanding under the Agreement of $305,000,000 at an interest rate of 0.87%. For the six months ended April 30, 2009, the average borrowings under the Agreement and the average interest rate were $321,464,088 and 1.94%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38

Senior Debt Portfolio as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

At April 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$23,755,450	$—
Level 2	Other Significant Observable Inputs	1,293,642,164	(1,060,919)
Level 3	Significant Unobservable Inputs	1,919,517	—

Total		$1,319,317,131	$(1,060,919)

*	Other financial instruments are forward foreign currency exchange contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$2,663,986
Realized gains (losses)	(47)
Change in net unrealized appreciation (depreciation)*	(1,993,358)
Net purchases (sales)	340,726
Accrued discount (premium)	3,198
Net transfers to (from) Level 3	905,012

Balance as of April 30, 2009	$1,919,517

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009*	$(1,511,220)

*	Amount is included in the related amount on investments in the Statement of Operations.

11   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

39

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

40

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Senior Debt Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Floating-Rate Advantage Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

41

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

In assessing the Fund’s investment performance, the Board noted that the Fund is the successor to the operations of Eaton Vance Prime Rate Reserves (the “Predecessor Fund”), which like the Fund, invested in Senior Debt Portfolio prior to its reorganization into the Fund on March 14, 2008. The Board compared the Predecessor Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund (and the Predecessor Fund). The Board noted that the Predecessor Fund’s and the Fund’s performance relative to its peers was affected by management’s use of leverage as well as its focus on reducing volatility. On the basis of the foregoing, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and total expense ratio of the Fund for the period from inception (March 2008) through September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the total expense ratio anticipated with respect to the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Predecessor Fund, the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Predecessor Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Predecessor Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

42

Eaton Vance Floating-Rate Advantage Fund

OFFICERS AND TRUSTEES

Eaton Vance Floating-Rate Advantage Fund

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer

Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

43

Eaton Vance Floating-Rate Advantage Fund

OFFICERS AND TRUSTEES CONT’D

Senior Debt Portfolio

Officers Scott H. Page President Craig P. Russ Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

44

Investment Adviser of Senior Debt Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Floating-Rate Advantage Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3232-6/09	FRASRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Thomas Seto
Parametric Portfolio
Associates LLC
Co-Portfolio Manager
David Stein, Ph.D.
Parametric Portfolio
Associates LLC
Co-Portfolio Manager
•	The emerging markets generated positive performance for the six months that ended April 30, 2009, as measured by the MSCI Emerging Markets Index (the Index), which recorded a return of 17.38% for the period.[1] The fourth quarter of 2008 had seen a broad market decline, in large part attributable to the effects of declining crude oil prices on the performance of the energy sector. By the end of 2008, there were no positive individual country returns for the year in terms of U.S. dollars or local currencies. All regions experienced double-digit negative returns, and cross-country correlations remained at higher-than-usual levels.
•	Emerging markets experienced extreme volatility during the first quarter of 2009; at one point, the Index had lost nearly 20% of its value. However, by April 30, 2009, the Index had recorded a strong calendar year-to-date positive return of 17.75%. Indeed, investors in emerging markets, many of whom had been waiting on the sidelines after the massive declines during the prior two quarters, responded favorably to economic stimulus measures adopted in the United States, pouring money back into the asset class and, in effect, reversing earlier losses.
•	Historically, whenever equity investors start to regain their appetite for risk and increase allocations to the emerging markets, initial flows generally have been into the largest, most liquid countries. The first quarter of 2009 was no exception and the largest countries posted strong returns. Top performers for the quarter included Chile (+13.6%), Brazil (+12.5%) and Taiwan (+8.3%), which benefited from perceived improvements to future U.S. demand for exports following a host of dramatic economic recovery measures enacted by the U.S. Treasury Department and the Federal Reserve. By contrast, the Eastern European component of the Index fared poorly, losing 26.5%. Countries such as Poland (-31.5%) and Hungary (-28.8%) were mired in severe economic slowdowns, while the International Monetary Fund (IMF) provided a bailout package for Romania (-47.3%) amid calls for additional assistance for neighboring countries. For the entire six-month period ended April 30, 2009, Indonesia (44.85%), Peru (42.76%) and China (30.04%) had recorded the strongest positive performance.
Management Discussion
•	For the six months ended April 30, 2009, the Fund recorded a positive return while underperforming the Index. Looking at individual countries, China and Brazil had strong positive returns but the Fund’s underweight in both countries detracted from performance relative to the Index. The Fund’s overweight in Hungary and Thailand also negatively affected relative performance, as did the Fund’s exposure to Nigeria, Qatar, the United Arab Emirates, Ghana, and
Eaton Vance Structured Emerging Markets Fund
Total Return Performance 10/31/08 – 4/30/09

Class A2	7.15%
Class C2	6.88
Class I2	7.33
MSCI Emerging Markets Index[1]	17.38
S&P/IFCI Emerging Markets Index[1]	18.14
Lipper Emerging Markets Funds Average[1]	11.37
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent expense limitations by the adviser, the sub-adviser and the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent expense limitations by the adviser, the sub-adviser and the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009
INVESTMENT UPDATE
Slovenia. Among the positive contributors to the Fund’s return were Indonesia, Argentina, Chile, and Malaysia, all of which were overweight relative to the Index, while the Fund’s underweight position in Russia also helped performance.
•	On the sector level, overweight positions in the financials and industrials sectors both produced positive returns on an absolute basis, but under-performed relative to the Index, primarily due to individual stock selection within the sectors. The materials, energy and information technology sectors also recorded positive absolute returns, but the Fund’s underweight in these sectors was reflected in relative underperformance versus the Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Regional Weightings1
By total long-term investments

[1]	As a percentage of the Fund’s total long-term investments as of 4/30/09.
Equity Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 4/30/09. Excludes cash equivalents.

2

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009
FUND PERFORMANCE

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAEMX	ECEMX	EIEMX

Average Annual Total Returns (at net asset value)
Six Months	7.15%	6.88%	7.33%
One Year	-44.35	-44.70	-44.15
Life of Fund†	-3.72	-4.43	-3.50

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.94%	5.88%	7.33%
One Year	-47.54	-45.25	-44.15
Life of Fund†	-5.71	-4.43	-3.50

†	Inception Dates For All Share Classes: 6/30/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge and, for Class C, reflect a 1% CDSC for the first year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Class I shares are offered to certain investors at net asset value. Absent expense limitations by the adviser, the sub-adviser and the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.72%	2.47%	1.48%
Net Expense Ratio	1.62	2.37	1.37

[2]	Source: Prospectus dated 3/1/09. Net expense ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent expense limitations by the investment adviser, sub-adviser and the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 – April 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Structured Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/1/08)	(4/30/09)	(11/1/08 – 4/30/09)

Actual
Class A	$1,000.00	$1,071.50	$7.86**
Class C	$1,000.00	$1,068.80	$11.70**
Class I	$1,000.00	$1,073.30	$6.58**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.20	$7.65**
Class C	$1,000.00	$1,013.50	$11.38**
Class I	$1,000.00	$1,018.40	$6.41**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Class A shares, 2.28% for Class C shares and 1.28% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2008.

**	Absent an expense limitation by the investment adviser, sub-adviser and administrator, expenses would have been higher.

4

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 97.6%

Security	Shares	Value

Argentina — 0.8%

Banco Macro SA, Class B ADR	32,250	$387,000
BBVA Banco Frances SA ADR(1)	25,300	74,129
Cresud SA ADR	98,500	802,775
Grupo Financiero Galicia SA, Class B ADR(1)	88,700	167,643
IRSA Inversiones y Representaciones SA GDR(1)	14,500	55,100
MercadoLibre, Inc.(1)	41,600	1,136,928
Petrobras Energia Participaciones SA ADR	123,800	797,272
Telecom Argentina SA, Class B ADR(1)	75,460	698,005
Transportadora de Gas del Sur SA ADR	50,000	99,500

		$4,218,352

Botswana — 0.5%

Barclays Bank of Botswana	513,650	$375,198
Botswana Insurance Holdings Ltd.	326,490	313,055
First National Bank of Botswana	1,655,200	434,785
Letshego	173,200	231,425
Sechaba Breweries Ltd.	390,000	722,533
Standard Chartered Bank	226,620	512,886

		$2,589,882

Brazil — 6.3%

AES Tiete SA	4,400	$32,162
AES Tiete SA, PFC Shares	9,600	78,942
All America Latina Logistica, PFC Shares	76,000	393,376
American Banknote SA	4,700	26,195
Anhanguera Educacional Participacoes SA(1)	4,800	33,550
Aracruz Celulose SA, PFC Shares	15,600	18,886
B2W Companhia Global do Varejo	16,970	266,378
Banco Bradesco SA, PFC Shares	133,484	1,651,971
Banco do Brasil SA	53,300	449,493
Banco Itau Holding Financeira SA, PFC Shares	192,748	2,676,872
Banco Nossa Caixa SA	1,400	45,870
BM&F Bovespa SA	90,251	365,713
Bradespar SA, PFC Shares	31,500	387,247
Brasil Telecom Participacoes SA	7,100	204,345
Brasil Telecom Participacoes SA, PFC Shares	36,500	282,469
Brasil Telecom SA, PFC Shares	26,600	164,416
Braskem SA, PFC Shares	11,460	32,302
Centrais Eletricas Brasileiras SA, Class B, PFC Shares	46,600	604,175
Cia Brasileira de Distribuicao Grupo Pao de Acucar, PFC Shares	28,860	462,377
Cia de Bebidas das Americas, PFC Shares	33,647	1,898,663
Cia de Companhia de Concessoes Rodoviarias (CCR)	22,000	264,629
Cia de Saneamento Basico do Estado de Sao Paulo	11,120	158,244
Cia de Saneamento de Minas Gerais — Copasa MG	3,900	42,529
Cia de Transmissao de Energia Eletrica Paulista, PFC Shares	8,800	188,507
Cia Energetica de Minas Gerais, PFC Shares	55,505	675,762
Cia Energetica de Sao Paulo, PFC Shares	17,500	123,038
Cia Paranaense de Energia-Copel, PFC Shares	10,100	124,580
Cia Providencia Industria e Comercio SA(1)	14,900	26,887
Cia Siderurgica Nacional SA (CSN)	31,600	581,344
Cia Vale do Rio Doce	47,300	779,636
Cia Vale do Rio Doce, PFC Shares	237,440	3,306,230
Contax Participacoes SA, PFC Shares	1,910	38,393
Cosan SA Industria e Comercio(1)	40,000	245,963
CPFL Energia SA	20,600	313,383
Cyrela Brazil Realty SA(1)	46,000	286,009
Diagnosticos da America SA(1)	3,800	55,534
Duratex SA, PFC Shares	15,400	119,530
EDP-Energias do Brasil SA	17,900	215,230
Eletropaulo Metropolitana SA, Class B, PFC Shares	11,280	144,855
Empresa Brasileira de Aeronautica SA	105,700	427,349
Estacio Participacoes SA	13,900	93,664
Fertilizantes Fosfatados SA, PFC Shares	4,800	36,467
Gafisa SA(1)	9,300	80,639
Gerdau SA	5,000	28,278
Gerdau SA, PFC Shares	73,200	525,019
Gol Linhas Aereas Inteligentes SA, PFC Shares	4,600	15,824
GVT Holding SA(1)	5,300	70,216
IdeiasNet SA(1)	14,900	17,766
Industrias Romi SA	6,600	22,463
Investimentos Itau SA, PFC Shares	241,106	1,033,178
Itausa-Investimentos Itau SA	11,200	54,901
JBS SA	73,400	206,557
Klabin SA, PFC Shares	13,200	18,634
LLX Logistica SA(1)	4,000	3,691
Localiza Rent a Car SA	5,100	26,211
Lojas Americanas SA, PFC Shares	58,370	239,992
Lojas Renner SA	17,700	161,721
Lupatech SA(1)	3,700	46,585
M Dias Branco SA	4,300	44,396
Marcopolo SA, PFC Shares	14,300	31,684
Marfrig Frigorificos e Comercio de Alimentos SA(1)	48,500	245,940
Medial Saude SA(1)	12,200	37,899
Metalurgica Gerdau SA	2,600	21,273
Metalurgica Gerdau SA, PFC Shares	19,200	179,988
MMX Mineracao e Metalicos SA(1)	4,000	12,188
MRV Engenharia e Participacoes SA(1)	18,800	182,508
Natura Cosmeticos SA	15,100	179,355
Net Servicos de Comunicacao SA, PFC Shares	42,836	350,289
PDG Realty SA Empreendimentos e Participacoes	5,300	49,878
Perdigao SA(1)	25,600	377,167

See notes to financial statements

5

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Brazil (continued)

Petroleo Brasileiro SA	56,800	$955,943
Petroleo Brasileiro SA, PFC Shares	372,200	5,022,859
Porto Seguro SA	4,500	27,116
Positivo Informatica SA	3,700	15,196
Randon Participacoes SA, PFC Shares	21,200	76,899
Redecard SA	58,200	732,502
Rossi Residencial SA(1)	8,800	30,352
Sadia SA, PFC Shares	79,100	150,687
Sao Martinho SA(1)	4,200	26,478
SLC Agricola SA	3,700	25,186
Souza Cruz SA	14,600	312,750
Suzano Papel e Celulose SA	7,300	46,356
Tam SA, PFC Shares	14,800	101,013
Tele Norte Leste Participacoes SA	3,700	69,827
Tele Norte Leste Participacoes SA, PFC Shares	38,600	601,673
Telemar Norte Leste SA, PFC Shares	3,500	87,350
Telesp-Telecomunicacoes de Sao Paulo SA, PFC Shares	9,600	209,547
Terna Participacoes SA	5,000	83,830
Tim Participacoes SA, PFC Shares	156,500	262,388
Totvs SA	3,298	88,215
Tractebel Energia SA	21,600	178,508
Ultrapar Participacoes SA, PFC Shares	15,746	440,236
Usinas Siderurgicas de Minas Gerais SA, PFC Shares	23,025	338,703
Vivo Participacoes SA, PFC Shares	23,675	381,469
Votorantim Celulose e Papel SA, PFC Shares	2,700	23,448
Weg SA	43,900	281,376

		$33,157,312

Bulgaria — 0.5%

Albena	3,228	$54,173
Bulgarian American Credit Bank JSCO(1)	5,700	43,349
Bulgarian Telecommunications Co.(1)	44,690	132,268
CB First Investment Bank AD(1)	135,000	217,649
Central Cooperative Bank AD(1)	42,900	36,505
Chimimport AD(1)	200,000	307,580
Corporate Commercial Bank AD(1)	10,400	457,289
Doverie Holding AD(1)	13,760	37,163
MonBat AD	35,520	114,532
Petrol AD(1)	102,500	530,902
Sopharma AD	279,600	469,377

		$2,400,787

Chile — 3.0%

Administradora de Fondos de Pensiones Provida SA	44,300	$70,438
AES Gener SA	544,000	211,335
Almendral SA	2,512,600	211,633
Antarchile SA, Series A	26,340	335,051
Banco de Chile	8,522,947	503,978
Banco de Chile ADR	2,500	90,575
Banco de Credito e Inversiones	31,215	670,713
Banco Santander Chile SA	27,862,710	957,414
Banmedica SA	76,180	62,201
Cap SA	21,412	344,322
Cementos Bio-Bio SA	20,600	28,718
Cencosud SA	361,531	717,780
Cia Cervecerias Unidas SA	47,290	279,635
Cia General de Electricidad SA	61,050	316,925
Cia SudAmericana de Vapores SA(1)	58,600	35,256
Colbun SA(1)	1,575,910	314,207
Corpbanca SA	58,054,570	264,451
Embotelladora Andina SA, Class B, PFC Shares	51,941	134,194
Empresa Nacional de Electricidad SA	983,463	1,256,043
Empresa Nacional de Telecomunicaciones SA	36,000	420,799
Empresas CMPC SA	27,691	618,793
Empresas Copec SA	146,376	1,459,357
Enersis SA	3,820,221	1,149,186
Farmacias Ahumada SA	17,780	23,839
Grupo Security SA	1,046,800	224,925
Invercap SA	19,700	118,522
Inversiones Aguas Metropolitanas SA	83,600	80,976
La Polar SA	156,400	422,085
Lan Airlines SA	49,095	444,323
Madeco SA(1)	3,105,330	149,462
Masisa SA	444,800	46,640
Minera Valparaiso SA	12,324	298,721
Parque Arauco SA(1)	237,600	159,285
Quinenco SA	162,900	280,017
S.A.C.I. Falabella SA(1)	425,100	1,399,268
Sigdo Koppers SA	176,300	121,220
SM-Chile SA, Class B	2,424,500	195,877
Sociedad de Inversiones Pampa Calichera SA, Class A	83,530	86,854
Sociedad Quimica y Minera de Chile SA, Series B	30,540	962,003
Sonda SA	239,100	297,968
Vina Concha y Toro SA	141,710	235,554

		$16,000,543

China — 5.8%

Agile Property Holdings Ltd.	36,000	$26,863
Air China, Ltd., Class H(1)	80,000	37,391
Alibaba.com Ltd.(1)	161,000	189,773
Aluminum Corp. of China Ltd., Class H	402,000	307,351
American Oriental Bioengineering, Inc.(1)	21,600	91,584
Angang Steel Co., Ltd., Class H	214,000	254,458

See notes to financial statements

6

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

China (continued)

Anhui Conch Cement Co., Ltd., Class H(1)	58,000	$384,449
Baidu.com, Inc. ADR(1)	3,270	761,583
Bank of China, Ltd., Class H	1,469,000	544,669
Bank of Communications, Ltd., Class H	211,000	169,968
Beijing Capital International Airport Co., Ltd., Class H	40,000	25,260
Beijing Enterprises Holdings Ltd.	69,000	301,109
BOC Hong Kong Holdings Ltd.	127,500	180,404
BOE Technology Group Co., Ltd., Class B(1)	200,500	37,148
BYD Co., Ltd., Class H(1)	34,200	89,188
BYD Electronic Co., Ltd.	95,000	48,341
Chaoda Modern Agriculture Holdings Ltd.	269,958	153,128
China Agri-Industries Holdings, Ltd.(1)	177,000	90,655
China Bluechemical, Ltd., Class H	114,000	60,472
China CITIC Bank, Class H	239,000	108,529
China Coal Energy Co., Class H	311,000	266,211
China Communication Services Corp., Ltd., Class H	66,000	38,661
China Communications Construction Co., Ltd., Class H	481,000	571,725
China Construction Bank, Class H	1,858,000	1,075,030
China COSCO Holdings Co., Ltd., Class H	220,975	178,961
China Dongxiang Group Co.	350,000	169,975
China Eastern Airlines Corp., Ltd., Class H(1)	104,000	17,330
China Everbright, Ltd.	16,000	30,963
China Everbright International, Ltd.	171,000	39,102
China Green Holdings, Ltd.	72,000	57,787
China Hongxing Sports, Ltd.	285,000	26,701
China Insurance International Holdings Co., Ltd.	18,000	29,999
China International Marine Containers Co., Ltd., Class B	146,472	92,615
China Life Insurance Co., Ltd., Class H	355,000	1,253,566
China Medical Technologies, Inc. ADR	1,500	29,310
China Mengniu Dairy Co., Ltd.	206,000	367,984
China Merchants Bank Co., Ltd., Class H	410,500	734,497
China Merchants Holdings International Co., Ltd.	74,000	173,314
China Mobile Hong Kong, Ltd.	321,000	2,784,265
China Molybdenum Co., Ltd., Class H	39,000	19,549
China National Building Material Co., Ltd., Class H	20,000	41,906
China National Materials Co., Ltd., Class H(1)	180,000	137,516
China Oilfield Services, Ltd., Class H	110,000	89,630
China Overseas Land & Investment, Ltd.	230,160	399,115
China Petroleum & Chemical Corp., Class H	1,367,000	1,062,492
China Pharmaceutical Group, Ltd.	118,000	58,891
China Railway Construction Corp., Class H(1)	171,000	236,283
China Railway Group, Ltd., Class H(1)	738,000	503,552
China Resources Enterprise, Ltd.	202,000	355,743
China Resources Land, Ltd.	38,000	67,962
China Resources Power Holdings Co., Ltd.	136,000	304,758
China Shenhua Energy Co., Ltd., Class H(1)	259,500	722,418
China Shipping Container Lines Co., Ltd., Class H	568,000	136,644
China Shipping Development Co., Ltd., Class H	74,000	84,281
China Southern Airlines Co., Ltd., Class H(1)	234,000	54,950
China Telecom Corp., Ltd., Class H	754,000	371,169
China Travel International Investment Hong Kong, Ltd.	468,000	81,688
China Unicom, Ltd.	564,372	659,202
China Vanke Co., Ltd., Class B	445,120	468,327
China Yurun Food Group, Ltd.	94,000	111,330
Chongqing Changan Automobile Co., Ltd., Class B(1)	212,136	79,320
Citic Pacific, Ltd.	113,000	164,698
CNOOC, Ltd.	968,000	1,079,353
Cosco Pacific, Ltd.	26,000	24,541
Country Garden Holdings Co.(1)	88,000	28,703
Ctrip.com International, Ltd. ADR	9,000	278,280
Datang International Power Generation Co., Ltd., Class B	396,000	190,018
Dazhong Transportation Group Co., Ltd., Class H(1)	84,750	49,237
Denway Motors, Ltd.	984,000	408,947
Dongfeng Motor Corp., Class H	328,000	244,498
Fibrechem Technologies, Ltd.	100,200	6,768
Focus Media Holding, Ltd. ADR(1)	33,500	211,050
FU JI Food & Catering Services	83,000	43,845
Global Bio-chem Technology Group Co., Ltd.	120,000	15,983
Golden Eagle Retail Group, Ltd.	54,000	43,590
Guangdong Provincial Expressway Development Co., Ltd., Class B	32,000	12,497
Guangzhou R&F Properties Co., Ltd., Class H	20,800	33,393
Guangzhou Shipyard International Co., Ltd., Class H	22,000	28,054
Harbin Power Equipment Co., Ltd., Class H	42,000	31,419
Huaneng Power International, Inc., Class H(1)	512,000	348,937
Huangshan Tourism Development Co., Ltd., Class B	33,000	34,218
Industrial & Commercial Bank of China, Ltd., Class H	2,585,000	1,477,154
Inner Mongolia Eerduosi Cashmere Products Co., Ltd., Class B	110,000	70,010
Inner Mongolia Yitai Coal Co., Ltd., Class B	6,800	29,558
Jiangsu Expressway Co., Ltd., Class H	56,000	39,473
Jiangxi Copper Co., Ltd., Class H	64,000	74,668
Kingboard Chemical Holdings, Ltd.	48,500	117,570
Konka Group Co., Ltd., Class B(1)	303,800	89,131
Lenovo Group, Ltd.	512,000	133,474
Li Ning Co., Ltd.	192,500	393,944
Maanshan Iron & Steel Co., Ltd., Class H	166,000	66,911
Mindray Medical International, Ltd. ADR	10,300	235,046
NetEase.com, Inc. ADR(1)	8,600	259,548
New Oriental Education & Technology Group ADR(1)	4,200	222,516
Parkson Retail Group, Ltd.	345,000	433,273
PetroChina Co., Ltd., Class H	1,320,000	1,148,793
PICC Property & Casualty Co., Ltd., Class H(1)	78,000	44,027
Ping An Insurance Group Co. of China, Ltd., Class H	82,000	505,510
Poly (Hong Kong) Investment, Ltd.	93,000	29,950
Ports Design, Ltd.	39,500	61,807

See notes to financial statements

7

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

China (continued)

Samling Global, Ltd.	552,000	$24,077
Semiconductor Manufacturing International Corp.(1)	878,000	33,230
Shanda Interactive Entertainment, Ltd. ADR(1)	5,800	277,414
Shandong Chenming Paper Holdings, Ltd., Class H	79,800	39,219
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	32,000	60,220
Shanghai Electric Group Co., Ltd., Class H	134,000	47,602
Shanghai Friendship Group, Inc. Co., Class B	44,200	40,128
Shanghai Haixin Group Co., Ltd., Class B(1)	144,500	38,152
Shanghai Industrial Holdings, Ltd.	53,000	179,565
Shanghai Jin Jiang International Hotels Group Co., Ltd., Class H	404,000	70,887
Shanghai Zhenhua Port Machinery Co., Ltd., Class B	172,500	180,191
Shimao Property Holdings, Ltd.	49,000	54,481
SINA Corp.(1)	4,500	126,045
Sinofert Holdings, Ltd.	64,000	29,517
Sinopec-China Petroleum & Chemical Corp., Class H	254,000	85,589
Sinotrans Shipping, Ltd.	102,000	31,287
Sinotruk Hong Kong, Ltd.	55,500	50,578
Sohu.com, Inc.(1)	1,600	83,440
Suntech Power Holdings Co., Ltd. ADR(1)	27,000	403,110
Tencent Holdings, Ltd.	61,800	552,163
Tingyi (Cayman Islands) Holding Corp.	224,000	271,973
Tsingtao Brewery Co., Ltd., Class H	76,000	194,719
Want Want China Holdings, Ltd.	871,000	434,305
Weiqiao Textile Co., Ltd., Class H	47,000	18,715
Wumart Stores, Inc., Class H	55,000	48,892
Xinyu Hengdeli Holdings, Ltd.	140,000	35,848
Yangzijiang Shipbuilding Holdings, Ltd.	75,000	25,140
Yantai Changyu Pioneer Wine Co., Ltd., Class B	18,700	82,025
Yanzhou Coal Mining Co., Ltd., Class H	90,000	84,542
Zijin Mining Group Co., Ltd., Class H	150,000	114,695
ZTE Corp., Class H	115,752	388,767

		$30,663,953

Colombia — 0.8%

Almacenes Exito SA	102,500	$501,398
Banco de Bogota	3,600	38,774
Bancolombia SA, PFC Shares ADR	28,700	670,145
Cementos Argos SA	22,360	65,432
Cia Colombiana de Inversiones SA	21,337	244,719
Cia de Cemento Argos SA	72,900	325,401
Corporacion Financiera Colombiana SA	11,604	75,515
Ecopetrol SA	799,340	740,130
Empresa de Telecommunicaciones de Bogota SA	647,380	231,853
Grupo Aval Acciones y Valores SA	215,300	48,710
Grupo Nacional de Chocolates SA	38,245	270,601
Interconexion Electrica SA	90,760	323,067
ISAGEN SA ESP	253,200	223,939
Promigas SA	4,360	77,008
Suramericana de Inversiones SA	43,700	328,666
Textiles Fabricato Tejicondor SA(1)	4,522,600	59,258

		$4,224,616

Croatia — 0.7%

Adris Grupa DD, PFC Shares	11,430	$357,019
Atlantska Plovidba DD	4,770	646,301
Dalekovod DD	4,050	242,414
Ericsson Nikola Tesla	1,100	269,288
Hrvatske Telekomunikacije DD	37,885	1,420,808
INA Industrija Nafte DD	596	127,081
Institut Gradevinarstva Hrvatske DD	350	194,234
Istraturist Umag DD(1)	500	28,283
Koncar-Elektroindustrija DD(1)	3,419	191,746
Kras DD(1)	210	8,567
Petrokemija DD(1)	400	5,837
Podravka Prehrambena Industija DD(1)	5,675	202,932
Privredna Banka Zagreb DD(1)	3,177	235,739
Tankerska Plovidba DD	115	28,602
VIRO Tvornica Secera	360	16,421

		$3,975,272

Czech Republic — 3.1%

CEZ AS	188,060	$7,726,848
Komercni Banka AS	30,554	4,090,653
New World Resources NV, Class A	226,800	866,091
Philip Morris CR AS(1)	1,613	434,028
Telefonica 02 Czech Republic AS	98,204	2,090,438
Unipetrol AS	195,323	1,136,797

		$16,344,855

Egypt — 1.5%

Alexandria Mineral Oils Co.	7,520	$55,208
Arab Cotton Ginning	292,800	258,459
Commercial International Bank	111,202	759,096
Delta Sugar Co.	19,428	58,820
Eastern Tobacco	8,002	220,147
Egypt Kuwaiti Holding Co.	201,179	266,836
Egyptian Financial & Industrial Co.(1)	87,400	395,167
Egyptian Financial Group-Hermes Holding SAE	73,671	256,986
Egyptian for Tourism Resorts	377,250	147,422
Egyptian International Pharmaceutical Industrial Co.	23,900	103,745
Egyptian Media Production City(1)	30,174	30,322
El Ezz Aldekhela Steel Alexa Co.	1,100	128,947

See notes to financial statements

8

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Egypt (continued)

El Ezz Steel Rebars SAE	136,445	$226,721
El Sewedy Cables Holding Co.(1)	20,373	218,396
El Watany Bank of Egypt(1)	12,400	64,135
Maridive & Oil Services SAE	119,000	358,669
Medinet Nasr for Housing	10,375	58,657
Misr Beni Suef Cement Co.	5,940	62,877
MobiNil-Egyptian Co. for Mobil Services	8,700	318,140
Olympic Group Financial Investments	119,400	410,366
Orascom Construction Industries (OCI)	41,122	1,170,694
Orascom Telecom Holding SAE	163,290	924,327
Oriental Weavers Co.	31,299	149,050
Paints & Chemical Industry Co. SAE	7,000	33,123
Palm Hills Developments SAE(1)	70,000	136,070
Pioneers Holding(1)	272,000	373,350
Sidi Kerir Petrochemicals Co.	110,250	166,662
Six of October Development & Investment Co.(1)	2,800	25,689
South Valley Cement(1)	96,702	137,942
Suez Cement Co.	10,700	47,266
Talaat Moustafa Group(1)	170,200	143,813
Telecom Egypt	142,084	398,711

		$8,105,813

Estonia — 0.5%

AS Baltika(1)	33,170	$19,936
AS Eesti Ehitus	49,700	43,034
AS Eesti Telekom	95,874	620,632
AS Harju Elekter	4,100	4,965
AS Jarvevana(1)	23,968	6,614
AS Merko Ehitus(1)	23,968	72,583
AS Norma	2,000	7,271
AS Olympic Entertainment Group	599,390	330,256
AS Tallink Group, Ltd.(1)	1,772,752	745,751
AS Tallinna Kaubamaja	101,340	246,076
AS Tallinna Vesi	25,490	300,570

		$2,397,688

Ghana — 0.3%

Aluworks Ghana, Ltd.(1)	457,409	$157,320
CAL Bank, Ltd.(1)	687,900	141,957
Cocoa Processing Co., Ltd.(1)	269,722	9,277
Ghana Commercial Bank, Ltd.(1)	734,841	303,288
Home Finance Co., Ltd.(1)	1,235,326	526,846
Produce Buying Co., Ltd.(1)	582,428	84,134
Standard Chartered Bank of Ghana, Ltd.	24,700	548,794

		$1,771,616

Hungary — 3.0%

EGIS Rt.(1)	6,664	$368,425
Fotex Rt.(1)	25,100	32,952
Magyar Telekom Rt.	1,169,520	2,720,976
MOL Hungarian Oil & Gas Rt.	77,100	3,673,383
OTP Bank Rt.(1)	465,560	5,996,294
RABA Automotive Holding Rt.(1)	28,560	82,714
Richter Gedeon Rt.	22,510	2,939,016

		$15,813,760

India — 6.3%

Aban Offshore, Ltd.	1,040	$8,546
ACC, Ltd.	20,570	270,370
Adani Exports, Ltd.	3,000	25,653
Aditya Birla Nuvo, Ltd.	3,402	35,919
Amtek Auto, Ltd.	12,100	23,087
Areva T&D India, Ltd.	7,500	33,001
Asea Brown Boveri India, Ltd.	5,400	52,618
Asian Paints, Ltd.	2,130	38,277
Bajaj Auto, Ltd.	5,130	65,568
Bajaj Auto, Ltd. GDR(1)(2)	200	2,565
Bajaj Finserv, Ltd.	5,130	22,610
Bajaj Finserv, Ltd. GDR(1)	200	872
Bajaj Holdings & Investment, Ltd.	5,130	35,123
Bank of Baroda	9,660	61,682
Bank of India	64,300	304,414
BF Utilities, Ltd.(1)	1,490	17,799
Bharat Forge, Ltd.	19,650	50,589
Bharat Heavy Electricals, Ltd.	24,640	826,332
Bharti Airtel, Ltd.(1)	148,830	2,257,999
Bombay Dyeing & Manufacturing Co., Ltd.	3,900	13,772
Cairn India, Ltd.(1)	41,000	153,679
Canara Bank, Ltd.	12,400	49,494
CESC, Ltd.	5,900	27,278
Cipla, Ltd.	60,010	292,441
Colgate-Palmolive (India), Ltd.	9,000	86,711
Container Corp. of India, Ltd.	5,260	80,011
Crompton Greaves, Ltd.	16,800	54,600
Deccan Chronicle Holdings, Ltd.	27,600	34,430
Dish TV India, Ltd.(1)	1,150	752
Divi’s Laboratories, Ltd.	3,700	63,663
DLF, Ltd.	31,200	145,686
Dr. Reddy’s Laboratories, Ltd.	22,620	249,707
Educomp Solutions, Ltd.	4,913	246,525
Essar Oil, Ltd.(1)	102,130	300,221
Exide Industries, Ltd.	35,200	37,082
Gail India, Ltd.	76,650	395,502
Gammon India, Ltd.	9,600	14,694

See notes to financial statements

9

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

India (continued)

Glaxosmithkline Pharmaceuticals, Ltd.	4,480	$105,864
Glenmark Pharmaceuticals, Ltd.(1)	11,960	43,295
GMR Infrastructure(1)	124,000	282,917
Grasim Industries, Ltd.	2,830	101,980
Great Eastern Shipping Co., Ltd.	5,620	23,306
Gujarat Ambuja Cements, Ltd.	44,800	72,798
Gujarat State Petronet, Ltd.	39,200	31,560
HCL Technologies, Ltd.	21,100	55,505
HDFC Bank, Ltd.(1)	32,624	726,344
Hero Honda Motors, Ltd.	20,500	488,533
Hindalco Industries, Ltd.	90,810	98,692
Hindustan Lever, Ltd.	207,300	978,402
Hindustan Zinc, Ltd.	6,840	66,966
Housing Development & Infrastructure, Ltd.	5,014	14,837
Housing Development Finance Corp.	44,700	1,563,649
ICICI Bank, Ltd.	125,670	1,220,775
Idea Cellular, Ltd.(1)	142,000	167,017
IFCI, Ltd.(1)	68,000	34,555
Indiabulls Financial Services, Ltd.	18,100	41,035
Indiabulls Real Estate, Ltd.	91,700	240,055
Indiabulls Securities, Ltd.	94,300	54,630
Indian Hotels Co., Ltd.(1)	52,680	52,592
Infosys Technologies, Ltd.	82,600	2,484,628
Infosys Technologies, Ltd. ADR	3,800	117,078
Infrastructure Development Finance Co., Ltd.	76,600	118,778
ITC, Ltd.	276,530	1,047,625
IVRCL Infrastructures & Projects, Ltd.	95,800	306,612
Jain Irrigation Systems, Ltd.	3,800	38,223
Jaiprakash Associates, Ltd.	111,200	309,865
Jindal Steel & Power, Ltd.	12,950	427,988
JSW Steel, Ltd.	7,600	52,859
Kotak Mahindra Bank, Ltd.	59,100	462,453
Lanco Infratech, Ltd.(1)	13,900	62,592
Larsen & Toubro, Ltd.	36,360	645,429
Larsen & Toubro, Ltd. GDR	1,600	28,120
Lupin, Ltd.	3,900	55,669
Mahindra & Mahindra, Ltd.	53,480	528,023
Maruti Udyog, Ltd.	25,450	419,831
Max India, Ltd.(1)	13,600	38,391
Motor Industries Co., Ltd.	1,130	68,423
Mundra Port & Special Economic Zone, Ltd.	11,000	86,097
National Aluminium Co., Ltd.	4,800	20,247
Nestle India, Ltd.	9,530	325,776
Nicholas Piramal India, Ltd.	8,000	37,129
NTPC, Ltd.	175,300	670,354
Oil & Natural Gas Corp., Ltd.	44,470	776,609
Piramal Life Sciences, Ltd.(1)	800	776
Power Grid Corp. of India, Ltd.	185,700	348,906
Punj Lloyd, Ltd.	36,200	85,712
Ranbaxy Laboratories, Ltd.	28,560	96,093
Reliance Capital, Ltd.	36,835	390,210
Reliance Communications, Ltd.	181,960	790,624
Reliance Industries, Ltd.	105,450	3,849,384
Reliance Industries, Ltd. GDR(2)	700	52,951
Reliance Infrastructure, Ltd.	23,000	322,374
Reliance Natural Resources, Ltd.(1)	207,800	237,819
Reliance Petroleum, Ltd.(1)	93,910	211,859
Reliance Power, Ltd.(1)	145,300	363,815
Satyam Computer Services, Ltd.	59,150	55,505
Satyam Computer Services, Ltd. ADR	2,000	3,600
Sesa Goa, Ltd.	37,000	83,027
Siemens India, Ltd.	7,380	46,337
Sintex Industries, Ltd.	5,600	15,817
State Bank of India	12,000	312,741
State Bank of India GDR	9,600	537,600
Steel Authority of India, Ltd.	155,400	341,692
Sterling Biotech, Ltd.	21,400	57,756
Sterlite Industries (India), Ltd.	49,280	412,586
Sun Pharma Advanced Research Co., Ltd.(1)	1,300	1,516
Sun Pharmaceuticals Industries, Ltd.	7,300	186,667
Sun TV Network, Ltd.	12,400	46,816
Suzlon Energy, Ltd.	78,150	100,726
Tata Chemicals, Ltd.	7,100	24,532
Tata Consultancy Services, Ltd.	35,400	441,990
Tata Motors, Ltd.	21,050	104,294
Tata Power Co., Ltd.	23,590	424,954
Tata Steel, Ltd.	38,896	187,468
Tata Tea, Ltd.	2,800	38,937
Tata Teleservices Maharashtra, Ltd.(1)	75,500	36,370
Titan Industries, Ltd.	3,300	49,840
Unitech, Ltd.	35,100	32,094
United Spirits, Ltd.	8,150	116,208
UTI Bank, Ltd.	28,600	322,095
Videsh Sanchar Nigam, Ltd.	11,200	123,173
Voltas, Ltd.	39,000	47,283
Wipro, Ltd.	32,900	217,640
Zee Entertainment Enterprises, Ltd.	22,930	53,019

		$33,146,184

Indonesia — 3.5%

Adaro Energy PT(1)	6,000,000	$573,670
Adhi Karya Tbk PT	867,100	27,586
AKR Corporindo Tbk PT	861,500	49,301
Aneka Tambang Tbk PT	2,434,000	325,152
Astra Argo Lestari Tbk PT	321,000	474,381

See notes to financial statements

10

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Indonesia (continued)

Astra International Tbk PT	1,254,200	$2,113,225
Bakrie & Brothers Tbk PT(1)	47,245,500	376,962
Bakrie Sumatera Plantations Tbk PT	556,500	29,181
Bank Central Asia Tbk PT	4,759,500	1,492,018
Bank Danamon Indonesia Tbk PT	2,004,803	585,983
Bank Mandiri PT	3,135,500	814,900
Bank Pan Indonesia Tbk PT(1)	1,456,500	83,131
Bank Rakyat Indonesia PT	2,407,500	1,306,170
Barito Pacific Tbk PT(1)	665,800	42,453
Berlian Laju Tanker Tbk PT	678,000	41,313
Bumi Resources Tbk PT	11,727,000	1,612,792
Energi Mega Persada Tbk PT(1)	1,550,700	31,991
Gudang Garam Tbk PT	179,000	125,293
Indah Kiat Pulp & Paper Corp. Tbk PT(1)	1,021,000	107,834
Indo Tambangraya Megah PT	221,500	313,169
Indocement Tunggal Prakarsa Tbk PT	167,000	91,553
Indofood Sukses Makmur Tbk PT	2,314,000	277,401
Indonesian Satellite Corp. Tbk PT	1,134,000	594,378
International Nickel Indonesia Tbk PT(1)	1,665,500	533,145
Kalbe Farma Tbk PT	1,745,500	147,290
Lippo Karawaci Tbk PT(1)	5,149,500	391,878
Medco Energi Internasional Tbk PT(1)	2,095,000	515,376
Perusahaan Gas Negara PT	3,904,000	949,196
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT(1)	155,500	71,567
Semen Gresik Persero Tbk PT	301,000	115,379
Tambang Batubara Bukit Asam Tbk PT	404,500	359,556
Telekomunikasi Indonesia Tbk PT	2,855,000	2,074,399
Tunas Baru Lampung Tbk PT	1,433,000	39,610
Unilever Indonesia Tbk PT	711,800	518,991
United Tractors Tbk PT	1,577,000	1,332,521

		$18,538,745

Israel — 3.0%

Africa-Israel Investments, Ltd.(1)	1,700	$26,542
Alony Hetz Properties & Investments, Ltd.	18,100	32,134
Alvarion, Ltd.(1)	8,900	27,533
Bank Hapoalim B.M.(1)	242,631	552,636
Bank Leumi Le-Israel	374,308	935,607
Bezeq Israeli Telecommunication Corp., Ltd.	294,135	463,169
Cellcom Israel, Ltd.	19,600	427,084
Ceragon Networks, Ltd.(1)	4,600	23,460
Check Point Software Technologies, Ltd.(1)	43,106	998,766
Clal Industries, Ltd.	14,400	40,994
Clal Insurance Enterprise Holdings, Ltd.(1)	2,810	32,646
Delek Group, Ltd.	880	81,605
Delek Real Estate, Ltd.(1)	7,744	7,531
Discount Investment Corp.	3,300	45,966
Elbit Imaging, Ltd.	1,170	21,054
Elbit Systems, Ltd.	5,550	280,655
EZchip Semiconductor, Ltd.(1)	6,700	102,644
Frutarom	8,107	59,206
Gazit Globe (1982), Ltd.	12,000	65,981
Gilat Satellite Networks, Ltd.(1)	11,760	43,277
Given Imaging, Ltd.	943	7,412
Harel Insurance Investments, Ltd.(1)	11,680	363,769
Hot Telecommunication System(1)	4,200	29,945
IDB Holding Corp., Ltd.	2,900	51,244
Israel Chemicals, Ltd.	129,961	1,069,127
Israel Corp., Ltd.	1,275	536,940
Israel Discount Bank, Ltd., Series A	346,200	324,079
Isramco Negev, LP	1,843,000	228,036
Koor Industries, Ltd.(1)	1,010	22,169
Makhteshim-Agan Industries, Ltd.	104,897	461,784
Mellanox Technologies, Ltd.(1)	4,200	43,723
Menorah Mivtachim Holdings, Ltd.(1)	6,900	50,036
Migdal Insurance & Financial, Ltd. Holdings(1)	38,400	42,439
Mizrahi Tefahot Bank, Ltd.	61,040	337,764
Ness Technologies, Inc.(1)	17,200	63,468
Nice Systems, Ltd.(1)	11,423	293,362
Oil Refineries, Ltd.	162,600	58,826
Orbotech, Ltd.(1)	3,000	15,300
Ormat Industries, Ltd.	27,300	206,219
Osem Investment, Ltd.(1)	3,944	39,930
Partner Communications Co., Ltd.	24,000	394,509
Paz Oil Co., Ltd.	2,100	220,099
Strauss Group, Ltd.	23,300	217,030
Supersol, Ltd.	26,000	84,685
Syneron Medical, Ltd.(1)	1,300	8,801
Teva Pharmaceutical Industries, Ltd.	4,400	193,172
Teva Pharmaceutical Industries, Ltd. ADR	137,604	6,039,439

		$15,671,797

Jordan — 0.8%

Arab Bank PLC	120,795	$2,093,759
Arab East Investment(1)	17,683	51,068
Arab Potash Co.	13,975	625,842
Bank of Jordan	11,100	31,467
Jordan Ahli Bank	14,700	31,362
Jordan Cement Factory	5,600	48,669
Jordan Petroleum Refinery	7,100	73,366
Jordan Phosphate Mines	9,000	205,740
Jordan Steel	13,802	55,446
Jordan Telecom Corp.	9,600	64,885

See notes to financial statements

11

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Jordan (continued)

Jordanian Electric Power Co.	63,787	$300,134
Middle East Complex for Engineering, Electric, & Heavy Industries PLC(1)	69,800	150,786
Taameer Jordan Co.(1)	82,800	97,450
Union Land Development(1)	32,100	53,162
United Arab Investors(1)	65,800	136,673

		$4,019,809

Kenya — 0.7%

Athi River Mining, Ltd.	78,100	$79,104
Bamburi Cement Co., Ltd.	149,700	220,467
Barclays Bank of Kenya, Ltd.	346,365	191,406
Diamond Trust of Kenya, Ltd.	46,700	36,520
East African Breweries, Ltd.	609,680	921,990
Equity Bank, Ltd.	2,583,000	449,140
ICDC Investment Co.	196,000	24,905
Kenya Airways, Ltd.	345,800	98,461
Kenya Commercial Bank, Ltd.(1)	1,520,300	385,955
Kenya Electricity Generating Co., Ltd.	921,100	139,983
Kenya Oil Co., Ltd.	409,000	301,423
Kenya Power & Lighting, Ltd.	25,400	37,024
Mumias Sugar Co., Ltd.	856,800	45,052
Nation Media Group, Ltd.	54,600	91,936
NIC Bank, Ltd.	122,430	48,144
Safaricom, Ltd.(1)	17,765,000	644,358
Standard Chartered Bank Kenya, Ltd.	55,400	95,023

		$3,810,891

Kuwait — 0.8%

Aerated Concrete Industries Co.	180,000	$290,045
Boubyan Bank KSC(1)	100,000	127,947
Boubyan Petrochemicals Co.	80,000	137,433
Burgan Bank SAK(1)	66,000	97,509
Burgan Co. For Well Drilling, Trading & Maintenance KSCC	70,000	137,794
Commercial Bank of Kuwait SAK	50,000	175,228
Commercial Real Estate Co. KSCC(1)	406,600	170,435
Global Investment House KSCC(1)	27,500	7,841
Gulf Cable & Electrical Industries	50,000	205,553
Kuwait Finance House KSC	89,600	350,950
Kuwait Foods Co. (Americana)	45,000	204,089
Kuwait International Bank(1)	154,000	134,812
Kuwait Projects Co. Holdings KSC	45,000	75,798
Mabanee Co. SAKC(1)	35,000	78,165
Mobile Telecommunications Co.	247,500	663,288
National Bank of Kuwait SAK	140,250	558,976
National Industries Group Holding	270,000	315,410
National Investment Co.(1)	120,000	150,490
Public Warehousing Co. KSC	50,000	128,844

		$4,010,607

Latvia — 0.0%

Grindeks(1)	2,000	$9,295
Latvian Shipping Co.(1)	235,000	192,601
SAF Tehnika(1)	5,000	3,548
Ventspils Nafta(1)	7,900	11,067

		$216,511

Lebanon — 0.2%

Solidere	51,555	$819,425

		$819,425

Lithuania — 0.4%

Apranga PVA(1)	177,785	$102,358
Bankas Snoras(1)	39,504	7,938
Invalda PVA(1)	19,100	12,480
Klaipedos Nafta PVA(1)	845,900	290,340
Lietuvos Dujos(1)	31,900	14,016
Lietuvos Energija(1)	42,400	24,241
Pieno Zvaigzdes(1)	63,600	51,005
Rokiskio Suris(1)	69,800	48,763
Rytu Skirstomieji Tinklai(1)	88,200	41,632
Sanitas(1)	55,400	142,528
Siauliu Bankas(1)	774,861	215,041
Snaige(1)	4,000	352
Teo LT AB(1)	1,135,400	555,010
Ukio Bankas Commercial Bank(1)	1,672,934	417,895

		$1,923,599

Malaysia — 3.1%

Airasia Bhd(1)	338,200	$110,756
Alliance Financial Group Bhd	103,700	59,746
AMMB Holdings Bhd	459,200	403,021
Asiatic Development Bhd	40,800	55,951
Astro All Asia Networks PLC	88,200	63,073
Batu Kawan Bhd	90,500	206,814
Berjaya Sports Toto Bhd	277,400	382,657
British American Tobacco Malaysia Bhd	18,800	234,702
Bumiputra-Commerce Holdings Bhd	363,800	819,129
Bursa Malaysia Bhd	131,700	226,122
Dialog Group Bhd	221,900	67,477
Digi.com Bhd	65,600	410,685

See notes to financial statements

12

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Malaysia (continued)

Eastern & Oriental Bhd(1)	48,800	$8,302
Gamuda Bhd	1,076,200	721,646
Genting Bhd	481,600	629,464
Hong Leong Bank Bhd	53,900	86,878
IGB Corp. Bhd	173,500	87,289
IJM Corp. Bhd	239,350	334,778
IOI Corp. Bhd	675,705	809,896
Kencana Petroleum Bhd	233,700	105,757
Kinsteel Bhd	202,200	32,400
KNM Group Bhd	4,983,800	797,376
Kuala Lumpur Kepong Bhd	128,500	417,279
Kulim (Malaysia) Bhd	41,000	63,676
Lafarge Malayan Cement Bhd	99,150	125,506
Lion Industries Corp. Bhd	120,300	33,505
Malayan Banking Bhd	589,787	715,764
Malaysian Airline System Bhd	165,733	145,767
Malaysian Airline System Bhd, PFC Shares	33,533	7,065
Malaysian Bulk Carriers Bhd	102,200	84,006
Malaysian Resources Corp. Bhd	949,000	301,667
MISC Bhd	111,400	265,423
MMC Corp. Bhd	243,600	119,291
Multi-Purpose Holdings Bhd	110,400	41,088
Parkson Holdings Bhd	76,040	88,407
Petra Perdana Bhd	83,400	41,389
Petronas Dagangan Bhd	157,200	348,580
Petronas Gas Bhd	42,700	112,599
PLUS (Projek Lebuhraya Utara Selatan) Expressways Bhd	181,900	168,474
Pos Malaysia Bhd	22,200	13,889
PPB Group Bhd	117,700	349,593
Public Bank Bhd	306,720	717,735
Resorts World Bhd	741,900	501,959
RHB Capital Bhd	62,100	71,623
SapuraCrest Petroleum Bhd	208,100	66,860
Sarawak Energy Bhd	152,400	85,924
Shell Refining Co. Bhd	36,900	102,097
Sime Darby Bhd	896,739	1,655,865
Sino Hua-An International Bhd	401,500	32,388
SP Setia Bhd	75,600	74,887
Ta Ann Holdings Bhd	25,400	23,497
TA Enterprise Bhd	323,000	84,847
Tanjong PLC	24,100	95,054
Telekom Malaysia Bhd	381,100	408,020
Tenaga Nasional Bhd	411,400	845,915
Titan Chemicals Corp. Bhd	168,000	38,541
TM International Bhd(1)	1,004,850	618,897
Uchi Technologies Bhd	90,400	31,679
UEM Land Holdings Bhd(1)	510,500	151,086
UMW Holdings Bhd	78,000	124,621
Wah Seong Corp. Bhd	107,125	50,947
WCT Bhd	98,800	42,791
WTK Holdings Bhd(1)	154,250	41,072
YNH Property Bhd	150,453	52,303
YTL Corp. Bhd	61,300	122,000
YTL Power International Bhd	293,821	170,550

		$16,308,045

Mauritius — 0.5%

Air Mauritius, Ltd.(1)	37,800	$9,830
Ireland Blyth, Ltd.	31,600	30,730
Mauritius Commercial Bank	371,900	1,100,447
Mauritius Development Investment Trust Co., Ltd.	258,000	29,171
Naiade Resorts, Ltd.	129,400	117,113
New Mauritius Hotels, Ltd.	188,150	472,734
Promotion & Development, Ltd.	11,800	22,973
Rogers & Co., Ltd.	13,200	84,811
Shell Mauritius, Ltd.	14,300	37,559
State Bank of Mauritius, Ltd.	337,800	528,612
Sun Resorts, Ltd.	234,775	263,692
United Basalt Products, Ltd.	36,000	46,469
United Docks, Ltd.(1)	27,400	70,039

		$2,814,180

Mexico — 5.5%

Alfa SA de CV, Series A	123,000	$213,375
America Movil SA de CV, Series L	4,489,920	7,356,366
Axtel SA de CV, Series CPO(1)	77,100	31,943
Banco Compartamos SA de CV	222,800	555,144
Carso Global Telecom SA de CV, Series A1(1)	171,400	614,413
Carso Infraestructura y Construccion SA(1)	358,400	179,122
Cemex SAB de CV, Series CPO(1)	4,386,918	3,241,095
Coca-Cola Femsa SA de CV, Series L	30,200	119,107
Consorcio ARA SA de CV	37,200	11,344
Controladora Comercial Mexicana SA de CV(1)	40,400	15,041
Corporacion GEO SA de CV, Series B(1)	66,100	86,180
Corporacion Moctezuma SA de CV	27,500	46,411
Desarrolladora Homex SA de CV(1)	25,100	77,831
Division DINE SA de CV(1)	78,400	33,959
Embotelladoras Arca SA	16,000	36,042
Empresas ICA SA de CV(1)	341,200	620,319
Fomento Economico Mexicano SA de CV, Series UBD	489,500	1,384,541
Gruma SAB, Class B(1)	21,445	12,955
Grupo Aeroportuario del Centro Norte SAB de CV	37,000	37,922
Grupo Aeroportuario del Pacifico SA de CV, Class B	41,500	85,158
Grupo Aeroportuario del Sureste SAB de CV, Class B	28,800	89,700

See notes to financial statements

13

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Mexico (continued)

Grupo Bimbo SA de CV, Series A	89,900	$403,723
Grupo Carso SA de CV, Series A1	327,000	847,462
Grupo Elektra SA de CV	19,000	802,305
Grupo Financiero Banorte SA de CV, Class O	912,400	1,407,657
Grupo Financiero Inbursa SA de CV, Class O	590,700	1,583,073
Grupo Iusacell SA de CV(1)	6,533	20,064
Grupo Lamosa SA(1)	47,773	26,298
Grupo Mexico SA de CV, Series B	2,026,268	1,570,409
Grupo Modelo SA de CV, Series C(1)	154,200	449,554
Grupo Televisa SA, Series CPO	380,100	1,176,421
Impulsora del Desarrollo y el Empleo en America Latina SA de CV, Series B1(1)	919,900	746,261
Industrias CH SA, Series B(1)	25,700	56,627
Industrias Penoles SA de CV	67,800	736,636
Kimberly-Clark de Mexico SA de CV	139,500	508,752
Mexichem SA de CV	210,096	188,700
Organizacion Soriana SAB de CV, Class B(1)	30,500	54,235
Promotora y Operadora de Infraestructura SA de CV(1)	77,700	121,002
Telefonos de Mexico SA de CV, Series A	6,500	5,212
Telefonos de Mexico SA de CV, Series L	1,301,000	1,041,290
Telmex Internacional SAB de CV, Class A	6,500	3,343
Telmex Internacional SAB de CV, Class L	1,134,200	591,499
TV Azteca SA de CV, Series CPO	153,000	51,754
Urbi Desarrollos Urbanos SA de CV(1)	35,900	39,525
Vitro SA de CV, Series A	34,900	15,521
Wal-Mart de Mexico SA de CV, Series V	627,800	1,705,237

		$29,000,528

Morocco — 1.5%

Attijariwafa Bank	34,000	$1,108,448
Banque Centrale Populaire	5,900	175,064
Banque Marocaine du Commerce Exterieur (BMCE)	39,400	1,136,097
Banque Marocaine pour le Commerce et l’Industrie (BMCI)	760	73,796
Centrale Laitiere	85	77,933
Ciments du Maroc	800	127,800
Compagnie Generale Immobiliere	1,300	292,495
Cosumar Compagnie Sucriere Marocaine et de Raffinage	1,230	210,365
Credit Immobilier et Hotelier	1,440	60,984
Douja Promotion Groupe Addoha SA	34,300	536,167
Holcim Maroc SA	1,430	286,280
Lafarge Ciments	3,010	515,492
Managem	755	17,682
Maroc Telecom	70,300	1,352,122
ONA SA	6,080	902,970
RISMA(1)	1,900	64,926
Samir	3,480	259,049
Societe des Brasseries du Maroc	225	55,721
Societe Nationale d’Investissement	2,375	425,998
SONASID (Societe Nationale de Siderurgie)	580	171,623
Wafa Assurance	100	20,214

		$7,871,226

Nigeria — 0.8%

Access Bank Nigeria PLC	5,970,288	$227,595
Afribank Nigeria PLC	477,146	16,700
African Petroleum PLC(1)	285,989	133,535
Ashaka Cement PLC(1)	221,861	12,280
Dangote Sugar Refinery PLC	1,792,032	208,240
Diamond Bank PLC	750,000	24,538
Ecobank Transnational Inc.	465,000	28,682
Fidelity Bank/Nigeria	3,500,000	54,542
First Bank of Nigeria PLC	5,023,208	529,026
First City Monument Bank PLC	4,500,000	174,674
Guaranty Trust Bank PLC	3,019,690	260,101
Guiness Nigeria PLC	442,075	304,680
Intercontinental Bank PLC	3,062,209	169,852
Lafarge Cement WAPCO Nigeria PLC	1,228,000	145,618
Mobil Nigeria PLC	36,700	23,807
Nigerian Breweries PLC	1,460,471	423,359
Oando PLC	448,000	210,205
Oceanic Bank International PLC(1)	3,910,200	182,261
PlatinumHabib Bank PLC	2,767,885	97,811
PZ Cussons Nigeria PLC	1,185,000	127,177
UAC of Nigeria PLC(1)	300,000	64,862
Unilever Nigeria PLC(1)	270,000	15,980
Union Bank of Nigeria PLC	2,222,013	171,798
United Bank for Africa PLC	2,246,799	162,808
Zenith Bank, Ltd.	2,413,275	234,617

		$4,004,748

Oman — 0.8%

Ahli Bank(1)	94,500	$41,179
Al Jazeira Services Co.(1)	119,160	24,402
Bank Dhofar SAOG	198,466	194,798
Bank Muscat SAOG	465,745	815,557
Bank Sohar(1)	887,000	290,927
Dhofar International Development & Investment Holding Co.	27,600	20,653
Galfar Engineering & Contracting SAOG	269,760	470,313
National Bank of Oman, Ltd.	184,410	137,927
Oman Cables Industry SAOG	33,600	61,686
Oman Cement Co., SAOG	58,100	74,264
Oman Flour Mills Co., Ltd. SAOG	164,100	159,841
Oman International Bank SAOG	146,750	102,508

See notes to financial statements

14

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Oman (continued)

Oman National Investment Corp. Holdings	18,200	$13,418
Oman Telecommunications Co.	289,350	958,483
Ominvest	19,599	15,623
Raysut Cement Co., SAOG	130,245	371,728
Renaissance Holdings Co.	180,173	265,455
Shell Oman Marketing Co.	11,900	49,259

		$4,068,021

Pakistan — 0.6%

Adamjee Insurance Co., Ltd.	17,050	$15,497
Allied Bank, Ltd.	117,524	62,062
Arif Habib Securities, Ltd.	21,875	6,850
Azgard Nine, Ltd.(1)	409,500	128,478
Bank Alfalah, Ltd.(1)	121,838	18,575
Bank of Punjab(1)	204,500	30,949
D.G. Khan Cement Co., Ltd.(1)	215,300	64,178
EFU General Insurance, Ltd.	13,800	17,541
Engro Chemical Pakistan, Ltd.	233,000	379,262
Fauji Fertilizer Bin Qasim, Ltd.	58,000	13,196
Fauji Fertilizer Co., Ltd.	84,375	102,229
Hub Power Co., Ltd.	604,700	196,558
Indus Motor Co., Ltd.	24,000	38,279
Jahangir Siddiqui & Co., Ltd.(1)	500,000	185,512
Kot Addu Power Co., Ltd.	218,000	101,578
Lucky Cement, Ltd.(1)	93,500	63,317
Muslim Commercial Bank, Ltd.	264,302	526,436
National Bank of Pakistan	211,694	199,384
Nishat Mills, Ltd.	561,500	229,679
Oil & Gas Development Co., Ltd.	357,100	328,747
Packages, Ltd.(1)	11,500	20,721
Pakistan Oil Fields, Ltd.	24,000	42,574
Pakistan Petroleum, Ltd.	56,485	119,481
Pakistan State Oil Co., Ltd.	16,900	40,948
Pakistan Telecommunication Co., Ltd.(1)	826,100	178,708
SUI Northern Gas Pipelines, Ltd.	211,000	79,702
SUI Southern Gas Co., Ltd.	158,500	26,587
United Bank, Ltd.	362,587	219,859

		$3,436,887

Peru — 1.6%

Alicorp SA	384,800	$201,976
Austral Group SA(1)	658,650	53,017
Cia de Minas Buenaventura SA	1,600	34,398
Cia de Minas Buenaventura SA ADR	77,980	1,650,057
Cia Minera Atacocha SA, Class B, PFC Shares	39,750	13,465
Cia Minera Milpo SA	179,557	415,530
Credicorp, Ltd.	36,570	1,831,012
Edegel SA	1,180,000	542,192
Edelnor SA	108,248	84,591
Empresa Agroindustrial Casa Grande SA(1)	69,120	115,911
Energia del Sur SA	39,900	177,313
Ferreyros SA	294,824	227,427
Grana y Montero SA(1)	210,612	167,763
Luz del Sur SAA	90,550	127,552
Minsur SA	162,200	253,505
Sociedad Minera Cerro Verde SA	8,490	135,840
Sociedad Minera el Brocal SA	8,970	72,203
Southern Copper Corp.	111,180	2,064,613
Volcan Cia Minera SA, Class B(1)	332,397	230,769

		$8,399,134

Philippines — 1.6%

Aboitiz Equity Ventures, Inc.	3,911,000	$468,460
Alliance Global Group, Inc.(1)	1,460,000	56,482
Altlas Consolidated Mining & Development Corp.(1)	500,000	51,695
Ayala Corp.	102,996	469,455
Ayala Land, Inc.	3,951,800	521,731
Banco De Oro	338,020	209,368
Bank of the Philippine Islands	673,100	548,038
Filinvest Land, Inc.	3,449,000	40,446
First Gen Corp.(1)	73,300	28,348
First Philippine Holdings Corp.(1)	70,100	35,792
Globe Telecom, Inc.	18,040	305,355
Holcim Philippines, Inc.	1,492,000	86,411
International Container Terminal Services, Inc.	388,900	102,570
JG Summit Holding, Inc.	2,411,900	169,009
Jollibee Foods Corp.	363,300	344,485
Manila Electric Co.	178,200	336,760
Manila Water Co.	254,600	70,891
Megaworld Corp.	2,476,800	35,737
Metropolitan Bank & Trust Co.	261,600	161,766
Philex Mining Corp.(1)	3,213,700	359,097
Philippine Long Distance Telephone Co.	38,820	1,761,569
PNOC Energy Development Corp.(1)	3,240,800	240,792
Robinsons Land Corp.	411,400	46,682
San Miguel Corp., Class B	649,500	683,534
SM Investments Corp.	155,938	783,541
SM Prime Holdings, Inc.	2,273,799	394,013
Universal Robina Corp.	349,600	52,032

		$8,364,059

See notes to financial statements

15

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Poland — 3.1%

Agora SA	79,030	$368,103
AmRest Holdings NV(1)	4,410	62,352
Bank Handlowy w Warszawie SA	14,170	219,537
Bank Millennium SA	176,600	139,979
Bank Pekao SA	45,388	1,625,323
Bank Zachodni WBK SA(1)	5,900	154,958
Bioton SA(1)	3,980,100	362,979
BRE Bank SA(1)	1,603	71,487
Budimex SA(1)	10,400	216,261
Cersanit-Krasnystaw SA(1)	87,100	283,591
Ciech SA	1,850	17,694
Cinema City International NV(1)	5,300	29,990
Cyfrowy Polsat SA	111,200	455,922
Debica SA	2,520	37,436
Dom Development SA	7,570	76,423
Echo Investment SA(1)	31,000	26,973
Elektrobudowa SA	1,000	42,524
Eurocash SA	63,000	192,849
Farmacol SA(1)	4,040	35,486
Getin Holding SA(1)	233,150	360,473
Globe Trade Centre SA(1)	53,590	284,858
Grupa Kety SA	1,090	23,068
Grupa Lotos SA(1)	26,453	132,371
ING Bank Slaski SA w Katowicach	805	65,446
KGHM Polska Miedz SA	55,080	965,197
LPP SA(1)	275	82,783
Mostostal Zabrze — Holding SA(1)	26,460	30,484
Mostostal-Export SA(1)	44,200	27,180
Mostostal-Warszawa SA(1)	3,160	50,749
Multimedia Polska SA	37,040	76,558
Netia SA(1)	85,915	91,315
NG2 SA(1)	3,810	40,237
Orbis SA	30,000	329,609
PBG SA(1)	8,720	533,643
Polimex Mostostal SA	446,500	521,275
Polish Oil & Gas	558,200	638,485
Polnord SA(1)	20,350	198,038
Polska Grupa Farmaceutyczna SA(1)	3,200	29,423
Polski Koncern Naftowy Orlen SA	151,000	1,187,451
Powszechna Kasa Oszczednosci Bank Polski SA	234,710	1,866,565
Przedsiebiorstwo Eksportu i Importu KOPEX SA(1)	13,800	76,373
Softbank SA	59,173	929,439
Telekomunikacja Polska SA	410,850	2,158,384
TVN SA	260,420	748,548
Vistula Group SA(1)	400,000	143,294
Zaklad Przetworstwa Hutniczego Stalprodukt SA	1,900	278,217
Zaklady Azotowe Pulawy SA	1,500	33,911
Zaklady Chemiczne Police SA(1)	9,600	15,231

		$16,338,472

Qatar — 1.5%

Barwa Real Estate Co.(1)	40,993	$291,880
Commercial Bank of Qatar	21,957	353,269
Doha Bank, Ltd.	15,676	142,845
First Finance Co.(1)	53,357	299,038
Gulf International Services OSC(1)	24,750	162,596
Industries Qatar	71,435	1,677,878
Masraf Al Rayan	165,800	436,721
Qatar Electricity & Water Co.	26,700	672,780
Qatar Fuel	5,770	264,470
Qatar Gas Transport Co., Ltd. (NAKILAT)(1)	135,100	789,935
Qatar Insurance Co.	5,635	75,879
Qatar International Islamic Bank(1)	11,943	129,766
Qatar Islamic Bank	22,087	378,552
Qatar National Bank	30,042	833,940
Qatar National Cement Co.	10,500	222,857
Qatar National Navigation(1)	12,696	228,916
Qatar Real Estate Investment Co.(1)	2,760	17,310
Qatar Shipping Co.	9,636	82,843
Qatar Telecom QSC	28,802	823,231
United Development Co.	4,780	35,574

		$7,920,280

Romania — 0.8%

Antibiotice SA	409,100	$72,891
Banca Comerciala Carpatica Sibiu(1)	110,544	4,280
Banca Transilvania(1)	2,691,296	935,221
Biofarm Bucuresti(1)	1,919,988	94,639
BRD-Group Societe Generale	777,000	1,761,163
Flamingo International SA(1)	900,700	11,569
Impact SA(1)	253,290	30,182
Rompetrol Rafinare SA(1)	12,930,500	136,553
SNP Petrom SA	13,719,400	799,118
Transelectrica SA	134,000	530,607
Turbomechanica SA(1)	347,300	9,163

		$4,385,386

Russia — 6.0%

Aeroflot-Russian International Airlines	229,000	$234,750
AvtoVAZ	263,394	85,720
Central Telecommunication Co.	85,700	13,320
Cherepovets MK Severstal	2,900	11,772

See notes to financial statements

16

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Russia (continued)

Cherepovets MK Severstal GDR(2)	24,050	$92,147
Comstar United Telesystems GDR	65,000	286,000
Comstar United Telesystems OJSC GDR	18,350	79,877
CTC Media, Inc.(1)	47,467	372,141
Evraz Group SA GDR(2)	5,335	68,871
Federal Grid Co. Unified Energy System JSC(1)	10,725,782	70,908
Gazprom Neft	5,000	13,395
Gazprom Neft ADR	1,800	23,670
Gazprom OAO ADR	53,450	955,686
Holding MRSK OAO(1)	911,500	35,685
Holding MRSK OAO, PFC Shares	163,649	3,150
Irkutskenergo	327,400	71,831
Irkutskenergo OJSC(3)	338,903	0
JSC Severstal-Avto	9,262	68,535
KamAZ(1)	127,700	116,134
Kuzbassenergo(1)	742,008	2,936
LUKOIL(1)	1	44
LUKOIL ADR	67,800	2,975,226
Magnitogorsk Iron & Steel Works GDR(2)	3,500	13,845
Mechel ADR	22,400	119,168
Mining & Metallurgical Co.	2,680	222,747
MMC Norilsk Nickel ADR	103,400	850,036
Mobile TeleSystems	386,700	1,899,947
Mobile TeleSystems ADR	2,200	72,908
Mosenergo(1)	971,603	47,570
NovaTek OAO GDR(2)	24,316	852,530
Novolipetsk Steel GDR	21,400	327,420
Novolipetsk Steel GDR(2)	6,536	98,793
OAO Gazprom	73,400	323,067
OAO Gazprom ADR	368,549	6,466,166
OAO Inter Rao Ues(1)	44,433,554	15,418
OAO Rosneft Oil Co.(1)	24,700	129,982
OAO Rosneft Oil Co. GDR(1)	195,120	1,006,605
OAO Seventh Continent(1)	16,900	125,160
OAO TGK-1(1)	40,579,546	6,614
OAO TGK-13(1)	1,829,031	2,303
OAO TMK GDR(2)	10,700	75,970
OAO TMK GDR	2,500	17,533
OGK-1(1)	1,021,060	12,675
OGK-2(1)	531,535	7,867
OGK-3	967,658	29,812
OGK-4 OJSC(1)	1,090,428	28,653
Pegas Nonwovens SA	11,200	184,311
PIK Group GDR(1)	44,400	79,252
Polyus Gold	800	33,122
Polyus Gold ADR	5,600	125,200
Progress Capital OAO(1)	1,531	5,167
RAO Energy System of East OAO(1)	911,500	2,461
RAO Energy System of East OAO, PFC Shares	163,649	450
Raspadskaya	8,400	13,528
RBC Information Systems(1)	54,450	59,156
Rosneft Oil Co. GDR(1)	166,000	871,500
Rostelecom	51,000	477,073
Rostelecom ADR(1)	12,400	678,900
RusHydro(1)	31,165,088	847,316
Sberbank	3,546,188	2,942,003
Sberbank, PFC Shares	539,250	250,173
Sistema JSFC	104,800	27,504
Sistema JSFC GDR	41,430	353,770
Sitronics GDR(1)	9,050	4,254
Slavneft-Megionneftegas(1)	1,400	12,261
Surgutneftegaz(1)	163,200	114,871
Surgutneftegaz ADR(1)	258,960	1,824,526
Surgutneftegaz, PFC Shares	914,700	276,822
Tatneft	26,233	78,308
Tatneft GDR(2)	14,960	923,732
TGC-5 JSC(1)	84,535,350	14,033
TGC-6(1)	16,266,446	2,359
TGK-2(1)	13,779,634	1,957
TGK-4(1)	16,839,141	3,503
TGK-8(1)	360,630	349
TGK-9	71,467,037	3,859
TGK-11, PFC Shares	163,649	44
TGK-11 Holding OAO(1)	911,500	245
TGK-14(1)	10,309,745	742
Transneft	470	194,108
Uralsvyazinform	2,952,700	31,251
Vimpel-Communications ADR(1)	150,740	1,419,971
Volga Territorial Generation Co.(1)	354,929	4,074
VTB Bank OJSC GDR(2)	313,970	566,273
WGC-6(1)	619,467	8,101
Wimm-Bill-Dann Foods OJSC ADR(1)	2,665	119,046
X5 Retail Group NV GDR(1)	62,194	822,834

		$31,712,996

Slovenia — 0.8%

Gorenje DD	8,720	$102,482
Istrabenz	3,000	47,591
KRKA DD	26,070	1,875,896
Luka Koper	10,030	283,131
Mercator Poslovni Sistem	987	204,844
Nova Kreditna Banka Maribor	30,000	374,816
Petrol	460	150,490
Sava DD	940	298,347

See notes to financial statements

17

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Slovenia (continued)

Telekom Slovenije DD	2,840	$575,688
Zavarovalnica Triglav DD(1)	10,800	229,953

		$4,143,238

South Africa — 6.0%

ABSA Group, Ltd.	35,150	$405,376
Adcock Ingram Holdings, Ltd.(1)	33,300	164,446
Adcorp Holdings, Ltd.	16,900	41,663
AECI, Ltd.	6,330	36,271
African Bank Investments, Ltd.	86,814	275,079
African Rainbow Minerals, Ltd.	4,800	64,850
Allan Gray Property Trust	84,300	58,123
Allied Electronics Corp., Ltd.	17,182	44,478
Allied Electronics Corp., Ltd., PFC Shares	69,600	175,549
Anglo Platinum, Ltd.	7,180	384,084
AngloGold Ashanti, Ltd.	47,371	1,455,148
Aspen Pharmacare Holdings, Ltd.(1)	57,031	289,397
Aveng, Ltd.	159,790	611,106
AVI, Ltd.	32,000	61,989
Barloworld, Ltd.	122,520	518,177
Bidvest Group, Ltd.	96,696	1,022,282
British American Tobacco PLC(1)	40	980
DataTec, Ltd.(1)	60,700	119,499
Discovery Holdings, Ltd.	41,945	121,683
ElementOne, Ltd.(1)	44,850	56,772
FirstRand, Ltd.	503,150	768,555
Foschini, Ltd.	68,500	362,517
Gold Fields, Ltd.	92,935	966,645
Grindrod, Ltd.	64,300	105,373
Group Five, Ltd.	27,660	102,892
Growthpoint Properties, Ltd.	95,900	159,499
Harmony Gold Mining Co., Ltd.(1)	53,910	501,870
Hyprop Investments, Ltd.	28,000	138,713
Illovo Sugar, Ltd.	27,600	84,249
Impala Platinum Holdings, Ltd.	63,530	1,213,869
Imperial Holdings, Ltd.	62,680	401,579
Investec, Ltd.	72,500	343,014
JD Group, Ltd.	17,090	68,487
JSE, Ltd.	15,200	93,289
Kumba Iron Ore, Ltd.	7,860	149,879
Kumba Resources, Ltd.	38,610	283,063
Liberty Holdings, Ltd.	18,600	127,234
Massmart Holdings, Ltd.	57,700	498,110
Medi-Clinic Corp., Ltd.	52,200	126,127
Metropolitan Holdings, Ltd.	38,600	48,300
Mittal Steel South Africa, Ltd.	17,640	164,407
Mondi, Ltd.	9,900	33,071
Mr. Price Group, Ltd.	72,100	220,693
MTN Group, Ltd.	435,040	5,648,202
Murray & Roberts Holdings, Ltd.	134,050	748,180
Mvelaphanda Group, Ltd.	65,900	36,039
Nampak, Ltd.	171,938	254,436
Naspers, Ltd., Class N	74,592	1,520,082
Nedbank Group, Ltd.	46,830	477,632
Netcare, Ltd.(1)	280,550	307,665
New Clicks Holdings, Ltd.	89,300	172,198
Northam Platinum, Ltd.	14,400	47,611
Pangbourne Properties, Ltd.	28,800	47,460
Pick’n Pay Holdings, Ltd.	36,500	57,141
Pick’n Pay Stores, Ltd.	45,170	162,010
Pretoria Portland Cement Co., Ltd.	102,827	394,682
Raubex Group, Ltd.	30,000	77,425
Reinet Investments SCA(1)	31,594	34,029
Remgro, Ltd.	49,600	422,164
Reunert, Ltd.	49,160	242,944
RMB Holdings, Ltd.	174,300	457,255
Sanlam, Ltd.	344,190	642,393
Santam, Ltd.	5,583	51,334
Sappi, Ltd.	75,636	201,892
Sasol, Ltd.	73,950	2,226,652
Shoprite Holdings, Ltd.	80,000	479,280
Spar Group, Ltd.	23,600	147,352
Standard Bank Group, Ltd.	183,121	1,769,353
Steinhoff International Holdings, Ltd.	222,040	266,117
Sun International, Ltd.	11,182	105,939
Telkom South Africa, Ltd.	74,950	944,354
Tiger Brands, Ltd.	29,800	462,932
Truworths International, Ltd.	50,900	203,162
Wilson Bayly Holmes-Ovcon, Ltd.	11,900	139,454
Woolworths Holdings, Ltd.	160,409	226,277

		$31,842,033

South Korea — 6.3%

Amorepacific Corp.	418	$223,161
Busan Bank	15,470	84,854
Cheil Industries, Inc.	5,650	202,858
CJ CheilJedang Corp.	596	73,456
CJ Corp.	504	19,383
CJ Home Shopping	1,580	99,460
Daegu Bank	7,550	51,841
Daelim Industrial Co., Ltd.	1,670	81,072
Daewoo Engineering & Construction Co., Ltd.	12,241	107,355
Daewoo International Corp.	3,471	81,804
Daewoo Motor Sales Corp.(1)	1,870	19,602

See notes to financial statements

18

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

South Korea (continued)

Daewoo Securities Co., Ltd.(1)	9,010	$147,285
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	5,530	98,339
Daewoong Pharmaceutical Co., Ltd.(1)	614	28,086
Daishin Securities Co.(1)	2,920	40,618
DC Chemical Co., Ltd.(1)	1,320	231,476
Dong-A Pharmaceutical Co., Ltd.	520	36,513
Dongbu Insurance Co., Ltd.	1,640	33,733
Dongkuk Steel Mill Co., Ltd.	4,530	103,171
Doosan Corp.(1)	560	55,892
Doosan Heavy Industries & Construction Co., Ltd.(1)	2,570	167,656
Doosan Infracore Co., Ltd.(1)	2,650	37,224
GLOVIS Co., Ltd.	1,680	85,342
GS Engineering & Construction Corp.	3,290	172,577
GS Holdings Corp.	3,700	88,748
Hana Financial Group, Inc.	34,930	601,632
Hanarotelecom, Inc.(1)	22,600	105,139
Hanjin Heavy Industries & Construction Co., Ltd.	2,013	56,278
Hanjin Shipping Co., Ltd.	7,370	112,184
Hankook Tire Co., Ltd.	21,040	250,872
Hanmi Pharm Co., Ltd.	2,150	229,871
Hanwha Chemical Corp.	18,100	162,779
Hanwha Corp.(1)	9,490	279,053
Hite Brewery Co., Ltd.(1)	389	55,502
Hite Holdings Co., Ltd.(1)	482	12,175
Honam Petrochemical Corp.(1)	1,770	105,690
Hotel Shilla Co., Ltd.	1,500	18,593
Hynix Semiconductor, Inc.(1)	57,940	650,586
Hyosung Corp.	1,880	116,856
Hyundai Department Store Co., Ltd.	6,215	385,878
Hyundai Development Co.	7,860	244,774
Hyundai Engineering & Construction Co., Ltd.	11,670	549,983
Hyundai Heavy Industries Co., Ltd.	2,155	386,373
Hyundai Marine & Fire Insurance Co., Ltd.	2,000	23,167
Hyundai Merchant Marine Co., Ltd.(1)	11,620	241,658
Hyundai Mipo Dockyard Co., Ltd.	775	90,297
Hyundai Mobis	4,500	345,340
Hyundai Motor Co.	11,430	610,761
Hyundai Securities Co., Ltd.(1)	7,970	92,991
Hyundai Steel Co.	4,260	179,852
IIl Yang Pharmaceutical Co., Ltd.(1)	1,650	36,287
Industrial Bank of Korea(1)	9,380	61,321
Kangwon Land, Inc.	7,240	88,182
KB Financial Group, Inc.(1)	34,900	1,082,102
KB Financial Group, Inc. ADR(1)	7,200	229,536
KCC Corp.	1,445	400,811
Kia Motors Corp.(1)	13,390	117,350
KISCO Corp.	921	38,719
KISCO Holdings Co.	279	12,413
Komipharm International Co., Ltd.(1)	1,200	70,172
Korea Electric Power Corp.(1)	50,820	1,097,753
Korea Exchange Bank	15,760	89,791
Korea Express Co., Ltd.(1)	1,760	142,666
Korea Gas Corp.(1)	5,680	189,359
Korea Investment Holdings Co., Ltd.(1)	6,490	164,399
Korea Line Corp.	600	35,582
Korea Zinc Co., Ltd.	4,440	479,995
Korean Air Lines Co., Ltd.(1)	5,502	167,613
Korean Reinsurance Co.	37,903	350,803
KT Corp.	22,720	660,630
KT Corp. ADR(1)	7,675	109,906
KT Freetel Co., Ltd.(1)	9,390	193,975
KT&G Corp.	10,495	578,602
LG Chem, Ltd.	4,868	537,488
LG Corp.	7,220	319,602
LG Dacom Corp.	4,150	63,583
LG Display Co., Ltd.	13,010	319,277
LG Electronics, Inc.	6,430	531,195
LG Hausys, Ltd.(1)	658	58,979
LG Household & Health Care, Ltd.	580	79,799
LG Life Sciences, Ltd.(1)	930	44,712
LG Telecom, Ltd.	36,265	254,404
LIG Insurance Co., Ltd.	1,700	21,348
Lotte Shopping Co., Ltd.	3,265	570,277
LS Corp.	1,130	88,973
Macquarie Korea Infrastructure Fund	31,415	115,932
MegaStudy Co., Ltd.(1)	200	33,865
Meritz Fire & Marine Insurance Co., Ltd.	3,920	17,700
Mirae Asset Securities Co., Ltd.(1)	1,680	97,561
Namhae Chemical Corp.	2,480	43,615
Namkwang Engineering & Construction Co., Ltd.(1)	1,600	16,829
NHN Corp.(1)	3,375	408,155
Nong Shim Co., Ltd.	1,400	236,244
POSCO	8,157	2,515,457
S-Oil Corp.	5,785	269,995
S1 Corp.	1,050	38,479
Samsung Card Co., Ltd.	14,060	419,839
Samsung Corp.	10,590	365,194
Samsung Digital Imaging Co., Ltd.(1)	694	16,552
Samsung Electro-Mechanics Co., Ltd.	2,450	98,540
Samsung Electronics Co., Ltd.	8,351	3,856,131
Samsung Electronics Co., Ltd., PFC Shares	1,268	327,924
Samsung Engineering Co., Ltd.	1,220	73,389
Samsung Fine Chemicals Co., Ltd.	8,450	331,548
Samsung Fire & Marine Insurance Co., Ltd.	5,885	802,976
Samsung Heavy Industries Co., Ltd.	22,310	529,593
Samsung SDI Co., Ltd.	1,670	119,857

See notes to financial statements

19

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

South Korea (continued)

Samsung Securities Co., Ltd.(1)	6,340	$325,077
Samsung Techwin Co., Ltd.	1,545	71,583
SFA Engineering Corp.	1,480	58,435
Shinhan Financial Group Co., Ltd.(1)	58,523	1,447,857
Shinsegae Co., Ltd.	1,422	507,217
SK Chemicals Co., Ltd.	2,160	96,383
SK Energy Co., Ltd.	6,249	489,910
SK Holdings Co., Ltd.	3,665	339,016
SK Networks Co., Ltd.	1,870	17,327
SK Telecom Co., Ltd.	5,065	722,049
SK Telecom Co., Ltd. ADR	9,450	148,081
STX Corp.(1)	390	9,527
STX Engine Co., Ltd.(1)	1,110	27,314
STX Pan Ocean Co., Ltd.	9,800	84,120
STX Shipbuilding Co., Ltd.(1)	1,570	26,421
Taihan Electric Wire Co., Ltd.(1)	660	13,095
Tong Yang Major Corp.(1)	6,490	22,804
Tong Yang Securities, Inc.(1)	5,665	46,045
Woongjin Coway Co., Ltd.	3,650	91,165
Woori Finance Holdings Co., Ltd.(1)	13,960	107,827
Woori Investment & Securities Co., Ltd.(1)	3,500	48,983
Yuhan Corp.	536	82,858

		$33,085,863

Taiwan — 6.3%

Acer, Inc.	277,848	$531,042
Advanced Semiconductor Engineering, Inc.	434,677	241,317
Altek Corp.	90,078	88,974
Ambassador Hotel	58,000	65,966
AmTRAN Technology Co., Ltd.	68,522	30,950
Asia Cement Corp.	233,539	240,463
Asia Optical Co., Inc.	30,601	34,907
Asustek Computer, Inc.	273,327	362,731
AU Optronics Corp.	574,532	611,236
BES Engineering Corp.	297,000	72,504
Capital Securities Corp.	143,055	48,308
Catcher Technology Co., Ltd.	88,770	223,300
Cathay Financial Holding Co., Ltd.	920,765	1,030,406
Cathay Real Estate Development Co., Ltd.	71,000	21,641
Chang Hwa Commercial Bank	480,000	193,338
Cheng Shin Rubber Industry Co., Ltd.	126,810	190,696
Chi Mei Optoelectronics Corp.	455,427	226,533
Chicony Electronics Co., Ltd.	38,520	62,920
China Airlines(1)	237,640	64,636
China Development Financial Holding Corp.	1,108,376	282,649
China Life Insurance Co., Ltd.(1)	96,300	41,035
China Motor Corp.	186,315	79,122
China Petrochemical Development Corp.(1)	137,800	31,834
China Steel Corp.	1,115,357	862,947
Chinatrust Financial Holding Co., Ltd.	1,303,988	596,024
Chinese Maritime Transport, Ltd.	26,000	64,434
Chong Hong Construction Co., Ltd.	32,639	43,208
Chung Hung Steel Corp.	74,947	24,175
Chunghwa Picture Tubes, Ltd.	356,000	59,309
Chunghwa Telecom Co., Ltd.	758,343	1,444,495
Chunghwa Telecom Co., Ltd. ADR	11,316	213,872
Clevo Co.	45,150	51,713
CMC Magnetics Corp.(1)	105,000	22,291
Compal Electronics, Inc.	471,708	400,026
Coretronic Corp.	62,505	53,999
D-Link Corp.	25,801	18,633
Delta Electronics, Inc.	157,947	344,782
Dynapack International Technology Corp.	23,069	58,055
E.Sun Financial Holding Co., Ltd.	206,960	55,644
Elan Microelectronics Corp.	30,000	29,802
Epistar Corp.	24,472	48,168
EVA Airways Corp.(1)	367,000	103,600
Evergreen International Storage & Transport Corp.	79,000	53,508
Evergreen Marine Corp.	273,050	136,094
Everlight Electronics Co., Ltd.	23,642	49,901
Far Eastern Department Stores, Ltd.	580,500	362,084
Far Eastern Textile, Ltd.	182,977	170,710
Far EasTone Telecommunications Co., Ltd.	231,074	262,613
Faraday Technology Corp.	29,289	40,309
Farglory Land Development Co., Ltd.	20,252	25,970
Federal Corp.	77,625	28,814
Feng Hsin Iron & Steel Co., Ltd.	43,260	53,082
First Financial Holding Co., Ltd.	516,727	272,934
First Steamship Co., Ltd.	27,000	34,079
Formosa Chemicals & Fibre Corp.	566,000	899,490
Formosa International Hotels Corp.	7,700	87,821
Formosa Petrochemical Corp.	164,000	381,598
Formosa Plastics Corp.	560,000	986,677
Formosa Taffeta Co., Ltd.	169,000	108,616
Formosan Rubber Group, Inc.	108,000	51,209
Foxconn Technology Co., Ltd.	71,280	196,012
Fubon Financial Holding Co., Ltd.	862,000	668,153
Fuhwa Financial Holdings Co., Ltd.	1,220,225	713,627
Giant Manufacturing Co., Ltd.	50,100	118,411
Goldsun Development & Construction Co., Ltd.	148,050	57,553
Great Wall Enterprise Co., Ltd.	87,094	90,523
Greatek Electronics, Inc.	50,880	41,423
HannStar Display Corp.	938,299	216,137
High Tech Computer Corp.	59,680	808,165
Highwealth Construction Corp.	60,908	48,266

See notes to financial statements

20

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Taiwan (continued)

Himax Technologies, Inc. ADR	13,900	$37,669
Hon Hai Precision Industry Co., Ltd.	453,008	1,307,851
Hotai Motor Co., Ltd.	61,000	105,709
Hua Nan Financial Holdings Co., Ltd.	428,400	242,914
Innolux Display Corp.	264,000	291,136
Inotera Memories, Inc.(1)	71,000	37,272
Inventec Appliances Corp.	78,210	73,239
Inventec Co., Ltd.	532,000	266,138
KGI Securities Co., Ltd.	129,000	46,330
Largan Precision Co., Ltd.	13,525	108,512
Lien Hwa Industrial Corp.	109,198	46,655
Lite-On Technology Corp.	156,872	125,544
Macronix International Co., Ltd.	288,418	120,065
Masterlink Securities Corp.	110,000	29,256
MediaTek, Inc.	89,018	925,793
Mega Financial Holding Co., Ltd.	1,311,000	529,926
Merida Industry Co., Ltd.	33,000	46,998
Merry Electronics Co., Ltd.	30,000	29,441
Mitac International Corp.	34,793	16,081
Mosel Vitelic, Inc.(1)	53,560	18,359
Motech Industries, Inc.	10,361	29,056
Nan Kang Rubber Tire Co., Ltd.	120,900	88,329
Nan Ya Plastics Corp.	811,270	1,073,394
Nan Ya Printed Circuit Board Corp.	8,211	22,968
Nanya Technology Corp.(1)	159,467	35,772
Novatek Microelectronics Corp., Ltd.	21,400	44,789
Oriental Union Chemical Corp.	66,300	35,536
Pan-International Industrial Co., Ltd.	28,350	29,759
Phison Electronics Corp.	13,130	57,574
Polaris Securities Co., Ltd.	101,300	37,852
Pou Chen Corp.	600,672	356,569
Powerchip Semiconductor Corp.(1)	977,805	157,675
Powertech Technology, Inc.	43,780	91,208
President Chain Store Corp.	84,000	202,256
ProMOS Technologies, Inc.(1)	285,000	13,615
Qisda Corp.	66,096	23,350
Quanta Computer, Inc.	312,385	465,098
Radiant Opto-Electronics Corp.	71,070	85,045
Realtek Semiconductor Corp.	25,525	41,280
RichTek Technology Corp.	10,230	51,653
Ritek Corp.(1)	252,000	53,044
Ruentex Development Co., Ltd.	71,000	50,038
Ruentex Industries, Ltd.	100,000	83,280
Sanyang Industrial Co., Ltd.	132,327	38,238
Shih Wei Navigation Co., Ltd.	38,950	52,428
Shin Kong Financial Holding Co., Ltd.	186,589	60,247
Shin Zu Shing Co., Ltd.	18,690	77,108
Shinkong Synthetic Fibers Corp.	197,000	37,104
Silicon Motion Technology Corp. ADR(1)	3,600	11,556
Siliconware Precision Industries Co.	355,243	460,786
Simplo Technology Co., Ltd.	13,200	50,239
Sincere Navigation	65,800	62,053
Sino-American Silicon Products, Inc.	6,849	16,309
SinoPac Financial Holdings Co., Ltd.	814,000	213,643
Solar Applied Materials Technology Corp.	22,348	37,240
Synnex Technology International Corp.	173,525	251,760
TA Chen Stainless Pipe Co., Ltd.	53,000	27,895
Ta Chong Bank, Ltd.(1)	161,000	23,746
Tainan Spinning Co., Ltd.	220,000	52,710
Taishin Financial Holdings Co., Ltd.	234,000	52,752
Taiwan Business Bank(1)	106,000	23,949
Taiwan Cement Corp.	330,994	316,228
Taiwan Cooperative Bank	539,330	291,674
Taiwan Fertilizer Co., Ltd.	145,000	332,759
Taiwan Kolin Co., Ltd.(1)(3)	177,000	0
Taiwan Mobile Co., Ltd.	467,427	738,107
Taiwan Semiconductor Manufacturing Co., Ltd.	1,947,155	3,295,055
Taiwan Tea Corp.(1)	148,000	63,013
Tatung Co., Ltd.(1)	226,000	60,302
Transcend Information, Inc.	18,892	51,730
Tripod Technology Corp.	42,972	70,619
Tsann Kuen Enterprise Co., Ltd.	57,200	42,670
TSRC Corp.	79,000	90,451
Tung Ho Steel Enterprise Corp.	227,000	195,511
U-Ming Marine Transport Corp.	79,000	142,468
Uni-President Enterprises Corp.	786,249	789,521
United Microelectronics Corp.	1,109,090	418,906
Vanguard International Semiconductor Corp.	81,408	30,182
Wafer Works Corp.	11,330	15,600
Walsin Lihwa Corp.	227,000	58,305
Wan Hai Lines, Ltd.	215,250	98,537
Waterland Financial Holdings	158,377	38,315
Wistron Corp.	254,560	321,970
WPG Holdings Co., Ltd.	54,615	45,292
Yageo Corp.	230,000	52,196
Yang Ming Marine Transport	138,050	48,734
Yieh Phui Enterprise	101,661	32,912
Yuen Foong Yu Paper Manufacturing Co., Ltd.	266,464	86,378
Yulon Motor Co., Ltd.	334,809	213,137
Zinwell Corp.	44,871	76,499

		$33,336,326

Thailand — 3.1%

Advanced Info Service PCL(4)	760,600	$1,702,916
Airports of Thailand PCL(4)	137,500	72,871

See notes to financial statements

21

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Thailand (continued)

Amata Corp. PCL(4)	75,000	$8,290
Asian Property Development PCL(1)(4)	2,397,500	202,481
Bangkok Bank PCL(4)	252,500	603,803
Bangkok Bank PCL	101,800	245,852
Bangkok Dusit Medical Services PCL(4)	284,400	159,590
Bangkok Expressway PCL(4)	127,000	55,789
Bangkok Land PCL(1)	800,000	5,555
Bank of Ayudhya PCL(4)	962,400	309,307
Banpu PCL(4)	62,400	499,286
BEC World PCL(4)	1,567,600	879,651
Big C Supercenter PCL(4)	42,900	50,760
Bumrungrad Hospital PCL(4)	153,500	102,232
Cal-Comp Electronics (Thailand) PCL(4)	613,900	37,928
Central Pattana PCL(4)	249,600	102,570
Ch. Karnchang PCL(4)	892,200	95,579
Charoen Pokphand Foods PCL(4)	2,803,900	263,822
CP Seven Eleven PCL(4)	2,981,100	1,056,079
Delta Electronics (Thailand) PCL(4)	187,100	63,100
Electricity Generating PCL(4)	107,400	205,268
G J Steel PCL(1)(4)	8,819,100	39,990
Glow Energy PCL	470,700	316,157
Hana Microelectronics PCL(4)	530,700	181,989
ICC International PCL(1)(4)	8,400	10,028
IRPC PCL(4)	5,180,100	452,167
Italian-Thai Development PCL(1)(4)	1,858,000	136,908
Kasikornbank PCL(4)	429,300	676,306
Khon Kaen Sugar Industry PCL	290,000	64,107
Kiatnakin Bank PCL(4)	49,400	18,200
Kim Eng Securities Thailand PCL(4)	134,000	38,356
Krung Thai Bank PCL(4)	692,000	103,942
Land & Houses PCL	1,242,800	134,058
Land & Houses PCL(4)	1,350,700	155,812
Loxley PCL(1)(4)	1,072,600	60,796
LPN Development PCL(4)	400,000	35,142
Major Cineplex Group PCL(4)	182,300	33,066
Minor International PCL(4)	2,325,270	431,643
Phatra Securities PCL	26,600	10,102
Precious Shipping PCL(4)	258,800	93,149
PTT Aromatics & Refining PCL(4)	287,652	117,392
PTT Chemical PCL(4)	54,800	65,229
PTT Exploration & Production PCL(4)	455,600	1,284,293
PTT PCL(4)	337,260	1,811,273
Quality House PCL(1)(4)	2,038,700	61,245
Ratchaburi Electricity Generating Holding PCL(4)	278,700	300,145
Regional Container Line PCL(1)(4)	50,000	9,778
Robinson Department Store PCL	130,000	29,474
Samart Corp. PCL	366,600	59,221
Shin Satellite PCL(1)(4)	165,700	19,348
Siam Cement PCL	54,800	187,104
Siam Cement PCL(4)	95,600	328,954
Siam City Bank PCL(1)(4)	159,500	44,977
Siam City Cement PCL(4)	17,690	71,943
Siam Commercial Bank PCL(4)	306,300	520,845
Siam Makro PCL(4)	35,000	68,195
Sino Thai Engineering & Construction PCL(1)(4)	2,479,500	265,623
Thai Airways International PCL(1)(4)	256,300	89,344
Thai Beverage PCL	1,101,000	141,118
Thai Oil PCL(4)	451,500	412,665
Thai Union Frozen Products PCL(4)	138,100	91,975
Thanachart Capital PCL(4)	263,400	83,607
Thoresen Thai Agencies PCL(4)	424,160	197,144
Tisco Financial Group PCL(1)	50,000	19,980
TMB Bank PCL(1)(4)	1,275,900	20,250
Total Access Communication PCL(1)	386,600	273,392
TPI Polene PCL(1)	432,000	42,116
True Corp. PCL(1)(4)	1,040,100	49,816

		$16,381,093

Turkey — 3.3%

Adana Cimento Sanayii TAS(1)	15,371	$38,878
Akbank TAS	276,950	1,069,796
Akcansa Cimento AS(1)	16,400	35,862
Akenerji Elektrik Uretim AS(1)	18,300	94,379
Aksa Akrilik Kimya Sanayii AS(1)	35,800	44,027
Aksigorta AS	40,300	80,914
Anadolu Efes Biracilik ve Malt Sanayii AS	157,739	1,115,967
Arcelik AS	238,700	400,416
Aselsan Elektronik Sanayi ve Ticaret AS	17,520	43,252
Asya Katilim Bankasi AS(1)	300,000	286,473
Aygaz AS(1)	27,013	39,914
BIM Birlesik Magazalar AS	26,630	727,419
Cimsa Cimento Sanayi ve Ticaret AS(1)	18,200	46,659
Dogan Sirketler Grubu Holding AS(1)	1,219,509	489,534
Dogan Yayin Holding AS(1)	71,316	29,553
Eczacibasi Ilac Sanayi ve Ticaret AS	127,500	96,315
Enka Insaat ve Sanayi AS	178,899	761,303
Eregli Demir ve Celik Fabrikalari TAS	410,328	995,538
Ford Otomotiv Sanayi AS	24,800	82,969
GSD Holding AS(1)	64,800	18,986
Haci Omer Sabanci Holding AS	153,250	391,894
Hurriyet Gazetecilik ve Matbaacilik AS(1)	106,865	46,109
Ihlas Holding AS(1)	299,200	55,988
Is Gayrimenkul Yatirim Ortakligi AS	136,465	93,925
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(1)	848,300	369,914

See notes to financial statements

22

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Turkey (continued)

KOC Holding AS(1)	528,862	$965,269
Koza Davetiyeleri(1)	33,000	36,586
Net Holding AS(1)	60,500	15,859
Otokar Otobus Karoseri Sanayi AS	5,300	37,056
Petkim Petrokimya Holding AS(1)	119,300	344,673
Petrol Ofisi AS(1)	31,408	99,096
Sekerbank TAS	22,300	21,396
Tekfen Holding AS	163,000	350,852
Tofas Turk Otomobil Fabrikasi AS	34,700	42,027
Trakya Cam Sanayii AS(1)	133,884	94,308
Tupras-Turkiye Petrol Rafinerileri AS	86,870	870,497
Turcas Petrolculuk AS	30,939	61,970
Turk Ekonomi Bankasi AS(1)	22,900	13,303
Turk Hava Yollari Anonim Ortakligi (THY) AS(1)	28,100	137,552
Turk Sise ve Cam Fabrikalari AS(1)	475,944	371,392
Turk Telekomunikasyon AS(1)	161,000	442,778
Turkcell Iletisim Hizmetleri AS	386,800	1,976,584
Turkiye Garanti Bankasi AS(1)	843,000	1,767,420
Turkiye Halk Bankasi AS	115,500	404,123
Turkiye Is Bankasi	307,249	887,038
Turkiye Vakiflar Bankasi TAO	226,200	256,110
Ulker Gida Sanayi ve Ticaret AS	25,959	38,598
Vestel Elektronik Sanayi ve Ticaret AS(1)	13,785	12,181
Yapi Kredi Sigorta AS	5,800	24,421
Yapi ve Kredi Bankasi AS(1)	486,385	656,662
Yazicilar Holding AS	21,200	79,992
Zorlu Enerji Elektrik Uretim AS(1)	26,400	46,825

		$17,510,552

United Arab Emirates — 1.4%

Aabar Petroleum Investments Co. (PJSC)	501,000	$284,861
Abu Dhabi Commercial Bank	592,000	255,257
Abu Dhabi National Hotels	326,200	286,849
Air Arabia(1)	2,037,000	499,326
Aldar Properties (PJSC)	533,600	486,137
Amlak Finance (PJSC)(1)	227,500	63,176
Arabtec Holding Co.(1)	683,500	388,937
Aramex (PJSC)(1)	501,182	128,391
Dana Gas(1)	3,726,200	855,825
DP World, Ltd.	3,046,300	822,501
Dubai Financial Market	603,000	211,258
Dubai Investments (PJSC)(1)	530,707	206,223
Dubai Islamic Bank	248,474	149,791
Emaar Properties (PJSC)(1)	1,142,200	720,823
Emirates NBD (PJSC)	381,700	282,755
First Gulf Bank (PJSC)	97,700	263,540
Gulf Navigation Holding	1,850,000	309,920
National Bank of Abu Dhabi	162,250	405,172
National Central Cooling Co. (Tabreed)(1)	743,356	134,581
Ras Al Khaimah Cement Co.	327,000	100,274
Sorouh Real Estate Co.	388,500	265,885
Union National Bank	359,700	279,327
Union Properties(1)	290,158	61,077
Waha Capital (PJSC)	196,900	38,463

		$7,500,349

Vietnam — 0.5%

FPT Corp.	58,800	$184,830
Kinh Bac City Development Share Holding Corp.(1)	90,000	233,211
PetroVietnam Drilling and Well Services JSC	39,000	152,450
Petrovietnam Fertilizer and Chemical JSC	135,900	281,259
Pha Lai Thermal Power JSC(1)	136,990	216,214
Saigon Securities, Inc.	274,300	586,144
Songda Urban & Industrial Zone Investment and Development JSC	61,300	197,824
Viet Nam Construction and Import-Export JSC	190,900	173,907
Vietnam Dairy Products JSC	105,500	507,443
Vincom JSC(1)	41,500	93,706
Vinh Son — Song Hinh Hydropower JSC	130,000	220,282

		$2,847,270

Total Common Stocks
(identified cost $692,642,407)		$515,092,703

Convertible Bonds — 0.0%

	Principal
Security	Amount	Value

Oman — 0.0%

Bank Muscat SAOG, 7.00%, 3/20/14	$10,672	$25,495

Total Convertible Bonds
(identified cost $0)		$25,495

Equity-Linked Securities(1)(2)(5) — 0.3%

	Maturity
Security	Date	Shares	Value

Saudi Arabia — 0.3%

Al Rajhi Bank (HSBC Bank plc)	4/30/12	22,993	$435,305
Banque Saudi Fransi (HSBC Bank plc)	4/30/12	16,484	203,069
Etihad Etisalat Co. (HSBC Bank plc)	4/02/12	20,662	209,912

See notes to financial statements

23

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Maturity
Security	Date	Shares	Value

Saudi Arabia (continued)

Samba Financial Group (HSBC Bank plc)	4/30/12	15,208	$231,146
Saudi Basic Industries Corp. (HSBC Bank plc)	3/26/12	23,696	314,662

Total Equity-Linked Securities
(identified cost $1,325,428)			$1,394,094

Investment Funds — 0.8%

Security	Shares	Value

Saudi Arabia Investment Fund, Ltd.	79,186	$2,807,144
Vietnam Enterprise Investments, Ltd.(1)	1,359,727	1,495,700

Total Investment Funds
(identified cost $9,781,064)		$4,302,844

Rights(1) — 0.0%

Security	Shares	Value

Azgard Nine, Ltd., Exp. 6/19/09	96,969	$15,362
Chimimport, Exp. 5/22/09	200,000	6,520
Cia de Bebidas das Americas, Exp. 5/29/09	105	1,373
D.G. Khan Cement Co., Ltd., Exp. 5/16/09	43,060	1,921
Engro Chemical Pakistan, Ltd., Exp. 5/20/09	93,200	92,123
Grupo Security SA, Exp. 5/28/09	165,985	2,853
Megaworld Corp., Exp. 5/19/09	619,200	0
Vina Concha y Toro SA, Exp. 5/15/09	5,517	308

Total Rights
(identified cost $184,445)		$120,460

Warrants(1) — 0.0%

Security	Shares	Value

Bangkok Land PCL, Exp. 5/02/13, strike THB 1.10	310,077	$439
IJM Corp. Bhd, Exp. 9/11/13, strike MYR 1.35	11,435	1,253

Total Warrants
(identified cost $0)		$1,692

Total Investments — 98.7%
(identified cost $703,933,344)		$520,937,288

Other Assets, Less Liabilities — 1.3%		$6,763,588

Net Assets — 100.0%		$527,700,876

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Ltd.

PFC Shares - Preference Shares

(1)	Non-income producing security.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of these securities is $4,141,771 or 0.8% of the Fund’s net assets.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(5)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution in addition to the market risk of the underlying security.

See notes to financial statements

24

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Currency Concentration of Portfolio

	Percentage
Currency	of Net Assets	Value

United States Dollar	12.0%	$62,810,968
Brazilian Real	6.3	33,158,685
New Taiwan Dollar	6.2	33,073,229
South Korean Won	6.2	32,514,220
Indian Rupee	6.2	32,403,399
South African Rand	6.0	31,842,033
Mexican Peso	5.5	29,000,528
Hong Kong Dollar	5.2	27,184,924
Indonesian Rupiah	3.5	18,538,745
New Turkish Lira	3.3	17,510,552
Czech Koruna	3.1	16,529,166
Polish Zloty	3.1	16,338,472
Malaysian Ringgit	3.1	16,309,298
Thailand Baht	3.0	15,967,022
Chilean Peso	3.0	15,913,129
Hungarian Forint	3.0	15,813,760
Philippine Peso	1.6	8,364,059
Israeli Shekel	1.5	7,942,146
Qatari Rial	1.5	7,920,280
Moroccan Dirham	1.5	7,871,226
Egyptian Pound	1.3	7,480,308
United Arab Emirates Dirham	1.3	6,677,848
Euro	1.3	6,540,926
Other currency, less than 1% each	10.0	53,232,365

Total Investments	98.7%	$520,937,288

Industry Classification of Portfolio

	Percentage
Sector	of Net Assets	Value

Financials	22.9%	$120,967,350
Telecommunication Services	12.2	64,263,890
Energy	10.6	55,672,374
Materials	10.0	52,628,787
Industrials	9.7	51,163,798
Consumer Discretionary	6.7	35,501,785
Consumer Staples	6.3	33,381,737
Information Technology	6.1	32,092,310
Utilities	5.1	27,150,030
Diversified	4.9	25,924,636
Health Care	3.1	16,346,006
Investment Funds	0.8	4,302,844
Other	0.3	1,541,741

Total Investments	98.7%	$520,937,288

See notes to financial statements

25

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Investments, at value (identified cost, $703,933,344)	$520,937,288
Cash	2,945,620
Foreign currency, at value (identified cost, $994,528)	994,020
Dividends and interest receivable	1,706,677
Receivable for Fund shares sold	3,027,933
Tax reclaims receivable	4,315

Total assets	$529,615,853

Liabilities

Payable for investments purchased	$524,700
Payable for Fund shares redeemed	1,226,763
Payable to affiliates: Trustees’ fees	7,412
Accrued foreign capital gains taxes	2,846
Accrued expenses	153,256

Total liabilities	$1,914,977

Net Assets	$527,700,876

Sources of Net Assets

Paid-in capital	$746,025,071
Accumulated net realized loss	(38,269,603)
Accumulated undistributed net investment income	2,931,792
Net unrealized depreciation	(182,986,384)

Total	$527,700,876

Class A Shares

Net Assets	$67,406,674
Shares Outstanding	7,675,457
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.78
Maximum Offering Price Per Share
(100 ÷ 94.25 of $8.78)	$9.32

Class C Shares

Net Assets	$8,963,351
Shares Outstanding	1,029,621
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.71

Class I Shares

Net Assets	$451,330,851
Shares Outstanding	51,361,078
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.79

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $437,440)	$5,417,411
Interest	66

Total investment income	$5,417,477

Expenses

Investment adviser fee	$1,507,588
Administration fee	266,045
Trustees’ fees and expenses	6,215
Distribution and service fees
Class A	71,071
Class C	41,465
Custodian fee	637,412
Transfer and dividend disbursing agent fees	65,630
Legal and accounting services	35,988
Registration fees	30,185
Printing and postage	21,218
Miscellaneous	12,235

Total expenses	$2,695,052

Deduct —
Allocation of expenses to the investment adviser, sub-adviser and administrator	$294,030
Reduction of custodian fee	312

Total expense reductions	$294,342

Net expenses	$2,400,710

Net investment income	$3,016,767

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions, net of foreign capital gains taxes of $20,895	$(31,322,106)
Foreign currency transactions	(779,830)

Net realized loss	$(32,101,936)

Change in unrealized appreciation (depreciation) —
Investments, net of increase in accrued foreign capital gains taxes of $2,779	$78,973,765
Foreign currency	134,900

Net change in unrealized appreciation (depreciation)	$79,108,665

Net realized and unrealized gain	$47,006,729

Net increase in net assets from operations	$50,023,496

See notes to financial statements

26

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$3,016,767	$6,568,060
Net realized loss from investment and foreign currency transactions	(32,101,936)	(6,600,278)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	79,108,665	(331,473,357)

Net increase (decrease) in net assets from operations	$50,023,496	$(331,505,575)

Distributions to shareholders —
From net investment income
Class A	$(624,412)	$(471,949)
Class C	(11,551)	(25,778)
Class I	(4,282,038)	(1,661,688)
From net realized gain
Class A	—	(531,214)
Class C	—	(66,805)
Class I	—	(1,583,872)

Total distributions to shareholders	$(4,918,001)	$(4,341,306)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$23,671,622	$101,864,082
Class C	843,427	13,401,394
Class I	216,344,398	316,476,690
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	535,854	889,210
Class C	8,492	58,770
Class I	2,225,488	2,075,352
Cost of shares redeemed
Class A	(34,690,998)	(40,412,113)
Class C	(2,113,504)	(4,043,712)
Class I	(86,302,454)	(57,995,706)
Redemption fees	35,847	22,156

Net increase in net assets from Fund share transactions	$120,558,172	$332,336,123

Net increase (decrease) in net assets	$165,663,667	$(3,510,758)

Net Assets

At beginning of period	$362,037,209	$365,547,967

At end of period	$527,700,876	$362,037,209

Accumulated undistributed net investment income included in net assets

At end of period	$2,931,792	$4,833,026

See notes to financial statements

27

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Six Months Ended		Year Ended
	April 30, 2009		October 31,		Period Ended
	(Unaudited)		2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$8.290		$17.500	$11.150	$10.000

Income (loss) from operations

Net investment income(2)	$0.048		$0.190	$0.110	$0.010
Net realized and unrealized gain (loss)	0.533		(9.216)	6.215	1.140

Total income (loss) from operations	$0.581		$(9.026)	$6.325	$1.150

Less distributions

From net investment income	$(0.092)		$(0.087)	$—	$—
From net realized gain	—		(0.098)	—	—

Total distributions	$(0.092)		$(0.185)	$—	$—

Redemption fees(2)	$0.001		$0.001	$0.025	$0.000	(3)

Net asset value — End of period	$8.780		$8.290	$17.500	$11.150

Total Return(4)	7.15	%(8)	(52.10)%	56.95%	11.50	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$67,407		$74,062	$81,611	$1,451
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.53	%(7)	1.50%	1.50%	1.50	%(7)
Net investment income	1.26	%(7)	1.33%	0.77%	0.32	%(7)
Portfolio Turnover	10	%(8)	5%	6%	6	%(8)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.17%, 0.20%, 0.52% and 9.49% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008 and 2007 and the period ended October 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

28

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Six Months Ended		Year Ended
	April 30, 2009		October 31,		Period Ended
	(Unaudited)		2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$8.160		$17.320	$11.120	$10.000

Income (loss) from operations

Net investment income (loss)(2)	$0.016		$0.092	$0.010	$(0.010)
Net realized and unrealized gain (loss)	0.543		(9.117)	6.190	1.130

Total income (loss) from operations	$0.559		$(9.025)	$6.200	$1.120

Less distributions

From net investment income	$(0.010)		$(0.038)	$—	$—
From net realized gain	—		(0.098)	—	—

Total distributions	$(0.010)		$(0.136)	$—	$—

Redemption fees(2)	$0.001		$0.001	$—	$—

Net asset value — End of period	$8.710		$8.160	$17.320	$11.120

Total Return(3)	6.88	%(7)	(52.50)%	55.76%	11.20	%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,963		$9,828	$10,218	$132
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.28	%(6)	2.25%	2.25%	2.25	%(6)
Net investment income (loss)	0.43	%(6)	0.65%	0.06%	(0.30	%)(6)
Portfolio Turnover	10	%(7)	5%	6%	6	%(7)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.17%, 0.20%, 0.52% and 9.49% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008 and 2007 and the period ended October 31, 2006, respectively).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

29

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Six Months Ended		Year Ended
	April 30, 2009		October 31,		Period Ended
	(Unaudited)		2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$8.320		$17.540	$11.150	$10.000

Income (loss) from operations

Net investment income(2)	$0.069		$0.231	$0.160	$0.030
Net realized and unrealized gain (loss)	0.526		(9.251)	6.232	1.120

Total income (loss) from operations	$0.595		$(9.020)	$6.392	$1.150

Less distributions

From net investment income	$(0.126)		$(0.103)	$(0.002)	$—
From net realized gains	—		(0.098)	—	—

Total distributions	$(0.126)		$(0.201)	$(0.002)	$—

Redemption fees(2)	$0.001		$0.001	$0.000 (3)	$—

Net asset value — End of period	$8.790		$8.320	$17.540	$11.150

Total Return(4)	7.33	%(8)	(51.99)%	57.34%	11.50	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$451,331		$278,147	$273,719	$15,405
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.28	%(7)	1.25%	1.25%	1.25	%(7)
Net investment income	1.81	%(7)	1.62%	1.12%	0.88	%(7)
Portfolio Turnover	10	%(8)	5%	6%	6	%(8)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.17%, 0.20%, 0.52% and 9.49% of average daily net assets for the six months ended April 30, 2009, the years ended October 31, 2008 and 2007 and the period ended October 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

30

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Structured Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest

31

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,017,454 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016.

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on June 30, 2006 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Redemption Fees — Upon the redemption or exchange of shares by Class A or Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

K  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities with banks and broker-dealers determined to be creditworthy by the Fund’s investment adviser. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund’s repurchase agreements provide that the value of the collateral

32

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended April 30, 2009, the fee amounted to $1,507,588 or 0.85% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2009, the administration fee amounted to $266,045.

EVM has agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceed 1.60%, 2.35% and 1.35% of the average daily net assets of Class A, Class C and Class I, respectively, through February 28, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Prior to March 1, 2009, EVM had agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceeded 1.50%, 2.25% and 1.25% of the average daily net assets of Class A, Class C and Class I, respectively. Pursuant to these agreements, EVM waived fees and reimbursed expenses of $294,030 for the six months ended April 30, 2009.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended April 30, 2009, EVM earned $4,289 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,409 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the

33

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2009 amounted to $71,071 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the six months ended April 30, 2009, the Fund paid or accrued to EVD $31,099 for Class C shares representing 0.75% (annualized) of the average daily net assets of Class C shares. At April 30, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $1,189,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended April 30, 2009 amounted to $10,366 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended April 30, 2009, the Fund was informed that EVD received approximately $15,000 and $11,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $150,483,070 and $36,931,678, respectively, for the six months ended April 30, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Six Months Ended
	April 30, 2009	Year Ended
Class A	(Unaudited)	October 31, 2008

Sales	3,180,865	7,647,293
Issued to shareholders electing to receive payments of distributions in Fund shares	67,744	53,728
Redemptions	(4,504,249)	(3,432,341)

Net increase (decrease)	(1,255,640)	4,268,680

	Six Months Ended
	April 30, 2009	Year Ended
Class C	(Unaudited)	October 31, 2008

Sales	108,850	941,092
Issued to shareholders electing to receive payments of distributions in Fund shares	1,080	3,583
Redemptions	(284,015)	(331,065)

Net increase (decrease)	(174,085)	613,610

	Six Months Ended
	April 30, 2009	Year Ended
Class I	(Unaudited)	October 31, 2008

Sales	28,929,390	22,610,736
Issued to shareholders electing to receive payments of distributions in Fund shares	281,707	125,248
Redemptions	(11,273,510)	(4,920,012)

Net increase	17,937,587	17,815,972

For the six months ended April 30, 2009 and the year ended October 31, 2008, the Fund received $35,847 and $22,156, respectively, in redemption fees.

34

Eaton Vance Structured Emerging Markets Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$705,115,068

Gross unrealized appreciation	$12,092,098
Gross unrealized depreciation	(196,269,878)

Net unrealized depreciation	$(184,177,780)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2009.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$137,507,462
Level 2	Other Significant Observable Inputs	383,429,826
Level 3	Significant Unobservable Inputs	0

Total		$520,937,288

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$0
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	0
Net purchases (sales)	0
Accrued discount (premium)	—
Net transfer to (from) Level 3	—

Balance as of April 30, 2009	$0

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009*	$0

*	Amount is included in the related amount on investments in the Statement of Operations.

All Level 3 investments held at April 30, 2009 and October 31, 2008 were valued at $0.

35

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

36

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Structured Emerging Markets Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreement with Parametric Portfolio Associates (the “Sub-adviser”), including the fee structure of each agreement, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board noted the Sub-adviser’s experience in deploying quantitative-based investment strategies.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and

37

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, paid by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and expense ratio for the one-year ended September 30, 2008. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund.

38

Eaton Vance Structured Emerging Markets Fund

OFFICERS AND TRUSTEES

Officers
Thomas E. Faust Jr.
President and Trustee

William H. Ahern, Jr.
Vice President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Cynthia J. Clemson
Vice President

Charles B. Gaffney
Vice President

Christine M. Johnston
Vice President

Aamer Khan
Vice President

Thomas H. Luster
Vice President

Robert B. MacIntosh
Vice President

Jeffrey A. Rawlins
Vice President

Duncan W. Richardson
Vice President

Judith A. Saryan
Vice President

Susan Schiff
Vice President

Thomas Seto
Vice President

David M. Stein
Vice President

Dan R. Strelow
Vice President

Mark S. Venezia
Vice President

Adam A. Weigold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

39

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Investment Adviser and Administrator of
Eaton Vance Structured Emerging Markets Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Structured Emerging Markets Fund
Parametric Portfolio Associates LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Co.
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Structured Emerging Markets Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2774-6/09	SEMSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President

Date:    June 15, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:    June 15, 2009

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President

Date:    June 15, 2009